UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 through October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2016

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

U.S. financial markets generally weathered two distinct sell-offs and rebounded to provide positive returns over the twelve month reporting period amid continued economic stimulus from leading central banks. Financial markets appeared to absorb the U.S. Federal Reserve’s December 2015 interest rate increase — the first in a decade — with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets and led to the worst start of any year on record for U.S. equity prices.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows. In June 2016, British voters confounded the expectations of some and voted to exit the European Union. The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided.

The Standard & Poor’s 500 Index (S&P 500) reached new record highs in August 2016 and mostly held those gains through October. Notably, crude oil prices reached 15-monnth highs in October 2016 amid expectations that the Organization of Petroleum Exporting Countries would agree to production caps that would reduce global inventories.

For the twelve months ended October 31, 2016, the S&P 500 Index returned 4.51%, while the BofA Merrill Lynch 3-Month U.S. Treasury Index returned 0.31%.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(0.29)%
Standard & Poor’s 500 Index	4.51%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%

Net Assets as of 10/31/2016 (In Thousands)	$213,634

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended October 31, 2016. The Fund’s security selection in the information technology sector and its security selection and underweight position in the industrials sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary sector and its security selection and underweight position in the health care sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s long positions in Norwegian Cruise Line Holdings Ltd., Mobileye NV and Signet Jewelers Ltd. Shares of Norwegian Cruise Line, an owner/operator of vacation cruise ships that was not held in the Benchmark, fell amid general weakness in the cruise ship industry due to slack consumer demand in North America and concerns about the spread of the Zika virus. Shares of Mobileye, a provider of camera-assisted driving systems that was not held in the Benchmark, fell after the company reported its contract with Tesla Motors Inc. would not be extended. Shares of Signet Jewelers Ltd., a retailer of jewelry and watches, fell amid investor concerns about its credit operations and the quality of its gems.

Leading individual contributors to relative performance included the Fund’s long positions in Tempur Sealy International Inc., Jarden Corp. and Newell Brands Inc. Shares of Tempur Sealy, a bedding manufacturer not held in the Benchmark, rose on better-than-expected earnings. Shares of Jarden, a consumer products company not held in the Benchmark, rose after it agreed to be acquired by Newell Inc. Shares of Newell, a consumer products company, rose after the company raised its forecast for earnings and sales.

HOW WAS THE FUND POSITIONED?

During the twelve months ended October 31, 2016, the Fund invested at least 80% of its assets under management in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or S&P 500 Index. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six month reporting period, the Fund’s average gross exposure was 90% and its average net exposure was 46%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Newell Brands, Inc.	8.3%
2.	KLA-Tencor Corp.	4.3
3.	Comcast Corp., Class A	4.3
4.	Alphabet, Inc., Class A	3.9
5.	Fidelity National Information Services, Inc.	3.8
6.	Berkshire Hathaway, Inc., Class A	3.2
7.	Affiliated Managers Group, Inc.	2.8
8.	Johnson & Johnson	2.7
9.	Thermo Fisher Scientific, Inc.	2.7
10.	Twenty-First Century Fox, Inc., Class B	2.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Berkshire Hathaway, Inc., Class B	13.6%
2.	Twenty-First Century Fox, Inc., Class A	10.7
3.	Verizon Communications, Inc.	6.0
4.	United Parcel Service, Inc., Class B	5.6
5.	Wynn Resorts Ltd.	4.4
6.	Sally Beauty Holdings, Inc.	4.2
7.	TJX Cos., Inc. (The)	3.4
8.	Dollar Tree, Inc.	2.9
9.	Wyndham Worldwide Corp.	2.2
10.	Ross Stores, Inc.	2.0

LONG PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	20.2%
Information Technology	18.8
Financials	7.0
Health Care	6.1
Consumer Staples	4.4
Materials	3.1
Industrials	1.9
Others (each less than 1.0%)	1.2
Short-Term Investment	37.3

SHORT PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	40.8%
Financials	18.2
Industrials	12.8
Information Technology	8.6
Telecommunication Services	6.0
Health Care	4.8
Consumer Staples	3.3
Energy	2.2
Real Estate	1.5
Utilities	1.0
Others (each less than 1.0%)	0.8

***	Percentages indicated are based on total long investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge*		(5.74)%	4.31%
Without Sales Charge		(0.53)	6.93
CLASS C SHARES	August 29, 2014
With CDSC**		(2.00)	6.41
Without CDSC		(1.00)	6.41
CLASS R2 SHARES	August 29, 2014	(0.76)	6.67
CLASS R5 SHARES	August 29, 2014	(0.12)	7.41
CLASS R6 SHARES	August 29, 2014	(0.06)	7.47
SELECT CLASS SHARES	August 29, 2014	(0.29)	7.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(2.47)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%

Net Assets as of 10/31/2016 (In Thousands)	$347,351

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2016.

Investors’ concerns about global economic growth as well as weakening oil prices and uncertainty over China’s economy, created a headwind for the Fund. Overall, stocks that the Fund’s portfolio managers found to be undervalued underperformed the broader market, while stocks that the research team found to be unattractively valued outperformed the broader market.

The Fund’s security selection in the pharmaceutical & health care sector and the consumer cyclical sector was a leading detractor from performance relative to the Benchmark, while security selection in the media and energy sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s short positions in Medtronic PLC and Johnson & Johnson and its long position in Valeant Pharmaceuticals International Inc. Shares of Medtronic, a medical devices maker, rose on continued growth in earnings and revenue. Shares of Johnson & Johnson, a maker of consumer health care products, rose on better than expected earnings. Shares of Valeant, a manufacture of drugs and medical devices, declined by more than 90% during the reporting period amid federal and state investigations into the company’s sales practices.

Leading individual contributors to the Fund’s relative performance included its short position in Intel Corp. and its long positions in Facebook Inc. and Broadcom Ltd. Shares of Intel, a semiconductor manufacturer, fell after the company reduced its earnings forecast due to restructuring charges. Shares of Facebook, an Internet social media company, rose amid continued growth in advertising revenue. Shares of Broadcom, a semiconductor manufacturer, rose following news of a $37 billion takeover offer from Avago Technologies Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Union Pacific Corp.	2.6%
2.	Broadcom Ltd., (Singapore)	2.6
3.	Alphabet, Inc., Class C	2.5
4.	NextEra Energy, Inc.	2.1
5.	Chubb Ltd., (Switzerland)	1.9
6.	Canadian Pacific Railway Ltd., (Canada)	1.7
7.	Amazon.com, Inc.	1.7
8.	Humana, Inc.	1.7
9.	Lowe’s Cos., Inc.	1.6
10.	Pioneer Natural Resources Co.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Exxon Mobil Corp.	2.3%
2.	Verizon Communications, Inc.	2.3
3.	Dominion Resources, Inc.	2.3
4.	Boeing Co. (The)	2.2
5.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR, (Taiwan)	1.9
6.	Duke Energy Corp.	1.7
7.	Intel Corp.	1.6
8.	Coca-Cola Co. (The)	1.6
9.	3M Co.	1.6
10.	Medtronic plc, (Ireland)	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	17.9%
Consumer Discretionary	15.2
Financials	12.6
Industrials	12.2
Consumer Staples	8.7
Health Care	7.0
Materials	5.6
Utilities	5.5
Energy	5.3
Real Estate	2.6
Telecommunication Services	1.2
U.S. Treasury Obligations	0.2
Short-Term Investment	6.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Consumer Discretionary	18.6%
Information Technology	14.1
Industrials	13.2
Financials	12.2
Consumer Staples	10.2
Health Care	7.5
Utilities	6.3
Materials	6.2
Energy	5.4
Real Estate	3.3
Telecommunication Services	3.0

*	Percentages indicated are based on total long investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(7.98)%	(1.77)%	0.24%
Without Sales Charge		(2.88)	(0.70)	0.79
CLASS C SHARES	November 2, 2009
With CDSC**		(4.33)	(1.19)	0.29
Without CDSC		(3.33)	(1.19)	0.29
INSTITUTIONAL CLASS SHARES	December 31, 1998	(2.47)	(0.23)	1.28
SELECT CLASS SHARES	November 2, 2009	(2.64)	(0.46)	1.11

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/06 to 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Average from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 94.0%
Common Stocks — 58.9%
		Consumer Discretionary — 19.0%
		Auto Components — 0.2%
—	(h)	Adient plc, (Ireland) (a)	15
5		BorgWarner, Inc.	164
3		Delphi Automotive plc, (United Kingdom)	164

			343

		Distributors — 1.5%
97		LKQ Corp. (a)	3,127

		Hotels, Restaurants & Leisure — 0.2%
7		Hilton Worldwide Holdings, Inc.	155
3		Starbucks Corp.	142
2		Yum! Brands, Inc.	157

			454

		Household Durables — 7.9%
5		D.R. Horton, Inc.	144
349		Newell Brands, Inc. (j)	16,752

			16,896

		Internet & Direct Marketing Retail — 1.5%
4		Amazon.com, Inc. (a)	3,302

		Media — 7.3%
139		Comcast Corp., Class A	8,596
20		DISH Network Corp., Class A (a)	1,167
20		Liberty Media Corp.-Liberty Media, Class A (a)	547
2		Time Warner, Inc.	162
195		Twenty-First Century Fox, Inc., Class B	5,142

			15,614

		Multiline Retail — 0.1%
2		Dollar General Corp.	160

		Specialty Retail — 0.2%
1		Home Depot, Inc. (The)	156
2		Lowe’s Cos., Inc.	148
1		O’Reilly Automotive, Inc. (a)	148

			452

		Textiles, Apparel & Luxury Goods — 0.1%
3		NIKE, Inc., Class B	150

		Total Consumer Discretionary	40,498

		Consumer Staples — 4.1%
		Beverages — 2.1%
37		Anheuser-Busch InBev N.V., (Belgium), ADR (j)	4,256
2		PepsiCo, Inc.	244

			4,500

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food & Staples Retailing — 0.3%
8		Kroger Co. (The)	250
3		Walgreens Boots Alliance, Inc.	246

			496

		Food Products — 0.1%
6		Mondelez International, Inc., Class A	260

		Household Products — 0.1%
2		Kimberly-Clark Corp.	237

		Tobacco — 1.5%
49		Altria Group, Inc. (j)	3,272

		Total Consumer Staples	8,765

		Energy — 0.5%
		Oil, Gas & Consumable Fuels — 0.5%
2		Anadarko Petroleum Corp.	122
3		Cheniere Energy, Inc. (a)	120
1		Concho Resources, Inc. (a)	116
1		Diamondback Energy, Inc. (a)	109
1		EOG Resources, Inc.	128
2		EQT Corp.	130
1		Pioneer Natural Resources Co.	134
3		TransCanada Corp., (Canada)	126
3		Valero Energy Corp.	152

		Total Energy	1,137

		Financials — 6.6%
		Banks — 0.3%
7		Bank of America Corp.	109
2		Citigroup, Inc.	108
8		KeyCorp	117
11		Regions Financial Corp.	115
2		Wells Fargo & Co.	107
4		Zions Bancorporation	114

			670

		Capital Markets — 2.9%
43		Affiliated Managers Group, Inc. (a)	5,702
—	(h)	BlackRock, Inc.	105
3		Charles Schwab Corp. (The)	106
—	(h)	Intercontinental Exchange, Inc.	101
4		Morgan Stanley	118

			6,132

		Consumer Finance — 0.1%
6		Ally Financial, Inc.	102
2		Capital One Financial Corp.	111

			213

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Diversified Financial Services — 3.0%
—	(h)	Berkshire Hathaway, Inc., Class A (a)	6,471

		Insurance — 0.3%
2		Arthur J. Gallagher & Co.	113
1		Chubb Ltd., (Switzerland)	118
1		Everest Re Group Ltd., (Bermuda)	125
2		Hartford Financial Services Group, Inc. (The)	106
3		MetLife, Inc.	118
3		XL Group Ltd., (Bermuda)	115

			695

		Total Financials	14,181

		Health Care — 5.7%
		Health Care Equipment & Supplies — 0.6%
17		Abbott Laboratories	686
31		Boston Scientific Corp. (a)	678

			1,364

		Life Sciences Tools & Services — 2.5%
37		Thermo Fisher Scientific, Inc. (j)	5,427

		Pharmaceuticals — 2.6%
47		Johnson & Johnson	5,476

		Total Health Care	12,267

		Industrials — 1.8%
		Aerospace & Defense — 0.1%
1		Northrop Grumman Corp.	194

		Airlines — 0.1%
3		United Continental Holdings, Inc. (a)	174

		Building Products — 0.1%
1		Lennox International, Inc.	175

		Commercial Services & Supplies — 0.1%
3		Johnson Controls International plc	136
2		Waste Connections, Inc., (Canada)	172

			308

		Road & Rail — 1.3%
17		Canadian Pacific Railway Ltd., (Canada) (j)	2,470
2		Kansas City Southern	168
2		Union Pacific Corp.	173

			2,811

		Trading Companies & Distributors — 0.1%
4		AerCap Holdings N.V., (Ireland) (a)	181

		Total Industrials	3,843

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 17.7%
	Electronic Equipment, Instruments & Components — 0.1%
3	TE Connectivity Ltd., (Switzerland)	197

	Internet Software & Services — 3.7%
10	Alphabet, Inc., Class A (a) (j)	7,778
2	Facebook, Inc., Class A (a)	201

		7,979

	IT Services — 7.4%
2	Accenture plc, (Ireland), Class A	189
102	Fidelity National Information Services, Inc.	7,546
20	Fiserv, Inc. (a)	1,935
25	Mastercard, Inc., Class A	2,722
38	Visa, Inc., Class A (j)	3,163
2	WEX, Inc. (a)	211

		15,766

	Semiconductors & Semiconductor Equipment — 5.9%
3	Analog Devices, Inc.	188
1	Broadcom Ltd., (Singapore)	188
73	Intel Corp.	2,529
115	KLA-Tencor Corp.	8,659
2	Lam Research Corp.	196
2	NXP Semiconductors N.V., (Netherlands) (a)	193
3	QUALCOMM, Inc.	202
3	Skyworks Solutions, Inc.	193
3	Texas Instruments, Inc.	197

		12,545

	Software — 0.3%
2	Adobe Systems, Inc. (a)	193
5	Mobileye N.V., (Israel) (a)	183
2	Workday, Inc., Class A (a)	190

		566

	Technology Hardware, Storage & Peripherals — 0.3%
9	Hewlett Packard Enterprise Co.	212
15	HP, Inc.	213
4	Western Digital Corp.	224

		649

	Total Information Technology	37,702

	Materials — 2.9%
	Chemicals — 1.1%
1	E.I. du Pont de Nemours & Co.	48
1	Eastman Chemical Co.	43
19	Ecolab, Inc. (j)	2,132
2	Mosaic Co. (The)	39

		2,262

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Construction Materials — 0.0% (g)
—	(h)	Martin Marietta Materials, Inc.	41
—	(h)	Vulcan Materials Co.	42

			83

		Containers & Packaging — 1.7%
4		Ball Corp.	328
74		Berry Plastics Group, Inc. (a)	3,236
1		Crown Holdings, Inc. (a)	47
1		WestRock Co.	37

			3,648

		Metals & Mining — 0.1%
21		TimkenSteel Corp. (a)	217

		Total Materials	6,210

		Real Estate — 0.2%
		Equity Real Estate Investment Trusts (REITs) — 0.2%
2		HCP, Inc.	62
2		Kimco Realty Corp.	53
3		LaSalle Hotel Properties	62
2		Omega Healthcare Investors, Inc.	64
1		SL Green Realty Corp.	56
2		STORE Capital Corp.	56

		Total Real Estate	353

		Telecommunication Services — 0.2%
		Diversified Telecommunication Services — 0.1%
4		Level 3 Communications, Inc. (a)	221

		Wireless Telecommunication Services — 0.1%
4		T-Mobile U.S., Inc. (a)	206

		Total Telecommunication Services	427

		Utilities — 0.2%
		Electric Utilities — 0.2%
1		Edison International	87
3		Exelon Corp.	99
1		NextEra Energy, Inc.	93
1		PG&E Corp.	93

			372

		Multi-Utilities — 0.0% (g)
1		WEC Energy Group, Inc.	79

		Total Utilities	451

		Total Common Stocks (Cost $117,644)	125,834

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 35.1%
	Investment Company — 35.1%
74,891	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $74,891)	74,891

	Total Investments — 94.0% (Cost $192,535)	200,725
	Other Assets in Excess of Liabilities — 6.0%	12,909

	NET ASSETS — 100.0%	$213,634

Short Positions — 22.5%
Common Stocks — 22.5%
	Consumer Discretionary — 9.2%
	Auto Components — 0.2%
2	Autoliv, Inc., (Sweden)	237
2	Lear Corp.	259

		496

	Hotels, Restaurants & Leisure — 2.4%
4	Darden Restaurants, Inc.	248
4	Marriott International, Inc., Class A	250
5	McDonald’s Corp.	539
24	Norwegian Cruise Line Holdings Ltd. (a)	918
16	Wyndham Worldwide Corp.	1,059
22	Wynn Resorts Ltd.	2,106

		5,120

	Leisure Products — 0.1%
3	Hasbro, Inc.	251

	Media — 2.9%
11	Interpublic Group of Cos., Inc. (The)	235
11	Omnicom Group, Inc.	838
195	Twenty-First Century Fox, Inc., Class A	5,117

		6,190

	Multiline Retail — 0.9%
18	Dollar Tree, Inc. (a)	1,395
5	Kohl’s Corp.	236
3	Target Corp.	233

		1,864

	Specialty Retail — 2.6%
1	AutoZone, Inc. (a)	381
12	Bed Bath & Beyond, Inc.	483
16	Ross Stores, Inc.	974
78	Sally Beauty Holdings, Inc. (a)	2,022
22	TJX Cos., Inc. (The)	1,609

		5,469

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Textiles, Apparel & Luxury Goods — 0.1%
6	Under Armour, Inc., Class A (a)	184

	Total Consumer Discretionary	19,574

	Consumer Staples — 0.7%
	Beverages — 0.1%
4	Brown-Forman Corp., Class B	178

	Food & Staples Retailing — 0.3%
2	CVS Health Corp.	173
4	Sysco Corp.	170
2	Wal-Mart Stores, Inc.	171
6	Whole Foods Market, Inc.	174

		688

	Food Products — 0.1%
3	General Mills, Inc.	188

	Household Products — 0.2%
4	Church & Dwight Co., Inc.	184
1	Clorox Co. (The)	168
2	Colgate-Palmolive Co.	169

		521

	Total Consumer Staples	1,575

	Energy — 0.5%
	Energy Equipment & Services — 0.1%
1	Helmerich & Payne, Inc.	86
2	National Oilwell Varco, Inc.	79

		165

	Oil, Gas & Consumable Fuels — 0.4%
1	Apache Corp.	85
1	Chevron Corp.	91
1	Cimarex Energy Co.	82
2	Enbridge, Inc., (Canada)	77
1	Exxon Mobil Corp.	82
2	Hess Corp.	82
6	Marathon Oil Corp.	79
3	Murphy Oil Corp.	74
2	Noble Energy, Inc.	86
6	Southwestern Energy Co. (a)	63
2	Spectra Energy Corp.	76

		877

	Total Energy	1,042

	Financials — 4.1%
	Banks — 0.4%
6	Associated Banc-Corp.	126
6	Fifth Third Bancorp	135

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
9	First Horizon National Corp.	141
8	People’s United Financial, Inc.	138
3	SunTrust Banks, Inc.	131
3	U.S. Bancorp	138

		809

	Capital Markets — 0.2%
1	CME Group, Inc.	136
4	Franklin Resources, Inc.	135
2	T. Rowe Price Group, Inc.	126

		397

	Diversified Financial Services — 3.0%
45	Berkshire Hathaway, Inc., Class B (a)	6,510

	Insurance — 0.5%
2	Aflac, Inc.	126
2	Allstate Corp. (The)	139
1	Aon plc, (United Kingdom)	133
4	Progressive Corp. (The)	122
1	RenaissanceRe Holdings Ltd., (Bermuda)	143
2	Torchmark Corp.	121
1	Travelers Cos., Inc. (The)	124
2	W.R. Berkley Corp.	128

		1,036

	Total Financials	8,752

	Health Care — 1.1%
	Health Care Equipment & Supplies — 0.9%
10	Baxter International, Inc.	484
2	C.R. Bard, Inc.	467
6	Medtronic plc, (Ireland)	471
5	Varian Medical Systems, Inc. (a)	430

		1,852

	Health Care Providers & Services — 0.2%
6	Cardinal Health, Inc.	437

	Total Health Care	2,289

	Industrials — 2.9%
	Aerospace & Defense — 0.1%
1	Boeing Co. (The)	178

	Air Freight & Logistics — 1.3%
2	C.H. Robinson Worldwide, Inc.	165
25	United Parcel Service, Inc., Class B	2,704

		2,869

	Commercial Services & Supplies — 0.1%
3	Waste Management, Inc.	178

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Electrical Equipment — 0.3%
1		Acuity Brands, Inc.	169
9		Eaton Corp. plc	544

			713

		Industrial Conglomerates — 0.3%
4		3M Co.	616

		Machinery — 0.5%
3		AGCO Corp.	167
5		Donaldson Co., Inc.	170
13		PACCAR, Inc.	715

			1,052

		Road & Rail — 0.1%
2		J.B. Hunt Transport Services, Inc.	183

		Trading Companies & Distributors — 0.2%
6		Air Lease Corp.	180
5		Fastenal Co.	178

			358

		Total Industrials	6,147

		Information Technology — 1.9%
		Communications Equipment — 0.2%
17		Juniper Networks, Inc.	444

		Electronic Equipment, Instruments & Components — 0.2%
6		Amphenol Corp., Class A	389

		Semiconductors & Semiconductor Equipment — 1.0%
10		Maxim Integrated Products, Inc.	391
6		Microchip Technology, Inc.	390
31		Micron Technology, Inc. (a)	529
13		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	402
8		Xilinx, Inc.	401

			2,113

		Software — 0.3%
4		Citrix Systems, Inc. (a)	380
5		salesforce.com, Inc. (a)	399

			779

		Technology Hardware, Storage & Peripherals — 0.2%
11		Seagate Technology plc	390

		Total Information Technology	4,115

		Materials — 0.2%
		Chemicals — 0.1%
—	(h)	Agrium, Inc., (Canada)	43

SHARES		SECURITY DESCRIPTION	VALUE($)

		Chemicals — continued
–	(h)	Air Products & Chemicals, Inc.	35
–	(h)	LyondellBasell Industries N.V., Class A	35

			113

		Containers & Packaging — 0.1%
–	(h)	AptarGroup, Inc.	34
1		Avery Dennison Corp.	41
1		Bemis Co., Inc.	37
1		Sonoco Products Co.	43

			155

		Metals & Mining — 0.0% (g)
2		Alcoa, Inc. (a)	54

		Paper & Forest Products — 0.0% (g)
1		Domtar Corp.	40

		Total Materials	362

		Real Estate — 0.3%
		Equity Real Estate Investment Trusts (REITs) — 0.3%
1		Digital Realty Trust, Inc.	57
–	(h)	Federal Realty Investment Trust	67
2		Healthcare Realty Trust, Inc.	60
2		Healthcare Trust of America, Inc., Class A	62
4		Host Hotels & Resorts, Inc.	64
1		Simon Property Group, Inc.	214
2		UDR, Inc.	73
1		Ventas, Inc.	64
1		Welltower, Inc.	55

		Total Real Estate	716

		Telecommunication Services — 1.4%
		Diversified Telecommunication Services — 1.4%
60		Verizon Communications, Inc.	2,897

		Utilities — 0.2%
		Electric Utilities — 0.1%
2		Duke Energy Corp.	124
2		Southern Co. (The)	127

			251

		Multi-Utilities — 0.1%
2		Consolidated Edison, Inc.	134
2		Dominion Resources, Inc.	131

			265

		Total Utilities	516

		Total Securities Sold Short (Proceeds $49,097)	$47,985

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.3%
Common Stocks — 93.2%
	Consumer Discretionary — 15.1%
	Auto Components — 0.2%
14	Delphi Automotive plc, (United Kingdom)	892

	Hotels, Restaurants & Leisure — 3.0%
43	Carnival Corp.	2,122
48	Royal Caribbean Cruises Ltd.	3,678
79	Starbucks Corp.	4,180
4	Yum! Brands, Inc.	355

		10,335

	Household Durables — 1.5%
99	D.R. Horton, Inc.	2,842
6	Harman International Industries, Inc.	445
37	MDC Holdings, Inc.	872
54	PulteGroup, Inc.	1,002

		5,161

	Internet & Direct Marketing Retail — 1.7%
7	Amazon.com, Inc. (a)	5,796

	Media — 4.3%
16	CBS Corp. (Non-Voting), Class B (j)	925
10	Charter Communications, Inc., Class A (a)	2,592
37	DISH Network Corp., Class A (a)	2,183
491	Sirius XM Holdings, Inc. (a)	2,046
38	Time Warner, Inc.	3,360
148	Twenty-First Century Fox, Inc., Class B	3,918

		15,024

	Specialty Retail — 4.4%
52	Best Buy Co., Inc. (j)	2,019
22	Home Depot, Inc. (The)	2,679
85	Lowe’s Cos., Inc.	5,639
9	O’Reilly Automotive, Inc. (a)	2,437
35	TJX Cos., Inc. (The)	2,591

		15,365

	Total Consumer Discretionary	52,573

	Consumer Staples — 8.7%
	Beverages — 4.0%
25	Constellation Brands, Inc., Class A	4,230
43	Molson Coors Brewing Co., Class B	4,505
47	PepsiCo, Inc.	5,051

		13,786

	Food & Staples Retailing — 2.0%
23	Costco Wholesale Corp.	3,360
67	Kroger Co. (The)	2,063

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
17	Walgreens Boots Alliance, Inc.	1,447

		6,870

	Food Products — 1.3%
75	Mondelez International, Inc., Class A	3,390
16	Post Holdings, Inc. (a)	1,210

		4,600

	Household Products — 0.5%
15	Kimberly-Clark Corp.	1,679

	Personal Products — 0.2%
9	Estee Lauder Cos., Inc. (The), Class A	827

	Tobacco — 0.7%
12	Altria Group, Inc.	798
28	Reynolds American, Inc.	1,516

		2,314

	Total Consumer Staples	30,076

	Energy — 5.2%
	Energy Equipment & Services — 0.3%
15	Schlumberger Ltd.	1,136

	Oil, Gas & Consumable Fuels — 4.9%
12	Anadarko Petroleum Corp.	702
17	Cabot Oil & Gas Corp.	356
15	Concho Resources, Inc. (a)	1,878
45	Diamondback Energy, Inc. (a)	4,089
26	EOG Resources, Inc.	2,372
31	Pioneer Natural Resources Co.	5,491
5	Range Resources Corp.	172
34	Southwestern Energy Co. (a)	354
17	TransCanada Corp., (Canada)	754
16	Valero Energy Corp.	940

		17,108

	Total Energy	18,244

	Financials — 12.5%
	Banks — 3.4%
42	Bank of America Corp. (j)	687
30	Citigroup, Inc.	1,498
57	Citizens Financial Group, Inc.	1,506
31	East West Bancorp, Inc.	1,207
76	Huntington Bancshares, Inc.	803
226	KeyCorp	3,187
14	SVB Financial Group (a)	1,731
33	Zions Bancorporation	1,066

		11,685

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Capital Markets — 3.2%
5	Affiliated Managers Group, Inc. (a)	671
56	Bank of New York Mellon Corp. (The)	2,428
75	Charles Schwab Corp. (The)	2,384
11	Intercontinental Exchange, Inc.	2,915
69	Morgan Stanley (j)	2,319
7	State Street Corp.	504

		11,221

	Insurance — 5.9%
47	Arthur J. Gallagher & Co.	2,263
52	Chubb Ltd., (Switzerland) (j)	6,660
13	Everest Re Group Ltd., (Bermuda)	2,697
52	Hartford Financial Services Group, Inc. (The)	2,290
26	Lincoln National Corp.	1,271
92	MetLife, Inc.	4,300
29	XL Group Ltd., (Bermuda)	992

		20,473

	Total Financials	43,379

	Health Care — 7.0%
	Biotechnology — 2.0%
12	Alexion Pharmaceuticals, Inc. (a)	1,559
7	Biogen, Inc. (a)	2,094
4	BioMarin Pharmaceutical, Inc. (a)	316
9	Celgene Corp. (a) (j)	957
4	Incyte Corp. (a)	380
19	Vertex Pharmaceuticals, Inc. (a)	1,412

		6,718

	Health Care Equipment & Supplies — 0.3%
47	Boston Scientific Corp. (a)	1,039

	Health Care Providers & Services — 3.2%
43	Aetna, Inc. (j)	4,570
34	Humana, Inc.	5,791
5	UnitedHealth Group, Inc.	754

		11,115

	Life Sciences Tools & Services — 0.2%
5	Illumina, Inc. (a) (j)	730

	Pharmaceuticals — 1.3%
5	Allergan plc (a)	1,143
27	Bristol-Myers Squibb Co.	1,362
17	Eli Lilly & Co.	1,265
26	Pfizer, Inc.	817

		4,587

	Total Health Care	24,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.1%
	Aerospace & Defense — 1.2%
21	Curtiss-Wright Corp.	1,897
5	General Dynamics Corp.	789
14	Textron, Inc.	542
10	United Technologies Corp.	1,056

		4,284

	Airlines — 0.9%
38	Delta Air Lines, Inc.	1,594
25	United Continental Holdings, Inc. (a)	1,414

		3,008

	Building Products — 0.5%
8	Allegion plc, (Ireland) (j)	532
9	Lennox International, Inc.	1,342

		1,874

	Construction & Engineering — 0.4%
25	Fluor Corp.	1,303

	Electrical Equipment — 1.4%
74	Eaton Corp. plc	4,749

	Industrial Conglomerates — 1.3%
40	Honeywell International, Inc.	4,405

	Machinery — 2.0%
8	Ingersoll-Rand plc	561
10	PACCAR, Inc.	539
15	Pentair plc, (United Kingdom)	825
9	Snap-on, Inc.	1,399
31	Stanley Black & Decker, Inc. (j)	3,495

		6,819

	Road & Rail — 4.4%
10	Canadian National Railway Co., (Canada)	658
42	Canadian Pacific Railway Ltd., (Canada) (j)	5,956
100	Union Pacific Corp.	8,858

		15,472

	Total Industrials	41,914

	Information Technology — 17.8%
	Electronic Equipment, Instruments & Components — 0.7%
37	TE Connectivity Ltd., (Switzerland)	2,347

	Internet Software & Services — 3.6%
11	Alphabet, Inc., Class C (a) (j)	8,747
30	Facebook, Inc., Class A (a)	3,942

		12,689

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	IT Services — 3.3%
28	Accenture plc, (Ireland), Class A (j)	3,238
7	Cognizant Technology Solutions Corp., Class A (a)	348
50	Fidelity National Information Services, Inc. (j)	3,681
48	First Data Corp., Class A (a)	665
11	Visa, Inc., Class A	879
24	WEX, Inc. (a)	2,592

		11,403

	Semiconductors & Semiconductor Equipment — 6.3%
54	Analog Devices, Inc.	3,466
13	Applied Materials, Inc.	389
52	Broadcom Ltd., (Singapore) (j)	8,822
26	Lam Research Corp. (j)	2,487
30	NXP Semiconductors N.V., (Netherlands) (a) (j)	2,952
54	Texas Instruments, Inc.	3,846

		21,962

	Software — 3.3%
45	Adobe Systems, Inc. (a) (j)	4,890
7	Citrix Systems, Inc. (a)	569
55	Microsoft Corp.	3,303
36	Mobileye N.V., (Israel) (a)	1,320
16	Workday, Inc., Class A (a)	1,355

		11,437

	Technology Hardware, Storage & Peripherals — 0.6%
19	Hewlett Packard Enterprise Co.	417
79	HP, Inc.	1,144
7	Western Digital Corp.	397

		1,958

	Total Information Technology	61,796

	Materials — 5.5%
	Chemicals — 2.8%
14	Dow Chemical Co. (The)	769
30	E.I. du Pont de Nemours & Co.	2,076
55	Eastman Chemical Co.	3,943
49	Mosaic Co. (The)	1,144
30	Olin Corp.	647
23	Westlake Chemical Corp.	1,167

		9,746

	Construction Materials — 0.7%
7	Martin Marietta Materials, Inc.	1,339
9	Vulcan Materials Co.	1,054

		2,393

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 2.0%
10	Ball Corp.	747
85	Crown Holdings, Inc. (a)	4,585
18	Sealed Air Corp.	836
19	WestRock Co.	896

		7,064

	Total Materials	19,203

	Real Estate — 2.6%
	Equity Real Estate Investment Trusts (REITs) — 2.6%
13	AvalonBay Communities, Inc.	2,270
2	Equinix, Inc.	757
14	HCP, Inc.	474
79	Kimco Realty Corp.	2,095
8	Regency Centers Corp.	568
24	SL Green Realty Corp.	2,315
19	STORE Capital Corp.	519

	Total Real Estate	8,998

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.2%
5	SBA Communications Corp., Class A (a) (j)	576

	Wireless Telecommunication Services — 1.0%
72	T-Mobile U.S., Inc. (a) (j)	3,560

	Total Telecommunication Services	4,136

	Utilities — 5.5%
	Electric Utilities — 4.5%
9	American Electric Power Co., Inc.	558
42	Edison International	3,076
24	Exelon Corp.	802
56	NextEra Energy, Inc. (j)	7,166
32	PG&E Corp.	1,971
45	Xcel Energy, Inc.	1,868

		15,441

	Multi-Utilities — 1.0%
23	Ameren Corp.	1,161
44	CMS Energy Corp.	1,838
6	Sempra Energy	626

		3,625

	Total Utilities	19,066

	Total Common Stocks (Cost $254,607)	323,574

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Short-Term Investments — 6.1%
	Investment Company — 6.0%
20,684	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l)	20,684

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
605	U.S. Treasury Bill, 0.483%, 03/30/17 (k) (n)	604

	Total Short-Term Investments (Cost $21,287)	21,288

	Total Investments — 99.3% (Cost $275,894)	344,862
	Other Assets in Excess of Liabilities — 0.7%	2,489

	NET ASSETS — 100.0%	$347,351

SHARES
Short Positions — 92.9%
Common Stocks — 92.9%
	Consumer Discretionary — 17.2%
	Auto Components — 0.7%
15	Autoliv, Inc., (Sweden)	1,496
17	BorgWarner, Inc.	606
3	Lear Corp.	331

		2,433

	Automobiles — 0.8%
112	Ford Motor Co.	1,316
44	General Motors Co.	1,381

		2,697

	Hotels, Restaurants & Leisure — 3.4%
2	Chipotle Mexican Grill, Inc. (a)	830
9	Choice Hotels International, Inc.	412
39	Darden Restaurants, Inc.	2,512
34	Hyatt Hotels Corp., Class A (a)	1,727
34	Marriott International, Inc., Class A	2,367
36	McDonald’s Corp.	4,086

		11,934

	Household Durables — 0.4%
15	Garmin Ltd., (Switzerland)	720
25	Toll Brothers, Inc. (a)	697

		1,417

	Internet & Direct Marketing Retail — 1.8%
12	Expedia, Inc.	1,602
31	Netflix, Inc. (a)	3,887
1	Priceline Group, Inc. (The) (a)	885

		6,374

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Products — 1.1%
19	Hasbro, Inc.	1,568
65	Mattel, Inc.	2,064

		3,632

	Media — 4.7%
7	AMC Networks, Inc., Class A (a)	360
48	Cinemark Holdings, Inc.	1,906
55	Discovery Communications, Inc., Class A (a)	1,425
114	Interpublic Group of Cos., Inc. (The)	2,554
171	News Corp., Class A	2,070
36	Omnicom Group, Inc.	2,912
73	Regal Entertainment Group, Class A	1,570
32	Scripps Networks Interactive, Inc., Class A	2,076
13	Viacom, Inc., Class B	503
9	Walt Disney Co. (The)	834

		16,210

	Multiline Retail — 1.4%
25	Kohl’s Corp.	1,101
9	Nordstrom, Inc.	478
50	Target Corp.	3,430

		5,009

	Specialty Retail — 1.7%
24	Abercrombie & Fitch Co., Class A	351
72	Bed Bath & Beyond, Inc.	2,907
22	CarMax, Inc. (a)	1,099
30	DSW, Inc., Class A	625
38	Gap, Inc. (The)	1,037

		6,019

	Textiles, Apparel & Luxury Goods — 1.2%
25	lululemon athletica, Inc., (Canada) (a)	1,454
7	NIKE, Inc., Class B	361
35	Under Armour, Inc., Class A (a)	1,076
15	Under Armour, Inc., Class C (a)	379
16	VF Corp.	884

		4,154

	Total Consumer Discretionary	59,879

	Consumer Staples — 9.4%
	Beverages — 2.1%
46	Brown-Forman Corp., Class B	2,113
124	Coca-Cola Co. (The)	5,258

		7,371

	Food & Staples Retailing — 2.1%
37	CVS Health Corp.	3,138
41	Sysco Corp.	1,958
77	Whole Foods Market, Inc.	2,167

		7,263

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Food Products — 1.4%
28	General Mills, Inc.	1,766
4	Hershey Co. (The)	379
18	Kellogg Co.	1,384
14	Kraft Heinz Co. (The)	1,244

		4,773

	Household Products — 3.8%
64	Church & Dwight Co., Inc.	3,085
33	Clorox Co. (The)	3,985
47	Colgate-Palmolive Co.	3,325
32	Procter & Gamble Co. (The)	2,778

		13,173

	Personal Products — 0.0% (g)
8	Coty, Inc., Class A	179

	Total Consumer Staples	32,759

	Energy — 5.0%
	Energy Equipment & Services — 0.4%
9	Baker Hughes, Inc.	499
13	Helmerich & Payne, Inc.	801

		1,300

	Oil, Gas & Consumable Fuels — 4.6%
40	Chevron Corp.	4,221
21	ConocoPhillips	921
88	Exxon Mobil Corp.	7,324
14	Hess Corp.	676
50	Marathon Oil Corp.	654
14	Murphy Oil Corp.	360
16	Noble Energy, Inc.	562
13	Occidental Petroleum Corp.	911
5	Phillips 66	398

		16,027

	Total Energy	17,327

	Financials — 11.4%
	Banks — 3.6%
30	Bank of Hawaii Corp.	2,217
13	BB&T Corp.	498
87	Fifth Third Bancorp	1,891
38	First Horizon National Corp.	583
8	M&T Bank Corp.	994
62	People’s United Financial, Inc.	1,002
18	PNC Financial Services Group, Inc. (The)	1,711
83	U.S. Bancorp	3,696

		12,592

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 2.4%
21	CME Group, Inc.	2,052
53	Federated Investors, Inc., Class B	1,439
37	Franklin Resources, Inc.	1,259
14	Invesco Ltd.	388
5	Northern Trust Corp.	362
43	T. Rowe Price Group, Inc.	2,752

		8,252

	Insurance — 5.4%
31	Aflac, Inc.	2,121
10	Allstate Corp. (The)	665
2	Aon plc, (United Kingdom)	222
18	Arch Capital Group Ltd., (Bermuda) (a)	1,375
13	Axis Capital Holdings Ltd., (Bermuda)	763
109	Progressive Corp. (The)	3,420
10	RenaissanceRe Holdings Ltd., (Bermuda)	1,280
25	Torchmark Corp.	1,576
30	Travelers Cos., Inc. (The)	3,235
6	Unum Group	209
67	W.R. Berkley Corp.	3,814

		18,680

	Total Financials	39,524

	Health Care — 7.0%
	Biotechnology — 1.4%
52	AbbVie, Inc.	2,911
13	Amgen, Inc.	1,793
1	Regeneron Pharmaceuticals, Inc. (a)	310

		5,014

	Health Care Equipment & Supplies — 2.5%
6	C.R. Bard, Inc.	1,279
5	DENTSPLY SIRONA, Inc.	276
58	Medtronic plc, (Ireland)	4,730
11	Stryker Corp.	1,292
8	Varian Medical Systems, Inc. (a)	762
3	Zimmer Biomet Holdings, Inc.	316

		8,655

	Health Care Providers & Services — 2.0%
14	AmerisourceBergen Corp.	949
22	Cardinal Health, Inc.	1,497
40	Community Health Systems, Inc. (a)	213
12	DaVita, Inc. (a)	688
18	Express Scripts Holding Co. (a)	1,213
3	Henry Schein, Inc. (a)	423
5	Laboratory Corp. of America Holdings (a)	627
5	Quest Diagnostics, Inc.	375

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Health Care Providers & Services — continued
33	Tenet Healthcare Corp. (a)	642
2	Universal Health Services, Inc., Class B	266

		6,893

	Health Care Technology — 0.4%
2	athenahealth, Inc. (a)	158
22	Cerner Corp. (a)	1,283

		1,441

	Pharmaceuticals — 0.7%
20	Johnson & Johnson	2,265

	Total Health Care	24,268

	Industrials — 12.2%
	Aerospace & Defense — 3.3%
50	Boeing Co. (The)	7,134
15	Lockheed Martin Corp.	3,591
5	Raytheon Co.	710

		11,435

	Air Freight & Logistics — 0.5%
11	C.H. Robinson Worldwide, Inc.	756
11	United Parcel Service, Inc., Class B	1,185

		1,941

	Electrical Equipment — 0.7%
38	Emerson Electric Co.	1,921
4	Rockwell Automation, Inc.	524

		2,445

	Industrial Conglomerates — 2.2%
31	3M Co.	5,074
89	General Electric Co.	2,576

		7,650

	Machinery — 1.8%
35	AGCO Corp.	1,772
62	Donaldson Co., Inc.	2,261
19	Flowserve Corp.	813
14	Illinois Tool Works, Inc.	1,540

		6,386

	Professional Services — 0.2%
13	Nielsen Holdings plc	576

	Road & Rail — 2.2%
238	Heartland Express, Inc.	4,380
61	Knight Transportation, Inc.	1,797
65	Werner Enterprises, Inc.	1,558

		7,735

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 1.3%
61	Fastenal Co.	2,363
10	W.W. Grainger, Inc.	2,019

		4,382

	Total Industrials	42,550

	Information Technology — 13.1%
	Communications Equipment — 1.9%
130	Cisco Systems, Inc.	3,988
98	Juniper Networks, Inc.	2,568

		6,556

	Electronic Equipment, Instruments & Components — 0.2%
12	Amphenol Corp., Class A	758

	Internet Software & Services — 0.6%
42	eBay, Inc. (a)	1,200
11	GrubHub, Inc. (a)	423
31	Twitter, Inc. (a)	549

		2,172

	IT Services — 1.2%
15	Automatic Data Processing, Inc.	1,271
9	International Business Machines Corp.	1,423
27	Paychex, Inc.	1,502

		4,196

	Semiconductors & Semiconductor Equipment — 6.4%
152	Intel Corp.	5,283
21	Maxim Integrated Products, Inc.	832
60	Microchip Technology, Inc.	3,618
64	Micron Technology, Inc. (a)	1,097
6	NVIDIA Corp.	424
12	Qorvo, Inc. (a)	690
31	QUALCOMM, Inc.	2,130
202	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	6,273
11	Versum Materials, Inc. (a)	254
31	Xilinx, Inc.	1,562

		22,163

	Software — 1.3%
66	Oracle Corp.	2,552
19	salesforce.com, Inc. (a)	1,420
8	SAP SE, (Germany), ADR	686

		4,658

	Technology Hardware, Storage & Peripherals — 1.5%
29	Apple, Inc.	3,258
20	NetApp, Inc.	672

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
32	Seagate Technology plc	1,112

		5,042

	Total Information Technology	45,545

	Materials — 5.8%
	Chemicals — 3.1%
8	Air Products & Chemicals, Inc.	1,027
15	CF Industries Holdings, Inc.	348
12	Ecolab, Inc.	1,416
44	LyondellBasell Industries N.V., Class A	3,500
9	Monsanto Co.	887
4	PPG Industries, Inc.	363
18	Praxair, Inc.	2,072
4	Sherwin-Williams Co. (The)	1,078

		10,691

	Containers & Packaging — 1.1%
16	AptarGroup, Inc.	1,136
14	Avery Dennison Corp.	949
7	Bemis Co., Inc.	360
8	International Paper Co.	356
4	Packaging Corp. of America	363
17	Sonoco Products Co.	830

		3,994

	Metals & Mining — 1.2%
25	Alcoa, Inc. (a)	713
19	Compass Minerals International, Inc.	1,358
108	Freeport-McMoRan, Inc. (a)	1,205
17	Nucor Corp.	816

		4,092

	Paper & Forest Products — 0.4%
38	Domtar Corp.	1,352

	Total Materials	20,129

	Real Estate — 3.1%
	Equity Real Estate Investment Trusts (REITs) — 3.1%
12	Digital Realty Trust, Inc.	1,111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
9	Equity Residential	543
3	Essex Property Trust, Inc.	557
11	Federal Realty Investment Trust	1,597
38	General Growth Properties, Inc.	956
24	Healthcare Trust of America, Inc., Class A	734
75	Host Hotels & Resorts, Inc.	1,163
11	UDR, Inc.	388
38	Ventas, Inc.	2,602
14	Welltower, Inc.	962

	Total Real Estate	10,613

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.8%
41	AT&T, Inc.	1,505
35	CenturyLink, Inc.	930
152	Verizon Communications, Inc.	7,295

	Total Telecommunication Services	9,730

	Utilities — 5.9%
	Electric Utilities — 2.3%
70	Duke Energy Corp.	5,569
11	PPL Corp.	381
37	Southern Co. (The)	1,924

		7,874

	Gas Utilities — 0.2%
12	UGI Corp.	560

	Multi-Utilities — 3.4%
61	Consolidated Edison, Inc.	4,601
97	Dominion Resources, Inc.	7,294

		11,895

	Total Utilities	20,329

	Total Securities Sold Short (Proceeds $326,987)	$322,653

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(19)	E-mini S&P 500	12/16/16	USD	(2,014)	$48

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

J.P. MORGAN SPECIALTY FUNDS

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

ADR	— American Depositary Receipt
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500.
(j)	— All or a portion of the security is segregated for short sales.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

(Amounts in thousands, except per share amounts)

	Opportunistic Equity Long/Short Fund	Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$125,834	$324,178
Investments in affiliates, at value	74,891	20,684

Total investment securities, at value	200,725	344,862
Deposits at broker for securities sold short	51,075	321,493
Receivables:
Investment securities sold	26,709	17,418
Fund shares sold	77	176
Dividends from non-affiliates	15	127
Dividends from affiliates	16	8
Variation margin on futures contracts	—	2

Total Assets	278,617	684,086

LIABILITIES:
Payables:
Due to custodian	6	100
Securities sold short, at value	47,985	322,653
Dividend expense to non-affiliates on securities sold short	79	374
Investment securities purchased	16,099	12,728
Fund shares redeemed	394	429
Accrued liabilities:
Investment advisory fees	204	187
Administration fees	8	—
Distribution fees	12	15
Shareholder servicing fees	26	38
Custodian and accounting fees	8	24
Other	162	187

Total Liabilities	64,983	336,735

Net Assets	$213,634	$347,351

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

	Opportunistic Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$208,750	$371,281
Accumulated undistributed (distributions in excess of) net investment income	(1,098)	(6,483)
Accumulated net realized gains (losses)	(3,320)	(90,797)
Net unrealized appreciation (depreciation)	9,302	73,350

Total Net Assets	$213,634	$347,351

Net Assets:
Class A	$43,298	$25,393
Class C	3,273	15,003
Class R2	21	—
Class R5	21	—
Class R6	8,432	—
Institutional Class	—	253,734
Select Class	158,589	53,221

Total	$213,634	$347,351

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,529	1,835
Class C	193	1,149
Class R2	1	—
Class R5	1	—
Class R6	487	—
Institutional Class	—	17,360
Select Class	9,213	3,703

Net Asset Value (a):
Class A — Redemption price per share	$17.12	$13.84
Class C — Offering price per share (b)	16.94	13.06
Class R2 — Offering and redemption price per share	17.03	—
Class R5 — Offering and redemption price per share	17.29	—
Class R6 — Offering and redemption price per share	17.31	—
Institutional Class — Offering and redemption price per share	—	14.62
Select Class — Offering and redemption price per share	17.21	14.37
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$18.07	$14.61

Cost of investments in non-affiliates	$117,644	$255,210
Cost of investments in affiliates	74,891	20,684
Proceeds from securities sold short	49,097	326,987

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates on securities sold short	$5	$69
Dividend income from non-affiliates	2,574	5,885
Dividend income from affiliates	218	223

Total investment income	2,797	6,177

EXPENSES:
Investment advisory fees	2,562	3,819
Administration fees	175	392
Distribution fees:
Class A	136	97
Class C	23	144
Class R2	— (a)	—
Shareholder servicing fees:
Class A	136	97
Class C	8	48
Class R2	— (a)	—
Class R5	— (a)	—
Institutional Class	—	348
Select Class	376	179
Custodian and accounting fees	58	34
Interest expense to affiliates	—	8
Professional fees	93	74
Interest expense to non-affiliates	—	4
Trustees’ and Chief Compliance Officer’s fees	15	17
Printing and mailing costs	29	75
Registration and filing fees	127	49
Transfer agency fees (See Note 2.F.)	17	30
Sub-transfer agency fees (See Note 2.F.)	99	151
Other	9	5
Dividend expense to non-affiliates on securities sold short	985	10,086

Total expenses	4,848	15,657

Less fees waived	(406)	(1,254)
Less expense reimbursements	(20)	—

Net expenses	4,422	14,403

Net investment income (loss)	(1,625)	(8,226)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,215	34,174
Futures	—	18
Securities sold short	(4,975)	(15,015)

Net realized gain (loss)	(760)	19,177

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,317	(23,772)
Futures	—	89
Securities sold short	1,560	(3,714)

Change in net unrealized appreciation/depreciation	2,877	(27,397)

Net realized/unrealized gains (losses)	2,117	(8,220)

Change in net assets resulting from operations	$492	$(16,446)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,625)	$(746)		$(8,226)	$(11,750)
Net realized gain (loss)	(760)	236		19,177	(19,486)
Change in net unrealized appreciation/depreciation	2,877	6,145		(27,397)	8,292

Change in net assets resulting from operations	492	5,635		(16,446)	(22,944)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(567)	(1)		—	(2,115)
Class B (a)
From net realized gains	—	—		—	(9)
Class C
From net realized gains	(18)	—	(b)	—	(293)
Class R2
From net realized gains	— (b)	—	(b)	—	—
Class R5
From net realized gains	— (b)	—	(b)	—	—
Class R6
From net realized gains	— (b)	—	(b)	—	—
Institutional Class
From net realized gains	—	—		—	(6,577)
Select Class
From net realized gains	(1,173)	(23)		—	(8,645)

Total distributions to shareholders	(1,758)	(24)		—	(17,639)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	67,443	136,595		(293,232)	(16,248)

NET ASSETS:
Change in net assets	66,177	142,206		(309,678)	(56,831)
Beginning of period	147,457	5,251		657,029	713,860

End of period	$213,634	$147,457		$347,351	$657,029

Accumulated undistributed (distributions in excess of) net investment income	$(1,098)	$—	(b)	$(6,483)	$(11,213)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,846		$30,459	$11,078	$13,814
Net assets acquired in Fund reorganization (See Note 8)	—		—	—	20,677
Distributions reinvested	567		1	—	2,088
Cost of shares redeemed	(51,340)		(523)	(46,582)	(49,119)
Conversion from Class B Shares	—		—	—	255

Change in net assets resulting from Class A capital transactions	$14,073		$29,937	$(35,504)	$(12,285)

Class B (a)
Proceeds from shares issued	$—		$—	$—	$3
Distributions reinvested	—		—	—	7
Cost of shares redeemed	—		—	—	(70)
Conversion to Class A Shares	—		—	—	(255)

Change in net assets resulting from Class B capital transactions	$—		$—	$—	$(315)

Class C
Proceeds from shares issued	$3,353		$781	$674	$1,778
Net assets acquired in Fund reorganization (See Note 8)	—		—	—	15,527
Distributions reinvested	18		— (b)	—	271
Cost of shares redeemed	(916)		(37)	(8,689)	(4,266)

Change in net assets resulting from Class C capital transactions	$2,455		$744	$(8,015)	$13,310

Class R2
Distributions reinvested	—	(b)	— (b)	—	—
Cost of shares redeemed	—		(35)	—	—

Change in net assets resulting from Class R2 capital transactions	$—	(b)	$(35)	$—	$—

Class R5
Distributions reinvested	—	(b)	— (b)	—	—
Cost of shares redeemed	—		(36)	—	—

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$(36)	$—	$—

Class R6
Proceeds from shares issued	$9,490		$—	$—	$—
Distributions reinvested	—	(b)	— (b)	—	—
Cost of shares redeemed	(1,485)		(35)	—	—

Change in net assets resulting from Class R6 capital transactions	$8,005		$(35)	$—	$—

Institutional Class
Proceeds from shares issued	$—		$—	$303,966	$69,664
Distributions reinvested	—		—	—	4,044
Cost of shares redeemed	—		—	(273,016)	(98,360)

Change in net assets resulting from Institutional Class capital transactions	$—		$—	$30,950	$(24,652)

Select Class
Proceeds from shares issued	$101,558		$107,271	$8,216	$26,592
Net assets acquired in Fund reorganization (See Note 8)	—		—	—	55,860
Distributions reinvested	1,148		23	—	8,531
Cost of shares redeemed	(59,796)		(1,274)	(288,879)	(83,289)

Change in net assets resulting from Select Class capital transactions	$42,910		$106,020	$(280,663)	$7,694

Total change in net assets resulting from capital transactions	$67,443		$136,595	$(293,232)	$(16,248)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

	Opportunistic Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	3,830		1,782	789	761
Shares issued in connection with Fund reorganization (See Note 8)	—		—	—	1,428
Reinvested	34		— (a)	—	141
Redeemed	(3,089)		(31)	(3,369)	(3,369)
Conversion from Class B Shares	—		—	—	18

Change in Class A Shares	775		1,751	(2,580)	(1,021)

Class B (b)
Issued	—		—	—	— (a)
Reinvested	—		—	—	1
Redeemed	—		—	—	(6)
Conversion to Class A Shares	—		—	—	(18)

Change in Class B Shares	—		—	—	(23)

Class C
Issued	199		47	51	183
Shares issued in connection with Fund reorganization (See Note 8)	—		—	—	1,113
Reinvested	1		— (a)	—	19
Redeemed	(55)		(2)	(663)	(309)

Change in Class C Shares	145		45	(612)	1,006

Class R2
Reinvested	—	(a)	— (a)	—	—
Redeemed	—		(2)	—	—

Change in Class R2 Shares	—	(a)	(2)	—	—

Class R5
Reinvested	—	(a)	— (a)	—	—
Redeemed	—		(2)	—	—

Change in Class R5 Shares	—	(a)	(2)	—	—

Class R6
Issued	571		—	—	—
Reinvested	—	(a)	— (a)	—	—
Redeemed	(85)		(2)	—	—

Change in Class R6 Shares	486		(2)	—	—

Institutional Class
Issued	—		—	20,509	4,541
Reinvested	—		—	—	261
Redeemed	—		—	(18,650)	(6,419)

Change in Institutional Class Shares	—		—	1,859	(1,617)

Select Class
Issued	6,047		6,419	570	1,852
Shares issued in connection with Fund reorganization (See Note 8)	—		—	—	3,780
Reinvested	68		1	—	559
Redeemed	(3,566)		(73)	(19,768)	(5,541)

Change in Select Class Shares	2,549		6,347	(19,198)	650

(a)	Amount rounds to less than 500.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2016	$17.37	$(0.16)	$0.07	$(0.09)	$(0.16)	$17.12
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	(0.06)	17.37
August 29, 2014 (i) through October 31, 2014	15.00	(0.06)	0.81	0.75	—	15.75

Class C
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	(0.16)	16.94
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	(0.06)	17.27
August 29, 2014 (i) through October 31, 2014	15.00	(0.07)	0.80	0.73	—	15.73

Class R2
Year Ended October 31, 2016	17.32	(0.20)	0.07	(0.13)	(0.16)	17.03
Year Ended October 31, 2015	15.74	(0.35)	1.99	1.64	(0.06)	17.32
August 29, 2014 (i) through October 31, 2014	15.00	(0.06)	0.80	0.74	—	15.74

Class R5
Year Ended October 31, 2016	17.47	(0.08)	0.06	(0.02)	(0.16)	17.29
Year Ended October 31, 2015	15.76	(0.23)	2.00	1.77	(0.06)	17.47
August 29, 2014 (i) through October 31, 2014	15.00	(0.04)	0.80	0.76	—	15.76

Class R6
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	(0.16)	17.31
Year Ended October 31, 2015	15.76	(0.23)	2.01	1.78	(0.06)	17.48
August 29, 2014 (i) through October 31, 2014	15.00	(0.04)	0.80	0.76	—	15.76

Select Class
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	(0.16)	17.21
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	(0.06)	17.42
August 29, 2014 (i) through October 31, 2014	15.00	(0.05)	0.80	0.75	—	15.75

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.80% and 2.07% for the year ended October 31, 2016, 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.29% and 2.52% for the year ended October 31, 2016, 2.39% and 3.18% for the year ended October 31. 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class R2 are 2.05% and 4.35% for the year ended October 31, 2016, 2.21% and 4.13% for the year ended October 31, 2015 and 2.25% and 11.92% for the period ended October 31, 2014; for Class R5 are 1.35% and 3.70% for the year ended October 31, 2016, 1.52% and 3.43% for the year ended October 31, 2015 and 1.55% and 11.22% for the period ended October 31, 2014; for Class R6 are 1.29% and 1.60% for the year ended October 31, 2016, 1.47% and 3.39% for the year ended October 31, 2015 and 1.50% and 11.17% for the period ended October 31, 2014; for Select Class are 1.54% and 1.71% for the year ended October 31, 2016, 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (c)(g)	Portfolio turnover rate (including securities sold short) (c)(g)

(0.53)%	$43,298	2.26%		(0.96)%		2.53%		463%	749%
10.74	30,480	2.38	(h)	(1.70	)(h)	2.77	(h)	347	734
5.00	52	2.65	(h)	(2.24	)(h)	12.33	(h)	94	178

(1.00)	3,273	2.75		(1.46)		2.98		463	749
10.25	823	2.96	(h)	(2.17	)(h)	3.75	(h)	347	734
4.87	52	3.15	(h)	(2.74	)(h)	12.82	(h)	94	178

(0.76)	21	2.51		(1.18)		4.81		463	749
10.49	21	2.78	(h)	(2.01	)(h)	4.70	(h)	347	734
4.93	52	2.90	(h)	(2.49	)(h)	12.57	(h)	94	178

(0.12)	21	1.81		(0.48)		4.16		463	749
11.31	21	2.09	(h)	(1.32	)(h)	4.00	(h)	347	734
5.07	53	2.20	(h)	(1.79	)(h)	11.88	(h)	94	178

(0.06)	8,432	1.75		(0.45)		2.06		463	749
11.37	21	2.04	(h)	(1.27	)(h)	3.96	(h)	347	734
5.07	53	2.15	(h)	(1.74	)(h)	11.82	(h)	94	178

(0.29)	158,589	2.00		(0.69)		2.17		463	749
11.06	116,091	2.23	(h)	(1.53	)(h)	2.77	(h)	347	734
5.00	4,989	2.40	(h)	(1.99	)(h)	12.07	(h)	94	178

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Market Neutral Fund
Class A
Year Ended October 31, 2016	$14.25	$(0.28)	$(0.13)	$(0.41)	$—	$13.84
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)	14.25
Year Ended October 31, 2014	14.58	(0.34)	0.93	0.59	—	15.17
Year Ended October 31, 2013	14.44	(0.35)	0.49	0.14	—	14.58
Year Ended October 31, 2012	14.71	(0.35)	0.08	(0.27)	—	14.44

Class C
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—	13.06
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)	13.51
Year Ended October 31, 2014	13.99	(0.39)	0.88	0.49	—	14.48
Year Ended October 31, 2013	13.91	(0.41)	0.49	0.08	—	13.99
Year Ended October 31, 2012	14.25	(0.41)	0.07	(0.34)	—	13.91

Institutional Class
Year Ended October 31, 2016	14.99	(0.23)	(0.14)	(0.37)	—	14.62
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)	14.99
Year Ended October 31, 2014	15.17	(0.27)	0.97	0.70	—	15.87
Year Ended October 31, 2013	14.95	(0.29)	0.51	0.22	—	15.17
Year Ended October 31, 2012	15.16	(0.29)	0.08	(0.21)	—	14.95

Select Class
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—	14.37
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)	14.76
Year Ended October 31, 2014	15.02	(0.31)	0.95	0.64	—	15.66
Year Ended October 31, 2013	14.83	(0.32)	0.51	0.19	—	15.02
Year Ended October 31, 2012	15.08	(0.32)	0.07	(0.25)	—	14.83

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.22% and 1.53% for the year ended October 31, 2016, 1.43% and 1.89% for the year ended October 31, 2015 , 1.49% and 1.91% for the year ended October 31, 2014, 1.49% and 1.93% for the year ended October 31, 2013 and 1.49% and 1.99% for the year ended October 31, 2012; for Class C 1.72% and 2.02% for the year ended October 31, 2016, 1.90% and 2.32% for the year ended October 31, 2015, 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for the year ended October 31, 2013 and 1.99% and 2.49% for the year ended October 31, 2012; for Institutional Class 0.81% and 1.06% for the year ended October 31, 2016, 0.95% and 1.44% for the year ended October 31, 2015, 0.99% and 1.51% for the year ended October 31, 2014, 0.99% and 1.53% for the year ended October 31, 2013 and 0.99% and 1.59% for the year ended October 31, 2012; for Select Class are 0.96% and 1.27% for the year ended October 31, 2016, 1.18% and 1.57% for the year ended October 31, 2015, 1.25% and 1.66% for the year ended October 31, 2014, 1.24% and 1.66% for the year ended October 31, 2013 and 1.24% and 1.74% for the year ended October 31, 2012, respectively.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short) (e)	Portfolio turnover rate (including securities sold short) (e)

(2.88)%	$25,393	3.33%	(2.07)%	3.64%	133%	298%
(3.59)	62,910	3.57	(1.94)	4.03	163	370
4.05	82,477	3.82	(2.26)	4.24	90	192
0.97	88,944	4.24	(2.42)	4.68	75	149
(1.84)	116,146	4.46	(2.47)	4.96	82	186

(3.33)	15,003	3.83	(2.53)	4.13	133	298
(4.12)	23,790	4.04	(2.63)	4.46	163	370
3.50	10,933	4.32	(2.76)	4.74	90	192
0.58	14,209	4.74	(2.92)	5.18	75	149
(2.39)	19,275	4.96	(2.97)	5.46	82	186

(2.47)	253,734	2.92	(1.61)	3.17	133	298
(3.17)	232,339	3.09	(1.48)	3.58	163	370
4.61	271,595	3.32	(1.76)	3.84	90	192
1.47	316,843	3.74	(1.91)	4.28	75	149
(1.39)	337,565	3.99	(1.98)	4.59	82	186

(2.64)	53,221	3.07	(1.82)	3.38	133	298
(3.34)	337,990	3.32	(1.74)	3.71	163	370
4.26	348,525	3.57	(2.01)	3.99	90	192
1.28	292,993	3.99	(2.15)	4.43	75	149
(1.66)	290,794	4.17	(2.19)	4.67	82	186

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Opportunistic Equity Long/Short Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified
Research Market Neutral Fund	Class A, Class C, Institutional Class* and Select Class	Diversified

*	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of Opportunistic Equity Long/Short Fund is to seek capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Opportunistic Equity Long/Short Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies excluding exchange traded funds (“ETFs) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$200,725	$—	$—	$200,725

Total Liabilities for Securities Sold Short (a)	$(47,985)	$—	$—	$(47,985)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$344,258	$604	$—	$344,862

Total Liabilities for Securities Sold Short (a)	$(322,653)	$—	$—	$(322,653)

Appreciation in Other Financial Instruments
Futures Contracts	$48	$—	$—	$48

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2016.

B. Options — Opportunistic Equity Long/Short Fund purchased put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2016:

Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	778

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

C. Short Sales — The Funds engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2016, the Funds had outstanding short sales as listed on their SOIs.

D. Futures Contracts — Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2016 (amounts in thousands):

Research Market Neutral Fund
Futures Contracts
Average Notional Balance Short	$8,970
Ending Notional Balance Short	2,014

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R5		Class R6	Institutional Class	Select Class	Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$3	$1	$—	(a)	$—	(a)	$9	n/a	$4	$17
Sub-transfer agency fees	70	2	—		—		—	n/a	27	99
Research Market Neutral Fund
Transfer agency fees	14	4	n/a		n/a		n/a	$5	7	30
Sub-transfer agency fees	21	11	n/a		n/a		n/a	71	48	151

(a)	Amount rounds to less than 500.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2016 no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Opportunistic Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Opportunistic Equity Long/Short Fund	$(288)	$527	$(239)
Research Market Neutral Fund	(12,774)	12,956	(182)

The reclassifications for the Funds relate primarily to dividend expense for securities sold short and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Market Neutral Fund	0.80

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016 the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Opportunistic Equity Long/Short Fund	0.25%	0.75%	0.50%
Research Market Neutral Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Opportunistic Equity Long/Short Fund	$2	$—
Research Market Neutral Fund	1	—	(a)

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25	n/a	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Opportunistic Equity Long/Short Fund	1.85%	2.35%	2.10%	1.40%	1.35%	n/a	1.60%
Research Market Neutral Fund	1.25	1.75	n/a	n/a	n/a	0.85%	0.99

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

The expense limitation agreements were in effect for the year ended October 31, 2016 and are in place until at least February 28, 2017.

For the year ended October 31, 2016 the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Opportunistic Equity Long/Short Fund	$114	$75	$94	$283	$20
Research Market Neutral Fund	603	382	89	1,074	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2016 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$123
Research Market Neutral Fund	180

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2016 Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2016, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Research Market Neutral Fund	$—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$678,357	$655,052	$403,808	$387,308
Research Market Neutral Fund	531,595	715,578	471,409	654,735

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$194,791	$8,577	$2,644	$5,933
Research Market Neutral Fund	281,579	83,081	19,798	63,283

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$1,677	$81	$1,758

*	Short-term gains are treated as ordinary income for income tax purposes.

There were no distributions paid from Research Market Neutral Fund during the fiscal year ended October 31, 2016.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$24	$—	$24
Research Market Neutral Fund	—	17,639	17,639

*	Short-term gains are treated as ordinary income for income tax purposes.

At October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)		Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$—	$—	(a)	$5,982
Research Market Neutral Fund	—	(68,342)		50,896

(a)	Amount rounds to less than 500.

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, late year ordinary loss deferrals and Straddle Loss Deferral.

During the year ended October 31, 2016, Research Market Neutral Fund utilized capital loss carryforwards of approximately $7,993,000.

As of October 31, 2016, the following Funds had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character Short-Term		Long-Term
Research Market Neutral Fund	68,342	*	$—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

Net capital losses and other late year losses incurred after October 31, 2016 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2016, the following Funds deferred to November 1, 2016 net capital losses and other late year loss of (amounts in thousands):

Late Year Ordinary Loss Deferral
Opportunistic Equity Long/Short Fund	$1,093
Research Market Neutral Fund	6,463

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2016, the Funds had individual shareholder accounts and/or omnibus accounts which collectively represent the following percentage of each Fund’s net assets:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Non- affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	1	32.2%	1	16.9%

The J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate 49.8% of the net assets of the Research Market Neutral Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of October 31, 2016, the Research Market Neutral Fund pledged substantially all of its assets to Citibank for securities sold short. For the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citibank. The Opportunistic Equity Long/Short Fund pledged substantially all of its assets to Citigroup Global Markets, Inc. for securities sold short. Deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

8. Business Combinations

On February 19, 2015, the Board of Trustees of the Trust approved the reorganizations of JPMorgan Market Neutral Fund (the “Target Fund”) into JPMorgan Research Market Neutral Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 19, 2015. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their respective holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $150,374,000 and identified cost of approximately $147,762,000, as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 19, 2015, the Target Fund had pre-enactment and post-enactment net capital loss carryforward of approximately $48,726,000 and $43,743,000, respectively.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Market Neutral Fund				$2,193
Class A	1,428	$20,677	$14.48
Class C	1,113	15,527	13.95
Select Class	3,780	55,860	14.78

Acquiring Fund
Research Market Neutral Fund				102,245
Class A	4,209	61,174	14.54
Class B	18	253	13.81
Class C	710	9,808	13.81
Institutional Class	16,048	244,983	15.27
Select Class	21,932	329,894	15.04

Post Reorganization
Research Market Neutral Fund				104,438
Class A	5,631	81,851	14.54
Class B	18	253	13.81
Class C	1,835	25,335	13.81
Institutional Class	16,048	244,983	15.27
Select Class	25,646	385,754	15.04

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2016 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agency, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	41

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,034.40	$11.66	2.28%
Hypothetical	1,000.00	1,013.67	11.54	2.28
Class C
Actual	1,000.00	1,031.70	14.15	2.77
Hypothetical	1,000.00	1,011.21	14.00	2.77
Class R2
Actual	1,000.00	1,032.70	25.24	4.94
Hypothetical	1,000.00	1,000.30	24.84	4.94
Class R5
Actual	1,000.00	1,036.60	22.17	4.33
Hypothetical	1,000.00	1,003.37	21.80	4.33
Class R6
Actual	1,000.00	1,037.10	9.01	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76
Select Class
Actual	1,000.00	1,035.50	10.28	2.01
Hypothetical	1,000.00	1,015.03	10.18	2.01

Research Market Neutral Fund
Class A
Actual	$1,000.00	$1,002.20	$17.67	3.51%
Hypothetical	1,000.00	1,007.49	17.71	3.51
Class C
Actual	1,000.00	1,000.00	20.16	4.01
Hypothetical	1,000.00	1,004.98	20.21	4.01
Institutional Class
Actual	1,000.00	1,004.10	15.67	3.11
Hypothetical	1,000.00	1,009.50	15.71	3.11
Select Class
Actual	1,000.00	1,003.50	16.37	3.25
Hypothetical	1,000.00	1,008.80	16.41	3.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The
Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of review in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds which had at least one full year of performance at the time of review within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”) as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for both Class A and Select Class shares was in the first quintile, based upon both the Peer Group and Universe for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the fifth, fourth, and fifth quintiles based upon the Universe, and for Select Class shares, in the fifth, third, fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee and actual total expenses were in the fourth quintile for both Class A and Select Class shares, based upon the Peer Group. The Trustees noted that the Fund’s net advisory fee and actual total expenses were in the third quintile for both Class A and Select Class shares, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable

The Trustees noted that the Research Market Neutral Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintiles, based upon the Peer Group. The Trustees noted that the net advisory fee for Class A shares was in the second quintile and Select Class shares was in the first quintile, and that actual total expenses were in the first quintiles, based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Long Term Capital Gain
Opportunistic Equity Long Short Fund	$81

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Qualified Dividend Income
Opportunistic Equity Long Short Fund	$1,575

OCTOBER 31, 2016	J.P. MORGAN SPECIALTY FUNDS	49

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-SPEC-1016

Annual Report

J.P. Morgan International Equity Funds

October 31, 2016

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Opportunities Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

Global financial markets generally weathered two distinct sell-offs and rebounded to provide positive returns over the twelve month reporting period amid continued economic stimulus from leading central banks. Financial markets appeared to absorb the U.S. Federal Reserve’s December 2015 interest rate increase — the first in a decade — with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets and led to the worst start of any year on record for U.S. equity prices.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows and emerging market equities in particular experienced a brief but significant rise in prices. In June 2016, British voters confounded the expectations of some and voted to exit the European Union. The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided.

Economic growth in China and other emerging market nations, firmness in commodities prices and attractive valuations drew investors to emerging market equities during the second half of the reporting period. In Europe, a sluggish economy and investor concerns about the long-term impact of the Brexit weighted down equity prices. During the reporting period, central bankers in Japan and Europe increased economic stimulus, which supported financial markets generally.

Notably, crude oil prices reached 15-monnth highs in October 2016 amid expectations that the Organization of Petroleum Exporting Countries would agree to production caps that would reduce global inventories. For the twelve months ended October 31, 2016, the Morgan Stanley Capital International Europe Australasia and Far East Index (net of foreign withholding tax) returned -3.23% and the Morgan Stanley Capital International Emerging Markets Index (net of foreign withholding tax) returned 9.27%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.93%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	9.27%

Net Assets as of 10/31/2016 (In Thousands)	$1,779,712

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

The Fund’s security selection and overweight position in the consumer staples sector and its security selection and underweight position in the financials sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the information technology sector and its underweight position in the telecommunication services sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Taiwan Semiconductor Manufacturing Co., Petroleo Brasileiro SA (“Petrobras”) and Banco Bradesco SA. Shares of Taiwan Semiconductor rose on better than expected earnings and strong demand from smartphone makers. Shares of Petrobras, Brazil’s state controlled oil and gas company that was not held in the Fund, rose on strengthening in global energy prices. Shares of Banco Bradesco, a Brazilian bank that was not held in the Fund, rose on expectations for a rebound in Brazil’s economy.

Leading individual contributors to relative performance included the Fund’s overweight positions in Banco do Brasil SA,

Netease Inc. and Hindustan Petroleum Corp. Shares of Banco do Brasil, a Brazilian banking and financial services company, rose on investor expectations for a rebound in Brazil’s economy. Shares of Netease, a Chinese provider of mobile games, rose on continued earnings growth and strong demand for recent game releases. Shares of Hindustan Petroleum, an Indian oil and gas company that was not held in the Benchmark, rose on a rise in global energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average country exposures during the twelve months ended October 31, 2016, were to China, South Korea and Taiwan and its smallest average country exposures were to Chile, Egypt, Singapore and Indonesia. From a sector perspective, the Fund’s largest average weightings were in the financials, information technology and consumer discretionary sectors, while its smallest average weightings were in the real estate, telecommunications services and health care sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.0%
2.	Samsung Electronics Co., Ltd. (South Korea)	1.9
3.	Tencent Holdings Ltd. (China)	1.6
4.	NetEase, Inc., ADR (China)	1.5
5.	Bank of China Ltd., Class H (China)	1.3
6.	Polski Koncern Naftowy Orlen S.A. (Poland)	1.3
7.	Alibaba Group Holding Ltd., ADR (China)	1.2
8.	Largan Precision Co., Ltd. (Taiwan)	1.2
9.	SK Hynix, Inc. (South Korea)	1.2
10.	SK Innovation Co., Ltd. (South Korea)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	21.8%
South Korea	19.1
Taiwan	11.7
Russia	9.6
Thailand	6.4
Brazil	5.6
Turkey	4.4
Hong Kong	4.1
India	3.2
Mexico	2.8
Poland	2.7
United Arab Emirates	1.4
Hungary	1.4
Malaysia	1.4
South Africa	1.0
Others (each less than 1.0%)	1.3
Short-Term Investment	2.1

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
With Sales Charge*		0.08%	(1.73)%	(2.19)%
Without Sales Charge		5.62	(0.67)	(1.58)
CLASS C SHARES	February 28, 2008
With CDSC**		4.11	(1.17)	(2.08)
Without CDSC		5.11	(1.17)	(2.08)
CLASS R5 SHARES	February 28, 2008	6.03	(0.23)	(1.14)
CLASS R6 SHARES	September 1, 2015	6.25	(0.21)	(1.13)
SELECT CLASS SHARES	February 28, 2008	5.93	(0.43)	(1.34)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)[1]*	12.71%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	9.27%

Net Assets as of 10/31/2016 (In Thousands)	$3,124,578

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016. The Fund’s security selection in the financials and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the materials sector and its security selection in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Sberbank of Russia OJSC, Bidvest Group Ltd. and Itau Unibanco Holding SA. Shares of Sberbank, a Russian commercial bank, rose on continued profit growth. Shares of Bidvest, a South African conglomerate, rose after the company reported growth in earnings and revenue. Shares of Itau Unibanco, a Brazilian banking and financial services company, rose on signs of economic recovery in Brazil.

Leading individual detractors from relative performance included the Fund’s overweight positions in Vipshop Holdings Ltd. and Woolworths Holdings Ltd. and its underweight position in Petroleo Brasiliero SA (Petrobras). Shares of Vipshop, an

Internet retailer based in China, fell on slowing sales growth and increased competition. Shares of Woolworths, a South African retail chain, fell on lower-than-expected sales of apparel. Shares of Petrobras, Brazil’s state controlled oil and gas company that was not held in the Fund, rose on improvement in global energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest average sector positions during the reporting period were in the financials, information technology and consumer discretionary sectors, while the smallest average sector positions in which the Fund was invested were in the telecommunication services, utilities and health care sectors.

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	6.4%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.3
3.	AIA Group Ltd. (Hong Kong)	3.7
4.	Housing Development Finance Corp., Ltd. (India)	3.5
5.	Tata Consultancy Services Ltd. (India)	2.7
6.	Sberbank PAO (Russia)	2.6
7.	Bid Corp., Ltd. (South Africa)	2.4
8.	Alibaba Group Holding Ltd., ADR (China)	2.4
9.	Samsung Electronics Co., Ltd. (South Korea)	2.2
10.	HDFC Bank Ltd., ADR (India)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
India	19.9%
China	17.3
South Africa	13.1
Brazil	10.6
Taiwan	7.9
Hong Kong	6.3
Russia	5.5
South Korea	3.8
Indonesia	3.2
Thailand	1.4
United States	1.2
Peru	1.2
Panama	1.1
Mexico	1.1
Others (each less than 1.0%)	3.5
Short-Term Investment	2.9

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR		10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		6.37%	0.00	%(a)	2.85%
Without Sales Charge		12.25	1.09		3.40
CLASS C SHARES	February 28, 2006
With CDSC**		10.71	0.59		2.89
Without CDSC		11.71	0.59		2.89
CLASS R5 SHARES	September 9, 2016	12.71	1.51		3.82
CLASS R6 SHARES	December 23, 2013	12.83	1.56		3.85
INSTITUTIONAL CLASS SHARES	November 15, 1993	12.71	1.51		3.82
SELECT CLASS SHARES	September 10, 2001	12.51	1.35		3.66

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
(a)	Amount rounds to less than 0.005%.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.04%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	9.27%

Net Assets as of 10/31/2016 (In Thousands)	$11,576

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

The Fund’s security selection in the financials sector and its security selection and underweight position in the industrials sector were leading contributors to performance relative to the Benchmark. The Fund’s overweight position in the telecommunication services sector and its security selection and underweight position in the materials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in BB Seguridade Participacoes SA, Vanguard International Semiconductor Co. and Tractebel Energia SA. Shares of BB Seguridade, a Brazilian insurer, rose after reporting better-than-expected earnings growth. Shares of Vanguard International, a Taiwan-based maker of custom semiconductors, rose on better-than-expected earnings. Shares of Tractebel Energia, a Brazilian energy producer, rose amid the continued growth in Brazil’s energy sector.

Leading individual detractors from relative performance included the Fund’s overweight positions in Advanced Info Services Public Co. and its underweight positions in Tencent Holdings Ltd. and Petroleo Brasileiro SA (“Petrobras”). Shares of Advanced Info Services, a Thai mobile communications provider, fell after the company failed to win any new wireless spectrum at a government auction. Shares of Tencent Holdings, a Chinese Internet and social media company that was not held in the Fund, rose amid continued growth in earnings and advertising growth. Shares of Petrobras, Brazil’s state controlled oil and gas company that was not held in the Fund, rose on renewed strength in global energy prices.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.8%
2.	China Mobile Ltd. (Hong Kong)	3.0
3.	AMBEV S.A., ADR (Brazil)	3.0
4.	BB Seguridade Participacoes S.A. (Brazil)	2.8
5.	Banco Santander Chile, ADR (Chile)	2.8
6.	Delta Electronics, Inc. (Taiwan)	2.7
7.	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (Mexico)	2.7
8.	Vanguard International Semiconductor Corp. (Taiwan)	2.6
9.	China Resources Power Holdings Co., Ltd. (Hong Kong)	2.3
10.	Moscow Exchange MICEX-RTS PJSC (Russia)	2.2

SUMMARY OF INVESTMENTS BY COUNTRY***
Taiwan	22.7%
South Africa	14.3
Hong Kong	11.6
Brazil	9 .8
Russia	7 .4
South Korea	6 .1
China	4 .3
Mexico	4 .3
Czech Republic	3 .6
Chile	2 .8
Thailand	2 .5
Turkey	2 .4
Hungary	1 .8
Saudi Arabia	1 .4
United Arab Emirates	1 .4
Indonesia	1 .2
Short-Term Investment	2 .4

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 12, 2014
With Sales Charge*		4.02%	(5.70)%
Without Sales Charge		9.76	(2.97)
CLASS C SHARES	December 12, 2014
With CDSC**		8.19	(3.48)
Without CDSC		9.19	(3.48)
CLASS R5 SHARES	December 12, 2014	10.24	(2.56)
CLASS R6 SHARES	December 12, 2014	10.26	(2.49)
SELECT CLASS SHARES	December 12, 2014	10.04	(2.74)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/12/14 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 12, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Equity Income Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from December 12, 2014 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.91%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[1]	1.18%

Net Assets as of 10/31/2016 (In Thousands)	$6,907,306

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the health care and transportation services & consumer cyclicals sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the media and energy sectors was a leading positive contributor to relative performance. By region, the Fund’s security selection in North America was the leading detractor from relative performance, while the Fund’s security selection in the Pacific region, excluding Japan, was neutral to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.0%
2.	Microsoft Corp. (United States)	1.6
3.	Facebook, Inc., Class A (United States)	1.2
4.	Amazon.com, Inc. (United States)	1.1
5.	Exxon Mobil Corp. (United States)	1.1
6.	Alphabet, Inc., Class C (United States)	1.0
7.	Wells Fargo & Co. (United States)	0.9
8.	General Electric Co. (United States)	0.8
9.	Alphabet, Inc., Class A (United States)	0.8
10.	Nestle S.A. (Switzerland)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	57.0%
Japan	9.4
United Kingdom	5.4
France	4.1
Germany	3.8
Canada	3.7
Switzerland	3.7
Australia	2.7
Netherlands	2.1
Hong Kong	1.3
Spain	1.0
Others (each less than 1.0%)	5.5
Short-Term Investment	0.3

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2013
With Sales Charge*		(4.62)%	2.00%	5.71%
Without Sales Charge		0.68	3.85	7.27
CLASS C SHARES	February 28, 2013
With CDSC**		(0.84)	3.30	6.73
Without CDSC		0.16	3.30	6.73
CLASS R2 SHARES	February 28, 2013	0.46	3.59	7.00
SELECT CLASS SHARES	February 28, 2013	0.91	4.09	7.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.29)%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	2.05%

Net Assets as of 10/31/2016 (In Thousands)	$1,672

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection and overweight positions in both the financials and health care sectors were leading detractors from performance relative to the Benchmark. The Fund’s security selection and underweight positions in the information technology sector and its security selection in the consumer discretionary sector were leading positive contributors to relative performance.

By region, the Fund’s overweight positions and security selection in the U.K. and continental Europe were leading detractors from relative performance, while the Fund’s overweight position in North America and its security selection and underweight position in Japan contributed to relative performance.

Leading individual detractors from the Fund’s relative performance included overweight positions in Teva Pharmaceutical Industries Ltd., Barclays PLC and Sanofi SA. Shares of Teva Pharmaceutical, an Israel-based maker of generic and specialty drugs, fell amid investor concerns about the company’s patent on a key drug and general concerns about pricing pressure on generic drugs. Shares of Barclays, a U.K. financial services company, fell amid investor concerns that continued low interest rates and the U.K.’s exit from the European Union would undermine earnings. Shares of Sanofi, a French pharmaceuticals company, declined after the company’s new chief executive warned of sluggish earnings growth in the near term.

Leading individual contributors to the Fund’s relative performance included overweight positions in NXP Semiconductors NV, Qualcomm Inc. and Amazon.com Inc. Shares of NXP Semiconductors, a Dutch maker of semiconductors, rose on news of a takeover bid from Qualcomm. Shares of Qualcomm, a U.S. communications technology maker, rose on investor expectations of an improved competitive position. Shares of Amazon.com, an Internet retailer, rose as the company continued to generate strong revenue and earnings growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a contrarian approach with bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C (United States)	4.7%
2.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	4.4
3.	Time, Inc. (United States)	3.4
4.	Twenty-First Century Fox, Inc., Class A (United States)	3.2
5.	Citigroup, Inc. (United States)	3.2
6.	Sanofi (France)	2.9
7.	Amazon.com, Inc. (United States)	2.7
8.	JD.com, Inc., ADR (China)	2.2
9.	Chubb Ltd. (Switzerland)	2.1
10.	AXA S.A. (France)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
United States	46.8%
China	8.5
United Kingdom	7.8
France	6.5
Switzerland	6.3
Japan	5.4
Israel	4.3
Netherlands	3.4
Germany	2.1
Singapore	2.0
Canada	1.4
Russia	1.3
Hong Kong	1.1
Luxembourg	1.1
Italy	1.0
India	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(8.58)%	1.08%	7.64%
Without Sales Charge		(3.53)	2.90	8.83
CLASS C SHARES	November 30, 2011
With CDSC**		(5.02)	2.39	8.29
Without CDSC		(4.02)	2.39	8.29
CLASS R2 SHARES	November 30, 2011	(3.85)	2.63	8.54
CLASS R5 SHARES	November 30, 2011	(3.12)	3.36	9.32
CLASS R6 SHARES	November 30, 2011	(3.10)	3.41	9.37
SELECT CLASS SHARES	November 30, 2011	(3.29)	3.21	9.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund, the MSCI All Country World Index and the Lipper Global Multi-Cap Core Funds Index from November 30, 2011 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper Global Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.50)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$3,424,466

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the financials and health care sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Taiwan Semiconductor Manufacturing Co., Tokyo Electronics Ltd. and Arm Holdings Ltd. Shares of Taiwan Semiconductor, which was not held in the Benchmark, Tokyo Electron, a provider of equipment to the semiconductor industry, and Arm Holdings, a U.K. semiconductor manufacturer, rose on increasing demand for semiconductors used in a range of products, including mobile devices, automobiles and wearable accessories. Shares of Arm Holdings were also boosted by news of the company’s acquisition by Softbank Inc.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Credit Suisse Group AG, Barclays PLC and Prudential PLC. Shares of Credit Suisse, a Swiss financial services company, Barclays, a U.K. financial services company, and Prudential, a U.K. insurance and financial services provider not held in the Benchmark, fell amid sluggish economic growth and investor concerns that the U.K.’s planned exit from the European Union would prompt European monetary authorities to hold interest rates low, undermining investment returns and bank interest margins.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HSBC Holdings plc (United Kingdom)	2.2%
2.	Roche Holding AG (Switzerland)	2.1
3.	Vodafone Group plc (United Kingdom)	2.0
4.	Novartis AG (Switzerland)	2.0
5.	Japan Tobacco, Inc. (Japan)	2.0
6.	Samsung Electronics Co., Ltd., GDR (South Korea)	2.0
7.	Sumitomo Mitsui Financial Group, Inc. (Japan)	1.9
8.	SAP SE (Germany)	1.9
9.	Royal Dutch Shell plc, Class A (Netherlands)	1.8
10.	Anheuser-Busch InBev S.A./N.V. (Belgium)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.8%
United Kingdom	17.9
France	11.7
Switzerland	10.5
Germany	7.6
Netherlands	6.2
Hong Kong	4.8
China	3.7
South Korea	2.6
Belgium	1.8
Taiwan	1.3
Australia	1.3
India	1.1
South Africa	1.1
Denmark	1.1
Others (each less than 1.0%)	2.4
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(7.00)%	3.07%	0.49%
Without Sales Charge		(1.83)	4.19	1.04
CLASS C SHARES	January 31, 2003
With CDSC**		(3.31)	3.67	0.51
Without CDSC		(2.31)	3.67	0.51
CLASS R2 SHARES	November 3, 2008	(2.08)	3.93	0.83
CLASS R5 SHARES	May 15, 2006	(1.34)	4.67	1.49
CLASS R6 SHARES	November 30, 2010	(1.30)	4.71	1.51
SELECT CLASS SHARES	January 1, 1997	(1.50)	4.45	1.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.31)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$134,155

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the industrial cyclical and the consumer non-durable sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection and underweight position in the banks sector and its overweight position in the technology-semiconductors sector were leading positive contributors to relative performance.

By region, the Fund’s underweight positions and security selection in the Pacific and in Japan detracted from relative performance, while the Fund’s holdings in emerging markets, where the Benchmark had no exposure, and its security selection and underweight position in Continental Europe made positive contributions to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Persimmon PLC, Bayer AG and Ryanair Holdings PLC. Shares of Persimmon, a U.K. homebuilder, fell amid investor concerns that the U.K.’s planned exit from the European Union would hurt sales. Shares of Bayer, a German maker of pharmaceuticals and health care products, fell on news of its plan to acquire Monsanto Co. Shares of Ryanair Holdings, a low-fare airline based in Ireland and not held in the Benchmark, fell on investor concerns about the impact of on tourism of terrorist attacks and an air traffic controllers’ strike in France.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nippon Telegraph and Telephone Corp., a Japanese provider of telecommunications services, Danske Bank A/S, a Danish bank, and GlaxoSmithKline PLC., a U.K., drug maker. Shares of all three companies rose as they continued to return capital to shareholders in the form of dividends and/or share buybacks.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	GlaxoSmithKline plc (United Kingdom)	3.7%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.5
3.	Anheuser-Busch InBev S.A./N.V. (Belgium)	3.5
4.	UPM-Kymmene OYJ (Finland)	2.8
5.	Toronto-Dominion Bank (The) (Canada)	2.8
6.	Royal Dutch Shell plc, Class A (Netherlands)	2.7
7.	WPP plc (United Kingdom)	2.7
8.	Danske Bank A/S (Denmark)	2.6
9.	Moneta Money Bank A.S. (Czech Republic)	2.5
10.	MMC Norilsk Nickel PJSC, ADR (Russia)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	25.4%
Netherlands	9.5
Germany	9.1
Japan	8.4
France	7.1
Russia	6.1
Taiwan	4.6
Canada	3.7
Belgium	3.5
Switzerland	3.1
Finland	2.8
Denmark	2.6
Czech Republic	2.5
Hong Kong	2.4
Australia	1.9
Israel	1.8
Norway	1.6
New Zealand	1.1
Others (each less than 1.0%)	0.9
Short-Term Investment	1.9

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge*		(8.67)%	4.61%	2.37%
Without Sales Charge		(3.60)	5.74	3.35
CLASS C SHARES	February 28, 2011
With CDSC**		(5.02)	5.22	2.83
Without CDSC		(4.02)	5.22	2.83
CLASS R2 SHARES	February 28, 2011	(3.84)	5.48	3.08
CLASS R5 SHARES	February 28, 2011	(3.14)	6.22	3.80
CLASS R6 SHARES	January 30, 2015	(3.09)	6.22	3.81
SELECT CLASS SHARES	February 28, 2011	(3.31)	6.03	3.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to October 31, 2016. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(4.69)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$2,769,870

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s underweight position and security selection in the basic industries sector and security selection in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the banks sector and its overweight position in the technology semiconductors sector were leading contributors to relative performance.

By region, the Fund’s security selection and overweight position in the U.K. and its underweight position in the Pacific region, excluding Japan, were leading detractors from relative performance. The Fund’s security selection in continental Europe made a positive contribution to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Dixons Carphone PLC, Associated British Foods PLC and Taylor Wimpey PLC. Shares of Dixons Carphone, a U.K. retailer of telecommunications services, Associated British Foods, owner of the Primark chain of supermarkets, and Taylor Wimpey, a U.K. homebuilder, all declined as U.K.’s vote to exit the European Union led to a decline in the pound’s value and raised investor concerns about the U.K. economy.

Leading individual contributors to relative performance included the Fund’s overweight positions in Keyence Corp., Daikin Industries Ltd. and Adidas AG. Shares of both Keyence, a Japanese maker of sensors used in factory automation equipment, and Daikin Industries, a Japanese maker of air conditioners, rose on continued strength in operating profits at both companies. Shares of Adidas, a German maker of athletic apparel, rose after the company reported better-than-expected earnings and raised its earnings and sales forecasts several times during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	Roche Holding AG (Switzerland)	2.4
3.	British American Tobacco plc (United Kingdom)	2.1
4.	Anheuser-Busch InBev S.A./N.V. (Belgium)	2.1
5.	Siemens AG (Germany)	1.9
6.	GlaxoSmithKline plc (United Kingdom)	1.8
7.	Australia & New Zealand Banking Group Ltd. (Australia)	1.6
8.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.6
9.	Yamato Holdings Co., Ltd. (Japan)	1.6
10.	ORIX Corp. (Japan)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	25.8%
United Kingdom	15.5
France	12.3
Germany	9.7
Netherlands	5.8
Switzerland	5.6
Australia	3.7
Italy	3.6
Denmark	3.4
Hong Kong	2.2
Belgium	2.1
Norway	1.6
United States	1.5
Finland	1.4
Sweden	1.2
India	1.1
Others (each less than 1.0%)	0.9
Short-Term Investment	2.6

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		(9.68)%	3.37%	0.37%
Without Sales Charge		(4.69)	4.49	0.91
CLASS C SHARES	July 31, 2007
With CDSC**		(6.26)	3.95	0.40
Without CDSC		(5.26)	3.95	0.40
CLASS R6 SHARES	November 30, 2010	(4.09)	5.07	1.42
INSTITUTIONAL CLASS SHARES	February 26, 1997	(4.25)	4.96	1.36
SELECT CLASS SHARES	September 10, 2001	(4.40)	4.78	1.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.72)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$1,335,211

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the industrial cyclical and basic industries sectors was a leading positive contributor to relative performance. The Fund’s security selection in the banks and finance sector and the transportation services and consumer cyclical sector was a leading detractor from relative performance.

By region, the Fund’s security selection in Japan and continental Europe made a positive contribution to relative performance, while the Fund’s underweight allocation to the Pacific, excluding Japan, detracted from relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.6%
2.	Roche Holding AG (Switzerland)	1.8
3.	British American Tobacco plc (United Kingdom)	1.5
4.	HSBC Holdings plc (United Kingdom)	1.4
5.	Toyota Motor Corp. (Japan)	1.4
6.	Siemens AG (Germany)	1.3
7.	SAP SE (Germany)	1.3
8.	Bayer AG (Germany)	1.2
9.	Royal Dutch Shell plc, Class B (Netherlands)	1.2
10.	GlaxoSmithKline plc (United Kingdom)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.1%
United Kingdom	15.4
France	10.5
Germany	10.1
Switzerland	9.6
Australia	6.4
Netherlands	6.1
Hong Kong	2.8
Italy	2.4
Spain	2.1
Finland	2.0
Sweden	1.2
Belgium	1.0
Others (each less than 1.0%)	4.8
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		(8.06)%	3.86%	0.21%
Without Sales Charge		(2.94)	4.99	0.75
CLASS C SHARES	November 4, 1997
With CDSC**		(4.41)	4.40	0.12
Without CDSC		(3.41)	4.40	0.12
CLASS R2 SHARES	November 3, 2008	(3.22)	4.73	0.50
SELECT CLASS SHARES	October 28, 1992	(2.72)	5.25	1.00

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.47)%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	0.22%

Net Assets as of 10/31/2016 (In Thousands)	$109,775

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the financials sector and its security selection and overweight position in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s overweight position in the information technology sector and its security selection in the materials sectors were leading contributors to relative performance.

By region, the Fund’s security selection and overweight position in Continental Europe and its underweight position and security selection in the Pacific, excluding Japan, were leading detractors from performance relative to the Benchmark. The Fund’s security selection in Japan contributed to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Nokia Corp., Teva Pharmaceutical Industrial Ltd. and Barclays PLC. Shares of Nokia, a Finnish telecommunications provider, declined as weakness in the wireless network market hurt the company’s earnings. Shares of Teva Pharmaceutical, an Israel-based maker of generic and specialty drugs, fell amid investor concerns about pricing pressure on generic drugs and the loss of a patent on a key drug. Shares of Barclays, a U.K. financial services company, fell amid investor concerns that continued low interest rates and the U.K.’s exit from the European Union would undermine earnings.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Arm Holdings PLC, LafargeHolcim Ltd. and Covestro AG. Shares of Arm Holdings, a U.K. semiconductor designer, rose on news of a takeover bid from Softbank Inc. Shares of LafargeHolcim, a construction materials maker based in Switzerland, rose on investor expectations for a rebound in global demand for cement and other materials. Shares of Covestro, a German maker of advanced materials, rose following its spin-off from Bayer AG.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	LafargeHolcim Ltd. (Switzerland)	4.2%
2.	Rio Tinto plc (United Kingdom)	3.4
3.	Alimentation Couche-Tard, Inc., Class B (Canada)	3.1
4.	Baidu, Inc., ADR (China)	2.9
5.	Altice N.V., Class A (Netherlands)	2.9
6.	CNOOC Ltd. (China)	2.9
7.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.8
8.	Vodafone Group plc (United Kingdom)	2.7
9.	NN Group N.V. (Netherlands)	2.7
10.	Cie Financiere Richemont S.A. (Switzerland)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	17.8%
Switzerland	12.0
Netherlands	10.5
China	10.0
Hong Kong	8.5
Japan	7.6
Canada	4.5
Finland	3.9
Germany	3.5
Israel	2.8
Belgium	2.6
India	2.2
Taiwan	2.0
France	2.0
Denmark	2.0
United States	1.7
South Africa	1.7
South Korea	1.5
Italy	1.3
Short-Term Investment	1.9

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(6.98)%	(2.23)%	5.74%
Without Sales Charge		(1.80)	(0.46)	6.90
CLASS C SHARES	November 30, 2011
With CDSC**		(3.28)	(0.96)	6.36
Without CDSC		(2.28)	(0.96)	6.36
CLASS R2 SHARES	November 30, 2011	(2.05)	(0.72)	6.63
CLASS R5 SHARES	November 30, 2011	(1.38)	(0.01)	7.38
CLASS R6 SHARES	November 30, 2011	(1.29)	0.05	7.44
SELECT CLASS SHARES	November 30, 2011	(1.47)	(0.15)	7.20

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares1)*	(4.63)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	(3.35)%

Net Assets as of 10/31/2016 (In Thousands)	$1,308,220

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the health care and insurance sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the retail sector and its overweight position in the technology-semiconductors sector were leading contributors to relative performance.

By region, the Fund’s underweight position in the Pacific, excluding Japan, and its security selection in the U.K. and Japan were leading detractors from performance relative to the Benchmark. The Fund’s out-of-Benchmark holdings in both emerging markets and Canada were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Teva Pharmaceutical Industries Ltd., Prudential PLC and Telecom Italia Spa. Shares of Teva Pharmaceutical, a drug maker not held in the Benchmark, fell amid investor concerns about pressure on generic drug prices and the loss of a key drug patent. Shares of Prudential, an insurance and financial services provider not held in the Benchmark, fell amid the continued low interest rate environment and investor concerns about the impact of the U.K.’s planned exit from the European Union. Shares of Telecom Italia, a telecommunications provider in Italy, fell on investor concerns about increased competition in the Italian telecommunications market.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Nippon Telegraph and Telephone Corp., Daikin Industries Ltd. and Suzuki Motor Corp. Shares of Nippon Telegraph and Telephone, a telecommunications provider in Japan, rose as the company continued to return capital to shareholders via dividends and share repurchases. Shares of Daikin, a Japanese manufacturer of air conditioners that was not held in the Benchmark, rose as sales growth in emerging markets and an expanding presence in the U.S. boosted earnings. Shares of Suzuki Motor, an auto manufacturer not held in the Benchmark, rose amid continued growth in India and on news that the company was cleared of wrongdoing in a probe of fuel-efficiency measurement methods.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

[1]	Effective December 1, 2016, the Fund’s Institutional Class was renamed Class L.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	TOTAL S.A (France)	3.5%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.4
3.	Australia & New Zealand Banking Group Ltd. (Australia)	3.0
4.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.7
5.	Siemens AG (Germany)	2.5
6.	BNP Paribas S.A (France)	2.5
7.	Vodafone Group plc (United Kingdom)	2.1
8.	AXA S.A (France)	2.1
9.	ING Groep N.V (Netherlands)	2.0
10.	Zurich Insurance Group AG (Switzerland)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.6%
France	15.7
United Kingdom	13.2
Germany	7.9
Netherlands	7.1
Switzerland	4.6
Australia	4.0
Italy	3.7
Finland	2.3
Belgium	2.0
Hong Kong	2.0
Sweden	1.9
Israel	1.4
Norway	1.2
United States	1.2
Spain	1.2
Luxembourg	1.1
China	1.0
South Korea	1.0
Others (each less than 1.0%)	2.6
Short-Term Investment	1.3

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(9.99)%	1.65%	(0.74)%
Without Sales Charge		(5.01)	2.76	(0.21)
CLASS C SHARES	July 11, 2006
With CDSC**		(6.54)	2.26	(0.71)
Without CDSC		(5.54)	2.26	(0.71)
CLASS R2 SHARES	November 3, 2008	(5.28)	2.51	(0.41)
CLASS R5 SHARES	September 9, 2016	(4.56)	3.20	0.20
CLASS R6 SHARES	November 30, 2010	(4.45)	3.31	0.27
INSTITUTIONAL CLASS SHARES	November 4, 1993	(4.63)	3.19	0.20
SELECT CLASS SHARES	September 10, 2001	(4.74)	3.05	0.05

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(3.07)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$2,694,314

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth, value and quality characteristics) would be the primary drivers of returns.

The Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to performance relative to the Benchmark for the twelve month period. The Fund’s security selection in the information technology and health care sectors was a leading detractor from relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. The Fund held a range of 150 to 250 securities during the period. Consequently, the impact of any individual security on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy was rooted in the notion that investor behavior is influenced by human emotion. This influence is believed to give rise to persistent growth, value and quality anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth, value and/or quality characteristics.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.0%
2.	Roche Holding AG (Switzerland)	1.7
3.	Nestle S.A. (Switzerland)	1.5
4.	British American Tobacco plc (United Kingdom)	1.3
5.	Unilever N.V., CVA (United Kingdom)	1.3
6.	TOTAL S.A. (France)	1.2
7.	BP plc (United Kingdom)	1.2
8.	BHP Billiton Ltd. (Australia)	1.0
9.	Novartis AG (Switzerland)	1.0
10.	Siemens AG (Germany)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.0%
United Kingdom	15.4
France	11.3
Switzerland	8.5
Germany	8.0
Australia	6.7
Netherlands	4.2
Hong Kong	3.4
Sweden	2.7
Denmark	2.3
Spain	2.1
Italy	1.3
Norway	1.1
Belgium	1.0
United States	1.0
Others (each less than 1.0%)	4.9
Short-Term Investment	2.1

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(8.15)%	4.03%	(0.01)%
Without Sales Charge		(3.07)	5.16	0.53
CLASS C SHARES	February 28, 2006
With CDSC**		(4.56)	4.63	0.03
Without CDSC		(3.56)	4.63	0.03
CLASS R2 SHARES	November 3, 2008	(3.36)	4.88	0.33
CLASS R6 SHARES	May 29, 2015	(2.59)	5.69	1.04
INSTITUTIONAL CLASS SHARES	April 30, 2001	(2.67)	5.66	1.02
SELECT CLASS SHARES	February 28, 2006	(2.73)	5.46	0.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
	Brazil — 4.3%
2,216	Banco do Brasil S.A. (a)	20,373
1,054	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (a)	11,092
2,148	EDP — Energias do Brasil S.A.	10,291
2,484	Marfrig Global Foods S.A. (a)	4,412
2,406	MRV Engenharia e Participacoes S.A.	9,271
808	Qualicorp S.A.	5,224
2,386	Vale S.A., ADR (a)	16,510

		77,173

	Chile — 0.5%
2,823	Cencosud S.A.	9,202

	China — 21.6%
1,603	AAC Technologies Holdings, Inc.	15,269
216	Alibaba Group Holding Ltd., ADR (a)	21,932
6,116	Anhui Conch Cement Co., Ltd., Class H	16,903
50,174	Bank of China Ltd., Class H	22,484
6,365	BYD Electronic International Co., Ltd.	5,008
17,899	China CITIC Bank Corp., Ltd., Class H	11,544
10,733	China Everbright Bank Co., Ltd., Class H	4,893
6,885	China Lesso Group Holdings Ltd.	5,040
4,874	China Mengniu Dairy Co., Ltd.	9,207
8,328	China Merchants Bank Co., Ltd., Class H	20,252
8,814	China Shenhua Energy Co., Ltd., Class H	18,272
5,567	China Vanke Co., Ltd., Class H	14,530
506	Chlitina Holding Ltd.	2,215
8,500	CSPC Pharmaceutical Group Ltd.	8,801
13,350	Geely Automobile Holdings Ltd.	13,736
8,414	Guangzhou Automobile Group Co., Ltd., Class H	10,161
10,732	Huadian Power International Corp., Ltd., Class H	4,600
162	Huaneng Power International, Inc., Class H	7,364
11,980	Huaneng Power International, Inc., Class H	99
9,397	Industrial & Commercial Bank of China Ltd., Class H	5,644
57,463	Industrial & Commercial Bank of China Ltd., Class H	34,491
103	NetEase, Inc., ADR	26,518
137	New Oriental Education & Technology Group, Inc., ADR (a)	6,848
7,768	PICC Property & Casualty Co., Ltd., Class H	12,538
2,089	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	5,376
6,236	Shenzhen Expressway Co., Ltd., Class H	6,249
785	Shenzhou International Group Holdings Ltd.	5,200
6,850	Sinopec Shanghai Petrochemical Co., Ltd., Class H	3,492
3,207	Sinopharm Group Co., Ltd., Class H	15,574

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
901	Sunny Optical Technology Group Co., Ltd.	4,394
1,095	Tencent Holdings Ltd.	29,025
3,174	TravelSky Technology Ltd., Class H	6,772
11,922	Xinyi Solar Holdings Ltd. (a)	4,417
5,238	Zhejiang Expressway Co., Ltd., Class H	5,484

		384,332

	Hong Kong — 4.0%
10,160	China Power International Development Ltd.	3,695
5,256	China Resources Land Ltd.	13,054
4,038	COSCO Shipping Ports Ltd.	4,003
1,720	Kingboard Chemical Holdings Ltd.	5,084
6,501	Lee & Man Paper Manufacturing Ltd.	4,885
5,963	Nine Dragons Paper Holdings Ltd.	4,848
3,614	Shenzhen International Holdings Ltd.	5,580
9,802	Skyworth Digital Holdings Ltd.	6,327
12,624	Truly International Holdings Ltd.	4,937
17,006	WH Group Ltd. (e)	13,773
6,526	Xinyi Glass Holdings Ltd. (a)	5,611

		71,797

	Hungary — 1.4%
135	MOL Hungarian Oil & Gas plc	8,628
583	OTP Bank plc	16,330

		24,958

	India — 3.2%
1,540	Bharat Petroleum Corp., Ltd.	15,465
1,106	HCL Technologies Ltd.	12,715
2,181	Hindustan Petroleum Corp., Ltd.	15,284
353	Tata Motors Ltd., ADR	13,918

		57,382

	Indonesia — 0.3%
833	Gudang Garam Tbk PT	4,333

	Malaysia — 1.4%
14,521	AirAsia Bhd	9,587
4,271	Tenaga Nasional Bhd	14,600

		24,187

	Mexico — 2.7%
1,388	Arca Continental S.A.B. de C.V.	8,637
569	Coca-Cola Femsa S.A.B. de C.V., Series L	4,273
168	Fomento Economico Mexicano S.A.B. de C.V., ADR	16,099
455	Gruma S.A.B. de C.V., Class B	6,311
5,458	Grupo Mexico S.A.B. de C.V., Series B	13,447

		48,767

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Poland — 2.7%
561	Eurocash S.A.	5,682
716	KGHM Polska Miedz S.A.	12,999
1,122	Polski Koncern Naftowy Orlen S.A.	22,223
4,855	Polskie Gornictwo Naftowe i Gazownictwo S.A.	6,216

		47,120

	Russia — 9.0%
7,316	Alrosa PJSC	10,234
380	LUKOIL PJSC, ADR	18,494
56	Magnit PJSC	9,352
20,921	Magnitogorsk Iron & Steel OJSC	10,512
1,139	MMC Norilsk Nickel PJSC, ADR	17,181
1,742	Mobile TeleSystems PJSC, ADR	13,429
6,717	Moscow Exchange MICEX-RTS PJSC	12,373
140	Ros Agro plc, GDR (e)	1,827
51	Ros Agro plc, GDR	669
2,912	Rosneft PJSC, GDR	15,836
2,137	Sberbank PAO, ADR	20,260
771	Severstal PJSC, GDR	10,874
326	Tatneft PJSC, ADR	10,869
252	X5 Retail Group N.V., GDR (a)	7,534

		159,444

	Singapore — 0.6%
366	Jardine Cycle & Carriage Ltd.	11,086

	South Africa — 1.1%
646	SPAR Group Ltd. (The)	9,144
333	Tiger Brands Ltd.	9,494

		18,638

	South Korea — 18.9%
30	Amorepacific Corp.	9,421
25	BGF retail Co., Ltd.	3,802
43	Com2uSCorp (a)	3,531
25	Coway Co., Ltd.	1,968
703	Hana Financial Group, Inc.	20,100
260	Hankook Tire Co., Ltd.	12,478
78	Hyosung Corp.	9,123
13	LG Household & Health Care Ltd.	9,292
481	LG Uplus Corp.	4,954
45	Mando Corp.	10,515
74	NCSoft Corp.	17,078
328	Partron Co., Ltd.	2,561
85	POSCO	17,614
23	Samsung Electronics Co., Ltd.	32,889
435	Shinhan Financial Group Co., Ltd.	16,640
585	SK Hynix, Inc.	20,940

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
157	SK Innovation Co., Ltd.	20,672
202	S-Oil Corp.	13,827
1,689	Woori Bank	18,405
73	Hyundai Heavy Industries Co., Ltd. (a)	9,220
278	Hyundai Marine & Fire Insurance Co., Ltd.	8,582
70	Hyundai Mobis Co., Ltd.	16,660
452	Korea Electric Power Corp.	19,568
185	KT&G Corp.	18,262
783	LG Display Co., Ltd.	18,720

		336,822

	Taiwan — 11.6%
5,989	Accton Technology Corp.	9,564
1,340	Casetek Holdings Ltd.	4,302
1,196	Catcher Technology Co., Ltd.	9,362
3,543	Elite Material Co., Ltd.	9,864
2,863	FLEXium Interconnect, Inc.	8,142
703	Grape King Bio Ltd.	5,903
6,692	Hon Hai Precision Industry Co., Ltd.	18,075
8,410	King Yuan Electronics Co., Ltd.	7,397
179	Largan Precision Co., Ltd.	21,118
3,721	Micro-Star International Co., Ltd.	10,705
5,382	Pegatron Corp.	14,492
3,759	Powertech Technology, Inc.	10,725
1,555	Realtek Semiconductor Corp.	5,267
290	Silicon Motion Technology Corp., ADR	11,759
281	St. Shine Optical Co., Ltd.	5,905
629	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,551
2,664	Tong Yang Industry Co., Ltd.	6,199
7,984	Uni-President Enterprises Corp.	15,425
2,853	Win Semiconductors Corp.	7,923
2,012	Zhen Ding Technology Holding Ltd.	4,577

		206,255

	Thailand — 6.3%
19,637	Charoen Pokphand Foods PCL, NVDR	17,660
5,223	CP ALL PCL, NVDR	9,053
55,055	IRPC PCL, NVDR	7,515
3,721	Kiatnakin Bank PCL, NVDR	6,214
36,137	Krung Thai Bank PCL, NVDR	17,748
1,887	PTT PCL, NVDR	18,578
27,353	Star Petroleum Refining PCL, NVDR	9,820
11,804	Thai Beverage PCL	8,183
3,695	Thai Oil PCL, NVDR	7,381
9,159	Thai Union Group PCL, NVDR	5,676
4,090	Thanachart Capital PCL, NVDR	4,612

		112,440

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except number of Future contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Turkey — 4.3%
6,747	Akbank TAS	18,057
1,250	Arcelik A.S.	8,261
19,246	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	19,666
8,103	Eregli Demir ve Celik Fabrikalari TAS	11,018
3,722	Tekfen Holding A.S.	9,445
728	Tofas Turk Otomobil Fabrikasi A.S.	5,489
3,907	Turkiye Sise ve Cam Fabrikalari A.S.	4,110
193	Ulker Biskuvi Sanayi A.S.	1,197

		77,243

	United Arab Emirates — 1.4%
10,423	Aldar Properties PJSC	7,462
9,329	Emaar Properties PJSC	17,665

		25,127

	Total Common Stocks (Cost $1,591,415)	1,696,306

Preferred Stocks — 1.8%
	Brazil — 1.2%
682	Braskem S.A., Class A	6,057
559	Cia Brasileira de Distribuicao	10,701
1,798	Cia Energetica de Minas Gerais	5,491

		22,249

	Russia — 0.6%
23,397	Surgutneftegas OJSC	10,609

	Total Preferred Stocks (Cost $32,396)	32,858

Short-Term Investment — 2.1%
	Investment Company — 2.1%
36,972	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $36,972)	36,972

	Total Investments — 99.2% (Cost $1,660,783)	1,766,136
	Other Assets in Excess of Liabilities — 0.8%	13,576

	NET ASSETS — 100.0%	$1,779,712

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.6%
Oil, Gas & Consumable Fuels	12.4
Metals & Mining	6.8
Electronic Equipment, Instruments & Components	6.4
Semiconductors & Semiconductor Equipment	5.0
Food Products	4.8
Internet Software & Services	4.4
Technology Hardware, Storage & Peripherals	4.1
Food & Staples Retailing	3.7
Real Estate Management & Development	3.0
Auto Components	2.9
Electric Utilities	2.8
Automobiles	2.5
Beverages	2.1
Personal Products	1.5
Health Care Providers & Services	1.5
Household Durables	1.5
Tobacco	1.3
Transportation Infrastructure	1.2
Insurance	1.2
Software	1.2
Equity Real Estate Investment Trusts (REITs)	1.1
IT Services	1.1
Chemicals	1.1
Construction Materials	1.0
Others (each less than 1.0%)	8.7
Short-Term Investment	2.1

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
508	Mini MSCI Emerging Markets Index	12/16/16	USD	$22,949	$(282)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
	Argentina — 0.6%
117	MercadoLibre, Inc.	19,667

	Australia — 0.7%
4,119	Oil Search Ltd.	20,646

	Brazil — 10.0%
5,254	AMBEV S.A., ADR	31,000
5,009	BB Seguridade Participacoes S.A.	50,219
4,254	CCR S.A.	23,165
2,728	Cielo S.A.	27,730
3,647	Itau Unibanco Holding S.A. (Preference Shares), ADR	43,508
4,019	Kroton Educacional S.A.	20,008
4,439	Lojas Renner S.A.	37,530
846	Marcopolo S.A. (a)	663
819	Raia Drogasil S.A. (a)	18,227
2,102	Ultrapar Participacoes S.A.	47,798
2,451	WEG S.A.	13,545

		313,393

	China — 16.3%
3,047	AAC Technologies Holdings, Inc.	29,027
748	Alibaba Group Holding Ltd., ADR (a)	76,016
182	Baidu, Inc., ADR (a)	32,166
6,281	Chongqing Changan Automobile Co., Ltd., Class B	9,577
11,331	CNOOC Ltd.	14,258
1,143	CNOOC Ltd.	1,442
1,712	JD.com, Inc., ADR (a)	44,431
7,162	Ping An Insurance Group Co. of China Ltd., Class H	37,697
4,527	Shenzhou International Group Holdings Ltd.	29,985
7,535	Tencent Holdings Ltd.	199,703
1,464	Tsingtao Brewery Co., Ltd., Class H	5,841
2,071	Vipshop Holdings Ltd., ADR (a)	28,315

		508,458

	Cyprus — 0.2%
1,207	Globaltrans Investment plc, GDR	5,856

	Egypt — 0.3%
2,247	Commercial International Bank Egypt SAE, GDR	9,934

	Hong Kong — 6.4%
18,667	AIA Group Ltd.	117,432
517	Jardine Matheson Holdings Ltd.	31,497
11,573	Sands China Ltd.	50,223

		199,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 20.0%
1,756	Asian Paints Ltd.	28,290
2,198	HDFC Bank Ltd.	48,780
903	HDFC Bank Ltd., ADR	63,940
5,303	Housing Development Finance Corp., Ltd.	109,527
1,640	IndusInd Bank Ltd.	29,382
3,681	Infosys Ltd., ADR	56,171
16,999	ITC Ltd.	61,550
2,407	Kotak Mahindra Bank Ltd.	29,563
1,845	Lupin Ltd.	41,965
2,334	Tata Consultancy Services Ltd.	83,586
754	Tata Motors Ltd., ADR	29,698
733	UltraTech Cement Ltd.	43,560

		626,012

	Indonesia — 3.2%
71,609	Astra International Tbk PT	45,179
28,279	Bank Central Asia Tbk PT	33,622
23,468	Bank Rakyat Indonesia Persero Tbk PT	21,913

		100,714

	Mexico — 1.1%
3,708	Infraestructura Energetica Nova S.A.B. de C.V.	16,417
1,583	Promotora y Operadora de Infraestructura S.A.B. de C.V.	17,698

		34,115

	Panama — 1.1%
375	Copa Holdings S.A., Class A	34,550

	Peru — 1.2%
246	Credicorp Ltd.	36,520

	Russia — 5.5%
643	LUKOIL PJSC, ADR	31,282
306	Magnit PJSC	51,382
181	Magnit PJSC, GDR	7,174
35,253	Sberbank PAO	82,057

		171,895

	South Africa — 13.2%
1,755	Aspen Pharmacare Holdings Ltd.	38,223
4,360	Bid Corp. Ltd.	76,558
3,907	Bidvest Group Ltd. (The)	48,536
331	Capitec Bank Holdings Ltd.	16,801
9,183	FirstRand Ltd.	32,927
1,738	Mr Price Group Ltd.	19,805
3,174	Remgro Ltd.	52,698
9,054	Sanlam Ltd.	43,856
2,463	Shoprite Holdings Ltd.	36,353

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Africa — continued
7,717	Woolworths Holdings Ltd.	44,695

		410,452

	South Korea — 3.8%
213	Hyundai Motor Co.	25,958
671	Kia Motors Corp.	23,827
48	Samsung Electronics Co., Ltd.	68,691

		118,476

	Switzerland — 0.8%
443	Luxoft Holding, Inc. (a)	23,468

	Taiwan — 8.0%
5,761	Delta Electronics, Inc.	30,329
1,732	Eclat Textile Co., Ltd.	19,625
239	Largan Precision Co., Ltd.	28,196
5,095	President Chain Store Corp.	38,068
4,294	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	133,552

		249,770

	Thailand — 1.4%
5,060	Kasikornbank PCL, NVDR	24,836
1,048	Siam Cement PCL (The)	15,090
284	Siam Cement PCL (The), NVDR	4,061

		43,987

	Turkey — 0.3%
1,022	Ford Otomotiv Sanayi A.S.	10,444

	United States — 1.2%
372	EPAM Systems, Inc. (a)	23,928
596	Yum China Holdings, Inc. (a)	14,442

		38,370

	Total Common Stocks (Cost $2,581,130)	2,975,879

Preferred Stocks — 0.7%
	Brazil — 0.7%
1,178	Itau Unibanco Holding S.A.	14,199
6,706	Marcopolo S.A.	6,954

	Total Preferred Stocks (Cost $18,886)	21,153

SHARES	SECURITY DESCRIPTION	VALUE($)
Structured Instruments — 1.1%
	China — 1.1%
	Low Exercise Cash Settled Call Warrants — 1.1%
	Chongqing Changan Automobile Co., Ltd.,
2,681	expiring 02/17/17 (Strike Price $1.00) (issued through UBS AG) (a)	6,202
3,931	expiring 09/29/17 (Strike Price $0.00) (issued through BNP Paribas) (a)	9,092
3,453	Hangzhou Robam Appliances Co., Ltd., expiring 12/02/16 (Strike Price $0.00) (issued through UBS AG) (a)	19,191

	Total Structured Instruments (Cost $36,423)	34,485

NUMBER OF WARRANT
Warrant — 0.6%
	Saudi Arabia — 0.6%
1,278	Almarai Co., expiring 07/24/17 (Strike Price $1.00) (a) (Cost $17,678)	19,787

SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
91,254	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $91,254)	91,254

	Total Investments — 100.6% (Cost $2,745,371)	3,142,558
	Liabilities in Excess of Other Assets — (0.6)%	(17,980)

	NET ASSETS — 100.0%	$3,124,578

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.8%
Internet Software & Services	10.4
Insurance	7.9
Food & Staples Retailing	7.2
IT Services	6.8
Automobiles	4.6
Semiconductors & Semiconductor Equipment	4.2
Oil, Gas & Consumable Fuels	3.7
Thrifts & Mortgage Finance	3.5
Electronic Equipment, Instruments & Components	2.8
Diversified Financial Services	2.7
Multiline Retail	2.6
Pharmaceuticals	2.6

INDUSTRY	PERCENTAGE
Industrial Conglomerates	2.5%
Internet & Direct Marketing Retail	2.3
Technology Hardware, Storage & Peripherals	2.2
Hotels, Restaurants & Leisure	2.1
Construction Materials	2.0
Tobacco	2.0
Textiles, Apparel & Luxury Goods	1.6
Transportation Infrastructure	1.3
Beverages	1.2
Airlines	1.1
Others (each less than 1.0%)	5.0
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Emerging Markets Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.9%
	Brazil — 9.9%
58	AMBEV S.A., ADR	345
17	Banco Bradesco S.A., ADR (a)	174
6	Banco do Brasil S.A. (a)	60
33	BB Seguridade Participacoes S.A.	327
18	Engie Brasil Energia S.A.	236

		1,142

	Chile — 2.8%
14	Banco Santander Chile, ADR	325

	China — 2.4%
88	Fuyao Glass Industry Group Co., Ltd., Class A	231
16	Fuyao Glass Industry Group Co., Ltd., Class H (e)	48

		279

	Czech Republic — 3.6%
7	Komercni Banka A.S.	250
47	Moneta Money Bank A.S., (a) (e)	165

		415

	Hong Kong — 11.7%
31	China Mobile Ltd.	349
158	China Resources Power Holdings Co., Ltd.	268
11	Hang Seng Bank Ltd.	198
158	HKT Trust & HKT Ltd.	217
55	Sands China Ltd.	238
7	VTech Holdings Ltd.	85

		1,355

	Hungary — 1.8%
7	OTP Bank plc	208

	Indonesia — 1.2%
420	Telekomunikasi Indonesia Persero Tbk PT	136

	Mexico — 4.3%
54	Bolsa Mexicana de Valores S.A.B. de C.V.	87
49	Fibra Uno Administracion S.A. de C.V.	93
147	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	317

		497

	Russia — 7.4%
4	LUKOIL PJSC, ADR	218
6	MegaFon PJSC, GDR	54
7	MMC Norilsk Nickel PJSC, ADR	99
10	Mobile TeleSystems PJSC, ADR	74
139	Moscow Exchange MICEX-RTS PJSC	256
5	PhosAgro PJSC, GDR	62
7	Severstal PJSC, GDR	96

		859

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Africa — 14.4%
36		AVI Ltd.	250
21		Barclays Africa Group Ltd.	241
9		Bid Corp. Ltd.	162
6		Bidvest Group Ltd. (The)	71
67		FirstRand Ltd.	239
76		Life Healthcare Group Holdings Ltd.	203
96		MMI Holdings Ltd.	162
17		Vodacom Group Ltd.	180
28		Woolworths Holdings Ltd.	162

			1,670

		South Korea — 6.2%
2		Kangwon Land, Inc.	82
2		KT&G Corp.	244
—	(h)	Samsung Electronics Co., Ltd.	223
8		SK Telecom Co., Ltd., ADR	168

			717

		Taiwan — 22.8%
16		Asustek Computer, Inc.	143
81		Cheng Shin Rubber Industry Co., Ltd.	165
36		Chicony Electronics Co., Ltd.	92
61		Delta Electronics, Inc.	320
54		Far EasTone Telecommunications Co., Ltd.	127
27		MediaTek, Inc.	205
35		Novatek Microelectronics Corp.	131
23		President Chain Store Corp.	172
74		Quanta Computer, Inc.	150
29		Siliconware Precision Industries Co., Ltd.	44
68		Taiwan Mobile Co., Ltd.	238
18		Taiwan Semiconductor Manufacturing Co., Ltd., ADR	555
148		Vanguard International Semiconductor Corp.	301

			2,643

		Thailand — 2.5%
16		Siam Cement PCL (The)	235
12		Thai Oil PCL	23
19		Thai Oil PCL, NVDR	38

			296

		Turkey — 2.5%
6		Eregli Demir ve Celik Fabrikalari TAS	9
25		Tofas Turk Otomobil Fabrikasi A.S.	187
4		Tupras Turkiye Petrol Rafinerileri A.S.	91

			287

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Arab Emirates — 1.4%
51	First Gulf Bank PJSC	160

	Total Common Stocks (Cost $10,588)	10,989

Structured Instruments — 2.0%
	China — 2.0%
	Low Exercise Cash Settled Call Warrants — 2.0%
33	Midea Group Co., Ltd., expiring 02/17/2017 (Strike Price $1.00) (issued through UBS AG) (a)	131
23	Midea Group Co., Ltd., expiring 10/13/2017 (Strike Price $0.00) (issued through BNP Paribas) (a)	93

	Total Structured Instruments (Cost $211)	224

NUMBER OF WARRANTS
Warrants — 1.4%
	Saudi Arabia — 1.4%
10	Al Rajhi Bank, expiring 01/22/18 (Strike Price $1.00) (a)	154
1	Yanbu National Petrochemical, expiring 07/31/17 (Strike Price $1.00) (a)	11

	Total Warrants (Cost $162)	165

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
282	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $282)	282

	Total Investments — 100.7% (Cost $11,243)	11,660
	Liabilities in Excess of Other Assets — (0.7)%	(84)

	NET ASSETS — 100.0%	$11,576

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.4%
Semiconductors & Semiconductor Equipment	10.6
Wireless Telecommunication Services	10.2
Technology Hardware, Storage & Peripherals	5.2
Independent Power & Renewable Electricity Producers	4.3
Insurance	4.2
Capital Markets	4.1
Auto Components	3.8
Oil, Gas & Consumable Fuels	3.2
Diversified Telecommunication Services	3.0
Beverages	3.0
Food & Staples Retailing	2.9
Hotels, Restaurants & Leisure	2.7
Electronic Equipment, Instruments & Components	2.7
Household Products	2.7
Food Products	2.1
Construction Materials	2.1
Tobacco	2.1
Diversified Financial Services	2.1
Metals & Mining	1.7
Health Care Providers & Services	1.7
Automobiles	1.6
Multiline Retail	1.4
Others (each less than 1.0%)	2.8
Short-Term Investment	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Australia — 2.7%
119	AGL Energy Ltd.	1,737
987	Alumina Ltd.	1,186
299	Amcor Ltd.	3,337
531	AMP Ltd.	1,842
306	APA Group	1,850
60	Aristocrat Leisure Ltd.	703
19	ASX Ltd.	662
637	Aurizon Holdings Ltd.	2,361
683	Australia & New Zealand Banking Group Ltd.	14,425
61	Bendigo & Adelaide Bank Ltd.	516
649	BHP Billiton Ltd.	11,335
459	BHP Billiton plc	6,909
237	Boral Ltd.	1,133
297	Brambles Ltd.	2,603
71	Caltex Australia Ltd.	1,649
71	Challenger Ltd.	579
209	Coca-Cola Amatil Ltd.	1,513
19	Cochlear Ltd.	1,805
349	Commonwealth Bank of Australia	19,443
166	Computershare Ltd.	1,334
23	Crown Resorts Ltd.	192
92	CSL Ltd.	7,005
341	Dexus Property Group	2,319
266	DUET Group	482
127	Fortescue Metals Group Ltd.	534
449	Goodman Group	2,315
211	GPT Group (The)	748
184	Incitec Pivot Ltd.	412
352	Insurance Australia Group Ltd.	1,473
175	LendLease Group	1,794
72	Macquarie Group Ltd.	4,362
487	Medibank Private Ltd.	953
1,368	Mirvac Group	2,171
521	National Australia Bank Ltd.	11,063
148	Newcrest Mining Ltd.	2,592
339	Oil Search Ltd.	1,700
112	Orica Ltd.	1,386
267	Origin Energy Ltd.	1,078
341	Qantas Airways Ltd.	793
357	QBE Insurance Group Ltd.	2,703
40	Ramsay Health Care Ltd.	2,251
25	REA Group Ltd.	955
317	Santos Ltd.	848
958	Scentre Group	3,065
15	SEEK Ltd.	162

SHARES		SECURITY DESCRIPTION	VALUE($)

		Australia — continued
44		Sonic Healthcare Ltd.	690
1,438		South32 Ltd.	2,806
490		Stockland	1,646
338		Suncorp Group Ltd.	3,069
319		Sydney Airport	1,517
341		Tabcorp Holdings Ltd.	1,253
166		Tatts Group Ltd.	511
869		Telstra Corp., Ltd.	3,286
131		TPG Telecom Ltd.	751
499		Transurban Group	3,936
110		Treasury Wine Estates Ltd.	895
1,285		Vicinity Centres	2,801
215		Wesfarmers Ltd.	6,688
342		Westfield Corp.	2,311
675		Westpac Banking Corp.	15,608
156		Woodside Petroleum Ltd.	3,346
293		Woolworths Ltd.	5,257

			186,649

		Austria — 0.0% (g)
—	(h)	Telekom Austria AG	—	(h)

		Belgium — 0.5%
208		Anheuser-Busch InBev S.A./N.V.	23,859
166		KBC Group N.V. (a)	10,117

			33,976

		Bermuda — 0.2%
32		Everest Re Group Ltd.	6,460
150		XL Group Ltd.	5,196

			11,656

		Canada — 3.7%
52		Agnico-Eagle Mines Ltd.	2,644
33		Agrium, Inc.	2,989
104		Alimentation Couche-Tard, Inc., Class B	5,234
85		ARC Resources Ltd.	1,435
155		Bank of Montreal	9,860
280		Bank of Nova Scotia (The)	15,065
275		Barrick Gold Corp.	4,847
36		BCE, Inc.	1,651
221		Brookfield Asset Management, Inc., Class A	7,732
98		Canadian Imperial Bank of Commerce	7,342
188		Canadian National Railway Co.	11,801
270		Canadian Natural Resources Ltd.	8,577
84		Canadian Pacific Railway Ltd.	12,041
36		Canadian Pacific Railway Ltd.	5,137
17		Canadian Tire Corp., Ltd., Class A	1,670

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Canada — continued
209		Cenovus Energy, Inc.	3,013
55		CGI Group, Inc., Class A (a)	2,602
5		Constellation Software, Inc.	2,205
126		Crescent Point Energy Corp.	1,495
29		Dollarama, Inc.	2,146
194		Enbridge, Inc.	8,378
211		Encana Corp.	2,014
6		Fairfax Financial Holdings Ltd.	2,829
69		Fortis, Inc.	2,272
43		Franco-Nevada Corp.	2,787
57		Gildan Activewear, Inc.	1,460
198		Goldcorp, Inc.	3,004
73		Great-West Lifeco, Inc.	1,839
73		Imperial Oil Ltd.	2,378
32		Intact Financial Corp.	2,201
84		Inter Pipeline Ltd.	1,735
294		Kinross Gold Corp. (a)	1,142
56		Loblaw Cos. Ltd.	2,761
98		Magna International, Inc.	4,035
52		Magna International, Inc.	2,128
486		Manulife Financial Corp.	7,039
59		Metro, Inc.	1,834
82		National Bank of Canada	2,933
30		Open Text Corp.	1,855
93		Pembina Pipeline Corp.	2,866
207		Potash Corp. of Saskatchewan, Inc.	3,362
92		Power Corp. of Canada	1,982
62		Power Financial Corp.	1,457
54		Restaurant Brands International, Inc.	2,407
89		Rogers Communications, Inc., Class B	3,595
336		Royal Bank of Canada	20,977
63		Saputo, Inc.	2,270
101		Shaw Communications, Inc., Class B	1,993
103		Silver Wheaton Corp.	2,485
37		SNC-Lavalin Group, Inc.	1,495
152		Sun Life Financial, Inc.	5,084
383		Suncor Energy, Inc.	11,485
133		Teck Resources Ltd., Class B	2,867
423		Toronto-Dominion Bank (The)	19,206
175		TransCanada Corp.	7,913

			255,554

		China — 0.0% (g)
412		Yangzijiang Shipbuilding Holdings Ltd.	220

		Colombia — 0.0%
—	(h)	Pacific Exploration and Production Corp. (a)	—

SHARES		SECURITY DESCRIPTION	VALUE($)

		Denmark — 0.8%
6		AP Moller — Maersk A/S, Class B	9,604
104		Chr Hansen Holding A/S	6,219
241		Danske Bank A/S	7,447
509		Novo Nordisk A/S, Class B	18,140
75		Pandora A/S	9,701
1,274		TDC A/S (a)	7,026

			58,137

		Finland — 0.3%
153		Cargotec Oyj, Class B	6,287
763		Nokia OYJ	3,405
—	(h)	Nokian Renkaat OYJ	—	(h)
479		UPM-Kymmene OYJ	11,139

			20,831

		France — 4.1%
183		Air Liquide S.A.	18,608
110		Airbus Group SE	6,504
102		Arkema S.A.	9,694
845		AXA S.A.	19,059
370		BNP Paribas S.A.	21,473
176		Bouygues S.A.	5,749
109		Capgemini S.A.	9,007
101		Cie de Saint-Gobain	4,485
133		Cie Generale des Etablissements Michelin	14,374
32		Danone S.A.	2,247
101		Engie S.A.	1,454
45		Kering	10,060
23		L’Oreal S.A.	4,056
13		LVMH Moet Hennessy Louis Vuitton SE	2,373
1,735		Natixis S.A.	8,777
69		Nexans S.A. (a)	3,919
112		Publicis Groupe S.A.	7,659
147		Renault S.A.	12,763
261		Sanofi	20,280
251		Schneider Electric SE	16,869
178		Societe Generale S.A.	6,943
102		Sodexo S.A.	11,860
95		Technip S.A.	6,275
94		Thales S.A.	8,870
660		TOTAL S.A.	31,622
6		Unibail-Rodamco SE	1,511
197		Vinci S.A.	14,237
194		Vivendi S.A.	3,936

			284,664

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Germany — 3.4%
95	adidas AG	15,678
65	Allianz SE	10,150
191	BASF SE	16,877
207	Bayer AG	20,532
38	Bayerische Motoren Werke AG	3,313
143	Brenntag AG	7,635
36	Continental AG	6,929
156	Daimler AG	11,101
389	Deutsche Post AG	12,059
642	Deutsche Telekom AG	10,468
970	E.ON SE	7,110
153	Evonik Industries AG	4,776
165	Fresenius SE & Co. KGaA	12,159
77	HeidelbergCement AG	7,295
519	Infineon Technologies AG	9,329
32	Linde AG	5,272
78	Merck KGaA	8,043
26	Muenchener Rueckversicherungs-Gesellschaft AG	4,997
280	SAP SE	24,700
234	Siemens AG	26,610
1,335	Telefonica Deutschland Holding AG	5,177
97	Uniper SE (a)	1,291

		231,501

	Hong Kong — 1.3%
2,496	AIA Group Ltd.	15,705
53	ASM Pacific Technology Ltd.	514
85	Bank of East Asia Ltd. (The)	343
925	BOC Hong Kong Holdings Ltd.	3,295
572	Cathay Pacific Airways Ltd.	753
176	Cheung Kong Infrastructure Holdings Ltd.	1,440
464	Cheung Kong Property Holdings Ltd.	3,429
650	CK Hutchison Holdings Ltd.	8,024
446	CLP Holdings Ltd.	4,534
409	Galaxy Entertainment Group Ltd.	1,675
153	Hang Lung Properties Ltd.	336
192	Hang Seng Bank Ltd.	3,468
350	Henderson Land Development Co., Ltd.	2,072
322	HKT Trust & HKT Ltd.	443
1,806	Hong Kong & China Gas Co., Ltd.	3,527
229	Hong Kong Exchanges & Clearing Ltd.	6,041
49	Hongkong Land Holdings Ltd.	327
38	Jardine Matheson Holdings Ltd.	2,333
342	Kerry Properties Ltd.	1,083
908	Li & Fung Ltd.	446

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
349	Link REIT	2,479
240	MTR Corp., Ltd.	1,328
499	New World Development Co., Ltd.	620
311	NWS Holdings Ltd.	550
293	Power Assets Holdings Ltd.	2,745
653	Sands China Ltd.	2,835
1,068	Sino Land Co., Ltd.	1,813
330	Sun Hung Kai Properties Ltd.	4,914
204	Swire Pacific Ltd., Class A	2,115
99	Techtronic Industries Co., Ltd.	370
699	WH Group Ltd. (e)	566
412	Wharf Holdings Ltd. (The)	3,089
388	Wheelock & Co., Ltd.	2,388
223	Yue Yuen Industrial Holdings Ltd.	847

		86,447

	Ireland — 0.9%
308	Accenture plc, Class A	35,827
179	Allegion plc	11,403
148	James Hardie Industries plc, CDI	2,203
117	Medtronic plc (a)	9,602

		59,035

	Israel — 0.1%
155	Teva Pharmaceutical Industries Ltd., ADR	6,614

	Italy — 0.7%
382	Atlantia S.p.A.	9,354
3,031	Enel S.p.A.	13,033
48	Eni S.p.A.	695
6,179	Intesa Sanpaolo S.p.A.	14,327
984	Snam S.p.A.	5,186
6,576	Telecom Italia S.p.A. (a)	5,717

		48,312

	Japan — 9.3%
27	AEON Financial Service Co., Ltd.	474
143	Aeon Mall Co., Ltd.	2,125
193	Air Water, Inc.	3,611
123	Ajinomoto Co., Inc.	2,731
61	Alfresa Holdings Corp.	1,279
295	Amada Holdings Co., Ltd.	3,365
139	ANA Holdings, Inc.	390
19	Asahi Group Holdings Ltd.	664
135	Asahi Kasei Corp.	1,217
302	Astellas Pharma, Inc.	4,488
137	Bandai Namco Holdings, Inc.	4,092
217	Bridgestone Corp.	8,110

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
264		Canon, Inc.	7,570
54		Casio Computer Co., Ltd.	749
45		Central Japan Railway Co.	7,635
380		Chiba Bank Ltd. (The)	2,350
141		Chubu Electric Power Co., Inc.	2,079
54		Chugai Pharmaceutical Co., Ltd.	1,833
702		Concordia Financial Group Ltd.	3,254
67		Dai Nippon Printing Co., Ltd.	672
165		Daicel Corp.	2,175
292		Dai-ichi Life Holdings, Inc.	4,287
91		Daiichi Sankyo Co., Ltd.	2,177
77		Daikin Industries Ltd.	7,417
26		Daito Trust Construction Co., Ltd.	4,357
206		Daiwa House Industry Co., Ltd.	5,651
65		DeNA Co., Ltd.	2,088
61		Denso Corp.	2,633
57		Dentsu, Inc.	2,856
81		DIC Corp.	2,445
82		East Japan Railway Co.	7,192
52		Eisai Co., Ltd.	3,288
81		Electric Power Development Co., Ltd.	1,879
32		FANUC Corp.	5,895
13		Fast Retailing Co., Ltd.	4,312
471		Fuji Electric Co., Ltd.	2,352
103		Fuji Heavy Industries Ltd.	4,037
154		FUJIFILM Holdings Corp.	5,834
380		Fujitsu Ltd.	2,254
104		Hankyu Hanshin Holdings, Inc.	3,443
58		Hisamitsu Pharmaceutical Co., Inc.	3,073
1,299		Hitachi Ltd.	6,925
38		Hokuriku Electric Power Co.	433
406		Honda Motor Co., Ltd.	12,151
104		Hoya Corp.	4,335
235		Hulic Co., Ltd.	2,241
175		Inpex Corp.	1,631
26		Isuzu Motors Ltd.	320
530		ITOCHU Corp.	6,689
70		Itochu Techno-Solutions Corp.	1,721
77		J. Front Retailing Co., Ltd.	1,053
96		Japan Airlines Co., Ltd.	2,836
116		Japan Exchange Group, Inc.	1,719
—	(h)	Japan Prime Realty Investment Corp.	579
—	(h)	Japan Real Estate Investment Corp.	1,842
—	(h)	Japan Retail Fund Investment Corp.	1,072
298		Japan Tobacco, Inc.	11,322

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
161	JFE Holdings, Inc.	2,313
135	JSR Corp.	2,044
54	JTEKT Corp.	796
1,064	JX Holdings, Inc.	4,202
520	Kajima Corp.	3,507
296	Kansai Electric Power Co., Inc. (The) (a)	2,829
91	Kao Corp.	4,662
706	Kawasaki Heavy Industries Ltd.	2,062
360	KDDI Corp.	10,951
67	Keikyu Corp.	676
259	Keio Corp.	2,144
78	Kewpie Corp.	2,210
13	Keyence Corp.	9,310
326	Kirin Holdings Co., Ltd.	5,606
205	Komatsu Ltd.	4,572
148	Kubota Corp.	2,386
27	Kurita Water Industries Ltd.	637
19	Kyocera Corp.	923
198	Kyowa Hakko Kirin Co., Ltd.	3,021
155	Kyushu Electric Power Co., Inc.	1,406
7	Lawson, Inc.	509
96	M3, Inc.	2,934
59	Mabuchi Motor Co., Ltd.	3,401
7	Makita Corp.	456
399	Marubeni Corp.	2,095
175	Mazda Motor Corp.	2,906
14	MEIJI Holdings Co., Ltd.	1,347
58	Mitsubishi Chemical Holdings Corp.	380
441	Mitsubishi Corp.	9,603
450	Mitsubishi Electric Corp.	6,088
127	Mitsubishi Estate Co., Ltd.	2,524
672	Mitsubishi Heavy Industries Ltd.	2,875
27	Mitsubishi Materials Corp.	771
186	Mitsubishi Tanabe Pharma Corp.	3,611
3,293	Mitsubishi UFJ Financial Group, Inc.	16,992
617	Mitsubishi UFJ Lease & Finance Co., Ltd.	2,985
182	Mitsui & Co., Ltd.	2,516
525	Mitsui Chemicals, Inc.	2,585
135	Mitsui Fudosan Co., Ltd.	3,075
271	Mitsui OSK Lines Ltd.	678
3,641	Mizuho Financial Group, Inc.	6,130
38	MS&AD Insurance Group Holdings, Inc.	1,122
26	Murata Manufacturing Co., Ltd.	3,561
129	NGK Insulators Ltd.	2,368
136	NGK Spark Plug Co., Ltd.	2,695

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
135		NH Foods Ltd.	3,235
70		Nidec Corp.	6,802
26		Nintendo Co., Ltd.	6,147
—	(h)	Nippon Building Fund, Inc.	1,907
135		Nippon Express Co., Ltd.	667
—	(h)	Nippon Prologis REIT, Inc.	582
130		Nippon Steel & Sumitomo Metal Corp.	2,576
206		Nippon Telegraph & Telephone Corp.	9,120
603		Nissan Motor Co., Ltd.	6,134
185		Nisshin Seifun Group, Inc.	2,730
32		Nitori Holdings Co., Ltd.	3,870
26		Nitto Denko Corp.	1,791
791		Nomura Holdings, Inc.	3,962
1		Nomura Real Estate Master Fund, Inc.	1,201
214		NSK Ltd.	2,380
359		NTT DOCOMO, Inc.	9,003
33		Obic Co., Ltd.	1,688
90		Olympus Corp.	3,215
75		Omron Corp.	2,882
38		Ono Pharmaceutical Co., Ltd.	961
84		Oriental Land Co., Ltd.	4,883
460		ORIX Corp.	7,281
27		Otsuka Corp.	1,280
135		Otsuka Holdings Co., Ltd.	5,917
668		Panasonic Corp.	6,893
194		Rakuten, Inc.	2,239
19		Recruit Holdings Co., Ltd.	759
616		Resona Holdings, Inc.	2,732
19		Rinnai Corp.	1,835
13		Ryohin Keikaku Co., Ltd.	2,755
61		Santen Pharmaceutical Co., Ltd.	882
108		Sekisui Chemical Co., Ltd.	1,695
86		Sekisui House Ltd.	1,414
157		Seven & i Holdings Co., Ltd.	6,549
68		Shimadzu Corp.	989
19		Shimamura Co., Ltd.	2,432
13		Shimano, Inc.	2,291
122		Shin-Etsu Chemical Co., Ltd.	9,258
65		Shionogi & Co., Ltd.	3,196
47		Shiseido Co., Ltd.	1,215
326		Shizuoka Bank Ltd. (The)	2,751
7		SMC Corp.	1,971
231		SoftBank Group Corp.	14,517
31		Sompo Holdings, Inc.	1,013
326		Sony Corp.	10,284
27		Stanley Electric Co., Ltd.	741

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
66	Sumitomo Chemical Co., Ltd.	312
358	Sumitomo Electric Industries Ltd.	5,282
322	Sumitomo Metal Mining Co., Ltd.	4,184
352	Sumitomo Mitsui Financial Group, Inc.	12,215
128	Sumitomo Mitsui Trust Holdings, Inc.	4,312
64	Sumitomo Realty & Development Co., Ltd.	1,682
32	Sundrug Co., Ltd.	2,549
34	Suntory Beverage & Food Ltd.	1,474
33	Suruga Bank Ltd.	801
84	Suzuken Co., Ltd.	2,682
175	Suzuki Motor Corp.	6,236
20	Sysmex Corp.	1,400
96	Takeda Pharmaceutical Co., Ltd.	4,312
39	Terumo Corp.	1,504
61	Tohoku Electric Power Co., Inc.	741
225	Tokio Marine Holdings, Inc.	8,871
282	Tokyo Electric Power Co. Holdings, Inc. (a)	1,094
58	Tokyo Electron Ltd.	5,214
646	Tokyo Gas Co., Ltd.	2,931
87	Tokyo Tatemono Co., Ltd.	1,110
68	Tokyu Corp.	509
486	Tokyu Fudosan Holdings Corp.	2,738
387	Toppan Printing Co., Ltd.	3,639
67	Toray Industries, Inc.	624
264	Toshiba Corp. (a)	956
67	Toyota Industries Corp.	3,083
538	Toyota Motor Corp.	31,213
27	Toyota Tsusho Corp.	635
52	Trend Micro, Inc.	1,814
84	Unicharm Corp.	2,002
1	United Urban Investment Corp.	910
52	West Japan Railway Co.	3,202
582	Yamada Denki Co., Ltd.	3,008
213	Yamaha Motor Co., Ltd.	4,725
135	Yamato Holdings Co., Ltd.	3,078

		645,333

	Luxembourg — 0.1%
1,413	ArcelorMittal (a)	9,549

	Netherlands — 2.1%
134	ASML Holding N.V.	14,156
155	Heineken Holding N.V.	11,907
39	Heineken N.V.	3,199
1,328	ING Groep N.V., CVA	17,435
511	Koninklijke Ahold Delhaize N.V.	11,650
2,205	Koninklijke KPN N.V.	7,189

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Netherlands — continued
317	Koninklijke Philips N.V.	9,546
342	NN Group N.V.	10,316
89	NXP Semiconductors N.V. (a)	8,862
1,290	Royal Dutch Shell plc, Class A	32,134
763	Royal Dutch Shell plc, Class B	19,689

		146,083

	New Zealand — 0.1%
291	Auckland International Airport Ltd.	1,371
192	Contact Energy Ltd.	652
262	Fletcher Building Ltd.	1,943
102	Ryman Healthcare Ltd.	649
579	Spark New Zealand Ltd.	1,514

		6,129

	Norway — 0.1%
942	Norsk Hydro ASA	4,209

	Portugal — 0.1%
437	Galp Energia SGPS S.A.	5,931

	Singapore — 0.9%
169	Ascendas Real Estate Investment Trust	288
207	Broadcom Ltd.	35,267
335	CapitaLand Ltd.	743
379	CapitaLand Mall Trust	564
390	ComfortDelGro Corp., Ltd.	711
472	DBS Group Holdings Ltd.	5,092
771	Genting Singapore plc	413
866	Global Logistic Properties Ltd.	1,102
2,431	Hutchison Port Holdings Trust, Class U	1,080
17	Jardine Cycle & Carriage Ltd.	506
449	Keppel Corp., Ltd.	1,699
796	Oversea-Chinese Banking Corp., Ltd.	4,850
79	Singapore Exchange Ltd.	404
153	Singapore Press Holdings Ltd.	410
1,756	Singapore Telecommunications Ltd.	4,895
304	United Overseas Bank Ltd.	4,097
618	Wilmar International Ltd.	1,467

		63,588

	Spain — 1.0%
762	Banco Bilbao Vizcaya Argentaria S.A.	5,485
2,488	Banco Santander S.A.	12,191
10,081	Bankia S.A.	8,857
1,157	Distribuidora Internacional de Alimentacion S.A.	6,178
1,691	Iberdrola S.A.	11,508
386	Industria de Diseno Textil S.A.	13,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — continued
981	Telefonica S.A.	9,969

		67,640

	Sweden — 0.7%
63	Assa Abloy AB, Class B	1,151
308	Electrolux AB, Series B	7,297
1,283	Nordea Bank AB	13,483
877	Sandvik AB	9,965
978	Skandinaviska Enskilda Banken AB, Class A	9,862
602	Telefonaktiebolaget LM Ericsson, Class B	2,922
1,625	Telia Co. AB	6,492

		51,172

	Switzerland — 3.7%
186	ABB Ltd. (a)	3,836
58	Actelion Ltd. (a)	8,434
203	Chubb Ltd.	25,795
91	Cie Financiere Richemont S.A.	5,851
266	Credit Suisse Group AG (a)	3,712
285	LafargeHolcim Ltd. (a)	15,223
765	Nestle S.A.	55,502
403	Novartis AG	28,574
174	Roche Holding AG	39,972
125	Swiss Re AG	11,605
10	Syngenta AG (a)	3,954
342	TE Connectivity Ltd.	21,523
485	UBS Group AG	6,853
234	Wolseley plc	12,114
47	Zurich Insurance Group AG (a)	12,357

		255,305

	United Kingdom — 5.4%
1,196	3i Group plc	9,808
82	Anglo American plc (a)	1,141
230	Associated British Foods plc	6,924
134	AstraZeneca plc	7,481
508	BAE Systems plc	3,368
1,804	Barclays plc	4,180
811	Barratt Developments plc	4,499
3,201	BP plc	18,924
560	British American Tobacco plc	32,114
615	BT Group plc	2,822
516	Capita plc	3,691
3,891	Centrica plc	10,192
325	Compass Group plc	5,872
179	Delphi Automotive plc	11,669
281	Diageo plc	7,478

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
1,175	Dixons Carphone plc	4,516
1,486	GlaxoSmithKline plc	29,357
2,942	HSBC Holdings plc	22,154
157	Imperial Brands plc	7,578
228	InterContinental Hotels Group plc	8,846
2,866	ITV plc	5,974
1,249	Kingfisher plc	5,516
32	Liberty Global plc, Class A (a)	1,030
120	Liberty Global plc, Series C (a)	3,810
2,000	Lloyds Banking Group plc	1,396
182	London Stock Exchange Group plc	6,257
319	National Grid plc	4,146
38	Pentair plc	2,121
243	Persimmon plc	5,028
1,051	Prudential plc	17,145
49	Randgold Resources Ltd.	4,348
188	Reckitt Benckiser Group plc	16,803
98	Rio Tinto Ltd.	4,075
357	Rio Tinto plc	12,411
1,401	RSA Insurance Group plc	9,457
1,430	Standard Chartered plc (a)	12,432
499	Unilever N.V., CVA	20,866
8,225	Vodafone Group plc	22,588
166	Whitbread plc	7,323
449	WPP plc	9,758

		375,098

	United States — 56.8%
12	3M Co.	2,013
553	Abbott Laboratories	21,707
89	AbbVie, Inc.	4,951
47	Activision Blizzard, Inc.	2,008
298	Adobe Systems, Inc. (a)	32,007
193	Aetna, Inc.	20,753
161	Agilent Technologies, Inc.	7,029
116	Alexion Pharmaceuticals, Inc. (a)	15,111
135	Allergan plc (a)	28,209
20	Alliance Data Systems Corp. (a)	4,118
70	Alphabet, Inc., Class A (a)	56,303
86	Alphabet, Inc., Class C (a)	67,357
249	Altria Group, Inc.	16,433
98	Amazon.com, Inc. (a)	77,217
102	American Electric Power Co., Inc.	6,615
104	American Express Co.	6,906
379	American International Group, Inc.	23,356
38	American Water Works Co., Inc.	2,810
51	Amgen, Inc.	7,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
71	Anadarko Petroleum Corp.	4,249
389	Analog Devices, Inc.	24,958
40	Anthem, Inc.	4,844
1,227	Apple, Inc.	139,292
123	Archer-Daniels-Midland Co.	5,378
20	Arrow Electronics, Inc. (a)	1,221
264	Arthur J. Gallagher & Co.	12,755
1,298	AT&T, Inc.	47,754
99	Automatic Data Processing, Inc.	8,660
3	AutoZone, Inc. (a)	2,108
82	AvalonBay Communities, Inc.	14,050
3,138	Bank of America Corp.	51,774
334	Bank of New York Mellon Corp. (The)	14,466
45	Becton Dickinson and Co.	7,474
252	Berkshire Hathaway, Inc., Class B (a)	36,420
222	Best Buy Co., Inc.	8,631
86	Biogen, Inc. (a)	23,981
33	BioMarin Pharmaceutical, Inc. (a)	2,655
57	BlackRock, Inc.	19,396
33	Boston Properties, Inc.	3,940
902	Boston Scientific Corp. (a)	19,847
592	Bristol-Myers Squibb Co.	30,162
61	Brixmor Property Group, Inc.	1,545
89	Cabot Oil & Gas Corp.	1,869
46	Campbell Soup Co.	2,485
252	Capital One Financial Corp.	18,681
88	Carnival Corp.	4,323
53	Caterpillar, Inc.	4,423
195	CBS Corp. (Non-Voting), Class B	11,058
286	Celgene Corp. (a)	29,221
33	Centene Corp. (a)	2,087
658	Charles Schwab Corp. (The)	20,848
96	Charter Communications, Inc., Class A (a)	23,903
316	Chevron Corp.	33,109
52	Cigna Corp.	6,190
714	Cisco Systems, Inc.	21,919
969	Citigroup, Inc.	47,625
89	Citizens Financial Group, Inc.	2,339
355	CMS Energy Corp.	14,950
749	Coca-Cola Co. (The)	31,758
260	Cognizant Technology Solutions Corp., Class A (a)	13,376
57	Colgate-Palmolive Co.	4,096
656	Comcast Corp., Class A	40,531
108	Concho Resources, Inc. (a)	13,690
172	ConocoPhillips	7,493
143	Constellation Brands, Inc., Class A	23,843

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
181	Corning, Inc.	4,110
171	Costco Wholesale Corp.	25,213
262	Crown Holdings, Inc. (a)	14,199
72	Cummins, Inc.	9,188
81	CVS Health Corp.	6,823
354	D.R. Horton, Inc.	10,215
102	Danaher Corp.	8,019
53	Deere & Co.	4,722
3	Dell Technologies, Inc., — VMware, Inc., Class V (a)	167
241	Delta Air Lines, Inc.	10,086
96	Diamondback Energy, Inc. (a)	8,766
264	Discover Financial Services	14,846
197	DISH Network Corp., Class A (a)	11,517
120	Dollar General Corp.	8,278
421	Dow Chemical Co. (The)	22,629
42	Dr. Pepper Snapple Group, Inc.	3,649
40	DTE Energy Co.	3,847
317	E.I. du Pont de Nemours & Co.	21,826
210	Eastman Chemical Co.	15,119
329	Eaton Corp. plc	20,968
240	Edison International	17,634
20	Electronic Arts, Inc. (a)	1,570
347	Eli Lilly & Co.	25,640
283	EOG Resources, Inc.	25,568
173	EQT Corp.	11,393
58	Equifax, Inc.	7,156
26	Equinix, Inc. REIT	9,460
254	Exelon Corp.	8,661
43	Extra Space Storage, Inc.	3,170
875	Exxon Mobil Corp.	72,943
14	F5 Networks, Inc. (a)	1,874
616	Facebook, Inc., Class A (a)	80,674
55	FedEx Corp.	9,525
313	Fidelity National Information Services, Inc.	23,145
150	Fluor Corp.	7,805
31	Foot Locker, Inc.	2,060
65	Fortive Corp.	3,336
94	General Dynamics Corp.	14,231
1,987	General Electric Co.	57,820
436	General Motors Co.	13,783
449	Gilead Sciences, Inc.	33,078
56	Global Payments, Inc.	4,068
84	Goldman Sachs Group, Inc. (The)	15,057
184	Halliburton Co.	8,460
93	Harman International Industries, Inc.	7,449

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
334	Hartford Financial Services Group, Inc. (The)	14,738
133	HCP, Inc.	4,556
560	Hewlett Packard Enterprise Co.	12,576
113	Hilton Worldwide Holdings, Inc.	2,556
40	Hologic, Inc. (a)	1,444
379	Home Depot, Inc. (The)	46,237
327	Honeywell International, Inc.	35,848
922	HP, Inc.	13,357
86	Humana, Inc.	14,681
66	Illumina, Inc. (a)	8,970
31	Incyte Corp. (a)	2,684
163	Ingersoll-Rand plc	10,946
412	Intel Corp.	14,369
61	Intercontinental Exchange, Inc.	16,589
139	International Business Machines Corp.	21,397
86	Jack Henry & Associates, Inc.	7,000
452	Johnson & Johnson	52,424
1,050	KeyCorp	14,832
206	Kimberly-Clark Corp.	23,613
421	Kimco Realty Corp.	11,196
254	Kinder Morgan, Inc.	5,193
131	Kraft Heinz Co. (The)	11,660
389	Kroger Co. (The)	12,037
59	L-3 Communications Holdings, Inc.	8,105
29	Laboratory Corp. of America Holdings (a)	3,686
139	Lam Research Corp.	13,485
83	LaSalle Hotel Properties	1,983
40	Lennox International, Inc.	5,906
48	Lincoln National Corp.	2,379
444	Lowe’s Cos., Inc.	29,581
25	Macerich Co. (The)	1,762
16	ManpowerGroup, Inc.	1,213
184	Marathon Petroleum Corp.	8,000
42	Martin Marietta Materials, Inc.	7,740
366	Masco Corp.	11,307
93	Mastercard, Inc., Class A	10,001
41	McDonald’s Corp.	4,578
47	McKesson Corp.	6,016
590	Merck & Co., Inc.	34,660
477	MetLife, Inc.	22,385
1,874	Microsoft Corp.	112,287
13	Mohawk Industries, Inc. (a)	2,318
217	Molson Coors Brewing Co., Class B	22,566
687	Mondelez International, Inc., Class A	30,885
95	Monsanto Co.	9,529
819	Morgan Stanley	27,503

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
393	Mosaic Co. (The)	9,247
46	Mylan N.V. (a)	1,682
97	Newell Brands, Inc.	4,652
110	Newmont Mining Corp.	4,067
234	NextEra Energy, Inc.	29,903
211	NIKE, Inc., Class B	10,563
64	Northrop Grumman Corp.	14,569
263	Occidental Petroleum Corp.	19,202
275	Oracle Corp.	10,572
66	O’Reilly Automotive, Inc. (a)	17,479
259	PACCAR, Inc.	14,212
222	PayPal Holdings, Inc. (a)	9,256
492	PepsiCo, Inc.	52,764
1,691	Pfizer, Inc.	53,621
312	PG&E Corp.	19,375
251	Philip Morris International, Inc.	24,177
135	Pioneer Natural Resources Co.	24,078
3	Priceline Group, Inc. (The) (a)	3,907
484	Procter & Gamble Co. (The)	42,048
146	Prologis, Inc.	7,632
91	Prudential Financial, Inc.	7,745
13	Public Service Enterprise Group, Inc.	563
367	PulteGroup, Inc.	6,832
83	QUALCOMM, Inc.	5,689
43	Quest Diagnostics, Inc.	3,485
20	Regency Centers Corp.	1,436
3	Regeneron Pharmaceuticals, Inc. (a)	942
1,111	Regions Financial Corp.	11,900
449	Reynolds American, Inc.	24,726
27	Robert Half International, Inc.	1,019
146	Ross Stores, Inc.	9,140
198	Royal Caribbean Cruises Ltd.	15,215
17	S&P Global, Inc.	2,123
373	Schlumberger Ltd.	29,144
166	Sealed Air Corp.	7,587
155	Sempra Energy	16,574
33	Sensata Technologies Holding N.V. (a)	1,187
5	Sherwin-Williams Co. (The)	1,300
266	Shire plc	15,031
115	Simon Property Group, Inc.	21,328
1,214	Sirius XM Holdings, Inc. (a)	5,063
76	SL Green Realty Corp.	7,429
76	Snap-on, Inc.	11,775
633	Spirit Realty Capital, Inc.	7,537
189	Stanley Black & Decker, Inc.	21,532
532	Starbucks Corp.	28,215

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
87		State Street Corp.	6,121
274		STORE Capital Corp.	7,491
60		Stryker Corp.	6,967
101		SunTrust Banks, Inc.	4,589
45		SVB Financial Group (a)	5,534
32		Synopsys, Inc. (a)	1,895
208		TD Ameritrade Holding Corp.	7,119
499		Texas Instruments, Inc.	35,368
66		Textron, Inc.	2,655
124		Thermo Fisher Scientific, Inc.	18,232
85		Thomson Reuters Corp.	3,345
303		Time Warner, Inc.	26,981
350		TJX Cos., Inc. (The)	25,798
256		T-Mobile U.S., Inc. (a)	12,709
26		TripAdvisor, Inc. (a)	1,700
886		Twenty-First Century Fox, Inc., Class A	23,270
90		Twenty-First Century Fox, Inc., Class B	2,386
94		U.S. Bancorp	4,209
381		Union Pacific Corp.	33,612
259		United Continental Holdings, Inc. (a)	14,551
37		United Parcel Service, Inc., Class B	4,035
227		United Technologies Corp.	23,205
348		UnitedHealth Group, Inc.	49,195
199		Valero Energy Corp.	11,759
159		Vantiv, Inc., Class A (a)	9,283
—	(h)	Veritiv Corp. (a)	—	(h)
601		Verizon Communications, Inc.	28,886
144		Vertex Pharmaceuticals, Inc. (a)	10,953
601		Visa, Inc., Class A	49,618
35		Voya Financial, Inc.	1,059
252		Walgreens Boots Alliance, Inc.	20,815
67		Wal-Mart Stores, Inc.	4,671
239		Walt Disney Co. (The)	22,135
70		WEC Energy Group, Inc.	4,206
1,397		Wells Fargo & Co.	64,285
76		Western Union Co. (The)	1,519
158		WestRock Co.	7,286
60		Workday, Inc., Class A (a)	5,161
9		WW Grainger, Inc.	1,852
308		Xcel Energy, Inc.	12,791
176		Yum! Brands, Inc.	15,199
21		Zoetis, Inc.	996

			3,924,995

		Total Common Stocks (Cost $6,292,658)	6,838,628

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 0.4%
	Germany — 0.4%
136	Henkel AG & Co. KGaA	17,469
77	Volkswagen AG	10,600

	Total Preferred Stocks (Cost $26,909)	28,069

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
2,488	Banco Santander S.A., expiring 11/02/16 (a) (Cost $128)	139

SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
17,326	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $17,326)	17,326

	Total Investments — 99.7% (Cost $6,337,021)	6,884,162
	Other Assets in Excess of Liabilities — 0.3%	23,144

	NET ASSETS — 100.0%	$6,907,306

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.6%
Pharmaceuticals	6.4
Oil, Gas & Consumable Fuels	6.1
Insurance	4.0
IT Services	3.2
Internet Software & Services	3.0
Software	2.9
Media	2.9
Beverages	2.8
Capital Markets	2.7
Chemicals	2.6
Technology Hardware, Storage & Peripherals	2.6
Specialty Retail	2.6
Semiconductors & Semiconductor Equipment	2.4
Biotechnology	2.3
Diversified Telecommunication Services	2.3
Industrial Conglomerates	2.1
Electric Utilities	2.0
Equity Real Estate Investment Trusts (REITs)	2.0
Food Products	1.9
Health Care Providers & Services	1.9
Machinery	1.9
Automobiles	1.7
Hotels, Restaurants & Leisure	1.7
Food & Staples Retailing	1.7
Tobacco	1.7
Household Products	1.5
Metals & Mining	1.4
Road & Rail	1.3
Health Care Equipment & Supplies	1.3
Internet & Direct Marketing Retail	1.2
Aerospace & Defense	1.2
Wireless Telecommunication Services	1.1
Household Durables	1.0
Electrical Equipment	1.0
Others (each less than 1.0%)	12.7
Short-Term Investment	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
		Canada — 1.4%
—	(h)	Canadian Pacific Railway Ltd.	23

		China — 8.3%
—	(h)	Baidu, Inc., ADR (a)	27
—	(h)	CNOOC Ltd., ADR	27
1		JD.com, Inc., ADR (a)	36
6		Ping An Insurance Group Co. of China Ltd., Class H	29
1		Vipshop Holdings Ltd., ADR (a)	20

			139

		France — 6.4%
—	(h)	Airbus Group SE	25
2		AXA S.A.	35
1		Sanofi	48

			108

		Germany — 2.1%
9		Telefonica Deutschland Holding AG	34

		Hong Kong — 1.1%
16		China Unicom Hong Kong Ltd.	19

		India — 1.0%
2		ICICI Bank Ltd., ADR	17

		Israel — 4.3%
2		Teva Pharmaceutical Industries Ltd., ADR	72

		Italy — 1.0%
1		Eni S.p.A.	17

		Japan — 5.3%
2		Inpex Corp.	17
1		Sumitomo Electric Industries Ltd.	16
1		Sumitomo Mitsui Financial Group, Inc.	31
1		Suzuki Motor Corp.	25

			89

		Luxembourg — 1.1%
3		ArcelorMittal (a)	18

		Netherlands — 3.4%
1		ASR Nederland N.V. (a)	23
—	(h)	NXP Semiconductors N.V. (a)	33

			56

		Russia — 1.2%
1		Magnit PJSC, GDR	21

		Singapore — 2.0%
—	(h)	Broadcom Ltd.	33

		Switzerland — 6.2%
—	(h)	Chubb Ltd.	35
—	(h)	LafargeHolcim Ltd. (a)	19
—	(h)	Novartis AG	33

SHARES		SECURITY DESCRIPTION	VALUE($)

		Switzerland — continued
1		UBS Group AG	16

			103

		United Kingdom — 7.7%
6		BT Group plc	28
1		Burberry Group plc	19
10		ITV plc	21
1		Liberty Global plc, Class A (a)	30
11		Vodafone Group plc	30

			128

		United States — 46.1%
—	(h)	Aetna, Inc.	14
—	(h)	Alexion Pharmaceuticals, Inc. (a)	33
—	(h)	Allergan plc (a)	22
—	(h)	Alphabet, Inc., Class C (a)	78
—	(h)	Amazon.com, Inc. (a)	44
1		CBRE Group, Inc., Class A (a)	28
1		Citigroup, Inc.	53
—	(h)	DISH Network Corp., Class A (a)	27
—	(h)	Eastman Chemical Co.	24
—	(h)	Gilead Sciences, Inc.	21
—	(h)	Harman International Industries, Inc.	28
—	(h)	Honeywell International, Inc.	23
—	(h)	Humana, Inc.	22
1		Kroger Co. (The)	31
—	(h)	Macy’s, Inc.	16
1		MetLife, Inc.	24
1		Morgan Stanley	31
1		Mosaic Co. (The)	13
1		Navient Corp.	13
—	(h)	Pioneer Natural Resources Co.	31
—	(h)	Shire plc, ADR	31
—	(h)	SVB Financial Group (a)	14
4		Time, Inc.	57
2		Twenty-First Century Fox, Inc., Class A	53
—	(h)	United Continental Holdings, Inc. (a)	24
—	(h)	Vertex Pharmaceuticals, Inc. (a)	16

			771

		Total Common Stocks (Cost $1,649)	1,648

		Total Investments — 98.6% (Cost $1,649)	1,648
		Other Assets in Excess of Liabilities — 1.4%	24

		NET ASSETS — 100.0%	$1,672

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Media	11.4%
Pharmaceuticals	10.6
Insurance	8.8
Banks	7.0
Internet Software & Services	6.4
Biotechnology	6.1
Internet & Direct Marketing Retail	6.1
Oil, Gas & Consumable Fuels	5.6
Diversified Telecommunication Services	5.0
Semiconductors & Semiconductor Equipment	4.0
Food & Staples Retailing	3.2
Capital Markets	2.9
Chemicals	2.3
Health Care Providers & Services	2.2

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	1.8%
Household Durables	1.7
Real Estate Management & Development	1.7
Aerospace & Defense	1.5
Automobiles	1.5
Airlines	1.5
Road & Rail	1.4
Industrial Conglomerates	1.4
Construction Materials	1.2
Textiles, Apparel & Luxury Goods	1.1
Metals & Mining	1.1
Auto Components	1.0
Multiline Retail	1.0
Others (each less than 1.0%)	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Australia — 1.3%
1,626	BHP Billiton Ltd.	28,405
768	BHP Billiton plc	11,556
1,794	South32 Ltd.	3,501

		43,462

	Belgium — 1.8%
530	Anheuser-Busch InBev S.A./N.V.	60,798

	China — 3.7%
193	Baidu, Inc., ADR (a)	34,205
31,099	CNOOC Ltd.	39,131
6,079	Ping An Insurance Group Co. of China Ltd., Class H	31,994
13,730	Wynn Macau Ltd.	21,035

		126,365

	Denmark — 1.1%
1,014	Novo Nordisk A/S, Class B	36,116

	France — 11.6%
879	Accor S.A.	33,342
1,889	AXA S.A.	42,630
361	BNP Paribas S.A.	20,938
265	Essilor International S.A.	29,772
305	Imerys S.A.	21,205
132	Kering	29,206
228	LVMH Moet Hennessy Louis Vuitton SE	41,593
282	Pernod Ricard S.A.	33,564
346	Safran S.A.	23,775
616	Sanofi	47,910
757	Schneider Electric SE	50,922
358	Technip S.A.	23,762

		398,619

	Germany — 6.3%
346	Allianz SE	54,033
405	Bayer AG	40,254
227	Continental AG	43,560
165	Fresenius Medical Care AG & Co. KGaA	13,435
734	SAP SE	64,632

		215,914

	Hong Kong — 4.7%
5,301	Cheung Kong Property Holdings Ltd.	39,189
7,872	China Overseas Land & Investment Ltd.	24,166
4,030	CK Hutchison Holdings Ltd.	49,756
6,606	Hang Lung Properties Ltd.	14,527
8,011	Sands China Ltd.	34,767

		162,405

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 1.1%
549	HDFC Bank Ltd., ADR	38,855

	Indonesia — 0.8%
43,232	Astra International Tbk PT	27,275

	Israel — 0.9%
699	Teva Pharmaceutical Industries Ltd., ADR	29,873

	Japan — 23.7%
2,767	Astellas Pharma, Inc.	41,064
328	Daikin Industries Ltd.	31,423
214	FANUC Corp.	39,199
1,565	Honda Motor Co., Ltd.	46,824
3,916	Inpex Corp.	36,528
1,753	Japan Tobacco, Inc.	66,657
1,311	KDDI Corp.	39,836
46	Keyence Corp.	33,942
1,346	Komatsu Ltd.	29,950
3,232	Kubota Corp.	52,096
660	Makita Corp.	45,605
1,406	Mitsui Fudosan Co., Ltd.	32,020
415	Nidec Corp.	40,194
235	Nitto Denko Corp.	16,351
600	Shin-Etsu Chemical Co., Ltd.	45,462
187	SMC Corp.	54,265
1,914	Sumitomo Mitsui Financial Group, Inc.	66,369
441	Tokyo Electron Ltd.	39,771
938	Toyota Motor Corp.	54,434

		811,990

	Netherlands — 6.2%
679	Akzo Nobel N.V.	43,882
371	ASML Holding N.V.	39,236
3,621	ING Groep N.V.	47,536
215	NXP Semiconductors N.V. (a)	21,528
2,453	Royal Dutch Shell plc, Class A	61,086

		213,268

	South Africa — 1.1%
216	Naspers Ltd., Class N	36,245

	South Korea — 2.6%
95	Hyundai Mobis Co., Ltd.	22,571
95	Samsung Electronics Co., Ltd. GDR	66,651

		89,222

	Switzerland — 10.5%
518	Cie Financiere Richemont S.A.	33,304
817	Credit Suisse Group AG (a)	11,393
9,682	Glencore plc (a)	29,638

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
355	LafargeHolcim Ltd. (a)	18,993
480	LafargeHolcim Ltd. (a)	25,592
945	Novartis AG	67,072
307	Roche Holding AG	70,563
3,925	UBS Group AG	55,490
177	Zurich Insurance Group AG (a)	46,266

		358,311

	Taiwan — 1.3%
1,465	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	45,570

	United Kingdom — 17.9%
761	Aggreko plc	7,444
7,541	Barclays plc	17,472
927	British American Tobacco plc	53,104
2,235	Burberry Group plc	40,305
9,865	HSBC Holdings plc	74,233
717	Imperial Brands plc	34,676
32,579	Lloyds Banking Group plc	22,751
4,681	Meggitt plc	24,903
890	Persimmon plc	18,433
3,572	Prudential plc	58,287
728	Rio Tinto Ltd.	30,118
543	Rio Tinto plc	18,877
4,743	Standard Chartered plc (a)	41,243
865	Travis Perkins plc	14,079
1,397	Tullow Oil plc (a)	4,511
993	Unilever plc	41,470
24,977	Vodafone Group plc	68,595
1,917	WPP plc	41,635

		612,136

	United States — 0.7%
441	Shire plc	24,900

	Total Common Stocks (Cost $3,172,187)	3,331,324

Preferred Stock — 1.2%
	Germany — 1.2%
339	Henkel AG & Co. KGaA (Cost $30,396)	43,587

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
36,620	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $36,620)	36,620

	Total Investments — 99.6% (Cost $3,239,203)	3,411,531
	Other Assets in Excess of Liabilities — 0.4%	12,935

	NET ASSETS — 100.0%	$3,424,466

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.8%
Banks	9.7
Insurance	6.8
Machinery	6.5
Tobacco	4.5
Semiconductors & Semiconductor Equipment	4.3
Textiles, Apparel & Luxury Goods	4.2
Oil, Gas & Consumable Fuels	4.1
Automobiles	3.8
Metals & Mining	3.6
Real Estate Management & Development	3.2
Wireless Telecommunication Services	3.2
Chemicals	3.1
Beverages	2.8
Electrical Equipment	2.7
Hotels, Restaurants & Leisure	2.6
Media	2.3
Capital Markets	2.0
Technology Hardware, Storage & Peripherals	2.0
Auto Components	1.9
Construction Materials	1.9
Software	1.9
Industrial Conglomerates	1.5
Aerospace & Defense	1.4
Household Products	1.3
Personal Products	1.2
Internet Software & Services	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Australia — 1.9%
490	Goodman Group	2,527

	Belgium — 3.5%
41	Anheuser-Busch InBev S.A./N.V.	4,725

	Canada — 3.7%
83	Toronto-Dominion Bank (The)	3,756
27	TransCanada Corp.	1,221

		4,977

	China — 0.9%
969	CNOOC Ltd.	1,219

	Czech Republic — 2.5%
969	Moneta Money Bank A.S. (a) (e)	3,378

	Denmark — 2.6%
112	Danske Bank A/S	3,467

	Finland — 2.8%
162	UPM-Kymmene OYJ	3,769

	France — 7.0%
26	Capgemini S.A.	2,186
30	Cie Generale des Etablissements Michelin	3,220
7	Unibail-Rodamco SE	1,595
34	Vinci S.A.	2,447

		9,448

	Germany — 9.1%
9	Allianz SE	1,356
15	BASF SE	1,307
28	Daimler AG	1,994
22	Deutsche Boerse AG (a)	1,720
78	Deutsche Telekom AG	1,269
64	Deutsche Wohnen AG	2,085
22	Siemens AG	2,477

		12,208

	Hong Kong — 2.4%
1,151	HKT Trust & HKT Ltd.	1,582
370	Sands China Ltd.	1,606

		3,188

	Israel — 1.8%
1,300	Bezeq The Israeli Telecommunication Corp., Ltd.	2,361

	Japan — 8.4%
35	Bridgestone Corp.	1,321
51	Daiwa House Industry Co., Ltd.	1,403
33	Japan Tobacco, Inc.	1,236
60	Mitsubishi Corp.	1,312
267	Mitsubishi UFJ Financial Group, Inc., ADR	1,373

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
58	Nippon Telegraph & Telephone Corp.	2,585
17	Toyota Motor Corp., ADR	1,965

		11,195

	Netherlands — 9.4%
159	ING Groep N.V.	2,093
82	Koninklijke Ahold Delhaize N.V.	1,866
90	NN Group N.V.	2,716
145	Royal Dutch Shell plc, Class A	3,619
61	Wolters Kluwer N.V.	2,369

		12,663

	New Zealand — 1.1%
545	Spark New Zealand Ltd.	1,427

	Norway — 1.6%
146	DNB ASA	2,113

	Russia — 6.1%
40	LUKOIL PJSC, ADR	1,951
216	MMC Norilsk Nickel PJSC, ADR	3,252
209	Severstal PJSC, GDR	2,951

		8,154

	Switzerland — 3.0%
482	Glencore plc (a)	1,476
15	Swiss Re AG	1,369
24	Wolseley plc	1,225

		4,070

	Taiwan — 4.6%
152	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,730
695	Vanguard International Semiconductor Corp.	1,415

		6,145

	United Kingdom — 25.3%
310	3i Group plc	2,544
380	BAE Systems plc	2,519
839	Booker Group plc	1,841
51	British American Tobacco plc	2,910
67	Compass Group plc	1,219
456	Direct Line Insurance Group plc	1,927
251	GlaxoSmithKline plc	4,951
85	HSBC Holdings plc, ADR	3,190
55	Imperial Brands plc	2,637
37	InterContinental Hotels Group plc	1,421
808	ITV plc	1,684
56	Persimmon plc	1,157
360	RSA Insurance Group plc	2,428

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
164	WPP plc	3,553

		33,981

	Total Common Stocks (Cost $126,706)	131,015

Short-Term Investment — 1.9%
	Investment Company — 1.9%
2,567	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $2,567)	2,567

	Total Investments — 99.6% (Cost $129,273)	133,582
	Other Assets in Excess of Liabilities — 0.4%	573

	NET ASSETS — 100.0%	$134,155

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.5%
Insurance	7.3
Diversified Telecommunication Services	6.9
Oil, Gas & Consumable Fuels	6.0
Metals & Mining	5.7
Tobacco	5.1
Semiconductors & Semiconductor Equipment	4.6
Media	3.9
Pharmaceuticals	3.7
Beverages	3.5
Auto Components	3.4
Capital Markets	3.2
Hotels, Restaurants & Leisure	3.2
Equity Real Estate Investment Trusts (REITs)	3.1
Automobiles	3.0
Paper & Forest Products	2.8
Food & Staples Retailing	2.8
Real Estate Management & Development	2.6
Trading Companies & Distributors	1.9
Aerospace & Defense	1.9
Industrial Conglomerates	1.9
Construction & Engineering	1.8
Professional Services	1.8
IT Services	1.6
Chemicals	1.0
Others (each less than 1.0%)	0.9
Short-Term Investment	1.9

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
731	GBP
6,929	for HKD	Societe Generale	11/18/16	$893	#	$895	#	$2
12,078	HKD	Royal Bank of Canada	11/18/16	1,556		1,557		1
29,692	SEK	Citibank, N.A.	11/18/16	3,371		3,290		(81)
2,145	SGD	Australia and New Zealand Banking Group Limited	11/18/16	1,543		1,542		(1)
				$7,363		$7,284		$(79)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,178	GBP	Goldman Sachs International	11/18/16	$6,306	$6,340	$(34)
1,272	HKD	Standard Chartered Bank	11/18/16	164	164	— (h)
				$6,470	$6,504	$(34)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2016 of the currency being sold, and the value at October 31, 2016 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Australia — 3.7%
2,140	Australia & New Zealand Banking Group Ltd.	45,185
6,111	Goodman Group	31,500
2,795	Oil Search Ltd.	14,008
1,657	Westfield Corp.	11,197

		101,890

	Belgium — 2.1%
493	Anheuser-Busch InBev S.A./N.V.	56,617

	China — 0.5%
2,970	ENN Energy Holdings Ltd.	13,963

	Denmark — 3.3%
452	Chr Hansen Holding A/S	27,099
231	Genmab A/S (a)	37,967
764	Novo Nordisk A/S, Class B	27,230

		92,296

	Finland — 1.4%
1,089	UPM-Kymmene OYJ	25,322
304	Wartsila OYJ Abp	13,158

		38,480

	France — 12.2%
564	Airbus Group SE	33,480
1,427	AXA S.A.	32,203
748	BNP Paribas S.A.	43,368
414	Capgemini S.A.	34,302
106	Kering	23,552
858	Klepierre	35,076
359	Renault S.A.	31,200
586	Technip S.A.	38,917
297	Thales S.A.	27,976
801	TOTAL S.A.	38,390

		338,464

	Germany — 8.3%
185	adidas AG	30,394
179	Bayer AG	17,780
148	Continental AG	28,400
467	Daimler AG	33,310
428	Fresenius SE & Co. KGaA	31,650
2,069	Infineon Technologies AG	37,218
458	Siemens AG	52,017

		230,769

	Hong Kong — 2.2%
5,986	China Resources Gas Group Ltd.	18,770
8,474	China Resources Land Ltd.	21,045

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
1,785	CK Hutchison Holdings Ltd.	22,042

		61,857

	India — 1.1%
415	HDFC Bank Ltd., ADR	29,371

	Italy — 3.6%
9,201	Enel S.p.A.	39,559
4,222	Snam S.p.A.	22,247
43,288	Telecom Italia S.p.A. (a)	37,630

		99,436

	Japan — 25.7%
405	Daikin Industries Ltd.	38,821
704	Dentsu, Inc.	35,094
2,280	DMG Mori Co., Ltd.	24,181
485	Izumi Co., Ltd.	22,424
893	Japan Airlines Co., Ltd.	26,360
4,395	Kajima Corp.	29,638
57	Keyence Corp.	41,786
1,238	Mitsubishi Corp.	26,936
8,649	Mitsubishi UFJ Financial Group, Inc.	44,625
1,680	Mitsui Fudosan Co., Ltd.	38,260
869	NH Foods Ltd.	20,824
2,069	Nippon Steel & Sumitomo Metal Corp.	40,997
947	Nippon Telegraph & Telephone Corp.	41,969
444	Oriental Land Co., Ltd.	25,941
2,777	ORIX Corp.	43,998
1,110	Sompo Holdings, Inc.	35,916
847	Sumitomo Mitsui Financial Group, Inc.	29,353
472	Suntory Beverage & Food Ltd.	20,621
1,084	Suzuki Motor Corp.	38,634
1,013	Tokio Marine Holdings, Inc.	39,952
1,957	Yamato Holdings Co., Ltd.	44,593

		710,923

	Netherlands — 5.7%
370	ASML Holding N.V.	39,170
3,254	ING Groep N.V.	42,718
3,070	Royal Dutch Shell plc, Class A	76,485

		158,373

	Norway — 1.6%
9,824	Norsk Hydro ASA	43,920

	Spain — 0.4%
2,270	Distribuidora Internacional de Alimentacion S.A.	12,122

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Sweden — 1.2%
3,260	Nordea Bank AB	34,261

	Switzerland — 5.6%
303	Nestle S.A.	21,961
283	Roche Holding AG	65,100
2,680	UBS Group AG	37,895
584	Wolseley plc	30,278

		155,234

	United Kingdom — 15.4%
723	Associated British Foods plc	21,744
426	AstraZeneca plc	23,876
1,000	British American Tobacco plc	57,286
6,327	BT Group plc	29,041
7,396	Dixons Carphone plc	28,433
2,533	GlaxoSmithKline plc	50,037
4,213	HSBC Holdings plc	31,726
462	InterContinental Hotels Group plc	17,909
3,634	Kingfisher plc	16,054
1,190	Pennon Group plc	12,145
1,589	Prudential plc	25,924
385	Reckitt Benckiser Group plc	34,449
1,082	Rio Tinto plc	37,625
8,411	Taylor Wimpey plc	14,566
9,074	Vodafone Group plc	24,919

		425,734

	United States — 1.5%
737	Shire plc	41,599

	Total Common Stocks (Cost $2,592,617)	2,645,309

Preferred Stock — 1.3%
	Germany — 1.3%
280	Henkel AG & Co. KGaA (Cost $25,403)	35,934

Short-Term Investment — 2.6%
	Investment Company — 2.6%
72,806	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $72,806)	72,806

	Total Investments — 99.4% (Cost $2,690,826)	2,754,049
	Other Assets in Excess of Liabilities — 0.6%	15,821

	NET ASSETS — 100.0%	$2,769,870

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.9%
Pharmaceuticals	6.7
Insurance	4.9
Oil, Gas & Consumable Fuels	4.7
Metals & Mining	4.4
Diversified Telecommunication Services	3.9
Automobiles	3.7
Biotechnology	2.9
Equity Real Estate Investment Trusts (REITs)	2.8
Beverages	2.8
Semiconductors & Semiconductor Equipment	2.8
Industrial Conglomerates	2.7
Household Products	2.6
Food Products	2.3
Aerospace & Defense	2.2
Real Estate Management & Development	2.2
Tobacco	2.1
Trading Companies & Distributors	2.1
Gas Utilities	2.0
Textiles, Apparel & Luxury Goods	2.0
Air Freight & Logistics	1.6
Specialty Retail	1.6
Diversified Financial Services	1.6
Hotels, Restaurants & Leisure	1.6
Electronic Equipment, Instruments & Components	1.5
Electric Utilities	1.4
Energy Equipment & Services	1.4
Building Products	1.4
Capital Markets	1.4
Machinery	1.4
Media	1.3
IT Services	1.2
Health Care Providers & Services	1.1
Construction & Engineering	1.1
Auto Components	1.0
Chemicals	1.0
Airlines	1.0
Others (each less than 1.0%)	4.1
Short-Term Investment	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
153	TOPIX Index	12/08/16	JPY	$20,300	$531
794	Euro STOXX 50 Index	12/16/16	EUR	26,622	70
279	FTSE 100 Index	12/16/16	GBP	23,615	(215)

					$386

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
12,626	EUR
1,432,272	for JPY	Standard Chartered Bank	11/14/16	$13,663	#	$13,867	#	$204
11,434	GBP
12,727	for EUR	Goldman Sachs International	11/14/16	13,978	#	13,998	#	20
15,250	AUD	Australia & New Zealand Banking Group Limited	11/14/16	11,662		11,597		(65)
109,239	AUD	Standard Chartered Bank	11/14/16	82,405		83,071		666
110,325	CHF	Morgan Stanley	11/14/16	114,908		111,555		(3,353)
8,267	EUR	Standard Chartered Bank	11/14/16	9,125		9,080		(45)
4,929	GBP	Citibank, N.A.	11/14/16	6,566		6,035		(531)
20,876	GBP	Goldman Sachs International	11/14/16	27,933		25,559		(2,374)
10,710	GBP	Merrill Lynch International	11/14/16	14,072		13,112		(960)
12,518	GBP	Morgan Stanley	11/14/16	16,581		15,325		(1,256)
22,192	GBP	Royal Bank of Canada	11/14/16	27,875		27,170		(705)
5,935	GBP	State Street Corp.	11/14/16	7,284		7,265		(19)
13,449	GBP	TD Bank Financial Group	11/14/16	16,445		16,465		20
201,399	HKD	Australia & New Zealand Banking Group Limited	11/14/16	25,986		25,970		(16)
5,249,417	JPY	Goldman Sachs International	11/14/16	51,648		50,076		(1,572)
537,349	JPY	Merrill Lynch International	11/14/16	5,308		5,126		(182)
1,084,659	JPY	Standard Chartered Bank	11/14/16	10,415		10,347		(68)
182,238	SEK	TD Bank Financial Group	11/14/16	21,405		20,187		(1,218)
37,640	SGD	TD Bank Financial Group	11/14/16	28,077		27,057		(1,020)
				$505,336		$492,862		$(12,474)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
336,438	DKK	Morgan Stanley	11/14/16	$50,881	$49,679	$1,202
24,260	EUR	BNP Paribas	11/14/16	27,433	26,644	789
44,064	EUR	Citibank, N.A.	11/14/16	49,815	48,394	1,421
12,943	EUR	Goldman Sachs International	11/14/16	14,094	14,215	(121)
8,506	EUR	Merrill Lynch International	11/14/16	9,568	9,341	227
29,580	EUR	State Street Corp.	11/14/16	33,273	32,488	785
4,756	GBP	Goldman Sachs International	11/14/16	6,220	5,823	397
97,453	GBP	Standard Chartered Bank	11/14/16	129,084	119,310	9,774

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,710,440	JPY	Citibank, N.A.	11/14/16	$36,683	$35,395	$1,288
1,066,217	JPY	Goldman Sachs International	11/14/16	10,569	10,171	398
864,386	JPY	Merrill Lynch International	11/14/16	8,334	8,246	88
893,948	JPY	State Street Corp.	11/14/16	8,632	8,527	105
190,241	NOK	TD Bank Financial Group	11/14/16	22,485	23,025	(540)
				$407,071	$391,258	$15,813

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2016 of the currency being sold, and the value at October 31, 2016 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
	Australia — 6.4%
987	AMP Ltd.	3,421
708	Australia & New Zealand Banking Group Ltd.	14,955
449	BGP Holdings plc (a)	—	(h)
786	BHP Billiton Ltd.	13,731
254	Commonwealth Bank of Australia	14,117
49	CSL Ltd.	3,738
848	Dexus Property Group	5,763
1,525	Goodman Group	7,860
113	Macquarie Group Ltd.	6,812
52	National Australia Bank Ltd.	1,107
335	Wesfarmers Ltd.	10,445
151	Westpac Banking Corp.	3,499

		85,448

	Belgium — 1.0%
122	Anheuser-Busch InBev S.A./N.V.	13,955

	Denmark — 0.8%
70	Chr Hansen Holding A/S	4,167
191	Novo Nordisk A/S, Class B	6,818

		10,985

	Finland — 2.0%
100	Cargotec Oyj, Class B	4,087
1,828	Nokia OYJ	8,162
570	Outokumpu OYJ (a)	3,973
219	UPM-Kymmene OYJ	5,099
115	Wartsila OYJ Abp	4,968

		26,289

	France — 10.4%
145	Air Liquide S.A.	14,710
169	Airbus Group SE	10,012
35	Arkema S.A.	3,311
611	AXA S.A.	13,783
206	BNP Paribas S.A.	11,957
80	Capgemini S.A.	6,590
286	Engie S.A.	4,126
928	Natixis S.A.	4,694
68	Pernod Ricard S.A.	8,063
65	Renault S.A.	5,627
140	Sanofi	10,894
163	Schneider Electric SE	10,937
58	Sodexo S.A.	6,782
106	Technip S.A.	7,028
266	TOTAL S.A.	12,763
398	Vivendi S.A.	8,050

		139,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — 9.0%
43	adidas AG	7,134
15	Allianz SE	2,269
25	BASF SE	2,187
156	Bayer AG	15,499
136	Brenntag AG	7,280
203	Daimler AG	14,468
57	Deutsche Bank AG (a)	821
271	Deutsche Post AG	8,399
522	Deutsche Telekom AG	8,514
47	HeidelbergCement AG	4,488
443	Infineon Technologies AG	7,959
34	Linde AG	5,633
196	SAP SE	17,248
157	Siemens AG	17,878

		119,777

	Hong Kong — 2.8%
700	AIA Group Ltd.	4,404
631	Cheung Kong Property Holdings Ltd.	4,666
818	CK Hutchison Holdings Ltd.	10,096
33	Hang Seng Bank Ltd.	602
112	Hang Seng Bank Ltd.	2,012
18	Power Assets Holdings Ltd.	164
713	Power Assets Holdings Ltd.	6,697
727	Sands China Ltd.	3,154
689	Wharf Holdings Ltd. (The)	5,168

		36,963

	Ireland — 0.4%
69	Ryanair Holdings plc, ADR (a)	5,161

	Israel — 0.8%
237	Teva Pharmaceutical Industries Ltd., ADR	10,141

	Italy — 2.3%
311	Assicurazioni Generali S.p.A.	4,022
268	Atlantia S.p.A.	6,574
2,173	Enel S.p.A.	9,341
8,330	Telecom Italia S.p.A. (a)	7,241
1,684	UniCredit S.p.A.	4,180

		31,358

	Japan — 23.0%
202	Bridgestone Corp.	7,554
46	Central Japan Railway Co.	7,805
82	Daikin Industries Ltd.	7,876
84	Dentsu, Inc.	4,187
355	DMG Mori Co., Ltd.	3,768
109	East Japan Railway Co.	9,630

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
106		Electric Power Development Co., Ltd.	2,471
1,025		Fujitsu Ltd.	6,081
1,680		Hitachi Ltd.	8,956
318		Honda Motor Co., Ltd.	9,524
373		J. Front Retailing Co., Ltd.	5,129
205		Japan Airlines Co., Ltd.	6,053
69		Japan Tobacco, Inc.	2,616
229		JFE Holdings, Inc.	3,281
1,096		JX Holdings, Inc.	4,331
1,021		Kajima Corp.	6,885
182		KDDI Corp.	5,519
5		Keyence Corp.	3,372
477		Kirin Holdings Co., Ltd.	8,194
322		Kyowa Hakko Kirin Co., Ltd.	4,906
306		Kyushu Electric Power Co., Inc.	2,781
140		LIXIL Group Corp.	3,211
97		Mabuchi Motor Co., Ltd.	5,650
421		Mazda Motor Corp.	6,983
286		Medipal Holdings Corp.	4,890
2,396		Mitsubishi UFJ Financial Group, Inc.	12,360
124		Mitsui & Co., Ltd.	1,719
348		Mitsui Fudosan Co., Ltd.	7,919
160		MS&AD Insurance Group Holdings, Inc.	4,738
160		NGK Spark Plug Co., Ltd.	3,181
73		Nidec Corp.	7,025
183		Nippon Steel & Sumitomo Metal Corp.	3,618
237		Nippon Telegraph & Telephone Corp.	10,508
181		Nishi-Nippon Financial Holdings, Inc. (a)	1,800
—	(h)	Nitori Holdings Co., Ltd.	10
141		Omron Corp.	5,404
292		ORIX Corp.	4,634
161		Otsuka Holdings Co., Ltd.	7,024
249		Seiko Epson Corp.	5,049
266		Seven & i Holdings Co., Ltd.	11,099
99		Shin-Etsu Chemical Co., Ltd.	7,484
275		Sony Corp.	8,661
895		Sumitomo Bakelite Co., Ltd.	4,860
295		Sumitomo Mitsui Financial Group, Inc.	10,242
182		Sumitomo Realty & Development Co., Ltd.	4,784
144		Suntory Beverage & Food Ltd.	6,305
105		Suzuken Co., Ltd.	3,382
402		Takashimaya Co., Ltd.	3,279
891		Tokyo Gas Co., Ltd.	4,042
315		Toyota Motor Corp.	18,290
324		Yamato Holdings Co., Ltd.	7,373

			306,443

SHARES	SECURITY DESCRIPTION	VALUE($)

	Luxembourg — 0.5%
1,035	ArcelorMittal (a)	6,995

	Netherlands — 6.0%
767	Aegon N.V.	3,317
100	ASML Holding N.V.	10,563
108	Heineken N.V.	8,914
901	ING Groep N.V.	11,829
1,248	Koninklijke KPN N.V.	4,069
346	Koninklijke Philips N.V.	10,414
160	NN Group N.V.	4,814
441	Royal Dutch Shell plc, Class A	10,995
599	Royal Dutch Shell plc, Class B	15,450

		80,365

	New Zealand — 0.4%
1,902	Spark New Zealand Ltd.	4,976

	Portugal — 0.3%
297	Galp Energia SGPS S.A.	4,027

	Singapore — 0.8%
801	DBS Group Holdings Ltd.	8,637
352	Singapore Exchange Ltd.	1,795

		10,432

	Spain — 2.1%
1,149	Banco Santander S.A.	5,631
6,471	Bankia S.A.	5,685
1,138	Iberdrola S.A.	7,741
272	Repsol S.A.	3,797
536	Telefonica S.A.	5,448

		28,302

	Sweden — 1.2%
926	Nordea Bank AB	9,728
589	Sandvik AB	6,689

		16,417

	Switzerland — 9.5%
39	Actelion Ltd. (a)	5,590
147	Cie Financiere Richemont S.A.	9,425
158	Credit Suisse Group AG (a)	2,199
34	LafargeHolcim Ltd. (a)	1,823
152	LafargeHolcim Ltd. (a)	8,110
468	Nestle S.A.	33,943
181	Novartis AG	12,871
103	Roche Holding AG	23,605
11	Syngenta AG (a)	4,255
643	UBS Group AG	9,093
195	Wolseley plc	10,112

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
22	Zurich Insurance Group AG (a)	5,807

		126,833

	United Kingdom — 15.3%
590	3i Group plc	4,832
158	Associated British Foods plc	4,745
175	AstraZeneca plc	9,799
1,211	Aviva plc	6,561
3,401	Barclays plc	7,879
674	Barratt Developments plc	3,736
1,795	BP plc	10,609
340	British American Tobacco plc	19,509
3,083	Centrica plc	8,075
1,574	Debenhams plc	1,034
1,160	Dixons Carphone plc	4,459
779	GlaxoSmithKline plc	15,381
2,431	HSBC Holdings plc	18,308
236	HSBC Holdings plc	1,776
196	InterContinental Hotels Group plc	7,598
2,330	ITV plc	4,858
12,699	Lloyds Banking Group plc	8,868
271	Prudential plc	4,417
115	Reckitt Benckiser Group plc	10,251
122	Rio Tinto Ltd.	5,043
72	Rio Tinto plc	2,493
517	RSA Insurance Group plc	3,489
877	Standard Chartered plc (a)	7,628
1,355	Taylor Wimpey plc	2,346
148	Unilever N.V., CVA	6,184
5,221	Vodafone Group plc	14,338
77	Whitbread plc	3,392
283	WPP plc	6,144

		203,752

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — 0.8%
199	Shire plc	11,218

	Total Common Stocks (Cost $1,260,405)	1,279,164

Preferred Stocks — 1.0%
	Germany — 1.0%
83	Henkel AG & Co. KGaA	10,679
23	Volkswagen AG	3,156

	Total Preferred Stocks (Cost $10,860)	13,835

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
1,149	Banco Santander S.A., expiring 11/02/16 (a) (Cost $59)	64

SHARES
Short-Term Investment — 2.5%
	Investment Company — 2.5%
32,949	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $32,949)	32,949

	Total Investments — 99.3% (Cost $1,304,273)	1,326,012
	Other Assets in Excess of Liabilities — 0.7%	9,199

	NET ASSETS — 100.0%	$1,335,211

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.6%
Pharmaceuticals	8.8
Oil, Gas & Consumable Fuels	4.7
Automobiles	4.4
Insurance	4.4
Diversified Telecommunication Services	3.7
Chemicals	3.5
Beverages	3.4
Metals & Mining	3.0
Food Products	2.9
Industrial Conglomerates	2.9
Electric Utilities	2.0
Capital Markets	1.9
Electrical Equipment	1.8
Real Estate Management & Development	1.7
Tobacco	1.7
Food & Staples Retailing	1.6
Household Products	1.6

INDUSTRY	PERCENTAGE
Hotels, Restaurants & Leisure	1.6%
Biotechnology	1.6
Wireless Telecommunication Services	1.5
Machinery	1.5
Trading Companies & Distributors	1.4
Semiconductors & Semiconductor Equipment	1.4
Electronic Equipment, Instruments & Components	1.3
Road & Rail	1.3
Software	1.3
Textiles, Apparel & Luxury Goods	1.2
Air Freight & Logistics	1.2
Media	1.1
Household Durables	1.1
Construction Materials	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
IT Services	1.0
Others (each less than 1.0%)	10.3
Short-Term Investment	2.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
40	TOPIX Index	12/08/16	JPY	$5,307	$238
336	Euro STOXX 50 Index	12/16/16	EUR	11,266	212
119	FTSE 100 Index	12/16/16	GBP	10,072	248

					$698

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Belgium — 2.6%
25	Anheuser-Busch InBev S.A./N.V.	2,901

	Canada — 4.5%
68	Alimentation Couche-Tard, Inc., Class B	3,439
24	Canadian National Railway Co.	1,514

		4,953

	China — 10.0%
18	Baidu, Inc., ADR (a)	3,153
614	CNOOC Ltd.	775
2,487	CNOOC Ltd.	3,129
77	JD.com, Inc., ADR (a)	2,005
1,234	Wynn Macau Ltd.	1,890

		10,952

	Denmark — 2.0%
61	Novo Nordisk A/S, Class B	2,176

	Finland — 3.9%
608	Nokia OYJ	2,713
37	Wartsila OYJ Abp	1,619

		4,332

	France — 2.0%
142	Orange S.A.	2,227

	Germany — 3.5%
11	Continental AG	2,042
42	Zalando SE, (a) (e)	1,830

		3,872

	Hong Kong — 8.5%
430	AIA Group Ltd.	2,705
312	Cheung Kong Property Holdings Ltd.	2,306
1,826	China Unicom Hong Kong Ltd.	2,144
178	CK Hutchison Holdings Ltd.	2,192

		9,347

	India — 2.2%
33	HDFC Bank Ltd., ADR	2,358

	Israel — 2.8%
71	Teva Pharmaceutical Industries Ltd. ADR	3,034

	Italy — 1.3%
605	Intesa Sanpaolo S.p.A.	1,402

	Japan — 7.6%
66	KDDI Corp.	1,997
3	Keyence Corp.	1,833
163	Kubota Corp.	2,627
71	Shiseido Co., Ltd.	1,842

		8,299

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 10.5%
32	Akzo Nobel N.V.	2,098
171	Altice N.V., Class A (a)	3,145
156	ING Groep N.V.	2,050
99	NN Group N.V.	2,982
13	NXP Semiconductors N.V. (a)	1,288

		11,563

	South Africa — 1.7%
11	Naspers Ltd., Class N	1,867

	South Korea — 1.5%
2	Samsung Electronics Co., Ltd. GDR	1,591

	Switzerland — 12.0%
12	Actelion Ltd. (a)	1,779
45	Cie Financiere Richemont S.A.	2,907
86	LafargeHolcim Ltd. (a)	4,565
10	Roche Holding AG	2,320
115	UBS Group AG	1,623

		13,194

	Taiwan — 2.0%
72	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,241

	United Kingdom — 17.9%
39	British American Tobacco plc	2,241
189	British Land Co. plc (The)	1,353
968	ITV plc	2,017
338	Meggitt plc	1,797
96	RELX N.V.	1,617
107	Rio Tinto plc	3,737
115	Smith & Nephew plc	1,661
249	Standard Chartered plc (a)	2,161
1,101	Vodafone Group plc	3,023

		19,607

	United States — 1.7%
34	Shire plc	1,912

	Total Common Stocks (Cost $107,374)	107,828

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
2,047	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $2,047)	2,047

	Total Investments — 100.1% (Cost $109,421)	109,875
	Liabilities in Excess of Other Assets — (0.1)%	(100)

	NET ASSETS — 100.0%	$109,775

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	7.2%
Pharmaceuticals	6.8
Media	6.4
Insurance	5.2
Wireless Telecommunication Services	4.6
Construction Materials	4.1
Diversified Telecommunication Services	4.0
Machinery	3.9
Oil, Gas & Consumable Fuels	3.6
Internet & Direct Marketing Retail	3.5
Metals & Mining	3.4
Biotechnology	3.4
Semiconductors & Semiconductor Equipment	3.2
Food & Staples Retailing	3.1
Internet Software & Services	2.9
Textiles, Apparel & Luxury Goods	2.6
Beverages	2.6
Communications Equipment	2.5
Real Estate Management & Development	2.1
Tobacco	2.0
Industrial Conglomerates	2.0
Chemicals	1.9
Auto Components	1.9
Hotels, Restaurants & Leisure	1.7
Personal Products	1.7
Electronic Equipment, Instruments & Components	1.7
Aerospace & Defense	1.6
Health Care Equipment & Supplies	1.5
Capital Markets	1.5
Professional Services	1.5
Technology Hardware, Storage & Peripherals	1.4
Road & Rail	1.4
Equity Real Estate Investment Trusts (REITs)	1.2
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Australia — 4.1%
1,843	Australia & New Zealand Banking Group Ltd.	38,914
2,756	Goodman Group	14,206

		53,120

	Belgium — 2.0%
114	Anheuser-Busch InBev S.A./N.V.	13,046
225	KBC Group N.V. (a)	13,723

		26,769

	Canada — 0.9%
275	TransCanada Corp.	12,437

	Chile — 0.6%
331	Banco Santander Chile, ADR	7,574

	China — 1.0%
10,241	CNOOC Ltd.	12,886

	Denmark — 0.6%
60	Pandora A/S	7,799

	Finland — 2.3%
1,741	Outokumpu OYJ (a)	12,136
773	UPM-Kymmene OYJ	17,982

		30,118

	France — 15.8%
139	Air Liquide S.A.	14,172
221	Airbus Group SE	13,116
1,202	AXA S.A.	27,124
573	BNP Paribas S.A.	33,236
136	Capgemini S.A.	11,291
2,527	Natixis S.A.	12,785
222	Renault S.A.	19,348
233	Schneider Electric SE	15,677
209	Technip S.A.	13,894
961	TOTAL S.A.	46,051

		206,694

	Germany — 8.0%
133	Bayer AG	13,172
217	Brenntag AG	11,599
363	Daimler AG	25,888
92	HeidelbergCement AG	8,661
627	Infineon Technologies AG	11,273
295	Siemens AG	33,541

		104,134

	Hong Kong — 2.0%
2,324	China Overseas Land & Investment Ltd.	7,134
1,553	CK Hutchison Holdings Ltd.	19,178

		26,312

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 0.5%
89	Ryanair Holdings plc, ADR (a)	6,679

	Israel — 1.4%
437	Teva Pharmaceutical Industries Ltd., ADR	18,673

	Italy — 3.7%
5,693	Enel S.p.A.	24,477
5,983	Intesa Sanpaolo S.p.A.	13,874
11,368	Telecom Italia S.p.A. (a)	9,882

		48,233

	Japan — 23.8%
219	Bridgestone Corp.	8,170
226	Daikin Industries Ltd.	21,629
703	Daiwa House Industry Co., Ltd.	19,284
223	Dentsu, Inc.	11,116
574	DMG Mori Co., Ltd.	6,084
803	Honda Motor Co., Ltd.	24,030
402	Japan Airlines Co., Ltd.	11,855
115	Mabuchi Motor Co., Ltd.	6,662
626	Mitsubishi Corp.	13,616
6,771	Mitsubishi UFJ Financial Group, Inc.	34,934
781	Mitsui Fudosan Co., Ltd.	17,786
439	NGK Spark Plug Co., Ltd.	8,716
282	NH Foods Ltd.	6,758
586	Nippon Telegraph & Telephone Corp.	25,986
279	Sompo Holdings, Inc.	9,018
295	Sony Corp.	9,301
1,096	Sumitomo Electric Industries Ltd.	16,192
317	Sumitomo Mitsui Financial Group, Inc.	11,001
419	Sumitomo Mitsui Trust Holdings, Inc.	14,125
204	Suzuken Co., Ltd.	6,546
444	Suzuki Motor Corp.	15,838
544	Yamato Holdings Co., Ltd.	12,399

		311,046

	Luxembourg — 1.1%
2,125	ArcelorMittal (a)	14,356

	Netherlands — 7.1%
454	ASR Nederland N.V. (a)	10,062
2,045	ING Groep N.V.	26,842
382	NN Group N.V.	11,515
1,800	Royal Dutch Shell plc, Class A	44,834

		93,253

	Norway — 1.2%
3,627	Norsk Hydro ASA	16,215

	South Korea — 1.0%
9	Samsung Electronics Co., Ltd.	12,531

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Spain — 1.2%
17,799	Bankia S.A.	15,637

	Sweden — 1.9%
2,340	Nordea Bank AB	24,591

	Switzerland — 4.6%
181	LafargeHolcim Ltd. (a)	9,640
52	Roche Holding AG	11,988
230	Wolseley plc	11,913
102	Zurich Insurance Group AG (a)	26,727

		60,268

	United Kingdom — 13.3%
1,268	Barratt Developments plc	7,033
196	British American Tobacco plc	11,253
4,777	Centrica plc	12,513
1,326	GlaxoSmithKline plc	26,186
165	InterContinental Hotels Group plc	6,394
9,815	Lloyds Banking Group plc	6,854
992	National Grid plc	12,901
1,350	Prudential plc	22,029
720	Rio Tinto plc	25,051
1,810	Standard Chartered plc (a)	15,736
10,015	Vodafone Group plc	27,503

		173,453

	United States — 1.2%
286	Shire plc	16,134

	Total Common Stocks (Cost $1,333,584)	1,298,912

Short-Term Investment — 1.3%
	Investment Company — 1.3%
16,805	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $16,805)	16,805

	Total Investments — 100.6% (Cost $1,350,389)	1,315,717
	Liabilities in Excess of Other Assets — (0.6)%	(7,497)

	NET ASSETS — 100.0%	$1,308,220

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.5%
Oil, Gas & Consumable Fuels	8.8
Insurance	8.1
Automobiles	6.5
Pharmaceuticals	5.3
Metals & Mining	5.1
Industrial Conglomerates	4.0
Real Estate Management & Development	3.4
Trading Companies & Distributors	2.8
Diversified Telecommunication Services	2.7
Auto Components	2.5
Wireless Telecommunication Services	2.1
Multi-Utilities	1.9
Electric Utilities	1.9
Electrical Equipment	1.7
Building Products	1.6
Airlines	1.4
Construction Materials	1.4
Paper & Forest Products	1.4
Household Durables	1.2
Biotechnology	1.2
Equity Real Estate Investment Trusts (REITs)	1.1
Chemicals	1.1
Energy Equipment & Services	1.1
Aerospace & Defense	1.0
Beverages	1.0
Technology Hardware, Storage & Peripherals	1.0
Others (each less than 1.0%)	6.9
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
38,655	HKD
4,438	for EUR	Australia & New Zealand Banking Group Limited	11/28/16	$4,877	#	$4,985	#	$108
713,157	JPY
5,388	for GBP	HSBC Bank, N.A.	11/28/16	6,598	#	6,806	#	208
66,351	AUD	Standard Chartered Bank	11/28/16	50,609		50,439		(170)
4,045	CAD	Merrill Lynch International	11/28/16	3,103		3,016		(87)
25,504	CHF	Credit Suisse International	11/28/16	26,712		25,807		(905)
2,544	EUR	Australia & New Zealand Banking Group Limited	11/28/16	2,866		2,796		(70)
9,039	EUR	Citibank, N.A.	11/28/16	9,853		9,933		80
17,414	EUR	Deutsche Bank AG	11/28/16	19,637		19,136		(501)
4,661	EUR	Standard Chartered Bank	11/28/16	5,257		5,122		(135)
3,256	GBP	Australia & New Zealand Banking Group Limited	11/28/16	3,985		3,988		3
4,949	GBP	Citibank, N.A.	11/28/16	6,437		6,061		(376)
3,278	GBP	Deutsche Bank AG	11/28/16	4,267		4,014		(253)
11,427	GBP	Goldman Sachs International	11/28/16	14,327		13,993		(334)
3,459	GBP	Royal Bank of Canada	11/28/16	4,524		4,236		(288)
17,189	GBP	Standard Chartered Bank	11/28/16	22,869		21,050		(1,819)
11,734	HKD	State Street Corp.	11/28/16	1,515		1,513		(2)
529,183	JPY	Citibank, N.A.	11/28/16	5,083		5,050		(33)
692,763	JPY	Goldman Sachs International	11/28/16	6,694		6,612		(82)
536,481	JPY	HSBC Bank, N.A.	11/28/16	5,375		5,120		(255)
1,063,297	JPY	Standard Chartered Bank	11/28/16	10,428		10,148		(280)
118,422	SEK	Merrill Lynch International	11/28/16	14,255		13,126		(1,129)
27,597	SGD	State Street Corp.	11/28/16	20,461		19,840		(621)
				$249,732		$242,791		$(6,941)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,860	AUD	Australia & New Zealand Banking Group Limited	11/28/16	$4,425	$4,454	$(29)
18,045	CAD	Morgan Stanley	11/28/16	13,996	13,456	540
8,116	CHF	Australia & New Zealand Banking Group Limited	11/28/16	8,354	8,212	142
4,508	CHF	State Street Corp.	11/28/16	4,675	4,561	114
3,147	EUR	Australia & New Zealand Banking Group Limited	11/28/16	3,545	3,458	87
6,763	EUR	BNP Paribas	11/28/16	7,500	7,432	68
5,927	EUR	Citibank, N.A.	11/28/16	6,628	6,513	115
62,595	EUR	Credit Suisse International	11/28/16	71,297	68,785	2,512
14,252	EUR	HSBC Bank, N.A.	11/28/16	16,020	15,661	359
5,042	EUR	Standard Chartered Bank	11/28/16	5,692	5,541	151
8,355	EUR	State Street Corp.	11/28/16	9,402	9,181	221
5,428	EUR	TD Bank Financial Group	11/28/16	6,022	5,964	58
13,039	GBP	Citibank, N.A.	11/28/16	17,011	15,968	1,043

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
275,554	JPY	Australia & New Zealand Banking Group Limited	11/28/16	$2,657	$2,630	$27
1,607,384	JPY	Citibank, N.A.	11/28/16	15,794	15,340	454
503,685	JPY	Goldman Sachs International	11/28/16	4,981	4,807	174
653,841	JPY	Societe Generale	11/28/16	6,415	6,240	175
633,187	JPY	Standard Chartered Bank	11/28/16	6,246	6,043	203
63,226	NOK	Deutsche Bank AG	11/28/16	7,699	7,653	46
4,454	SGD	Societe Generale	11/28/16	3,244	3,202	42
				$221,603	$215,101	$6,502

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2016 of the currency being sold, and the value at October 31, 2016 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Australia — 6.7%
952	Australia & New Zealand Banking Group Ltd.	20,100
1,197	Bendigo & Adelaide Bank Ltd.	10,111
1,599	BHP Billiton Ltd.	27,930
1,192	Challenger Ltd.	9,728
317	Flight Centre Travel Group Ltd.	8,139
1,859	Fortescue Metals Group Ltd.	7,800
2,253	GPT Group (The)	7,965
2,559	Harvey Norman Holdings Ltd.	9,801
997	LendLease Group	10,215
182	Macquarie Group Ltd.	11,021
6,966	South32 Ltd.	13,595
2,056	Star Entertainment Grp Ltd. (The)	7,779
1,049	Westpac Banking Corp.	24,248
551	Woodside Petroleum Ltd.	11,793

		180,225

	Austria — 0.3%
243	Erste Group Bank AG	7,635

	Belgium — 1.0%
91	Anheuser-Busch InBev S.A./N.V.	10,411
336	bpost S.A.	8,942
143	KBC Group N.V. (a)	8,695

		28,048

	China — 0.3%
11,939	China Construction Bank Corp., Class H	8,718

	Denmark — 2.3%
481	Danske Bank A/S	14,846
606	Novo Nordisk A/S, Class B	21,600
58	Pandora A/S	7,520
1,232	TDC A/S (a)	6,795
138	Vestas Wind Systems A/S	11,029

		61,790

	Finland — 0.7%
312	Tieto OYJ	8,556
486	UPM-Kymmene OYJ	11,307

		19,863

	France — 11.3%
704	Altran Technologies S.A.	10,051
90	Arkema S.A.	8,504
823	AXA S.A.	18,559
379	BNP Paribas S.A.	21,973
110	Capgemini S.A.	9,131
672	Engie S.A.	9,694
205	Faurecia	7,545

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
1,738	Natixis S.A.	8,792
102	Nexans S.A. (a)	5,818
732	Orange S.A.	11,522
358	Peugeot S.A. (a)	5,364
132	Publicis Groupe S.A.	9,055
108	Renault S.A.	9,407
154	Safran S.A.	10,569
335	Sanofi	26,098
250	Schneider Electric SE	16,826
359	Societe Generale S.A.	14,011
86	Sodexo S.A.	10,036
116	Technip S.A.	7,712
110	Teleperformance	11,647
121	Thales S.A.	11,357
665	TOTAL S.A.	31,833
202	Valeo S.A.	11,661
223	Vinci S.A.	16,139

		303,304

	Germany — 7.5%
149	Allianz SE	23,300
159	Bayer AG	15,780
135	Bayerische Motoren Werke AG	11,735
55	Continental AG	10,553
185	Covestro AG (e)	10,971
451	Deutsche Telekom AG	7,354
283	Evonik Industries AG	8,874
178	Freenet AG	5,092
127	Fresenius Medical Care AG & Co. KGaA	10,341
148	Fresenius SE & Co. KGaA	10,936
92	Hannover Rueck SE	10,244
128	HeidelbergCement AG	12,120
623	Infineon Technologies AG	11,201
99	Merck KGaA	10,149
132	OSRAM Licht AG	7,520
244	Siemens AG	27,674
180	Zalando SE (a) (e)	7,907

		201,751

	Hong Kong — 3.4%
2,991	BOC Hong Kong Holdings Ltd.	10,659
1,525	Cheung Kong Property Holdings Ltd.	11,270
2,988	China Overseas Land & Investment Ltd.	9,173
1,103	CK Hutchison Holdings Ltd.	13,614
7,978	New World Development Co., Ltd.	9,919
2,379	Sands China Ltd.	10,325
1,156	Wharf Holdings Ltd. (The)	8,667

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Hong Kong — continued
1,319	Wheelock & Co., Ltd.	8,117
10,654	Xinyi Glass Holdings Ltd. (a)	9,161

		90,905

	India — 0.4%
139	HDFC Bank Ltd., ADR	9,822

	Indonesia — 0.4%
343	Telekomunikasi Indonesia Persero Tbk PT, ADR	11,138

	Ireland — 0.3%
109	DCC plc	8,847

	Israel — 0.5%
308	Teva Pharmaceutical Industries Ltd., ADR	13,153

	Italy — 1.2%
3,433	Enel S.p.A.	14,757
4,238	Intesa Sanpaolo S.p.A.	9,826
1,228	Mediobanca S.p.A.	8,997

		33,580

	Japan — 23.9%
613	Amada Holdings Co., Ltd.	6,986
1,344	Asahi Glass Co., Ltd.	9,400
945	Astellas Pharma, Inc.	14,027
358	Bandai Namco Holdings, Inc.	10,709
298	Bridgestone Corp.	11,115
73	Central Japan Railway Co.	12,328
1,868	Concordia Financial Group Ltd.	8,663
125	FamilyMart UNY Holdings Co., Ltd.	7,865
2,289	Fuji Electric Co., Ltd.	11,430
289	Fuji Heavy Industries Ltd.	11,281
121	Hikari Tsushin, Inc.	11,144
312	Hitachi Chemical Co., Ltd.	7,291
846	Hitachi Metals Ltd.	10,571
624	Honda Motor Co., Ltd.	18,680
242	Hoya Corp.	10,076
377	Idemitsu Kosan Co., Ltd.	8,657
702	Isuzu Motors Ltd.	8,682
920	ITOCHU Corp.	11,621
434	Japan Tobacco, Inc.	16,516
635	KDDI Corp.	19,309
211	Koito Manufacturing Co., Ltd.	11,083
667	Kuraray Co., Ltd.	10,118
198	Matsumotokiyoshi Holdings Co., Ltd.	10,190
667	Mazda Motor Corp.	11,065
579	Mitsubishi Corp.	12,598
981	Mitsubishi Electric Corp.	13,272

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
4,531	Mitsubishi UFJ Financial Group, Inc.	23,380
1,977	Mitsubishi UFJ Lease & Finance Co., Ltd.	9,573
420	Mitsui Fudosan Co., Ltd.	9,565
328	Nippon Telegraph & Telephone Corp.	14,551
80	Nitori Holdings Co., Ltd.	9,544
144	Nitto Denko Corp.	10,004
555	NTT DOCOMO, Inc.	13,936
1,020	Obayashi Corp.	9,827
775	ORIX Corp.	12,283
271	Otsuka Holdings Co., Ltd.	11,874
119	Pola Orbis Holdings, Inc.	9,919
152	SCREEN Holdings Co., Ltd.	10,426
793	Sekisui Chemical Co., Ltd.	12,495
182	Shin-Etsu Chemical Co., Ltd.	13,800
224	Shionogi & Co., Ltd.	11,046
148	SoftBank Group Corp.	9,302
359	Sompo Holdings, Inc.	11,603
380	Sony Corp.	11,980
2,110	Sumitomo Chemical Co., Ltd.	9,979
703	Sumitomo Electric Industries Ltd.	10,387
2,154	Sumitomo Heavy Industries Ltd.	11,340
491	Sumitomo Mitsui Financial Group, Inc.	17,017
268	Sumitomo Mitsui Trust Holdings, Inc.	9,043
697	T&D Holdings, Inc.	8,430
2,312	Taiheiyo Cement Corp.	6,621
1,198	Taisei Corp.	8,979
132	Tokyo Electron Ltd.	11,862
734	Tokyo Tatemono Co., Ltd.	9,319
348	Toyota Motor Corp.	20,181
340	Yamaha Corp.	12,130

		645,073

	Luxembourg — 0.4%
253	APERAM S.A.	11,487

	Netherlands — 4.2%
1,461	Aegon N.V.	6,320
1,532	ING Groep N.V.	20,112
605	Koninklijke Ahold Delhaize N.V.	13,791
360	NN Group N.V.	10,835
2,118	Royal Dutch Shell plc, Class B	54,632
1,499	Steinhoff International Holdings N.V.	7,984

		113,674

	Norway — 1.1%
828	DNB ASA	11,966
2,424	Norsk Hydro ASA	10,837

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Norway — continued
385	Telenor ASA	6,117

		28,920

	Portugal — 0.2%
1,940	EDP — Energias de Portugal S.A.	6,412

	Singapore — 0.5%
682	DBS Group Holdings Ltd.	7,355
216	Jardine Cycle & Carriage Ltd.	6,526

		13,881

	South Korea — 0.4%
203	POSCO, ADR	10,523

	Spain — 2.1%
279	ACS Actividades de Construccion y Servicios S.A.	8,527
243	Amadeus IT Group S.A.	11,450
468	Gas Natural SDG S.A.	9,214
2,219	Iberdrola S.A.	15,105
877	Repsol S.A.	12,242

		56,538

	Sweden — 2.7%
281	Atlas Copco AB, Class A	8,241
416	Boliden AB	9,641
645	Castellum AB	8,734
249	Hexagon AB, Class B	8,726
456	Securitas AB, Class B	7,045
525	Swedbank AB, Class A	12,288
218	Swedish Match AB	7,574
544	Trelleborg AB, Class B,	9,496

		71,745

	Switzerland — 8.5%
485	ABB Ltd. (a)	10,005
68	Actelion Ltd. (a)	9,821
158	Adecco Group AG	9,393
11	Georg Fischer AG	9,696
4,197	Glencore plc (a)	12,849
51	Lonza Group AG (a)	9,587
562	Nestle S.A.	40,778
391	Novartis AG	27,781
199	Roche Holding AG	45,759
2	Sika AG	10,925
37	Swiss Life Holding AG (a)	9,736
146	Swiss Re AG	13,592
1,277	UBS Group AG	18,056

		227,978

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — 0.5%
395	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	12,275

	United Kingdom — 15.3%
1,350	3i Group plc	11,067
1,124	Ashmore Group plc	4,829
1,697	Aviva plc	9,195
1,403	Barratt Developments plc	7,782
3,143	Booker Group plc	6,893
5,290	BP plc	31,271
597	British American Tobacco plc	34,198
2,474	BT Group plc	11,354
605	Burberry Group plc	10,912
1,493	Carillion plc	4,577
285	Diageo plc	7,598
1,605	Direct Line Insurance Group plc	6,791
489	GlaxoSmithKline plc	9,663
3,199	HSBC Holdings plc	24,094
404	Imperial Brands plc	19,559
211	Intertek Group plc	8,804
2,384	ITV plc	4,970
1,949	J Sainsbury plc	5,975
1,049	John Wood Group plc	9,859
15,297	Lloyds Banking Group plc	10,682
381	Persimmon plc	7,884
543	Playtech plc	6,164
1,036	Prudential plc	16,912
249	Reckitt Benckiser Group plc	22,316
604	RELX N.V.	10,186
673	Rio Tinto plc	23,408
1,229	Segro plc	6,583
1,005	UBM plc	8,823
808	Unilever N.V., CVA	33,777
8,168	Vodafone Group plc	22,431
631	WPP plc	13,697

		412,254

	United States — 1.0%
199	Carnival plc	9,592
322	Shire plc	18,196

		27,788

	Total Common Stocks (Cost $2,633,317)	2,617,327

Preferred Stock — 0.5%
	Germany — 0.5%
97	Henkel AG & Co. KGaA (Cost $9,898)	12,450

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
55,706	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $55,706)	55,706

	Total Investments — 99.7% (Cost $2,698,921)	2,685,483
	Other Assets in Excess of Liabilities — 0.3%	8,831

	NET ASSETS — 100.0%	$2,694,314

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.0%
Pharmaceuticals	7.7
Oil, Gas & Consumable Fuels	5.6
Insurance	5.4
Metals & Mining	5.2
Automobiles	3.6
Chemicals	3.4
Real Estate Management & Development	3.2
Tobacco	2.9
Electrical Equipment	2.8
Auto Components	2.7
Wireless Telecommunication Services	2.6
Diversified Telecommunication Services	2.6
Industrial Conglomerates	1.9
Household Durables	1.8
Construction & Engineering	1.8
Hotels, Restaurants & Leisure	1.7
Semiconductors & Semiconductor Equipment	1.7
Machinery	1.7
Capital Markets	1.7
Food & Staples Retailing	1.7
Personal Products	1.6
Food Products	1.5
Professional Services	1.5
IT Services	1.5
Media	1.4
Electric Utilities	1.4
Household Products	1.3
Diversified Financial Services	1.2
Biotechnology	1.0
Others (each less than 1.0%)	11.8
Short-Term Investment	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

J.P. Morgan International Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDI	— CHESS Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar

TOPIX	— Tokyo Stock Price Index
REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of October 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,729,164		$3,051,304		$11,378		$6,866,836
Investments in affiliates, at value	36,972		91,254		282		17,326

Total investment securities, at value	1,766,136		3,142,558		11,660		6,884,162
Cash	1,925		732		69		60
Foreign currency, at value	5,934		409		15		689
Deposits at broker for futures contracts	1,118		—		—		—
Receivables:
Investment securities sold	6,792		—		8		36,991
Fund shares sold	460		5,311		13		5,212
Dividends from non-affiliates	823		540		8		9,976
Dividends from affiliates	7		21		—	(a)	5
Tax reclaims	10		—		—		6,284
Variation margin on futures contracts	117		—		—		—

Total Assets	1,783,322		3,149,571		11,773		6,943,379

LIABILITIES:
Payables:
Investment securities purchased	1,085		15,635		—	(a)	31,600
Fund shares redeemed	262		1,898		—	(a)	2,260
Accrued liabilities:
Investment advisory fees	1,108		1,916		113		385
Administration fees	7		1		1		—
Distribution fees	31		110		2		—	(a)
Shareholder servicing fees	39		119		1		1,410
Custodian and accounting fees	103		291		9		102
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	36
Deferred India capital gains tax	836		4,628		—		—
Audit fees	77		84		67		84
Other	62		311		4		196

Total Liabilities	3,610		24,993		197		36,073

Net Assets	$1,779,712		$3,124,578		$11,576		$6,907,306

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,898,626	$2,825,379	$11,668	$6,558,300
Accumulated undistributed (distributions in excess of) net investment income	21,844	19,088	15	125,863
Accumulated net realized gains (losses)	(245,029)	(112,458)	(524)	(323,451)
Net unrealized appreciation (depreciation)	104,271	392,569	417	546,594

Total Net Assets	$1,779,712	$3,124,578	$11,576	$6,907,306

Net Assets:
Class A	$148,331	$411,713	$8,291	$20
Class C	2,448	39,568	94	20
Class R2	—	—	—	20
Class R5	1,602	20	19	—
Class R6	1,573,822	1,980,671	24	—
Institutional Class	—	390,647	—	—
Select Class	53,509	301,959	3,148	6,907,246

Total	$1,779,712	$3,124,578	$11,576	$6,907,306

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,844	18,891	616	1
Class C	215	1,868	7	1
Class R2	—	—	—	1
Class R5	136	1	1	—
Class R6	135,260	88,190	2	—
Institutional Class	—	17,374	—	—
Select Class	4,581	13,524	233	376,003

Net Asset Value (a):
Class A — Redemption price per share	$11.55	$21.79	$13.46	$18.45
Class C — Offering price per share (b)	11.41	21.18	13.44	18.46
Class R2 — Offering and redemption price per share	—	—	—	18.46
Class R5 — Offering and redemption price per share	11.78	22.49	13.51	—
Class R6 — Offering and redemption price per share	11.64	22.46	13.52	—
Institutional Class — Offering and redemption price per share	—	22.49	—	—
Select Class — Offering and redemption price per share	11.68	22.33	13.51	18.37
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.19	$23.00	$14.21	$19.47

Cost of investments in non-affiliates	$1,623,811	$2,654,117	$10,961	$6,319,695
Cost of investments in affiliates	36,972	91,254	282	17,326
Cost of foreign currency	5,936	411	15	692

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$1,648		$3,374,911	$131,015		$2,681,243
Investments in affiliates, at value	—		36,620	2,567		72,806

Total investment securities, at value	1,648		3,411,531	133,582		2,754,049
Cash	115		50	20		50
Foreign currency, at value	1		1,204	87		2,334
Deposits at broker for futures contracts	—		—	—		4,781
Due from custodian	—		—	—		2,550
Receivables:
Investment securities sold	20		6,133	—		—
Fund shares sold	—		329	694		352
Dividends from non-affiliates	2		7,974	264		5,363
Dividends from affiliates	—	(a)	7	1		13
Tax reclaims	15		3,549	137		2,094
Unrealized appreciation on forward foreign currency exchange contracts	—		—	3		17,384

Total Assets	1,801		3,430,777	134,788		2,788,970

LIABILITIES:
Payables:
Investment securities purchased	35		2,884	1		2,563
Fund shares redeemed	—		728	273		300
Variation margin on futures contracts	—		—	—		186
Unrealized depreciation on forward foreign currency exchange contracts	—		—	116		14,045
Accrued liabilities:
Investment advisory fees	8		2,104	60		1,411
Administration fees	—		90	—		191
Distribution fees	—	(a)	60	22		36
Shareholder servicing fees	—	(a)	58	10		103
Custodian and accounting fees	8		81	18		65
Trustees’ and Chief Compliance Officer’s fees	—		7	—	(a)	4
Audit fees	76		105	81		83
Other	2		194	52		113

Total Liabilities	129		6,311	633		19,100

Net Assets	$1,672		$3,424,466	$134,155		$2,769,870

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Global Unconstrained Equity Fund	International Equity Fund	International Equity Income Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$1,730	$3,293,066	$140,261	$2,737,818
Accumulated undistributed (distributions in excess of) net investment income	(5)	4,945	248	84,841
Accumulated net realized gains (losses)	(52)	(45,502)	(10,539)	(119,423)
Net unrealized appreciation (depreciation)	(1)	171,957	4,185	66,634

Total Net Assets	$1,672	$3,424,466	$134,155	$2,769,870

Net Assets:
Class A	$417	$216,932	$66,722	$171,940
Class C	210	22,235	11,754	1,565
Class R2	18	1,461	316	—
Class R5	18	58,836	700	—
Class R6	18	3,030,640	21	2,522,883
Institutional Class	—	—	—	49,483
Select Class	991	94,362	54,642	23,999

Total	$1,672	$3,424,466	$134,155	$2,769,870

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	30	15,230	4,639	12,482
Class C	15	1,647	822	118
Class R2	2	103	22	—
Class R5	1	4,067	49	—
Class R6	1	209,532	1	179,589
Institutional Class	—	—	—	3,521
Select Class	70	6,532	3,791	1,715

Net Asset Value (a):
Class A — Redemption price per share	$14.12	$14.24	$14.38	$13.77
Class C — Offering price per share (b)	14.02	13.50	14.30	13.30
Class R2 — Offering and redemption price per share	14.24	14.17	14.36	—
Class R5 — Offering and redemption price per share	14.24	14.47	14.42	—
Class R6 — Offering and redemption price per share	14.23	14.46	14.41	14.05
Institutional Class — Offering and redemption price per share	—	—	—	14.05
Select Class — Offering and redemption price per share	14.23	14.45	14.41	14.00
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.90	$15.03	$15.18	$14.53

Cost of investments in non-affiliates	$1,649	$3,202,583	$126,706	$2,618,020
Cost of investments in affiliates	—	36,620	2,567	72,806
Cost of foreign currency	1	1,203	87	2,338

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except per share amounts)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$1,293,063		$107,828		$1,298,912	$2,629,777
Investments in affiliates, at value	32,949		2,047		16,805	55,706

Total investment securities, at value	1,326,012		109,875		1,315,717	2,685,483
Cash	35		50		47	50
Foreign currency, at value	1,342		38		125	819
Deposits at broker for futures contracts	1,244		—		—	—
Due from custodian	2,057		105		—	—
Receivables:
Investment securities sold	—		1		—	—
Fund shares sold	2,053		109		4,422	188
Dividends from non-affiliates	3,177		79		3,355	7,410
Dividends from affiliates	10		1		2	12
Tax reclaims	2,292		53		2,026	2,595
Unrealized appreciation on forward foreign currency exchange contracts	—		—		6,930	—
Due from Adviser	2		—		—	—

Total Assets	1,338,224		110,311		1,332,624	2,696,557

LIABILITIES:
Payables:
Investment securities purchased	2,067		293		1	12
Fund shares redeemed	391		63		14,965	291
Variation margin on futures contracts	61		—		—	—
Unrealized depreciation on forward foreign currency exchange contracts	—		—		7,369	—
Accrued liabilities:
Investment advisory fees	—		52		676	1,366
Administration fees	—		—		91	185
Distribution fees	28		6		140	36
Shareholder servicing fees	226		2		207	67
Custodian and accounting fees	36		10		57	79
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	2	3
Sub-transfer agency fees	80		3		657	68
Audit fees	76		77		79	80
Other	48		30		160	56

Total Liabilities	3,013		536		24,404	2,243

Net Assets	$1,335,211		$109,775		$1,308,220	$2,694,314

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$1,297,834	$111,868	$1,669,370	$2,950,565
Accumulated undistributed (distributions in excess of) net investment income	28,549	2,550	57,698	60,413
Accumulated net realized gains (losses)	(13,336)	(5,095)	(383,388)	(302,873)
Net unrealized appreciation (depreciation)	22,164	452	(35,460)	(13,791)

Total Net Assets	$1,335,211	$109,775	$1,308,220	$2,694,314

Net Assets:
Class A	$69,626	$14,034	$573,449	$164,327
Class C	13,507	4,626	24,453	2,287
Class R2	10,222	20	1,182	503
Class R5	—	20	20	—
Class R6	—	81,146	27,998	2,487,086
Institutional Class	—	—	523,251	23,748
Select Class	1,241,856	9,929	157,867	16,363

Total	$1,335,211	$109,775	$1,308,220	$2,694,314

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,479	814	46,886	8,912
Class C	908	272	2,059	123
Class R2	673	1	98	28
Class R5	—	1	2	—
Class R6	—	4,651	2,238	131,521
Institutional Class	—	—	41,848	1,236
Select Class	79,195	569	12,556	852

Net Asset Value (a):
Class A — Redemption price per share	$15.54	$17.24	$12.23	$18.44
Class C — Offering price per share (b)	14.88	17.04	11.88	18.57
Class R2 — Offering and redemption price per share	15.19	17.21	12.04	18.29
Class R5 — Offering and redemption price per share	—	17.44	12.51	—
Class R6 — Offering and redemption price per share	—	17.45	12.51	18.91
Institutional Class — Offering and redemption price per share	—	—	12.50	19.22
Select Class — Offering and redemption price per share	15.68	17.45	12.57	19.20
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.40	$18.20	$12.91	$19.46

Cost of investments in non-affiliates	$1,271,324	$107,374	$1,333,584	$2,643,215
Cost of investments in affiliates	32,949	2,047	16,805	55,706
Cost of foreign currency	1,354	38	125	826

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$9
Interest income from affiliates	6	3	—	— (a)
Dividend income from non-affiliates	40,648	48,831	243	183,964
Dividend income from affiliates	108	222	1	123
Foreign taxes withheld	(3,676)	(3,328)	(25)	(8,460)

Total investment income	37,086	45,728	219	175,636

EXPENSES:
Investment advisory fees	11,693	22,326	48	13,872
Administration fees	1,042	1,982	4	5,688
Distribution fees:
Class A	166	747	5	— (a)
Class C	21	291	— (a)	— (a)
Class R2	—	—	—	— (a)
Shareholder servicing fees:
Class A	166	747	5	— (a)
Class C	7	97	— (a)	— (a)
Class R2	—	—	—	— (a)
Class R5 (b)	3	— (a)	— (a)	—
Institutional Class	—	305	—	—
Select Class	137	700	7	17,340
Custodian and accounting fees	852	1,465	50	638
Interest expense to affiliates	1	—	—	12
Professional fees	110	127	64	149
Trustees’ and Chief Compliance Officer’s fees	18	26	15	71
Printing and mailing costs	49	74	3	156
Registration and filing fees	92	137	61	162
Transfer agency fees (See Note 2.J.)	23	114	3	65
Sub-transfer agency fees (See Note 2.J.)	102	839	—	105
Offering costs	—	—	15	—
Other	24	41	7	81

Total expenses	14,506	30,018	287	38,339

Less fees waived	(2,073)	(4,332)	(53)	(14,867)
Less expense reimbursements	(5)	(3)	(166)	(1)

Net expenses	12,428	25,683	68	23,471

Net investment income (loss)	24,658	20,045	151	152,165

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(63,142)	(69,913)	(291)	(233,812)
Futures	3,290	1,258	(105)	11,473
Foreign currency transactions	323	(186)	(7)	77

Net realized gain (loss)	(59,529)	(68,841)	(403)	(222,262)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	132,358 (c)	346,960 (d)	811	127,187
Futures	697	—	—	(10,589)
Foreign currency translations	51	19	— (a)	(204)

Change in net unrealized appreciation/depreciation	133,106	346,979	811	116,394

Net realized/unrealized gains (losses)	73,577	278,138	408	(105,868)

Change in net assets resulting from operations	$98,235	$298,183	$559	$46,297

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(c)	Net of change in India capital gains tax of approximately $(867,000) for Emerging Economies Fund.
(d)	Net of change in India capital gains tax of approximately $(4,226,000) for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$— (a)	$1	$1
Interest income from affiliates	—		1	2	1
Dividend income from non-affiliates	467		98,535	5,141	83,132
Dividend income from affiliates	4		250	12	161
Foreign taxes withheld	(18)		(7,108)	(375)	(5,783)

Total investment income	453		91,678	4,781	77,512

EXPENSES:
Investment advisory fees	122		25,684	794	15,502
Administration fees	14		2,633	93	2,119
Distribution fees:
Class A	36		564	166	431
Class C	2		182	79	11
Class R2	—	(a)	7	1	—
Shareholder servicing fees:
Class A	36		564	166	431
Class C	1		61	26	4
Class R2	—	(a)	3	— (a)	—
Class R5	—	(a)	28	— (a)	—
Institutional Class	—		—	—	51
Select Class	7		301	90	61
Custodian and accounting fees	55		497	77	367
Interest expense to affiliates	—	(a)	4	— (a)	3
Professional fees	74		165	81	129
Trustees’ and Chief Compliance Officer’s fees	15		32	15	26
Printing and mailing costs	15		125	21	68
Registration and filing fees	60		128	59	103
Transfer agency fees (See Note 2.J.)	6		76	13	45
Sub-transfer agency fees (See Note 2.J.)	18		290	55	142
Other	6		51	10	42

Total expenses	467		31,395	1,746	19,535

Less fees waived	(136)		(3,809)	(406)	(96)
Less expense reimbursements	(212)		(7)	(2)	—

Net expenses	119		27,579	1,338	19,439

Net investment income (loss)	334		64,099	3,443	58,073

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,419		(20,832)	(9,325)	(85,077)
Futures	228		—	—	8,069
Foreign currency transactions	135		(1,457)	154	29,185

Net realized gain (loss)	5,782		(22,289)	(9,171)	(47,823)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(108)		(25,699)	1,540	(81,776)
Futures	—		—	—	386
Foreign currency translations	—	(a)	54	(117)	3,972

Change in net unrealized appreciation/depreciation	(108)		(25,645)	1,423	(77,418)

Net realized/unrealized gains (losses)	5,674		(47,934)	(7,748)	(125,241)

Change in net assets resulting from operations	$6,008		$16,165	$(4,305)	$(67,168)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016 (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7		$— (a)	$— (a)	$10
Interest income from affiliates	1		— (a)	—	1
Dividend income from non-affiliates	38,381		2,423	69,083	88,941
Dividend income from affiliates	116		9	62	155
Foreign taxes withheld	(2,933)		(203)	(5,984)	(7,037)

Total investment income	35,572		2,229	63,161	82,070

EXPENSES:
Investment advisory fees	2,151		640	11,292	14,659
Administration fees	882		75	1,544	2,003
Distribution fees:
Class A	180		26	1,580	418
Class C	115		33	207	19
Class R2	28		— (a)	8	2
Shareholder servicing fees:
Class A	180		26	1,580	418
Class C	38		11	69	7
Class R2	14		— (a)	4	1
Class R5 (b)	—		— (a)	— (a)	—
Institutional Class	—		—	1,011	31
Select Class	2,457		26	485	44
Custodian and accounting fees	189		66	223	426
Interest expense to affiliates	3		— (a)	6	5
Professional fees	143		71	131	142
Trustees’ and Chief Compliance Officer’s fees	18		15	20	25
Printing and mailing costs	65		7	226	58
Registration and filing fees	75		46	162	91
Transfer agency fees (See Note 2.J.)	58		13	52	36
Sub-transfer agency fees (See Note 2.J.)	250		12	2,175	135
Other	21		8	32	39

Total expenses	6,867		1,075	20,807	18,559

Less fees waived	(2,836)		(283)	(547)	(187)
Less expense reimbursements	—	(a)	(1)	(5)	(1)

Net expenses	4,031		791	20,255	18,371

Net investment income (loss)	31,541		1,438	42,906	63,699

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(11,238	)(c)	(4,273)	(54,223)	(12,802)
Futures	3,623		—	1,684	—
Foreign currency transactions	(110)		1,164	17,781	513

Net realized gain (loss)	(7,725)		(3,109)	(34,758)	(12,289)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(36,153)		2,170	(140,646)	(67,533)
Futures	310		—	—	—
Foreign currency translations	(51)		(1)	(2,092)	(214)

Change in net unrealized appreciation/depreciation	(35,894)		2,169	(142,738)	(67,747)

Net realized/unrealized gains (losses)	(43,619)		(940)	(177,496)	(80,036)

Change in net assets resulting from operations	$(12,078)		$498	$(134,590)	$(16,337)

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016, for International Value Fund.
(c)	Net of India capital gains tax of approximately $2,000 for International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,658	$14,254	$20,045	$19,330
Net realized gain (loss)	(59,529)	(84,340)	(68,841)	(27,573)
Change in net unrealized appreciation/depreciation	133,106	(71,084)	346,979	(380,760)

Change in net assets resulting from operations	98,235	(141,170)	298,183	(389,003)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(378)	(1,309)	(1,590)	(2,876)
Class B (a)
From net investment income	—	—	—	(3)
Class C
From net investment income	(1)	(54)	—	(188)
Class R5 (b)
From net investment income	—	(17,780)	—	—
Class R6 (c)
From net investment income	(12,736)	—	(13,982)	(14,467)
Institutional Class
From net investment income	—	—	(2,796)	(4,060)
Select Class
From net investment income	(168)	(4,910)	(1,894)	(5,672)

Total distributions to shareholders	(13,283)	(24,053)	(20,262)	(27,266)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	593,917	39,393	580,806	147,146

NET ASSETS:
Change in net assets	678,869	(125,830)	858,727	(269,123)
Beginning of period	1,100,843	1,226,673	2,265,851	2,534,974

End of period	$1,779,712	$1,100,843	$3,124,578	$2,265,851

Accumulated undistributed (distributions in excess of) net investment income	$21,844	$10,066	$19,088	$19,491

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended October 31, 2016	Period Ended October 31, 2015 (a)	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$151	$101	$152,165	$126,380
Net realized gain (loss)	(403)	(129)	(222,262)	(89,014)
Change in net unrealized appreciation/depreciation	811	(394)	116,394	101,877

Change in net assets resulting from operations	559	(422)	46,297	139,243

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(85)	(2)	— (b)	(1)
From net realized gains	—	—	—	(1)
Class C
From net investment income	(1)	(1)	—	— (b)
From net realized gains	—	—	—	(1)
Class R2
From net investment income	—	—	— (b)	— (b)
From net realized gains	—	—	—	(1)
Class R5
From net investment income	— (b)	— (b)	—	—
Class R6
From net investment income	(1)	(1)	—	—
Select Class
From net investment income	(54)	(84)	(138,054)	(71,222)
From net realized gains	—	—	—	(47,876)

Total distributions to shareholders	(141)	(88)	(138,054)	(119,102)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,465	3,203	(416,215)	3,817,424

NET ASSETS:
Change in net assets	8,883	2,693	(507,972)	3,837,565
Beginning of period	2,693	—	7,415,278	3,577,713

End of period	$11,576	$2,693	$6,907,306	$7,415,278

Accumulated undistributed (distributions in excess of) net investment income	$15	$12	$125,863	$112,183

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Global Unconstrained Equity Fund		International Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$334	$38	$64,099	$52,700
Net realized gain (loss)	5,782	482	(22,289)	(11,664)
Change in net unrealized appreciation/depreciation	(108)	(275)	(25,645)	(93,907)

Change in net assets resulting from operations	6,008	245	16,165	(52,871)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(443)	(2)	(3,550)	(3,160)
From net realized gains	(5,070)	(24)	—	—
Return of capital	(841)	—	—	—
Class B (a)
From net investment income	—	—	—	(1)
Class C
From net investment income	(4)	(2)	(328)	(332)
From net realized gains	(7)	(36)	—	—
Return of capital	(17)	—	—	—
Class R2
From net investment income	— (b)	(1)	(21)	(13)
From net realized gains	(1)	(16)	—	—
Return of capital	(1)	—	—	—
Class R5
From net investment income	— (b)	(2)	(1,103)	(1,256)
From net realized gains	— (b)	(16)	—	—
Return of capital	(1)	—	—	—
Class R6
From net investment income	— (b)	(2)	(57,230)	(36,053)
From net realized gains	— (b)	(16)	—	—
Return of capital	(1)	—	—	—
Select Class
From net investment income	(78)	(89)	(2,129)	(8,468)
From net realized gains	(590)	(887)	—	—
Return of capital	(169)	—	—	—

Total distributions to shareholders	(7,223)	(1,093)	(64,361)	(49,283)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,246	(2,043)	550,039	537,987

NET ASSETS:
Change in net assets	31	(2,891)	501,843	435,833
Beginning of period	1,641	4,532	2,922,623	2,486,790

End of period	$1,672	$1,641	$3,424,466	$2,922,623

Accumulated undistributed (distributions in excess of) net investment income	$(5)	$12	$4,945	$6,664

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,443	$2,671	$58,073	$32,441
Net realized gain (loss)	(9,171)	1,803	(47,823)	(49,185)
Change in net unrealized appreciation/depreciation	1,423	(6,667)	(77,418)	27,406

Change in net assets resulting from operations	(4,305)	(2,193)	(67,168)	10,662

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,121)	(2,802)	(362)	(1,196)
From net realized gains	(1,055)	(747)	—	—
Class B (a)
From net investment income	—	—	—	(3)
Class C
From net investment income	(297)	(160)	— (b)	(26)
From net realized gains	(151)	(30)	—	—
Class R2
From net investment income	(4)	(19)	—	—
From net realized gains	(1)	(5)	—	—
Class R5
From net investment income	(14)	(21)	—	—
From net realized gains	— (b)	(6)	—	—
Class R6 (c)
From net investment income	(1)	(1)	(13,758)	(43,134)
From net realized gains	(1)	—	—	—
Institutional Class
From net investment income	—	—	(312)	(1,208)
Select Class
From net investment income	(1,237)	(1,460)	(55)	(1,161)
From net realized gains	(534)	(342)	—	—

Total distributions to shareholders	(5,416)	(5,593)	(14,487)	(46,728)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	33,459	4,141	611,155	520,590

NET ASSETS:
Change in net assets	23,738	(3,645)	529,500	484,524
Beginning of period	110,417	114,062	2,240,370	1,755,846

End of period	$134,155	$110,417	$2,769,870	$2,240,370

Accumulated undistributed (distributions in excess of) net investment income	$248	$30	$84,841	$11,104

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,541	$21,426	$1,438	$235
Net realized gain (loss)	(7,725)	5,781	(3,109)	(835)
Change in net unrealized appreciation/depreciation	(35,894)	(31,203)	2,169	(2,078)

Change in net assets resulting from operations	(12,078)	(3,996)	498	(2,678)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,772)	(2,144)	(18)	(3)
From net realized gains	(738)	(14,822)	—	(23)
Class B (a)
From net investment income	—	(30)	—	—
From net realized gains	—	(279)	—	—
Class C
From net investment income	(316)	(384)	(3)	(1)
From net realized gains	(169)	(3,366)	—	(9)
Class R2
From net investment income	(80)	(65)	—	(1)
From net realized gains	(35)	(441)	—	(5)
Class R5
From net investment income	—	—	— (b)	(1)
From net realized gains	—	—	—	(5)
Class R6
From net investment income	—	—	(253)	(1)
From net realized gains	—	—	—	(5)
Select Class
From net investment income	(19,237)	(14,339)	—	(44)
From net realized gains	(7,017)	(90,006)	—	(267)

Total distributions to shareholders	(29,364)	(125,876)	(274)	(365)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	492,324	330,697	35,055	72,975

NET ASSETS:
Change in net assets	450,882	200,825	35,279	69,932
Beginning of period	884,329	683,504	74,496	4,564

End of period	$1,335,211	$884,329	$109,775	$74,496

Accumulated undistributed (distributions in excess of) net investment income	$28,549	$18,491	$2,550	$222

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,906	$46,749	$63,699	$41,458
Net realized gain (loss)	(34,758)	836	(12,289)	(23,971)
Change in net unrealized appreciation/depreciation	(142,738)	(132,259)	(67,747)	(9,677)

Change in net assets resulting from operations	(134,590)	(84,674)	(16,337)	7,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,469)	(17,828)	(2,746)	(1,178)
Class B (a)
From net investment income	—	(34)	—	—
Class C
From net investment income	(176)	(874)	(35)	(7)
Class R2
From net investment income	(18)	(54)	(3)	(1)
Class R6 (b)
From net investment income	(61)	(1,141)	(39,523)	—
Institutional Class
From net investment income	(19,068)	(104,543)	(210)	(23,132)
Select Class
From net investment income	(2,865)	(10,060)	(365)	(194)

Total distributions to shareholders	(29,657)	(134,534)	(42,882)	(24,512)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(971,729)	(1,126,276)	671,617	505,255

NET ASSETS:
Change in net assets	(1,135,976)	(1,345,484)	612,398	488,553
Beginning of period	2,444,196	3,789,680	2,081,916	1,593,363

End of period	$1,308,220	$2,444,196	$2,694,314	$2,081,916

Accumulated undistributed (distributions in excess of) net investment income	$57,698	$25,330	$60,413	$36,755

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$124,070	$39,047	$206,821	$141,966
Distributions reinvested	378	703	1,541	2,387
Cost of shares redeemed	(24,840)	(68,699)	(105,922)	(164,706)
Conversion from Class B Shares	—	—	—	1,651

Change in net assets resulting from Class A capital transactions	$99,608	$(28,949)	$102,440	$(18,702)

Class B (a)
Proceeds from shares issued	$—	$—	$—	$103
Distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	—	(954)
Conversion to Class A Shares	—	—	—	(1,651)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(2,499)

Class C
Proceeds from shares issued	$283	$694	$7,659	$10,799
Distributions reinvested	1	54	—	176
Cost of shares redeemed	(1,482)	(1,667)	(15,484)	(14,202)

Change in net assets resulting from Class C capital transactions	$(1,198)	$(919)	$(7,825)	$(3,227)

Class R5 (b)
Proceeds from shares issued	$79,836	$514,420	$20	$—
Distributions reinvested	—	17,780	—	—
Cost of shares redeemed	(158,991)	(1,200,435)	—	—

Change in net assets resulting from Class R5 capital transactions	$(79,155)	$(668,235)	$20	$—

Class R6 (c)
Proceeds from shares issued	$962,670	$743,085	$895,741	$600,665
Distributions reinvested	12,736	—	13,982	14,467
Cost of shares redeemed	(206,220)	(150)	(232,265)	(448,676)

Change in net assets resulting from Class R6 capital transactions	$769,186	$742,935	$677,458	$166,456

Institutional Class
Proceeds from shares issued	$—	$—	$177,616	$154,149
Distributions reinvested	—	—	1,936	2,196
Cost of shares redeemed	—	—	(138,231)	(175,383)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$41,321	$(19,038)

Select Class
Proceeds from shares issued	$21,815	$39,198	$115,950	$169,818
Distributions reinvested	86	4,292	1,651	5,148
Cost of shares redeemed	(216,425)	(48,929)	(350,209)	(150,810)

Change in net assets resulting from Select Class capital transactions	$(194,524)	$(5,439)	$(232,608)	$24,156

Total change in net assets resulting from capital transactions	$593,917	$39,393	$580,806	$147,146

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	11,197	3,271	10,198	6,573
Reinvested	36	58	84	110
Redeemed	(2,309)	(5,564)	(5,454)	(7,475)
Conversion from Class B Shares	—	—	—	76

Change in Class A Shares	8,924	(2,235)	4,828	(716)

Class B (a)
Issued	—	—	—	5
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(43)
Conversion to Class A Shares	—	—	—	(78)

Change in Class B Shares	—	—	—	(116)

Class C
Issued	28	56	402	507
Reinvested	— (b)	5	—	8
Redeemed	(145)	(141)	(822)	(691)

Change in Class C Shares	(117)	(80)	(420)	(176)

Class R5 (c)
Issued	7,225	44,196	1	—
Reinvested	—	1,470	—	—
Redeemed	(14,428)	(102,824)	—	—

Change in Class R5 Shares	(7,203)	(57,158)	1	—

Class R6 (d)
Issued	87,032	65,993	42,972	28,601
Reinvested	1,219	—	745	646
Redeemed	(18,962)	(22)	(11,576)	(19,445)

Change in Class R6 Shares	69,289	65,971	32,141	9,802

Institutional Class
Issued	—	—	8,547	6,950
Reinvested	—	—	103	98
Redeemed	—	—	(6,992)	(8,181)

Change in Institutional Class Shares	—	—	1,658	(1,133)

Select Class
Issued	2,004	3,352	5,865	7,719
Reinvested	8	355	88	231
Redeemed	(19,109)	(3,905)	(17,594)	(6,853)

Change in Select Class Shares	(17,097)	(198)	(11,641)	1,097

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(d)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Emerging Markets Equity Income Fund				Global Research Enhanced Index Fund
	Year Ended October 31, 2016		Period Ended October 31, 2015 (a)		Year Ended October 31, 2016		Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,578		$95		$—	(b)	$—
Distributions reinvested	85		2		—	(b)	2
Cost of shares redeemed	(653)		—	(b)	—		(45)

Change in net assets resulting from Class A capital transactions	$8,010		$97		$—	(b)	$(43)

Class C
Proceeds from shares issued	$57		$37		$—		$—
Distributions reinvested	1		1		—		1
Cost of shares redeemed	—	(b)	—		—		(45)

Change in net assets resulting from Class C capital transactions	$58		$38		$—		$(44)

Class R2
Proceeds from shares issued	$—		$—		$—		$—
Distributions reinvested	—		—		—	(b)	1
Cost of shares redeemed	—		—		—		(45)

Change in net assets resulting from Class R2 capital transactions	$—		$—		$—	(b)	$(44)

Class R5
Proceeds from shares issued	$—	(b)	$20		$—		$—
Distributions reinvested	—	(b)	—	(b)	—		—
Cost of shares redeemed	—	(b)	—		—		—

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$20		$—		$—

Class R6
Proceeds from shares issued	$8		$20		$—		$—
Distributions reinvested	1		1		—		—
Cost of shares redeemed	(4)		—		—		—

Change in net assets resulting from Class R6 capital transactions	$5		$21		$—		$—

Select Class
Proceeds from shares issued	$397		$2,943		$1,314,724		$4,477,297
Distributions reinvested	54		84		9,477		12,872
Cost of shares redeemed	(59)		—		(1,740,416)		(672,614)

Change in net assets resulting from Select Class capital transactions	$392		$3,027		$(416,215)		$3,817,555

Total change in net assets resulting from capital transactions	$8,465		$3,203		$(416,215)		$3,817,424

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund				Global Research Enhanced Index Fund
	Year Ended October 31, 2016		Period Ended October 31, 2015 (a)		Year Ended October 31, 2016		Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	652		7		—		—
Reinvested	7		—	(b)	—	(b)	— (b)
Redeemed	(50)		—	(b)	—		(2)

Change in Class A Shares	609		7		—	(b)	(2)

Class C
Issued	4		3		—		—
Reinvested	—	(b)	—	(b)	—		— (b)
Redeemed	—		—		—		(2)

Change in Class C Shares	4		3		—		(2)

Class R2
Reinvested	—		—		—	(b)	— (b)
Redeemed	—		—		—		(2)

Change in Class R2 Shares	—		—		—	(b)	(2)

Class R5
Issued	—		1		—		—
Reinvested	—	(b)	—	(b)	—		—

Change in Class R5 Shares	—	(b)	1		—		—

Class R6
Issued	1		1		—		—
Reinvested	—	(b)	—	(b)	—		—
Redeemed	—	(b)	—		—		—

Change in Class R6 Shares	1		1		—		—

Select Class
Issued	30		196		74,956		245,025
Reinvested	4		7		538		703
Redeemed	(4)		—		(99,095)		(36,321)

Change in Select Class Shares	30		203		(23,601)		209,407

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Global Unconstrained Equity Fund			International Equity Fund
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$121,461		$237	$110,321	$132,476
Distributions reinvested	6,351		18	3,515	1,943
Cost of shares redeemed	(126,936)		(64)	(113,970)	(86,116)
Conversion from Class B Shares	—		—	—	650

Change in net assets resulting from Class A capital transactions	$876		$191	$(134)	$48,953

Class B (a)
Proceeds from shares issued	$—		$—	$—	$16
Distributions reinvested	—		—	—	1
Cost of shares redeemed	—		—	—	(370)
Conversion to Class A Shares	—		—	—	(650)

Change in net assets resulting from Class B capital transactions	$—		$—	$—	$(1,003)

Class C
Proceeds from shares issued	$50		$311	$2,485	$8,119
Distributions reinvested	26		31	272	271
Cost of shares redeemed	(146)		(59)	(7,667)	(5,118)

Change in net assets resulting from Class C capital transactions	$(70)		$283	$(4,910)	$3,272

Class R2
Proceeds from shares issued	$—	(b)	$7	$883	$437
Distributions reinvested	—		10	10	6
Cost of shares redeemed	—	(b)	(58)	(596)	(606)

Change in net assets resulting from Class R2 capital transactions	$—	(b)	$(41)	$297	$(163)

Class R5
Proceeds from shares issued	$—	(b)	$8	$6,787	$12,066
Distributions reinvested	—		10	1,103	1,256
Cost of shares redeemed	—	(b)	(60)	(4,763)	(49,835)

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$(42)	$3,127	$(36,513)

Class R6
Proceeds from shares issued	$—		$8	$1,159,108	$643,342
Distributions reinvested	—		11	57,229	36,053
Cost of shares redeemed	—	(b)	(61)	(239,110)	(200,977)

Change in net assets resulting from Class R6 capital transactions	$—	(b)	$(42)	$977,227	$478,418

Select Class
Proceeds from shares issued	$15,051		$915	$32,905	$190,845
Distributions reinvested	803		565	1,578	7,832
Cost of shares redeemed	(15,414)		(3,872)	(460,051)	(153,654)

Change in net assets resulting from Select Class capital transactions	$440		$(2,392)	$(425,568)	$45,023

Total change in net assets resulting from capital transactions	$1,246		$(2,043)	$550,039	$537,987

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Unconstrained Equity Fund		International Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	9,129	14	8,046	8,553
Reinvested	478	1	265	124
Redeemed	(9,592)	(4)	(8,294)	(5,716)
Conversion from Class B Shares	—	—	—	40

Change in Class A Shares	15	11	17	3,001

Class B (a)
Issued	—	—	—	2
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(25)
Conversion to Class A Shares	—	—	—	(42)

Change in Class B Shares	—	—	—	(65)

Class C
Issued	3	18	189	544
Reinvested	2	2	22	18
Redeemed	(10)	(4)	(584)	(353)

Change in Class C Shares	(5)	16	(373)	209

Class R2
Issued	—	— (b)	64	30
Reinvested	—	— (b)	1	— (b)
Redeemed	—	(2)	(44)	(40)

Change in Class R2 Shares	—	(2)	21	(10)

Class R5
Issued	—	— (b)	483	767
Reinvested	—	1	81	79
Redeemed	—	(4)	(338)	(3,196)

Change in Class R5 Shares	—	(3)	226	(2,350)

Class R6
Issued	—	1	82,405	41,655
Reinvested	—	1	4,227	2,277
Redeemed	—	(5)	(16,681)	(13,127)

Change in Class R6 Shares	—	(3)	69,951	30,805

Select Class
Issued	1,096	56	2,347	12,232
Reinvested	60	33	117	491
Redeemed	(1,149)	(238)	(30,864)	(9,778)

Change in Select Class Shares	7	(149)	(28,400)	2,945

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,652	$58,461	$107,477	$136,311
Distributions reinvested	3,171	1,987	362	667
Cost of shares redeemed	(45,371)	(63,685)	(84,187)	(88,624)
Conversion from Class B Shares	—	—	—	98

Change in net assets resulting from Class A capital transactions	$5,452	$(3,237)	$23,652	$48,452

Class B (a)
Proceeds from shares issued	$—	$—	$—	$— (b)
Distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	—	(103)
Conversion to Class A Shares	—	—	—	(98)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(198)

Class C
Proceeds from shares issued	$7,012	$6,733	$469	$815
Distributions reinvested	445	188	— (b)	23
Cost of shares redeemed	(3,519)	(1,399)	(554)	(485)

Change in net assets resulting from Class C capital transactions	$3,938	$5,522	$(85)	$353

Class R2
Proceeds from shares issued	$282	$245	$—	$—
Distributions reinvested	5	24	—	—
Cost of shares redeemed	(12)	(798)	—	—

Change in net assets resulting from Class R2 capital transactions	$275	$(529)	$—	$—

Class R5
Proceeds from shares issued	$696	$1	$—	$—
Distributions reinvested	14	27	—	—
Cost of shares redeemed	(14)	(600)	—	—

Change in net assets resulting from Class R5 capital transactions	$696	$(572)	$—	$—

Class R6 (c)
Proceeds from shares issued	$1	$20	$871,518	$566,773
Distributions reinvested	2	1	13,758	43,134
Cost of shares redeemed	— (b)	— (b)	(295,100)	(114,856)

Change in net assets resulting from Class R6 capital transactions	$3	$21	$590,176	$495,051

Institutional Class
Proceeds from shares issued	$—	$—	$11,992	$16,816
Distributions reinvested	—	—	243	832
Cost of shares redeemed	—	—	(15,183)	(17,121)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(2,948)	$527

Select Class
Proceeds from shares issued	$54,317	$32,401	$8,676	$11,466
Distributions reinvested	1,598	1,227	35	899
Cost of shares redeemed	(32,820)	(30,692)	(8,351)	(35,960)

Change in net assets resulting from Select Class capital transactions	$23,095	$2,936	$360	$(23,595)

Total change in net assets resulting from capital transactions	$33,459	$4,141	$611,155	$520,590

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund			International Opportunities Fund
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	3,246		3,583	7,900	9,264
Reinvested	216		123	26	47
Redeemed	(3,069)		(4,009)	(6,175)	(6,062)
Conversion from Class B Shares	—		—	—	6

Change in Class A Shares	393		(303)	1,751	3,255

Class B (a)
Issued	—		—	—	1
Reinvested	—		—	—	— (b)
Redeemed	—		—	—	(8)
Conversion to Class A Shares	—		—	—	(6)

Change in Class B Shares	—		—	—	(13)

Class C
Issued	479		413	36	56
Reinvested	31		12	— (b)	2
Redeemed	(243)		(86)	(42)	(34)

Change in Class C Shares	267		339	(6)	24

Class R2
Issued	19		16	—	—
Reinvested	—	(b)	1	—	—
Redeemed	(1)		(48)	—	—

Change in Class R2 Shares	18		(31)	—	—

Class R5
Issued	48		—	—	—
Reinvested	1		2	—	—
Redeemed	(1)		(37)	—	—

Change in Class R5 Shares	48		(35)	—	—

Class R6 (c)
Issued	—	(b)	1	63,733	38,682
Reinvested	—	(b)	— (b)	975	2,979
Redeemed	—	(b)	—	(20,913)	(7,635)

Change in Class R6 Shares	—	(b)	1	43,795	34,026

Institutional Class
Issued	—		—	861	1,107
Reinvested	—		—	17	57
Redeemed	—		—	(1,102)	(1,144)

Change in Institutional Class Shares	—		—	(224)	20

Select Class
Issued	3,700		1,976	636	778
Reinvested	108		76	3	62
Redeemed	(2,258)		(1,921)	(596)	(2,328)

Change in Select Class Shares	1,550		131	43	(1,488)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016		Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,158	$11,729	$11,592		$6,956
Distributions reinvested	2,436	16,487	18		26
Cost of shares redeemed	(19,422)	(25,950)	(3,467)		(1,313)
Conversion from Class B Shares	—	1,210	—		—

Change in net assets resulting from Class A capital transactions	$(7,828)	$3,476	$8,143		$5,669

Class B (a)
Proceeds from shares issued	$—	$4	$—		$—
Distributions reinvested	—	305	—		—
Cost of shares redeemed	—	(612)	—		—
Conversion to Class A Shares	—	(1,210)	—		—

Change in net assets resulting from Class B capital transactions	$—	$(1,513)	$—		$—

Class C
Proceeds from shares issued	$998	$3,206	$2,759		$3,688
Distributions reinvested	467	3,601	3		10
Cost of shares redeemed	(5,171)	(5,182)	(1,551)		(334)

Change in net assets resulting from Class C capital transactions	$(3,706)	$1,625	$1,211		$3,364

Class R2
Proceeds from shares issued	$8,693	$2,346	$—		$— (b)
Distributions reinvested	28	130	—		6
Cost of shares redeemed	(1,738)	(1,185)	—	(b)	(52)

Change in net assets resulting from Class R2 capital transactions	$6,983	$1,291	$—	(b)	$(46)

Class R5
Proceeds from shares issued	$—	$—	$—		$— (b)
Distributions reinvested	—	—	—	(b)	6
Cost of shares redeemed	—	—	—	(b)	(53)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$—	(b)	$(47)

Class R6
Proceeds from shares issued	$—	$—	$75,541		$5,150
Distributions reinvested	—	—	253		6
Cost of shares redeemed	—	—	4		(53)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$75,798		$5,103

Select Class
Proceeds from shares issued	$568,584	$282,422	$7,331		$63,186
Distributions reinvested	25,196	93,786	—		311
Cost of shares redeemed	(96,905)	(50,390)	(57,428)		(4,565)

Change in net assets resulting from Select Class capital transactions	$496,875	$325,818	$(50,097)		$58,932

Total change in net assets resulting from capital transactions	$492,324	$330,697	$35,055		$72,975

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	600	687	688	387
Reinvested	157	1,007	1	2
Redeemed	(1,276)	(1,492)	(206)	(77)
Conversion from Class B Shares	—	69	—	—

Change in Class A Shares	(519)	271	483	312

Class B (a)
Issued	—	— (b)	—	—
Reinvested	—	21	—	—
Redeemed	—	(38)	—	—
Conversion to Class A Shares	—	(76)	—	—

Change in Class B Shares	—	(93)	—	—

Class C
Issued	67	196	167	208
Reinvested	32	229	— (b)	1
Redeemed	(353)	(316)	(92)	(19)

Change in Class C Shares	(254)	109	75	190

Class R2
Issued	581	141	—	—
Reinvested	2	8	—	— (b)
Redeemed	(115)	(70)	—	(2)

Change in Class R2 Shares	468	79	—	(2)

Class R5
Reinvested	—	—	— (b)	— (b)
Redeemed	—	—	—	(2)

Change in Class R5 Shares	—	—	— (b)	(2)

Class R6
Issued	—	—	4,336	301
Reinvested	—	—	15	— (b)
Redeemed	—	—	(1)	(3)

Change in Class R6 Shares	—	—	4,350	298

Select Class
Issued	37,181	16,621	438	3,408
Reinvested	1,614	5,675	—	19
Redeemed	(6,312)	(2,957)	(3,248)	(255)

Change in Select Class Shares	32,483	19,339	(2,810)	3,172

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$205,683	$371,930	$102,499	$95,968
Distributions reinvested	7,392	17,402	2,734	490
Cost of shares redeemed	(291,409)	(138,921)	(87,263)	(42,454)
Conversion from Class B Shares	—	971	—	—

Change in net assets resulting from Class A capital transactions	$(78,334)	$251,382	$17,970	$54,004

Class B (a)
Proceeds from shares issued	$—	$25	$—	$—
Distributions reinvested	—	30	—	—
Cost of shares redeemed	—	(679)	—	—
Conversion to Class A Shares	—	(971)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(1,595)	$—	$—

Class C
Proceeds from shares issued	$5,220	$11,310	$651	$1,873
Distributions reinvested	154	726	32	6
Cost of shares redeemed	(10,150)	(9,151)	(1,054)	(324)

Change in net assets resulting from Class C capital transactions	$(4,776)	$2,885	$(371)	$1,555

Class R2
Proceeds from shares issued	$765	$867	$318	$215
Distributions reinvested	8	19	3	1
Cost of shares redeemed	(1,410)	(577)	(41)	(81)

Change in net assets resulting from Class R2 capital transactions	$(637)	$309	$280	$135

Class R5 (b)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R5 capital transactions	$20	$—	$—	$—

Class R6 (c)
Proceeds from shares issued	$28,014	$2,297	$900,498	$1,949,477
Distributions reinvested	61	36	39,523	—
Cost of shares redeemed	(2,057)	(29,993)	(259,983)	(16,332)

Change in net assets resulting from Class R6 capital transactions	$26,018	$(27,660)	$680,038	$1,933,145

Institutional Class
Proceeds from shares issued	$320,955	$578,308	$3,104	$387,580
Distributions reinvested	13,888	74,288	50	22,528
Cost of shares redeemed	(1,188,471)	(1,957,791)	(27,450)	(1,897,256)

Change in net assets resulting from Institutional Class capital transactions	$(853,628)	$(1,305,195)	$(24,296)	$(1,487,148)

Select Class
Proceeds from shares issued	$57,659	$63,280	$6,578	$8,368
Distributions reinvested	1,701	4,957	221	105
Cost of shares redeemed	(119,752)	(114,639)	(8,803)	(4,909)

Change in net assets resulting from Select Class capital transactions	$(60,392)	$(46,402)	$(2,004)	$3,564

Total change in net assets resulting from capital transactions	$(971,729)	$(1,126,276)	$671,617	$505,255

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.
(c)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	17,288	27,494	5,754	4,850
Reinvested	600	1,313	148	26
Redeemed	(24,382)	(10,221)	(4,883)	(2,172)
Conversion from Class B Shares	—	69	—	—

Change in Class A Shares	(6,494)	18,655	1,019	2,704

Class B (a)
Issued	—	2	—	—
Reinvested	—	2	—	—
Redeemed	—	(49)	—	—
Conversion to Class A Shares	—	(69)	—	—

Change in Class B Shares	—	(114)	—	—

Class C
Issued	445	847	35	92
Reinvested	13	56	2	— (b)
Redeemed	(874)	(700)	(57)	(16)

Change in Class C Shares	(416)	203	(20)	76

Class R2
Issued	65	65	18	11
Reinvested	1	2	— (b)	— (b)
Redeemed	(118)	(44)	(2)	(4)

Change in Class R2 Shares	(52)	23	16	7

Class R5 (c)
Issued	2	—	—	—

Change in Class R5 Shares	2	—	—	—

Class R6 (d)
Issued	2,230	163	49,855	94,346
Reinvested	5	3	2,101	—
Redeemed	(174)	(2,138)	(13,945)	(836)

Change in Class R6 Shares	2,061	(1,972)	38,011	93,510

Institutional Class
Issued	26,460	41,907	170	19,195
Reinvested	1,108	5,511	3	1,164
Redeemed	(97,097)	(139,563)	(1,551)	(91,679)

Change in Institutional Class Shares	(69,529)	(92,145)	(1,378)	(71,320)

Select Class
Issued	4,708	4,565	354	405
Reinvested	135	365	12	5
Redeemed	(9,716)	(8,265)	(472)	(241)

Change in Select Class Shares	(4,873)	(3,335)	(106)	169

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.
(d)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economies Fund
Class A
Year Ended October 31, 2016	$11.03	$0.15		$0.46	$0.61	$(0.09)
Year Ended October 31, 2015	13.13	0.13	(g)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)
Year Ended October 31, 2013	12.88	0.19		0.67	0.86	(0.11)
Year Ended October 31, 2012	12.65	0.17		0.21	0.38	(0.15)

Class C
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (h)
Year Ended October 31, 2015	12.92	0.10	(g)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)
Year Ended October 31, 2013	12.72	0.13		0.66	0.79	(0.07)
Year Ended October 31, 2012	12.58	0.15		0.15	0.30	(0.16)

Class R5
Year Ended October 31, 2016	11.11	0.05		0.62	0.67	—
Year Ended October 31, 2015	13.22	0.20	(g)	(2.06)	(1.86)	(0.25)
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)
Year Ended October 31, 2013	12.94	0.25		0.68	0.93	(0.16)
Year Ended October 31, 2012	12.71	0.25		0.18	0.43	(0.20)

Class R6
Year Ended October 31, 2016	11.11	0.21		0.46	0.67	(0.14)
September 1, 2015 (i) through October 31, 2015	10.46	(0.02	)(g)	0.67	0.65	—

Select Class
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(g)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)
Year Ended October 31, 2013	12.91	0.21		0.70	0.91	(0.15)
Year Ended October 31, 2012	12.68	0.22		0.18	0.40	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$11.55	5.62%	$148,331	1.42%	1.42%		1.70%	72%
11.03	(14.60)	43,220	1.58	1.06	(g)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43
12.88	3.15	30,356	1.65	1.37		1.76	72

11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(g)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43
12.72	2.54	2,088	2.12	1.21		2.27	72

11.78	6.03	1,602	1.08	0.49		1.25	72
11.11	(14.20)	81,516	1.14	1.65	(g)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43
12.94	3.53	331,032	1.19	1.99		1.31	72

11.64	6.16	1,573,822	0.94	1.99		1.09	72
11.11	6.21	732,627	1.07	(0.92	)(g)	1.17	118

11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(g)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43
12.91	3.34	82,457	1.39	1.70		1.51	72

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2016	$19.53	$0.09		$2.28	$2.37	$(0.11)
Year Ended October 31, 2015	23.72	0.12	(g)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(g)	0.59	0.75	(0.08)
Year Ended October 31, 2013	22.01	0.10		1.02	1.12	(0.08)
Year Ended October 31, 2012	21.09	0.07		0.85	0.92	—

Class C
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(g)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(g)	0.57	0.62	—
Year Ended October 31, 2013	21.44	(0.01)		0.99	0.98	(0.01)
Year Ended October 31, 2012	20.65	(0.04)		0.83	0.79	—

Class R5
September 9, 2016 (h) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(g)	(4.23)	(4.01)	(0.30)
December 23, 2013 (h) through October 31, 2014	22.47	0.38	(g)	1.59	1.97	—

Institutional Class
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(g)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(g)	0.70	0.87	(0.18)
Year Ended October 31, 2013	22.65	0.20		1.04	1.24	(0.16)
Year Ended October 31, 2012	21.66	0.16		0.87	1.03	(0.04)

Select Class
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(g)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(g)	0.64	0.82	(0.05)
Year Ended October 31, 2013	22.40	0.17		1.03	1.20	(0.13)
Year Ended October 31, 2012	21.42	0.13		0.86	0.99	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$21.79	12.25%	$411,713	1.44%	0.44%		1.76%	23%
19.53	(16.95)	274,710	1.61	0.57	(g)	1.88	35
23.72	3.26	350,555	1.70	0.72	(g)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20

21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(g)	2.33	35
23.03	2.77	56,732	2.20	0.22	(g)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20

22.49	0.40	20	0.90	0.28		1.08	23

22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(g)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(g)	1.31	35
24.42	3.72	411,449	1.30	0.72	(g)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20

22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(g)	1.48	35
24.24	3.51	583,501	1.45	0.78	(g)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class A
Year Ended October 31, 2016	$12.50	$0.44	$0.76	$1.20	$(0.24)
December 12, 2014 (h) through October 31, 2015	15.00	0.45	(2.52)	(2.07)	(0.43)

Class C
Year Ended October 31, 2016	12.51	0.27	0.85	1.12	(0.19)
December 12, 2014 (h) through October 31, 2015	15.00	0.42	(2.55)	(2.13)	(0.36)

Class R5
Year Ended October 31, 2016	12.53	0.40	0.85	1.25	(0.27)
December 12, 2014 (h) through October 31, 2015	15.00	0.51	(2.53)	(2.02)	(0.45)

Class R6
Year Ended October 31, 2016	12.53	0.41	0.85	1.26	(0.27)
December 12, 2014 (h) through October 31, 2015	15.00	0.52	(2.53)	(2.01)	(0.46)

Select Class
Year Ended October 31, 2016	12.53	0.38	0.85	1.23	(0.25)
December 12, 2014 (h) through October 31, 2015	15.00	0.49	(2.53)	(2.04)	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2016 and for the period ended October 31, 2015.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)(g)

$13.46	9.76%	$8,291	1.54%	3.36%	3.29%	21%
12.50	(13.93)	86	1.57	3.72	10.55	25

13.44	9.10	94	2.05	2.15	8.18	21
12.51	(14.26)	32	2.08	3.32	12.02	25

13.51	10.15	19	1.10	3.22	9.72	21
12.53	(13.55)	17	1.14	4.05	10.84	25

13.52	10.26	24	1.05	3.32	9.33	21
12.53	(13.51)	17	1.08	4.10	10.82	25

13.51	9.96	3,148	1.30	3.05	8.02	21
12.53	(13.70)	2,541	1.33	3.85	10.36	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Year Ended October 31, 2016	$18.52	$0.35	$(0.23)	$0.12	$(0.19)	$—	$(0.19)
Year Ended October 31, 2015	18.77	0.37	(0.15)	0.22	(0.22)	(0.25)	(0.47)
Year Ended October 31, 2014	17.33	0.34	1.35	1.69	(0.15)	(0.10)	(0.25)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	2.14	2.33	—	—	—

Class C
Year Ended October 31, 2016	18.43	0.26	(0.23)	0.03	—	—	—
Year Ended October 31, 2015	18.68	0.28	(0.15)	0.13	(0.13)	(0.25)	(0.38)
Year Ended October 31, 2014	17.28	0.25	1.33	1.58	(0.08)	(0.10)	(0.18)
February 28, 2013 (g) through October 31, 2013	15.00	0.14	2.14	2.28	—	—	—

Class R2
Year Ended October 31, 2016	18.47	0.30	(0.22)	0.08	(0.09)	—	(0.09)
Year Ended October 31, 2015	18.72	0.32	(0.15)	0.17	(0.17)	(0.25)	(0.42)
Year Ended October 31, 2014	17.30	0.29	1.35	1.64	(0.12)	(0.10)	(0.22)
February 28, 2013 (g) through October 31, 2013	15.00	0.17	2.13	2.30	—	—	—

Select Class
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)(f)

$18.45	0.68%	$20	0.59%		1.95%		3.30%		35%
18.52	1.22	20	0.58		1.98		0.99		44
18.77	9.90	64	0.58		1.87		0.81		40
17.33	15.53	58	0.58	(h)	1.79	(h)	1.62	(h)(i)	25

18.46	0.16	20	1.09		1.44		3.81		35
18.43	0.73	20	1.08		1.48		1.50		44
18.68	9.27	63	1.08		1.37		1.31		40
17.28	15.20	58	1.08	(h)	1.29	(h)	2.12	(h)(i)	25

18.46	0.46	20	0.84		1.70		3.55		35
18.47	0.98	20	0.83		1.73		1.25		44
18.72	9.58	63	0.83		1.62		1.06		40
17.30	15.33	58	0.83	(h)	1.54	(h)	1.87	(h)(i)	25

18.37	0.91	6,907,246	0.34		2.19		0.55		35
18.56	1.51	7,415,218	0.33		2.06		0.56		44
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2016	$16.12	$0.27	(f)	$(0.88)	$(0.61)	$(0.30)	$(0.27)	$(0.82)	$(1.39)
Year Ended October 31, 2015	19.55	0.11	(f)	0.66	0.77	(0.31)	(3.89)	—	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	—	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	—	(0.63)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		1.56	1.73	— (i)	—	—	— (i)

Class C
Year Ended October 31, 2016	16.01	0.11	(f)	(0.79)	(0.68)	(0.22)	(0.27)	(0.82)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(f)	0.64	0.68	(0.21)	(3.89)	—	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	—	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	—	(0.56)
November 30, 2011 (h) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—	—

Class R2
Year Ended October 31, 2016	16.11	0.14	(f)	(0.79)	(0.65)	(0.13)	(0.27)	(0.82)	(1.22)
Year Ended October 31, 2015	19.49	0.08	(f)	0.65	0.73	(0.22)	(3.89)	—	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	—	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	—	(0.60)
November 30, 2011 (h) through October 31, 2012	15.00	0.13		1.56	1.69	—	—	—	—

Class R5
Year Ended October 31, 2016	16.21	0.24	(f)	(0.80)	(0.56)	(0.32)	(0.27)	(0.82)	(1.41)
Year Ended October 31, 2015	19.65	0.21	(f)	0.64	0.85	(0.40)	(3.89)	—	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	—	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	—	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.23		1.57	1.80	(0.01)	—	—	(0.01)

Class R6
Year Ended October 31, 2016	16.22	0.25	(f)	(0.80)	(0.55)	(0.35)	(0.27)	(0.82)	(1.44)
Year Ended October 31, 2015	19.66	0.21	(f)	0.66	0.87	(0.42)	(3.89)	—	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	—	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	—	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		1.57	1.81	(0.01)	—	—	(0.01)

Select Class
Year Ended October 31, 2016	16.18	0.26	(f)	(0.83)	(0.57)	(0.29)	(0.27)	(0.82)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(f)	0.64	0.83	(0.36)	(3.89)	—	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	—	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	—	(0.67)
November 30, 2011 (h) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	—	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$14.12	(3.53)%	$417	0.74%		1.95%		1.90%		1,256%
16.12	4.76	244	1.00		0.67		7.57		132
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(g)	1.37	(g)	5.36	(g)	71
16.73	11.55	56	1.35	(g)	1.14	(g)	6.89	(g)	49

14.02	(4.02)	210	1.17		0.78		11.83		1,256
16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(g)	0.87	(g)	5.85	(g)	71
16.65	11.00	56	1.85	(g)	0.65	(g)	7.38	(g)	49

14.24	(3.79)	18	0.92		1.00		13.46		1,256
16.11	4.55	20	1.46		0.45		8.67		132
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(g)	1.12	(g)	5.60	(g)	71
16.69	11.27	56	1.60	(g)	0.90	(g)	7.14	(g)	49

14.24	(3.12)	18	0.22		1.70		12.77		1,256
16.21	5.26	20	0.76		1.15		7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(g)	1.82	(g)	4.89	(g)	71
16.79	11.99	56	0.90	(g)	1.60	(g)	6.45	(g)	49

14.23	(3.10)	18	0.17		1.75		12.75		1,256
16.22	5.34	20	0.71		1.20		7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(g)	1.87	(g)	4.85	(g)	71
16.80	12.06	56	0.85	(g)	1.65	(g)	6.40	(g)	49

14.23	(3.23)	991	0.36		1.86		5.37		1,256
16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(g)	1.62	(g)	5.10	(g)	71
16.76	11.77	3,075	1.10	(g)	1.40	(g)	6.64	(g)	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Equity Fund
Class A
Year Ended October 31, 2016	$14.75	$0.22		$(0.51)	$(0.29)	$(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)
Year Ended October 31, 2014	15.92	0.37	(e)	(0.68)	(0.31)	(0.36)
Year Ended October 31, 2013	13.36	0.20		2.56	2.76	(0.20)
Year Ended October 31, 2012	12.61	0.22		0.74	0.96	(0.21)

Class C
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)
Year Ended October 31, 2014	15.20	0.26	(e)	(0.64)	(0.38)	(0.30)
Year Ended October 31, 2013	12.78	0.12		2.45	2.57	(0.15)
Year Ended October 31, 2012	12.08	0.16		0.69	0.85	(0.15)

Class R2
Year Ended October 31, 2016	14.69	0.18		(0.50)	(0.32)	(0.20)
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)
Year Ended October 31, 2014	15.87	0.30	(e)	(0.65)	(0.35)	(0.33)
Year Ended October 31, 2013	13.31	0.11		2.61	2.72	(0.16)
Year Ended October 31, 2012	12.58	0.15		0.77	0.92	(0.19)

Class R5
Year Ended October 31, 2016	14.97	0.27		(0.49)	(0.22)	(0.28)
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.44	(e)	(0.69)	(0.25)	(0.42)
Year Ended October 31, 2013	13.52	0.27		2.60	2.87	(0.26)
Year Ended October 31, 2012	12.75	0.29		0.74	1.03	(0.26)

Class R6
Year Ended October 31, 2016	14.97	0.29		(0.51)	(0.22)	(0.29)
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.45	(e)	(0.69)	(0.24)	(0.43)
Year Ended October 31, 2013	13.52	0.28		2.59	2.87	(0.26)
Year Ended October 31, 2012	12.75	0.29		0.74	1.03	(0.26)

Select Class
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)
Year Ended October 31, 2014	16.13	0.39	(e)	(0.67)	(0.28)	(0.40)
Year Ended October 31, 2013	13.52	0.23		2.61	2.84	(0.23)
Year Ended October 31, 2012	12.76	0.26		0.74	1.00	(0.24)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.25, $0.39, $0.40 and $0.34 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 1.59%, 2.40%, 2.48% and 2.08% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$14.24	(1.83)%	$216,932	1.31%	1.62%		1.49%	11%
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(e)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5

13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(e)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5

14.17	(2.08)	1,461	1.56	1.28		1.95	11
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(e)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5

14.47	(1.34)	58,836	0.86	1.93		1.02	11
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(e)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5

14.46	(1.36)	3,030,640	0.81	2.05		0.91	11
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(e)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5

14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(e)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Year Ended October 31, 2016	$15.66	$0.45	(g)	$(1.01)	$(0.56)	$(0.46)	$(0.26)	$(0.72)
Year Ended October 31, 2015	16.41	0.39	(g)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(h)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43		2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31		0.88	1.19	(0.44)	—	(0.44)

Class C
Year Ended October 31, 2016	15.59	0.38	(g)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(g)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(h)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34		2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36		0.77	1.13	(0.37)	—	(0.37)

Class R2
Year Ended October 31, 2016	15.65	0.39	(g)	(0.98)	(0.59)	(0.44)	(0.26)	(0.70)
Year Ended October 31, 2015	16.41	0.61	(g)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(h)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40		2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40		0.76	1.16	(0.40)	—	(0.40)

Class R5
Year Ended October 31, 2016	15.70	0.49	(g)	(0.98)	(0.49)	(0.53)	(0.26)	(0.79)
Year Ended October 31, 2015	16.46	0.76	(g)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(h)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51		2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50		0.76	1.26	(0.49)	—	(0.49)

Class R6
Year Ended October 31, 2016	15.69	0.51	(g)	(0.99)	(0.48)	(0.54)	(0.26)	(0.80)
January 30, 2015 (i) through October 31, 2015	15.82	0.69	(g)	(0.41)	0.28	(0.41)	—	(0.41)

Select Class
Year Ended October 31, 2016	15.70	0.46	(g)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(g)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(h)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47		2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47		0.76	1.23	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.62, $0.74 and $0.71 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 3.74%, 4.44% and 4.25% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$14.38	(3.60)%	$66,722	1.24%	3.06	%(g)	1.57%	162%
15.66	0.29	66,499	1.25	2.42	(g)	1.67	238
16.41	3.18	74,652	1.25	5.44	(h)	1.67	138
16.67	21.40	49,118	1.24	2.77		1.82	63
14.12	9.09	9,003	1.25	2.21		2.31	52

14.30	(4.09)	11,754	1.75	2.59	(g)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(g)	2.20	238
16.36	2.67	3,530	1.75	5.03	(h)	2.17	138
16.63	20.74	1,957	1.74	2.16		2.32	63
14.11	8.66	646	1.75	2.69		2.95	52

14.36	(3.84)	316	1.49	2.66	(g)	2.39	162
15.65	(0.01)	52	1.50	3.74	(g)	1.89	238
16.41	2.90	574	1.50	5.24	(h)	1.92	138
16.67	21.12	558	1.49	2.60		2.11	63
14.12	8.87	461	1.50	2.95		2.70	52

14.42	(3.14)	700	0.79	3.33	(g)	1.29	162
15.70	0.71	19	0.80	4.59	(g)	1.16	238
16.46	3.60	587	0.80	5.94	(h)	1.22	138
16.72	21.94	566	0.79	3.31		1.41	63
14.15	9.62	465	0.80	3.65		2.00	52

14.41	(3.09)	21	0.75	3.48	(g)	3.06	162
15.69	1.66	21	0.75	5.70	(g)	1.15	238

14.41	(3.31)	54,642	0.89	3.13	(g)	1.31	162
15.70	0.66	35,177	0.91	3.00	(g)	1.41	238
16.45	3.39	34,719	1.00	5.75	(h)	1.42	138
16.71	21.73	55,485	0.99	3.04		1.59	63
14.14	9.43	27,292	1.00	3.44		2.20	52

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Opportunities Fund
Class A
Year Ended October 31, 2016	$14.48	$0.25	$(0.93)	$(0.68)	$(0.03)
Year Ended October 31, 2015	14.80	0.20	(0.23)	(0.03)	(0.29)
Year Ended October 31, 2014	15.25	0.36	(0.69)	(0.33)	(0.12)
Year Ended October 31, 2013	12.45	0.25	2.83	3.08	(0.28)
Year Ended October 31, 2012	12.00	0.23	0.56	0.79	(0.34)

Class C
Year Ended October 31, 2016	14.04	0.14	(0.88)	(0.74)	— (e)
Year Ended October 31, 2015	14.41	0.10	(0.19)	(0.09)	(0.28)
Year Ended October 31, 2014	14.88	0.27	(0.66)	(0.39)	(0.08)
Year Ended October 31, 2013	12.15	0.16	2.77	2.93	(0.20)
Year Ended October 31, 2012	11.65	0.18	0.55	0.73	(0.23)

Class R6
Year Ended October 31, 2016	14.75	0.32	(0.92)	(0.60)	(0.10)
Year Ended October 31, 2015	15.13	0.26	(0.21)	0.05	(0.43)
Year Ended October 31, 2014	15.57	0.44	(0.70)	(0.26)	(0.18)
Year Ended October 31, 2013	12.69	0.32	2.88	3.20	(0.32)
Year Ended October 31, 2012	12.20	0.31	0.56	0.87	(0.38)

Institutional Class
Year Ended October 31, 2016	14.76	0.30	(0.93)	(0.63)	(0.08)
Year Ended October 31, 2015	15.13	0.24	(0.20)	0.04	(0.41)
Year Ended October 31, 2014	15.57	0.42	(0.69)	(0.27)	(0.17)
Year Ended October 31, 2013	12.69	0.31	2.88	3.19	(0.31)
Year Ended October 31, 2012	12.20	0.30	0.56	0.86	(0.37)

Select Class
Year Ended October 31, 2016	14.68	0.28	(0.93)	(0.65)	(0.03)
Year Ended October 31, 2015	15.06	0.25	(0.24)	0.01	(0.39)
Year Ended October 31, 2014	15.50	0.40	(0.69)	(0.29)	(0.15)
Year Ended October 31, 2013	12.64	0.29	2.87	3.16	(0.30)
Year Ended October 31, 2012	12.15	0.28	0.56	0.84	(0.35)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than 0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$13.77	(4.69)%	$171,940	1.29%	1.83%	1.29%	48%
14.48	(0.15)	155,397	1.31	1.34	1.43	43
14.80	(2.18)	110,667	1.23	2.39	1.24	55
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45

13.30	(5.26)	1,565	1.89	1.06	1.91	48
14.04	(0.63)	1,743	1.83	0.70	1.83	43
14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45

14.05	(4.09)	2,522,883	0.71	2.29	0.71	48
14.75	0.41	2,003,409	0.71	1.75	0.72	43
15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45

14.05	(4.25)	49,483	0.82	2.11	0.83	48
14.76	0.33	55,273	0.82	1.61	0.83	43
15.13	(1.76)	56,348	0.83	2.71	0.84	55
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45

14.00	(4.40)	23,999	1.05	1.99	1.05	48
14.68	0.13	24,548	1.00	1.71	1.01	43
15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2016	$16.54	$0.40	(e)	$(0.89)	$(0.49)	$(0.36)	$(0.15)	$(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)
Year Ended October 31, 2013	17.24	0.38		4.00	4.38	(0.42)	—	(0.42)
Year Ended October 31, 2012	16.83	0.37		0.45	0.82	(0.41)	—	(0.41)

Class C
Year Ended October 31, 2016	15.85	0.31	(e)	(0.85)	(0.54)	(0.28)	(0.15)	(0.43)
Year Ended October 31, 2015	19.68	0.33		(0.58)	(0.25)	(0.31)	(3.27)	(3.58)
Year Ended October 31, 2014	20.51	0.36		(0.56)	(0.20)	(0.29)	(0.34)	(0.63)
Year Ended October 31, 2013	16.68	0.27		3.86	4.13	(0.30)	—	(0.30)
Year Ended October 31, 2012	16.27	0.25		0.44	0.69	(0.28)	—	(0.28)

Class R2
Year Ended October 31, 2016	16.21	0.31	(e)	(0.84)	(0.53)	(0.34)	(0.15)	(0.49)
Year Ended October 31, 2015	20.07	0.37		(0.58)	(0.21)	(0.38)	(3.27)	(3.65)
Year Ended October 31, 2014	20.91	0.40		(0.54)	(0.14)	(0.36)	(0.34)	(0.70)
Year Ended October 31, 2013	17.03	0.35		3.92	4.27	(0.39)	—	(0.39)
Year Ended October 31, 2012	16.66	0.32		0.45	0.77	(0.40)	—	(0.40)

Select Class
Year Ended October 31, 2016	16.70	0.46	(e)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)
Year Ended October 31, 2013	17.36	0.40		4.06	4.46	(0.46)	—	(0.46)
Year Ended October 31, 2012	16.96	0.41		0.45	0.86	(0.46)	—	(0.46)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$15.54	(2.94)%	$69,626	0.60%	2.60	%(e)	1.02%	24%
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63
21.20	25.84	108,193	0.75	2.04		1.35	51
17.24	5.16	96,191	1.07	2.27		1.31	19

14.88	(3.41)	13,507	1.10	2.14	(e)	1.55	24
15.85	(0.77)	18,423	1.10	2.01		1.52	39
19.68	(0.93)	20,724	1.09	1.75		1.60	63
20.51	25.09	21,802	1.30	1.49		1.85	51
16.68	4.43	16,291	1.79	1.57		1.81	19

15.19	(3.22)	10,222	0.84	2.08	(e)	1.34	24
16.21	(0.50)	3,331	0.85	2.22		1.41	39
20.07	(0.66)	2,521	0.84	1.95		1.33	63
20.91	25.52	1,957	0.95	1.88		1.61	51
17.03	4.94	786	1.32	1.97		1.56	19

15.68	(2.72)	1,241,856	0.34	2.98	(e)	0.59	24
16.70	0.00 (f)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63
21.36	26.18	464,273	0.53	2.10		1.09	51
17.36	5.40	469,065	0.82	2.51		1.06	19

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2016	$17.61	$0.22	(f)(g)	$(0.55)	$(0.33)	$(0.04)	$—	$(0.04)
Year Ended October 31, 2015	18.59	0.09	(f)(g)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(h)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (j) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Year Ended October 31, 2016	17.45	0.13	(f)(g)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(f)(g)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(h)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (j) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class R2
Year Ended October 31, 2016	17.57	0.15	(f)(g)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(f)(g)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(h)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (j) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Year Ended October 31, 2016	17.75	0.27	(f)(g)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(f)(g)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(h)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (j) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Year Ended October 31, 2016	17.76	0.29	(f)(g)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(f)(g)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(h)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (j) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—

Select Class
Year Ended October 31, 2016	17.71	0.24	(f)(g)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(f)(g)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(h)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (j) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.08, $0.20, $0.22 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.48%, 1.18%, 1.23% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.24	(1.86)%	$14,034	1.24%		1.28	%(g)	1.61%		51%
17.61	3.04	5,824	1.24		0.49	(g)	2.31		42
18.59	(2.47)	351	1.32		0.98	(h)	5.09		63
20.59	22.23	83	1.32	(i)	0.89	(i)	7.99	(i)	65
17.28	15.20	58	1.32	(i)	1.17	(i)	6.99	(i)	40

17.04	(2.28)	4,626	1.74		0.75	(g)	2.14		51
17.45	2.39	3,439	1.74		(0.12	)(g)	2.79		42
18.44	(2.91)	137	1.82		0.55	(h)	6.19		63
20.47	21.61	76	1.82	(i)	0.40	(i)	8.35	(i)	65
17.20	14.67	57	1.82	(i)	0.67	(i)	7.47	(i)	40

17.21	(2.05)	20	1.49		0.87	(g)	4.37		51
17.57	2.67	20	1.51		0.19	(g)	5.11		42
18.55	(2.68)	68	1.57		0.66	(h)	6.05		63
20.53	21.92	70	1.57	(i)	0.67	(i)	8.01	(i)	65
17.24	14.93	57	1.57	(i)	0.92	(i)	7.23	(i)	40

17.44	(1.38)	20	0.80		1.57	(g)	3.59		51
17.75	3.43	20	0.81		0.89	(g)	4.43		42
18.72	(1.99)	70	0.87		1.36	(h)	5.34		63
20.69	22.76	71	0.87	(i)	1.37	(i)	7.31	(i)	65
17.35	15.67	58	0.87	(i)	1.62	(i)	6.54	(i)	40

17.45	(1.29)	81,146	0.74		1.70	(g)	1.02		51
17.76	3.48	5,335	0.74		(0.05	)(g)	2.87		42
18.73	(1.95)	70	0.82		1.41	(h)	5.29		63
20.70	22.80	71	0.82	(i)	1.42	(i)	7.26	(i)	65
17.36	15.73	58	0.82	(i)	1.67	(i)	6.49	(i)	40

17.45	(1.47)	9,929	0.89		1.41	(g)	1.35		51
17.71	3.29	59,858	0.89		0.83	(g)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(h)	5.55		63
20.64	22.49	3,925	1.07	(i)	1.17	(i)	7.52	(i)	65
17.32	15.47	3,175	1.07	(i)	1.42	(i)	6.74	(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value Fund
Class A
Year Ended October 31, 2016	$13.02	$0.23		$(0.88)	$(0.65)	$(0.14)
Year Ended October 31, 2015	14.14	0.18	(g)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(g)(h)	(1.07)	(0.60)	(0.28)
Year Ended October 31, 2013	12.18	0.22		2.91	3.13	(0.29)
Year Ended October 31, 2012	12.05	0.31		0.21	0.52	(0.39)

Class C
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(g)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(g)(h)	(1.05)	(0.67)	(0.22)
Year Ended October 31, 2013	11.84	0.16		2.83	2.99	(0.22)
Year Ended October 31, 2012	11.72	0.25		0.19	0.44	(0.32)

Class R2
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(g)	(0.81)	(0.67)	(0.43)
Year Ended October 31, 2014	14.78	0.42	(g)(h)	(1.05)	(0.63)	(0.22)
Year Ended October 31, 2013	11.99	0.18		2.88	3.06	(0.27)
Year Ended October 31, 2012	11.86	0.28		0.19	0.47	(0.34)

Class R5
September 9, 2016 (i) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(g)	(0.76)	(0.58)	(0.53)
Year Ended October 31, 2014	15.29	0.54	(g)(h)	(1.09)	(0.55)	(0.32)
Year Ended October 31, 2013	12.38	0.30		2.96	3.26	(0.35)
Year Ended October 31, 2012	12.26	0.37		0.21	0.58	(0.46)

Institutional Class
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(g)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(g)(h)	(1.09)	(0.56)	(0.32)
Year Ended October 31, 2013	12.38	0.29		2.95	3.24	(0.33)
Year Ended October 31, 2012	12.26	0.36		0.20	0.56	(0.44)

Select Class
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(g)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(g)(h)	(1.04)	(0.59)	(0.12)
Year Ended October 31, 2013	12.31	0.27		2.93	3.20	(0.32)
Year Ended October 31, 2012	12.19	0.34		0.21	0.55	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.34, $0.46, $0.45 and $0.37 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.39%, 3.06%, 2.99% and 2.44% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$12.23	(5.01)%	$573,449	1.35%	1.91%		1.43%	61%
13.02	(4.63)	695,251	1.35	1.31	(g)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(g)(h)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62

11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(g)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(g)(h)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62

12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(g)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(g)(h)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62

12.51	(0.32)	20	0.79	1.52		0.79	61

12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(g)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62

12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(g)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(g)(h)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62

12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(g)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(g)(h)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid International Fund
Class A
Year Ended October 31, 2016	$19.36	$0.40	(g)	$(0.99)	$(0.59)	$(0.33)
Year Ended October 31, 2015	19.49	0.34	(g)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(g)	(0.45)	(0.06)	(0.24)
Year Ended October 31, 2013	15.90	0.25		3.88	4.13	(0.24)
Year Ended October 31, 2012	15.32	0.25		0.49	0.74	(0.16)

Class C
Year Ended October 31, 2016	19.52	0.28	(g)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(g)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(g)	(0.52)	(0.16)	(0.13)
Year Ended October 31, 2013	16.00	0.17		3.90	4.07	(0.15)
Year Ended October 31, 2012	15.36	0.18		0.50	0.68	(0.04)

Class R2
Year Ended October 31, 2016	19.21	0.36	(g)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(g)	(0.34)	0.04	(0.14)
Year Ended October 31, 2014	19.61	0.40	(g)	(0.53)	(0.13)	(0.17)
Year Ended October 31, 2013	15.74	0.20		3.86	4.06	(0.19)
Year Ended October 31, 2012	15.21	0.19		0.50	0.69	(0.16)

Class R6
Year Ended October 31, 2016	19.84	0.49	(g)	(1.01)	(0.52)	(0.41)
May 29, 2015 (h) through October 31, 2015	21.08	0.12	(g)	(1.36)	(1.24)	—

Institutional Class
Year Ended October 31, 2016	19.83	0.41	(g)	(0.94)	(0.53)	(0.08)
Year Ended October 31, 2015	19.95	0.52	(g)	(0.34)	0.18	(0.30)
Year Ended October 31, 2014	20.23	0.49	(g)	(0.46)	0.03	(0.31)
Year Ended October 31, 2013	16.24	0.34		3.97	4.31	(0.32)
Year Ended October 31, 2012	15.66	0.33		0.50	0.83	(0.25)

Select Class
Year Ended October 31, 2016	20.13	0.46	(g)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(g)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(g)	(0.53)	(0.02)	(0.27)
Year Ended October 31, 2013	16.46	0.31		4.01	4.32	(0.27)
Year Ended October 31, 2012	15.85	0.30		0.51	0.81	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$18.44	(3.07)%	$164,327	1.25%	2.21	%(g)	1.29%	38%
19.36	0.45	152,834	1.29	1.75	(g)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(g)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46

18.57	(3.56)	2,287	1.75	1.52	(g)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(g)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(g)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46

18.29	(3.36)	503	1.50	2.02	(g)	1.75	38
19.21	0.24	227	1.52	1.91	(g)	1.69	33
19.31	(0.66)	98	1.64	2.03	(g)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46

18.91	(2.59)	2,487,086	0.71	2.65	(g)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(g)	0.74	33

19.22	(2.67)	23,748	0.82	2.19	(g)	0.83	38
19.83	0.93	51,833	0.85	2.57	(g)	0.91	33
19.95	0.13	1,474,870	0.89	2.39	(g)	1.05	48
20.23	26.90	582,599	0.97	1.88		1.14	49
16.24	5.50	303,575	1.00	2.16		1.21	46

19.20	(2.73)	16,363	0.90	2.44	(g)	1.08	38
20.13	0.80	19,292	0.97	2.04	(g)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(g)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5, Class R6* and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class C, Class R5**, Class R6, Institutional Class^ and Select Class	JPM I	Diversified
Emerging Markets Equity Income Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6*** and Select Class	JPM I	Diversified
International Opportunities Fund	Class A, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class C, Class R2 and Select Class	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class C, Class R2, Class R5**, Class R6, Institutional Class^ and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Class R6****, Institutional Class and Select Class	JPM I	Diversified

Emerging Markets Equity Income Fund commenced operations on December 12, 2014. Prior to March 27, 2015, the Fund was not publicly offered for investment.

As of October 31, 2016, Class A, Class C and Class R2 Shares of Global Research Enhanced Index Fund and Class R2 shares of the Global Unconstrained Equity Fund were not publicly offered for investment.

Prior to January 5, 2015, Class A, Class C, Class R5, Class R6 and Select Class Shares of Global Unconstrained Equity Fund were not publicly offered for investment.

*	Class R6 Shares commenced operations on September 1, 2015, for Emerging Economies Fund.
**	Class R5 Shares commenced operations on September 9, 2016, for Emerging Markets Equity Fund and International Value Fund.
***	Class R6 Shares commenced operations on January 30, 2015, for International Equity Income Fund.
****	Class R6 Shares commenced operations on May 29, 2015, for Intrepid International Fund.
^	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Emerging Markets Equity Income Fund and the International Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of Global Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$77,173	$—	$—	$77,173
Chile	9,202	—	—	9,202
China	55,298	329,034	—	384,332
Hong Kong	—	71,797	—	71,797
Hungary	—	24,958	—	24,958
India	13,918	43,464	—	57,382
Indonesia	—	4,333	—	4,333
Malaysia	14,600	9,587	—	24,187
Mexico	48,767	—	—	48,767
Poland	—	47,120	—	47,120
Russia	53,899	105,545	—	159,444
Singapore	—	11,086	—	11,086
South Africa	9,144	9,494	—	18,638
South Korea	—	336,822	—	336,822
Taiwan	31,310	174,945	—	206,255
Thailand	—	112,440	—	112,440
Turkey	—	77,243	—	77,243
United Arab Emirates	—	25,127	—	25,127

Total Common Stocks	313,311	1,382,995	—	1,696,306

Preferred Stocks
Brazil	22,249	—	—	22,249
Russia	8,408	2,201	—	10,609

Total Preferred Stocks	30,657	2,201	—	32,858

Short-Term Investment
Investment Company	36,972	—	—	36,972

Total Investments in Securities	$380,940	$1,385,196	$—	$1,766,136

Depreciation in Other Financial Instruments
Futures Contracts	$(282)	$—	$—	$(282)

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$19,667	$—	$—	$19,667
Australia	—	20,646	—	20,646
Brazil	313,393	—	—	313,393
China	180,928	327,530	—	508,458
Cyprus	5,856	—	—	5,856
Egypt	9,934	—	—	9,934
Hong Kong	31,497	167,655	—	199,152
India	149,809	476,203	—	626,012
Indonesia	—	100,714	—	100,714
Mexico	34,115	—	—	34,115
Panama	34,550	—	—	34,550
Peru	36,520	—	—	36,520
Russia	—	171,895	—	171,895
South Africa	—	410,452	—	410,452
South Korea	—	118,476	—	118,476
Switzerland	23,468	—	—	23,468
Taiwan	133,552	116,218	—	249,770
Thailand	—	43,987	—	43,987
Turkey	—	10,444	—	10,444
United States	38,370	—	—	38,370

Total Common Stocks	1,011,659	1,964,220	—	2,975,879

Preferred Stocks
Brazil	21,153	—	—	21,153
Structured Instruments
China	—	34,485	—	34,485
Warrants
Saudi Arabia	—	19,787	—	19,787
Short-Term Investment
Investment Company	91,254	—	—	91,254

Total Investments in Securities	$1,124,066	$2,018,492	$—	$3,142,558

Emerging Markets Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$1,142	$—	$—	$1,142
Chile	325	—	—	325
China	—	279	—	279
Czech Republic	—	415	—	415
Hong Kong	217	1,138	—	1,355
Hungary	—	208	—	208
Indonesia	—	136	—	136
Mexico	497	—	—	497
Russia	446	413	—	859
South Africa	250	1,420	—	1,670
South Korea	168	549	—	717
Taiwan	555	2,088	—	2,643
Thailand	23	273	—	296
Turkey	—	287	—	287
United Arab Emirates	—	160	—	160

Total Common Stocks	3,623	7,366	—	10,989

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Emerging Markets Equity Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Structured Instruments
China	$—	$224		$—		$224
Warrants
Saudi Arabia	—	165		—		165
Short-Term Investment
Investment Company	282	—		—		282

Total Investments in Securities	$3,905	$7,755		$—		$11,660

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$186,649		$—		$186,649
Austria	—	—	(a)	—		—	(a)
Belgium	23,859	10,117		—		33,976
Bermuda	11,656	—		—		11,656
Canada	255,554	—		—		255,554
China	—	220		—		220
Colombia	—	—		—	(b)	—	(b)
Denmark	—	58,137		—		58,137
Finland	—	20,831		—		20,831
France	—	284,664		—		284,664
Germany	1,291	230,210		—		231,501
Hong Kong	2,776	83,671		—		86,447
Ireland	56,832	2,203		—		59,035
Israel	6,614	—		—		6,614
Italy	—	48,312		—		48,312
Japan	—	645,333		—		645,333
Luxembourg	—	9,549		—		9,549
Netherlands	8,862	137,221		—		146,083
New Zealand	—	6,129		—		6,129
Norway	—	4,209		—		4,209
Portugal	—	5,931		—		5,931
Singapore	35,267	28,321		—		63,588
Spain	—	67,640		—		67,640
Sweden	—	51,172		—		51,172
Switzerland	47,318	207,987		—		255,305
United Kingdom	18,630	356,468		—		375,098
United States	3,909,964	15,031		—		3,924,995

Total Common Stocks	4,378,623	2,460,005		—	(b)	6,838,628

Preferred Stocks
Germany	—	28,069		—		28,069
Right
Spain	139	—		—		139
Short-Term Investment
Investment Company	17,326	—		—		17,326

Total Investments in Securities	$4,396,088	$2,488,074		$—	(b)	$6,884,162

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$23	$—	$—	$23
China	110	29	—	139
France	—	108	—	108
Germany	—	34	—	34
Hong Kong	—	19	—	19
India	17	—	—	17
Israel	72	—	—	72
Italy	—	17	—	17
Japan	—	89	—	89
Luxembourg	—	18	—	18
Netherlands	33	23	—	56
Russia	—	21	—	21
Singapore	33	—	—	33
Switzerland	35	68	—	103
United Kingdom	30	98	—	128
United States	771	—	—	771

Total Common Stocks	1,124	524	—	1,648

Total Investments in Securities	$1,124	$524	$—	$1,648

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$43,462	$—	$43,462
Belgium	60,798	—	—	60,798
China	34,205	92,160	—	126,365
Denmark	—	36,116	—	36,116
France	—	398,619	—	398,619
Germany	—	215,914	—	215,914
Hong Kong	—	162,405	—	162,405
India	38,855	—	—	38,855
Indonesia	—	27,275	—	27,275
Israel	29,873	—	—	29,873
Japan	—	811,990	—	811,990
Netherlands	21,528	191,740	—	213,268
South Africa	—	36,245	—	36,245
South Korea	—	89,222	—	89,222
Switzerland	—	358,311	—	358,311
Taiwan	45,570	—	—	45,570
United Kingdom	—	612,136	—	612,136
United States	—	24,900	—	24,900

Total Common Stocks	230,829	3,100,495	—	3,331,324

Preferred Stock
Germany	—	43,587	—	43,587
Short-Term Investment
Investment Company	36,620	—	—	36,620

Total Investments in Securities	$267,449	$3,144,082	$—	$3,411,531

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$2,527	$—	$2,527
Belgium	4,725	—	—	4,725
Canada	4,977	—	—	4,977
China	—	1,219	—	1,219
Czech Republic	—	3,378	—	3,378
Denmark	—	3,467	—	3,467
Finland	—	3,769	—	3,769
France	—	9,448	—	9,448
Germany	—	12,208	—	12,208
Hong Kong	1,582	1,606	—	3,188
Israel	—	2,361	—	2,361
Japan	3,338	7,857	—	11,195
Netherlands	—	12,663	—	12,663
New Zealand	—	1,427	—	1,427
Norway	—	2,113	—	2,113
Russia	—	8,154	—	8,154
Switzerland	—	4,070	—	4,070
Taiwan	4,730	1,415	—	6,145
United Kingdom	3,190	30,791	—	33,981

Total Common Stocks	22,542	108,473	—	131,015

Short-Term Investment
Investment Company	2,567	—	—	2,567

Total Investments in Securities	$25,109	$108,473	$—	$133,582

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3	$—	$3

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(116)	$—	$(116)

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$101,890	$—	$101,890
Belgium	56,617	—	—	56,617
China	—	13,963	—	13,963
Denmark	—	92,296	—	92,296
Finland	—	38,480	—	38,480
France	—	338,464	—	338,464
Germany	—	230,769	—	230,769
Hong Kong	—	61,857	—	61,857
India	29,371	—	—	29,371
Italy	—	99,436	—	99,436
Japan	—	710,923	—	710,923
Netherlands	—	158,373	—	158,373
Norway	—	43,920	—	43,920
Spain	—	12,122	—	12,122
Sweden	—	34,261	—	34,261
Switzerland	—	155,234	—	155,234
United Kingdom	—	425,734	—	425,734
United States	—	41,599	—	41,599

Total Common Stocks	85,988	2,559,321	—	2,645,309

Preferred Stocks
Germany	—	35,934	—	35,934
Short-Term Investment
Investment Company	72,806	—	—	72,806

Total Investments in Securities	$158,794	$2,595,255	$—	$2,754,049

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$17,384	$—	$17,384
Futures Contracts	—	601	—	601

Total Appreciation in Other Financial Instruments	$—	$17,985	$—	$17,985

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(14,045)	$—	$(14,045)
Futures Contracts	—	(215)	—	(215)

Total Depreciation in Other Financial Instruments	$—	$(14,260)	$—	$(14,260)

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$85,448	$—	(b)	$85,448
Belgium	13,955	—	—		13,955
Denmark	—	10,985	—		10,985
Finland	—	26,289	—		26,289
France	—	139,327	—		139,327
Germany	—	119,777	—		119,777
Hong Kong	—	36,963	—		36,963
Ireland	5,161	—	—		5,161
Israel	10,141	—	—		10,141
Italy	—	31,358	—		31,358
Japan	1,800	304,643	—		306,443
Luxembourg	—	6,995	—		6,995
Netherlands	—	80,365	—		80,365
New Zealand	—	4,976	—		4,976
Portugal	—	4,027	—		4,027
Singapore	—	10,432	—		10,432
Spain	—	28,302	—		28,302
Sweden	—	16,417	—		16,417
Switzerland	—	126,833	—		126,833
United Kingdom	—	203,752	—		203,752
United States	—	11,218	—		11,218

Total Common Stocks	31,057	1,248,107	—	(b)	1,279,164

Preferred Stocks
Germany	—	13,835	—		13,835
Rights
Spain	64	—	—		64
Short-Term Investment
Investment Company	32,949	—	—		32,949

Total Investments in Securities	$64,070	$1,261,942	$—	(b)	$1,326,012

Appreciation in Other Financial Instruments
Futures Contracts	$—	$698	$—		$698

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$2,901	$—	$—	$2,901
Canada	4,953	—	—	4,953
China	5,158	5,794	—	10,952
Denmark	—	2,176	—	2,176
Finland	—	4,332	—	4,332
France	—	2,227	—	2,227
Germany	—	3,872	—	3,872
Hong Kong	—	9,347	—	9,347
India	2,358	—	—	2,358
Israel	3,034	—	—	3,034
Italy	—	1,402	—	1,402
Japan	—	8,299	—	8,299
Netherlands	1,288	10,275	—	11,563
South Africa	—	1,867	—	1,867
South Korea	—	1,591	—	1,591
Switzerland	—	13,194	—	13,194
Taiwan	2,241	—	—	2,241
United Kingdom	—	19,607	—	19,607
United States	—	1,912	—	1,912

Total Common Stocks	21,933	85,895	—	107,828

Short-Term Investment
Investment Company	2,047	—	—	2,047

Total Investments in Securities	$23,980	$85,895	$—	$109,875

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$53,120	$—	$53,120
Belgium	13,045	13,724	—	26,769
Canada	12,437	—	—	12,437
Chile	7,574	—	—	7,574
China	—	12,886	—	12,886
Denmark	—	7,799	—	7,799
Finland	—	30,118	—	30,118
France	—	206,694	—	206,694
Germany	—	104,134	—	104,134
Hong Kong	—	26,312	—	26,312
Ireland	6,679	—	—	6,679
Israel	18,673	—	—	18,673
Italy	—	48,233	—	48,233
Japan	—	311,046	—	311,046
Luxembourg	—	14,356	—	14,356
Netherlands	—	93,253	—	93,253
Norway	—	16,215	—	16,215
South Korea	—	12,531	—	12,531
Spain	—	15,637	—	15,637
Sweden	—	24,591	—	24,591
Switzerland	—	60,268	—	60,268
United Kingdom	—	173,453	—	173,453
United States	—	16,134	—	16,134

Total Common Stocks	58,408	1,240,504	—	1,298,912

Short-Term Investment
Investment Company	16,805	—	—	16,805

Total Investments in Securities	$75,213	$1,240,504	$—	$1,315,717

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$6,930	$—	$6,930

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,369)	$—	$(7,369)

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$180,225	$—	$180,225
Austria	—	7,635	—	7,635
Belgium	10,411	17,637	—	28,048
China	—	8,718	—	8,718
Denmark	—	61,790	—	61,790
Finland	—	19,863	—	19,863
France	—	303,304	—	303,304
Germany	—	201,751	—	201,751
Hong Kong	—	90,905	—	90,905
India	9,822	—	—	9,822
Indonesia	11,138	—	—	11,138
Ireland	—	8,847	—	8,847
Israel	13,153	—	—	13,153
Italy	—	33,580	—	33,580
Japan	—	645,073	—	645,073
Luxembourg	—	11,487	—	11,487
Netherlands	—	113,674	—	113,674
Norway	—	28,920	—	28,920
Portugal	—	6,412	—	6,412
Singapore	—	13,881	—	13,881
South Korea	10,523	—	—	10,523
Spain	—	56,538	—	56,538
Sweden	—	71,745	—	71,745
Switzerland	—	227,978	—	227,978
Taiwan	12,275	—	—	12,275
United Kingdom	—	412,254	—	412,254
United States	—	27,788	—	27,788

Total Common Stocks	67,322	2,550,005	—	2,617,327

Preferred Stocks
Germany	—	12,450	—	12,450
Short-Term Investment
Investment Company	55,706	—	—	55,706

Total Investments in Securities	$123,028	$2,562,455	$—	$2,685,483

(a)	Amount rounds to less than 500.
(b)	Value is zero.

For the Emerging Economies Fund and Intrepid International Fund the transfers from level 1 to level 2 in the amounts of approximately $25,117,000 and $26,193,000, respectively, are due to applying the fair value factors to certain securities during the year ended October 31, 2016.

For the Emerging Markets Equity Fund and Emerging Markets Equity Income Fund the transfers from level 1 to level 2 in the amounts of approximately $26,270,000 and $88,000, respectively, and the transfers from level 2 to level 1 in the amounts of approximately $25,558,000 and $61,000, respectively, are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2016.

For the Global Research Enhanced Index Fund and International Research Enhanced Equity Fund there were no significant transfers among any levels during the year ended October 31, 2016.

For the Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Unconstrained Equity Fund and International Value Fund there were no transfers among any levels during the year ended October 31, 2016.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of October 31, 2016, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Futures Contracts — Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Opportunities Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2016 (amounts in thousands):

	Emerging Economies Fund	Emerging Markets Equity Fund		Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund		Global Unconstrained Equity Fund		International Opportunities Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$18,061	$44,955	(a)	$502	(b)	$87,241	(c)	$129,611	(d)	$14,839	$27,866	$4,256
Ending Notional Balance Long	22,949	—		—		—		—		70,537	26,645	—

(a)	For the period from August 1, 2016 to August 31, 2016.
(b)	For the period from September 1, 2016 to September 30, 2016.
(c)	For the period from November 1, 2015 to March 31, 2016.
(d)	For the period from March 1, 2016 to March 31, 2016.

D. Forward Foreign Currency Exchange Contracts — International Equity Income Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of October 31, 2016, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2016 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:	International Equity Income Fund	International Opportunities Fund	International Value Fund
Average Settlement Value Purchased	$5,834	$478,295	$386,008
Average Settlement Value Sold	3,853	425,246	349,244
Ending Settlement Value Purchased	7,363	505,336	249,732
Ending Settlement Value Sold	6,470	407,071	221,603

The Funds’ forward foreign currency contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Economies Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(282)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Equity Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$3

Gross Liabilities:
Foreign exchange contracts	Payables	$(116)

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$601	$—	$601
Foreign exchange contracts	Receivables	—	17,384	17,384

Total		$601	$17,384	$17,985

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(215)	$—	$(215)
Foreign exchange contracts	Payables	—	(14,045)	(14,045)

Total		$(215)	$(14,045)	$(14,260)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2016 (amounts in thousands):

International Opportunities Fund

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$789	$—	$—	$789
Citibank, N.A.	2,709	(531)	—	2,178
Goldman Sachs International	815	(815)	—	—
Merrill Lynch International	315	(315)	—	—
Morgan Stanley	1,202	(1,202)		—
Standard Chartered Bank	10,644	(113)	—	10,531
State Street Corp.	890	(19)	—	871
TD Bank Financial Group	20	(20)	—	—

	$17,384	$(3,015)	$—	$14,369

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$81	$—	$—	$81
Citibank, N.A.	531	(531)	—	—
Goldman Sachs International	4,067	(815)	—	3,252
Merrill Lynch International	1,142	(315)		827
Morgan Stanley	4,609	(1,202)	—	3,407
Royal Bank of Canada	705	—	—	705
Standard Chartered Bank	113	(113)	—	—
State Street Corp.	19	(19)		—
TD Bank Financial Group	2,778	(20)	—	2,758

	$14,045	$(3,015)	$—	$11,030

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$698

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$6,930

Gross Liabilities:
Foreign exchange contracts	Payables	$(7,369)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2016 (amounts in thousands):

International Value Fund

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$367	$(99)	$—	$268
BNP Paribas	68	—	—	68
Citibank, N.A.	1,692	(409)	—	1,283
Credit Suisse International	2,512	(905)	—	1,607
Deutsche Bank AG	46	(46)	—	—
Goldman Sachs International	174	(174)	—	—
HSBC Bank, N.A.	567	(255)	—	312
Morgan Stanley	540	—	—	540
Societe Generale	217	—	—	217
Standard Chartered Bank	354	(354)	—	—
State Street Corp.	335	(335)	—	—
TD Bank Financial Group	58	—	—	58

	$6,930	$(2,577)	$—	$4,353

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$99	$(99)	$—	$—
Citibank, N.A.	409	(409)	—	—
Credit Suisse International	905	(905)	—	—
Deutsche Bank AG	754	(46)	—	708
Goldman Sachs International	416	(174)	—	242
HSBC Bank, N.A.	255	(255)	—	—
Merrill Lynch International	1,216	—	—	1,216
Royal Bank of Canada	288	—	—	288
Standard Chartered Bank	2,404	(354)	—	2,050
State Street Corp.	623	(335)	—	288

	$7,369	$(2,577)	$—	$4,792

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2016, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,290

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$697

Emerging Markets Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,258

Emerging Markets Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(105)

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$11,473

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(10,589)

Global Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$228

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$240

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(113)

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$8,069	$—	$8,069
Foreign exchange contracts	—	30,000	30,000

	$8,069	$30,000	$38,069

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$386	$—	$386
Foreign exchange contracts	—	4,056	4,056

	$386	$4,056	$4,442

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts
Equity contracts	$3,623

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$310

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,684	$—	$1,684
Foreign exchange contracts	—	18,395	$18,395

	$1,684	$18,395	$20,079

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(2,175)

The Funds’ derivatives contracts held at October 31, 2016 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Emerging Markets Equity Fund and Emerging Markets Equity Income Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Funds will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates or other entities and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments.

The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Funds to counterparty risk.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Offering and Organizational Costs — Total offering costs of approximately $121,000 incurred in connection with the offering of shares of Emerging Markets Equity Income Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. For the year ended October 31, 2016, total offering costs amortized were approximately $14,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2016 are as follows (amounts in thousands):

	Class A	Class C		Class R2		Class R5		Class R6		Institutional Class	Select Class		Total
Emerging Economies Fund
Transfer agency fees	$6	$2		n/a		$1		$9		n/a	$5		$23
Sub-transfer agency fees	76	5		n/a		2		—		n/a	19		102

Emerging Markets Equity Fund
Transfer agency fees	59	10		n/a		—		14		$14	17		114
Sub-transfer agency fees	455	55		n/a		—		—		89	240		839

Emerging Markets Equity Income Fund
Transfer agency fees	2	1		n/a		—	(a)	—	(a)	n/a	—	(a)	3
Sub-transfer agency fees	—	—		n/a		—		—		n/a	—		—

Global Research Enhanced Index Fund
Transfer agency fees	1	—	(a)	$—	(a)	n/a		n/a		n/a	64		65
Sub-transfer agency fees	—	—		—		n/a		n/a		n/a	105		105

Global Unconstrained Equity Fund
Transfer agency fees	3	1		—	(a)	—	(a)	—	(a)	n/a	2		6
Sub-transfer agency fees	16	—	(a)	—		—		—		n/a	2		18

International Equity Fund
Transfer agency fees	33	7		1		1		22		n/a	12		76
Sub-transfer agency fees	145	29		4		30		—		n/a	82		290

International Equity Income Fund
Transfer agency fees	4	3		1		1		—	(a)	n/a	4		13
Sub-transfer agency fees	33	8		—	(a)	—		—		n/a	14		55

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Class A	Class C	Class R2		Class R5			Class R6		Institutional Class	Select Class	Total

International Opportunities Fund
Transfer agency fees	$15	$2	$	n/a	$	n/a		$17		$2	$9	$45
Sub-transfer agency fees	121	2		n/a		n/a		—		6	13	142

International Research Enhanced Equity Fund
Transfer agency fees	39	4		3		n/a		n/a		n/a	12	58
Sub-transfer agency fees	94	30		11		n/a		n/a		n/a	115	250

International Unconstrained Equity Fund
Transfer agency fees	5	3		$1		—	(a)	—	(a)	n/a	4	13
Sub-transfer agency fees	6	2		—		—		—		n/a	4	12

International Value Fund
Transfer agency fees	29	4		1		—		1		$9	8	52
Sub-transfer agency fees	1,253	46		6		—		—		799	71	2,175

Intrepid International Fund
Transfer agency fees	10	1		1		n/a		19		3	2	36
Sub-transfer agency fees	112	2		1		n/a		—		1	19	135

(a)	Amount rounds to less than 500.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Certain Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from the Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—	$403	$(403)
Emerging Markets Equity Fund	—	(186)	186
Emerging Markets Equity Income Fund	—	(7)	7
Global Research Enhanced Index Fund	—	(431)	431
Global Unconstrained Equity Fund	—	174	(174)
International Equity Fund	—	(1,457)	1,457
International Equity Income Fund	—	449	(449)
International Opportunities Fund	—	30,151	(30,151)
International Research Enhanced Equity Fund	—	(78)	78
International Unconstrained Equity Fund	—	1,164	(1,164)
International Value Fund	(35,803)	19,119	16,684
Intrepid International Fund	(281,157)	2,841	278,316

The reclassifications for the Funds relate primarily to foreign currency gains or losses, expiration of capital loss carryforwards, return of capital distributions and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund*	0.85%
Emerging Markets Equity Fund*	0.85
Emerging Markets Equity Income Fund	1.00
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70
International Equity Fund**	0.80
International Equity Income Fund	0.70
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70
International Value Fund	0.60
Intrepid International Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

*	Prior to May 20, 2016 the Investment Advisory fee for the Emerging Economies Fund and the Emerging Markets Equity Fund was 1.00%.
**	Effective November 1, 2016 the Investment Advisory fee for the International Equity Fund was reduced to 0.70%.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Emerging Economies Fund	0.25%	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75	n/a
Emerging Markets Equity Income Fund	0.25	0.75	n/a
Global Research Enhanced Index Fund	0.25	0.75	0.50%
Global Unconstrained Equity Fund	0.25	0.75	0.50
International Equity Fund	0.25	0.75	0.50
International Equity Income Fund	0.25	0.75	0.50
International Opportunities Fund	0.25	0.75	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.50
International Unconstrained Equity Fund	0.25	0.75	0.50
International Value Fund	0.25	0.75	0.50
Intrepid International Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$4		$—
Emerging Markets Equity Fund	85		—	(a)
Emerging Markets Equity Income Fund	—	(a)	—
Global Unconstrained Equity Fund	1		—
International Equity Fund	13		—	(a)
International Equity Income Fund	40		—	(a)
International Opportunities Fund	4		—	(a)
International Research Enhanced Equity Fund	4		—	(a)
International Unconstrained Equity Fund	15		—	(a)
International Value Fund	289		1
Intrepid International Fund	2		—

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25	n/a	0.05	0.10%	0.25
Emerging Markets Equity Income Fund	0.25	0.25	n/a	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	0.25	0.25%	n/a	n/a	0.25
Global Unconstrained Equity Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Income Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Opportunities Fund	0.25	0.25	n/a	n/a	0.10	0.25
International Research Enhanced Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25
International Unconstrained Equity Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.05	0.10	0.25
Intrepid International Fund	0.25	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Emerging Economies Fund*	1.35%	1.85%	n/a	0.95%	0.85%	n/a	1.10%
Emerging Markets Equity Fund**	1.35	1.85	n/a	0.95	0.85	0.95%	1.10
Emerging Markets Equity Income Fund	1.55	2.05	n/a	1.10	1.05	n/a	1.30
Global Research Enhanced Index Fund	0.59	1.09	0.84%	n/a	n/a	n/a	0.34
Global Unconstrained Equity Fund***	0.75	1.25	1.00	0.30	0.25	n/a	0.40
International Equity Fund	1.31	1.81	1.56	0.86	0.81	n/a	1.06
International Equity Income Fund	1.25	1.75	1.50	0.80	0.75	n/a	0.90
International Opportunities Fund****	1.31	1.92	n/a	n/a	0.81	0.91	1.06
International Research Enhanced Equity Fund	0.60	1.10	0.85	n/a	n/a	n/a	0.35
International Unconstrained Equity Fund	1.25	1.75	1.50	0.80	0.75	n/a	0.90
International Value Fund	1.35	1.85	1.60	0.95	0.85	0.95	1.10
Intrepid International Fund	1.25	1.75	1.50	n/a	0.75	0.85	0.90

*	Prior to May 20, 2016, the contractual expense limitations for Emerging Economies Fund were 1.55%, 2.05%, 1.10%, 1.05% and 1.30% for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively.

**	Prior to May 20, 2016, the contractual expense limitations for Emerging Markets Equity Fund were 1.55%, 2.05%, 1.05%, 1.15% and 1.30% for Class A, Class C, Class R6, Institutional Class and Select Class Shares, respectively.

***	The expense limitation agreement was in effect for the year ended October 31, 2016, and is in effect through May 31, 2017. Thereafter, the contractual expense limitation will be 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

****	The expense limitation is in place until October 31, 2018.

Effective November 1, 2016, the contractual expense limitation for International Equity Fund were reduced to 1.24%, 1.74%, 1.49%, 0.84%, 0.74% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively until at least May 31, 2017.

Effective November 1, 2016 the contractual expense limitation for International Opportunities Fund were reduced to 1.24%, 1.74%, 0.74% and 0.99% for Class A, Class C, Class R6 and Select Class Shares, respectively until at least May 31, 2017.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2016 and are in place until February 28, 2017.

For the year ended October 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total		Contractual Reimbursements
Emerging Economies Fund	$1,139	$759	$113		$2,011		$5
Emerging Markets Equity Fund	1,968	1,312	932		4,212		3
Emerging Markets Equity Income Fund	48	3	2		53		166
Global Research Enhanced Index Fund	8,974	5,688	81		14,743		1
Global Unconstrained Equity Fund	26	14	6		46		212
International Equity Fund	2,003	1,332	334		3,669		7
International Equity Income Fund	249	93	57		399		2
International Opportunities Fund	—	—	—	(a)	—	(a)	—
International Research Enhanced Equity Fund	1,683	882	211		2,776		—	(a)
International Unconstrained Equity Fund	168	75	34		277		1
International Value Fund	—	—	501		501		5
Intrepid International Fund	—	—	97		97		1

(a)	Amount rounds to less than 500.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Voluntary Waivers
	Investment Advisory	Total
Global Unconstrained Equity Fund	$87	$87

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2016 were as follows (amounts in thousands):

Emerging Economies Fund	$62
Emerging Markets Equity Fund	120
Emerging Markets Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	124
Global Unconstrained Equity Fund	3
International Equity Fund	140
International Equity Income Fund	7
International Opportunities Fund	96
International Research Enhanced Equity Fund	60
International Unconstrained Equity Fund	6
International Value Fund	46
Intrepid International Fund	90

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2016, International Equity Income Fund and International Unconstrained Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economies Fund	$3
Emerging Markets Equity Fund	4
Emerging Markets Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	15
Global Unconstrained Equity Fund	2
International Equity Fund	20
International Equity Income Fund	1
International Opportunities Fund	42
International Research Enhanced Equity Fund	5
International Unconstrained Equity Fund	2
International Value Fund	21
Intrepid International Fund	22

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,509,781	$895,020
Emerging Markets Equity Fund	1,073,184	532,748
Emerging Markets Equity Income Fund	9,118	999
Global Research Enhanced Index Fund	2,397,005	2,611,719
Global Unconstrained Equity Fund	138,393	143,712
International Equity Fund	865,695	342,320
International Equity Income Fund	210,263	177,562
International Opportunities Fund	1,860,042	1,198,244
International Research Enhanced Equity Fund	720,207	248,259
International Unconstrained Equity Fund	82,387	45,728
International Value Fund	1,146,952	2,046,839
Intrepid International Fund	1,545,140	901,162

During the year ended October 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,666,022	$189,111	$88,997	$100,114
Emerging Markets Equity Fund	2,759,960	559,665	177,067	382,598
Equity Markets Equity Income Fund	11,266	740	346	394
Global Research Enhanced Index Fund	6,431,078	817,566	364,482	453,084
Global Unconstrained Equity Fund	1,700	69	121	(52)
International Equity Fund	3,246,440	522,648	357,557	165,091
International Equity Income Fund	130,818	7,544	4,780	2,764
International Opportunities Fund	2,707,134	249,436	202,521	46,915
International Research Enhanced Equity Fund	1,316,619	131,448	122,055	9,393
International Unconstrained Equity Fund	109,796	8,567	8,488	79
International Value Fund	1,358,600	76,642	119,525	(42,883)
Intrepid International Fund	2,708,447	217,097	240,061	(22,964)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Emerging Economies Fund	$13,283	$—	$—	$13,283
Emerging Markets Equity Fund	20,262	—	—	20,262
Emerging Markets Equity Income Fund	141	—	—	141
Global Research Enhanced Index Fund	138,054	—	—	138,054
Global Unconstrained Equity Fund	5,669	524	1,030	7,223
International Equity Fund	64,361	—	—	64,361
International Equity Income Fund	3,670	1,746	—	5,416
International Opportunities Fund	14,487	—	—	14,487
International Research Enhanced Equity Fund	21,405	7,959	—	29,364
International Unconstrained Equity Fund	274	—	—	274
International Value Fund	29,657	—	—	29,657
Intrepid International Fund	42,882	—	—	42,882

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$24,053	$—	$24,053
Emerging Markets Equity Fund	27,266	—	27,266
Emerging Markets Equity Income Fund	88	—	88
Global Research Enhanced Index Fund	101,093	18,009	119,102
Global Unconstrained Equity Fund	414	679	1,093
International Equity Fund	49,283	—	49,283
International Equity Income Fund	4,463	1,130	5,593
International Opportunities Fund	46,728	—	46,728
International Research Enhanced Equity Fund	21,518	104,358	125,876
International Unconstrained Equity Fund	135	230	365
International Value Fund	134,534	—	134,534
Intrepid International Fund	24,512	—	24,512

*	Short-term gains are treated as ordinary income for income tax purposes.

At October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$22,466	$(240,682)	$99,314
Emerging Markets Equity Fund	19,137	(97,872)	377,980
Emerging Markets Equity Income Fund	18	(501)	394
Global Research Enhanced Index Fund	133,184	(236,628)	452,481
Global Unconstrained Equity Fund	—	—	(53)
International Equity Fund	8,174	(41,407)	164,720
International Equity Income Fund	488	(9,342)	2,754
International Opportunities Fund	94,751	(109,971)	47,298
International Research Enhanced Equity Fund	31,206	(3,153)	9,358
International Unconstrained Equity Fund	2,553	(4,719)	78
International Value Fund	59,157	(376,555)	(43,707)
Intrepid International Fund	64,358	(297,270)	(23,317)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, investments in PFICs, trustee deferred compensation and mark to market of forward foreign currency contracts.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2017	2018	2019	Total
Emerging Economies Fund	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	4,903	—	—	4,903
International Equity Fund	—	4,532	3,312	7,844
International Opportunities Fund	—	—	5,449	5,449
International Value Fund	241,545	63,767	—	305,312
Intrepid International Fund	250,971	—	—	250,971

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

At October 31, 2016, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Economies Fund	$146,542		$75,520
Emerging Markets Equity Fund	10,629		82,340
Emerging Markets Equity Income Fund	183	*	318	*
Global Research Enhanced Index Fund	104,492		132,136
International Equity Fund	—		33,563
International Equity Income Fund	8,624		718
International Opportunities Fund	82,645		21,877
International Research Enhanced Equity Fund	2,467		686
International Unconstrained Equity Fund	3,639		1,080
International Value Fund	71,243		—
Intrepid International Fund	46,299		—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended October 31, 2016, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

International Equity Fund	$1,547

During the year ended October 31, 2016, the following Funds had expired capital loss carryforwards as follows (amounts in thousands):

International Value Fund	$35,803
Intrepid International Fund	281,157

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2016. Average borrowings from the Facility for the year ended October 31, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$26,124	0.36%	5	$1
Global Research Enhanced Index Fund	10,348	0.49	6	1
International Value Fund	12,220	0.40	7	1
Intrepid International Fund	26,338	0.38	7	2

In addition, effective August 16, 2016, the Trusts along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

As of October 31, 2016, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	n/a	71.6%
Emerging Markets Equity Fund	n/a	50.1
International Equity Fund	n/a	71.2
International Opportunities Fund	n/a	87.8
International Research Enhanced Equity Fund	53.2%	n/a
International Unconstrained Equity Fund	68.9	n/a
Intrepid International Fund	n/a	89.3

As of October 31, 2016, the following Funds had individual shareholder accounts and/or omnibus accounts which collectively represented the following percentage of each Fund’s net assets:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Non-affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Income Fund	4	24.6%	1	58.9%
Global Research Enhanced Index Fund	1	87.3	n/a	n/a
Global Unconstrained Equity Fund	1	16.5	1	17.3
International Equity Income Fund	n/a	n/a	8	47.3
International Research Enhanced Equity Fund	3	18.3	1	17.3
International Value Fund	n/a	n/a	9	69.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

As of October 31, 2016, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	Hong Kong	India	Japan
Emerging Economies Fund	—%	21.8%	—%	—%	—%	—%	—%
Emerging Markets Equity Fund	10.6	17.3	—	—	—	19.9	—
Emerging Markets Equity Income Fund	—	—	—	—	11.6	—	—
International Equity Fund	—	—	11.7	—	—	—	23.8
International Opportunities Fund	—	—	12.3	—	—	—	25.8
International Research Enhanced Equity Fund	—	—	10.5	10.1	—	—	23.1
International Unconstrained Equity Fund	—	10.0	—	—	—	—	—
International Value Fund	—	—	15.7	—	—	—	23.6
Intrepid International Fund	—	—	11.3	—	—	—	24.0

	Netherlands	South Africa	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	—%	—%	19.1%	—%	11.7%	—%
Emerging Markets Equity Fund	—	13.1	—	—	—	—
Emerging Markets Equity Income Fund	—	14.3	—	—	22.7	—
International Equity Fund	—	—	—	10.5	—	17.9
International Equity Income Fund	—	—	—	—	—	25.4
International Opportunities Fund	—	—	—	—	—	15.5
International Research Enhanced Equity Fund	—	—	—	—	—	15.4
International Unconstrained Equity Fund	10.5	—	—	12.0	—	17.8
International Value Fund	—	—	—	—	—	13.2
Intrepid International Fund	—	—	—	—	—	15.4

As of October 31, 2016, a significant portion of each Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

8. Subsequent Event

The Institutional Class Shares of International Opportunities Fund and Intrepid International Fund liquidated on December 8, 2016.

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Equity Income Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Opportunities Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate fund of JPMorgan Trust I), and JPMorgan International Research Enhanced Equity Fund (a separate fund of JPMorgan Trust II) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Emerging Markets Equity Income Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 12, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter collectively referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,091.70	$7.15	1.36%
Hypothetical*	1,000.00	1,018.30	6.90	1.36
Class C
Actual*	1,000.00	1,088.70	9.82	1.87
Hypothetical*	1,000.00	1,015.74	9.48	1.87
Class R5
Actual*	1,000.00	1,092.80	5.05	0.96
Hypothetical*	1,000.00	1,020.31	4.88	0.96
Class R6
Actual*	1,000.00	1,094.00	4.53	0.86
Hypothetical*	1,000.00	1,020.81	4.37	0.86
Select Class
Actual*	1,000.00	1,092.60	5.89	1.12
Hypothetical*	1,000.00	1,019.51	5.69	1.12

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,107.20	7.20	1.36
Hypothetical*	1,000.00	1,018.30	6.90	1.36
Class C
Actual*	1,000.00	1,104.90	9.84	1.86
Hypothetical*	1,000.00	1,015.79	9.42	1.86
Class R5
Actual**	1,000.00	1,004.00	1.23	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Class R6
Actual*	$1,000.00	$1,110.80	$4.56	0.86%
Hypothetical*	1,000.00	1,020.81	4.37	0.86
Institutional Class
Actual*	1,000.00	1,110.10	5.09	0.96
Hypothetical*	1,000.00	1,020.31	4.88	0.96
Select Class
Actual*	1,000.00	1,109.30	5.89	1.11
Hypothetical*	1,000.00	1,019.56	5.63	1.11

Emerging Markets Equity Income Fund
Class A
Actual*	1,000.00	1,080.70	8.05	1.54
Hypothetical*	1,000.00	1,017.39	7.81	1.54
Class C
Actual*	1,000.00	1,077.50	10.65	2.04
Hypothetical*	1,000.00	1,014.88	10.33	2.04
Class R5
Actual*	1,000.00	1,082.80	5.71	1.09
Hypothetical*	1,000.00	1,019.66	5.53	1.09
Class R6
Actual*	1,000.00	1,083.80	5.45	1.04
Hypothetical*	1,000.00	1,019.91	5.28	1.04
Select Class
Actual*	1,000.00	1,081.70	6.75	1.29
Hypothetical*	1,000.00	1,018.65	6.55	1.29

Global Research Enhanced Index Fund
Class A
Actual*	1,000.00	1,025.00	3.00	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Class C
Actual*	1,000.00	1,022.10	5.54	1.09
Hypothetical*	1,000.00	1,019.66	5.53	1.09
Class R2
Actual*	1,000.00	1,026.30	4.28	0.84
Hypothetical*	1,000.00	1,020.91	4.27	0.84
Select Class
Actual*	1,000.00	1,023.80	1.73	0.34
Hypothetical*	1,000.00	1,023.43	1.73	0.34

Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,028.40	3.52	0.69
Hypothetical*	1,000.00	1,021.67	3.51	0.69
Class C
Actual*	1,000.00	1,026.40	6.11	1.20
Hypothetical*	1,000.00	1,019.10	6.09	1.20
Class R2
Actual*	1,000.00	1,028.20	4.84	0.95
Hypothetical*	1,000.00	1,020.36	4.82	0.95
Class R5
Actual*	1,000.00	1,031.10	1.28	0.25
Hypothetical*	1,000.00	1,023.88	1.27	0.25

166	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Global Unconstrained Equity Fund (continued)
Class R6
Actual*	$1,000.00	$1,031.20	$1.02	0.20%
Hypothetical*	1,000.00	1,024.13	1.02	0.20
Select Class
Actual*	1,000.00	1,030.40	1.79	0.35
Hypothetical*	1,000.00	1,023.38	1.78	0.35

International Equity Fund
Class A
Actual*	1,000.00	1,034.20	6.70	1.31
Hypothetical*	1,000.00	1,018.55	6.65	1.31
Class C
Actual*	1,000.00	1,031.80	9.24	1.81
Hypothetical*	1,000.00	1,016.04	9.17	1.81
Class R2
Actual*	1,000.00	1,032.50	7.97	1.56
Hypothetical*	1,000.00	1,017.29	7.91	1.56
Class R5
Actual*	1,000.00	1,036.90	4.40	0.86
Hypothetical*	1,000.00	1,020.81	4.37	0.86
Class R6
Actual*	1,000.00	1,036.40	4.15	0.81
Hypothetical*	1,000.00	1,021.06	4.12	0.81
Select Class
Actual*	1,000.00	1,035.80	5.42	1.06
Hypothetical*	1,000.00	1,019.81	5.38	1.06

International Equity Income Fund
Class A
Actual*	1,000.00	987.50	6.19	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class C
Actual*	1,000.00	985.70	8.68	1.74
Hypothetical*	1,000.00	1,016.39	8.82	1.74
Class R2
Actual*	1,000.00	986.60	7.44	1.49
Hypothetical*	1,000.00	1,017.65	7.56	1.49
Class R5
Actual*	1,000.00	989.80	3.95	0.79
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual*	1,000.00	990.00	3.70	0.74
Hypothetical*	1,000.00	1,021.42	3.76	0.74
Select Class
Actual*	1,000.00	989.30	4.45	0.89
Hypothetical*	1,000.00	1,020.66	4.52	0.89

International Opportunities Fund
Class A
Actual*	1,000.00	990.60	6.40	1.28
Hypothetical*	1,000.00	1,018.70	6.50	1.28
Class C
Actual*	1,000.00	988.10	9.55	1.91
Hypothetical*	1,000.00	1,015.53	9.68	1.91

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	167

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
International Opportunities Fund (continued)
Class R6
Actual*	$1,000.00	$993.60	$3.56	0.71%
Hypothetical*	1,000.00	1,021.57	3.61	0.71
Institutional Class
Actual*	1,000.00	992.90	4.16	0.83
Hypothetical*	1,000.00	1,020.96	4.22	0.83
Select Class
Actual*	1,000.00	992.20	5.26	1.05
Hypothetical*	1,000.00	1,019.86	5.33	1.05

International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,006.50	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Class C
Actual*	1,000.00	1,004.00	5.49	1.09
Hypothetical*	1,000.00	1,019.66	5.53	1.09
Class R2
Actual*	1,000.00	1,005.30	4.23	0.84
Hypothetical*	1,000.00	1,020.91	4.27	0.84
Select Class
Actual*	1,000.00	1,008.40	1.72	0.34
Hypothetical*	1,000.00	1,023.43	1.73	0.34

International Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,017.10	6.29	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class C
Actual*	1,000.00	1,014.90	8.81	1.74
Hypothetical*	1,000.00	1,016.39	8.82	1.74
Class R2
Actual*	1,000.00	1,015.90	7.55	1.49
Hypothetical*	1,000.00	1,017.65	7.56	1.49
Class R5
Actual*	1,000.00	1,019.30	4.06	0.80
Hypothetical*	1,000.00	1,021.11	4.06	0.80
Class R6
Actual*	1,000.00	1,019.90	3.76	0.74
Hypothetical*	1,000.00	1,021.42	3.76	0.74
Select Class
Actual*	1,000.00	1,018.70	4.52	0.89
Hypothetical*	1,000.00	1,020.66	4.52	0.89

International Value Fund
Class A
Actual*	1,000.00	1,006.60	6.81	1.35
Hypothetical*	1,000.00	1,018.35	6.85	1.35
Class C
Actual*	1,000.00	1,004.20	9.32	1.85
Hypothetical*	1,000.00	1,015.84	9.37	1.85
Class R2
Actual*	1,000.00	1,005.80	7.97	1.58
Hypothetical*	1,000.00	1,017.19	8.01	1.58

168	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund (continued)
Class R5
Actual**	$1,000.00	$996.80	$1.08	0.79%
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual*	1,000.00	1,010.50	3.64	0.72
Hypothetical*	1,000.00	1,021.52	3.66	0.72
Institutional Class
Actual*	1,000.00	1,008.90	4.65	0.92
Hypothetical*	1,000.00	1,020.51	4.67	0.92
Select Class
Actual*	1,000.00	1,008.80	5.10	1.01
Hypothetical*	1,000.00	1,020.06	5.13	1.01

Intrepid International Fund
Class A
Actual*	1,000.00	1,015.40	6.33	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	1,013.10	8.86	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R2
Actual*	1,000.00	1,013.90	7.59	1.50
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Class R6
Actual*	1,000.00	1,018.30	3.60	0.71
Hypothetical*	1,000.00	1,021.57	3.61	0.71
Institutional Class
Actual*	1,000.00	1,018.00	4.11	0.81
Hypothetical*	1,000.00	1,021.06	4.12	0.81
Select Class
Actual*	1,000.00	1,016.90	4.56	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 52/366 (to reflect the actual period.) Commencement of operations was September 9, 2016.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	169

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

170	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	171

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of review in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds which had at least one full year of performance at the time of review within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the fourth, fifth, and fourth quintiles, based upon the Peer Group, and in the third, fourth, and fourth quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group, and in the fourth, fourth and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that performance for Select Class shares was in the fourth, fifth, and second quintiles based upon the Peer Group, and in the fourth, fourth, and third quintiles based upon the Universe, for r the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Income Fund’s performance for both Class A and Select Class shares was in the fifth quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser. Based upon this discussion and various other factors, the Trustees concluded that the performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Global Research Enhanced Index Fund’s performance for the Select Class shares was in the second quintile for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and

172	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s performance for both Class A and Select Class shares was in the first and second quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the third, fifth and fourth quintiles based upon the Peer group, and in the third, fifth and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the third, fifth and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Equity Income Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, for the one- and three- year periods ended December 31, 2015, and in the first quintile, based upon the Universe, for the one- year period ended December 31, 2015. The Trustees noted that performance for the Select Class shares was in the first quintile based upon the Universe, for the one- and three- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, including changes to the Fund’s name and investment strategy effective January 30, 2015, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Opportunities Fund’s performance for Class A shares was in the first, first and second quintiles based upon the Peer Group, and in the first, second and second quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the first, second and second quintiles, based upon the

Universe, for the one- three- and five- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the second, third and fourth quintiles, based upon the Peer Group, and in the second, third and third, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in fourth quintile, based upon the Peer Group, and in the second, second and third quintiles, based upon the Universe, for the one- three- and five- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Unconstrained Equity Fund’s performance for Class A shares was in the second and fourth quintiles based upon the Universe and for Select Class shares, was in the second and third quintiles based upon the Universe for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Value Fund’s performance for both Class A and Select Class shares was in the fourth, fifth and fourth quintiles, based upon the Universe, for the one-, three- and five- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	173

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid International Fund’s performance for Class A shares was in the first, third and fourth quintiles based upon the Peer Group and in the first, second and third quintiles, based upon the Universe, for the one-, three- and five- year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the second, first and first quintiles, based upon the Peer Group, and in the first, second and second quintiles, based upon the Universe for the one-, three,- and five- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile, based upon the Peer Group, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees also noted that Fund’s expense caps were reduced effective July 1, 2015 and the advisory fees were reduced effective May 20, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintile, based upon the Peer Group and Universe, respectively, and that the actual total expenses were in first quintiles for both the Peer Group and the Universe. The Trustees noted that the net advisory fee and total actual expenses for the Select Class shares were in the second quintile based upon both the Peer Group and the Universe. The Trustees also noted that Fund’s expense caps were reduced effective March 1, 2015 and the advisory fees were reduced effective May 20, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Emerging Markets Equity Income Fund’s net advisory fee for Class A shares was in the first quintile, and that the actual total expenses were in the second and third quintiles, respectively. The Trustees also noted that Fund’s expense caps were reduced effective July 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for Select Class shares were in the first quintile. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the first quintiles, based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A shares was in the second quintile, and that actual total expenses for Class A shares was in the second quintile. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Income Fund’s net advisory fee for Class A shares was in the first quintile, and that the actual total expenses for Class A shares were in the second quintile, based upon the Peer Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and actual total expenses for both Class A and Select Class shares were in the first quintile, based upon both the Peer Group and Universe. After consider-

174	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

ing the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses shares were in the second quintile, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Select Class shares was in the first quintile, and actual total expenses were in the third quintile, based upon the Universe. The Trustees also noted that the Fund’s expense caps were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee and total actual expenses for Class A shares was in the first quintile, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Select Class shares was in the first quintile and actual total expenses were in the second quintile, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for Class A shares was in the first quintile, based upon the Peer Group and in the second quintile based upon the Universe, and that the actual total expenses were in the fourth and second quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Select Class shares was in the first quintile based upon the Peer Group, and in the second quintile, based upon the Universe, and that the actual total expenses were in the first quintile, based upon the Peer Group, and in the third quintile, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A shares was in the second quintile, based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles, based on the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Select Class shares was in second and third quintiles, based upon the Peer Group and Universe, respectively, and that actual total expenses were in the second quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective March 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	175

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2016:

Dividends Received Deduction
Global Research Enhanced Index Fund	51.11%
Global Unconstrained Equity Fund	4.04

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Global Unconstrained Equity Fund	$524
International Equity Income Fund	1,746
International Research Enhanced Equity Fund	7,959

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$17,609
Emerging Markets Equity Fund	24,541
Emerging Markets Equity Income Fund	170
Global Research Enhanced Index Fund	138,054
Global Unconstrained Equity Fund	467
International Equity Fund	71,676
International Equity Income Fund	4,145
International Opportunities Fund	20,270
International Research Enhanced Equity Fund	24,302
International Unconstrained Equity Fund	495
International Value Fund	35,104
Intrepid International Fund	50,069

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2016, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$36,358	$4,326
Emerging Markets Equity Fund	49,058	4,279
Emerging Markets Equity Income Fund	209	29
International Equity Fund	99,197	7,316
International Equity Income Fund	5,272	475
International Opportunities Fund	83,837	5,783
International Research Enhanced Equity Fund	32,852	2,897
International Unconstrained Equity Fund	1,653	222
International Value Fund	69,211	5,447
Intrepid International Fund	88,805	7,187

176	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-INTEQ-1016

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2016

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

U.S. financial markets generally weathered two distinct sell-offs and rebounded to provide positive returns over the twelve month reporting period amid continued economic stimulus from leading central banks. Financial markets appeared to absorb the U.S. Federal Reserve’s December interest rate increase — the first in a decade — with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets and led to the worst start of any year on record for U.S. equity prices.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows. In June 2016, British voters confounded the expectations of some and voted to exit the European Union. The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided. By the end of August 2016, the Standard & Poor’s 500 Index had reached new record highs and mostly held those gains through October. Overall, bond markets in the U.S. had positive returns during the reporting period, with lower quality bonds generally outperforming higher quality bonds. For the twelve months ended October 31, 2016, the S&P 500 returned 4.51%, while the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index) returned 3.10%.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	2.94%
S&P 500 Index	4.51%

Net Assets as of 10/31/2016 (In Thousands)	$1,181,805

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2016.

The Fund’s security selection in the pharmaceutical/medical technology and the big banks & brokers sectors was a leading detractor from relative performance. The Fund’s security selection in the semiconductors & hardware sector and the media sector was a leading contributor to performance relative to the Benchmark.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Allergan PLC and Vertex Pharmaceuticals Inc. and its underweight position in Johnson & Johnson. Shares of Allergan, a pharmaceutical company, fell after its plan to merge with Pfizer Inc. collapsed in early April 2016. Shares of Vertex, a drug maker, fell on investor expectations that U.S. regulators would move to curb prices on a broad range of drugs. Shares of Johnson & Johnson, a maker of consumer health care products that was not held in the Fund, rose on better than expected earnings.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Broadcom Ltd., UnitedHealth Group Inc. and Pioneer Natural Resources Co. Shares of Broadcom, a semiconductor manufacturer, rose following news of a $37 billion takeover offer from Avago Technologies Inc. Shares of UnitedHealth Group, a health insurer, rose on better than expected earnings. Shares of Pioneer Natural Resources, a producer of shale oil and gas, rose after the company issued an upbeat forecast for production and prices.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.5%
2.	Broadcom Ltd., (Singapore)	4.0
3.	Microsoft Corp.	3.7
4.	Time Warner, Inc.	3.2
5.	UnitedHealth Group, Inc.	2.8
6.	Amazon.com, Inc.	2.8
7.	Honeywell International, Inc.	2.5
8.	Alphabet, Inc., Class C	2.2
9.	Wells Fargo & Co.	2.1
10.	Facebook, Inc., Class A	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.6%
Financials	16.3
Consumer Discretionary	14.8
Health Care	12.7
Industrials	9.9
Energy	7.2
Consumer Staples	6.2
Materials	2.6
Utilities	1.7
Telecommunication Services	0.6
Short-Term Investment	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge*		(2.91)%	(4.07)%	(0.77)%	12.01%	11.42%	9.56%	5.96%	5.56%	4.76%
Without Sales Charge		2.47	1.25	2.33	13.23	12.63	10.58	6.53	6.13	5.24
CLASS C SHARES	March 22, 2011
With CDSC**		0.95	(0.17)	1.39	12.66	12.17	10.12	6.23	5.88	5.00
Without CDSC		1.95	0.83	1.96	12.66	12.17	10.12	6.23	5.88	5.00
INSTITUTIONAL CLASS SHARES	January 30, 1997	2.94	1.62	2.66	13.72	13.04	10.98	6.79	6.34	5.45
SELECT CLASS SHARES	March 22, 2011	2.76	1.48	2.54	13.53	12.88	10.82	6.69	6.26	5.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than those shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.63%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index)	3.10%

Composite Benchmark**	4.67%
Net Assets as of 10/31/2016 (In Thousands)	$1,535,755

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares had a positive absolute return and outperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) but underperformed the Composite Benchmark for the twelve months ended October 31, 2016.

The Fund’s hedge against inflation was a leading contributor to absolute performance as inflation swap indexes rose during the reporting period. Inflation swap returns were driven higher by improvement in global oil prices, which increased inflationary pressure. The Fund’s allocation to a 90% hedge, rather than a 100% hedge, detracted from absolute and relative performance.

Relative to the Benchmark, the Fund’s longer overall duration and its longer duration in electric, industrial development revenue/pollution control revenue and transportation sector bonds helped performance during the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, compared with bonds with shorter duration.

The Fund’s overall bias toward higher quality bonds detracted from relative performance, particularly its underweight position in bonds rated A and BBB, as lower rated bonds generally outperformed higher rated bonds during the reporting period.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the Fund’s portfolio managers reduced the hedge ratio to 90% from 95% as asset valuations rose.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

PORTFOLIO COMPOSITION****
Municipal Bonds	97.7%
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge*		(0.25)%	(0.25)%	0.93%	0.48%	0.48%	0.93%	1.82%	1.82%	1.99%
Without Sales Charge		3.64	3.64	3.18	1.25	1.25	1.54	2.21	2.21	2.31
CLASS C SHARES	August 31, 2005
With CDSC**		1.98	1.98	1.95	0.62	0.62	0.91	1.57	1.56	1.67
Without CDSC		2.98	2.98	2.52	0.62	0.62	0.91	1.57	1.56	1.67
CLASS R6 SHARES	August 16, 2013	3.99	3.99	3.53	1.59	1.59	1.87	2.52	2.52	2.61
INSTITUTIONAL CLASS SHARES	August 31, 2005	3.89	3.89	3.43	1.53	1.53	1.81	2.48	2.48	2.58
SELECT CLASS SHARES	August 31, 2005	3.63	3.63	3.22	1.36	1.36	1.64	2.33	2.33	2.43

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

Select Class Shares have a $1,000,000 minimum initial investment. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 14.8%
	Auto Components — 0.0% (g)
14	Adient plc, (Ireland) (a)	644

	Automobiles — 1.2%
434	General Motors Co.	13,709

	Hotels, Restaurants & Leisure — 0.9%
109	Carnival Corp.	5,362
64	Yum! Brands, Inc.	5,487

		10,849

	Household Durables — 0.3%
44	Harman International Industries, Inc.	3,515

	Internet & Direct Marketing Retail — 2.8%
42	Amazon.com, Inc. (a)	33,223

	Media — 5.2%
27	Charter Communications, Inc., Class A (a)	6,714
173	Comcast Corp., Class A	10,665
110	DISH Network Corp., Class A (a)	6,424
426	Time Warner, Inc.	37,893

		61,696

	Specialty Retail — 4.4%
13	AutoZone, Inc. (a)	9,701
195	Home Depot, Inc. (The)	23,820
274	Lowe’s Cos., Inc.	18,256

		51,777

	Total Consumer Discretionary	175,413

	Consumer Staples — 6.2%
	Beverages — 3.4%
79	Constellation Brands, Inc., Class A	13,220
149	Molson Coors Brewing Co., Class B	15,431
112	PepsiCo, Inc.	12,003

		40,654

	Food & Staples Retailing — 1.2%
93	Costco Wholesale Corp.	13,808

	Food Products — 0.8%
220	Mondelez International, Inc., Class A	9,905

	Household Products — 0.8%
103	Procter & Gamble Co. (The)	8,928

	Total Consumer Staples	73,295

	Energy — 7.2%
	Oil, Gas & Consumable Fuels — 7.2%
365	Cabot Oil & Gas Corp.	7,613
145	Chevron Corp.	15,147

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
201	ConocoPhillips	8,742
52	Diamondback Energy, Inc. (a)	4,720
203	EOG Resources, Inc.	18,333
133	Occidental Petroleum Corp.	9,661
115	Pioneer Natural Resources Co.	20,641

	Total Energy	84,857

	Financials — 16.3%
	Banks — 6.6%
1,464	Bank of America Corp.	24,157
457	Citigroup, Inc.	22,482
65	First Republic Bank	4,838
107	KeyCorp	1,505
552	Wells Fargo & Co.	25,382

		78,364

	Capital Markets — 3.9%
33	BlackRock, Inc.	11,334
23	Goldman Sachs Group, Inc. (The)	4,064
47	Intercontinental Exchange, Inc.	12,671
527	Morgan Stanley	17,697

		45,766

	Consumer Finance — 1.1%
53	Capital One Financial Corp.	3,888
167	Discover Financial Services	9,390

		13,278

	Insurance — 4.7%
154	American International Group, Inc.	9,489
190	Chubb Ltd., (Switzerland)	24,189
199	Marsh & McLennan Cos., Inc.	12,621
192	MetLife, Inc.	9,026

		55,325

	Total Financials	192,733

	Health Care — 12.7%
	Biotechnology — 2.7%
52	Alexion Pharmaceuticals, Inc. (a)	6,738
44	Biogen, Inc. (a)	12,403
88	Celgene Corp. (a)	8,947
55	Vertex Pharmaceuticals, Inc. (a)	4,163

		32,251

	Health Care Equipment & Supplies — 0.9%
257	Boston Scientific Corp. (a)	5,654
60	Danaher Corp.	4,682

		10,336

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 3.9%
46	Aetna, Inc.	4,924
47	Humana, Inc.	8,118
237	UnitedHealth Group, Inc.	33,471

		46,513

	Life Sciences Tools & Services — 0.3%
72	Agilent Technologies, Inc.	3,115

	Pharmaceuticals — 4.9%
77	Allergan plc (a)	16,082
247	Bristol-Myers Squibb Co.	12,581
105	Eli Lilly & Co.	7,724
98	Merck & Co., Inc.	5,743
484	Pfizer, Inc.	15,338

		57,468

	Total Health Care	149,683

	Industrials — 9.9%
	Airlines — 0.9%
102	Southwest Airlines Co.	4,069
123	United Continental Holdings, Inc. (a)	6,918

		10,987

	Building Products — 2.7%
136	Allegion plc, (Ireland)	8,701
36	Lennox International, Inc.	5,194
580	Masco Corp.	17,905

		31,800

	Commercial Services & Supplies — 1.1%
141	Johnson Controls International plc	5,704
98	Waste Connections, Inc., (Canada)	7,401

		13,105

	Industrial Conglomerates — 4.1%
640	General Electric Co.	18,614
268	Honeywell International, Inc.	29,432

		48,046

	Machinery — 1.1%
119	Stanley Black & Decker, Inc.	13,547

	Total Industrials	117,485

	Information Technology — 27.6%
	Internet Software & Services — 6.5%
30	Alphabet, Inc., Class A (a)	24,646
33	Alphabet, Inc., Class C (a)	26,083
192	Facebook, Inc., Class A (a)	25,210

		75,939

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 5.4%
114	Accenture plc, (Ireland), Class A	13,232
192	Fidelity National Information Services, Inc.	14,206
192	Mastercard, Inc., Class A	20,590
119	Visa, Inc., Class A	9,852
52	WEX, Inc. (a)	5,651

		63,531

	Semiconductors & Semiconductor Equipment — 6.0%
274	Broadcom Ltd., (Singapore)	46,700
105	Lam Research Corp.	10,190
63	NXP Semiconductors N.V., (Netherlands) (a)	6,320
111	Texas Instruments, Inc.	7,878

		71,088

	Software — 5.2%
166	Adobe Systems, Inc. (a)	17,873
731	Microsoft Corp.	43,796

		61,669

	Technology Hardware, Storage & Peripherals — 4.5%
471	Apple, Inc.	53,477

	Total Information Technology	325,704

	Materials — 2.6%
	Chemicals — 1.5%
221	Dow Chemical Co. (The)	11,911
48	E.I. du Pont de Nemours & Co.	3,274
30	PPG Industries, Inc.	2,831

		18,016

	Construction Materials — 1.1%
71	Martin Marietta Materials, Inc.	13,201

	Total Materials	31,217

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
134	Verizon Communications, Inc.	6,453

	Utilities — 1.7%
	Electric Utilities — 0.6%
53	NextEra Energy, Inc.	6,819

	Multi-Utilities — 1.1%
156	CMS Energy Corp.	6,558
302	NiSource, Inc.	7,016

		13,574

	Total Utilities	20,393

	Total Common Stocks (Cost $694,086)	1,177,233

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.4%
	Investment Company — 0.4%
4,640	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $4,640)	4,640

	Total Investments — 100.0% (Cost $698,726)	1,181,873
	Liabilities in Excess of Other Assets — 0.0% (g)	(68)

	NET ASSETS — 100.0%	$1,181,805

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 96.5% (t)
	Alaska — 1.1%
	Other Revenue — 1.1%
13,490	Borough of Matanuska-Susitna, Goose Creek Correctional Center Project, Rev., 5.250%, 09/01/29	16,386

	Arizona — 3.1%
	General Obligation — 0.1%
1,400	City of Goodyear, GO, AGM, 6.000%, 07/01/19	1,519

	Prerefunded — 2.7%
33,840	Arizona State Transportation Board, Series A, Rev., GAN, 5.250%, 07/01/20 (p)	38,820
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/20 (p)	3,418

		42,238

	Special Tax — 0.2%
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,257
1,000	Series C, Rev., 5.000%, 07/01/24	1,162

		2,419

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Electric System, Series A, Rev., 5.000%, 01/01/22	1,628

	Total Arizona	47,804

	Arkansas — 0.1%
	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	1,948

	California — 17.6%
	Certificate of Participation/Lease — 0.0% (g)
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, COP, 5.000%, 10/01/31	94

	Education — 3.2%
7,500	California Educational Facilities Authority, Stanford University, Series U-3, Rev., 5.000%, 06/01/43	10,353
	California State University, Systemwide,
3,000	Series A, Rev., 5.000%, 11/01/24	3,781
1,500	Series A, Rev., 5.000%, 11/01/28	1,890
2,625	Series A, Rev., 5.000%, 11/01/29	3,277
5,000	Series A, Rev., 5.000%, 11/01/30	6,194
4,875	Series A, Rev., 5.000%, 11/01/31	6,007
4,000	Series A, Rev., 5.000%, 11/01/32	4,894

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,866
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,270
5,000	University of California, Series AF, Rev., 5.000%, 05/15/27	6,069

		48,601

	General Obligation — 7.3%
1,490	Carlsbad Unified School District, Series B, GO, Zero Coupon, 05/01/19	1,441
750	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	484
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,493
1,000	GO, 5.000%, 08/01/22	1,174
1,000	GO, 5.000%, 08/01/24	1,168
7,500	Los Angeles Community College District, Series A, GO, 4.000%, 08/01/32	8,338
145	Los Angeles Community College District, Election of 2008, Series G, GO, 4.000%, 08/01/39	158
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,029
9,000	Series C, GO, 5.000%, 07/01/26	11,163
5,000	Series D, GO, 5.250%, 07/01/24	5,565
	Murrieta Valley Unified School District,
550	GO, AGM, 5.000%, 09/01/22	659
725	GO, AGM, 5.000%, 09/01/23	886
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,862
1,000	Series F-1, GO, AGM, 5.250%, 07/01/28	1,309
1,000	State Center Community College District, GO, 5.000%, 08/01/24	1,199
	State of California, Various Purpose,
310	GO, 5.000%, 04/01/17	316
5,000	GO, 5.000%, 04/01/20	5,487
10,010	GO, 5.000%, 03/01/25	12,495
12,705	GO, 5.000%, 03/01/28	15,479
10,370	GO, 5.000%, 08/01/30	12,403
5,000	GO, 5.500%, 04/01/18	5,332
5,000	GO, 5.500%, 04/01/21	5,549
5,000	GO, 5.625%, 04/01/26	5,552
6,600	GO, 6.500%, 04/01/33	7,454

		111,995

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.4%
4,950	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.000%, 06/01/34	5,805

	Prerefunded — 2.1%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18 (p)	2,158
3,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.250%, 10/01/18 (p)	3,860
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/18 (p)	2,199
8,700	California State Public Works Board, University of California, Series H, Rev., 5.000%, 09/01/23 (p)	10,788
2,695	Center Unified School District, Election of 1991, GO, NATL-RE, Zero Coupon, 08/01/17 (p)	1,745
15	City of Los Angeles, Department of Water & Power, Power System, Series A, Rev., 5.000%, 01/01/23 (p)	18
10,285	University of California, Series O, Rev., 5.750%, 05/15/19 (p)	11,517

		32,285

	Transportation — 0.5%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	411
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,945
	San Francisco Bay Area Rapid Transit District, Sales Tax,
3,005	Series A, Rev., 4.000%, 07/01/33	3,362
175	Series A, Rev., 5.000%, 07/01/24	220
395	Series A, Rev., 5.000%, 07/01/25	503
225	Series A, Rev., 5.000%, 07/01/26	285

		7,726

	Utility — 3.2%
	City of Los Angeles, Department of Water & Power, Power System,
2,500	Series A, Rev., 5.000%, 07/01/23	3,109
1,010	Series A, Rev., 5.000%, 07/01/30	1,197
25,385	Series B, Rev., 5.000%, 07/01/28	30,857
2,100	Series B, Rev., 5.000%, 07/01/31	2,523
1,925	Series B, Rev., 5.000%, 07/01/32	2,300
3,300	Series D, Rev., 5.000%, 07/01/32	3,985

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — continued
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,724

		49,695

	Water & Sewer — 0.9%
450	City of Los Angeles, Wastewater System, Series B, Rev., 5.000%, 06/01/19	497
4,750	City of Santa Rosa, Wastewater, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	4,068
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.000%, 10/01/25	3,031
6,000	San Diego County Water Authority, Series A, Rev., 5.000%, 05/01/30	7,136

		14,732

	Total California	270,933

	Colorado — 2.0%
	General Obligation — 1.8%
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,863
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
6,950	GO, 5.250%, 12/15/23	8,653
2,345	GO, 5.250%, 12/15/25	2,996
10,000	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	12,074

		27,586

	Prerefunded — 0.2%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,368
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/19 (p)	1,350

		3,718

	Total Colorado	31,304

	Connecticut — 0.8%
	General Obligation — 0.6%
200	City of Greenwich, GO, 5.000%, 06/01/20	213
8,200	State of Connecticut, Series E, GO, 5.000%, 08/15/30	9,584

		9,797

	Prerefunded — 0.1%
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/17 (p)	1,028

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	278
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,481

		1,759

	Total Connecticut	12,584

	Delaware — 0.2%
	Education — 0.1%
1,000	University of Delaware, Series B, Rev., 5.000%, 11/01/21	1,114

	General Obligation — 0.1%
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,165

	Total Delaware	2,279

	District of Columbia — 0.9%
	Special Tax — 0.1%
2,000	District of Columbia, Income Tax, Series A, Rev., 5.000%, 12/01/20	2,307

	Water & Sewer — 0.8%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	5,987
5,000	Series C, Rev., 5.000%, 10/01/29	5,925

		11,912

	Total District of Columbia	14,219

	Florida — 3.4%
	General Obligation — 2.8%
	Florida State Board of Education, Public Education Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	5,831
32,375	Series D, GO, 5.000%, 06/01/25	37,710

		43,541

	Other Revenue — 0.6%
7,245	Palm Beach County, Public Improvement, Rev., 5.000%, 05/01/33	8,748

	Total Florida	52,289

	Georgia — 1.8%
	General Obligation — 0.1%
	State of Georgia,
300	Series B, GO, 5.000%, 07/01/20	342
1,000	Series B, GO, 5.750%, 08/01/17	1,038

		1,380

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.4%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	6,908

	Utility — 0.4%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	5,753

	Water & Sewer — 0.9%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	7,591
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	5,752
125	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	146

		13,489

	Total Georgia	27,530

	Idaho — 0.6%
	Prerefunded — 0.6%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18 (p)	8,830

	Illinois — 1.1%
	General Obligation — 0.3%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	173
3,205	Kane, Cook & DuPage Counties, School District No. 46, Elgin, Series A, GO, 5.000%, 01/01/33	3,600
625	Village of Schaumburg, Series A, GO, 4.000%, 12/01/20	691

		4,464

	Other Revenue — 0.2%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,044

	Prerefunded — 0.0% (g)
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	612

	Special Tax — 0.0% (g)
	City of Chicago, Motor Fuel Tax,
150	Rev., 5.000%, 01/01/20	158
200	Rev., 5.000%, 01/01/21	213
150	Rev., 5.000%, 01/01/22	161

		532

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 0.3%
3,000	Illinois State Toll Highway Authority, Series A, Rev., 5.000%, 12/01/22	3,598
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	968

		4,566

	Water & Sewer — 0.3%
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC-CR, 5.250%, 01/01/30	1,172
	City of Chicago, Water Revenue, Second Lien Project,
1,000	Rev., 5.000%, 11/01/21	1,137
400	Rev., 5.000%, 11/01/22	462
1,000	Rev., 5.000%, 11/01/29	1,152

		3,923

	Total Illinois	17,141

	Indiana — 1.4%
	Education — 0.1%
1,030	South Bend Community School Corp., First Mortgage, Rev., AGM, 5.000%, 07/05/17	1,059

	Other Revenue — 1.0%
1,110	Fort Wayne Redevelopment Authority, Lease Rental, Harrison Square Project, Rev., 5.000%, 02/01/26	1,330
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,524
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	1,962

		14,816

	Utility — 0.3%
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.000%, 01/01/26	4,821

	Water & Sewer — 0.0% (g)
	City of Evansville, Waterworks District,
325	Series B, Rev., 5.000%, 01/01/22	381
375	Series B, Rev., 5.000%, 01/01/23	437

		818

	Total Indiana	21,514

	Iowa — 0.4%
	Other Revenue — 0.4%
5,440	Iowa Finance Authority, State Revolving Fund, Rev., 5.000%, 08/01/26	6,382

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kentucky — 1.5%
	Education — 0.6%
1,190	Meade Country School District Finance Corp., School Building, Rev., 5.000%, 09/01/26	1,470
6,000	Oldham County, School District Finance Corp., School Building, Rev., 5.000%, 06/01/26	7,431

		8,901

	Prerefunded — 0.5%
7,145	Kentucky State Property & Buildings Commission, Project No. 89, Rev., AGM, 5.000%, 11/01/18 (p)	7,725

	Transportation — 0.4%
5,185	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/28	5,989

	Total Kentucky	22,615

	Louisiana — 0.8%
	Housing — 0.2%
3,270	Louisiana Public Facilities Authority, Multi-Family Housing, CR, Series A, Rev., Zero Coupon, 02/01/20 (p)	3,130

	Other Revenue — 0.5%
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, Rev., 5.000%, 10/01/32	3,517
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	4,202

		7,719

	Utility — 0.1%
1,250	City of Alexandria, Utilities, Series A, Rev., 5.000%, 05/01/43	1,435

	Total Louisiana	12,284

	Maryland — 0.4%
	General Obligation — 0.4%
4,785	Harford County, Series B, GO, 5.000%, 07/01/23	5,888

	Massachusetts — 4.2%
	General Obligation — 2.8%
	Commonwealth of Massachusetts,
9,000	Series A, GO, 5.250%, 08/01/19	10,029
200	Series C, GO, AGM, 5.500%, 12/01/22	249
	Commonwealth of Massachusetts, Consolidated Loan of 2014,
5,000	Series C, GO, 4.000%, 07/01/31	5,402
2,500	Series C, GO, 5.000%, 07/01/23	2,985

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
6,875	Series F, GO, 5.000%, 11/01/26	8,291
13,300	Series F, GO, 5.000%, 11/01/27	16,015

		42,971

	Other Revenue — 0.6%
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.000%, 08/15/30	8,873

	Transportation — 0.8%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., 5.250%, 07/01/27	13,019

	Total Massachusetts	64,863

	Michigan — 1.3%
	Education — 0.3%
4,170	University of Michigan, Series A, Rev., 5.000%, 04/01/21	4,555

	General Obligation — 0.2%
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,294

	Other Revenue — 0.1%
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,440

	Water & Sewer — 0.7%
10,000	City of Grand Rapids, Sanitary Sewer System, Series A, Rev., AGM-CR, BHAC-CR, FGIC, 5.500%, 01/01/22	11,212

	Total Michigan	19,501

	Minnesota — 1.4%
	General Obligation — 0.7%
775	Olmsted County, Crossover, Series A, GO, 5.000%, 02/01/21	899
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,472

		10,371

	Other Revenue — 0.7%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.000%, 03/01/25	11,442

	Total Minnesota	21,813

	Missouri — 0.8%
	Other Revenue — 0.5%
6,620	Kansas City Industrial Development Authority, Downtown Redevelopment District, Series A, Rev., 5.000%, 09/01/21	7,611

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.0% (g)
20	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series A, Rev., 5.000%, 01/01/20 (p)	22

	Transportation — 0.3%
4,060	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, Rev., 5.000%, 05/01/20	4,464

	Water & Sewer — 0.0% (g)
	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water,
15	Series A, Rev., 5.000%, 01/01/19 (p)	16
365	Series B, Rev., 5.000%, 07/01/25	421

		437

	Total Missouri	12,534

	Nebraska — 0.4%
	Prerefunded — 0.0% (g)
155	Nebraska Public Power District, Series B, Rev., AGM, 5.000%, 07/01/17 (p)	159

	Utility — 0.4%
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	252
445	Series B, Rev., AGM, 5.000%, 01/01/18	457
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.000%, 02/01/32	5,408

		6,117

	Total Nebraska	6,276

	New Hampshire — 0.3%
	Prerefunded — 0.3%
4,505	New Hampshire Municipal Bond Bank, Series E, Rev., 5.000%, 01/15/20 (p)	5,053

	New Jersey — 2.2%
	Education — 1.3%
	New Jersey Economic Development Authority, School Facilities Construction,
10,000	Series PP, Rev., 5.000%, 06/15/29	11,149
3,500	Series XX, Rev., 5.000%, 06/15/19	3,767
5,145	Series XX, Rev., 5.000%, 06/15/21	5,659

		20,575

	General Obligation — 0.2%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	976

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	Township of Woodbridge,
1,100	GO, 5.000%, 07/15/22	1,249
1,200	GO, 5.000%, 07/15/23	1,360

		3,585

	Transportation — 0.6%
2,500	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.000%, 06/15/36	2,709
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	5,682

		8,391

	Water & Sewer — 0.1%
1,995	Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 12/01/20	1,863

	Total New Jersey	34,414

	New Mexico — 0.9%
	Other Revenue — 0.8%
	New Mexico Finance Authority, Senior Lien Public Project,
1,625	Series B, Rev., 5.000%, 06/01/22	1,724
1,690	Series B, Rev., 5.000%, 06/01/23	1,793
1,820	Series B, Rev., 5.000%, 06/01/25	1,928
1,965	Series B, Rev., 5.000%, 06/01/27	2,078
4,200	Series C, Rev., 5.000%, 06/01/22	4,902

		12,425

	Transportation — 0.1%
1,385	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	1,590

	Total New Mexico	14,015

	New York — 25.3%
	General Obligation — 1.2%
5,000	City of New York, Fiscal Year 2010, Series E, GO, 5.000%, 08/01/23	5,521
	City of New York, Fiscal Year 2013,
6,085	Series D, GO, 5.000%, 08/01/28	7,240
4,050	Series F, Sub Series F-1, GO, 5.000%, 03/01/30	4,777

		17,538

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.0% (g)
510	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.000%, 02/15/18	516

	Industrial Development Revenue/Pollution Control Revenue — 0.7%
9,475	New York Liberty Development Corp., World Trade Centrer Projects, Class 1, Rev., 5.000%, 09/15/30	11,122

	Other Revenue — 10.2%
6,750	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2007, Series S-2, Rev., NATL-RE, 5.000%, 01/15/22	6,808
3,500	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015, Series S-1, Rev., 5.000%, 07/15/40	4,089
3,750	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.000%, 11/01/21	4,196
9,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Series D, Sub Series D-1, Rev., 5.000%, 11/01/31	10,520
10,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013, Sub Series F-1, Rev., 5.000%, 02/01/31	11,760
7,875	New York Local Government Assistance Corp., Sub Lien, Series A-5/6, Rev., 5.500%, 04/01/19	8,732
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Rev., 5.000%, 07/01/23	9,365
	New York State Dormitory Authority, State Sales Tax,
5,000	Series A, Rev., 5.000%, 03/15/21	5,815
3,000	Series A, Rev., 5.000%, 03/15/28	3,688
5,000	Series A, Rev., 5.000%, 03/15/29	6,096
14,500	Series A, Rev., 5.000%, 03/15/31	17,445
7,985	Series A, Rev., 5.000%, 03/15/32	9,565
1,000	Series A, Rev., 5.000%, 03/15/33	1,193
4,225	Series A, Rev., 5.000%, 03/15/34	5,020
10,000	Series A, Rev., 5.000%, 03/15/44	11,666
	New York State Urban Development Corp., Service Contract,
15,000	Series B, Rev., 5.250%, 01/01/25	16,074
5,000	Series D, Rev., 5.500%, 01/01/19	5,482
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
4,500	Series A, Rev., 5.000%, 10/15/25	5,636
1,800	Series A, Rev., 5.000%, 10/15/28	2,245

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
7,500	Series A, Rev., 5.000%, 10/15/29	9,284
1,850	Series A, Rev., 5.000%, 10/15/31	2,275

		156,954

	Prerefunded — 1.1%
745	Metropolitan Transportation Authority, Series C, Rev., 6.500%, 11/15/18 (p)	830
350	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series CC, Rev., 5.000%, 06/15/18 (p)	373
	New York State Dormitory Authority, State Personal Income Tax, Education,
10,000	Series A, Rev., 5.000%, 03/15/18 (p)	10,570
20	Series C, Rev., 5.000%, 12/15/16 (p)	20
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/18 (p)	4,696
1,000	New York State Environmental Facilities Corp., State Personal Income Tax, Series A, Rev., 5.000%, 12/15/17 (p)	1,048

		17,537

	Special Tax — 2.8%
	New York State Dormitory Authority, State Personal Income Tax,
7,250	Series C, Rev., 5.000%, 03/15/31	8,723
12,500	Series C, Rev., 5.000%, 03/15/33	14,973
4,000	New York State Dormitory Authority, State Personal Income Tax, Education, Series A, Rev., 5.000%, 03/15/23	4,366
3,500	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series C, Rev., 5.000%, 03/15/41	3,967
10,000	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/26	11,452

		43,481

	Transportation — 4.2%
	Metropolitan Transportation Authority,
1,500	Series A, Rev., 5.000%, 11/15/41	1,735
255	Series C, Rev., 6.500%, 11/15/28	283
5,000	Subseries C-1, Rev., 5.250%, 11/15/28	6,204
	New York Transportation Development Corp., Special Facilities, Laguardia Airport Terminal B Redevelopment Project,
2,530	Series A, Rev., AMT, 4.000%, 07/01/31	2,659
3,500	Series A, Rev., AMT, AGM, 4.000%, 07/01/35	3,645

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — continued
	Port Authority of New York & New Jersey, Consolidated,
2,965	Rev., 5.000%, 05/01/34	3,336
2,000	Rev., 5.000%, 05/01/35	2,251
6,500	Rev., 5.000%, 10/15/41	7,682
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
25,000	Series A, Rev., 5.000%, 01/01/26	29,361
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,368
1,250	Series B, Rev., 5.000%, 11/15/31	1,490

		64,014

	Utility — 2.6%
	Utility Debt Securitization Authority,
9,675	Rev., 5.000%, 12/15/35	11,663
5,250	Rev., 5.000%, 12/15/36	6,314
5,000	Rev., 5.000%, 12/15/37	6,005
4,000	Series TE, Rev., 5.000%, 12/15/28	4,886
5,000	Series TE, Rev., 5.000%, 12/15/29	6,095
4,250	Series TE, Rev., 5.000%, 12/15/41	5,040

		40,003

	Water & Sewer — 2.5%
380	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17 (p)	390
2,150	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series CC, Rev., 5.000%, 06/15/29	2,291
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.000%, 06/15/24	18,583
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015,
3,000	Series FF, Rev., 5.000%, 06/15/31	3,635
2,000	Series FF, Rev., 5.000%, 06/15/32	2,412
10,225	New York State Environmental Facilities Corp., State Clean Water & Drinking Water, Series C, Rev., 5.000%, 06/15/21	10,494

		37,805

	Total New York	388,970

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	North Carolina — 0.6%
	Prerefunded — 0.6%
2,170	City of High Point, Combined Enterprise System, Rev., AGM, 5.000%, 11/01/18 (p)	2,347
5,950	Wake County, Hammond Road Detention Center, Limited Obligation, Rev., 5.000%, 06/01/19 (p)	6,556

	Total North Carolina	8,903

	Ohio — 0.8%
	General Obligation — 0.4%
4,750	City of Columbus, Series 1, GO, 5.000%, 07/01/27	5,847

	Other Revenue — 0.2%
550	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/18 (p)	595
2,235	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series B, Rev., 5.000%, 10/01/22	2,491

		3,086

	Prerefunded — 0.0% (g)
670	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17 (p)	698

	Water & Sewer — 0.2%
	Northeast Ohio Regional Sewer District, Wastewater Improvement,
555	Rev., 5.000%, 11/15/25	686
1,500	Rev., 5.000%, 11/15/27	1,829

		2,515

	Total Ohio	12,146

	Oklahoma — 0.5%
	Transportation — 0.4%
	Oklahoma Turnpike Authority, Turnpike System, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,461
2,000	Series A, Rev., 5.000%, 01/01/24	2,304

		5,765

	Water & Sewer — 0.1%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer System, Rev., 5.000%, 07/01/27	1,677

	Total Oklahoma	7,442

	Oregon — 1.7%
	General Obligation — 0.0% (g)
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	125

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.8%
	Oregon State Department of Administrative Services, Lottery,
1,500	Series A, Rev., 5.000%, 04/01/27	1,792
8,975	Series C, Rev., 5.000%, 04/01/25	10,995

		12,787

	Prerefunded — 0.7%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/19 (p)	3,766
6,965	Series A, COP, 5.000%, 05/01/19 (p)	7,646

		11,412

	Water & Sewer — 0.2%
2,180	City of Portland, Sewer System, Second Lien, Series B, Rev., 4.000%, 10/01/36	2,371

	Total Oregon	26,695

	Pennsylvania — 0.9%
	General Obligation — 0.5%
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	4,921
1,860	Red Lion Area School District, GO, AGM, 5.000%, 05/01/20	1,970

		6,891

	Hospital — 0.2%
3,000	Sayre Health Care Facilities Authority, Guthrie Health Issue, Rev., VAR, 1.344%, 12/01/24	2,968

	Prerefunded — 0.2%
3,225	Pennsylvania State University, Series A, Rev., 5.000%, 03/01/19 (p)	3,525

	Total Pennsylvania	13,384

	Rhode Island — 0.1%
	Education — 0.0% (g)
655	Rhode Island Health & Educational Building Corp., Brown University, Series A, Rev., 5.000%, 09/01/25	762

	General Obligation — 0.1%
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.000%, 11/01/24	1,229

	Total Rhode Island	1,991

	South Carolina — 0.8%
	Prerefunded — 0.2%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/19 (p)	2,412

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 0.5%
7,000	Piedmont Municipal Power Agency, Series A-3, Rev., AGC, 5.000%, 01/01/18	7,322

	Water & Sewer — 0.1%
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,765

	Total South Carolina	11,499

	Tennessee — 0.1%
	General Obligation — 0.1%
835	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 07/01/24	992

	Prerefunded — 0.0% (g)
195	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 07/01/22 (p)	235

	Total Tennessee	1,227

	Texas — 9.1%
	Education — 0.5%
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,371
2,500	Series A, Rev., 5.000%, 04/15/22	2,737
500	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/18	536
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,396
1,215	Series C, Rev., 5.000%, 03/01/22	1,280

		8,320

	General Obligation — 4.1%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,090
945	Series C, GO, 5.000%, 02/15/22	1,035
325	Series C, GO, 5.000%, 02/15/23	356
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	4,710
4,000	City of Houston, Public Improvement, Series A, GO, 5.000%, 03/01/30	4,737
3,150	City of Lubbock, GO, 5.000%, 02/15/25	3,831
680	City of Pflugerville, Limited Tax, GO, 5.000%, 08/01/23	810
	City of San Antonio, General Improvement,
700	GO, 5.000%, 08/01/23	820
3,500	GO, 5.000%, 08/01/24	4,094
4,735	GO, 5.000%, 08/01/26	5,531
2,735	GO, 5.000%, 08/01/27	3,192
4,000	Counties of Dallas, Denton, Collin and Rockwall, City of Dallas, GO, 5.000%, 02/15/29	4,761

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/25	932
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/26	1,680
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/27	1,624
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/28	1,537
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,140
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	2,002
1,000	Hays County, GO, 5.000%, 02/15/23	1,120
	Hays County, Pass-Through Toll,
1,500	GO, 5.000%, 02/15/23	1,679
1,785	GO, 5.000%, 02/15/24	1,992
2,410	GO, 5.000%, 02/15/25	2,683
	San Jacinto Community College District,
390	GO, AMBAC, 5.000%, 02/15/20	394
2,600	GO, 5.000%, 02/15/40	2,952
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,678
4,340	Series A, GO, 5.000%, 08/01/21	4,647

		63,027

	Prerefunded — 2.2%
	Dallas Area Rapid Transit, Senior Lien,
3,000	Rev., 5.250%, 12/01/18 (p)	3,270
7,660	Series A, Rev., 5.000%, 06/01/19 (p)	8,440
9,055	North Texas Municipal Water District, Rev., 5.000%, 06/01/18 (p)	9,643
5,000	San Jacinto Community College District, GO, 5.000%, 02/15/19 (p)	5,454
5,000	Southwest Higher Education Authority, Inc., Southern Methodist University Project, Rev., 5.000%, 10/01/19 (p)	5,569
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/18 (p)	1,926

		34,302

	Transportation — 0.8%
3,000	City of Houston, Airport System, Sub Lien, Series B, Rev., 5.000%, 07/01/26	3,465
7,660	Grand Parkway Transportation Corp., Series B, Rev., 5.250%, 10/01/51	9,038

		12,503

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 0.3%
3,000	City of San Antonio, Electric and Gas System, Rev., 5.000%, 02/01/26	3,792

	Water & Sewer — 1.2%
5,550	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	8,056
1,250	City of San Antonio, Water System Junior Lien, Series E, Rev., 5.000%, 05/15/24	1,518
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	106
3,315	Rev., 5.000%, 12/15/23	3,789
3,820	Texas Water Development Board, State Revolving Fund, Series A, Sub Series A-1, Rev., 5.000%, 07/15/20	4,229

		17,698

	Total Texas	139,642

	Utah — 0.6%
	Prerefunded — 0.6%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/19 (p)	8,246
1,150	Utah State University of Agriculture & Applied Science, Rev., 5.000%, 06/01/19 (p)	1,267

	Total Utah	9,513

	Vermont — 0.5%
	Education — 0.2%
	University of Vermont & State Agricultural College,
2,115	Rev., AMBAC, 5.000%, 10/01/21	2,193
1,175	Rev., AMBAC, 5.000%, 10/01/22	1,218

		3,411

	Prerefunded — 0.3%
3,295	University of Vermont & State Agricultural College, Rev., AMBAC, 5.000%, 10/01/17 (p)	3,424

	Total Vermont	6,835

	Virginia — 3.6%
	Education — 0.7%
10,050	Virginia College Building Authority, Public Higher Education Financing Program, Series B, Rev., 5.000%, 09/01/19	11,167

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 2.0%
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	233
17,575	Commonwealth of Virginia, Series D, GO, 5.000%, 06/01/20	19,396
9,000	Fairfax County, Public Improvement, Series A, GO, 4.000%, 10/01/28	10,500

		30,129

	Other Revenue — 0.0% (g)
25	Virginia Public Building Authority, Public Facilities, Series B-1, Rev., 5.000%, 08/01/18 (p)	27
405	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Rev., 5.000%, 11/01/23	453

		480

	Prerefunded — 0.1%
560	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Series A, Rev., 5.000%, 11/01/19 (p)	625

	Transportation — 0.8%
9,660	Commonwealth of Virginia, Transportation Board, Transportation Capital Projects, Rev., 5.000%, 05/15/27	12,163

	Total Virginia	54,564

	Washington — 3.2%
	General Obligation — 0.8%
1,100	Snohomish County, Edmonds School District No. 15, GO, 5.000%, 12/01/33	1,286
	State of Washington, Various Purpose,
2,000	Series D, GO, 5.000%, 02/01/24	2,415
7,000	Series R-2017B, GO, 5.000%, 08/01/31	8,539
275	Yakima County School District No. 7, GO, 5.500%, 12/01/23	310

		12,550

	Prerefunded — 1.9%
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/19 (p)	11,083
12,400	Series R-2010A, GO, 5.000%, 01/01/19 (p)	13,471
4,415	Yakima County School District No. 7, GO, 5.500%, 12/01/19 (p)	5,016

		29,570

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 0.4%
	Port of Seattle, Intermediate Lien,
3,750	Series B, Rev., 5.000%, 03/01/33	4,387
1,000	Series B, Rev., 5.000%, 03/01/34	1,166

		5,553

	Water & Sewer — 0.1%
1,325	City of Seattle, Drainage & Wastewater Improvement, Rev., 5.000%, 09/01/26	1,574

	Total Washington	49,247

	Total Municipal Bonds (Cost $1,383,012)	1,482,457

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
35,458	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) † (Cost $35,458)	35,458

	Total Investments — 98.8% (Cost $1,418,470)	1,517,915
	Other Assets in Excess of Liabilities — 1.2%	17,840

	NET ASSETS — 100.0%	$1,535,755

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	$25,000	$(4,187)
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/19	35,000	(3,162)
Barclays Bank plc	2.439% at termination	CPI-U at termination	05/15/24	18,000	(1,523)
Barclays Bank plc	2.700% at termination	CPI-U at termination	09/03/44	5,000	(1,284)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/18	25,000	(962)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/18	12,000	(465)
BNP Paribas	2.190% at termination	CPI-U at termination	09/03/19	13,000	(592)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	(1,851)
BNP Paribas	2.693% at termination	CPI-U at termination	09/03/44	4,000	(1,015)
BNP Paribas	2.695% at termination	CPI-U at termination	09/03/44	4,000	(1,019)
Citibank, N.A.	2.275% at termination	CPI-U at termination	07/02/18	50,000	(2,707)
Citibank, N.A.	2.220% at termination	CPI-U at termination	07/06/18	50,000	(2,443)
Citibank, N.A.	2.190% at termination	CPI-U at termination	09/02/19	9,000	(410)
Citibank, N.A.	2.420% at termination	CPI-U at termination	05/24/20	25,000	(2,109)
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	(4,137)
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	(4,074)
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	(3,583)
Citibank, N.A.	1.865% at termination	CPI-U at termination	10/24/21	65,000	103
Citibank, N.A.	2.480% at termination	CPI-U at termination	07/01/22	50,000	(5,256)
Citibank, N.A.	2.458% at termination	CPI-U at termination	05/21/24	10,000	(871)
Citibank, N.A.	2.492% at termination	CPI-U at termination	08/27/24	22,000	(2,042)
Citibank, N.A.	2.477% at termination	CPI-U at termination	09/02/24	15,000	(1,367)
Citibank, N.A.	2.623% at termination	CPI-U at termination	10/07/24	14,000	(453)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/17	50,000	(2,594)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/18	65,000	(3,049)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/18	50,000	(3,080)
Deutsche Bank AG, New York	2.140% at termination	CPI-U at termination	09/10/19	55,000	(2,342)
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	20,000	(1,631)
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/24	40,000	(3,505)
Deutsche Bank AG, New York	2.415% at termination	CPI-U at termination	12/15/24	54,000	(1,140)
Deutsche Bank AG, New York	2.708% at termination	CPI-U at termination	02/25/44	5,000	(1,293)
Deutsche Bank AG, New York	2.498% at termination	CPI-U at termination	10/10/44	8,000	(1,393)
Deutsche Bank AG, New York	2.000% at termination	CPI-U at termination	10/13/45	5,000	131
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/19	20,000	(935)
Goldman Sachs International	2.185% at termination	CPI-U at termination	09/02/19	12,000	(544)
Goldman Sachs International	2.194% at termination	CPI-U at termination	09/02/19	19,000	(870)
Morgan Stanley Capital Services	2.175% at termination	CPI-U at termination	10/01/18	20,000	(846)
Morgan Stanley Capital Services	2.323% at termination	CPI-U at termination	06/23/19	20,000	(1,015)
Morgan Stanley Capital Services	2.525% at termination	CPI-U at termination	01/27/24	30,000	(2,796)
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/24	34,000	(3,059)
Morgan Stanley Capital Services	2.673% at termination	CPI-U at termination	09/12/44	3,000	(735)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	(2,100)
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	(6,235)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/24	7,000	(614)
Royal Bank of Scotland	3.556% at termination	CPI-U at termination	07/31/29	49,000	(21,721)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/44	9,000	(2,420)
Union Bank of Switzerland AG	2.170% at termination	CPI-U at termination	04/22/18	50,000	(2,328)

					$(111,523)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

J.P. Morgan Tax Aware Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2016.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of October 31, 2016.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.
†	— Approximately $2,530,000 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,177,233	$1,482,457
Investments in affiliates, at value	4,640	32,928
Investments in affiliates — restricted, at value	—	2,530

Total investment securities, at value	1,181,873	1,517,915
Restricted cash	—	111,760
Receivables:
Investment securities sold	5,269	—
Fund shares sold	904	1,325
Interest and dividends from non-affiliates	884	18,776
Dividends from affiliates	1	8
Outstanding swap contracts, at value	—	234

Total Assets	1,188,931	1,650,018

LIABILITIES:
Payables:
Investment securities purchased	5,581	—
Fund shares redeemed	903	1,710
Outstanding swap contracts, at value	—	111,757
Accrued liabilities:
Investment advisory fees	355	393
Administration fees	82	65
Distribution fees	7	31
Shareholder servicing fees	82	129
Custodian and accounting fees	9	14
Collateral management fees	—	15
Other	107	149

Total Liabilities	7,126	114,263

Net Assets	$1,181,805	$1,535,755

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$653,715	$1,607,827
Accumulated undistributed (distributions in excess of) net investment income	1,437	127
Accumulated net realized gains (losses)	43,506	(60,121)
Net unrealized appreciation (depreciation)	483,147	(12,078)

Total Net Assets	$1,181,805	$1,535,755

Net Assets:
Class A	$13,971	$47,268
Class C	5,729	33,016
Class R6	—	197,981
Institutional Class	1,068,546	1,144,534
Select Class	93,559	112,956

Total	$1,181,805	$1,535,755

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	485	4,928
Class C	200	3,451
Class R6	—	20,596
Institutional Class	36,922	119,129
Select Class	3,236	11,762

Net Asset Value (a):
Class A — Redemption price per share	$28.82	$9.59
Class C — Offering price per share (b)	28.62	9.57
Class R6 — Offering and redemption price per share	—	9.61
Institutional Class — Offering and redemption price per share	28.94	9.61
Select Class — Offering and redemption price per share	28.91	9.60
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$30.42	$9.96

Cost of investments in non-affiliates	$694,086	$1,383,012
Cost of investments in affiliates	4,640	32,928
Cost of investments in affiliates — restricted	—	2,530

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$51,644
Interest income from affiliates	—	67
Dividend income from non-affiliates	21,736	—
Dividend income from affiliates	15	30

Total investment income	21,751	51,741

EXPENSES:
Investment advisory fees	4,370	5,579
Administration fees	1,021	1,307
Distribution fees:
Class A	35	125
Class C	40	277
Shareholder servicing fees:
Class A	35	125
Class C	13	92
Institutional Class	1,139	1,195
Select Class	227	307
Custodian and accounting fees	44	110
Professional fees	62	109
Collateral management fees	—	46
Interest expense to affiliates	— (a)	—
Interest expense to non-affiliates	5	7
Trustees’ and Chief Compliance Officer’s fees	19	20
Printing and mailing costs	56	33
Registration and filing fees	47	105
Transfer agency fees(See Note 2.E.)	21	17
Sub-transfer agency fees (See Note 2.E.)	67	111
Other	17	14

Total expenses	7,218	9,579

Less fees waived	(96)	(1,177)

Net expenses	7,122	8,402

Net investment income (loss)	14,629	43,339

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	50,563	14,839
Swaps	—	(27,532)

Net realized gain (loss)	50,563	(12,693)

Distributions of capital gains received from investment company affiliates	—	1
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(30,737)	(5,559)
Swaps	—	35,430

Change in net unrealized appreciation/depreciation	(30,737)	29,871

Net realized/unrealized gains (losses)	19,826	17,179

Change in net assets resulting from operations	$34,455	$60,518

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,629	$15,731	$43,339	$56,097
Net realized gain (loss)	50,563	56,837	(12,693)	4,047
Distributions of capital gains received from investment company affiliates	—	—	1	1
Change in net unrealized appreciation/depreciation	(30,737)	10,846	29,871	(114,372)

Change in net assets resulting from operations	34,455	83,414	60,518	(54,227)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(108)	(84)	(1,249)	(1,839)
From net realized gains	(526)	(303)	—	—
Class C
From net investment income	(18)	(9)	(691)	(990)
From net realized gains	(198)	(80)	—	—
Class R6
From net investment income	—	—	(5,423)	(6,644)
Institutional Class
From net investment income	(13,182)	(14,056)	(32,988)	(43,614)
From net realized gains	(51,885)	(35,725)	—	—
Select Class
From net investment income	(925)	(803)	(3,204)	(4,759)
From net realized gains	(3,533)	(2,330)	—	—

Total distributions to shareholders	(70,375)	(53,390)	(43,555)	(57,846)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(149,342)	(53,542)	(211,512)	(426,662)

NET ASSETS:
Change in net assets	(185,262)	(23,518)	(194,549)	(538,735)
Beginning of period	1,367,067	1,390,585	1,730,304	2,269,039

End of period	$1,181,805	$1,367,067	$1,535,755	$1,730,304

Accumulated undistributed (distributions in excess of) net investment income	$1,437	$1,134	$127	$343

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,639	$4,098	$5,823	$13,317
Distributions reinvested	505	294	1,131	1,615
Cost of shares redeemed	(4,291)	(3,071)	(16,887)	(49,348)

Change in net assets resulting from Class A capital transactions	$1,853	$1,321	$(9,933)	$(34,416)

Class C
Proceeds from shares issued	$1,806	$2,763	$2,704	$2,320
Distributions reinvested	216	79	508	708
Cost of shares redeemed	(913)	(949)	(13,442)	(17,235)

Change in net assets resulting from Class C capital transactions	$1,109	$1,893	$(10,230)	$(14,207)

Class R6
Proceeds from shares issued	$—	$—	$9,612	$2,543
Distributions reinvested	—	—	3,012	3,138
Cost of shares redeemed	—	—	— (a)	(63,715)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$12,624	$(58,034)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$151,339	$192,338	$390,021	$405,663
Distributions reinvested	4,570	2,264	5,007	7,420
Cost of shares redeemed	(317,844)	(250,487)	(565,755)	(710,114)

Change in net assets resulting from Institutional Class capital transactions	$(161,935)	$(55,885)	$(170,727)	$(297,031)

Select Class
Proceeds from shares issued	$23,060	$13,376	$27,567	$67,605
Distributions reinvested	1,414	971	1,312	1,682
Cost of shares redeemed	(14,843)	(15,218)	(62,125)	(92,261)

Change in net assets resulting from Select Class capital transactions	$9,631	$(871)	$(33,246)	$(22,974)

Total change in net assets resulting from capital transactions	$(149,342)	$(53,542)	$(211,512)	$(426,662)

SHARE TRANSACTIONS:
Class A
Issued	210	140	608	1,371
Reinvested	18	10	118	167
Redeemed	(154)	(107)	(1,766)	(5,075)

Change in Class A Shares	74	43	(1,040)	(3,537)

Class C
Issued	65	96	283	238
Reinvested	8	3	53	74
Redeemed	(32)	(33)	(1,410)	(1,783)

Change in Class C Shares	41	66	(1,074)	(1,471)

Class R6
Issued	—	—	996	264
Reinvested	—	—	314	325
Redeemed	—	—	— (a)	(6,623)

Change in Class R6 Shares	—	—	1,310	(6,034)

Institutional Class
Issued	5,539	6,574	40,712	41,759
Reinvested	164	80	523	770
Redeemed	(11,397)	(8,493)	(59,079)	(73,359)

Change in Institutional Class Shares	(5,694)	(1,839)	(17,844)	(30,830)

Select Class
Issued	867	456	2,886	6,911
Reinvested	51	34	137	174
Redeemed	(534)	(515)	(6,513)	(9,552)

Change in Select Class Shares	384	(25)	(3,490)	(2,467)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Tax Aware Equity Fund
Class A
Year Ended October 31, 2016	$29.60	$0.20		$0.47	$0.67	$(0.22)		$(1.23)	$(1.45)
Year Ended October 31, 2015	29.01	0.20		1.41	1.61	(0.21)		(0.81)	(1.02)
Year Ended October 31, 2014	24.87	0.19		4.15	4.34	(0.20)		—	(0.20)
Year Ended October 31, 2013	19.60	0.23	(e)	5.33	5.56	(0.29)		—	(0.29)
Year Ended October 31, 2012	17.43	0.18		2.18	2.36	(0.19)		—	(0.19)

Class C
Year Ended October 31, 2016	29.43	$0.06		0.46	0.52	(0.10)		(1.23)	(1.33)
Year Ended October 31, 2015	28.88	0.05		1.40	1.45	(0.09)		(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06		4.12	4.18	(0.08)		—	(0.08)
Year Ended October 31, 2013	19.54	0.12	(e)	5.32	5.44	(0.20)		—	(0.20)
Year Ended October 31, 2012	17.42	0.08		2.19	2.27	(0.15)		—	(0.15)

Institutional Class
Year Ended October 31, 2016	29.70	$0.34		0.46	0.80	(0.33)		(1.23)	(1.56)
Year Ended October 31, 2015	29.10	0.34		1.39	1.73	(0.32)		(0.81)	(1.13)
Year Ended October 31, 2014	24.92	0.30		4.18	4.48	(0.30)		—	(0.30)
Year Ended October 31, 2013	19.63	0.34	(e)	5.32	5.66	(0.37)		—	(0.37)
Year Ended October 31, 2012	17.43	0.28		2.17	2.45	(0.25)		—	(0.25)

Select Class
Year Ended October 31, 2016	29.68	$0.29		0.46	0.75	(0.29)		(1.23)	(1.52)
Year Ended October 31, 2015	29.08	0.29		1.40	1.69	(0.28)		(0.81)	(1.09)
Year Ended October 31, 2014	24.88	0.29	(f)	4.13	4.42	(0.22	)(f)	—	(0.22)
Year Ended October 31, 2013	19.60	0.29	(e)	5.33	5.62	(0.34)		—	(0.34)
Year Ended October 31, 2012	17.43	0.21		2.20	2.41	(0.24)		—	(0.24)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09, $0.31 and $0.25 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.88%, 0.41%, 1.41% and 1.15% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$28.82	2.47%	$13,971	1.03%	0.71%		1.03%	41%
29.60	5.71	12,164	0.99	0.70		0.99	59
29.01	17.50	10,667	0.96	0.71		0.96	59
24.87	28.65	7,944	0.96	1.03	(e)	0.96	67
19.60	13.64	4,902	0.96	0.95		0.96	55

28.62	1.95	5,729	1.52	0.21		1.52	41
29.43	5.18	4,680	1.50	0.16		1.50	59
28.88	16.92	2,700	1.46	0.21		1.46	59
24.78	28.03	1,950	1.46	0.56	(e)	1.46	67
19.54	13.10	1,432	1.46	0.43		1.46	55

28.94	2.94	1,068,546	0.55	1.19		0.56	41
29.70	6.16	1,265,581	0.55	1.16		0.55	59
29.10	18.04	1,293,555	0.55	1.10		0.56	59
24.92	29.13	120,302	0.55	1.56	(e)	0.56	67
19.63	14.19	148,369	0.55	1.53		0.56	55

28.91	2.76	93,559	0.71	1.02		0.72	41
29.68	6.00	84,642	0.71	0.99		0.71	59
29.08	17.82	83,663	0.71	1.10		0.71	59
24.88	28.96	975,826	0.71	1.29	(e)	0.71	67
19.60	13.93	713,205	0.71	1.12		0.71	55

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2016	$9.49	$0.24	(f)	$0.10	$0.34	$(0.24)
Year Ended October 31, 2015	10.01	0.25	(f)	(0.51)	(0.26)	(0.26)
Year Ended October 31, 2014	10.06	0.26	(f)	(0.04)	0.22	(0.27)
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)
Year Ended October 31, 2012	10.19	0.24		0.32	0.56	(0.24)

Class C
Year Ended October 31, 2016	9.47	0.18	(f)	0.10	0.28	(0.18)
Year Ended October 31, 2015	9.98	0.19	(f)	(0.50)	(0.31)	(0.20)
Year Ended October 31, 2014	10.03	0.19	(f)	(0.04)	0.15	(0.20)
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)
Year Ended October 31, 2012	10.16	0.18		0.32	0.50	(0.18)

Class R6
Year Ended October 31, 2016	9.51	0.27	(f)	0.11	0.38	(0.28)
Year Ended October 31, 2015	10.03	0.28	(f)	(0.50)	(0.22)	(0.30)
Year Ended October 31, 2014	10.08	0.30	(f)	(0.05)	0.25	(0.30)
August 16, 2013(g) through October 31, 2013	9.92	0.05		0.18	0.23	(0.07)

Institutional Class
Year Ended October 31, 2016	9.51	0.26	(f)	0.11	0.37	(0.27)
Year Ended October 31, 2015	10.03	0.27	(f)	(0.50)	(0.23)	(0.29)
Year Ended October 31, 2014	10.08	0.29	(f)	(0.05)	0.24	(0.29)
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)
Year Ended October 31, 2012	10.20	0.27		0.33	0.60	(0.27)

Select Class
Year Ended October 31, 2016	9.50	0.25	(f)	0.10	0.35	(0.25)
Year Ended October 31, 2015	10.02	0.26	(f)	(0.51)	(0.25)	(0.27)
Year Ended October 31, 2014	10.06	0.27	(f)	(0.04)	0.23	(0.27)
Year Ended October 31, 2013	10.51	0.25		(0.47)	(0.22)	(0.23)
Year Ended October 31, 2012	10.19	0.26		0.31	0.57	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.59	3.64%	$47,268	0.75%	2.50%	0.98%	7%
9.49	(2.59)	56,660	0.75	2.58	0.97	18
10.01	2.15	95,153	0.75	2.58	0.97	11
10.06	(2.22)	153,819	0.75	2.31	0.97	16
10.51	5.55	222,694	0.75	2.34	0.97	8

9.57	2.98	33,016	1.40	1.85	1.50	7
9.47	(3.16)	42,843	1.40	1.93	1.49	18
9.98	1.48	59,850	1.40	1.93	1.46	11
10.03	(2.85)	83,639	1.40	1.67	1.47	16
10.48	4.92	108,755	1.40	1.70	1.47	8

9.61	3.99	197,981	0.40	2.84	0.46	7
9.51	(2.24)	183,464	0.40	2.93	0.45	18
10.03	2.52	253,993	0.40	2.94	0.46	11
10.08	2.33	102,671	0.38	2.69	0.47	16

9.61	3.89	1,144,534	0.50	2.75	0.57	7
9.51	(2.33)	1,302,381	0.50	2.83	0.56	18
10.03	2.41	1,682,468	0.50	2.83	0.56	11
10.08	(1.97)	960,451	0.50	2.57	0.57	16
10.53	5.91	944,652	0.50	2.58	0.57	8

9.60	3.74	112,956	0.65	2.60	0.74	7
9.50	(2.49)	144,956	0.65	2.68	0.73	18
10.02	2.25	177,575	0.65	2.67	0.72	11
10.06	(2.11)	1,544,101	0.65	2.42	0.72	16
10.51	5.66	1,979,923	0.65	2.46	0.72	8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Class R6, Institutional Class and Select Class	Diversified

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,181,873	$—	$—	$1,181,873

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$35,458	$1,482,457	$—	$1,517,915

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$234	$—	$234

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(111,757)	$—	$(111,757)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2016.

B. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted to Goldman Sachs International by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2016 are as follows (amounts in thousands):

Fund Counterparty		Value of swap contracts	Collateral amount
Barclays Bank plc	Collateral Posted	$(10,156)	$10,390
BNP Paribas		(5,904)	6,400
Citibank, N.A.		(29,349)	29,890
Credit Suisse International		(5,643)	6,010
Deutsche Bank AG, New York		(14,253)	14,470
Goldman Sachs International		(2,349)	2,530
Morgan Stanley Capital Services		(8,451)	8,810
Royal Bank of Scotland		(33,090)	33,230
Union Bank of Switzerland AG		(2,328)	2,560

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2016 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$1,457,462
Ending Notional Balance — Pays Fixed Rate	1,351,000

C. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2016 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received (b)	Net Amount Due From Counterparty (not less than zero)
Citibank, N.A.	$103	$(103)	$—	$—
Deutsche Bank AG, New York	131	(131)	—	—

	$234	$(234)	$—	$—

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due From Counterparty (not less than zero)
Barclays Bank plc	$10,156	$—	$(10,156)	$—
BNP Paribas	5,904	—	(5,904)	—
Citibank, N.A.	29,452	(103)	(29,349)	—
Credit Suisse International	5,643	—	(5,643)	—
Deutsche Bank AG, New York	14,384	(131)	(14,253)	—
Goldman Sachs International	2,349	—	(2,349)	—
Morgan Stanley Capital Services	8,451	—	(8,451)	—
Royal Bank of Scotland	33,090	—	(33,090)	—
Union Bank of Switzerland AG	2,328	—	(2,328)	—

	$111,757	$(234)	$(111,523)	$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual swap collateral received or posted.

The Fund’s derivatives contracts held at October 31, 2016 are not accounted for as hedging instruments under GAAP.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Institutional Class	Class R6	Select Class	Total
Tax Aware Equity Fund
Transfer agency fees	$3	$1	$13	n/a	$4	$21
Sub-transfer agency fees	8	2	49	n/a	8	67
Tax Aware Real Return Fund
Transfer agency fees	2	2	9	$2	2	17
Sub-transfer agency fees	9	14	52	—	36	111

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
Tax Aware Equity Fund	$—		$(93)		$93
Tax Aware Real Return Fund	—	(a)	—	(a)	—	(a)

(a)	Amount rounds to less than 500.

The reclassifications for the Funds relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge
Tax Aware Equity Fund	$4
Tax Aware Real Return Fund	3

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales (effective March 1, 2016), interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	n/a	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.40%	0.50	0.65

Effective November 1, 2016, the contractual expense limitation for the Tax Aware Equity Fund’s Select Class will be reduced to 0.55% and Tax Aware Real Return Fund’s Class C and Select Class will be reduced to 1.25% and 0.50%, respectively, until at least October 31, 2018.

The expense limitation agreements were in effect for the year ended October 31, 2016 and are in place until at least February 28, 2017.

For the year ended October 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Equity Fund	$—	$—	$85	$85
Tax Aware Real Return Fund	581	387	189	1,157

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2016 were as follows (amounts in thousands):

Tax Aware Equity Fund	$11
Tax Aware Real Return Fund	20

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2016, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2016, the Fund incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Tax Aware Equity Fund	$—	(a)

(a)	Amount rounds to less than 500.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$515,856	$715,312
Tax Aware Real Return Fund	106,053	313,461

During the year ended October 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$704,834	$483,188	$6,149	$477,039
Tax Aware Real Return Fund	1,418,470	100,233	788	99,445

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$14,233	$—	$56,142	$70,375
Tax Aware Real Return Fund	73	43,482	—	43,555

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$14,952	$—	$38,438	$53,390
Tax Aware Real Return Fund	40	57,806	—	57,846

*	Short-term gains are treated as ordinary income for income tax purposes.

As of October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$1,482	$—	$49,617	$477,039
Tax Aware Real Return Fund	—	177	(60,121)	(12,078)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

At October 31, 2016, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$30,936	$—

At October 31, 2016, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Tax Aware Real Return Fund	$26,211	$2,850	$124	$29,185

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2016. Average borrowings from the Facility for the year ended October 31, 2016, was as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Tax Aware Equity Fund	$9,691	0.34%	3	$—	(a)

(a)	Amount rounds to less than 500.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

As of October 31, 2016, the Funds had affiliated omnibus accounts which collectively represent the following percentage of each Fund’s net assets as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	2	84.9%
Tax Aware Real Return Fund	3	73.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	45

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	47

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,046.90	$5.40	1.05%
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class C
Actual	1,000.00	1,044.40	7.81	1.52
Hypothetical	1,000.00	1,017.50	7.71	1.52
Institutional Class
Actual	1,000.00	1,049.20	2.83	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Select Class
Actual	1,000.00	1,048.40	3.71	0.72
Hypothetical	1,000.00	1,021.52	3.66	0.72

Tax Aware Real Return Fund
Class A
Actual	$1,000.00	$1,007.10	$3.78	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	1,004.00	7.05	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class R6
Actual	1,000.00	1,008.90	2.02	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Institutional Class
Actual	1,000.00	1,008.30	2.52	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Select Class
Actual	1,000.00	1,006.70	3.28	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc. (together, “Broadridge/Lipper”), independent providers of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of the Tax Aware Real Return Fund as compared to the Fund’s objectives and peers, in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed

Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	51

that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For the Tax Aware Real Return Fund, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of the Fund across various risk and return metrics including tracking error, volatility, total/excess return versus various indices and customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance for Class A shares was in the second and first quintiles, based upon both the Peer Group and Universe, respectively, for the one- and three-year periods. The Trustees noted that performance for the Institutional Class shares was in the first quintiles, based upon the Peer Group, and in the second, first and first quintiles, based upon the Universe, for the one-, three, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s performance for both Class A and Select Class shares was in the fifth quintiles, based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended

December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A shares was in the first quintile, based upon the Peer Group and Universe, and that the actual total expenses were in the second quintiles, based upon the Peer Group and Universe. The Trustees noted that the Fund’s net advisory fee for the Select Class shares was in first quintile, based upon the Peer Group, and in the second quintile, based upon the Universe, and that actual total expenses were in the first quintile, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for Class A shares was in the second quintile, based upon the Peer Group, and in the third quintile based upon the Universe, and that the actual total expenses for Class A shares were in the third quintile, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Select Class shares was in the third quintile, based upon both the Peer Group and Universe, and that actual total expenses were in the fifth quintile, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2016:

Dividend Received Deduction
Tax Aware Equity Fund	100.00%

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Long-Term Capital Gain
Tax Aware Equity Fund	$56,142

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Qualified Dividend Income
Tax Aware Equity Fund	$14,233

Tax-Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2016:

Exempt Distributions Paid
Tax Aware Real Return Fund	99.83%

OCTOBER 31, 2016	J.P. MORGAN TAX AWARE FUNDS	53

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-TA-1016

Annual Report

J.P. Morgan Country/Region Funds

October 31, 2016

JPMorgan China Region Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

Global financial markets generally weathered two distinct sell-offs and rebounded to provide positive returns over the twelve month reporting period amid continued economic stimulus from leading central banks. Financial markets appeared to absorb the U.S. Federal Reserve’s December 2015 interest rate increase — the first in a decade — with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets and led to the worst start of any year on record for U.S. equity prices.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows and emerging market equities in particular experienced a brief but significant rise in prices. In June 2016, British voters confounded the expectations of some and voted to exit the European Union. The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided.

Economic growth in China and other emerging market nations, firmness in commodities prices and attractive valuations drew investors to emerging market equities during the second half of the reporting period. In Europe, a sluggish economy and investor concerns about the long-term impact of the Brexit weighted down equity prices. During the reporting period, central bankers in Japan and Europe increased economic stimulus, which supported financial markets generally.

Notably, crude oil prices reached 15-month highs in October 2016 amid expectations that the Organization of Petroleum Exporting Countries would agree to production caps that would reduce global inventories. For the twelve months ended October 31, 2016, the Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes) returned 1.18% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.27%.

2	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.51%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	6.96%

Net Assets as of 10/31/2016 (In Thousands)	$23,113

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the industrials and financials sectors was a leading detractor from performance relative to the Benchmark for the reporting period. The Fund’s security selection and overweight position in the information technology sector and its security selection in the consumer staples sector were leading contributors to relative performance.

By region, the Fund’s security selection and overweight position in China and its security selection in Hong Kong detracted from relative performance, while the Fund’s security selection in Taiwan modestly helped relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in China Taiping Insurance Holdings Co., CAR Inc. and China Everbright International Ltd. Shares of Taiping Insurance, a Chinese insurer, fell amid increased financial market volatility and a sell-off in equities at the start of 2016. Shares of CAR Inc., a Chinese auto rental company, fell after the company offered a weak outlook for growth amid increased competitive pressure. Shares of China Everbright, a Chinese industrial conglomerate, fell amid investor concerns about earnings growth.

Leading individual contributors to the Fund’s relative performance included its overweight positions in AAC Technologies Holdings Inc., Tencent Holdings Ltd. and Largan Precision Co. Shares of AAC Technologies, a Chinese maker of smartphone components, rose on earnings growth and strong demand for its products in mobile devices. Shares of Tencent Holding, a Chinese Internet social media and entertainment company, rose on investor expectations for further earnings growth. Shares of Largan Precision, a Taiwanese maker of optical components used in mobile devices, rose on investor expectations that the company would benefit from Apple Inc.’s iPhone 7 upgrade.

HOW WAS THE FUND POSITIONED?

The Fund targets quality and growth in securities and its portfolio managers seek to invest in high-conviction investment ideas that they believe have attractive prospects. The portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. During the period, the portfolio managers sought to invest in opportunities in the consumer, health care, select technology, Internet and environmental sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	9.9%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	9.1
3.	Alibaba Group Holding Ltd., ADR (China)	7.7
4.	AIA Group Ltd. (Hong Kong)	5.1
5.	China Construction Bank Corp., Class H (China)	4.4
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.8
7.	CNOOC Ltd. (China)	2.7
8.	Largan Precision Co., Ltd. (Taiwan)	2.6
9.	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2.5
10.	China Merchants Bank Co., Ltd., Class H (China)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	55.9%
Hong Kong	23.2
Taiwan	19.8
Singapore	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
With Sales Charge*		(2.12)%	5.13%	3.88%
Without Sales Charge		3.29	6.27	4.46
CLASS C SHARES	February 28, 2007
With CDSC**		1.69	5.73	3.94
Without CDSC		2.69	5.73	3.94
SELECT CLASS SHARES	February 28, 2007	3.51	6.53	4.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon

Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(8.98)%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	(7.48)%

Net Assets as of 10/31/2016 (In Thousands)	$782,387

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

The Fund’s security selection in the consumer discretionary sector and its underweight position and security selection in the consumer staples sector were leading detractors from performance relative to the Benchmark for the reporting period. The Fund’s underweight position and security selection in the health care sector and its security selection in the materials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s positions in Osram Licht AG, Land Securities Group PLC and Taylor Wimpey PLC. Shares of Osram Licht, a German maker of lighting, fell as the company struggled to transition from traditional incandescent lighting to light-emitting diode technology. Shares of Land Securities Group, a U.K. real estate investment trust, and Taylor Wimpey, a U.K. homebuilder, declined as U.K.’s vote to exit the European Union led to a decline in the British pound’s value and raised investor concerns about the U.K. economy.

Leading individual contributors to relative performance included the Fund’s overweight positions in Logitech International SA, Gamesa Corporacion Tecnologica SA and Vestas Wind Systems A/S. Shares of Logitech International, a Swiss provider of digital entertainment technology, rose after the company posted earnings growth and raised its earnings forecast. Shares of Gamesa, a Spanish provider of wind energy systems, rose on gains in new orders and news of a merger with Siemens AG’s wind power business. Shares of Vestas, a Danish provider of wind energy systems, rose on increased orders and the company’s first dividend in 12 years.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Siemens AG (Germany)	3.2%
2.	Roche Holding AG (Switzerland)	3.1
3.	TOTAL S.A. (France)	2.8
4.	Glencore plc (Switzerland)	2.6
5.	Allianz SE (Germany)	2.0
6.	Enel S.p.A. (Italy)	2.0
7.	HSBC Holdings plc (United Kingdom)	2.0
8.	Reckitt Benckiser Group plc (United Kingdom)	1.9
9.	BNP Paribas S.A. (France)	1.9
10.	Imperial Brands plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.4%
France	17.1
Germany	15.5
Switzerland	14.8
Netherlands	5.5
Italy	5.1
Spain	3.6
Denmark	2.7
Sweden	2.1
Luxembourg	2.0
Finland	1.7
Austria	1.6
Norway	1.5
Belgium	1.4
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		(13.75)%	6.08%	0.91%
Without Sales Charge		(8.98)	7.23	1.45
CLASS C SHARES	November 1, 1998
With CDSC**		(10.42)	6.70	0.95
Without CDSC		(9.42)	6.70	0.95
INSTITUTIONAL CLASS SHARES	September 10, 2001	(8.51)	7.76	1.94
SELECT CLASS SHARES	September 10, 2001	(8.69)	7.53	1.73

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index and the Lipper European Region Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	29.22%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	33.28%

Net Assets as of 10/31/2016 (In Thousands)	$79,456

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the financials sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark during the reporting period. The Fund’s security selection and underweight position in the consumer staples sector and its underweight position in the telecommunication services sector contributed to relative performance.

By region, the Fund’s security selection in Brazil and overweight position in Argentina, which was not held in the Benchmark, were leading detractors from relative performance, while the Fund’s underweight position in Chile and its security selection in Mexico were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Petroleo Brasileiro SA (“Petrobras”), Banco Bradesco SA and Vale SA. Shares of Petrobras, Brazil’s state controlled oil and gas company that was not held in the Fund, rose on renewed strength in global energy prices. Shares of Banco Bradesco, a Brazilian bank that was not held in the Fund, rose on expectations for a rebound in Brazil’s economy. Shares of Vale, a Brazilian metals and mining company, rose on rising prices for global commodities. All three companies also benefitted from improved investor sentiment on Brazil following the impeachment of President Dilma Rousseff.

Leading individual contributors to the Fund’s relative performance included its underweight positions in America Movil SAB and Grupo Televisa SAB and its overweight position in Raia Drogasil SA. Shares of America Movil, a Mexican telecommunications provider, fell on investor concerns about increased competition. Shares of Grupo Televisa, a Mexican cable and satellite television provider, fell on a decline in earnings due to higher costs. Shares of Raia Drogasil, a Brazilian retail pharmacy chain, gained from strong same-store sales growth and increased market share.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a strategy in which portfolio construction was focused on the opportunities at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest average overweight positions versus the Benchmark were in the industrials and financials sectors and the Fund’s largest average underweight positions were in the telecom and materials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	7.1%
2.	Banco Bradesco S.A., ADR (Brazil)	6.1
3.	Petroleo Brasileiro S.A., ADR (Brazil)	5.1
4.	Raia Drogasil S.A. (Brazil)	4.1
5.	Itausa - Investimentos Itau S.A. (Brazil)	3.4
6.	Fleury S.A. (Brazil)	3.4
7.	Credicorp Ltd. (Peru)	3.3
8.	Fomento Economico Mexicano S.A.B. de C.V., ADR (Mexico)	3.2
9.	Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	2.9
10.	Lojas Renner S.A. (Brazil)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	59.4%
Mexico	26.0
Peru	4.2
Argentina	2.2
Luxembourg	2.0
Panama	2.0
United States	1.9
Chile	1.8
Others (each less than 1.0%)	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
With Sales Charge*		22.40%	(5.78)%	0.36%
Without Sales Charge		29.22	(4.75)	0.92
CLASS C SHARES	February 28, 2007
With CDSC**		27.57	(5.23)	0.41
Without CDSC		28.57	(5.23)	0.41
CLASS R6 SHARES	November 2, 2015	29.86	(4.47)	1.19
SELECT CLASS SHARES	February 28, 2007	29.55	(4.51)	1.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

Returns for Class R6 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual return of Class R6 Shares would have been different than those shown because Select Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
	China — 51.2%
57	AAC Technologies Holdings, Inc.	538
18	Alibaba Group Holding Ltd., ADR (a)	1,783
457	BBMG Corp., Class H	167
914	CGN Power Co., Ltd., Class H (e)	267
300	China CITIC Bank Corp., Ltd., Class H	193
68	China Conch Venture Holdings Ltd.	126
1,389	China Construction Bank Corp., Class H	1,014
226	China Merchants Bank Co., Ltd., Class H	550
778	China Telecom Corp., Ltd., Class H	401
68	Chongqing Changan Automobile Co., Ltd., Class B	103
493	CNOOC Ltd.	620
248	CSPC Pharmaceutical Group Ltd.	257
6	Ctrip.com International Ltd., ADR (a)	260
17	JD.com, Inc., ADR (a)	438
55	Jiangsu Hengrui Medicine Co., Ltd., Class A	375
104	MGM China Holdings Ltd.	172
195	Phoenix Healthcare Group Co., Ltd.	310
169	Ping An Insurance Group Co. of China Ltd., Class H	890
438	Postal Savings Bank of China Co., Ltd., Class H (a) (e)	237
34	Spring Airlines Co., Ltd., Class A	215
87	Tencent Holdings Ltd.	2,292
12	Tuniu Corp., ADR (a)	111
20	Vipshop Holdings Ltd., ADR (a)	277
107	Wynn Macau Ltd.	164
4	ZTO Express Cayman, Inc., ADR (a)	72

		11,832

	Hong Kong — 23.2%
186	AIA Group Ltd.	1,172
180	Brilliance China Automotive Holdings Ltd.	214
44	Cafe de Coral Holdings Ltd.	155
70	Cheung Kong Property Holdings Ltd.	515
194	China Everbright International Ltd.	232
120	China Resources Gas Group Ltd.	376
98	China Resources Land Ltd.	243
117	China Taiping Insurance Holdings Co., Ltd. (a)	225
21	Hong Kong Exchanges & Clearing Ltd.	568
41	IMAX China Holding, Inc. (a) (e)	195
283	Nexteer Automotive Group Ltd.	373
34	Orient Overseas International Ltd.	127
234	Regina Miracle International Holdings Ltd., (e)	239
301	Sino Biopharmaceutical Ltd.	210

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
347	WH Group Ltd. (e)	281
31	Wharf Holdings Ltd. (The)	233

		5,358

	Singapore — 1.1%
46	BOC Aviation Ltd. (e)	251

	Taiwan — 19.8%
241	Advanced Semiconductor Engineering, Inc.	283
250	China Life Insurance Co., Ltd.	230
388	E.Sun Financial Holding Co., Ltd.	220
7	Eclat Textile Co., Ltd.	79
21	Himax Technologies, Inc., ADR	164
5	Largan Precision Co., Ltd.	590
47	President Chain Store Corp.	351
7	Silicon Motion Technology Corp., ADR	268
70	Taiwan Paiho Ltd.	238
68	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,102
20	Wistron NeWeb Corp.	56

		4,581

	Total Common Stocks (Cost $15,667)	22,022

Structured Instruments — 4.8%
	China — 4.8%
	Low Exercise Cash Settled Call Warrants — 4.8%
43	Beijing Originwater Technology Co., Ltd., expiring 07/17/17 (Strike Price $0.00) (issued through UBS AG) (a)	116
20	Guoxuan High-Tech Co., Ltd., expiring 08/15/17 (Strike Price $1.00) (issued through UBS AG) (a)	106
60	Hangzhou Hikvision Digital Technology Co., Ltd., expiring 10/27/17 (Strike Price $0.00) (issued through UBS AG) (a)	216
33	Hangzhou Robam Appliances Co., Ltd., expiring 10/27/17 (Strike Price $0.00) (issued through UBS AG) (a)	183
43	Han’s Laser Technology Industry Group Co., Ltd., expiring 11/06/17 (Strike Price $0.00) (issued through Morgan Stanley) (a)	142
3	Han’s Laser Technology Industry Group Co., Ltd., expiring 11/28/17 (Strike Price $0.00 (issued through UBS AG) (a)	11
46	Luxshare Precision Industry Co., Ltd., expiring 06/26/17 (Strike Price $0.00) (issued through UBS AG) (a)	152

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Structured Instruments — continued
	Low Exercise Cash Settled Call Warrants — continued
21	Wangsu Science & Technology Co., Ltd., expiring 10/27/17 (Strike Price $0.00) (issued through UBS AG) (a)	190

	Total Structured Instruments (Cost $1,112)	1,116

	Total Investments — 100.1% (Cost $16,779)	23,138
	Liabilities in Excess of Other Assets — (0.1)%	(25)

	NET ASSETS — 100.0%	$23,113

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Internet Software & Services	17.6%
Semiconductors & Semiconductor Equipment	12.2
Insurance	10.9
Banks	9.6
Capital Markets	7.3
Electronic Equipment, Instruments & Components	4.9
Real Estate Management & Development	4.3
Internet & Direct Marketing Retail	4.2
Pharmaceuticals	3.6
Oil, Gas & Consumable Fuels	2.7
Hotels, Restaurants & Leisure	2.6
Textiles, Apparel & Luxury Goods	2.4

INDUSTRY	PERCENTAGE
Diversified Telecommunication Services	1.7%
Gas Utilities	1.6
Auto Components	1.6
Food & Staples Retailing	1.5
Automobiles	1.4
Health Care Providers & Services	1.3
Food Products	1.2
Independent Power & Renewable Electricity Producers	1.2
Trading Companies & Distributors	1.1
Commercial Services & Supplies	1.0
Others (each less than 1.0%)	4.1

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.4%
	Austria — 1.6%
392	Erste Group Bank AG	12,305

	Belgium — 1.3%
170	KBC Group N.V. (a)	10,335

	Denmark — 2.6%
93	Carlsberg A/S, Class B	8,389
154	Vestas Wind Systems A/S	12,302

		20,691

	Finland — 1.7%
568	UPM-Kymmene OYJ	13,212

	France — 16.6%
82	Arkema S.A.	7,808
354	AXA S.A.	7,981
243	BNP Paribas S.A.	14,091
46	Kering	10,123
837	Orange S.A.	13,173
88	Renault S.A.	7,618
130	Societe Generale S.A.	5,066
67	Sodexo S.A.	7,786
146	Technip S.A.	9,660
126	Thales S.A.	11,875
443	TOTAL S.A.	21,203
234	Valeo S.A.	13,523

		129,907

	Germany — 13.5%
77	adidas AG	12,598
97	Allianz SE	15,164
108	Covestro AG (e)	6,397
336	Deutsche Lufthansa AG	4,296
309	Deutsche Wohnen AG	10,107
128	Evonik Industries AG	4,014
74	HeidelbergCement AG	7,023
49	Hochtief AG	6,692
578	RWE AG (a)	9,201
210	Siemens AG	23,892
135	Zalando SE (a) (e)	5,941

		105,325

	Italy — 4.9%
1,681	Enav S.p.A. (a) (e)	6,265
3,475	Enel S.p.A.	14,940
86	Ferrari N.V.	4,549
2,185	Intesa Sanpaolo S.p.A.	5,067
302	Prysmian S.p.A.	7,508

		38,329

SHARES	SECURITY DESCRIPTION	VALUE($)

	Luxembourg — 1.9%
179	APERAM S.A.	8,150
1,011	ArcelorMittal (a)	6,834

		14,984

	Netherlands — 5.3%
838	ING Groep N.V.	11,002
117	Koninklijke DSM N.V.	7,541
253	NN Group N.V.	7,627
174	Randstad Holding N.V.	8,933
163	Wolters Kluwer N.V.	6,304

		41,407

	Norway — 1.4%
2,504	Norsk Hydro ASA	11,195

	Spain — 3.5%
704	Banco Bilbao Vizcaya Argentaria S.A.	5,071
2,039	Banco Santander S.A.	9,989
529	Gamesa Corp., Tecnologica S.A.	12,212

		27,272

	Sweden — 2.1%
225	Atlas Copco AB, Class A	6,601
420	Boliden AB	9,735

		16,336

	Switzerland — 14.3%
352	ABB Ltd. (a)	7,254
48	Actelion Ltd. (a)	6,882
6,412	Glencore plc (a)	19,629
474	Logitech International S.A.	11,465
64	Lonza Group AG (a)	12,032
183	Nestle S.A.	13,261
101	Roche Holding AG	23,137
1,367	STMicroelectronics N.V.	12,973
20	Swiss Life Holding AG (a)	5,345

		111,978

	United Kingdom — 23.7%
491	Ashtead Group plc	7,646
754	Auto Trader Group plc (e)	3,457
192	British American Tobacco plc	11,013
490	Compass Group plc	8,873
203	Dialog Semiconductor plc (a)	7,966
1,888	GKN plc	7,361
1,967	HSBC Holdings plc	14,811
282	Imperial Brands plc	13,617
1,617	Legal & General Group plc	4,135
11,586	Lloyds Banking Group plc	8,090

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
415	Persimmon plc	8,580
377	Prudential plc	6,151
158	Reckitt Benckiser Group plc	14,111
378	Rio Tinto plc	13,140
1,059	Sage Group plc (The)	9,345
710	Subsea 7 S.A. (a)	7,951
628	Tate & Lyle plc	5,985
3,905	Taylor Wimpey plc	6,762
3,306	Tesco plc (a)	8,514
347	Weir Group plc (The)	7,203
488	WPP plc	10,601

		185,312

	Total Common Stocks (Cost $733,240)	738,588

Preferred Stock — 1.5%
	Germany — 1.5%
93	Henkel AG & Co. KGaA (Cost $12,428)	11,952

Short-Term Investment — 1.0%
	Investment Company — 1.0%
7,631	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $7,631)	7,631

	Total Investments — 96.9% (Cost $753,299)	758,171
	Other Assets in Excess of Liabilities — 3.1%	24,216

	NET ASSETS — 100.0%	$782,387

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.6%
Metals & Mining	9.1
Insurance	6.1
Electrical Equipment	5.2
Household Products	3.4
Chemicals	3.4
Tobacco	3.2
Industrial Conglomerates	3.2
Pharmaceuticals	3.1
Textiles, Apparel & Luxury Goods	3.0
Oil, Gas & Consumable Fuels	2.8
Semiconductors & Semiconductor Equipment	2.8
Auto Components	2.8
Food Products	2.5
Energy Equipment & Services	2.3
Hotels, Restaurants & Leisure	2.2
Household Durables	2.0
Professional Services	2.0
Electric Utilities	2.0
Machinery	1.8
Paper & Forest Products	1.7
Diversified Telecommunication Services	1.7
Automobiles	1.6
Life Sciences Tools & Services	1.6
Aerospace & Defense	1.6
Technology Hardware, Storage & Peripherals	1.5
Media	1.4
Real Estate Management & Development	1.3
Software	1.2
Multi-Utilities	1.2
Food & Staples Retailing	1.1
Beverages	1.1
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	5.5
Short-Term Investment	1.0

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
333	Euro STOXX 50 Index	12/16/16	EUR	$11,165	$8
65	FTSE 100 Index	12/16/16	GBP	5,502	(3)

					$5

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Argentina — 2.2%
5	MercadoLibre, Inc.	778
30	Pampa Energia S.A., ADR (a)	1,008

		1,786

	Bermuda — 0.5%
35	Wilson Sons Ltd., BDR	371

	Brazil — 56.2%
253	AMBEV S.A., ADR	1,491
43	Arezzo Industria e Comercio S.A.	400
470	Banco Bradesco S.A., ADR (a)	4,896
118	BB Seguridade Participacoes S.A.	1,185
274	BM&FBovespa S.A. — Bolsa de Valores Mercadorias e Futuros (a)	1,609
336	BR Malls Participacoes S.A. (a)	1,341
286	CCR S.A.	1,560
71	CVC Brasil Operadora e Agencia de Viagens S.A.	549
132	Engie Brasil Energia S.A.	1,695
147	Ez Tec Empreendimentos e Participacoes S.A.	764
203	Fleury S.A.	2,695
45	Gerdau S.A., ADR	153
119	Iochpe Maxion S.A.	609
473	Itau Unibanco Holding S.A. (Preference Shares), ADR	5,648
373	Kroton Educacional S.A.	1,858
115	Linx S.A.	684
116	Localiza Rent a Car S.A.	1,451
245	Lojas Renner S.A.	2,073
24	M. Dias Branco S.A. (a)	1,003
41	Odontoprev S.A.	155
26	Ouro Fino Saude Animal Participacoes S.A.	304
371	Petroleo Brasileiro S.A., ADR (a)	4,102
145	Raia Drogasil S.A. (a)	3,232
171	Transmissora Alianca de Energia Eletrica S.A.	1,103
48	Ultrapar Participacoes S.A.	1,091
123	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1,152
335	WEG S.A.	1,851

		44,654

	Chile — 1.8%
187	S.A.C.I. Falabella	1,468

	Luxembourg — 2.0%
36	Globant S.A. (a)	1,567

	Mexico — 26.1%
95	Alsea S.A.B. de C.V.	353
565	Bolsa Mexicana de Valores S.A.B. de C.V.	905
381	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	300

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — continued
474	Corp. Inmobiliaria Vesta S.A.B. de C.V.	717
27	Fomento Economico Mexicano S.A.B. de C.V., ADR	2,559
789	Gentera S.A.B. de C.V.	1,557
83	Gruma S.A.B. de C.V., Class B	1,158
134	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	780
171	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	1,656
10	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	1,615
308	Grupo Financiero Banorte S.A.B. de C.V., Class O	1,815
86	Grupo Financiero Santander Mexico S.A.B. de C.V., Class B	156
188	Grupo Lala S.A.B. de C.V.	349
238	Infraestructura Energetica Nova S.A.B. de C.V.	1,055
162	Organizacion Soriana S.A.B de C.V., Class B (a)	441
116	Promotora y Operadora de Infraestructura S.A.B. de C.V.	1,302
408	Qualitas Controladora S.A.B. de C.V.	750
169	Telesites S.A.B de C.V. (a)	98
300	Unifin Financiera S.A.B. de C.V. SOFOM ENR	894
1,077	Wal-Mart de Mexico S.A.B. de C.V.	2,278

		20,738

	Panama — 2.0%
17	Copa Holdings S.A., Class A	1,552

	Peru — 4.3%
18	Credicorp Ltd.	2,633
24	Intercorp Financial Services, Inc.	745

		3,378

	United States — 1.9%
33	FirstCash, Inc.	1,546

	Total Common Stocks (Cost $67,648)	77,060

Preferred Stock — 3.4%
	Brazil — 3.4%
916	Itausa — Investimentos Itau S.A. (Cost $2,834)	2,703

	Total Investments — 100.4% (Cost $70,482)	79,763
	Liabilities in Excess of Other Assets — (0.4)%	(307)

	NET ASSETS — 100.0%	$79,456

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	23.3%
Transportation Infrastructure	9.1
Food & Staples Retailing	7.5
Oil, Gas & Consumable Fuels	6.5
Beverages	5.1
Consumer Finance	5.0
Multiline Retail	4.4
Health Care Providers & Services	3.6
Capital Markets	3.2
Food Products	3.1
Machinery	3.1
Software	2.8
Electric Utilities	2.6
Real Estate Management & Development	2.6
Insurance	2.4
Diversified Consumer Services	2.3
Independent Power & Renewable Electricity Producers	2.1
Airlines	1.9
Road & Rail	1.8
Commercial Services & Supplies	1.4
Gas Utilities	1.3
Hotels, Restaurants & Leisure	1.1
Internet Software & Services	1.0
Household Durables	1.0
Others (each less than 1.0%)	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
EUR	— Euro
GBP	— British Pound

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l)	— The rate shown is the current yield as of October 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

(Amounts in thousands, except per share amounts)

	China Region Fund	Intrepid European Fund	Latin America Fund
ASSETS:
Investments in non-affiliates, at value	$23,138	$750,540	$79,763
Investments in affiliates, at value	—	7,631	—

Total investment securities, at value	23,138	758,171	79,763
Cash	84	100	—
Foreign currency, at value	159	—	—
Receivables:
Investment securities sold	179	32,762	4,381
Fund shares sold	30	902	86
Dividends from non-affiliates	—	451	136
Dividends from affiliates	—	2	—	(a)
Tax reclaims	—	2,177	—
Variation margin on futures contracts	—	5	—

Total Assets	23,590	794,570	84,366

LIABILITIES:
Payables:
Due to custodian	—	—	3,766
Investment securities purchased	283	9,788	939
Fund shares redeemed	5	1,445	27
Accrued liabilities:
Investment advisory fees	54	438	53
Administration fees	—	55	—
Distribution fees	2	68	4
Shareholder servicing fees	5	112	3
Custodian and accounting fees	19	26	21
Trustees’ and Chief Compliance Officer’s fees	—	—	—	(a)
Audit fees	76	79	75
Other	33	172	22

Total Liabilities	477	12,183	4,910

Net Assets	$23,113	$782,387	$79,456

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

	China Region Fund	Intrepid European Fund	Latin America Fund
NET ASSETS:
Paid-in-Capital	$15,737	$1,004,421	$112,698
Accumulated undistributed (distributions in excess of) net investment income	104	16,954	1,008
Accumulated net realized gains (losses)	913	(243,676)	(43,533)
Net unrealized appreciation (depreciation)	6,359	4,688	9,283

Total Net Assets	$23,113	$782,387	$79,456

Net Assets:
Class A	$4,697	$162,767	$11,878
Class C	2,044	50,152	2,700
Class R6	—	—	31,187
Institutional Class	—	424,388	—
Select Class	16,372	145,080	33,691

Total	$23,113	$782,387	$79,456

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	279	7,419	823
Class C	126	2,570	192
Class R6	—	—	2,151
Institutional Class	—	18,773	—
Select Class	940	6,484	2,285

Net Asset Value (a):
Class A — Redemption price per share	$16.85	$21.94	$14.43
Class C — Offering price per share (b)	16.26	19.52	14.07
Class R6 — Offering and redemption price per share	—	—	14.50
Institutional Class — Offering and redemption price per share	—	22.61	—
Select Class — Offering and redemption price per share	17.41	22.37	14.74
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.78	$23.16	$15.23

Cost of investments in non-affiliates	$16,779	$745,668	$70,482
Cost of investments in affiliates	—	7,631	—
Cost of foreign currency	159	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	17

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

	China Region Fund	Intrepid European Fund	Latin America Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Dividend income from non-affiliates	497	31,360	2,040
Dividend income from affiliates	—	88	6
Foreign taxes withheld	(33)	(2,989)	(27)

Total investment income	464	28,460	2,019

EXPENSES:
Investment advisory fees	251	6,048	742
Administration fees	21	763	61
Distribution fees:
Class A	12	497	26
Class C	17	474	18
Shareholder servicing fees:
Class A	12	497	26
Class C	6	158	6
Institutional Class	—	453	—
Select Class	45	539	47
Custodian and accounting fees	92	181	106
Interest expense to affiliates	1	3	— (a)
Professional fees	73	142	82
Trustees’ and Chief Compliance Officer’s fees	14	19	15
Printing and mailing costs	13	88	18
Registration and filing fees	29	89	49
Transfer agency fees (See Note 2.G.)	8	60	9
Sub-transfer agency fees (See Note 2.G.)	8	478	31
Other	5	16	7

Total expenses	607	10,505	1,243

Less fees waived	(237)	(58)	(342)
Less expense reimbursements	(13)	—	(3)

Net expenses	357	10,447	898

Net investment income (loss)	107	18,013	1,121

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,145	(96,713)	(2,660)
Futures	—	1,023	—
Foreign currency transactions	2	(989)	80

Net realized gain (loss)	2,147	(96,679)	(2,580)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,002)	(17,911)	22,423
Futures	—	(321)	—
Foreign currency translations	— (a)	(4)	11

Change in net unrealized appreciation/depreciation	(2,002)	(18,236)	22,434

Net realized/unrealized gains (losses)	145	(114,915)	19,854

Change in net assets resulting from operations	$252	$(96,902)	$20,975

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	China Region Fund		Intrepid European Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$107	$1,948	$18,013	$18,063
Net realized gain (loss)	2,147	57,904	(96,679)	(6,107)
Change in net unrealized appreciation/depreciation	(2,002)	(56,140)	(18,236)	14,213

Change in net assets resulting from operations	252	3,712	(96,902)	26,169

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(422)	(17)	(2,758)	(5,957)
From net realized gains	—	(1,561)	—	—
Class B (a)
From net investment income	—	—	—	(83)
Class C
From net investment income	(206)	(1)	(733)	(1,910)
From net realized gains	—	(524)	—	—
Institutional Class
From net investment income	—	—	(8,098)	(15,040)
Select Class
From net investment income	(1,223)	(2,062)	(3,259)	(13,713)
From net realized gains	—	(56,611)	—	—

Total distributions to shareholders	(1,851)	(60,776)	(14,848)	(36,703)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,477)	(245,912)	(174,875)	36,262

NET ASSETS:
Change in net assets	(12,076)	(302,976)	(286,625)	25,728
Beginning of period	35,189	338,165	1,069,012	1,043,284

End of period	$23,113	$35,189	$782,387	$1,069,012

Accumulated undistributed (distributions in excess of) net investment income	$104	$1,845	$16,954	$14,778

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,121	$937
Net realized gain (loss)	(2,580)	(13,613)
Change in net unrealized appreciation/depreciation	22,434	(23,518)

Change in net assets resulting from operations	20,975	(36,194)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(111)	(46)
Class C
From net investment income	(24)	(3)
Class R6 (a)
From net investment income	(804)	—
Select Class
From net investment income	(9)	(366)

Total distributions to shareholders	(948)	(415)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(4,641)	(9,057)

NET ASSETS:
Change in net assets	15,386	(45,666)
Beginning of period	64,070	109,736

End of period	$79,456	$64,070

Accumulated undistributed (distributions in excess of) net investment income	$1,008	$755

(a)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

	China Region Fund		Intrepid European Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$550	$9,418	$62,580	$101,001
Distributions reinvested	418	1,558	2,662	5,618
Cost of shares redeemed	(1,591)	(7,025)	(97,769)	(79,205)
Conversion from Class B Shares	—	—	—	1,748

Change in net assets resulting from Class A capital transactions	$(623)	$3,951	$(32,527)	$29,162

Class B (a)
Proceeds from shares issued	$—	$—	$—	$21
Distributions reinvested	—	—	—	78
Cost of shares redeemed	—	—	—	(1,646)
Conversion to Class A Shares	—	—	—	(1,748)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(3,295)

Class C
Proceeds from shares issued	$324	$2,203	$9,072	$35,114
Distributions reinvested	155	403	641	1,620
Cost of shares redeemed	(861)	(1,062)	(26,738)	(22,267)

Change in net assets resulting from Class C capital transactions	$(382)	$1,544	$(17,025)	$14,467

Institutional Class
Proceeds from shares issued	$—	$—	$371,399	$211,567
Distributions reinvested	—	—	6,847	1,521
Cost of shares redeemed	—	—	(96,077)	(389,848)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$282,169	$(176,760)

Select Class
Proceeds from shares issued	$1,403	$51,374	$72,289	$311,755
Distributions reinvested	217	1,507	1,756	8,848
Cost of shares redeemed	(11,092)	(304,288)	(481,537)	(147,915)

Change in net assets resulting from Select Class capital transactions	$(9,472)	$(251,407)	$(407,492)	$172,688

Total change in net assets resulting from capital transactions	$(10,477)	$(245,912)	$(174,875)	$36,262

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	China Region Fund		Intrepid European Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	35	394	2,755	4,087
Reinvested	26	84	115	237
Redeemed	(100)	(352)	(4,445)	(3,257)
Conversion from Class B Shares	—	—	—	69

Change in Class A Shares	(39)	126	(1,575)	1,136

Class B (a)
Issued	—	—	—	— (b)
Reinvested	—	—	—	4
Redeemed	—	—	—	(74)
Conversion to Class A Shares	—	—	—	(77)

Change in Class B Shares	—	—	—	(147)

Class C
Issued	21	96	449	1,587
Reinvested	10	23	31	76
Redeemed	(57)	(53)	(1,362)	(1,022)

Change in Class C Shares	(26)	66	(882)	641

Institutional Class
Issued	—	—	14,948	8,326
Reinvested	—	—	288	62
Redeemed	—	—	(4,219)	(15,520)

Change in Institutional Class Shares	—	—	11,017	(7,132)

Select Class
Issued	86	2,264	3,181	12,569
Reinvested	13	80	74	367
Redeemed	(666)	(15,818)	(20,109)	(6,018)

Change in Select Class Shares	(567)	(13,474)	(16,854)	6,918

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

	Latin America Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,759	$4,301
Distributions reinvested	105	45
Cost of shares redeemed	(6,671)	(10,704)

Change in net assets resulting from Class A capital transactions	$(2,807)	$(6,358)

Class C
Proceeds from shares issued	$643	$697
Distributions reinvested	24	3
Cost of shares redeemed	(664)	(1,189)

Change in net assets resulting from Class C capital transactions	$3	$(489)

Class R6 (a)
Proceeds from shares issued	$43,650	$—
Distributions reinvested	804	—
Cost of shares redeemed	(22,557)	—

Change in net assets resulting from Class R6 capital transactions	$21,897	$—

Select Class
Proceeds from shares issued	$25,228	$8,351
Distributions reinvested	9	351
Cost of shares redeemed	(48,971)	(10,912)

Change in net assets resulting from Select Class capital transactions	$(23,734)	$(2,210)

Total change in net assets resulting from capital transactions	$(4,641)	$(9,057)

SHARE TRANSACTIONS:
Class A
Issued	317	296
Reinvested	10	3
Redeemed	(569)	(760)

Change in Class A Shares	(242)	(461)

Class C
Issued	58	53
Reinvested	2	— (b)
Redeemed	(58)	(84)

Change in Class C Shares	2	(31)

Class R6 (a)
Issued	3,690	—
Reinvested	77	—
Redeemed	(1,616)	—

Change in Class R6 Shares	2,151	—

Select Class
Issued	2,048	576
Reinvested	1	23
Redeemed	(4,143)	(734)

Change in Select Class Shares	(2,094)	(135)

(a)	Commencement of offering of class of shares effective November 2, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
China Region Fund
Class A
Year Ended October 31, 2016	$17.73	$0.06		$0.44		$0.50	$(1.38)	$—	$(1.38)
Year Ended October 31, 2015	22.02	0.25	(e)	(0.57	)(f)	(0.32)	(0.08)	(3.89)	(3.97)
Year Ended October 31, 2014	20.62	0.09	(g)	1.37		1.46	(0.06)	—	(0.06)
Year Ended October 31, 2013	17.73	0.08		2.81		2.89	—	—	—
Year Ended October 31, 2012	16.64	0.10		1.13		1.23	(0.14)	—	(0.14)

Class C
Year Ended October 31, 2016	17.20	(0.03)		0.43		0.40	(1.34)	—	(1.34)
Year Ended October 31, 2015	21.50	0.08	(e)	(0.48	)(f)	(0.40)	(0.01)	(3.89)	(3.90)
Year Ended October 31, 2014	20.18	0.03	(g)	1.29		1.32	—	—	—
Year Ended October 31, 2013	17.43	0.01		2.74		2.75	—	—	—
Year Ended October 31, 2012	16.31	—	(h)	1.13		1.13	(0.01)	—	(0.01)

Select Class
Year Ended October 31, 2016	17.87	0.09		0.48		0.57	(1.03)	—	(1.03)
Year Ended October 31, 2015	22.17	0.16	(e)	(0.43	)(f)	(0.27)	(0.14)	(3.89)	(4.03)
Year Ended October 31, 2014	20.75	0.09	(g)	1.44		1.53	(0.11)	—	(0.11)
Year Ended October 31, 2013	17.84	0.22		2.74		2.96	(0.05)	—	(0.05)
Year Ended October 31, 2012	16.75	0.12		1.15		1.27	(0.18)	—	(0.18)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02) and $0.04 for Class A, Class C and Select Class, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.08)% and 0.21% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$16.85	3.29%	$4,697	1.55%	0.38%		2.65%	61%
17.73	(2.04)	5,651	1.75	1.15	(e)	2.10	176
22.02	7.12	4,237	1.85	0.42	(g)	2.02	72
20.62	16.30	6,079	1.85	0.44		2.29	72
17.73	7.51	3,138	1.98	0.61		5.40	85

16.26	2.76	2,044	2.05	(0.22)		3.11	61
17.20	(2.49)	2,610	2.24	0.37	(e)	2.62	176
21.50	6.54	1,857	2.35	0.15	(g)	2.52	72
20.18	15.78	1,550	2.35	0.03		2.82	72
17.43	6.97	1,441	2.48	(0.01)		5.89	85

17.41	3.51	16,372	1.30	0.53		2.27	61
17.87	(1.81)	26,928	1.56	0.69	(e)	1.69	176
22.17	7.39	332,071	1.60	0.43	(g)	1.76	72
20.75	16.62	640,511	1.60	1.13		1.82	72
17.84	7.78	4,483	1.73	0.70		5.15	85

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid European Fund
Class A
Year Ended October 31, 2016	$24.41	$0.37		$(2.55)	$(2.18)	$(0.29)
Year Ended October 31, 2015	24.54	0.36		0.32	0.68	(0.81)
Year Ended October 31, 2014	24.79	0.66		(0.90)	(0.24)	(0.01)
Year Ended October 31, 2013	17.89	0.27		6.87	7.14	(0.24)
Year Ended October 31, 2012	16.98	0.26	(e)	1.19	1.45	(0.54)

Class C
Year Ended October 31, 2016	21.77	0.23		(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21		0.29	0.50	(0.72)
Year Ended October 31, 2014	22.32	0.47		(0.79)	(0.32)	(0.01)
Year Ended October 31, 2013	16.11	0.18		6.16	6.34	(0.13)
Year Ended October 31, 2012	15.33	0.22	(e)	1.01	1.23	(0.45)

Institutional Class
Year Ended October 31, 2016	25.13	0.49		(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54		0.28	0.82	(0.92)
Year Ended October 31, 2014	25.46	0.79		(0.93)	(0.14)	(0.09)
Year Ended October 31, 2013	18.35	0.22		7.20	7.42	(0.31)
Year Ended October 31, 2012	17.42	0.40	(e)	1.17	1.57	(0.64)

Select Class
Year Ended October 31, 2016	24.83	0.44		(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45		0.32	0.77	(0.89)
Year Ended October 31, 2014	25.18	0.71		(0.88)	(0.17)	(0.06)
Year Ended October 31, 2013	18.15	0.22		7.07	7.29	(0.26)
Year Ended October 31, 2012	17.24	0.38	(e)	1.12	1.50	(0.59)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.39 and $0.37 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.39%, 2.28% and 2.20% for Class A, Class C, Institutional Class and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$21.94	(8.98)%	$162,767	1.42%	1.66%		1.43%	142%
24.41	2.86	219,548	1.41	1.48		1.41	167
24.54	(0.95)	192,865	1.30	2.55		1.31	197
24.79	40.30	98,202	1.47	1.30		1.76	253
17.89	9.04	94,840	1.50	1.54	(e)	1.74	297

19.52	(9.42)	50,152	1.91	1.16		1.92	142
21.77	2.37	75,145	1.91	0.98		1.91	167
21.99	(1.46)	61,814	1.80	2.00		1.81	197
22.32	39.62	21,663	1.95	0.94		2.27	253
16.11	8.47	8,953	2.00	1.48	(e)	2.26	297

22.61	(8.48)	424,388	0.90	2.16		0.90	142
25.13	3.36	194,930	0.90	2.16		0.91	167
25.23	(0.56)	375,683	0.90	2.93		0.91	197
25.46	40.95	249,744	0.98	0.96		1.18	253
18.35	9.63	16,151	1.00	2.37	(e)	1.35	297

22.37	(8.73)	145,080	1.10	1.95		1.10	142
24.83	3.22	579,389	1.07	1.81		1.07	167
24.95	(0.68)	409,675	1.05	2.69		1.06	197
25.18	40.63	328,979	1.18	0.94		1.33	253
18.15	9.27	15,469	1.25	2.29	(e)	1.51	297

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Latin America Fund
Class A
Year Ended October 31, 2016	$11.31	$0.14	$3.11	$3.25	$(0.13)
Year Ended October 31, 2015	17.43	0.14	(6.23)	(6.09)	(0.03)
Year Ended October 31, 2014	18.47	0.10	(1.02)	(0.92)	(0.12)
Year Ended October 31, 2013	18.46	0.10	(0.05)	0.05	(0.04)
Year Ended October 31, 2012	18.88	0.10	(0.49)	(0.39)	(0.03)

Class C
Year Ended October 31, 2016	11.06	0.08	3.04	3.12	(0.11)
Year Ended October 31, 2015	17.11	0.06	(6.10)	(6.04)	(0.01)
Year Ended October 31, 2014	18.12	0.02	(1.00)	(0.98)	(0.03)
Year Ended October 31, 2013	18.21	0.01	(0.06)	(0.05)	(0.04)
Year Ended October 31, 2012	18.72	0.01	(0.49)	(0.48)	(0.03)

Class R6
November 2, 2015(g) through October 31, 2016	11.46	0.21	3.05	3.26	(0.22)

Select Class
Year Ended October 31, 2016	11.40	0.15	3.20	3.35	(0.01)
Year Ended October 31, 2015	17.58	0.17	(6.27)	(6.10)	(0.08)
Year Ended October 31, 2014	18.63	0.16	(1.04)	(0.88)	(0.17)
Year Ended October 31, 2013	18.59	0.15	(0.05)	0.10	(0.06)
Year Ended October 31, 2012	18.98	0.13	(0.48)	(0.35)	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$14.43	29.13%	$11,878	1.55%	1.20%		2.15%	61%
11.31	(34.97)	12,044	1.66	0.97	(e)	2.08	25
17.43	(4.98)	26,591	1.70	0.55	(e)	1.89	58
18.47	0.25	24,688	1.70	0.54	(e)	1.91	37
18.46	(2.04)	17,490	1.86	0.52	(e)	2.03	49

14.07	28.57	2,700	2.05	0.72		2.65	61
11.06	(35.30)	2,108	2.16	0.45	(f)	2.58	25
17.11	(5.42)	3,778	2.20	0.11	(f)	2.39	58
18.12	(0.30)	4,292	2.20	0.07	(f)	2.42	37
18.21	(2.54)	3,370	2.37	0.05	(f)	2.52	49

14.50	29.18	31,187	1.05	1.77		1.46	61

14.74	29.46	33,691	1.29	1.19		1.77	61
11.40	(34.80)	49,918	1.41	1.22	(h)	1.65	25
17.58	(4.72)	79,367	1.45	0.88	(h)	1.64	58
18.63	0.50	109,334	1.45	0.79	(h)	1.67	37
18.59	(1.85)	60,487	1.61	0.69	(h)	1.78	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class C, Institutional Class^ and Select Class	Diversified
Latin America Fund	Class A, Class C, Class R6* and Select Class	Non-Diversified

*	Class R6 Shares commenced operations on November 2, 2015 for Latin America Fund.
^	Effective December 1, 2016, the Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objectives of the Funds are as follows:

The China Region Fund and Latin America Fund will seek long-term capital growth.

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

30	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable for inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

China Region Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$3,178	$8,654	$—	$11,832
Hong Kong	—	5,358	—	5,358
Singapore	—	251	—	251
Taiwan	2,534	2,047	—	4,581

Total Common Stocks	5,712	16,310	—	22,022

Structured Instruments
China	—	1,116	—	1,116

Total Investments in Securities	$5,712	$17,426	$—	$23,138

Intrepid European Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$12,305	$—	$12,305
Belgium	—	10,335	—	10,335
Denmark	—	20,691	—	20,691
Finland	—	13,212	—	13,212
France	—	129,907	—	129,907
Germany	—	105,325	—	105,325
Italy	6,265	32,064	—	38,329
Luxembourg	—	14,984	—	14,984
Netherlands	—	41,407	—	41,407
Norway	—	11,195	—	11,195
Spain	—	27,272	—	27,272
Sweden	—	16,336	—	16,336

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Intrepid European Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Switzerland	—	111,978	—	111,978
United Kingdom	—	185,312	—	185,312

Total Common Stocks	6,265	732,323	—	738,588

Preferred Stock
Germany	—	11,952	—	11,952
Short-Term Investment
Investment Company	7,631	—	—	7,631

Total Investments in Securities	$13,896	$744,275	$—	$758,171

Appreciation in Other Financial Instruments
Futures Contracts	$—	$8	$—	$8

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(3)	$—	$(3)

Latin America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$79,763	$—	$—	$79,763

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for country specifics of portfolio holdings.

For China Region Fund, transfers from level 1 to level 2 in the amount of approximately $471,000 are due to applying the fair value factors to certain securities during the year ended October 31, 2016.

For Intrepid European Fund and Latin America Fund there were no transfers among any levels during the year ended October 31, 2016.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of October 31, 2016, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — Intrepid European Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

32	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2016 (amounts in thousands):

Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$16,934
Ending Notional Balance Long	16,667

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Structured Instruments — China Region Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Fund will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates or other entities and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Fund to counterparty risk.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain or loss on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R6	Institutional Class	Select Class	Total
China Region Fund
Transfer agency fees	$3	$1	n/a	n/a	$4	$8
Sub-transfer agency fees	5	1	n/a	n/a	2	8
Intrepid European Fund
Transfer agency fees	35	9	n/a	$3	13	60
Sub-transfer agency fees	239	72	n/a	41	126	478
Latin America Fund
Transfer agency fees	4	1	$1	n/a	3	9
Sub-transfer agency fees	17	3	—	n/a	11	31

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required on the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
China Region Fund	$—	$3	$(3)
Intrepid European Fund	(97,190)	(989)	98,179
Latin America Fund	(1,454)	80	1,374

The reclassifications for the Funds relate primarily to foreign currency gains or losses and expiration of capital loss carryforwards.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

China Region Fund	1.00%
Intrepid European Fund	0.65
Latin America Fund	1.00

The Adviser, on behalf of China Region Fund, has entered into an investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For performing its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser. The fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund’s average daily net assets. The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective annual rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

34	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
China Region Fund	0.25%	0.75%
Intrepid European Fund	0.25	0.75
Latin America Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
China Region Fund	$1	$—	(a)
Intrepid European Fund	57	—	(a)
Latin America Fund	1	—

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
China Region Fund	0.25%	0.25%	n/a	0.25%
Intrepid European Fund	0.25	0.25	0.10%	0.25
Latin America Fund	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest expense paid to the custodian related to cash overdraft, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Institutional Class	Select Class
China Region Fund	1.55%	2.05%	n/a	n/a	1.30%
Intrepid European Fund	1.50	2.00	n/a	1.00%	1.25
Latin America Fund	1.55	2.05	1.05%	n/a	1.30

The expense limitation agreements were in effect for the year ended October 31, 2016 and are in place until at least February 28, 2017.

For the year ended October 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
China Region Fund	$180	$21	$36	$237	$13
Intrepid European Fund	—	—	3	3	—
Latin America Fund	241	61	36	338	3

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2016 were as follows (amounts in thousands):

Intrepid European Fund	$55
Latin America Fund	4

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2016, the China Region Fund and Latin America Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid European Fund	$63
Latin America Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
China Region Fund	$15,106	$26,696
Intrepid European Fund	1,283,809	1,441,411
Latin America Fund	43,589	45,189

During the year ended October 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Region Fund	$17,471	$6,076	$409	$5,667
Intrepid European Fund	758,780	46,915	47,524	(609)
Latin America Fund	70,985	13,892	5,114	8,778

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

36	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
China Region Fund	$1,851	$—	$1,851
Intrepid European Fund	14,848	—	14,848
Latin America Fund	948	—	948

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
China Region Fund	$3,145	$57,631	$60,776
Intrepid European Fund	36,703	—	36,703
Latin America Fund	415	—	415

*	Short-term gains are treated as ordinary income for income tax purposes.

As of October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
China Region Fund	$114	$1,602	$—	$5,667
Intrepid European Fund	16,972	—	(238,188)	(799)
Latin America Fund	1,014	—	(43,030)	8,778

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2016, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Intrepid European Fund	$(129,417)	$(9,863)
Latin America Fund	(15,689)	(21,582)

As of October 31, 2016, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2019	Total
Intrepid European Fund	$(98,908)	—	$(98,908)
Latin America Fund	(2,277)	(3,482)	(5,759)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2016. Average borrowings from the Facility for the year ended October 31, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Latin America Fund	$7,757	0.41%	2	$—	(a)

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds had no borrowings outstanding from Credit Facility at October 31, 2016. Average borrowings from the Credit Facility for, or at any time during the year ended October 31, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Latin America Fund	$3,725	0.53%	4	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2016, the Funds had affiliated and/or non-affiliated omnibus accounts, which collectively represented the following percentage of each applicable Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Unaffiliated Omnibus Accounts	% of the Fund
China Region Fund	3	71.9%	—	—
Intrepid European Fund	2	12.4	—	—
Latin America Fund	—	—	1	32.6%

The J.P. Morgan Investor Funds, which are affiliated and/or non-affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

J.P. Morgan Investor Funds
Intrepid European Fund	38.3%
Latin America Fund	39.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

38	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2016, the Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	Hong Kong	Mexico	Switzerland	Taiwan	United Kingdom
China Region Fund	—	55.90%	—	—	23.20%	—	—	19.80%	—
Intrepid European Fund	—	—	17.10%	15.50%	—	—	14.80%	—	24.40%
Latin America Fund	59.40%	—	—	—	—	26.00%	—	—	—

As of October 31, 2016, substantially all of the Funds’ net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The China Region Fund invests primarily in equity securities of companies in the China Region. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; or the principal securities market for which is China or Taiwan. The Latin America Fund invests primarily in equity securities of Latin America issuers or other investments economically tied to Latin America.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan China Region Fund, JPMorgan Intrepid European Fund and JPMorgan Latin America Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan China Region Fund, JPMorgan Intrepid European Fund and JPMorgan Latin America Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

40	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	41

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

42	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
China Region Fund
Class A
Actual	$1,000.00	$1,121.90	$8.32	1.56%
Hypothetical	1,000.00	1,017.29	7.91	1.56
Class C
Actual	1,000.00	1,118.50	10.97	2.06
Hypothetical	1,000.00	1,014.78	10.43	2.06
Select Class
Actual	1,000.00	1,122.60	6.99	1.31
Hypothetical	1,000.00	1,018.55	6.65	1.31

Intrepid European Fund
Class A
Actual	1,000.00	973.80	7.19	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class C
Actual	1,000.00	971.60	9.61	1.94
Hypothetical	1,000.00	1,015.38	9.83	1.94
Institutional Class
Actual	1,000.00	976.30	4.47	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Select Class
Actual	1,000.00	975.20	5.61	1.13
Hypothetical	1,000.00	1,019.46	5.74	1.13

Latin America Fund
Class A
Actual	1,000.00	1,155.30	8.34	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54

44	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Latin America Fund (continued)
Class C
Actual	$1,000.00	$1,153.30	$11.04	2.04%
Hypothetical	1,000.00	1,014.88	10.33	2.04
Class R6
Actual	1,000.00	1,159.10	5.64	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Select Class
Actual	1,000.00	1,157.00	6.99	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein, and sub-advisory agreement for the China Region Fund, (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Funds and by the sub-adviser from the Adviser, as applicable, under the applicable Advisory Agreements was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-adviser’s, as applicable, senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-adviser, as applicable. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s and sub-adviser’s, as applicable, risk governance model and reports showing the Adviser’s and sub-adviser’s, as applicable, compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates, and sub-adviser, as applicable, to the Funds, gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser, sub-adviser, as applicable, and their affiliates, the

46	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

commitment of the Adviser and sub-adviser, as applicable, to provide high quality service to the Funds, their overall confidence in the Adviser’s and sub-adviser’s, as applicable, integrity and the Adviser’s and sub-adviser’s, as applicable, responsiveness to questions or concerns raised by them, including the Adviser’s and sub-adviser’s, as applicable, willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, with respect to the China Region Fund, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-adviser under the Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-adviser to help ensure that the sub-adviser is managing the Fund consistently with its investment objective and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, the sub-adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and sub-adviser, as applicable, and their affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser or sub-adviser, as applicable.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and sub-adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the China Region Fund’s performance for Class A shares was in the third, first, and third quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fourth, third and second quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Intrepid European Fund’s performance for Class A shares was in the fourth, first and second quintiles based upon the Peer Group, and in the third, second, and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the third, second and second quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Latin America Fund’s performance for both Class A and Select Class shares were in the fourth, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees also considered the fee paid by the Adviser to the sub-adviser, as applicable, out of the advisory fee. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the China Region Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon the Peer Group and Universe. The

48	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

Trustees noted that the net advisory fee for the Select Class shares was in the first quintile, based upon the Universe, and that the actual total expenses for the Select Class shares was in the second quintile, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the sub-adviser were reasonable.

The Trustees noted that the Intrepid European Fund’s net advisory fee for Class A shares was in the first and second quintiles, based upon the Peer Group and Universe, respectively and that the actual total expenses for Class A shares were in the fifth and third quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the first quintile, and that the actual total expenses were in the second quintile, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that, the Latin America Fund’s net advisory fee for Class A and Select Class shares were both in the third quintile, and that the actual total expenses for Class A and Select shares were in the third and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	49

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Qualified Dividend Income
China Region Fund	$543
Intrepid European Fund	17,780
Latin America Fund	948

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2016, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
China Region Fund	$503	$46
Intrepid European Fund	31,522	2,932
Latin America Fund	2,038	40

50	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016	AN-INTEQ-CO-1016

Annual Report

J.P. Morgan SMA Funds

October 31, 2016

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

Global financial markets generally weathered two distinct sell-offs and rebounded to provide positive returns over the twelve month reporting period amid continued economic stimulus from leading central banks. Financial markets appeared to absorb the U.S. Federal Reserve’s December 2015 interest rate increase – the first in a decade – with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets and led to the worst start of any year on record for U.S. equity prices.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows and emerging market equities in particular experienced a brief but significant rise in prices. In June 2016, British voters confounded the expectations of some and voted to exit the European Union. The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided.

Economic growth in China and other emerging market nations, firmness in commodities prices and attractive valuations drew investors to emerging market equities during the second half of the reporting period. In Europe, a sluggish economy and investor concerns about the long-term impact of the Brexit weighted down equity prices. During the reporting period, central bankers in Japan and Europe increased economic stimulus, which supported financial markets generally.

Notably, crude oil prices reached 15-month highs in October 2016 amid expectations that the Organization of Petroleum Exporting Countries would agree to production caps that would reduce global inventories.

2	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	(0.83)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia
and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	(3.35)%

Net Assets as of 10/31/2016 (In Thousands)	$76,748

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities. The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive by the Fund’s portfolio managers but were not accessible as American Depositary Receipts (ADRs).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s underweight position in the banks sector and its security selection in the basic materials sector were leading contributors to performance relative to the Benchmark. The Fund’s underweight position in the energy sector and its security selection in the insurance sector were leading detractors from relative performance.

By region, the Fund’s security selection in Europe, excluding the U.K., and in emerging markets was a leading contributor to relative performance, while the Fund’s underweight position in the Pacific, excluding Japan, and its security selection in Japan were leading detractors from relative performance. Emerging markets were not represented in the Benchmark.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Daikin Industries Ltd., Suzuki Motor Corp. and Goodman Group. Shares of Daikin, a Japanese manufacturer of air conditioners that was not held in the Benchmark, rose as sales growth in emerging markets, an expanding presence in the U.S. and as a weaker yen boosted earnings. Shares of Suzuki Motor, an auto manufacturer not held in the Benchmark, rose amid sales growth in Europe and India. Shares of Goodman Group Property Ltd., an Australian industrial property manager, rose after the company raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Samsung Electronics Co., Barratt Developments PLC and Japan Airlines Co. Shares of Samsung Electronics, a maker of smartphones and other consumer electronics that was not held in the Benchmark, fell amid a sales halt and recall of its Galaxy Note 7 line of smartphones. Shares of Barratt Developments, a U.K. homebuilder, declined amid investor concerns about the long-term impact of the U.K.’s planned exit from the European Union. Shares of Japan Airlines, fell after the company reported a drop in revenue and operating profit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value.

The Fund is offered as a component of the JPMorgan International Value SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. As a result, the Fund’s holdings depend on whether a particular security or instrument can be purchased directly on behalf of the participants in the separately managed account programs investing in the SMA Strategy.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Daimler AG (Germany)	6.4%
2.	Daikin Industries Ltd. (Japan)	5.4
3.	Renault S.A. (France)	4.8
4.	Daiwa House Industry Co., Ltd. (Japan)	4.8
5.	UPM-Kymmene OYJ (Finland)	4.5
6.	Mitsui Fudosan Co., Ltd. (Japan)	4.4
7.	Sumitomo Electric Industries Ltd. (Japan)	4.1
8.	Standard Chartered plc (United Kingdom)	3.9
9.	Suzuki Motor Corp. (Japan)	3.9
10.	Bankia S.A. (Spain)	3.9

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	45.4%
Germany	11.2
France	10.8
Finland	7.4
United Kingdom	5.7
Netherlands	5.3
Spain	3.9
Australia	3.5
South Korea	3.2
Denmark	1.9
Hong Kong	1.7

*	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
International Value SMA Fund	August 17, 2007	(0.83)%	(3.46)%	3.22%	(0.48)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Multi-Cap Value Funds Index from August 17, 2007 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Multi-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.80%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index)	3.10%
Tax Aware Real Return Composite Benchmark**	4.67%

Net Assets as of 10/31/2016 (In Thousands)	$10,197

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares had a positive absolute return and outperformed the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) but underperformed the Composite Benchmark for the twelve months ended October 31, 2016.

The Fund’s hedge against inflation was a leading contributor to absolute performance as inflation swap indexes rose during the reporting period. Inflation swap returns were driven higher by improvement in global oil prices, which increased inflationary pressure. The Fund’s allocation to a 90% hedge, rather than a 100% hedge, detracted from absolute and relative performance.

Relative to the Benchmark, the Fund’s longer overall duration and its longer duration in electric, industrial development revenue/pollution control revenue and transportation sector bonds helped performance during the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, compared with bonds with shorter duration.

The Fund’s overall bias toward higher quality bonds detracted from relative performance, particularly its underweight position in bonds rated A and BBB, as lower rated bonds generally outperformed higher rated bonds during the reporting period.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero- coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

The Fund is a component of separately managed accounts that also invest, at the direction of JPMorgan Investment Management Inc. (“JPMIM”) or in accordance with a JPMIM model investment portfolio, in individual securities and other investments. The Fund is managed in a manner consistent with its role in separately managed accounts.

During the period, the Fund’s portfolio managers reduced the hedge ratio to 90% from 95% as asset valuations rose.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

PORTFOLIO COMPOSITION****
Municipal Bonds	92.7%
Short-Term Investment	7.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
Tax Aware Real Return SMA Fund	May 31, 2007
Before Taxes		3.80%	1.27%	1.52%	3.15%
After Taxes on Distributions		3.80	1.27	1.51	3.15
After Taxes on Distributions and Sale of Fund Shares		3.41	1.68	1.82	3.16

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Tax Aware Real Return Composite Benchmark, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Tax Aware Real Return Composite Benchmark and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Tax Aware Real Return Composite Benchmark is determined by adding the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the

Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Australia — 3.4%
516	Goodman Group	2,658

	Denmark — 1.8%
11	Pandora A/S	1,396

	Finland — 7.2%
313	Outokumpu OYJ (a)	2,180
145	UPM-Kymmene OYJ	3,365

		5,545

	France — 10.6%
26	Capgemini S.A.	2,113
469	Natixis S.A.	2,373
42	Renault S.A.	3,621

		8,107

	Germany — 10.9%
41	Brenntag AG	2,171
67	Daimler AG	4,753
15	HeidelbergCement AG	1,459

		8,383

	Hong Kong — 1.7%
418	China Overseas Land & Investment Ltd.	1,283

	Japan — 44.2%
42	Daikin Industries Ltd.	4,054
131	Daiwa House Industry Co., Ltd.	3,593
41	Dentsu, Inc.	2,039
104	DMG Mori Co., Ltd.	1,106
75	Japan Airlines Co., Ltd.	2,222
20	Mabuchi Motor Co., Ltd.	1,186
114	Mitsubishi Corp.	2,481

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
146	Mitsui Fudosan Co., Ltd.	3,325
80	NGK Spark Plug Co., Ltd.	1,578
51	NH Foods Ltd.	1,222
51	Sompo Holdings, Inc.	1,650
205	Sumitomo Electric Industries Ltd.	3,033
37	Suzuken Co., Ltd.	1,188
81	Suzuki Motor Corp.	2,895
103	Yamato Holdings Co., Ltd.	2,349

		33,921

	Netherlands — 5.2%
82	ASR Nederland N.V. (a)	1,814
72	NN Group N.V.	2,155

		3,969

	South Korea — 3.1%
2	Samsung Electronics Co., Ltd.	2,379

	Spain — 3.8%
3,291	Bankia S.A.	2,892

	United Kingdom — 5.5%
237	Barratt Developments plc	1,312
339	Standard Chartered plc (a)	2,945

		4,257

	Total Investments — 97.4% (Cost $67,090)	74,790
	Other Assets in Excess of Liabilities — 2.6%	1,958

	NET ASSETS — 100.0%	$76,748

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Automobiles	15.1%
Banks	11.0
Real Estate Management & Development	10.9
Insurance	7.5
Trading Companies & Distributors	6.2
Auto Components	6.2
Building Products	5.4
Paper & Forest Products	4.5
Equity Real Estate Investment Trusts (REITs)	3.5
Technology Hardware, Storage & Peripherals	3.2
Air Freight & Logistics	3.1

INDUSTRY	PERCENTAGE
Airlines	3.0%
Metals & Mining	2.9
IT Services	2.8
Media	2.7
Construction Materials	2.0
Textiles, Apparel & Luxury Goods	1.9
Household Durables	1.8
Food Products	1.6
Health Care Providers & Services	1.6
Electrical Equipment	1.6
Machinery	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 87.1% (t)
	California — 3.8%
	Education — 1.8%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	63
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	86
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	31

		180

	General Obligation — 2.0%
165	Tustin Unified School District, School Facilities Improvement District No. 2002-1, GO, 5.000%, 08/01/31	204

	Total California	384

	Connecticut — 4.2%
	Water & Sewer — 4.2%
	City of Stamford, Water Pollution Control System & Facility,
100	Series A, Rev., 6.000%, 08/15/20	119
150	Series A, Rev., 6.000%, 08/15/21	184
100	Series A, Rev., 6.000%, 08/15/22	127

	Total Connecticut	430

	District of Columbia — 1.2%
	Water & Sewer — 1.2%
100	District of Columbia Water & Sewer Authority, Public Utility Subordinate Lien, Series C, Rev., 5.000%, 10/01/24	120

	Florida — 7.6%
	General Obligation — 2.9%
250	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.000%, 06/01/25	291

	Utility — 4.7%
100	JEA, St. Johns River Power Park System, Series 8, Rev., 4.000%, 10/01/17 (p)	103
300	Sarasota County, Florida Utility System, Series B, Rev., 5.000%, 10/01/25	380

		483

	Total Florida	774

	Georgia — 7.6%
	General Obligation — 3.8%
300	Dekalb County, Georgia Special Transportation, Parks and Greenspace and Libraries, GO, 5.000%, 12/01/26	382

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 3.8%
250	DeKalb County, Water & Sewerage, Series B, Rev., 5.250%, 10/01/26	324
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	68

		392

	Total Georgia	774

	Illinois — 0.6%
	General Obligation — 0.6%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	64

	Indiana — 1.2%
	Education — 1.2%
100	Purdue University, Student Fee, Series U, Rev., 5.250%, 07/01/21	118

	Massachusetts — 4.9%
	Transportation — 4.9%
	Massachusetts Bay Transportation Authority,
150	Series A, Rev., 5.250%, 07/01/27	195
250	Series B, Rev., 5.250%, 07/01/23	310

	Total Massachusetts	505

	Nevada — 2.4%
	Water & Sewer — 2.4%
200	Truckee Meadows Water Authority, Rev., 5.000%, 07/01/31	243

	New Jersey — 1.5%
	Transportation — 1.5%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.250%, 12/15/20	89
60	Series A, Rev., 5.500%, 12/15/21	68

	Total New Jersey	157

	New Mexico — 9.8%
	Other Revenue — 4.2%
340	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.000%, 06/01/22	397
30	New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	30

		427

	Transportation — 5.6%
250	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.000%, 06/15/24	284

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
250	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	287

		571

	Total New Mexico	998

	New York — 11.0%
	Education — 0.5%
55	New York State Dormitory Authority, Series A, Rev., 5.000%, 07/01/17	56

	General Obligation — 0.8%
10	City of New York, Subseries E-1, GO, 6.250%, 10/15/28	11
20	County of Tompkins, Public Improvement, Series A, GO, 4.000%, 03/01/21	23
50	Eastport South Manor Central School District, GO, 4.000%, 08/01/17	51

		85

	Other Revenue — 1.2%
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	119

	Prerefunded — 0.9%
85	City of New York, Subseries E-1, GO, 6.250%, 10/15/18 (p)	94

	Special Tax — 1.8%
150	New York State Dormitory Authority, State Personal Income Tax, Series C, Rev., 5.000%, 03/15/33	180

	Transportation — 5.8%
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
410	Series A, Rev., 5.000%, 01/01/26	482
100	Series D, Rev., 5.000%, 11/15/18	108

		590

	Total New York	1,124

	Ohio — 5.6%
	General Obligation — 5.6%
250	City of Columbus, Series 1, GO, 5.000%, 07/01/27	308
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	108
125	State of Ohio, Common Schools, Series A, GO, 5.000%, 09/15/26	160

	Total Ohio	576

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — 2.7%
	General Obligation — 2.7%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	275

	Pennsylvania — 0.2%
	General Obligation — 0.2%
15	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	17

	South Carolina — 3.4%
	General Obligation — 3.4%
300	State of South Carolina, Series C, GO, 5.000%, 03/01/22	349

	Tennessee — 0.5%
	Prerefunded — 0.5%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18 (p)	52

	Texas — 10.2%
	General Obligation — 2.8%
250	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	280

	Prerefunded — 3.0%
70	City of Mesquite, Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/17 (p)	71
210	Harris County, Series C, Rev., 5.000%, 08/15/19 (p)	233

		304

	Utility — 4.1%
355	City of Houston, Combined Utility System, First Lien, Series D, Rev., 5.000%, 11/15/24	418

	Water & Sewer — 0.3%
30	North Texas Municipal Water District, Water System, Rev., 5.250%, 09/01/20	35

	Total Texas	1,037

	Utah — 2.4%
	Other Revenue — 2.4%
200	Utah Transit Authority Sales Tax, Subordinate Sales Tax, Series A, Rev., 5.000%, 06/15/29	246

	Virginia — 4.3%
	Education — 0.6%
50	Virginia College Building Authority, 21st Century College & Equipment Programs, Educational Facilities, Series E-2, Rev., 5.000%, 02/01/23	61

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — 3.7%
300	County of Chesterfield, Public Improvement, GO, 5.000%, 01/01/24	373

	Total Virginia	434

	Washington — 2.0%
	General Obligation — 0.3%
25	Snohomish County, Everett School District No. 2, GO, NATL-RE, FGIC, 5.000%, 12/01/16	25

	Transportation — 1.7%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/25	177

	Total Washington	202

	Total Municipal Bonds (Cost $8,326)	8,879

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.8%
	Investment Company — 6.8%
696	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $696)	696

	Total Investments — 93.9% (Cost $9,022)	9,575
	Other Assets in Excess of Liabilities — 6.1%	622

	NET ASSETS — 100.0%	$10,197

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America N.A.	1.700% at termination	CPI-U at termination	04/04/18	$500	$3
BNP Paribas	1.695% at termination	CPI-U at termination	06/02/19	1,250	12
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	6,000	(725)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	(147)

					$(857)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	13

J.P. Morgan SMA Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

AGM	— Insured by Assured Guaranty Municipal Corp.
CPI-U	— Consumer Price Index for All Urban Consumers
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of October 31, 2016.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$74,790	$8,879
Investments in affiliates, at value	—	696

Total investment securities, at value	74,790	9,575
Restricted cash	—	1,320
Cash	1,418	—
Receivables:
Fund shares sold	—	127
Interest and dividends from non-affiliates	278	112
Dividends from affiliates	—	—	(a)
Tax reclaims	389	—
Outstanding swap contracts, at value	—	15
Due from Adviser	25	17

Total Assets	76,900	11,166

LIABILITIES:
Payables:	—	—
Fund shares redeemed	56	—
Outstanding swap contracts, at value	—	872
Accrued liabilities:
Custodian and accounting fees	8	3
Collateral management fees	—	10
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)
Audit fees	80	82
Other	8	2

Total Liabilities	152	969

Net Assets	$76,748	$10,197

NET ASSETS:
Paid-in-Capital	$83,374	$10,652
Accumulated undistributed (distributions in excess of) net investment income	1,825	1
Accumulated net realized gains (losses)	(16,127)	(152)
Net unrealized appreciation (depreciation)	7,676	(304)

Total Net Assets	$76,748	$10,197

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	6,691	1,015
Net asset value, offering and redemption price per share (b)	$11.47	$10.04

Cost of investments in non-affiliates	$67,090	$8,326
Cost of investments in affiliates	—	696

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$288
Dividend income from non-affiliates	2,220	—
Dividend income from affiliates	—	1
Foreign taxes withheld	(286)	—

Total investment income	1,934	289

EXPENSES:
Administration fees	69	8
Custodian and accounting fees	44	42
Interest expense to affiliates	— (a)	—
Professional fees	109	79
Collateral management fees	—	31
Interest expense to non-affiliates	— (a)	—
Trustees’ and Chief Compliance Officer’s fees	14	15
Printing and mailing costs	11	6
Registration and filing fees	16	17
Transfer agency fees	1	— (a)
Sub-transfer agency fees	7	— (a)
Other	8	3

Total expenses	279	201

Less fees waived	(69)	(8)
Less expense reimbursements	(210)	(193)

Net expenses	—	—

Net investment income (loss)	1,934	289

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,714)	354
Futures	(223)	—
Foreign currency transactions	(34)	—
Swaps	—	(190)

Net realized gain (loss)	(4,971)	164

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,934	(324)
Futures	— (a)	—
Foreign currency translations	13	—
Swaps	—	263

Change in net unrealized appreciation/depreciation	1,947	(61)

Net realized/unrealized gains (losses)	(3,024)	103

Change in net assets resulting from operations	$(1,090)	$392

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,934	$4,228	$289	$468
Net realized gain (loss)	(4,971)	7,247	164	(304)
Change in net unrealized appreciation/depreciation	1,947	(8,554)	(61)	(639)

Change in net assets resulting from operations	(1,090)	2,921	392	(475)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,412)	(7,972)	(290)	(486)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	24,016	43,621	3,956	2,728
Distributions reinvested	1,944	6,549	—	—
Cost of shares redeemed	(50,767)	(256,024)	(4,944)	(11,631)

Change in net assets resulting from capital transactions	(24,807)	(205,854)	(988)	(8,903)

NET ASSETS:
Change in net assets	(29,309)	(210,905)	(886)	(9,864)
Beginning of period	106,057	316,962	11,083	20,947

End of period	$76,748	$106,057	$10,197	$11,083

Accumulated undistributed (distributions in excess of) net investment income	$1,825	$3,247	$1	$2

SHARE TRANSACTIONS:
Issued	2,260	3,544	394	268
Reinvested	173	541	—	—
Redeemed	(4,564)	(20,060)	(493)	(1,146)

Change in Shares	(2,131)	(15,975)	(99)	(878)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Year Ended October 31, 2016	$12.02	$0.25	(e)	$(0.36)	$(0.11)	$(0.44)
Year Ended October 31, 2015	12.78	0.26	(e)	(0.69)	(0.43)	(0.33)
Year Ended October 31, 2014	13.87	0.30		(1.12)	(0.82)	(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$11.47	(0.83)%	$76,748	—%	2.31%	0.33%	70%
12.02	(3.42)	106,057	—	2.11	0.20	113
12.78	(6.04)	316,962	—	2.22	0.17	85
13.87	27.33	325,158	—	2.66	0.22	72
11.31	2.28	201,942	—	3.58	0.21	81

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return SMA Fund
Year Ended October 31, 2016	$9.95	$0.28	(e)	$0.09	$0.37	$(0.28)
Year Ended October 31, 2015	10.52	0.31	(e)	(0.55)	(0.24)	(0.33)
Year Ended October 31, 2014	10.58	0.30		(0.05)	0.25	(0.31)
Year Ended October 31, 2013	11.11	0.29		(0.54)	(0.25)	(0.28)
Year Ended October 31, 2012	10.71	0.27		0.39	0.66	(0.26)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than 0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.04	3.80%	$10,197	—%	2.82%	1.97%	32%
9.95	(2.27)	11,083	—	3.07	1.01	—	(f)
10.52	2.38	20,947	—	2.85	0.78	6
10.58	(2.29)	27,244	—	2.58	0.60	16
11.11	6.24	39,681	—	2.45	0.51	4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

Prior to April 1, 2016, JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

22	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$74,790	$—	$74,790

Tax Aware Real Return SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$696	$8,879	$—	$9,575

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$15	$—	$15

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(872)	$—	$(872)

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for country specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2016.

B. Restricted Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2016, International Value SMA Fund had no investments in restricted securities under the Securities Act.

C. Futures Contracts — International Value SMA Fund used index futures contracts to gain or reduce exposure to the market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

As of October 31, 2016, the Fund did not hold futures contracts.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2016 (amounts in thousands):

International Value SMA Fund
Futures Contracts
Average Notional Balance Long	$348

D. Swaps — Tax Aware Real Return SMA Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund, otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2016 are as follows (amounts in thousands):

Fund		Fund Counterparty	Value of swap contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(713)	$1,060
		Royal Bank of Scotland	(147)	260

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements gives the Fund and

24	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2016 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed rate	$9,135
Ending Notional Balance — Pays Fixed Rate	8,750

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Swaps
Interest rate contracts	Receivables	$15

Gross Liabilities:		Swaps
Interest rate contracts	Payables	$(872)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2016 (amounts in thousands):

Tax Aware Real Return SMA Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America N.A.	$3	$—	$—	$3
BNP Paribas	12	(12)	—	—

	$15	$(12)	$—	$3

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$725	$(12)	$(713	)(b)	$—
Royal Bank of Scotland	147	—	(147	)(b)	—

	$872	$(12)	$(860)		$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual swap collateral received or posted.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2016, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(223)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$—	(a)

(a)	Amount rounds to less than 500.

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(190)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$263

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

26	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed distributions in excess of) net investment income	Accumulated net realized gains (losses)
International Value SMA Fund	$—	$56	$(56)

The reclassifications for the Fund relate primarily to Investments in Passive Foreign Investment Companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales (effective March 1, 2016), interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 28, 2017.

For the year ended October 31, 2016, the Funds’ Adviser and the Administrator waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
International Value SMA Fund	$69	$210
Tax Aware Real Return SMA Fund	8	193

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2016 was as follows (amount in thousands):

Tax Aware Real Return SMA Fund	$	—(a)

(a)	Amount rounds to less than 500.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended October 31, 2016, International Value SMA Fund incurred brokerage commissions with broker-dealers affiliated with the Adviser of approximately $2,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$58,165	$81,934
Tax Aware Real Return SMA Fund	3,106	5,491

During the year ended October 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$68,020	$9,480	$2,710	$6,770
Tax Aware Real Return SMA Fund	9,022	571	18	553

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*		Tax-Exempt Distributions	Total Distributions Paid
International Value SMA Fund	$3,412		$—	$3,412
Tax Aware Real Return SMA Fund	—	(a)	290	290

*	Short-term gains are treated as ordinary income for tax purposes.

28	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income*		Tax-Exempt Distributions	Total Distributions Paid
International Value SMA Fund	$7,972		$—	$7,972
Tax Aware Real Return SMA Fund	—	(a)	486	486

*	Short-term gains are treated as ordinary income for income tax purposes.
(a)	Amount rounds to less than 500.

As of October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$2,149	$—	$(15,509)	$6,745
Tax Aware Real Return SMA Fund	—	5	(153)	(304)

For the Funds, the cumulative timing differences primarily consisted of Investments in PFICs and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$10,125	$—	$—	$10,125
Tax Aware Real Return SMA Fund	—	9	4	13

At October 31, 2016, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term
International Value SMA Fund	$5,384
Tax Aware Real Return SMA Fund	140

During the year ended October 31, 2016, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Tax Aware Real Return SMA Fund	$162

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the year ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2016, International Value SMA Fund had three shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that owned 90.6% of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund had a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owned 100.0% of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2016, International Value SMA Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:

	France	Germany	Japan
International Value SMA Fund	10.8%	11.2%	45.4%

As of October 31, 2016, substantially all of the International Value SMA Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

30	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	31

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

32	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	33

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

34	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,034.30	$0.00	0.00%
Hypothetical	1,000.00	1,025.14	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	$1,000.00	$1,009.10	$0.00	0.00%
Hypothetical	1,000.00	1,025.14	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”) . The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The

Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc.in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider

36	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM did not earn fees from the Funds for providing administrative services due to contractual waivers it has in place. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Adviser receives fees from sponsors of, and/or investors in, separately managed accounts that are invested in the Funds.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that there was not an investment advisory fee charged to the Funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe ”) as well as a sub-set of funds within the Universe (the “Peer Group”)by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and/or Universe Group. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the International Value SMA Fund’s performance was in the fourth, fifth, and fifth quintiles based upon the Peer Group, and in the second, fifth and fourth quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s analysis and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Tax Aware Real Return SMA Fund’s performance was in the fifth quintile based upon the Peer Group, for each of the one- and three- year periods ended December 31, 2015, and also in the fifth quintile based upon the Universe, for the one-, three- and five- year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, based upon this discussion, the Adviser’s analysis and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser because the Funds are used only by managed-account strategies advised or sub-advised by the Adviser, or to which the Adviser provides a model portfolio. The Trustees considered each Fund’s contractual advisory fee rate and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the expenses of each Fund after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s expense ratios are summarized below:

The Trustees noted that the International Value SMA Fund’s contractual advisory fee and the actual total expenses were in the first quintiles, respectively, of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s contractual advisory fee and the actual total expenses were in the first quintiles, respectively, of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

38	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Qualified Dividend Income
International Value SMA Fund	$2,221

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2016, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$2,221	$283

Tax-Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2016:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	99.84%

OCTOBER 31, 2016	J.P. MORGAN SMA FUNDS	39

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-SMA-1016

Annual Report

J.P. Morgan Funds

October 31, 2016

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

Global financial markets generally weathered two distinct sell-offs and rebounded to provide positive returns over the twelve month reporting period amid continued economic stimulus from leading central banks. Financial markets appeared to absorb the U.S. Federal Reserve’s December interest rate increase — the first in a decade — with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets and led to the worst start of any year on record for U.S. equity prices.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows and emerging market equities in particular experienced a brief but significant rise in prices. In June 2016, British voters confounded the expectations of some and voted to exit the European Union. The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided.

Economic growth in China and other emerging market nations, firmness in commodities prices and attractive valuations drew investors to emerging market equities during the second half of the reporting period. In Europe, a sluggish economy and investor concerns about the long-term impact of the Brexit weighted down equity prices. During the reporting period, central bankers in Japan and Europe increased economic stimulus, which supported financial markets generally.

Notably, crude oil prices reached 15-month highs in October 2016 amid expectations that the Organization of Petroleum Exporting Countries would agree to production caps that would reduce global inventories.

For the twelve months ended October 31, 2016, the Morgan Stanley Capital International World Index (net of foreign withholding taxes) returned 1.18% and the Bloomberg Barclays U.S. Aggregate Index (formerly the Barclays U.S. Aggregate Index) returned 4.37%.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2016

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.79%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	1.18%
Bloomberg Barclays U.S. Aggregate Index (formerly the Barclays U.S. Aggregate Index)	4.37%
Global Allocation Composite Benchmark	2.59%

Net Assets as of 10/31/2016 (In Thousands)	$1,430,782

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2016, the Fund’s Select Class Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and underperformed the Bloomberg Barclays U.S. Aggregate Index and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index.

Relative to the Benchmark, the Fund’s increased allocation to U.S. sectors was a leading contributor to performance for the reporting period. Additionally, the Fund’s allocation to high yield bonds (also known as “junk bonds”) contributed to relative performance as high yield bonds outperformed both developed and emerging market equities.

The Fund’s holdings in developed market equity securities and its bias away from emerging market equity securities detracted from relative performance as emerging market equities outperformed their developed counterparts amid strength in global oil prices, a moderation of strength of the U.S. dollar and improving fundamentals.

The Fund’s portfolio managers’ decision to tactically hedge exposure to the British pound also helped relative performance as the U.S. dollar strengthened against the pound during the reporting period largely as a result of the U.K.’s referendum vote to leave the European Union.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to maintain a constructive view on developed market equities and extended credit. However, the Fund’s developed international market equity exposure was decreased in both Europe, excluding the U.K, and Japan, given the portfolio managers’ views on slowing, but still positive, global growth and the questions about efficacy of further monetary easing by central banks. Japanese equity exposure was decreased after the Bank of Japan’s negative interest rate policy hurt investor sentiment as evidenced by a strengthening yen, which hurt asset prices. The portfolio managers added to the Fund’s emerging market equity exposure toward the end of the reporting period amid stabilization in emerging market currencies driven by expectations of a more moderate pace of U.S. Federal Reserve monetary tightening in the intermediate term. In fixed income assets, the portfolio managers maintained a positive view on credit as expressed through high yield bonds in the U.S. and Europe, as well as non-agency mortgages. Within core fixed income, the Fund decreased its allocation to global government bonds and investment grade corporate bonds.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (United States)	6.0%
2.	U.S. Treasury Notes, (United States), 0.500%, 01/31/17	1.4
3.	Government of Japan, (Japan), Series 343, 0.100%, 06/20/26	1.0
4.	Alphabet, Inc., Class C (United States)	0.8
5.	Republic of Australia, (Australia), Reg. S, Series 122, 5.250%, 03/15/19	0.8
6.	Facebook, Inc., Class A (United States)	0.6
7.	Nestle S.A., (Switzerland)	0.5
8.	Amazon.com, Inc. (United States)	0.5
9.	Microsoft Corp. (United States)	0.5
10.	UnitedHealth Group, Inc. (United States)	0.4

PORTFOLIO COMPOSITION***
Common Stocks	45.6%
Corporate Bonds	27.6
Investment Company	6.0
Asset-Backed Securities	4.5
Foreign Government Securities	3.9
Collateralized Mortgage Obligations	2.7
U.S. Treasury Obligations	2.3
Loan Assignments	1.0
Others (each less than 1.0%)	2.0
Short-Term Investments	4.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge*		(3.09)%	6.28%	3.83%
Without Sales Charge		1.50	7.27	4.71
CLASS C SHARES	May 31, 2011
With CDSC**		0.03	6.74	4.20
Without CDSC		1.03	6.74	4.20
CLASS R2 SHARES	May 31, 2011	1.30	7.01	4.46
SELECT CLASS SHARES	May 31, 2011	1.79	7.53	4.98

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index, Bloomberg Barclays U.S. Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Flexible Portfolio Funds Index from May 31, 2011 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.23%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	1.18%
Bloomberg Barclays U.S. Aggregate Index (formerly the Barclays U.S. Aggregate Index)	4.37%
Income Builder Composite Benchmark	2.59%

Net Assets as of 10/31/2016 (In Thousands)	$12,158,594

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Multi-Asset Solutions Team (the “Team”) combined capital markets research and asset allocation with the insights of specialist asset class teams to construct a broadly diversified portfolio of income producing securities that the Team believed would perform well given the Team’s market views. The underlying specialist teams built portfolios of their highest conviction securities with what they believed to be the best opportunities for yield and total return on a risk-adjusted basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2016, the Fund’s Class A Shares, without a sales charge, outperformed both the MSCI World Index and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. The Fund underperformed the Bloomberg Barclays U.S. Aggregate Index.

The Fund’s lower weightings toward equities in favor of high yield debt (also known as “junk bonds”) and investment grade corporate debt were positive contributors to performance relative to both the MSCI World Index and the Composite Benchmark. The Funds’ allocation to global equities detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Index, which holds no equity, as bonds generally outperformed equity prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. The portfolio managers expected slow but still positive growth in the U.S., with low recession risk. During the reporting period, the portfolio managers reduced the Fund’s allocation to equities in favor of bonds by adding to the Fund’s position in high yield debt and U.S. investment-grade fixed income. In the low growth environment, the portfolio managers preferred quality and yield to capital growth. While interest rates were beginning to rise in the U.S. during the reporting period, they remained extremely low globally, so the portfolio managers believed that investors’ desire for yield and their own low expectations for recession would provide a solid backdrop for high yield and other credit asset classes.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	Occidental Petroleum Corp. (United States)	0.6%
2.	Microsoft Corp. (United States)	0.6
3.	Johnson & Johnson (United States)	0.6
4.	GlaxoSmithKline plc, (United Kingdom)	0.6
5.	Wells Fargo & Co. (United States)	0.6
6.	U.S. Treasury Note, 0.500%, 01/31/17 (United States)	0.6
7.	AvalonBay Communities, Inc. (United States)	0.5
8.	Comcast Corp., Class A (United States)	0.5
9.	CME Group, Inc. (United States)	0.5
10.	Pfizer, Inc. (United States)	0.5

PORTFOLIO COMPOSITION*
Corporate Bonds	42.6%
Common Stocks	32.3
Preferred Securities	6.6
Asset-Backed Securities	4.6
Foreign Government Securities	3.4
Collateralized Mortgage Obligations	3.3
Commercial Mortgage-Backed Securities	1.3
Preferred Stocks	1.2
Loan Assignments	1.1
Others (each less than 1.0%)	1.3
Short-Term Investments	2.3

*	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2007
With Sales Charge*		(0.47)%	5.83%	4.60%
Without Sales Charge		4.23	6.80	5.11
CLASS C SHARES	May 31, 2007
With CDSC**		2.70	6.25	4.58
Without CDSC		3.70	6.25	4.58
SELECT CLASS SHARES	May 31, 2007	4.36	6.94	5.29

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Flexible Portfolio Funds Index from May 31, 2007 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index. The Lipper Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2016

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 4.5%
	United States — 4.5%
566	ABFC Trust, Series 2004-HE1, Class M1, VAR, 1.434%, 03/25/34	530
	ACE Securities Corp. Home Equity Loan Trust,
624	Series 2002-HE3, Class M1, VAR, 2.334%, 10/25/32	608
1,617	Series 2003-HE1, Class M1, VAR, 1.509%, 11/25/33	1,528
400	Series 2003-NC1, Class M1, VAR, 1.704%, 07/25/33	383
480	Series 2003-OP1, Class M1, VAR, 1.584%, 12/25/33	458
258	Series 2004-HE4, Class M2, VAR, 1.509%, 12/25/34	253
550	Series 2004-OP1, Class M3, VAR, 2.409%, 04/25/34	490
	Ameriquest Mortgage Securities, Inc.,
693	Series 2003-10, Class M1, VAR, 1.584%, 12/25/33	656
298	Series 2003-10, Class M2, VAR, 3.084%, 12/25/33	289
472	Series 2004-FR1W, Class A6, VAR, 4.580%, 05/25/34	470
97	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-11, Class M3, VAR, 3.324%, 12/25/33	95
413	Amortizing Residential Collateral Trust, Series 2004-1, Class M5, VAR, 2.409%, 10/25/34	389
983	Argent Securities, Inc., Series 2004-W4, Class A, VAR, 1.054%, 03/25/34	921
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
984	Series 2003-W5, Class M2, VAR, 3.309%, 10/25/33	939
1,711	Series 2003-W9, Class M2, VAR, 3.114%, 01/25/34	1,671
275	Series 2004-W5, Class M1, VAR, 1.434%, 04/25/34	261
	Asset-Backed Securities Corp. Home Equity Loan Trust,
871	Series 2004-HE1, Class M1, VAR, 1.585%, 01/15/34	844
700	Series 2004-HE2, Class M2, VAR, 2.409%, 04/25/34	640
1,237	Series 2004-HE3, Class M2, VAR, 2.214%, 06/25/34	1,120

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Bear Stearns Asset-Backed Securities I Trust,
770	Series 2004-FR2, Class M3, VAR, 2.334%, 06/25/34	749
974	Series 2004-HE6, Class M2, VAR, 2.409%, 08/25/34	930
	Bear Stearns Asset-Backed Securities Trust,
667	Series 2004-1, Class M1, VAR, 1.509%, 06/25/34	636
238	Series 2004-2, Class M1, VAR, 1.734%, 08/25/34	221
1,104	Chase Funding Trust, Series 2002-2, Class 2M1, VAR, 1.434%, 02/25/32	1,068
	Countrywide Asset-Backed Certificates,
34	Series 2002-3, Class M1, VAR, 1.659%, 03/25/32	33
60	Series 2002-4, Class M1, VAR, 1.659%, 12/25/32	55
326	Series 2003-BC4, Class M2, VAR, 1.884%, 06/25/33	314
204	Series 2003-BC6, Class M2, VAR, 2.259%, 10/25/33	190
120	Series 2004-2, Class M1, VAR, 1.284%, 05/25/34	114
481	Series 2004-3, Class M1, VAR, 1.284%, 06/25/34	456
519	Series 2005-AB3, Class 1A1, VAR, 0.784%, 02/25/36	459
828	Series 2006-4, Class 1A1M, VAR, 0.794%, 07/25/36	812
972	Countrywide Partnership Trust, Series 2004-EC1, Class M2, VAR, 1.479%, 01/25/35	897
	Credit-Based Asset Servicing & Securitization LLC,
1,524	Series 2004-CB4, Class A5, SUB, 4.868%, 05/25/35	1,539
619	Series 2004-CB5, Class M1, VAR, 1.449%, 01/25/34	578
181	Series 2005-CB1, Class M2, VAR, 1.629%, 01/25/35	165
589	CWABS, Inc. Asset-Backed Certificates, Series 2003-BC1, Class A1, VAR, 1.334%, 03/25/33	560
	CWABS, Inc. Asset-Backed Certificates Trust,
107	Series 2004-5, Class M3, VAR, 2.259%, 07/25/34	98
524	Series 2004-6, Class M1, VAR, 1.434%, 10/25/34	494
94	Series 2004-6, Class M2, VAR, 1.509%, 10/25/34	88

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
341	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	329
578	First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A1, VAR, 0.834%, 11/25/35	525
	Fremont Home Loan Trust,
48	Series 2003-B, Class M2, VAR, 2.964%, 12/25/33	47
892	Series 2004-2, Class M2, VAR, 1.464%, 07/25/34	861
1,708	Series 2004-A, Class M1, VAR, 1.359%, 01/25/34	1,568
309	Series 2004-B, Class M7, VAR, 3.534%, 05/25/34	254
	GSAMP Trust,
732	Series 2004-OPT, Class M1, VAR, 1.404%, 11/25/34	676
385	Series 2006-HE3, Class A2C, VAR, 0.694%, 05/25/46	358
	Home Equity Asset Trust,
1,162	Series 2003-3, Class M1, VAR, 1.824%, 08/25/33	1,116
373	Series 2004-7, Class M1, VAR, 1.464%, 01/25/35	360
1,161	Series 2007-2, Class 2A2, VAR, 0.719%, 07/25/37	1,133
	Home Equity Mortgage Loan Asset-Backed Trust,
300	Series 2004-B, Class M3, VAR, 1.734%, 11/25/34	273
330	Series 2004-B, Class M8, VAR, 3.834%, 11/25/34	299
1,132	Series 2006-B, Class 2A3, VAR, 0.724%, 06/25/36	1,074
	Long Beach Mortgage Loan Trust,
1,083	Series 2004-3, Class M2, VAR, 1.434%, 07/25/34	1,022
622	Series 2004-3, Class M4, VAR, 2.147%, 07/25/34	584
	MASTR Asset-Backed Securities Trust,
154	Series 2003-NC1, Class M5, VAR, 5.422%, 04/25/33	130
1,503	Series 2004-WMC2, Class M1, VAR, 1.434%, 04/25/34	1,402
887	Series 2005-NC1, Class M2, VAR, 1.284%, 12/25/34	854

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Morgan Stanley ABS Capital I, Inc. Trust,
282	Series 2003-HE2, Class M2, VAR, 3.009%, 08/25/33	276
797	Series 2004-HE6, Class M1, VAR, 1.359%, 08/25/34	773
34	Series 2004-HE8, Class M3, VAR, 1.659%, 09/25/34	32
439	Series 2004-NC5, Class M1, VAR, 1.434%, 05/25/34	408
532	Series 2004-NC6, Class M2, VAR, 2.409%, 07/25/34	474
507	Series 2004-NC7, Class M2, VAR, 1.464%, 07/25/34	488
60	Series 2005-HE1, Class M3, VAR, 1.314%, 12/25/34	49
369	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3, VAR, 1.514%, 02/25/33	350
	New Century Home Equity Loan Trust,
597	Series 2004-2, Class M3, VAR, 1.539%, 08/25/34	537
1,262	Series 2004-4, Class M1, VAR, 1.299%, 02/25/35	1,163
340	NovaStar Mortgage Funding Trust, Series 2003-2, Class M3, VAR, 3.909%, 09/25/33	324
1,698	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class M1, VAR, 1.554%, 07/25/33	1,559
	Option One Mortgage Loan Trust,
771	Series 2004-1, Class M1, VAR, 1.434%, 01/25/34	713
720	Series 2004-1, Class M2, VAR, 2.184%, 01/25/34	641
37	Series 2004-3, Class M2, VAR, 1.389%, 11/25/34	33
500	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, VAR, 1.779%, 01/25/36	460
	Pretium Mortgage Credit Partners I LLC,
938	Series 2016-NPL1, Class A1, SUB, 4.375%, 02/27/31 (e)	947
636	Series 2016-NPL3, Class A1, SUB, 4.375%, 05/27/31 (e)	642
626	RAMP Trust, Series 2006-EFC2, Class A3, VAR, 0.694%, 12/25/36	605
	RASC Trust,
205	Series 2001-KS2, Class AI5, SUB, 7.514%, 06/25/31	209

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
1,615	Series 2005-EMX1, Class M1, VAR, 1.179%, 03/25/35	1,521
	Renaissance Home Equity Loan Trust,
427	Series 2003-2, Class M1, VAR, 1.772%, 08/25/33	399
818	Series 2004-1, Class M4, VAR, 2.334%, 05/25/34	661
161	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	164
451	Saxon Asset Securities Trust, Series 2003-3, Class M1, VAR, 1.509%, 12/25/33	429
1,505	Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP2, Class M1, VAR, 1.509%, 08/25/34	1,427
550	Soundview Home Loan Trust, Series 2005-OPT1, Class M2, VAR, 1.209%, 06/25/35	507
935	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.434%, 11/25/34	879
	Structured Asset Investment Loan Trust,
428	Series 2003-BC11, Class M1, VAR, 1.509%, 10/25/33	420
449	Series 2004-6, Class A3, VAR, 1.334%, 07/25/34	432
465	Series 2004-7, Class M2, VAR, 1.659%, 08/25/34	406
691	Series 2004-8, Class M9, VAR, 4.284%, 09/25/34	546
72	Series 2004-BNC1, Class A5, VAR, 1.774%, 09/25/34	67
	Structured Asset Securities Corp. Mortgage Loan Trust,
529	Series 2006-BC4, Class A4, VAR, 0.704%, 12/25/36	462
915	Series 2006-BC6, Class A4, VAR, 0.704%, 01/25/37	839
1,484	Vericrest Opportunity Loan Trust, Series 2016-NPL3, Class A1, SUB, 4.250%, 03/26/46 (e)	1,503
1,273	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	1,283
1,334	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	1,338
626	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	627
1,177	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	1,181
984	VOLT XXXVII LLC, Series 2015-NP11, Class A1, SUB, 3.625%, 07/25/45 (e)	987

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,252	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.875%, 09/25/45 (e)	1,256
	Wells Fargo Home Equity Asset-Backed Securities Trust,
458	Series 2004-2, Class M6, VAR, 3.354%, 10/25/34	448
97	Series 2004-2, Class M8A, VAR, 5.034%, 10/25/34 (e)	91

	Total Asset-Backed Securities (Cost $63,718)	64,422

Collateralized Mortgage Obligations — 2.7%
	Non-Agency CMO — 2.7%
	United States — 2.7%
	Alternative Loan Trust
629	Series 2004-27CB, Class A1, 6.000%, 12/25/34	626
162	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	164
127	Series 2005-11CB, Class 2A1, 5.500%, 06/25/35	122
29	Series 2005-19CB, Class A2, IF, 15.765%, 06/25/35 (u)	36
108	Banc of America Funding Trust, Series 2005-6, Class 1A2, 5.500%, 10/25/35	102
610	Banc of America Mortgage Trust, Series 2004-D, Class 2A2, VAR, 3.263%, 05/25/34	603
	Bear Stearns ALT-A Trust
117	Series 2005-4, Class 23A1, VAR, 2.986%, 05/25/35	113
903	Series 2005-4, Class 23A2, VAR, 2.986%, 05/25/35	886
286	Series 2005-7, Class 12A3, VAR, 1.214%, 08/25/35	269
	Bear Stearns ARM Trust
674	Series 2004-3, Class 2A, VAR, 3.067%, 07/25/34	671
848	Series 2005-5, Class A2, VAR, 2.460%, 08/25/35	844
412	Series 2005-9, Class A1, VAR, 2.830%, 10/25/35	397
775	Series 2006-1, Class A1, VAR, 2.580%, 02/25/36	770
	Chase Mortgage Finance Trust
363	Series 2006-S4, Class A5, 6.000%, 12/25/36	296
184	Series 2007-A1, Class 1A1, VAR, 3.063%, 02/25/37	185

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
406	Series 2007-A1, Class 1A5, VAR, 3.063%, 02/25/37	388
258	Series 2007-A1, Class 8A1, VAR, 3.168%, 02/25/37	261
	CHL Mortgage Pass-Through Trust
135	Series 2004-9, Class A7, 5.250%, 06/25/34	138
673	Series 2004-25, Class 2A1, VAR, 1.214%, 02/25/35	591
313	Series 2006-21, Class A14, 6.000%, 02/25/37	285
349	Series 2007-10, Class A4, 5.500%, 07/25/37	281
	Citigroup Mortgage Loan Trust, Inc.
783	Series 2005-3, Class 2A2A, VAR, 3.042%, 08/25/35	769
863	Series 2005-4, Class A, VAR, 3.041%, 08/25/35	842
235	Series 2005-11, Class A2A, VAR, 2.930%, 10/25/35	232
	Credit Suisse First Boston Mortgage Securities Corp.
43	Series 2003-25, Class 2A1, 4.500%, 10/25/18	43
622	Series 2004-8, Class 5A1, 6.000%, 12/25/34	658
	GSR Mortgage Loan Trust
567	Series 2004-11, Class 2A2, VAR, 3.302%, 09/25/34	560
311	Series 2005-AR6, Class 1A1, VAR, 3.014%, 09/25/35	317
	Impac CMB Trust
133	Series 2004-6, Class 1A2, VAR, 1.314%, 10/25/34	127
786	Series 2005-2, Class 2A2, VAR, 1.334%, 04/25/35	727
486	Series 2005-4, Class 2A2, VAR, 1.294%, 05/25/35	420
343	Series 2005-4, Class 2A2, VAR, 1.659%, 05/25/35	294
384	Series 2007-A, Class M1, VAR, 0.934%, 05/25/37 (e)	356
	JP Morgan Mortgage Trust
522	Series 2005-A5, Class 2A2, VAR, 3.242%, 08/25/35	524
376	Series 2005-A8, Class 2A3, VAR, 2.981%, 11/25/35	351
484	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.032%, 04/21/34	495

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
191		MASTR Alternative Loan Trust, Series 2004-6, Class 8A1, 5.500%, 07/25/34	194
		Merrill Lynch Mortgage Investors Trust
127		Series 2003-A4, Class 3A, VAR, 3.368%, 05/25/33	122
118		Series 2005-1, Class 2A1, VAR, 2.681%, 04/25/35	115
94		Series 2005-A2, Class A3, VAR, 2.655%, 02/25/35	90
446		Series 2005-A5, Class A3, VAR, 2.820%, 06/25/35	435
		Morgan Stanley Mortgage Loan Trust
228		Series 2004-5AR, Class 4A, VAR, 3.151%, 07/25/34	219
513		Series 2004-7AR, Class 2A6, VAR, 2.962%, 09/25/34	521
415		Series 2004-11AR, Class 1A2A, VAR, 0.844%, 01/25/35	387
621		MortgageIT Trust, Series 2005-1, Class 1B1, VAR, 2.034%, 02/25/35	577
1,116		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 0.814%, 12/25/35	980
		Opteum Mortgage Acceptance Corp. Trust
821		Series 2005-4, Class 1A2, VAR, 0.924%, 11/25/35	751
895		Series 2006-1, Class 1AC1, VAR, 0.834%, 04/25/36	779
1,250		Series 2006-1, Class 1APT, VAR, 0.744%, 04/25/36	1,036
—	(h)	Prudential Home Mortgage Securities Co., Inc. (The), Series 1988-1, Class A, VAR, 0.000%, 04/25/18	—	(h)
114		RALI Trust, Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	108
		Residential Asset Securitization Trust
11		Series 2004-A3, Class A1, 4.500%, 06/25/34	11
242		Series 2004-A8, Class A1, 5.250%, 11/25/34	242
		RFMSI Trust
23		Series 2003-S15, Class A1, 4.500%, 08/25/18	24
33		Series 2003-S16, Class A2, 4.500%, 09/25/18	33
84		Series 2003-S20, Class 2A1, 4.750%, 12/25/18	84

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,065	Series 2006-S10, Class 1A1, 6.000%, 10/25/36	1,006
1,198	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, VAR, 0.726%, 07/20/36	1,091
376	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 4A3, VAR, 3.086%, 08/25/35	368
	WaMu Mortgage Pass-Through Certificates Trust
30	Series 2003-S8, Class A2, 5.000%, 09/25/18	31
84	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	85
1,128	Series 2005-AR3, Class A1, VAR, 2.788%, 03/25/35	1,098
756	Series 2005-AR5, Class A6, VAR, 2.713%, 05/25/35	755
566	Series 2005-AR7, Class A3, VAR, 2.755%, 08/25/35	565
399	Series 2005-AR10, Class 1A3, VAR, 2.733%, 09/25/35	386
526	Series 2005-AR14, Class 1A4, VAR, 2.659%, 12/25/35	506
75	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2003-MS3, Class 2A2, 4.500%, 03/25/18	75
781	Wells Fargo Mortgage-Backed Securities, Series 2005-AR14, Class A1, VAR, 3.008%, 08/25/35	783
	Wells Fargo Mortgage-Backed Securities Trust
296	Series 2003-H, Class A1, VAR, 3.024%, 09/25/33	294
313	Series 2003-K, Class 1A1, VAR, 2.902%, 11/25/33	314
344	Series 2003-M, Class A1, VAR, 2.950%, 12/25/33	344
1,109	Series 2004-CC, Class A1, VAR, 2.866%, 01/25/35	1,117
498	Series 2004-DD, Class 1A1, VAR, 2.840%, 01/25/35	496
169	Series 2004-EE, Class 2A2, VAR, 3.028%, 12/25/34	172
208	Series 2004-H, Class A1, VAR, 3.052%, 06/25/34	208
116	Series 2004-K, Class 1A2, VAR, 3.110%, 07/25/34	115
413	Series 2004-K, Class 2A6, VAR, 3.096%, 07/25/34	419
260	Series 2004-N, Class A7, VAR, 3.009%, 08/25/34	259

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
348	Series 2004-Z, Class 2A2, VAR, 2.878%, 12/25/34	354
1,458	Series 2005-AR1, Class 1A1, VAR, 2.766%, 02/25/35	1,476
441	Series 2005-AR2, Class 2A2, VAR, 2.891%, 03/25/35	444
162	Series 2005-AR2, Class 3A1, VAR, 2.847%, 03/25/35	164
609	Series 2005-AR3, Class 1A1, VAR, 3.071%, 03/25/35	621
698	Series 2005-AR10, Class 2A1, VAR, 2.981%, 06/25/35	717
405	Series 2005-AR16, Class 6A3, VAR, 3.074%, 10/25/35	408
870	Series 2006-AR2, Class 2A1, VAR, 2.921%, 03/25/36	868
78	Series 2006-AR2, Class 2A3, VAR, 2.921%, 03/25/36	77
277	Series 2006-AR3, Class A3, VAR, 3.028%, 03/25/36	271
780	Series 2006-AR6, Class 7A1, VAR, 2.985%, 03/25/36	770

	Total Collateralized Mortgage Obligations (Cost $37,722)	38,108

Commercial Mortgage-Backed Securities — 0.6%
	United States — 0.6%
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000	Series 2007-LD11, Class AM, VAR, 5.755%, 06/15/49	1,011
1,000	Series 2007-LDPX, Class AM, VAR, 5.464%, 01/15/49	981
1,700	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 5.916%, 07/15/44	1,689
1,778	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39	1,653
	Morgan Stanley Capital I Trust,
348	Series 2006-HQ8, Class AJ, VAR, 5.422%, 03/12/44	349
1,192	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	1,188
1,000	Series 2007-HQ11, Class AJ, VAR, 5.508%, 02/12/44	996
	Wachovia Bank Commercial Mortgage Trust,
69	Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	69

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
1,000	Series 2007-C31, Class C, VAR, 5.651%, 04/15/47	964

	Total Commercial Mortgage-Backed Securities (Cost $8,966)	8,900

SHARES
Common Stocks — 45.3%
	Australia — 1.3%
221	AMP Ltd.	766
152	Australia & New Zealand Banking Group Ltd.	3,213
170	BHP Billiton Ltd.	2,973
57	Commonwealth Bank of Australia	3,191
11	CSL Ltd.	810
128	Dexus Property Group	871
269	Goodman Group	1,389
25	Macquarie Group Ltd.	1,487
5	National Australia Bank Ltd.	116
32	Oil Search Ltd.	158
74	Wesfarmers Ltd.	2,299
37	Westpac Banking Corp.	858

		18,131

	Belgium — 0.2%
26	Anheuser-Busch InBev S.A./N.V. (a)	3,008

	Bermuda — 0.1%
25	Lazard Ltd., Class A	894

	Brazil — 0.3%
160	AMBEV S.A., ADR	943
109	CCR S.A.	596
84	Cielo S.A.	855
78	Lojas Renner S.A.	663
41	Ultrapar Participacoes S.A.	929
14	Vale S.A., ADR (a)	92
110	WEG S.A.	606

		4,684

	Canada — 0.3%
3	Novadaq Technologies, Inc. (a)	37
54	Waste Connections, Inc.	4,096

		4,133

	Chile — 0.0% (g)
24	Banco Santander Chile, ADR	555

	China — 0.5%
12	Alibaba Group Holding Ltd., ADR (a)	1,255
6	Baidu, Inc., ADR (a)	1,141

SHARES	SECURITY DESCRIPTION	VALUE

	China — continued
417	CNOOC Ltd.	524
580	Geely Automobile Holdings Ltd.	597
110	Tencent Holdings Ltd.	2,902
120	Tingyi Cayman Islands Holding Corp.	129
114	Tsingtao Brewery Co., Ltd., Class H	455

		7,003

	Denmark — 0.2%
16	Chr Hansen Holding A/S	933
45	Novo Nordisk A/S, Class B	1,586

		2,519

	Finland — 0.4%
23	Cargotec Oyj, Class B	929
399	Nokia OYJ	1,780
124	Outokumpu OYJ (a)	866
51	UPM-Kymmene OYJ	1,177
28	Wartsila OYJ Abp	1,198

		5,950

	France — 2.1%
32	Air Liquide S.A.	3,287
37	Airbus Group SE	2,174
7	Arkema S.A.	705
128	AXA S.A.	2,882
44	BNP Paribas S.A.	2,535
15	Capgemini S.A.	1,281
82	Engie S.A.	1,178
228	Natixis S.A.	1,154
15	Pernod Ricard S.A.	1,732
14	Renault S.A.	1,203
31	Sanofi	2,419
35	Schneider Electric SE	2,376
13	Sodexo S.A.	1,464
23	Technip S.A.	1,528
58	TOTAL S.A.	2,762
84	Vivendi S.A.	1,701

		30,381

	Germany — 1.8%
9	adidas AG	1,550
4	Allianz SE	591
3	BASF SE	240
34	Bayer AG	3,398
29	Brenntag AG	1,561
42	Daimler AG	3,012
6	Deutsche Bank AG (a)	86

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Germany — continued
60	Deutsche Post AG	1,867
113	Deutsche Telekom AG	1,836
10	HeidelbergCement AG	967
96	Infineon Technologies AG	1,732
9	Linde AG	1,435
40	SAP SE	3,506
34	Siemens AG	3,880

		25,661

	Hong Kong — 0.9%
488	AIA Group Ltd.	3,069
170	Cheung Kong Property Holdings Ltd.	1,260
173	CK Hutchison Holdings Ltd.	2,141
16	Hang Seng Bank Ltd.	288
20	Jardine Matheson Holdings Ltd.	1,206
173	Power Assets Holdings Ltd.	1,619
262	Sands China Ltd.	1,135
501	Sun Art Retail Group Ltd.	352
158	Wharf Holdings Ltd. (The)	1,185

		12,255

	India — 0.6%
20	Dr. Reddy’s Laboratories Ltd., ADR	964
55	HDFC Bank Ltd., ADR	3,869
140	Infosys Ltd., ADR	2,133
55	Mahindra & Mahindra Ltd., GDR	1,081

		8,047

	Indonesia — 0.2%
1,225	Astra International Tbk PT	772
481	Bank Central Asia Tbk PT	571
671	Bank Rakyat Indonesia Persero Tbk PT	627
104	Unilever Indonesia Tbk PT	356

		2,326

	Ireland — 0.1%
15	Ryanair Holdings plc, ADR (a)	1,134

	Israel — 0.2%
17	Mobileye N.V. (a)	614
52	Teva Pharmaceutical Industries Ltd., ADR	2,206

		2,820

	Italy — 0.5%
67	Assicurazioni Generali S.p.A.	864
59	Atlantia S.p.A.	1,448
458	Enel S.p.A.	1,968
1,813	Telecom Italia S.p.A. (a)	1,576

SHARES	SECURITY DESCRIPTION	VALUE

	Italy — continued
383	UniCredit S.p.A.	951

		6,807

	Japan — 4.6%
49	Bridgestone Corp.	1,825
10	Central Japan Railway Co.	1,717
18	Daikin Industries Ltd.	1,706
18	Dentsu, Inc.	902
77	DMG Mori Co., Ltd.	819
25	East Japan Railway Co.	2,174
18	Electric Power Development Co., Ltd.	426
225	Fujitsu Ltd.	1,335
372	Hitachi Ltd.	1,983
69	Honda Motor Co., Ltd.	2,071
80	J. Front Retailing Co., Ltd.	1,107
44	Japan Airlines Co., Ltd.	1,310
8	Japan Tobacco, Inc.	289
32	JFE Holdings, Inc.	462
255	JX Holdings, Inc.	1,008
225	Kajima Corp.	1,517
40	KDDI Corp.	1,204
1	Keyence Corp.	733
101	Kirin Holdings Co., Ltd.	1,728
70	Kyowa Hakko Kirin Co., Ltd.	1,062
47	Kyushu Electric Power Co., Inc.	423
33	LIXIL Group Corp.	765
21	Mabuchi Motor Co., Ltd.	1,238
99	Mazda Motor Corp.	1,637
65	Medipal Holdings Corp.	1,102
520	Mitsubishi UFJ Financial Group, Inc.	2,682
35	Mitsui & Co., Ltd.	481
75	Mitsui Fudosan Co., Ltd.	1,708
39	MS&AD Insurance Group Holdings, Inc.	1,149
28	NGK Spark Plug Co., Ltd.	554
16	Nidec Corp.	1,529
43	Nippon Steel & Sumitomo Metal Corp.	852
53	Nippon Telegraph & Telephone Corp.	2,328
20	Nishi-Nippon Financial Holdings, Inc. (a)	203
29	Omron Corp.	1,109
65	ORIX Corp.	1,036
35	Otsuka Holdings Co., Ltd.	1,532
57	Seiko Epson Corp.	1,153
57	Seven & i Holdings Co., Ltd.	2,396
22	Shin-Etsu Chemical Co., Ltd.	1,630
61	Sony Corp.	1,910

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Japan — continued
195	Sumitomo Bakelite Co., Ltd.	1,059
64	Sumitomo Mitsui Financial Group, Inc.	2,229
42	Sumitomo Realty & Development Co., Ltd.	1,104
34	Suntory Beverage & Food Ltd.	1,504
20	Suzuken Co., Ltd.	642
78	Takashimaya Co., Ltd.	636
200	Tokyo Gas Co., Ltd.	908
69	Toyota Motor Corp.	3,979
75	Yamato Holdings Co., Ltd.	1,713

		66,569

	Luxembourg — 0.1%
221	ArcelorMittal (a)	1,491

	Malaysia — 0.0% (g)
82	Public Bank Bhd	388

	Mexico — 0.1%
83	Grupo Financiero Banorte S.A.B. de C.V., Class O	489
272	Wal-Mart de Mexico S.A.B. de C.V.	575

		1,064

	Netherlands — 1.3%
178	Aegon N.V.	771
20	ASML Holding N.V.	2,089
23	Heineken N.V.	1,883
195	ING Groep N.V.	2,558
330	Koninklijke KPN N.V.	1,076
72	Koninklijke Philips N.V.	2,179
35	NN Group N.V.	1,061
16	NXP Semiconductors N.V. (a)	1,650
96	Royal Dutch Shell plc, Class A	2,380
130	Royal Dutch Shell plc, Class B	3,354

		19,001

	New Zealand — 0.1%
385	Spark New Zealand Ltd.	1,006

	Peru — 0.0% (g)
4	Credicorp Ltd.	617

	Portugal — 0.1%
67	Galp Energia SGPS S.A.	908

	Russia — 0.2%
20	Lukoil PJSC, ADR	991
24	Magnit PJSC, GDR	945
17	Mobile TeleSystems PJSC, ADR	132

SHARES	SECURITY DESCRIPTION	VALUE

	Russia — continued
104	Sberbank of Russia PJSC, ADR	984

		3,052

	Singapore — 0.3%
13	Broadcom Ltd.	2,284
187	DBS Group Holdings Ltd.	2,011
39	Singapore Exchange Ltd.	196

		4,491

	South Africa — 0.5%
24	Aspen Pharmacare Holdings Ltd.	516
49	Bid Corp. Ltd.	859
47	Bidvest Group Ltd. (The)	589
7	Capitec Bank Holdings Ltd.	345
223	FirstRand Ltd.	799
25	Mr. Price Group Ltd.	286
51	MTN Group Ltd.	444
56	Remgro Ltd.	936
56	RMB Holdings Ltd.	245
95	Sanlam Ltd.	458
38	Shoprite Holdings Ltd.	558
16	Tiger Brands Ltd.	467

		6,502

	South Korea — 0.2%
7	Hyundai Motor Co.	883
1	Samsung Electronics Co., Ltd.	2,131

		3,014

	Spain — 0.4%
317	Banco Santander S.A.	1,551
1,359	Bankia S.A.	1,194
221	Iberdrola S.A.	1,502
38	Repsol S.A.	537
148	Telefonica S.A.	1,502

		6,286

	Sweden — 0.2%
183	Nordea Bank AB	1,924
119	Sandvik AB	1,351

		3,275

	Switzerland — 2.1%
9	Actelion Ltd. (a)	1,326
27	Allied World Assurance Co. Holdings AG	1,159
13	Chubb Ltd.	1,683

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Switzerland — continued
32	Cie Financiere Richemont S.A.	2,039
25	Credit Suisse Group AG (a)	345
25	LafargeHolcim Ltd. (a)	1,869
102	Nestle S.A.	7,388
39	Novartis AG	2,796
22	Roche Holding AG	5,084
2	Syngenta AG (a)	772
124	UBS Group AG	1,749
42	Wolseley plc	2,168
5	Zurich Insurance Group AG (a)	1,232

		29,610

	Taiwan — 0.3%
143	Delta Electronics, Inc.	752
113	President Chain Store Corp.	844
102	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,179

		4,775

	Thailand — 0.1%
47	Siam Cement PCL (The)	673
176	Siam Commercial Bank PCL (The)	720

		1,393

	Turkey — 0.0% (g)
65	KOC Holding A.S.	271
118	Turkiye Garanti Bankasi A.S.	320

		591

	United Kingdom — 3.0%
133	3i Group plc	1,088
35	Associated British Foods plc	1,045
38	AstraZeneca plc	2,132
260	Aviva plc	1,408
712	Barclays plc	1,650
118	Barratt Developments plc	653
388	BP plc	2,296
73	British American Tobacco plc	4,171
632	Centrica plc	1,656
165	Debenhams plc	108
247	Dixons Carphone plc	949
170	GlaxoSmithKline plc	3,353
556	HSBC Holdings plc	4,190
42	InterContinental Hotels Group plc	1,642
443	ITV plc	923

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
2,660	Lloyds Banking Group plc	1,858
64	Prudential plc	1,051
24	Reckitt Benckiser Group plc	2,168
27	Rio Tinto Ltd.	1,124
17	Rio Tinto plc	588
127	RSA Insurance Group plc	859
196	Standard Chartered plc (a)	1,706
280	Taylor Wimpey plc	485
32	Unilever N.V., CVA	1,339
1,136	Vodafone Group plc	3,119
13	Whitbread plc	572
62	WPP plc	1,342

		43,475

	United States — 22.0%
49	Acadia Healthcare Co., Inc. (a)	1,759
11	Acuity Brands, Inc.	2,391
17	Adobe Systems, Inc. (a)	1,833
16	AdvanSix, Inc. (a)	254
27	Aetna, Inc.	2,916
9	Affiliated Managers Group, Inc. (a)	1,227
1	Alleghany Corp. (a)	371
14	Alphabet, Inc., Class C (a)	11,099
9	Amazon.com, Inc. (a)	6,825
28	American Electric Power Co., Inc.	1,819
58	American Homes 4 Rent, Class A	1,227
46	American International Group, Inc.	2,830
33	Amphenol Corp., Class A	2,160
10	Amplify Snack Brands, Inc. (a)	144
39	Apple, Inc.	4,468
29	Applied Materials, Inc.	852
34	Aramark	1,257
14	Arista Networks, Inc. (a)	1,215
17	Arrow Electronics, Inc. (a)	1,059
2	AutoZone, Inc. (a)	1,192
22	Ball Corp.	1,716
210	Bank of America Corp.	3,466
24	Bed Bath & Beyond, Inc.	964
31	Best Buy Co., Inc.	1,206
4	BlackRock, Inc.	1,482
17	Brinker International, Inc.	838
43	Brixmor Property Group, Inc.	1,091
50	Capital One Financial Corp.	3,706
30	Carlisle Cos., Inc.	3,139
9	Casey’s General Stores, Inc.	1,016

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
75	CBRE Group, Inc., Class A (a)	1,932
20	CBS Corp. (Non-Voting), Class B	1,108
13	Celgene Corp. (a)	1,327
100	Charles Schwab Corp. (The)	3,185
6	Charter Communications, Inc., Class A (a)	1,463
6	Cigna Corp.	713
63	Cisco Systems, Inc.	1,942
37	Citigroup, Inc.	1,798
41	Citizens Financial Group, Inc.	1,091
76	Clear Channel Outdoor Holdings, Inc., Class A	438
43	CNO Financial Group, Inc.	645
16	Columbia Sportswear Co.	878
21	Concho Resources, Inc. (a)	2,606
25	ConocoPhillips	1,105
84	Corning, Inc.	1,900
6	CoStar Group, Inc. (a)	1,135
29	Coty, Inc., Class A	656
17	CVS Health Corp.	1,427
71	Delta Air Lines, Inc.	2,970
41	DISH Network Corp., Class A (a)	2,402
27	Dollar General Corp.	1,889
17	Dover Corp.	1,136
11	Dr. Pepper Snapple Group, Inc.	949
19	Duke Energy Corp.	1,536
16	Eagle Materials, Inc.	1,321
38	East West Bancorp, Inc.	1,490
12	EastGroup Properties, Inc.	787
18	Edison International	1,337
38	Electronic Arts, Inc. (a)	3,011
12	Energizer Holdings, Inc.	542
48	Entercom Communications Corp., Class A	628
45	Envision Healthcare Holdings, Inc. (a)	896
14	EOG Resources, Inc.	1,246
19	EQT Corp.	1,257
11	Equifax, Inc.	1,415
21	Eversource Energy	1,175
12	Expedia, Inc.	1,491
46	Exxon Mobil Corp.	3,806
62	Facebook, Inc., Class A (a)	8,097
46	Fifth Third Bancorp	998
13	First Republic Bank	948
32	Fortune Brands Home & Security, Inc.	1,753
39	Gap, Inc. (The)	1,066
21	Genuine Parts Co.	1,898
34	Gilead Sciences, Inc.	2,491

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
57	GoDaddy, Inc., Class A (a)	2,034
46	Graphic Packaging Holding Co.	571
17	Guidewire Software, Inc. (a)	949
21	Hanesbrands, Inc.	533
19	Harris Corp.	1,691
44	Hartford Financial Services Group, Inc. (The)	1,936
17	HCA Holdings, Inc. (a)	1,334
51	HD Supply Holdings, Inc. (a)	1,685
46	Hewlett Packard Enterprise Co.	1,030
142	Hilton Worldwide Holdings, Inc.	3,218
23	HollyFrontier Corp.	572
28	Home Depot, Inc. (The)	3,414
15	Honeywell International, Inc.	1,690
6	Humana, Inc.	1,112
12	Illinois Tool Works, Inc.	1,339
10	Illumina, Inc. (a)	1,338
6	Intercept Pharmaceuticals, Inc. (a)	800
29	Invesco Ltd.	808
24	Johnson & Johnson	2,821
52	KapStone Paper & Packaging Corp.	935
29	Kimco Realty Corp.	774
71	Kinder Morgan, Inc.	1,454
18	Kite Pharma, Inc. (a)	814
14	KLA-Tencor Corp.	1,030
33	Kohl’s Corp.	1,447
26	Kroger Co. (The)	818
68	La Quinta Holdings, Inc. (a)	681
2	Lam Research Corp.	180
18	Lennox International, Inc.	2,622
47	LKQ Corp. (a)	1,503
81	Loews Corp.	3,500
9	M&T Bank Corp.	1,075
33	Marathon Petroleum Corp.	1,431
7	Marsh & McLennan Cos., Inc.	466
7	Martin Marietta Materials, Inc.	1,353
29	Mastercard, Inc., Class A	3,083
51	Media General, Inc. (a)	856
38	Merck & Co., Inc.	2,251
107	Microsoft Corp.	6,414
9	Middleby Corp. (The) (a)	963
19	Mohawk Industries, Inc. (a)	3,425
8	Monster Beverage Corp. (a)	1,167
39	Morgan Stanley	1,294
9	Nasdaq, Inc.	589
2	National Bank Holdings Corp., Class A	48

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
14	Netflix, Inc. (a)	1,700
15	Newell Brands, Inc.	699
10	Nexstar Broadcasting Group, Inc., Class A	479
16	NextEra Energy, Inc.	1,999
1	NII Holdings, Inc. (a)	2
16	Northern Trust Corp.	1,172
36	Norwegian Cruise Line Holdings Ltd. (a)	1,390
14	NVIDIA Corp.	973
17	Old Dominion Freight Line, Inc. (a)	1,240
40	Outfront Media, Inc.	855
8	Palo Alto Networks, Inc. (a)	1,280
75	PayPal Holdings, Inc. (a)	3,120
36	PBF Energy, Inc., Class A	792
1	Penn Virginia Corp. (a)	42
125	Pfizer, Inc.	3,958
19	Phillips 66	1,518
24	PNC Financial Services Group, Inc. (The)	2,302
15	Post Holdings, Inc. (a)	1,109
2	Priceline Group, Inc. (The) (a)	2,828
21	Procter & Gamble Co. (The)	1,856
10	Prudential Financial, Inc.	831
21	QUALCOMM, Inc.	1,413
55	Rayonier, Inc.	1,466
20	Red Rock Resorts, Inc., Class A	436
2	Regeneron Pharmaceuticals, Inc. (a)	820
30	Revance Therapeutics, Inc. (a)	403
19	S&P Global, Inc.	2,259
19	salesforce.com, Inc. (a)	1,453
12	Sempra Energy	1,254
20	ServiceNow, Inc. (a)	1,755
43	Shire plc	2,454
16	Signature Bank (a)	1,979
19	Sinclair Broadcast Group, Inc., Class A	465
46	Southwest Airlines Co.	1,855
11	Spark Therapeutics, Inc. (a)	535
24	Splunk, Inc. (a)	1,471
34	Sprouts Farmers Market, Inc. (a)	747
15	Stanley Black & Decker, Inc.	1,720
37	Starbucks Corp.	1,966
44	SunTrust Banks, Inc.	1,978
26	T. Rowe Price Group, Inc.	1,640
17	TCEH Corp. (a)	260
5	Tesla Motors, Inc. (a)	955
32	Texas Instruments, Inc.	2,266
65	TherapeuticsMD, Inc. (a)	374

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
21	Tiffany & Co.	1,528
10	Time Warner, Inc.	884
23	T-Mobile U.S., Inc. (a)	1,138
15	Travelers Cos., Inc. (The)	1,642
14	TreeHouse Foods, Inc. (a)	1,231
24	Tyson Foods, Inc., Class A	1,728
38	U.S. Bancorp	1,705
5	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,170
18	United Technologies Corp.	1,871
45	UnitedHealth Group, Inc.	6,291
34	Unum Group	1,198
36	Vantiv, Inc., Class A (a)	2,089
28	Veeva Systems, Inc., Class A (a)	1,083
30	Verizon Communications, Inc.	1,434
16	Vertex Pharmaceuticals, Inc. (a)	1,179
39	Visa, Inc., Class A	3,258
12	Vulcan Materials Co.	1,345
2	W.W. Grainger, Inc.	453
11	WABCO Holdings, Inc. (a)	1,113
20	Wayfair, Inc., Class A (a)	655
131	Wells Fargo & Co.	6,034
38	WestRock Co.	1,776
23	Weyerhaeuser Co.	697
10	Workday, Inc., Class A (a)	863
44	Xcel Energy, Inc.	1,841

		314,729

	Total Common Stocks (Cost $617,491)	648,545

PRINCIPAL AMOUNT
Convertible Bonds — 0.0% (g)
	United States — 0.0% (g)
60	Liberty Interactive LLC, 3.750%, 02/15/30	36
125	NRG Yield, Inc., 3.250%, 06/01/20 (e)	120

	Total Convertible Bonds (Cost $147)	156

Corporate Bonds — 27.4%
	Australia — 0.0% (g)
192	BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	219

	Bahamas — 0.0% (g)
262	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21 (d)	50

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Bermuda — 0.2%
	Aircastle Ltd.,
255	5.125%, 03/15/21	271
54	5.500%, 02/15/22	58
161	7.625%, 04/15/20	183
825	IHS Markit Ltd., 5.000%, 11/01/22 (e)	872
	Weatherford International Ltd.,
111	4.500%, 04/15/22	100
43	5.950%, 04/15/42	33
248	6.500%, 08/01/36	196
52	6.750%, 09/15/40	41
369	7.000%, 03/15/38	304
68	7.750%, 06/15/21	69
67	8.250%, 06/15/23	69

		2,196

	Canada — 0.8%
	1011778 B.C. ULC/New Red Finance, Inc.,
189	4.625%, 01/15/22 (e)	195
440	6.000%, 04/01/22 (e)	460
285	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	295
80	Baytex Energy Corp., 5.625%, 06/01/24 (e)	64
	Bombardier, Inc.,
6	4.750%, 04/15/19 (e)	6
30	5.500%, 09/15/18 (e)	31
5	6.125%, 01/15/23 (e)	4
329	Cascades, Inc., 5.750%, 07/15/23 (e)	332
	Cenovus Energy, Inc.,
52	4.450%, 09/15/42	46
149	6.750%, 11/15/39	166
	Concordia International Corp.,
949	7.000%, 04/15/23 (e)	546
109	9.000%, 04/01/22 (e)	105
160	9.500%, 10/21/22 (e)	97
20	Encana Corp., 3.900%, 11/15/21	20
550	Garda World Security Corp., 7.250%, 11/15/21 (e)	525
160	HudBay Minerals, Inc., 9.500%, 10/01/20	164
	Lundin Mining Corp.,
270	7.500%, 11/01/20 (e)	287
175	7.875%, 11/01/22 (e)	189
250	Masonite International Corp., 5.625%, 03/15/23 (e)	259
267	Mattamy Group Corp., 6.500%, 11/15/20 (e)	266
	MEG Energy Corp.,
380	6.375%, 01/30/23 (e)	314

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
434	6.500%, 03/15/21 (e)	374
228	7.000%, 03/31/24 (e)	186
	New Gold, Inc.,
247	6.250%, 11/15/22 (e)	250
115	7.000%, 04/15/20 (e)	118
	NOVA Chemicals Corp.,
54	5.000%, 05/01/25 (e)	54
319	5.250%, 08/01/23 (e)	325
	Open Text Corp.,
323	5.625%, 01/15/23 (e)	335
156	5.875%, 06/01/26 (e)	166
	Precision Drilling Corp.,
53	5.250%, 11/15/24	47
140	6.500%, 12/15/21	135
105	Quebecor Media, Inc., 5.750%, 01/15/23	110
	Teck Resources Ltd.,
160	3.000%, 03/01/19	159
233	4.750%, 01/15/22	232
180	5.400%, 02/01/43	163
330	6.000%, 08/15/40	318
165	6.125%, 10/01/35	163
45	8.000%, 06/01/21 (e)	49
169	8.500%, 06/01/24 (e)	196
73	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	72
	Valeant Pharmaceuticals International, Inc.,
427	5.375%, 03/15/20 (e)	363
366	5.625%, 12/01/21 (e)	296
603	5.875%, 05/15/23 (e)	464
586	6.125%, 04/15/25 (e)	451
280	6.375%, 10/15/20 (e)	244
362	6.750%, 08/15/21 (e)	308
340	7.000%, 10/01/20 (e)	299
135	7.250%, 07/15/22 (e)	115
354	7.500%, 07/15/21 (e)	312
482	Videotron Ltd., 5.375%, 06/15/24 (e)	504

		11,179

	Cayman Islands — 0.1%
176	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	143
	Transocean, Inc.,
119	5.550%, 10/15/22	102
188	6.800%, 03/15/38	123
1,223	9.000%, 07/15/23 (e)	1,195
300	UPCB Finance IV Ltd., 5.375%, 01/15/25 (e)	305

		1,868

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Finland — 0.0% (g)
501	Nokia OYJ, 6.625%, 05/15/39	541

	France — 1.3%
	Areva S.A.,
EUR 300	4.375%, 11/06/19	335
EUR 1,700	4.875%, 09/23/24	1,875
500	BiSoho SAS, Reg. S, 5.875%, 05/01/23	587
EUR 2,100	Casino Guichard Perrachon S.A., Reg. S, 3.248%, 03/07/24	2,499
EUR 800	Crown European Holdings S.A., Reg. S, 4.000%, 07/15/22	962
EUR 450	Elis S.A., Reg. S, 3.000%, 04/30/22	504
EUR 2,100	Europcar Groupe S.A., Reg. S, 5.750%, 06/15/22	2,407
EUR 300	Groupe Fnac S.A., 3.250%, 09/30/23 (e)	336
EUR 300	Holdikks SAS, Reg. S, 6.750%, 07/15/21	243
EUR 650	Italcementi Finance S.A., Reg. S, 6.625%, 03/19/20	839
EUR 1,100	Labeyrie Fine Foods SAS, Reg. S, 5.625%, 03/15/21	1,254
EUR 1,000	Peugeot S.A., Reg. S, 2.375%, 04/14/23	1,153
EUR 1,000	Rexel S.A., Reg. S, 3.500%, 06/15/23	1,125
	SFR Group S.A.,
800	6.000%, 05/15/22 (e)	818
200	6.250%, 05/15/24 (e)	200
334	7.375%, 05/01/26 (e)	337
EUR 1,550	Reg. S, 5.375%, 05/15/22	1,774
EUR 400	Reg. S, 5.625%, 05/15/24	461
EUR 300	Vallourec S.A., Reg. S, 2.250%, 09/30/24	263
EUR 1,100	Verallia Packaging SASU, Reg. S, 5.125%, 08/01/22	1,267

		19,239

	Germany — 1.0%
EUR 1,500	CeramTec Group GmbH, Reg. S, 8.250%, 08/15/21	1,745
EUR 800	Douglas GmbH, Reg. S, 6.250%, 07/15/22	957
EUR 600	HeidelbergCement AG, Reg. S, 2.250%, 03/30/23	690
EUR 800	HP Pelzer Holding GmbH, Reg. S, 7.500%, 07/15/21	939
	IHO Verwaltungs GmbH,
200	4.125% (cash), 09/15/21 (e) (v)	205
200	4.500% (cash), 09/15/23 (e) (v)	203
EUR 500	Reg. S, 3.250% (cash), 09/15/23 (v)	557
EUR 600	Pfleiderer GmbH, Reg. S, 7.875%, 08/01/19	684
EUR 850	ProGroup AG, Reg. S, 5.125%, 05/01/22	997
EUR 1,300	ThyssenKrupp AG, Reg. S, 1.750%, 11/25/20	1,459

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Germany — continued
EUR 900	Trionista TopCo GmbH, Reg. S, 6.875%, 04/30/21	1,040
400	Unitymedia GmbH, 6.125%, 01/15/25 (e)	417
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
535	5.500%, 01/15/23 (e)	555
EUR 2,400	Reg. S, 4.000%, 01/15/25	2,720
EUR 770	Reg. S, 5.750%, 01/15/23	898
EUR 800	WEPA Hygieneprodukte GmbH, Reg. S, 3.750%, 05/15/24	915

		14,981

	Ireland — 0.4%
	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
200	6.000%, 06/30/21 (e)	205
235	7.250%, 05/15/24 (e)	248
EUR 200	Reg. S, 4.125%, 05/15/23	230
EUR 1,464	Reg. S, 6.750%, 05/15/24	1,712
EUR 900	Bank of Ireland, Reg. S, VAR, 4.250%, 06/11/24	993
EUR 961	eircom Finance DAC, Reg. S, 4.500%, 05/31/22	1,087
400	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.000%, 07/15/23 (e)	346
EUR 1,300	Smurfit Kappa Acquisitions, Reg. S, 3.250%, 06/01/21	1,548

		6,369

	Italy — 0.7%
1,000	Buzzi Unicem S.p.A., Reg. S, 2.125%, 04/28/23	1,118
EUR 1,200	Enel S.p.A., Reg. S, VAR, 5.000%, 01/15/75	1,405
EUR 2,000	Leonardo-Finmeccanica S.p.A., 4.500%, 01/19/21	2,454
1,000	LKQ Italia Bondco SpA, Reg. S, 3.875%, 04/01/24	1,168
EUR 2,950	Telecom Italia S.p.A., Reg. S, 3.250%, 01/16/23	3,407

		9,552

	Japan — 0.2%
	SoftBank Group Corp.,
400	4.500%, 04/15/20 (e)	411
EUR 900	Reg. S, 4.000%, 07/30/22	1,084
EUR 700	Reg. S, 4.750%, 07/30/25	846

		2,341

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
15	5.250%, 11/15/22	17
1	7.500%, 10/15/27	1

		18

	Luxembourg — 2.5%
510	Actavis Funding SCS, 4.750%, 03/15/45	535
	Altice Financing S.A.,
400	6.500%, 01/15/22 (e)	420
300	6.625%, 02/15/23 (e)	309
450	7.500%, 05/15/26 (e)	465
EUR 900	Reg. S, 5.250%, 02/15/23	1,031
EUR 600	Altice Finco S.A., Reg. S, 9.000%, 06/15/23	744
	Altice Luxembourg S.A.,
200	7.625%, 02/15/25 (e)	208
400	7.750%, 05/15/22 (e)	422
EUR 500	Reg. S, 6.250%, 02/15/25	566
EUR 2,250	Reg. S, 7.250%, 05/15/22	2,618
	ArcelorMittal,
250	6.125%, 06/01/25	274
1,734	7.250%, 02/25/22	1,968
153	8.000%, 10/15/39	164
EUR 1,200	Reg. S, 3.125%, 01/14/22	1,349
EUR 1,600	Auris Luxembourg II S.A., Reg. S, 8.000%, 01/15/23	1,903
526	Camelot Finance S.A., 7.875%, 10/15/24 (e)	538
161	Capsugel S.A., 7.000% (cash), 05/15/19 (e) (v)	161
EUR 1,000	Cirsa Funding Luxembourg S.A., Reg. S, 5.750%, 05/15/21	1,158
600	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	607
EUR 1,300	Dufry Finance SCA, Reg. S, 4.500%, 08/01/23	1,523
EUR 683	eDreams ODIGEO S.A., 8.500%, 08/01/21 (e)	767
EUR 800	Galapagos S.A., Reg. S, 5.375%, 06/15/21	847
GBP 417	Garfunkelux Holdco 2 S.A., Reg. S, 11.000%, 11/01/23	504
EUR 400	Garfunkelux Holdco 3 S.A., Reg. S, 7.500%, 08/01/22	443
EUR 832	Gestamp Funding Luxembourg S.A., Reg. S, 3.500%, 05/15/23	951
EUR 600	HeidelbergCement Finance Luxembourg S.A., Reg. S, 7.500%, 04/03/20	806
	Intelsat Jackson Holdings S.A.,
430	5.500%, 08/01/23	285
223	7.250%, 04/01/19	178
355	7.250%, 10/15/20	266

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
535	8.000%, 02/15/24 (e)	542
31	Intelsat Luxembourg S.A., 7.750%, 06/01/21	10
63	Mallinckrodt International Finance S.A., 4.750%, 04/15/23	55
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
20	4.875%, 04/15/20 (e)	20
90	5.500%, 04/15/25 (e)	83
916	5.625%, 10/15/23 (e)	861
183	5.750%, 08/01/22 (e)	172
EUR 750	Matterhorn Telecom Holding S.A., Reg. S, 4.875%, 05/01/23	814
EUR 450	Matterhorn Telecom S.A., Reg. S, 3.875%, 05/01/22	496
EUR 700	Monitchem HoldCo 2 S.A., Reg. S, 6.875%, 06/15/22	667
50	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	52
EUR 800	Picard Bondco S.A., Reg. S, 7.750%, 02/01/20	927
EUR 2,000	SIG Combibloc Holdings SCA, Reg. S, 7.750%, 02/15/23	2,319
EUR 900	Swissport Investments S.A., Reg. S, 6.750%, 12/15/21	1,047
EUR 1,600	Telenet Finance V Luxembourg S.C.A., Reg. S, 6.250%, 08/15/22	1,866
EUR 550	Telenet Finance VI Luxembourg S.C.A., Reg. S, 4.875%, 07/15/27	630
EUR 950	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Reg. S, 6.375%, 05/01/22	1,106
	Wind Acquisition Finance S.A.,
200	4.750%, 07/15/20 (e)	201
EUR 1,850	Reg. S, 7.000%, 04/23/21	2,115

		35,993

	Mexico — 0.1%
	Cemex S.A.B. de C.V.,
400	5.700%, 01/11/25 (e)	407
1,340	6.125%, 05/05/25 (e)	1,380
200	7.750%, 04/16/26 (e)	223

		2,010

	Netherlands — 1.3%
257	Alcoa Nederland Holding B.V., 6.750%, 09/30/24 (e)	266
400	Bluewater Holding B.V., 10.000%, 12/10/19 (e)	204

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Netherlands — continued
	Fiat Chrysler Automobiles N.V.,
437	4.500%, 04/15/20	448
663	5.250%, 04/15/23	676
EUR 2,100	Reg. S, 3.750%, 03/29/24	2,383
EUR 1,000	Grupo Antolin Dutch B.V., Reg. S, 5.125%, 06/30/22	1,172
525	Mylan N.V., 5.250%, 06/15/46 (e)	536
	NXP B.V./NXP Funding LLC,
200	4.125%, 06/15/20 (e)	211
355	4.125%, 06/01/21 (e)	379
400	4.625%, 06/15/22 (e)	436
200	5.750%, 02/15/21 (e)	208
EUR 600	PortAventura Entertainment Barcelona B.V., Reg. S, 7.250%, 12/01/20	684
EUR 1,100	Repsol International Finance B.V., Reg. S, VAR, 4.500%, 03/25/75	1,121
EUR 3,400	Schaeffler Finance B.V., Reg. S, 3.250%, 05/15/25	4,012
	Sensata Technologies B.V.,
388	4.875%, 10/15/23 (e)	402
38	5.000%, 10/01/25 (e)	39
7	5.625%, 11/01/24 (e)	8
565	Shell International Finance B.V., 3.750%, 09/12/46	541
435	Teva Pharmaceutical Finance Netherlands III B.V., 4.100%, 10/01/46	404
EUR 2,000	UPC Holding B.V., Reg. S, 6.375%, 09/15/22	2,333
	Ziggo Bond Finance B.V.,
200	5.875%, 01/15/25 (e)	199
EUR 700	Reg. S, 4.625%, 01/15/25	778
485	Ziggo Secured Finance B.V., 5.500%, 01/15/27 (e)	476

		17,916

	Norway — 0.1%
EUR 600	Lock A.S., Reg. S, 7.000%, 08/15/21	685

	Portugal — 0.1%
EUR 700	EDP—Energias de Portugal S.A., Reg. S, VAR, 5.375%, 09/16/75	806

	Singapore — 0.0% (g)
	Flex Ltd.,
15	4.625%, 02/15/20	16
195	5.000%, 02/15/23	211

		227

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Spain — 0.1%
EUR 1,150	Campofrio Food Group S.A., Reg. S, 3.375%, 03/15/22	1,307

	Sweden — 0.3%
EUR 1,700	Verisure Holding AB, Reg. S, 6.000%, 11/01/22	2,029
	Volvo Car AB,
EUR 650	Reg. S, 3.250%, 05/18/21	760
EUR 1,250	Volvo Treasury AB, Reg. S, VAR, 4.200%, 06/10/75	1,439

		4,228

	United Kingdom — 2.0%
	Adient Global Holdings Ltd.,
EUR 383	3.500%, 08/15/24 (e)	418
EUR 400	Reg. S, 3.500%, 08/15/24	436
EUR 950	Alliance Automotive Finance plc, Reg. S, 6.250%, 12/01/21	1,111
	Anglo American Capital plc,
554	4.125%, 09/27/22 (e)	548
425	4.450%, 09/27/20 (e)	434
200	4.875%, 05/14/25 (e)	203
EUR 1,100	Reg. S, 2.500%, 04/29/21	1,232
EUR 490	Reg. S, 2.750%, 06/07/19	562
EUR 800	Reg. S, 3.250%, 04/03/23	911
EUR 900	Reg. S, 3.500%, 03/28/22	1,047
GBP 500	Boparan Finance plc, Reg. S, 5.250%, 07/15/19	598
	Ensco plc,
52	4.500%, 10/01/24	42
105	4.700%, 03/15/21	97
GBP 400	Galaxy Bidco Ltd., Reg. S, 6.375%, 11/15/20	501
GBP 250	Galaxy Finco Ltd., Reg. S, 7.875%, 11/15/21	300
GBP 400	Iceland Bondco plc, Reg. S, 6.250%, 07/15/21	470
EUR 1,150	Ineos Finance plc, Reg. S, 4.000%, 05/01/23	1,287
241	Inmarsat Finance plc, 6.500%, 10/01/24 (e)	244
	International Game Technology plc,
375	6.250%, 02/15/22 (e)	398
400	6.500%, 02/15/25 (e)	434
EUR 1,650	Reg. S, 4.750%, 02/15/23	1,963
	Jaguar Land Rover Automotive plc,
200	4.125%, 12/15/18 (e)	203
409	4.250%, 11/15/19 (e)	423
537	5.625%, 02/01/23 (e)	556

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United Kingdom — continued
GBP 642	Reg. S, 3.875%, 03/01/23	800
GBP 258	Reg. S, 5.000%, 02/15/22	342
EUR 986	Lincoln Finance Ltd., Reg. S, 6.875%, 04/15/21	1,176
EUR 550	Merlin Entertainments plc, Reg. S, 2.750%, 03/15/22	629
GBP 193	New Look Secured Issuer plc, Reg. S, 6.500%, 07/01/22	212
EUR 400	OTE plc, Reg. S, 7.875%, 02/07/18	469
GBP 1,100	Pizzaexpress Financing 2 plc, Reg. S, 6.625%, 08/01/21	1,323
	Royal Bank of Scotland Group plc,
862	6.100%, 06/10/23	894
1,185	6.125%, 12/15/22	1,251
200	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	215
EUR 1,500	Synlab Unsecured Bondco plc, Reg. S, 8.250%, 07/01/23	1,774
EUR 1,700	Tesco Corporate Treasury Services plc, Reg. S, 2.500%, 07/01/24	1,904
GBP 500	Thomas Cook Group plc, 7.750%, 06/22/17	633
	Virgin Media Finance plc,
600	6.375%, 04/15/23 (e)	612
EUR 850	Reg. S, 4.500%, 01/15/25	925
EUR 900	Worldpay Finance plc, Reg. S, 3.750%, 11/15/22	1,065

		28,642

	United States — 16.2%
485	21st Century Fox America, Inc., 4.950%, 10/15/45	533
530	AbbVie, Inc., 4.450%, 05/14/46	527
	Acadia Healthcare Co., Inc.,
25	5.125%, 07/01/22	25
555	5.625%, 02/15/23	556
40	6.125%, 03/15/21	41
115	6.500%, 03/01/24	118
303	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	171
990	ADT Corp. (The), 4.125%, 06/15/23	968
153	Advanced Micro Devices, Inc., 7.000%, 07/01/24	152
	AECOM,
313	5.750%, 10/15/22	329
785	5.875%, 10/15/24	829
	AES Corp.,
1,000	5.500%, 04/15/25	1,010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
188	6.000%, 05/15/26	194
7	VAR, 3.842%, 06/01/19	7
391	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	256
375	AK Steel Corp., 7.500%, 07/15/23	404
	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
285	5.750%, 03/15/25 (e)	281
651	6.625%, 06/15/24 (e)	676
490	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	540
	Alere, Inc.,
190	6.375%, 07/01/23 (e)	198
292	6.500%, 06/15/20	296
230	Aleris International, Inc., 9.500%, 04/01/21 (e)	247
	Alliance Data Systems Corp.,
218	5.375%, 08/01/22 (e)	210
120	5.875%, 11/01/21 (e)	121
	Ally Financial, Inc.,
319	3.250%, 11/05/18	319
102	3.600%, 05/21/18	103
670	4.125%, 03/30/20	681
566	4.125%, 02/13/22	566
473	4.625%, 05/19/22	484
25	4.625%, 03/30/25	25
710	5.125%, 09/30/24	744
400	5.750%, 11/20/25	409
23	6.250%, 12/01/17	24
448	8.000%, 11/01/31	535
	Altice U.S. Finance I Corp.,
605	5.375%, 07/15/23 (e)	622
457	5.500%, 05/15/26 (e)	466
260	Altria Group, Inc., 3.875%, 09/16/46	256
170	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26 (e)	171
	AMC Entertainment, Inc.,
200	5.750%, 06/15/25	200
208	5.875%, 02/15/22	216
	AMC Networks, Inc.,
300	4.750%, 12/15/22	306
430	5.000%, 04/01/24	435
325	American Airlines Group, Inc., 5.500%, 10/01/19 (e)	336
550	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	579
525	American International Group, Inc., 4.800%, 07/10/45	559

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
95	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	100
	AmeriGas Partners LP/AmeriGas Finance Corp.,
277	5.625%, 05/20/24	290
127	5.875%, 08/20/26	133
525	Amgen, Inc., 4.400%, 05/01/45	534
164	AMN Healthcare, Inc., 5.125%, 10/01/24 (e)	166
	Amsurg Corp.,
55	5.625%, 11/30/20	56
450	5.625%, 07/15/22	459
475	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	545
425	Anixter, Inc., 5.500%, 03/01/23	447
	Antero Resources Corp.,
1,199	5.125%, 12/01/22	1,208
387	5.375%, 11/01/21	391
100	6.000%, 12/01/20	103
835	Apple, Inc., 3.850%, 08/04/46	815
300	Aramark Services, Inc., 5.125%, 01/15/24	314
45	Archrock Partners LP/Archrock Partners Finance Corp., 6.000%, 10/01/22	42
	Arconic, Inc.,
932	5.125%, 10/01/24	972
220	5.400%, 04/15/21	234
125	5.900%, 02/01/27	132
100	6.150%, 08/15/20	109
5	6.750%, 07/15/18	5
120	6.750%, 01/15/28	131
400	Ashtead Capital, Inc., 5.625%, 10/01/24 (e)	421
850	AT&T, Inc., 4.500%, 03/09/48 (e)	801
	Avaya, Inc.,
740	7.000%, 04/01/19 (e)	601
287	10.500%, 03/01/21	95
	Axalta Coating Systems LLC,
160	4.875%, 08/15/24 (e)	163
EUR 500	Reg. S, 4.250%, 08/15/24	568
165	B&G Foods, Inc., 4.625%, 06/01/21	170
	Ball Corp.,
100	4.000%, 11/15/23	101
215	4.375%, 12/15/20	229
EUR 850	4.375%, 12/15/23	1,049
150	5.000%, 03/15/22	161
110	5.250%, 07/01/25	117

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Bank of America Corp.,
405	3.500%, 04/19/26	415
360	4.875%, 04/01/44	407
	Belden, Inc.,
3	5.250%, 07/15/24 (e)	3
226	5.500%, 09/01/22 (e)	231
570	Berkshire Hathaway Energy Co., 4.500%, 02/01/45	628
	Berry Plastics Corp.,
230	5.125%, 07/15/23	234
190	5.500%, 05/15/22	198
	Blue Cube Spinco, Inc.,
615	9.750%, 10/15/23	722
864	10.000%, 10/15/25	1,037
135	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	132
359	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	313
	Boardwalk Pipelines LP,
17	4.950%, 12/15/24	18
322	5.950%, 06/01/26	357
	Boyd Gaming Corp.,
120	6.375%, 04/01/26 (e)	128
342	6.875%, 05/15/23	366
185	Briggs & Stratton Corp., 6.875%, 12/15/20	205
923	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	922
	Cablevision Systems Corp.,
662	8.000%, 04/15/20	702
74	8.625%, 09/15/17	77
497	CalAtlantic Group, Inc., 5.875%, 11/15/24	531
652	Caleres, Inc., 6.250%, 08/15/23	686
	California Resources Corp.,
3	5.500%, 09/15/21	2
256	8.000%, 12/15/22 (e)	173
137	Callon Petroleum Co., 6.125%, 10/01/24 (e)	141
	Calpine Corp.,
370	5.250%, 06/01/26 (e)	375
4	5.375%, 01/15/23	4
20	5.500%, 02/01/24	19
7	5.750%, 01/15/25	7
754	5.875%, 01/15/24 (e)	794
500	6.000%, 01/15/22 (e)	523
517	Casella Waste Systems, Inc., 7.750%, 02/15/19	528

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
345	CBS Corp., 4.600%, 01/15/45	350
76	CCM Merger, Inc., 9.125%, 05/01/19 (e)	79
	CCO Holdings LLC/CCO Holdings Capital Corp.,
480	5.500%, 05/01/26 (e)	493
30	5.750%, 09/01/23	32
859	5.750%, 02/15/26 (e)	895
1,836	5.875%, 04/01/24 (e)	1,937
	CDW LLC/CDW Finance Corp.,
105	5.000%, 09/01/23	108
70	5.500%, 12/01/24	74
444	6.000%, 08/15/22	470
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
500	5.250%, 03/15/21	519
5	5.375%, 06/01/24	5
600	Cemex Finance LLC, 6.000%, 04/01/24 (e)	620
	Centene Corp.,
162	4.750%, 05/15/22	164
355	4.750%, 01/15/25	354
295	5.625%, 02/15/21	311
260	6.125%, 02/15/24	276
477	Central Garden & Pet Co., 6.125%, 11/15/23	512
5	Cenveo Corp., 8.500%, 09/15/22 (e)	4
	CF Industries, Inc.,
95	4.950%, 06/01/43	79
330	5.150%, 03/15/34	297
125	5.375%, 03/15/44	107
15	7.125%, 05/01/20	17
	Change Healthcare Holdings, Inc.,
280	6.000%, 02/15/21 (e)	294
405	11.000%, 12/31/19	425
460	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484%, 10/23/45 (e)	541
270	Cheniere Corpus Christi Holdings LLC, 7.000%, 06/30/24 (e)	286
	Chesapeake Energy Corp.,
387	4.875%, 04/15/22	329
113	5.750%, 03/15/23	98
220	6.125%, 02/15/21	201
486	8.000%, 12/15/22 (e)	494
	CHS/Community Health Systems, Inc.,
4	5.125%, 08/15/18	4
535	5.125%, 08/01/21	495
521	6.875%, 02/01/22	388

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
320	7.125%, 07/15/20	259
354	8.000%, 11/15/19	308
240	Cincinnati Bell, Inc., 7.000%, 07/15/24 (e)	251
568	Cinemark USA, Inc., 5.125%, 12/15/22	584
1,770	CIT Group, Inc., 5.000%, 08/15/22	1,894
449	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	459
149	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	152
	Citigroup, Inc.,
410	3.400%, 05/01/26	417
440	4.650%, 07/30/45	482
	Claire’s Stores, Inc.,
159	6.125%, 03/15/20 (e)	78
26	9.000%, 03/15/19 (e)	13
	Clear Channel Worldwide Holdings, Inc.,
15	Series A, 6.500%, 11/15/22	15
55	Series A, 7.625%, 03/15/20	52
795	Series B, 6.500%, 11/15/22	810
685	Series B, 7.625%, 03/15/20	663
	Clearwater Paper Corp.,
270	4.500%, 02/01/23	269
91	5.375%, 02/01/25 (e)	92
8	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	8
34	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.000%, 11/01/21	34
499	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	327
	CNO Financial Group, Inc.,
39	4.500%, 05/30/20	40
645	5.250%, 05/30/25	656
372	Coeur Mining, Inc., 7.875%, 02/01/21	381
235	Columbia Pipeline Group, Inc., 5.800%, 06/01/45	279
575	Comcast Corp., 3.400%, 07/15/46	531
389	Commercial Metals Co., 4.875%, 05/15/23	385
68	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	71
	CommScope, Inc.,
23	4.375%, 06/15/20 (e)	24
310	5.000%, 06/15/21 (e)	318
295	5.500%, 06/15/24 (e)	309
242	Communications Sales & Leasing, Inc./CSL Capital LLC, 6.000%, 04/15/23 (e)	251
	Concho Resources, Inc.,
100	5.500%, 10/01/22	103

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
102	6.500%, 01/15/22	105
30	CONSOL Energy, Inc., 5.875%, 04/15/22	28
306	Consolidated Communications, Inc., 6.500%, 10/01/22	301
	Constellation Brands, Inc.,
100	4.250%, 05/01/23	105
3	4.750%, 11/15/24	3
270	4.750%, 12/01/25	297
60	6.000%, 05/01/22	70
10	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	11
314	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	346
	Continental Resources, Inc.,
39	3.800%, 06/01/24	36
152	4.500%, 04/15/23	145
927	5.000%, 09/15/22	913
297	7.125%, 04/01/21	308
181	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (d) (e)	182
505	Cortes NP Acquisition Corp., 9.250%, 10/15/24 (e)	529
420	Cott Beverages, Inc., 5.375%, 07/01/22	426
	Covanta Holding Corp.,
100	5.875%, 03/01/24	97
95	6.375%, 10/01/22	97
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
55	6.000%, 12/15/20	56
9	6.125%, 03/01/22	9
324	6.250%, 04/01/23	328
225	Crown Americas LLC/Crown Americas Capital Corp. V, 4.250%, 09/30/26 (e)	221
325	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	333
	CSC Holdings LLC,
463	5.500%, 04/15/27 (e)	470
250	6.750%, 11/15/21	263
221	8.625%, 02/15/19	246
20	CSI Compressco LP/CSI Compressco Finance, Inc., 7.250%, 08/15/22	19
908	CVR Partners LP/CVR Nitrogen Finance Corp., 9.250%, 06/15/23 (e)	890
71	Dana, Inc., 5.500%, 12/15/24	74
269	Darling Ingredients, Inc., 5.375%, 01/15/22	280

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	DaVita, Inc.,
335	5.000%, 05/01/25	323
479	5.125%, 07/15/24	467
115	5.750%, 08/15/22	118
	DCP Midstream Operating LP,
200	3.875%, 03/15/23	195
87	4.950%, 04/01/22	89
1,287	Dean Foods Co., 6.500%, 03/15/23 (e)	1,371
38	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	43
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
5	3.480%, 06/01/19 (e)	5
159	4.420%, 06/15/21 (e)	166
464	5.450%, 06/15/23 (e)	497
345	5.875%, 06/15/21 (e)	362
464	6.020%, 06/15/26 (e)	506
350	7.125%, 06/15/24 (e)	383
65	8.100%, 07/15/36 (e)	77
553	8.350%, 07/15/46 (e)	671
353	Diebold, Inc., 8.500%, 04/15/24 (e)	374
	DISH DBS Corp.,
80	5.875%, 07/15/22	83
1,714	6.750%, 06/01/21	1,842
561	7.750%, 07/01/26	616
110	7.875%, 09/01/19	122
611	Dollar Tree, Inc., 5.750%, 03/01/23	648
460	Dominion Gas Holdings LLC, 4.600%, 12/15/44	483
266	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	269
705	DS Services of America, Inc., 10.000%, 09/01/21 (e)	783
310	DuPont Fabros Technology LP, 5.875%, 09/15/21	325
	Dynegy, Inc.,
562	5.875%, 06/01/23	503
190	7.375%, 11/01/22	184
330	7.625%, 11/01/24	316
200	8.000%, 01/15/25 (e)	193
115	E*TRADE Financial Corp., 5.375%, 11/15/22	123
65	Eldorado Resorts, Inc., 7.000%, 08/01/23	69
3,382	Embarq Corp., 7.995%, 06/01/36	3,433
141	EMC Corp., 2.650%, 06/01/20	137
250	Emera U.S. Finance LP, 4.750%, 06/15/46 (e)	264

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
220	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24 (e)	238
356	Endo Finance LLC, 5.750%, 01/15/22 (e)	320
250	Endo Finance LLC/Endo Finco, Inc., 5.375%, 01/15/23 (e)	213
783	Energy Transfer Equity LP, 5.875%, 01/15/24	793
375	EnerSys, 5.000%, 04/30/23 (e)	384
	EnLink Midstream Partners LP,
175	4.150%, 06/01/25	170
92	4.850%, 07/15/26	94
42	Entegris, Inc., 6.000%, 04/01/22 (e)	43
525	Enterprise Products Operating LLC, 4.900%, 05/15/46	544
280	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	278
	EP Energy LLC/Everest Acquisition Finance, Inc.,
148	6.375%, 06/15/23	101
172	7.750%, 09/01/22	117
710	9.375%, 05/01/20	555
	Equinix, Inc.,
750	5.375%, 01/01/22	795
47	5.375%, 04/01/23	49
3	5.750%, 01/01/25	3
86	5.875%, 01/15/26	92
398	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	394
520	Exelon Corp., 4.450%, 04/15/46	542
540	Express Scripts Holding Co., 4.800%, 07/15/46	542
146	Ferrellgas LP/Ferrellgas Finance Corp., 6.750%, 06/15/23	136
200	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	200
	First Data Corp.,
540	5.000%, 01/15/24 (e)	547
190	5.375%, 08/15/23 (e)	196
733	5.750%, 01/15/24 (e)	746
73	6.750%, 11/01/20 (e)	75
842	7.000%, 12/01/23 (e)	885
545	Ford Motor Co., 4.750%, 01/15/43	546
	Freeport-McMoRan, Inc.,
565	3.100%, 03/15/20	544
105	3.550%, 03/01/22	96
795	3.875%, 03/15/23	723
392	5.400%, 11/14/34	338
658	5.450%, 03/15/43	546

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Fresenius Medical Care U.S. Finance II, Inc.,
160	4.125%, 10/15/20 (e)	166
220	4.750%, 10/15/24 (e)	229
85	5.625%, 07/31/19 (e)	92
200	5.875%, 01/31/22 (e)	227
25	6.500%, 09/15/18 (e)	27
300	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	335
	Frontier Communications Corp.,
745	6.250%, 09/15/21	708
15	7.125%, 03/15/19	16
40	8.125%, 10/01/18	43
425	8.500%, 04/15/20	454
188	8.875%, 09/15/20	200
629	9.250%, 07/01/21	664
328	10.500%, 09/15/22	341
542	11.000%, 09/15/25	553
210	FTI Consulting, Inc., 6.000%, 11/15/22	221
352	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	399
525	General Motors Co., 5.200%, 04/01/45	536
	Genesis Energy LP/Genesis Energy Finance Corp.,
397	5.625%, 06/15/24	393
65	5.750%, 02/15/21	65
52	6.000%, 05/15/23	52
30	6.750%, 08/01/22	31
720	GenOn Energy, Inc., 9.875%, 10/15/20	538
550	Gilead Sciences, Inc., 4.150%, 03/01/47	545
	Global Partners LP/GLP Finance Corp.,
165	6.250%, 07/15/22	158
125	7.000%, 06/15/23	119
	GLP Capital LP/GLP Financing II, Inc.,
20	4.375%, 04/15/21	21
650	5.375%, 11/01/23	696
85	5.375%, 04/15/26	90
275	Golden Nugget, Inc., 8.500%, 12/01/21 (e)	289
	Goldman Sachs Group, Inc. (The),
405	3.750%, 02/25/26	422
375	4.750%, 10/21/45	413
120	Goodman Networks, Inc., 12.125%, 07/01/18	51
	Goodyear Tire & Rubber Co. (The),
290	5.000%, 05/31/26	292
675	5.125%, 11/15/23	697
140	7.000%, 05/15/22	147

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Graphic Packaging International, Inc.,
110	4.750%, 04/15/21	117
100	4.875%, 11/15/22	105
	Gray Television, Inc.,
285	5.125%, 10/15/24 (e)	277
165	5.875%, 07/15/26 (e)	164
25	Greif, Inc., 6.750%, 02/01/17	25
1,000	Group 1 Automotive, Inc., 5.250%, 12/15/23 (e)	995
9	Guitar Center, Inc., 6.500%, 04/15/19 (e)	8
235	H&E Equipment Services, Inc., 7.000%, 09/01/22	247
520	Halliburton Co., 5.000%, 11/15/45	571
330	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	239
	Harland Clarke Holdings Corp.,
250	6.875%, 03/01/20 (e)	240
5	9.750%, 08/01/18 (e)	5
430	Harris Corp., 5.054%, 04/27/45	473
240	HCA Holdings, Inc., 6.250%, 02/15/21	259
	HCA, Inc.,
289	3.750%, 03/15/19	296
205	4.250%, 10/15/19	213
280	4.500%, 02/15/27	276
55	4.750%, 05/01/23	57
346	5.000%, 03/15/24	362
165	5.250%, 04/15/25	173
295	5.250%, 06/15/26	308
551	5.375%, 02/01/25	563
290	5.875%, 03/15/22	319
535	5.875%, 02/15/26	562
125	6.500%, 02/15/20	138
472	7.500%, 02/15/22	537
5	8.000%, 10/01/18	6
451	Series 1, 5.875%, 05/01/23	478
	HD Supply, Inc.,
200	5.250%, 12/15/21 (e)	213
250	5.750%, 04/15/24 (e)	262
395	Hecla Mining Co., 6.875%, 05/01/21	403
550	Hess Corp., 5.800%, 04/01/47	563
1,282	Hexion, Inc., 6.625%, 04/15/20	1,122
	Hilcorp Energy I LP/Hilcorp Finance Co.,
970	5.000%, 12/01/24 (e)	946
60	5.750%, 10/01/25 (e)	60
118	7.625%, 04/15/21 (e)	121

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
10	Reg. S, 7.625%, 04/15/21	10
130	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	137
295	Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24 (e)	296
	Holly Energy Partners LP/Holly Energy Finance Corp.,
364	6.000%, 08/01/24 (e)	378
25	6.500%, 03/01/20	26
333	Hologic, Inc., 5.250%, 07/15/22 (e)	352
	Hughes Satellite Systems Corp.,
544	5.250%, 08/01/26 (e)	536
174	6.625%, 08/01/26 (e)	172
50	Huntington Ingalls Industries, Inc., 5.000%, 12/15/21 (e)	52
865	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	824
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
35	4.875%, 03/15/19	35
115	5.875%, 02/01/22	109
315	6.000%, 08/01/20	307
	iHeartCommunications, Inc.,
1,195	9.000%, 12/15/19	907
30	9.000%, 03/01/21	21
1,015	ILFC E-Capital Trust I, VAR, 4.000%, 12/21/65 (e)	809
580	ILFC E-Capital Trust II, VAR, 4.250%, 12/21/65 (e)	473
96	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	96
8	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (cash), 05/01/21 (e) (v)	8
	Infor U.S., Inc.,
324	5.750%, 08/15/20 (e)	339
524	6.500%, 05/15/22	542
163	Informatica LLC, 7.125%, 07/15/23 (e)	152
215	Ingles Markets, Inc., 5.750%, 06/15/23	223
515	Intel Corp., 4.100%, 05/19/46	530
34	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	34
	Iron Mountain, Inc.,
369	5.750%, 08/15/24	378
266	6.000%, 10/01/20 (e)	282
235	Isle of Capri Casinos, Inc., 5.875%, 03/15/21	244
	J.C. Penney Corp., Inc.,
385	5.875%, 07/01/23 (e)	396
4	8.125%, 10/01/19	5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
245	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 08/01/23 (e)	246
	JBS USA LUX S.A./JBS USA Finance, Inc.,
736	5.750%, 06/15/25 (e)	719
700	5.875%, 07/15/24 (e)	700
550	7.250%, 06/01/21 (e)	565
300	8.250%, 02/01/20 (e)	308
59	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	59
126	Kaiser Aluminum Corp., 5.875%, 05/15/24	133
44	Kennedy-Wilson, Inc., 5.875%, 04/01/24	45
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
250	5.000%, 06/01/24 (e)	257
250	5.250%, 06/01/26 (e)	261
EUR 550	Kloeckner Pentaplast of America, Inc., Reg. S, 7.125%, 11/01/20	632
520	Kraft Heinz Foods Co., 4.375%, 06/01/46	524
555	Kroger Co. (The), 3.875%, 10/15/46	531
	L Brands, Inc.,
385	5.625%, 02/15/22	422
300	5.625%, 10/15/23	330
250	6.750%, 07/01/36	265
325	6.875%, 11/01/35	344
	Lamar Media Corp.,
175	5.000%, 05/01/23	183
32	5.375%, 01/15/24	34
178	5.750%, 02/01/26	191
30	5.875%, 02/01/22	31
294	Landry’s, Inc., 6.750%, 10/15/24 (e)	300
	Lennar Corp.,
15	4.500%, 06/15/19	16
25	4.500%, 11/15/19	26
260	4.750%, 05/30/25	264
154	4.875%, 12/15/23	158
60	6.950%, 06/01/18	64
5	Series B, 12.250%, 06/01/17	5
	Level 3 Financing, Inc.,
384	5.125%, 05/01/23	388
417	5.250%, 03/15/26 (e)	422
50	5.375%, 08/15/22	52
142	5.375%, 01/15/24	145
291	5.375%, 05/01/25	295
3	5.625%, 02/01/23	3
5	VAR, 4.407%, 01/15/18	5
5	Levi Strauss & Co., 5.000%, 05/01/25	5

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
251	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	295
	LifePoint Health, Inc.,
75	5.375%, 05/01/24 (e)	75
254	5.500%, 12/01/21	263
363	LIN Television Corp., 5.875%, 11/15/22	380
	Live Nation Entertainment, Inc.,
240	4.875%, 11/01/24 (e)	240
410	5.375%, 06/15/22 (e)	424
350	Lockheed Martin Corp., 3.800%, 03/01/45	347
338	M/I Homes, Inc., 6.750%, 01/15/21	356
138	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	132
4	Masco Corp., 5.950%, 03/15/22	5
757	MasTec, Inc., 4.875%, 03/15/23	737
	Match Group, Inc.,
110	6.375%, 06/01/24	119
200	6.750%, 12/15/22	213
289	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23	301
230	Meritage Homes Corp., 7.000%, 04/01/22	257
520	MetLife, Inc., 4.600%, 05/13/46	565
95	MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625%, 05/01/24 (e)	101
	MGM Resorts International,
296	4.625%, 09/01/26	285
350	5.250%, 03/31/20	370
320	6.000%, 03/15/23	346
575	6.625%, 12/15/21	642
270	6.750%, 10/01/20	301
280	7.750%, 03/15/22	324
45	11.375%, 03/01/18	50
	Micron Technology, Inc.,
425	5.250%, 08/01/23 (e)	416
186	5.250%, 01/15/24 (e)	181
114	5.500%, 02/01/25	111
14	5.625%, 01/15/26 (e)	14
17	5.875%, 02/15/22	18
365	7.500%, 09/15/23 (e)	403
216	Microsemi Corp., 9.125%, 04/15/23 (e)	249
550	Microsoft Corp., 3.700%, 08/08/46	539
550	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	562

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Momentive Performance Materials, Inc.,
262	3.880%, 10/24/21	233
35	8.875%, 10/15/20 (d)	—
	Morgan Stanley,
425	3.125%, 07/27/26	424
395	4.300%, 01/27/45	414
741	MPG Holdco I, Inc., 7.375%, 10/15/22	755
646	MPH Acquisition Holdings LLC, 7.125%, 06/01/24 (e)	691
400	MPLX LP, 5.500%, 02/15/23	417
404	MSCI, Inc., 5.250%, 11/15/24 (e)	424
4	Murphy Oil USA, Inc., 6.000%, 08/15/23	4
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
300	6.500%, 08/01/18	304
15	6.500%, 07/01/21	15
248	6.500%, 06/01/22	241
45	7.875%, 10/01/20	46
27	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	20
246	NBTY, Inc., 7.625%, 05/15/21 (e)	241
245	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	268
	NCR Corp.,
50	5.000%, 07/15/22	51
4	5.875%, 12/15/21	4
16	6.375%, 12/15/23	17
350	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	289
	Netflix, Inc.,
150	5.500%, 02/15/22	162
115	5.750%, 03/01/24	125
	New Albertson’s, Inc.,
204	7.450%, 08/01/29	196
30	7.750%, 06/15/26	30
102	8.000%, 05/01/31	99
225	8.700%, 05/01/30	229
121	Series C, 6.625%, 06/01/28	109
	Newfield Exploration Co.,
231	5.375%, 01/01/26	238
126	5.625%, 07/01/24	131
193	5.750%, 01/30/22	201
	Nexstar Broadcasting, Inc.,
35	6.125%, 02/15/22 (e)	36
25	6.875%, 11/15/20	26

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
245	Nexstar Escrow Corp., 5.625%, 08/01/24 (e)	243
243	NFP Corp., 9.000%, 07/15/21 (e)	248
2	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 07/15/19	2
425	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	446
1,033	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	1,052
483	Noble Energy, Inc., 5.050%, 11/15/44	485
	Novelis Corp.,
390	5.875%, 09/30/26 (e)	395
415	6.250%, 08/15/24 (e)	431
	NRG Energy, Inc.,
850	6.250%, 05/01/24	825
11	6.625%, 03/15/23	11
215	7.250%, 05/15/26 (e)	211
	NRG Yield Operating LLC,
180	5.000%, 09/15/26 (e)	175
600	5.375%, 08/15/24	612
532	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	547
	NuStar Logistics LP,
149	4.800%, 09/01/20	151
53	6.750%, 02/01/21	58
40	NWH Escrow Corp., 7.500%, 08/01/21 (e)	29
	Oasis Petroleum, Inc.,
107	6.500%, 11/01/21	107
77	6.875%, 03/15/22	76
505	ONEOK Partners LP, 6.200%, 09/15/43	571
	ONEOK, Inc.,
19	4.250%, 02/01/22	19
47	7.500%, 09/01/23	54
540	Oracle Corp., 4.000%, 07/15/46	534
	Orbital ATK, Inc.,
113	5.250%, 10/01/21	117
110	5.500%, 10/01/23	115
	Oshkosh Corp.,
20	5.375%, 03/01/22	21
66	5.375%, 03/01/25	69
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
33	5.250%, 02/15/22	34
245	5.625%, 02/15/24	255
205	5.875%, 03/15/25	214
	Owens-Brockway Glass Container, Inc.,
80	5.000%, 01/15/22 (e)	84
255	5.375%, 01/15/25 (e)	262

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
17	6.375%, 08/15/25 (e)	19
100	Parker Drilling Co., 6.750%, 07/15/22	79
310	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	329
167	PBF Holding Co. LLC/PBF Finance Corp., 7.000%, 11/15/23 (e)	154
137	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 05/15/23	133
75	Penn Virginia Corp., 8.500%, 05/01/20 (d)	1
293	Penske Automotive Group, Inc., 5.500%, 05/15/26	291
80	Performance Food Group, Inc., 5.500%, 06/01/24 (e)	82
534	PetSmart, Inc., 7.125%, 03/15/23 (e)	559
290	Philip Morris International, Inc., 4.875%, 11/15/43	329
495	Phillips 66, 4.875%, 11/15/44	530
150	Phillips 66 Partners LP, 4.900%, 10/01/46	149
329	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	336
85	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 01/15/24	91
560	PolyOne Corp., 5.250%, 03/15/23	573
	Post Holdings, Inc.,
250	5.000%, 08/15/26 (e)	242
475	6.750%, 12/01/21 (e)	508
200	7.750%, 03/15/24 (e)	220
100	8.000%, 07/15/25 (e)	114
	Prestige Brands, Inc.,
245	5.375%, 12/15/21 (e)	254
90	6.375%, 03/01/24 (e)	96
1,210	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.250%, 05/15/23 (e)	1,283
115	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21 (e)	116
525	Prudential Financial, Inc., 4.600%, 05/15/44	559
EUR 850	PSPC Escrow Corp., Reg. S, 6.000%, 02/01/23	900
	PulteGroup, Inc.,
163	5.000%, 01/15/27	162
230	5.500%, 03/01/26	239
15	PVH Corp., 4.500%, 12/15/22	15
	QEP Resources, Inc.,
399	5.250%, 05/01/23	392
601	5.375%, 10/01/22	595
236	Qorvo, Inc., 6.750%, 12/01/23	258
10	Quad/Graphics, Inc., 7.000%, 05/01/22	10
785	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	775

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Quintiles IMS, Inc.,
230	4.875%, 05/15/23 (e)	236
330	5.000%, 10/15/26 (e)	341
	Qwest Capital Funding, Inc.,
7	6.875%, 07/15/28	7
345	7.750%, 02/15/31	329
25	Qwest Corp., 7.250%, 09/15/25	27
161	Radian Group, Inc., 7.000%, 03/15/21	180
25	Radio Systems Corp., 8.375%, 11/01/19 (e)	26
	Range Resources Corp.,
305	4.875%, 05/15/25	291
171	5.000%, 03/15/23 (e)	166
	Regal Entertainment Group,
365	5.750%, 03/15/22	378
50	5.750%, 06/15/23	51
250	5.750%, 02/01/25	251
	Revlon Consumer Products Corp.,
110	5.750%, 02/15/21	111
154	6.250%, 08/01/24 (e)	159
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
310	5.125%, 07/15/23 (e)	318
410	5.750%, 10/15/20	421
100	6.875%, 02/15/21	103
250	8.250%, 02/15/21	261
186	Rice Energy, Inc., 7.250%, 05/01/23	197
	Rite Aid Corp.,
511	6.125%, 04/01/23 (e)	540
5	6.750%, 06/15/21	5
10	9.250%, 03/15/20	11
	Rose Rock Midstream LP/Rose Rock Finance Corp.,
228	5.625%, 07/15/22	218
20	5.625%, 11/15/23	19
360	RSP Permian, Inc., 6.625%, 10/01/22	379
	Sabine Pass Liquefaction LLC,
1,723	5.625%, 03/01/25	1,822
100	5.750%, 05/15/24	106
325	5.875%, 06/30/26 (e)	350
200	6.250%, 03/15/22	219
	Sabre GLBL, Inc.,
40	5.250%, 11/15/23 (e)	41
110	5.375%, 04/15/23 (e)	113
11	Safeway, Inc., 5.000%, 08/15/19	11

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Sally Holdings LLC/Sally Capital, Inc.,
75	5.500%, 11/01/23	79
267	5.625%, 12/01/25	285
150	5.750%, 06/01/22	156
	SBA Communications Corp.,
228	4.875%, 07/15/22	232
103	4.875%, 09/01/24 (e)	103
	Scientific Games International, Inc.,
510	7.000%, 01/01/22 (e)	542
375	10.000%, 12/01/22	345
200	Scotts Miracle-Gro Co. (The), 6.000%, 10/15/23 (e)	212
	Sealed Air Corp.,
105	4.875%, 12/01/22 (e)	111
410	5.125%, 12/01/24 (e)	435
100	5.250%, 04/01/23 (e)	105
16	SemGroup Corp., 7.500%, 06/15/21	16
540	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	535
278	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	289
	Service Corp. International,
320	5.375%, 05/15/24	336
80	8.000%, 11/15/21	95
40	SESI LLC, 7.125%, 12/15/21	39
305	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	332
30	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	30
	Sinclair Television Group, Inc.,
170	5.125%, 02/15/27 (e)	163
10	5.375%, 04/01/21	10
301	5.625%, 08/01/24 (e)	306
115	6.125%, 10/01/22	122
	Sirius XM Radio, Inc.,
230	4.625%, 05/15/23 (e)	232
430	5.375%, 04/15/25 (e)	440
337	5.375%, 07/15/26 (e)	342
120	5.750%, 08/01/21 (e)	125
115	6.000%, 07/15/24 (e)	122
	Six Flags Entertainment Corp.,
270	4.875%, 07/31/24 (e)	271
770	5.250%, 01/15/21 (e)	789

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	SM Energy Co.,
525	5.000%, 01/15/24	488
314	5.625%, 06/01/25	299
68	6.500%, 01/01/23	68
100	6.750%, 09/15/26	103
	Smithfield Foods, Inc.,
144	5.250%, 08/01/18 (e)	145
400	5.875%, 08/01/21 (e)	417
425	6.625%, 08/15/22	448
230	Solera LLC/Solera Finance, Inc., 10.500%, 03/01/24 (e)	257
55	Spectra Energy Partners LP, 4.500%, 03/15/45	54
	Spectrum Brands, Inc.,
664	5.750%, 07/15/25	719
14	6.125%, 12/15/24	15
65	6.625%, 11/15/22	70
10	Speedway Motorsports, Inc., 5.125%, 02/01/23	10
300	Speedy Cash Intermediate Holdings Corp., 10.750%, 05/15/18 (e)	238
	Springleaf Finance Corp.,
43	7.750%, 10/01/21	44
203	8.250%, 12/15/20	220
	Sprint Capital Corp.,
97	6.875%, 11/15/28	89
177	6.900%, 05/01/19	186
569	8.750%, 03/15/32	583
	Sprint Communications, Inc.,
381	6.000%, 12/01/16	381
1,379	7.000%, 03/01/20 (e)	1,500
630	7.000%, 08/15/20	654
852	8.375%, 08/15/17	887
95	9.125%, 03/01/17	97
	Sprint Corp.,
310	7.125%, 06/15/24	295
629	7.250%, 09/15/21	644
43	7.625%, 02/15/25	42
486	7.875%, 09/15/23	480
343	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.360%, 09/20/21 (e)	344
122	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23	128
	Standard Industries, Inc.,
94	5.125%, 02/15/21 (e)	99

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
125	5.375%, 11/15/24 (e)	129
158	5.500%, 02/15/23 (e)	164
593	6.000%, 10/15/25 (e)	633
	Steel Dynamics, Inc.,
165	5.125%, 10/01/21	172
286	5.500%, 10/01/24	302
285	6.375%, 08/15/22	297
255	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	262
32	Stone Energy Corp., 7.500%, 11/15/22	19
102	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 06/01/24	104
789	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23	809
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
198	5.500%, 08/15/22	192
85	7.500%, 07/01/21	88
540	Sunoco Logistics Partners Operations LP, 5.350%, 05/15/45	545
	Sunoco LP/Sunoco Finance Corp.,
384	6.250%, 04/15/21	394
290	6.375%, 04/01/23	296
	SUPERVALU, Inc.,
151	6.750%, 06/01/21	152
1,110	7.750%, 11/15/22	1,126
	Talen Energy Supply LLC,
150	4.600%, 12/15/21	123
15	4.625%, 07/15/19 (e)	14
100	6.500%, 06/01/25	84
270	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 09/15/24 (e)	269
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
307	4.250%, 11/15/23	289
365	5.125%, 02/01/25 (e)	365
125	5.375%, 02/01/27 (e)	125
100	6.750%, 03/15/24	106
	Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
125	5.625%, 03/01/24 (e)	130
90	5.875%, 04/15/23 (e)	95
400	Team Health, Inc., 7.250%, 12/15/23 (e)	452
	TEGNA, Inc.,
155	4.875%, 09/15/21 (e)	162
30	5.125%, 07/15/20	31

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
200	5.500%, 09/15/24 (e)	205
635	6.375%, 10/15/23	671
	Teleflex, Inc.,
295	4.875%, 06/01/26	304
170	5.250%, 06/15/24	176
265	Tempur Sealy International, Inc., 5.625%, 10/15/23	274
	Tenet Healthcare Corp.,
685	4.375%, 10/01/21	682
753	4.500%, 04/01/21	753
230	4.750%, 06/01/20	235
130	5.500%, 03/01/19	127
49	6.000%, 10/01/20	52
5	6.250%, 11/01/18	5
18	6.750%, 02/01/20	18
175	6.750%, 06/15/23	161
223	8.000%, 08/01/20	221
116	8.125%, 04/01/22	113
400	VAR, 4.350%, 06/15/20	402
84	Tenneco, Inc., 5.375%, 12/15/24	88
389	Terraform Global Operating LLC, 13.750%, 08/15/22 (e)	405
	TerraForm Power Operating LLC,
213	SUB, 9.375%, 02/01/23 (e)	213
487	SUB, 9.625%, 06/15/25 (e)	503
32	Tesoro Corp., 5.125%, 04/01/24	33
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
576	6.250%, 10/15/22	610
175	6.375%, 05/01/24	189
1,000	Texas Competitive Electric Holdings Co. LLC, 11.500%, 10/01/20 (d)	37
34	Texas Gas Transmission LLC, 4.500%, 02/01/21 (e)	35
495	Time Warner, Inc., 4.850%, 07/15/45	526
	T-Mobile USA, Inc.,
3	5.250%, 09/01/18	3
121	6.000%, 03/01/23	127
117	6.000%, 04/15/24	125
665	6.125%, 01/15/22	703
253	6.250%, 04/01/21	263
281	6.375%, 03/01/25	301
359	6.500%, 01/15/24	385
182	6.500%, 01/15/26	201
129	6.625%, 11/15/20	133
413	6.625%, 04/01/23	439

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
220	6.633%, 04/28/21	230
757	6.731%, 04/28/22	793
442	6.836%, 04/28/23	472
	Toll Brothers Finance Corp.,
216	4.875%, 11/15/25	220
255	5.625%, 01/15/24	270
134	Tops Holding LLC/Tops Markets II Corp., 8.000%, 06/15/22 (e)	118
	TransDigm, Inc.,
462	5.500%, 10/15/20	476
821	6.000%, 07/15/22	857
193	6.375%, 06/15/26 (e)	198
10	6.500%, 07/15/24	10
	TreeHouse Foods, Inc.,
19	4.875%, 03/15/22	20
205	6.000%, 02/15/24 (e)	220
151	Tutor Perini Corp., 7.625%, 11/01/18	151
217	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	224
250	U.S. Concrete, Inc., 6.375%, 06/01/24	260
190	U.S. Foods, Inc., 5.875%, 06/15/24 (e)	199
297	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	286
131	Unit Corp., 6.625%, 05/15/21	121
	United Rentals North America, Inc.,
25	4.625%, 07/15/23	26
475	5.500%, 07/15/25	481
105	5.500%, 05/15/27	105
775	5.750%, 11/15/24	804
25	5.875%, 09/15/26	26
135	6.125%, 06/15/23	141
121	United States Steel Corp., 8.375%, 07/01/21 (e)	129
334	Univar USA, Inc., 6.750%, 07/15/23 (e)	346
	Universal Health Services, Inc.,
2	3.750%, 08/01/19 (e)	2
2	4.750%, 08/01/22 (e)	2
	Univision Communications, Inc.,
285	5.125%, 05/15/23 (e)	289
550	5.125%, 02/15/25 (e)	551
738	6.750%, 09/15/22 (e)	778
162	8.500%, 05/15/21 (e)	167
55	Valvoline, Inc., 5.500%, 07/15/24 (e)	58
	VEREIT Operating Partnership LP,
68	4.125%, 06/01/21	71

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
30	4.875%, 06/01/26	31
54	VeriSign, Inc., 5.250%, 04/01/25	57
	Verizon Communications, Inc.,
855	4.125%, 08/15/46	817
130	4.862%, 08/21/46	137
290	Versum Materials, Inc., 5.500%, 09/30/24 (e)	297
150	Viacom, Inc., 4.375%, 03/15/43	138
33	Weatherford International LLC., 6.800%, 06/15/37	26
7	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	7
265	WESCO Distribution, Inc., 5.375%, 06/15/24 (e)	268
	West Corp.,
167	4.750%, 07/15/21 (e)	172
386	5.375%, 07/15/22 (e)	372
	Western Digital Corp.,
162	7.375%, 04/01/23 (e)	177
349	10.500%, 04/01/24 (e)	404
	Western Gas Partners LP,
225	4.650%, 07/01/26	236
155	5.375%, 06/01/21	169
40	5.450%, 04/01/44	41
131	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23	137
	Whiting Petroleum Corp.,
678	5.000%, 03/15/19	644
397	5.750%, 03/15/21	368
147	6.250%, 04/01/23	136
	Williams Cos., Inc. (The),
275	3.700%, 01/15/23	266
142	7.750%, 06/15/31	164
21	Series A, 7.500%, 01/15/31	24
	Windstream Services LLC,
135	7.500%, 06/01/22	127
134	7.500%, 04/01/23	126
130	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	130
	WMG Acquisition Corp.,
EUR 400	4.125%, 11/01/24 (e)	453
60	4.875%, 11/01/24 (e)	60
20	5.000%, 08/01/23 (e)	20
450	5.625%, 04/15/22 (e)	468
380	6.750%, 04/15/22 (e)	401

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	WPX Energy, Inc.,
611	5.250%, 09/15/24	580
55	6.000%, 01/15/22	55
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
240	5.375%, 03/15/22	246
295	5.500%, 03/01/25 (e)	296
	XPO Logistics, Inc.,
125	6.125%, 09/01/23 (e)	128
265	6.500%, 06/15/22 (e)	276
20	Xylem, Inc., 4.375%, 11/01/46	20
	Zayo Group LLC/Zayo Capital, Inc.,
395	6.000%, 04/01/23	415
90	6.375%, 05/15/25	95
	ZF North America Capital, Inc.,
350	4.000%, 04/29/20 (e)	369
572	4.500%, 04/29/22 (e)	605
150	4.750%, 04/29/25 (e)	158
EUR 100	Reg. S, 2.750%, 04/27/23	117

		232,423

	Total Corporate Bonds (Cost $386,538)	392,790

Foreign Government Securities — 3.9%
	Australia — 0.8%
AUD 12,925	Republic of Australia, Series 122, 5.250%, 03/15/19	10,642

	Canada — 0.5%
CAD 7,936	Republic of Canada, 1.750%, 03/01/19	6,081

	France — 0.4%
	Republic of France,
EUR 1,460	3.250%, 05/25/45	2,348
EUR 2,060	4.750%, 04/25/35	3,725

		6,073

	Italy — 0.4%
	Republic of Italy,
EUR 797	3.500%, 03/01/30 (e)	1,036
EUR 3,810	0.450%, 06/01/21	4,163
EUR 562	4.750%, 09/01/44 (e)	865

		6,064

	Japan — 1.0%
JPY 1,500,000	Government of Japan, Series 343, 0.100%, 06/20/26	14,532

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Spain — 0.2%
EUR 2,467	Kingdom of Spain, 4.000%, 04/30/20 (e)	3,079

	United Kingdom — 0.6%
	United Kingdom Gilt,
GBP 4,026	1.000%, 09/07/17	4,961
GBP 3,223	1.750%, 01/22/17	3,959

		8,920

	Total Foreign Government Securities (Cost $56,832)	55,391

SHARES
Investment Company — 6.0%
10,311	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b) (Cost $85,994)	85,580

PRINCIPAL AMOUNT
Loan Assignments — 1.0%
	Australia — 0.0% (g)
184	FMG Resources Pty, Ltd., Term Loan B, VAR, 3.750%, 06/30/19	184

	Canada — 0.0% (g)
238	Concordia Healthcare Corp. Initial Dollar Term Loan, VAR, 5.250%, 10/21/21	213

	Singapore — 0.0% (g)
364	Avago Technologies, Term A-2 Loan, VAR, 3.535%, 02/01/23	368

	United Kingdom — 0.0% (g)
260	Virgin Media Investment Holdings Ltd., F Facility, VAR, 3.500%, 06/30/23	261

	United States — 1.0%
766	Albertson’s LLC, Term Loan B-5, VAR, 4.750%, 12/21/22	774
99	Atkore International, Inc., 1st Lien Initial Term Loan, VAR, 4.500%, 04/09/21	100
90	Avaya, Inc., Term Loan B-3, VAR, 5.390%, 10/26/17 ^	78
185	Avaya, Inc., Term Loan B-6, VAR, 6.500%, 03/31/18 ^	157
75	Berry Plastics Corp., Term Loan G, VAR, 3.500%, 01/06/21	75
780	California Resources Corp., 1st Lien Second Out Term Loan, VAR, 11.375%, 08/05/21	838
993	Calpine Corp., Term Loan B, VAR, 4.000%, 01/15/23	997
899	Chesapeake Energy Corp., 1st Lien Last Out, VAR, 8.500%, 08/15/21 ^	960
351	Cincinnati Bell, Term Loan B, VAR, 4.000%, 09/10/20	352

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
427	Citgo Holding, Inc., Term Loan, VAR, 9.500%, 05/12/18	431
240	Cortes NP Acquisition Corp., 1st Lien Term Loan B, VAR, 5%, 09/26/23 ^	238
165	Dell Software Group, Term Loan, VAR, 6.500%, 03/31/22 ^	165
100	Delta 2 Sarl, USD Facility B-3, VAR, 4.750%, 07/30/21 ^	100
520	Dynegy, Inc., 1st Lien Term Loan B, VAR, 5.000%, 06/27/23	521
60	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.250%, 06/30/17	60
630	EP Energy LLC/Everest Acquisition LLC, 1st Lien Term Loan, VAR, 9.750%, 06/30/21 ^	644
48	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	45
501	First Data Corp., 2021C New Dollar Term Loan, VAR, 3.524%, 03/24/21	503
232	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.750%, 09/01/22	233
75	Gray Television, Inc., Initial Term Loan, VAR, 3.938%, 06/13/21	75
1,285	Gulf Finance LLC, Term Loan B, VAR, 6.250%, 07/27/23	1,254
72	Intrawest Operations Group LLC, Term Loan, VAR, 4.500%, 12/09/20	72
155	Landry’s, Inc., 1st Lien Term Loan, VAR, 4.000%, 09/22/23	156
70	Media General, Inc., Term B Loan, VAR, 4.000%, 07/31/20	70
216	Microsemi Corp., Closing Date Term B Loan, VAR, 3.750%, 01/15/23	218
72	MTL Publishing LLC, Term B-3 Loan, VAR, 4.000%, 08/19/22	72
349	MultiPlan, Inc., 1st Lien Term Loan B, VAR, 5.000%, 06/07/23	353
55	NVLX Acquisition LLC, 1st Lien Term Loan, VAR, 6.000%, 12/05/21	55
53	NXP B.V./NXP Funding LLC, Tranche F Loan, VAR, 3.405%, 12/07/20	54
142	On Semiconductor Corp., Term Loan B, VAR, 3.777%, 03/31/23	143
206	Petco Animal Supplies, Inc., Tranche B-1 Term Loan, VAR, 5.000%, 01/26/23	208
30	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.387%, 04/29/20	31
298	Pinnacle Foods Finance LLC, Fourth Amendment Tranche I Term Loan, VAR, 3.284%, 01/13/23	300

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
192	Revlon Consumer Products Corp., Term Loan B, VAR, 4.250%, 09/07/23	192
5	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	5
247	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	242
4	Serta Simmons Holdings, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	4
100	Solar Winds Holdings, Inc., Initial U.S. Term Loan, VAR, 5.500%, 02/03/23	100
238	SUPERVALU, Inc., Term Loan B, VAR, 5.500%, 03/21/19	238
165	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	152
8	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	7
142	Texas Competitive Electric Holdings Co. LLC, 1st Lien Term Loan C, VAR, 5.000%, 08/04/23	144
625	Texas Competitive Electric Holdings Co. LLC, Term Loan B, VAR, 5.000%, 08/04/23	630
461	UPC Financing Partnership, Term Loan AN, VAR, 4.080%, 08/31/24	464
271	Viskase Cos., Inc., Initial Term Loan, VAR, 4.376%, 01/30/21	255
602	Western Refining, Inc., 1st Lien Term Loan B, VAR, 5.500%, 06/23/23	601
247	XPO Logistics, Inc., Term Loan B, VAR, 4.250%, 10/31/21	249

		13,615

	Total Loan Assignments (Cost $14,397)	14,641

NUMBER OF CONTRACTS
Options Purchased — 0.3%
	United States — 0.3%
	Call Options Purchased — 0.3%
EUR 846	Euro STOXX 50 Index, expiring 12/16/16 at EUR 3,050.00, European Style	821
7,685	iShares MSCI Emerging Markets ETF, expiring 12/16/16 at $37.50, American Style	749
15,925	iShares MSCI Emerging Markets ETF, expiring 12/16/16 at $38.50, American Style	836
660	S&P 500 Index, expiring 12/16/16 at $2,150.00, European Style	1,931

	Total Options Purchased (Cost $8,592)	4,337

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Preferred Securities — 0.8% (x)
		Cayman Islands — 0.1%
780		XLIT Ltd., Series E, VAR, 6.500%, 04/15/17	598

		France — 0.1%
EUR 500		Arkema S.A., Reg. S, VAR, 4.750%, 10/29/20	583
248		Credit Agricole S.A., VAR, 8.125%, 12/23/25 (e)	266
		Societe Generale S.A.,
EUR 600		Reg. S, VAR, 9.375%, 09/04/19	796
200		VAR, 7.375%, 09/13/21 (e)	199

			1,844

		Luxembourg — 0.1%
EUR 900		SES S.A., Reg. S, VAR, 4.625%, 01/02/22	1,015

		Netherlands — 0.3%
EUR 1,000		Gas Natural Fenosa Finance B.V., Reg. S, VAR, 4.125%, 11/18/22	1,132
		Telefonica Europe B.V.,
EUR 2,700		Reg. S, VAR, 5.000%, 03/31/20	3,083
EUR 500		Reg. S, VAR, 7.625%, 09/18/21	632

			4,847

		United Kingdom — 0.1%
400		Barclays plc, VAR, 8.250%, 12/15/18	405
		Royal Bank of Scotland Group plc,
200		VAR, 7.500%, 08/10/20	184
200		VAR, 8.625%, 08/15/21	199

			788

		United States — 0.1%
410		Bank of America Corp., Series AA, VAR, 6.100%, 03/17/25	428
		Citigroup, Inc.,
15		Series P, VAR, 5.950%, 05/15/25	15
415		Series Q, VAR, 5.950%, 08/15/20	426
560		Series R, VAR, 6.125%, 11/15/20	586
240		Series T, VAR, 6.250%, 08/15/26	258
95		VAR, 5.950%, 01/30/23	99

			1,812

		Total Preferred Securities (Cost $10,746)	10,904

SHARES
Preferred Stocks — 0.3%
		Brazil — 0.1%
104		Itau Unibanco Holding S.A. ($— par value)	1,256

		Cayman Islands — 0.0% (g)
—	(h)	XLIT Ltd., Series D, VAR, 4.000%, 11/28/16 ($1,000 par value) @	67

SHARES	SECURITY DESCRIPTION	VALUE

	Germany — 0.2%
17	Henkel AG & Co. KGaA ($— par value)	2,207
3	Volkswagen AG ($— par value)	481

		2,688

	United States — 0.0% (g)
1	GMAC Capital Trust I, Series 2, VAR, 6.602%, 02/15/40 ($25 par value)	16

	Total Preferred Stocks (Cost $3,306)	4,027

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
298	Banco Santander S.A., expiring 11/01/16 (a) (Cost $15)	17

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 2.3%
	U.S. Treasury Bonds,
2,952	3.625%, 08/15/43	3,594
3,790	3.750%, 08/15/41	4,668
580	5.375%, 02/15/31	824
627	6.125%, 08/15/29	921
	U.S. Treasury Notes,
20,251	0.500%, 01/31/17 (k)	20,261
2,088	2.125%, 05/15/25	2,148

	Total U.S. Treasury Obligations (Cost $33,086)	32,416

SHARES
Short-Term Investments — 4.4%
	Foreign Government Treasury Bill — 0.3%
CAD 6,609	Canadian Treasury Bill, 0.554%, 08/24/17 (n)	4,906

	Investment Company — 4.1%
58,351	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l)	58,351

	Total Short-Term Investments (Cost $63,334)	63,257

	Total Investments — 99.5% (Cost $1,390,884)	1,423,491
	Other Assets in Excess of Liabilities — 0.5%	7,291

	NET ASSETS — 100.0%	$1,430,782

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	6.0%
Banks	5.8
Asset-Backed Securities	4.5
Oil, Gas & Consumable Fuels	4.5
Foreign Government Securities	3.9
Diversified Telecommunication Services	3.5
Media	3.5
Pharmaceuticals	3.0
Non-Agency CMO	2.7
Insurance	2.5
Health Care Providers & Services	2.5
Hotels, Restaurants & Leisure	2.3
Metals & Mining	2.0
Internet Software & Services	2.0
Software	1.8
Food Products	1.8
Automobiles	1.7
Food & Staples Retailing	1.7

INDUSTRY	PERCENTAGE
Capital Markets	1.6%
Wireless Telecommunication Services	1.6
Semiconductors & Semiconductor Equipment	1.6
U.S. Treasury Notes	1.6
Chemicals	1.5
Electric Utilities	1.5
IT Services	1.5
Specialty Retail	1.4
Containers & Packaging	1.2
Auto Components	1.2
Beverages	1.1
Industrial Conglomerates	1.1
Construction Materials	1.0
Internet & Direct Marketing Retail	1.0
Machinery	1.0
Biotechnology	1.0
Others (each less than 1.0%)	19.0
Short-Term Investments	4.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	TOPIX Index	12/08/16	JPY	1,061	45
33	10 Year Mini Japanese Government Bond	12/12/16	JPY	4,773	3
2	SPI 200 Index	12/15/16	AUD	201	2
105	E-mini Russell 2000	12/16/16	USD	12,509	(198)
170	E-mini S&P 500	12/16/16	USD	18,021	24
44	Euro STOXX 50 Index	12/16/16	EUR	1,475	39
15	FTSE 100 Index	12/16/16	GBP	1,270	54
1,121	Mini MSCI Emerging Markets Index	12/16/16	USD	50,641	34
302	10 Year U.S. Treasury Note	12/20/16	USD	39,147	(246)
12	U.S. Treasury Long Bond	12/20/16	USD	1,953	(94)

	Short Futures Outstanding
(23)	Euro Bund	12/08/16	EUR	(4,095)	27
(9)	Euro-Buxl 30-Year Bond	12/08/16	EUR	(1,777)	— (h)
(321)	TOPIX Index	12/08/16	JPY	(42,591)	(1,988)
(2,001)	Euro STOXX 50 Index	12/16/16	EUR	(67,091)	(1,981)
(24)	Long Gilt	12/28/16	GBP	(3,682)	116

					(4,163)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
15,505	AUD	Australia & New Zealand Banking Group Limited	12/30/16	11,608	11,777	169
254	AUD	Societe Generale	12/30/16	190	193	3
8,771	CAD	Royal Bank of Canada	12/30/16	6,666	6,542	(124)
1,707	EUR	Australia & New Zealand Banking Group Limited	12/30/16	1,921	1,879	(42)
512	EUR	Merrill Lynch International	12/30/16	574	563	(11)
357	EUR	Morgan Stanley	12/30/16	393	393	— (h)
15,320	EUR	Societe Generale	12/30/16	17,286	16,864	(422)
778	EUR	Standard Chartered Bank	12/30/16	861	856	(5)
201	GBP	Australia & New Zealand Banking Group Limited	12/30/16	249	246	(3)
367	GBP	Morgan Stanley	12/30/16	450	449	(1)
167	GBP	Standard Chartered Bank	12/30/16	204	205	1
				40,402	39,967	(435)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
29,803	AUD	Royal Bank of Canada	12/30/16	22,782	22,637	145
1,320	CAD	Goldman Sachs International	11/30/16	986	984	2
5,250	CAD	Royal Bank of Canada	11/30/16	3,942	3,915	27
17,199	CAD	Citibank, N.A.	12/30/16	13,194	12,829	365
1,249	EUR	Australia & New Zealand Banking Group Limited	12/30/16	1,407	1,375	32
142,207	EUR	Citibank, N.A.	12/30/16	160,318	156,548	3,770
661	EUR	Credit Suisse International	12/30/16	746	728	18
324	EUR	Merrill Lynch International	12/30/16	354	357	(3)
449	EUR	Morgan Stanley	12/30/16	491	494	(3)
626	EUR	Societe Generale	12/30/16	688	689	(1)
432	EUR	Standard Chartered Bank	12/30/16	476	475	1
809	GBP	Australia & New Zealand Banking Group Limited	11/30/16	985	991	(6)
6,503	GBP	Citibank, N.A.	11/30/16	7,960	7,964	(4)
394	GBP	Australia & New Zealand Banking Group Limited	12/30/16	483	483	— (h)
5,136	GBP	Morgan Stanley	12/30/16	6,717	6,295	422
1,531,115	JPY	Credit Suisse International	12/30/16	15,295	14,639	656
				236,824	231,403	5,421

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2016

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 4.5%
	United States — 4.5%
	ABFC Trust,
328	Series 2003-OPT1, Class A1A, VAR, 1.354%, 04/25/33	319
2,082	Series 2004-HE1, Class M1, VAR, 1.434%, 03/25/34	1,950
1,486	Series 2004-OPT3, Class M1, VAR, 1.284%, 09/25/33	1,405
3,102	Series 2004-OPT5, Class A1, VAR, 1.234%, 06/25/34	2,931
1,558	Series 2005-WF1, Class M1, VAR, 1.074%, 11/25/34	1,478
1,443	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 1.404%, 01/25/35	1,337
	ACE Securities Corp. Home Equity Loan Trust,
1,318	Series 2003-FM1, Class M1, VAR, 1.824%, 11/25/32	1,191
1,518	Series 2003-HE1, Class M1, VAR, 1.509%, 11/25/33	1,435
954	Series 2003-NC1, Class M1, VAR, 1.704%, 07/25/33	914
4,360	Series 2003-OP1, Class M1, VAR, 1.584%, 12/25/33	4,165
1,154	Series 2004-HE2, Class M1, VAR, 1.569%, 10/25/34	1,095
2,791	Series 2004-HE4, Class M2, VAR, 1.509%, 12/25/34	2,740
4,575	Series 2004-OP1, Class M2, VAR, 2.109%, 04/25/34	4,334
1,090	American Homes 4 Rent, Series 2014-SFR1, Class D, VAR, 2.635%, 06/17/31 (e)	1,089
768	Ameriquest Mortgage Securities, Inc. Asset-Backed Certificates, Series 2002-AR1, Class M1, VAR, 1.596%, 09/25/32	707
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
1,401	Series 2003-13, Class M1, VAR, 1.554%, 01/25/34	1,283
604	Series 2003-13, Class M2, VAR, 3.084%, 01/25/34	572
916	Series 2004-R1, Class A2, VAR, 1.134%, 02/25/34	812
5,354	Series 2004-R1, Class M1, VAR, 1.329%, 02/25/34	4,961
560	Series 2004-R1, Class M2, VAR, 1.404%, 02/25/34	515
95	Series 2004-R3, Class A1B, VAR, 1.234%, 05/25/34	95

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
374	Series 2004-R8, Class M1, VAR, 1.494%, 09/25/34	372
1,922	Argent Securities, Inc., Series 2004-W4, Class A, VAR, 1.054%, 03/25/34	1,802
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
1,326	Series 2003-W5, Class M2, VAR, 3.309%, 10/25/33	1,266
824	Series 2004-W2, Class M2, VAR, 2.409%, 04/25/34	780
608	Series 2004-W2, Class M3, VAR, 2.634%, 04/25/34	539
2,249	Series 2004-W3, Class A3, VAR, 1.354%, 02/25/34	2,049
1,489	Series 2004-W6, Class M1, VAR, 1.359%, 05/25/34	1,429
596	Series 2004-W7, Class M2, VAR, 1.434%, 05/25/34	553
	Asset-Backed Securities Corp. Home Equity Loan Trust,
2,583	Series 2001-HE3, Class A1, VAR, 1.075%, 11/15/31	2,440
77	Series 2001-HE3, Class M1, VAR, 1.435%, 11/15/31	77
211	Series 2003-HE3, Class M2, VAR, 3.535%, 06/15/33	202
1,819	Series 2003-HE4, Class M1, VAR, 1.769%, 08/15/33	1,727
1,932	Series 2004-HE2, Class M2, VAR, 2.409%, 04/25/34	1,765
1,391	Series 2004-HE7, Class M2, VAR, 2.109%, 10/25/34	1,318
1,243	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	1,221
464	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C, Class 1A2, SUB, 5.638%, 11/28/36	461
	Bear Stearns Asset-Backed Securities I Trust,
5,845	Series 2004-HE6, Class M2, VAR, 2.409%, 08/25/34	5,578
2,569	Series 2004-HE11, Class M2, VAR, 2.109%, 12/25/34	2,521
	Bear Stearns Asset-Backed Securities Trust,
887	Series 2003-1, Class M1, VAR, 2.184%, 11/25/42	837
585	Series 2003-SD1, Class A, VAR, 1.434%, 12/25/33	552

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	41

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
1,156	Series 2003-SD1, Class M1, VAR, 1.809%, 12/25/33	1,099
1,687	Series 2004-HE2, Class M2, VAR, 2.334%, 03/25/34	1,621
2,227	Series 2004-SD4, Class A1, VAR, 1.434%, 08/25/44	2,128
770	CDC Mortgage Capital Trust, Series 2003-HE1, Class M1, VAR, 1.884%, 08/25/33	741
	Centex Home Equity Loan Trust,
6,641	Series 2004-A, Class M1, VAR, 1.134%, 01/25/34	6,257
917	Series 2004-C, Class M2, VAR, 1.329%, 06/25/34	800
603	Series 2004-D, Class MF2, SUB, 5.560%, 09/25/34	551
1,640	Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,256
275	Series 2004-D, Class MV2, VAR, 1.224%, 09/25/34	222
	Chase Funding Loan Acquisition Trust,
1,263	Series 2004-AQ1, Class M1, VAR, 1.629%, 05/25/34	1,148
2,096	Series 2004-OPT1, Class M2, VAR, 2.034%, 06/25/34	2,022
	Chase Funding Trust,
1,553	Series 2003-4, Class 1A5, SUB, 5.318%, 05/25/33	1,595
200	Series 2003-4, Class 2M1, VAR, 1.434%, 03/25/33	192
568	Series 2003-5, Class 1M2, VAR, 5.641%, 09/25/32	506
2,345	Series 2003-6, Class 2A2, VAR, 1.114%, 11/25/34	2,065
2,664	Series 2003-6, Class 2M1, VAR, 1.284%, 11/25/34	2,493
1,162	Series 2004-1, Class 1M1, 4.725%, 05/25/33	1,126
1,231	Series 2004-1, Class 2M1, VAR, 1.284%, 09/25/33	1,138
2,212	Series 2004-2, Class 1M1, VAR, 5.700%, 02/26/35	2,064
1,566	CHEC Loan Trust, Series 2004-1, Class M1, VAR,1.434%, 07/25/34	1,393
	Citigroup Mortgage Loan Trust, Inc.,
309	Series 2005-OPT1, Class M4, VAR, 1.584%, 02/25/35	267
178	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	162

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Countrywide Asset-Backed Certificates,
281	Series 2002-3, Class M1, VAR, 1.659%, 03/25/32	276
1,129	Series 2002-4, Class M1, VAR, 1.659%, 12/25/32	1,048
1,345	Series 2003-3, Class 3A, VAR, 1.074%, 11/25/33	1,252
10,710	Series 2004-2, Class M1, VAR, 1.284%, 05/25/34	10,173
3,612	Series 2004-3, Class M1, VAR, 1.284%, 06/25/34	3,425
669	Series 2004-3, Class M2, VAR, 1.359%, 06/25/34	626
1,353	Series 2004-BC1, Class M1, VAR, 1.284%, 02/25/34	1,285
319	Series 2004-BC4, Class M1, VAR, 1.584%, 11/25/34	306
1,020	Series 2004-ECC2, Class M2, VAR, 1.509%, 12/25/34	981
5,090	Series 2005-AB3, Class 1A1, VAR, 0.784%, 02/25/36	4,502
10,334	Series 2006-19, Class 2A2, VAR, 0.694%, 03/25/37	9,959
1,352	Countrywide Partnership Trust, Series 2004-EC1, Class M2, VAR, 1.479%, 01/25/35	1,246
	Credit-Based Asset Servicing & Securitization LLC,
2,932	Series 2003-CB6, Class M1, VAR, 1.584%, 12/25/33 (d)	2,717
1,645	Series 2004-CB2, Class M1, VAR, 1.314%, 07/25/33	1,516
712	Series 2005-CB8, Class AF2, SUB, 3.981%, 12/25/35	704
	CWABS, Inc. Asset-Backed Certificates,
4,405	Series 2003-BC1, Class A1, VAR, 1.334%, 03/25/33	4,186
795	Series 2004-1, Class M2, VAR, 1.359%, 03/25/34	737
1,427	Series 2004-1, Class M3, VAR, 1.509%, 02/25/34	1,329
	CWABS, Inc. Asset-Backed Certificates Trust,
2,095	Series 2004-5, Class M2, VAR, 1.539%, 07/25/34	2,020
855	Series 2004-6, Class M2, VAR, 1.509%, 10/25/34	806
349	Series 2005-11, Class AF6, VAR, 4.726%, 02/25/36	361

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
502	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	485
210	Finance America Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.479%, 11/25/34	162
	First Franklin Mortgage Loan Asset-Backed Certificates,
1,029	Series 2004-FF3, Class M1, VAR, 1.359%, 05/25/34	959
10,500	Series 2005-FF11, Class M1, VAR, 1.179%, 11/25/35	9,907
	First Franklin Mortgage Loan Trust,
5,649	Series 2003-FF5, Class M1, VAR, 1.434%, 03/25/34	5,283
2,512	Series 2004-FF5, Class A1, VAR, 1.254%, 08/25/34	2,402
12,608	Series 2005-FF10, Class A1, VAR, 0.834%, 11/25/35	11,433
2,123	Series 2005-FF10, Class A4, VAR, 0.854%, 11/25/35	2,105
310	Series 2005-FF11, Class A2D, VAR, 1.214%, 11/25/35	310
1,554	Series 2006-FF8, Class IIA3, VAR, 0.684%, 07/25/36	1,490
	Fremont Home Loan Trust,
2,228	Series 2003-A, Class M1, VAR, 1.509%, 08/25/33	2,089
2,321	Series 2004-2, Class M2, VAR, 1.464%, 07/25/34	2,241
2,135	Series 2004-A, Class M1, VAR, 1.359%, 01/25/34	1,960
558	Series 2004-B, Class M2, VAR, 1.479%, 05/25/34	498
1,021	Series 2004-C, Class M1, VAR, 1.509%, 08/25/34	964
1,799	Series 2004-D, Class M1, VAR, 1.404%, 11/25/34	1,608
1,323	Series 2004-D, Class M2, VAR, 1.434%, 11/25/34	1,263
1,416	GSAA Trust, Series 2005-6, Class A3, VAR, 0.904%, 06/25/35	1,404
	GSAMP Trust,
2,504	Series 2003-HE1, Class M1, VAR, 1.771%, 06/20/33	2,450
1,571	Series 2003-SEA, Class A1, VAR, 0.934%, 02/25/33	1,459
951	Series 2005-HE3, Class M2, VAR, 1.539%, 06/25/35	938

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,356	Series 2005-NC1, Class M1, VAR, 1.209%, 02/25/35	2,306
3,395	Series 2006-FM1, Class A2C, VAR, 0.694%, 04/25/36	2,089
7,226	Series 2006-HE3, Class A2C, VAR, 0.694%, 05/25/46	6,729
2,661	Series 2006-HE4, Class A2C, VAR, 0.684%, 06/25/36	2,522
6,960	Series 2007-SEA1, Class A, VAR, 0.834%, 12/25/36 (e)	6,452
	Home Equity Asset Trust,
4,400	Series 2002-5, Class M1, VAR, 2.234%, 05/25/33	4,227
1,069	Series 2003-3, Class M1, VAR, 1.824%, 08/25/33	1,027
443	Series 2004-6, Class M2, VAR, 1.434%, 12/25/34	387
4,100	Series 2005-7, Class M1, VAR, 0.984%, 01/25/36	3,951
	Home Equity Mortgage Loan Asset-Backed Trust,
601	Series 2004-B, Class M2, VAR, 1.659%, 11/25/34	558
10,034	Series 2004-C, Class M1, VAR, 1.374%, 03/25/35	9,343
1,061	Series 2004-C, Class M2, VAR, 1.434%, 03/25/35	950
1,396	Series 2006-B, Class 2A3, VAR, 0.724%, 06/25/36	1,324
	Invitation Homes Trust,
2,520	Series 2013-SFR1, Class C, VAR, 2.374%, 12/17/30 (e)	2,518
3,050	Series 2013-SFR1, Class E, VAR, 3.174%, 12/17/30 (e)	3,028
418	JP Morgan Mortgage Acquisition Trust, Series 2006-NC1, Class A4, VAR, 0.704%, 04/25/36	412
	Long Beach Mortgage Loan Trust,
945	Series 2001-2, Class M1, VAR, 1.365%, 07/25/31	896
2,921	Series 2002-5, Class M1, VAR, 1.779%, 11/25/32	2,811
453	Series 2003-4, Class M1, VAR, 1.554%, 08/25/33	432
975	Series 2004-3, Class M2, VAR, 1.434%, 07/25/34	921
636	Series 2004-3, Class M4, VAR, 2.147%, 07/25/34	598

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	43

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
684	Series 2004-3, Class M6, VAR, 2.672%, 07/25/34	641
2,132	Series 2004-4, Class M1, VAR, 1.434%, 10/25/34	1,954
337	Series 2005-WL2, Class M1, VAR, 1.239%, 08/25/35	335
	MASTR Asset-Backed Securities Trust,
2,100	Series 2004-OPT2, Class M1, VAR, 1.434%, 09/25/34	1,982
1,016	Series 2004-OPT2, Class M2, VAR, 1.509%, 09/25/34	901
2,641	Series 2005-NC1, Class M2, VAR, 1.284%, 12/25/34	2,542
	Merrill Lynch Mortgage Investors Trust,
582	Series 2003-OPT1, Class M1, VAR, 1.509%, 07/25/34	539
466	Series 2004-HE2, Class M1, VAR, 1.734%, 08/25/35	445
112	Series 2004-WMC5, Class M5, VAR, 2.259%, 07/25/35	108
2,281	Series 2005-FM1, Class M1, VAR, 1.014%, 05/25/36	2,107
	Morgan Stanley ABS Capital I, Inc. Trust,
1,218	Series 2003-NC10, Class M1, VAR, 1.554%, 10/25/33	1,159
8,829	Series 2004-HE1, Class M1, VAR, 1.389%, 01/25/34	8,424
706	Series 2004-HE2, Class M2, VAR, 2.334%, 03/25/34	665
1,033	Series 2004-HE2, Class M3, VAR, 2.709%, 03/25/34	576
4,476	Series 2004-HE3, Class M1, VAR, 1.389%, 03/25/34	4,280
1,490	Series 2004-HE3, Class M2, VAR, 2.409%, 03/25/34	1,425
1,395	Series 2004-HE6, Class M1, VAR, 1.359%, 08/25/34	1,353
1,429	Series 2004-HE6, Class M2, VAR, 1.434%, 08/25/34	1,355
948	Series 2004-HE6, Class M3, VAR, 1.509%, 08/25/34	806
1,278	Series 2004-HE7, Class M2, VAR, 1.479%, 08/25/34	1,265
91	Series 2004-HE7, Class M3, VAR, 1.554%, 08/25/34	87
2,600	Series 2004-HE8, Class M1, VAR, 1.494%, 09/25/34	2,456
1,331	Series 2004-HE8, Class M2, VAR, 1.554%, 09/25/34	1,292

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
840	Series 2004-HE8, Class M3, VAR, 1.659%, 09/25/34	792
2,955	Series 2004-NC3, Class M1, VAR, 1.329%, 03/25/34	2,780
5,820	Series 2004-NC5, Class M1, VAR, 1.434%, 05/25/34	5,412
772	Series 2004-NC6, Class M2, VAR, 2.409%, 07/25/34	687
302	Series 2004-NC7, Class M3, VAR, 1.509%, 07/25/34	268
702	Series 2004-NC8, Class M3, VAR, 1.644%, 09/25/34	662
1,894	Series 2004-OP1, Class M2, VAR, 1.449%, 11/25/34	1,838
995	Series 2004-OP1, Class M3, VAR, 1.554%, 11/25/34	913
2,298	Series 2004-WMC2, Class M1, VAR, 1.449%, 07/25/34	2,198
1,155	Series 2004-WMC2, Class M2, VAR, 2.334%, 07/25/34	1,111
3,341	Series 2004-WMC3, Class M2, VAR, 1.329%, 01/25/35	2,995
490	Series 2005-HE1, Class M2, VAR, 1.239%, 12/25/34	425
1,326	Series 2005-HE1, Class M3, VAR, 1.314%, 12/25/34	1,089
311	Series 2005-NC1, Class M3, VAR, 1.299%, 01/25/35	252
	New Century Home Equity Loan Trust,
578	Series 2003-3, Class M1, VAR, 1.719%, 07/25/33	558
954	Series 2003-B, Class M2, VAR, 3.009%, 11/25/33	936
3,350	Series 2004-1, Class M1, VAR, 1.419%, 05/25/34	3,106
245	Series 2004-2, Class M2, VAR, 1.464%, 08/25/34	227
1,139	Series 2004-2, Class M4, VAR, 2.334%, 08/25/34	1,068
972	Series 2004-2, Class M6, VAR, 2.784%, 08/25/34	906
2,670	Series 2004-3, Class M2, VAR, 1.509%, 11/25/34	2,598
505	Series 2004-3, Class M3, VAR, 1.599%, 11/25/34	421
5,678	Series 2004-4, Class M1, VAR, 1.299%, 02/25/35	5,232
634	Series 2004-4, Class M2, VAR, 1.329%, 02/25/35	554

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
309	Series 2005-1, Class M3, VAR, 1.314%, 03/25/35	245
3,035	Series 2006-2, Class A2B, VAR, 0.694%, 08/25/36	2,542
	NovaStar Mortgage Funding Trust,
1,191	Series 2003-2, Class M2, VAR, 2.956%, 09/25/33	1,140
717	Series 2003-3, Class M2, VAR, 2.184%, 12/25/33	710
4,395	Series 2004-2, Class M4, VAR, 2.334%, 09/25/34	3,960
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
1,746	Series 2003-2, Class M1, VAR, 1.509%, 04/25/33	1,608
1,518	Series 2003-3, Class M1A, VAR, 2.094%, 06/25/33	1,440
6,772	Series 2003-5, Class A1, VAR, 1.174%, 08/25/33	6,455
555	Series 2003-5, Class A2, VAR, 1.174%, 08/25/33	530
399	Series 2003-5, Class M2, VAR, 2.859%, 08/25/33	364
	Option One Mortgage Loan Trust,
5,388	Series 2002-3, Class A1, VAR, 1.034%, 08/25/32	5,115
974	Series 2002-3, Class A2, VAR, 1.074%, 08/25/32	905
1,652	Series 2003-1, Class A2, VAR, 1.374%, 02/25/33	1,588
9,830	Series 2004-2, Class M1, VAR, 1.329%, 05/25/34	9,178
754	Series 2004-3, Class M2, VAR, 1.389%, 11/25/34	683
1,910	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 2.259%, 10/25/34	1,360
	Pretium Mortgage Credit Partners I LLC,
3,369	Series 2015-NPL4, Class A1, SUB, 4.375%, 11/27/30 (e)	3,396
6,096	Series 2016-NPL1, Class A1, SUB, 4.375%, 02/27/31 (e)	6,156
9,905	Series 2016-NPL3, Class A1, SUB, 4.375%, 05/27/31 (e)	10,000
2,820	RAAC Trust, Series 2005-RP3, Class M1, VAR, 1.325%, 05/25/39 (e)	2,748
	RAMP Trust,
742	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	756

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
106	Series 2004-RS11, Class M1, VAR, 1.464%, 11/25/34	105
	RASC Trust,
834	Series 2001-KS3, Class AII, VAR, 0.994%, 09/25/31	797
5,914	Series 2005-EMX1, Class M1, VAR, 1.179%, 03/25/35	5,643
2,621	Series 2006-KS5, Class A3, VAR, 0.694%, 07/25/36	2,577
343	Series 2006-KS7, Class A3, VAR, 0.684%, 09/25/36	341
	Renaissance Home Equity Loan Trust,
1,929	Series 2002-3, Class M1, VAR, 2.034%, 12/25/32	1,893
628	Series 2003-1, Class M1, VAR, 2.034%, 06/25/33	571
1,684	Series 2003-3, Class M1, VAR, 1.264%, 12/25/33	1,549
1,515	Series 2003-3, Class M2F, SUB, 5.681%, 12/25/33	1,478
2,950	Series 2003-4, Class M1, VAR, 1.384%, 03/25/34	2,735
1,295	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	1,124
881	Series 2004-1, Class M1, VAR, 1.114%, 05/25/34	818
697	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	713
1,164	Series 2005-2, Class AV3, VAR, 0.904%, 08/25/35	1,014
1,237	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	1,240
1,393	SASCO Mortgage Loan Trust, Series 2004-GEL3, Class M1, VAR, 2.109%, 08/25/34	1,322
	Saxon Asset Securities Trust,
5,737	Series 2003-3, Class M1, VAR, 1.509%, 12/25/33	5,455
353	Series 2004-2, Class AF3, VAR, 5.105%, 08/25/35	354
1,629	Series 2004-2, Class MV2, VAR, 2.334%, 08/25/35	1,564
3,766	Series 2005-2, Class M2, VAR, 1.194%, 10/25/35	3,299
	Securitized Asset-Backed Receivables LLC Trust,
3,016	Series 2004-NC1, Class M1, VAR, 1.314%, 02/25/34	2,835
994	Series 2004-OP1, Class M2, VAR, 2.184%, 02/25/34	936

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	45

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
		United States — continued
4,322		Series 2004-OP2, Class M1, VAR, 1.509%, 08/25/34	4,097
1,830		Series 2005-FR2, Class M2, VAR, 1.509%, 03/25/35	1,764
2,687		Series 2005-OP1, Class M2, VAR, 1.209%, 01/25/35	2,486
3,055		Soundview Home Loan Trust, Series 2006-OPT3, Class 2A3, VAR, 0.704%, 06/25/36	2,825
		Specialty Underwriting & Residential Finance Trust,
2,430		Series 2004-BC1, Class M2, VAR, 2.139%, 02/25/35	2,273
1,620		Series 2004-BC3, Class M1, VAR, 1.464%, 07/25/35	1,559
		Structured Asset Investment Loan Trust,
470		Series 2003-BC3, Class M1, VAR, 1.959%, 04/25/33	464
3,432		Series 2003-BC6, Class M1, VAR, 1.659%, 07/25/33	3,255
1,924		Series 2003-BC11, Class M2, VAR, 3.084%, 10/25/33	1,912
1,916		Series 2003-BC12, Class M1, VAR, 1.509%, 11/25/33	1,838
2,974		Series 2004-1, Class M1, VAR, 1.509%, 02/25/34	2,863
—	(h)	Series 2004-1, Class M2, VAR, 3.234%, 02/25/34	—	(h)
3,628		Series 2004-5, Class M3, VAR, 1.464%, 05/25/34	3,467
14,180		Series 2004-6, Class A3, VAR, 1.334%, 07/25/34	13,664
2,473		Series 2004-6, Class M1, VAR, 1.434%, 07/25/34	2,311
2,350		Series 2004-7, Class M1, VAR, 1.584%, 08/25/34	2,176
586		Series 2004-8, Class M2, VAR, 1.464%, 09/25/34	526
466		Series 2004-BNC1, Class A5, VAR, 1.774%, 09/25/34	432
2,821		Series 2005-HE2, Class M1, VAR, 1.254%, 07/25/35	2,702
		Structured Asset Securities Corp. Mortgage Loan Trust,
5,756		Series 2006-BC4, Class A4, VAR, 0.704%, 12/25/36	5,021
11,621		Series 2006-BC6, Class A4, VAR, 0.704%, 01/25/37	10,656

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
158	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1, VAR, 1.884%, 04/25/33	154
4,931	Vericrest Opportunity Loan Trust, Series 2016-NPL3, Class A1, SUB, 4.250%, 03/26/46 (e)	4,993
3,074	VOLT XLII LLC, Series 2016-NPL2, Class A1, SUB, 4.250%, 03/26/46 (e)	3,108
1,698	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	1,711
4,893	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	4,907
6,248	VOLT XLVIII LLC, Series 2016-NPL8, Class A1, SUB, 3.500%, 07/25/46 (e)	6,246
4,972	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	4,975
4,107	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	4,106
2,648	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	2,657
5,408	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	5,409
4,014	VOLT XXXVI LLC, Series 2015-NP10, Class A1, SUB, 3.625%, 07/25/45 (e)	4,030
7,579	VOLT XXXVII LLC, Series 2015-NP11, Class A1, SUB, 3.625%, 07/25/45 (e)	7,602
6,328	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.875%, 09/25/45 (e)	6,350
	Wells Fargo Home Equity Asset-Backed Securities Trust,
108	Series 2004-2, Class A21B, VAR, 1.374%, 10/25/34	106
1,115	Series 2004-2, Class M1, VAR, 1.434%, 10/25/34	1,069
1,722	Series 2004-2, Class M4, VAR, 2.334%, 10/25/34	1,605
830	Series 2004-2, Class M5, VAR, 2.409%, 10/25/34	791
290	Series 2004-2, Class M8A, VAR, 5.034%, 10/25/34 (e)	273
290	Series 2004-2, Class M8B, VAR, 5.000%, 10/25/34 (e)	259
	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
531	Series 2004-1, Class M2, VAR, 1.164%, 04/25/34	483
738	Series 2004-1, Class M4, VAR, 1.684%, 04/25/34	672

	Total Asset-Backed Securities (Cost $533,300)	548,773

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — 3.3%
	Non-Agency CMO — 3.3%
	United States — 3.3%
	Adjustable Rate Mortgage Trust
5,790	Series 2004-2, Class 6A1, VAR, 3.096%, 02/25/35	5,727
6,405	Series 2004-4, Class 4A1, VAR, 3.040%, 03/25/35	6,358
2,476	Series 2005-2, Class 3A1, VAR, 3.152%, 06/25/35	2,351
	Alternative Loan Trust
1,318	Series 2004-12CB, Class 2A1, 6.000%, 06/25/34	1,349
81	Series 2004-16CB, Class 2A1, 5.000%, 08/25/19	82
539	Series 2004-27CB, Class A1, 6.000%, 12/25/34	536
822	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	804
139	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	140
1,580	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	1,603
5,754	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	5,963
338	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	331
12,520	Series 2005-3CB, Class 1A13, 5.500%, 03/25/35	11,543
6,905	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	6,379
771	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	737
6,677	Series 2005-10CB, Class 1A5, 5.500%, 05/25/35	6,419
3,839	Series 2005-10CB, Class 1A8, 5.500%, 05/25/35	3,806
2,935	Series 2005-13CB, Class A4, 5.500%, 05/25/35	2,778
355	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	323
1,500	Series 2005-21CB, Class A4, 5.250%, 06/25/35	1,424
6,675	Series 2005-21CB, Class A17, 6.000%, 06/25/35	6,619
3,420	Series 2005-23CB, Class A15, 5.500%, 07/25/35	3,222
64	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	64
1,358	Series 2005-64CB, Class 1A1, 5.500%, 12/25/35	1,264

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,438	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	3,198
1,093	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	1,053
732	Series 2005-86CB, Class A4, 5.500%, 02/25/36	632
376	Series 2005-J1, Class 3A1, 6.500%, 08/25/32	377
782	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	778
458	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	452
16	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	16
590	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	574
611	Series 2005-J14, Class A3, 5.500%, 12/25/35	518
1,758	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	1,662
1,070	Series 2006-19CB, Class A15, 6.000%, 08/25/36	936
483	Series 2006-25CB, Class A2, 6.000%, 10/25/36	417
299	Series 2006-J1, Class 1A13, 5.500%, 02/25/36	261
903	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	801
337	Series 2007-8CB, Class A9, 6.000%, 05/25/37	300
271	Series 2007-19, Class 1A8, 6.000%, 08/25/37	214
280	Series 2007-25, Class 2A1, 6.000%, 11/25/22	273
139	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	100
442	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 3.248%, 06/25/45	439
	Banc of America Alternative Loan Trust
618	Series 2004-9, Class 4A1, 5.500%, 10/25/19	619
1,084	Series 2004-12, Class 4A1, 5.500%, 01/25/20	1,077
231	Series 2005-3, Class 2A1, 5.500%, 04/25/20	234
190	Series 2005-4, Class 3A1, 5.500%, 05/25/20	188

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	47

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
94	Series 2005-6, Class 5A4, 5.500%, 07/25/35	80
128	Series 2005-6, Class 7A1, 5.500%, 07/25/20	124
1,188	Series 2005-11, Class 4A5, 5.750%, 12/25/35	1,021
709	Series 2005-12, Class 5A1, 5.250%, 01/25/21	701
19	Series 2006-4, Class 2A1, 6.000%, 05/25/21	19
1,275	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,058
896	Series 2006-5, Class CB7, 6.000%, 06/25/46	782
	Banc of America Funding Trust
4,267	Series 2005-6, Class 1A2, 5.500%, 10/25/35	4,038
1,397	Series 2005-7, Class 4A7, 6.000%, 11/25/35	1,411
918	Series 2006-2, Class 2A20, 5.750%, 03/25/36	856
2,560	Series 2006-A, Class 1A1, VAR, 3.031%, 02/20/36	2,534
243	Series 2007-4, Class 8A1, 5.500%, 11/25/34	230
	Banc of America Mortgage Trust
1,374	Series 2004-A, Class 2A2, VAR, 2.947%, 02/25/34	1,353
630	Series 2007-3, Class 1A1, 6.000%, 09/25/37	569
582	Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1, VAR, 0.694%, 02/25/34	531
781	Bear Stearns ARM Trust, Series 2005-2, Class A2, VAR, 3.128%, 03/25/35	786
1,002	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, VAR, 1.204%, 10/25/34	433
456	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC4, Class M1, SUB, 5.658%, 09/25/33	446
	Chase Mortgage Finance Trust
1,933	Series 2006-S3, Class 1A2, 6.000%, 11/25/36	1,575
1,401	Series 2006-S4, Class A5, 6.000%, 12/25/36	1,141
14,384	Series 2007-A2, Class 3A1, VAR, 3.030%, 07/25/37	14,338
370	Series 2007-S2, Class 1A8, 6.000%, 03/25/37	316

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	CHL Mortgage Pass-Through Trust
261	Series 2003-27, Class A1, VAR, 3.270%, 06/25/33	259
617	Series 2003-37, Class 2A1, VAR, 3.181%, 09/25/33	590
5,615	Series 2004-25, Class 2A1, VAR, 1.214%, 02/25/35	4,928
201	Series 2005-5, Class A2, 5.500%, 03/25/35	202
298	Series 2005-20, Class A7, 5.250%, 12/25/27	285
371	Series 2005-30, Class A5, 5.500%, 01/25/36	362
2,575	Series 2006-10, Class 1A16, 6.000%, 05/25/36	2,206
168	Series 2006-15, Class A1, 6.250%, 10/25/36	147
762	Series 2006-17, Class A2, 6.000%, 12/25/36	668
4,750	Series 2006-18, Class 2A4, 6.000%, 12/25/36	4,241
273	Series 2006-J2, Class 1A1, 6.000%, 04/25/36	246
273	Series 2007-2, Class A2, 6.000%, 03/25/37	242
2,289	Series 2007-3, Class A18, 6.000%, 04/25/37	1,970
251	Series 2007-10, Class A4, 5.500%, 07/25/37	203
621	Series 2007-13, Class A4, 6.000%, 08/25/37	557
963	Series 2007-18, Class 2A1, 6.500%, 11/25/37	799
1,445	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	1,392
1,007	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.930%, 10/25/35	993
	Citigroup Mortgage Loan Trust, Inc.
542	Series 2005-3, Class 2A2A, VAR, 3.042%, 08/25/35	533
1,291	Series 2005-4, Class A, VAR, 3.041%, 08/25/35	1,259
1,447	Series 2005-6, Class A1, VAR, 2.690%, 09/25/35	1,480
1,535	Series 2005-9, Class 2A2, 5.500%, 11/25/35	1,534

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,473	Series 2006-8, Class A3, VAR, 0.884%, 10/25/35 (e)	1,146
	Credit Suisse First Boston Mortgage Securities Corp.
571	Series 2003-29, Class 3A1, 5.500%, 12/25/33	603
7,424	Series 2004-4, Class 4A1, 5.500%, 08/25/34	7,642
221	Series 2004-8, Class 4A3, 5.500%, 12/25/34	224
1,359	Series 2004-AR5, Class 6A1, VAR, 2.965%, 06/25/34	1,363
1,395	Series 2005-2, Class 1A2, 5.250%, 01/25/28	1,394
343	Series 2005-4, Class 3A17, 5.500%, 06/25/35	344
3,057	Series 2005-10, Class 11A1, 5.500%, 11/25/20	2,789
82	Series 2005-10, Class 12A1, 5.250%, 11/25/20	74
639	Series 2005-10, Class 5A3, 5.500%, 11/25/35	590
	CSFB Mortgage-Backed Pass-Through Certificates
1,043	Series 2004-AR4, Class 2A1, VAR, 3.010%, 05/25/34	1,028
5,672	Series 2004-AR4, Class 4A1, VAR, 3.782%, 05/25/34	5,670
	CSFB Mortgage-Backed Trust
3,232	Series 2004-AR6, Class 7A1, VAR, 3.030%, 10/25/34	3,264
	CSMC Mortgage-Backed Trust
119	Series 2006-8, Class 5A1, VAR, 5.755%, 10/25/26	104
1,093	Series 2007-2, Class 3A13, 5.500%, 03/25/37	987
195	Series 2007-3, Class 4A5, 5.000%, 04/25/37	182
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
240	Series 2005-1, Class 2A1, VAR, 5.858%, 02/25/20	242
84	Series 2005-2, Class 2A1, VAR, 0.834%, 03/25/20	81
4,836	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, VAR, 0.788%, 08/19/45	4,115
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
880	Series 2014-DN2, Class M3, VAR, 4.134%, 04/25/24	907
3,000	Series 2016-DNA3, Class M2, VAR, 2.534%, 12/25/28	3,032
	First Horizon Alternative Mortgage Securities Trust
179	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	175
960	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	952
	First Horizon Mortgage Pass-Through Trust
447	Series 2004-AR7, Class 4A1, VAR, 2.728%, 02/25/35	441
3,647	Series 2005-5, Class 1A6, 5.500%, 10/25/35	3,520
789	Series 2006-2, Class 1A3, 6.000%, 08/25/36	729
104	Series 2006-2, Class 1A7, 6.000%, 08/25/36	96
749	Series 2006-3, Class 1A13, 6.250%, 11/25/36	707
	GMACM Mortgage Loan Trust
1,135	Series 2004-AR2, Class 3A, VAR, 3.612%, 08/19/34	1,101
728	Series 2005-AR1, Class 3A, VAR, 3.284%, 03/18/35	709
1,703	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, VAR, 7.500%, 10/25/36 (e)	1,397
	GSR Mortgage Loan Trust
405	Series 2004-15F, Class 1A2, 5.500%, 12/25/34	413
516	Series 2005-1F, Class 2A3, 6.000%, 02/25/35	522
240	Series 2005-AR3, Class 6A1, VAR, 3.112%, 05/25/35	224
5,447	Series 2005-AR4, Class 3A5, VAR, 3.233%, 07/25/35	5,028
2,507	Series 2006-1F, Class 2A9, 6.000%, 02/25/36	2,232
1,548	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	1,382
492	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	446
836	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	785
489	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.838%, 08/19/45	452

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	49

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Impac CMB Trust
1,620	Series 2004-5, Class 1A1, VAR, 1.254%, 10/25/34	1,547
590	Series 2004-5, Class 1M2, VAR, 1.404%, 10/25/34	540
3,481	Series 2004-6, Class 1A2, VAR, 1.314%, 10/25/34	3,329
1,351	Series 2004-7, Class 1A2, VAR, 1.454%, 11/25/34	1,249
5,423	Series 2004-9, Class 1A1, VAR, 1.294%, 01/25/35	4,923
1,175	Series 2004-10, Class 2A, VAR, 1.174%, 03/25/35	998
2,344	Series 2004-10, Class 3A1, VAR, 1.234%, 03/25/35	2,106
795	Series 2005-1, Class 1A1, VAR, 1.054%, 04/25/35	733
1,079	Series 2005-1, Class 1A2, VAR, 1.154%, 04/25/35	938
1,025	Series 2005-2, Class 1A2, VAR, 1.154%, 04/25/35	887
834	Series 2005-4, Class 1A1A, VAR, 1.074%, 05/25/35	750
464	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A4, 3.750%, 08/25/33	436
	IndyMac INDX Mortgage Loan Trust
713	Series 2005-AR3, Class 3A1, VAR, 2.916%, 04/25/35	687
1,900	Series 2005-AR14, Class 2A1A, VAR, 0.834%, 07/25/35	1,621
	JP Morgan Mortgage Trust
329	Series 2004-A6, Class 1A1, VAR, 2.982%, 12/25/34	323
950	Series 2005-A3, Class 6A6, VAR, 3.022%, 06/25/35	923
377	Series 2005-A8, Class 1A1, VAR, 3.026%, 11/25/35	356
214	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	201
128	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	127
718	Series 2007-A1, Class 2A2, VAR, 3.058%, 07/25/35	702
109	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	107
1,969	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	1,722

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Lehman XS Trust
11,742	Series 2005-5N, Class 3A1A, VAR, 0.834%, 11/25/35	10,361
7,742	Series 2005-7N, Class 1A1A, VAR, 0.804%, 12/25/35	6,900
	MASTR Alternative Loan Trust
800	Series 2004-8, Class 1A1, 6.500%, 09/25/34	860
2,361	Series 2004-12, Class 3A1, 6.000%, 12/25/34	2,456
779	Series 2005-3, Class 1A1, 5.500%, 04/25/35	802
423	Series 2005-5, Class 3A1, 5.750%, 08/25/35	362
1,278	Series 2005-6, Class 1A2, 5.500%, 12/25/35	1,127
1,110	Series 2006-3, Class 3A1, 5.500%, 06/25/21	1,040
	Merrill Lynch Mortgage Investors Trust
244	Series 2005-1, Class 2A1, VAR, 2.681%, 04/25/35	237
770	Series 2005-1, Class 2A2, VAR, 2.681%, 04/25/35	745
2,527	Series 2006-1, Class 2A1, VAR, 2.649%, 02/25/36	2,500
500	Series 2006-AF2, Class AF2, 6.250%, 10/25/36	409
	Morgan Stanley Mortgage Loan Trust
678	Series 2004-8AR, Class 4A1, VAR, 2.965%, 10/25/34	675
1,133	Series 2004-9, Class 1A, VAR, 5.381%, 11/25/34	1,191
157	Series 2005-4, Class 1A, 5.000%, 08/25/35	158
1,922	Series 2006-2, Class 1A, 5.250%, 02/25/21	1,843
	MortgageIT Trust
6,987	Series 2005-3, Class A1, VAR, 0.834%, 08/25/35	6,575
972	Series 2005-5, Class A1, VAR, 0.794%, 12/25/35	886
125	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	126
3,631	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 0.814%, 12/25/35	3,187

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Opteum Mortgage Acceptance Corp. Trust
932	Series 2005-4, Class 1A2, VAR, 0.924%, 11/25/35	852
1,343	Series 2006-1, Class 1AC1, VAR, 0.834%, 04/25/36	1,169
1,104	Series 2006-1, Class 1APT, VAR, 0.744%, 04/25/36	915
2,068	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.870%, 05/25/35	1,993
	RALI Trust
63	Series 2003-QS20, Class CB, 5.000%, 11/25/18	64
3,166	Series 2004-QA3, Class CB2, VAR, 4.163%, 08/25/34	3,184
501	Series 2004-QS15, Class A2, VAR, 0.934%, 11/25/34	486
3,117	Series 2005-QA5, Class A2, VAR, 4.370%, 04/25/35	2,847
193	Series 2005-QS2, Class A1, 5.500%, 02/25/35	191
3,560	Series 2005-QS6, Class A1, 5.000%, 05/25/35	3,304
1,695	Series 2005-QS17, Class A3, 6.000%, 12/25/35	1,464
3,268	Series 2006-QS4, Class A2, 6.000%, 04/25/36	2,808
114	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	108
	Residential Asset Securitization Trust
233	Series 2004-A6, Class A1, 5.000%, 08/25/19	233
206	Series 2004-A8, Class A1, 5.250%, 11/25/34	206
5,208	Series 2005-A3, Class A2, 5.500%, 04/25/35	4,688
3,053	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	2,882
238	Series 2005-A14, Class A1, 5.500%, 12/25/35	211
	RFMSI Trust
575	Series 2004-S9, Class 2A1, 4.750%, 12/25/19	577
227	Series 2005-S7, Class A6, 5.500%, 11/25/35	224
1,305	Series 2005-SA1, Class 3A, VAR, 3.038%, 03/25/35	1,286
1,776	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, VAR, 0.726%, 07/20/36	1,616

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Structured Adjustable Rate Mortgage Loan Trust
1,389	Series 2004-16, Class 5A2, VAR, 2.997%, 11/25/34	1,387
724	Series 2005-1, Class 1A1, VAR, 3.051%, 02/25/35	694
533	Series 2005-17, Class 4A3, VAR, 3.086%, 08/25/35	521
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
961	Series 2003-35, Class B1, VAR, 5.485%, 12/25/33	808
7,800	Series 2004-10, Class 1A1, VAR, 5.421%, 06/25/34	7,943
	Structured Asset Securities Corp. Trust
561	Series 2005-6, Class 2A3, 5.500%, 05/25/35	571
275	Series 2005-6, Class 5A2, 5.000%, 05/25/35	277
	WaMu Mortgage Pass-Through Certificates Trust
2,081	Series 2004-AR10, Class A1B, VAR, 0.954%, 07/25/44	1,978
2,606	Series 2004-AR11, Class A, VAR, 2.839%, 10/25/34	2,620
7,081	Series 2005-AR5, Class A6, VAR, 2.713%, 05/25/35	7,070
2,532	Series 2005-AR7, Class A3, VAR, 2.755%, 08/25/35	2,529
3,998	Series 2005-AR14, Class 1A3, VAR, 2.659%, 12/25/35	3,835
2,667	Series 2005-AR14, Class 1A4, VAR, 2.659%, 12/25/35	2,566
78	Series 2005-AR15, Class A1A1, VAR, 0.794%, 11/25/45	73
1,569	Series 2005-AR16, Class 1A1, VAR, 2.610%, 12/25/35	1,469
181	Series 2005-AR18, Class 1A3A, VAR, 2.549%, 01/25/36	179
670	Series 2006-AR2, Class 1A1, VAR, 2.478%, 03/25/36	619
1,227	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	1,155
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
2,077	Series 2005-1, Class 1A3, 5.500%, 03/25/35	1,978

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	51

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,068	Series 2005-4, Class CB7, 5.500%, 06/25/35	985
1,686	Series 2005-10, Class 4CB1, 5.750%, 12/25/35	1,582
362	Series 2006-5, Class 2CB5, 6.500%, 07/25/36	302
1,955	Series 2007-1, Class 2A1, 6.000%, 01/25/22	1,865
	Wells Fargo Mortgage-Backed Securities Trust
905	Series 2004-BB, Class A5, VAR, 2.882%, 01/25/35	908
9,252	Series 2004-DD, Class 1A1, VAR, 2.840%, 01/25/35	9,202
1,120	Series 2004-DD, Class 2A6, VAR, 2.845%, 01/25/35	1,112
4,862	Series 2004-M, Class A1, VAR, 3.004%, 08/25/34	4,963
6,415	Series 2004-N, Class A6, VAR, 3.009%, 08/25/34	6,407
6,092	Series 2004-N, Class A7, VAR, 3.009%, 08/25/34	6,084
1,127	Series 2004-Q, Class 1A1, VAR, 3.002%, 09/25/34	1,131
695	Series 2004-Q, Class 1A2, VAR, 3.002%, 09/25/34	700
206	Series 2005-AR2, Class 2A2, VAR, 2.891%, 03/25/35	208
938	Series 2005-AR3, Class 2A1, VAR, 3.096%, 03/25/35	944
549	Series 2005-AR4, Class 2A2, VAR, 2.999%, 04/25/35	548
2,483	Series 2005-AR5, Class 1A1, VAR, 3.049%, 04/25/35	2,462
220	Series 2005-AR7, Class 2A1, VAR, 3.078%, 05/25/35	217
4,807	Series 2005-AR8, Class 1A1, VAR, 3.041%, 06/25/35	4,866
3,179	Series 2005-AR10, Class 1A1, VAR, 2.993%, 06/25/35	3,290
1,307	Series 2005-AR11, Class 1A1, VAR, 2.992%, 06/25/35	1,304
859	Series 2005-AR15, Class 1A6, VAR, 2.984%, 09/25/35	810
3,215	Series 2005-AR16, Class 6A3, VAR, 3.074%, 10/25/35	3,240
395	Series 2005-AR16, Class 7A1, VAR, 3.080%, 10/25/35	380
1,338	Series 2006-4, Class 1A9, 5.750%, 04/25/36	1,365

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,626	Series 2006-AR2, Class 2A1, VAR, 2.921%, 03/25/36	2,619
463	Series 2006-AR2, Class 2A3, VAR, 2.921%, 03/25/36	453
2,845	Series 2006-AR6, Class 5A1, VAR, 2.997%, 03/25/36	2,826
546	Series 2006-AR19, Class A3, VAR, 4.711%, 12/25/36	503
434	Series 2007-2, Class 1A13, 6.000%, 03/25/37	430
855	Series 2007-15, Class A1, 6.000%, 11/25/37	846

	Total Collateralized Mortgage Obligations (Cost $398,945)	401,248

Commercial Mortgage-Backed Securities — 1.3%
	United States — 1.3%
	Banc of America Commercial Mortgage Trust,
785	Series 2006-1, Class C, VAR, 5.509%, 09/10/45	784
3,270	Series 2006-2, Class B, VAR, 5.665%, 05/10/45	3,262
2,350	Series 2007-3, Class AJ, VAR, 5.552%, 06/10/49	2,386
5,000	Series 2007-3, Class B, VAR, 5.552%, 06/10/49	4,974
	Bear Stearns Commercial Mortgage Securities Trust,
747	Series 2006-PW13, Class AJ, VAR, 5.611%, 09/11/41	750
7,165	Series 2006-PW13, Class C, VAR, 5.680%, 09/11/41 (e)	6,925
11,480	Series 2007-PW16, Class AJ, VAR, 5.717%, 06/11/40	11,364
5,790	Series 2007-PW17, Class AJ, VAR, 5.887%, 06/11/50	5,832
5,769	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.274%, 07/15/44	5,762
	CD Mortgage Trust,
2,400	Series 2007-CD5, Class B, VAR, 6.116%, 11/15/44	2,445
3,159	Series 2007-CD5, Class D, VAR, 6.116%, 11/15/44 (e)	3,053
	COMM Mortgage Trust,
4,585	Series 2006-C8, Class AJ, 5.377%, 12/10/46	4,510
5,400	Series 2015-CR23, Class CMC, VAR, 3.685%, 05/10/48 (e)	5,474

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
2,275	Commercial Mortgage Trust, Series 2007-GG11, Class AJ, VAR, 6.031%, 12/10/49	2,274
1,848	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, VAR, 5.290%, 11/10/45	1,846
4,150	GS Mortgage Securities Trust, Series 2006-GG8, Class AJ, 5.622%, 11/10/39	3,401
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,500	Series 2005-LDP2, Class E, VAR, 4.981%, 07/15/42	1,490
4,900	Series 2006-LDP8, Class D, VAR, 5.618%, 05/15/45	4,497
6,350	Series 2007-LD11, Class AM, VAR, 5.755%, 06/15/49	6,416
5,000	Series 2007-LDPX, Class AM, VAR, 5.464%, 01/15/49	4,905
2,000	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 5.916%, 07/15/44	1,987
	LB-UBS Commercial Mortgage Trust,
5,778	Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39	5,373
2,410	Series 2006-C6, Class B, VAR, 5.472%, 09/15/39	2,145
4,800	Series 2007-C1, Class AJ, 5.484%, 02/15/40	4,806
1,240	Series 2007-C1, Class C, VAR, 5.533%, 02/15/40	1,232
9,200	Series 2007-C6, Class AJ, VAR, 6.116%, 07/15/40	9,310
	Morgan Stanley Capital I Trust,
609	Series 2006-HQ8, Class AJ, VAR, 5.422%, 03/12/44	611
3,480	Series 2006-HQ8, Class C, VAR, 5.422%, 03/12/44	3,161
1,000	Series 2006-HQ8, Class D, VAR, 5.422%, 03/12/44	419
3,584	Series 2006-HQ9, Class D, VAR, 5.862%, 07/12/44	3,576
4,691	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	4,679
7,725	Series 2007-HQ11, Class AJ, VAR, 5.508%, 02/12/44	7,691
2,922	Series 2007-HQ11, Class B, VAR, 5.538%, 02/12/44	2,717
3,255	Series 2007-HQ12, Class B, VAR, 5.721%, 04/12/49	3,249

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Wachovia Bank Commercial Mortgage Trust,
362	Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	361
5,900	Series 2006-C29, Class AJ, VAR, 5.368%, 11/15/48	5,887
7,275	Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	7,279
1,200	Series 2007-C31, Class C, VAR, 5.651%, 04/15/47	1,157
2,075	Series 2007-C33, Class AJ, VAR, 5.959%, 02/15/51	2,077
2,650	Series 2007-C33, Class B, VAR, 5.959%, 02/15/51	2,560
6,313	Series 2007-C33, Class C, VAR, 5.959%, 02/15/51	5,843
2,500	Series 2007-C34, Class AJ, VAR, 5.942%, 05/15/46	2,509
1,500	Series 2007-C34, Class B, VAR, 6.017%, 05/15/46	1,491

	Total Commercial Mortgage-Backed Securities (Cost $168,562)	162,470

SHARES
Common Stocks — 32.0%
	Australia — 0.5%
398	BHP Billiton plc	5,984
1,116	Dexus Property Group	7,578
2,086	Goodman Group	10,754
5,939	Mirvac Group	9,422
4,354	Scentre Group	13,936
2,074	Westfield Corp.	14,016

		61,690

	Belgium — 0.3%
275	Anheuser-Busch InBev S.A./N.V. (a)	31,556
80	KBC Group N.V. (a)	4,889
26	Warehouses De Pauw CVA	2,425

		38,870

	Bermuda — 0.0% (g)
32	Validus Holdings Ltd.	1,648

	Brazil — 0.3%
2,593	AMBEV S.A., ADR	15,299
197	Banco do Brasil S.A. (a)	1,812
1,294	BB Seguridade Participacoes S.A.	12,975
778	Engie Brasil Energia S.A.	9,972

		40,058

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	53

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Canada — 0.3%
369	Allied Properties Real Estate Investment Trust	9,919
340	Canadian Apartment Properties REIT	7,422
183	RioCan Real Estate Investment Trust	3,558
300	TransCanada Corp.	13,560

		34,459

	Chile — 0.1%
623	Banco Santander Chile, ADR	14,247

	China — 0.1%
994	Fuyao Glass Industry Group Co., Ltd., Class A	2,604
2,854	Fuyao Glass Industry Group Co., Ltd., Class H, (e)	8,277

		10,881

	Czech Republic — 0.3%
268	Komercni Banka A.S.	9,793
8,333	Moneta Money Bank A.S. (a) (e)	29,058

		38,851

	Denmark — 0.4%
1,161	Danske Bank A/S	35,816
33	Pandora A/S	4,312
150	Tryg A/S	2,931

		43,059

	Finland — 0.6%
129	Elisa OYJ	4,348
284	Fortum OYJ	4,733
105	Kone OYJ, Class B	4,813
118	Metso OYJ	3,105
131	Nokian Renkaat OYJ	4,381
103	Orion OYJ, Class B	4,384
482	Stora Enso OYJ, Class R	4,559
1,895	UPM-Kymmene OYJ	44,091

		74,414

	France — 1.6%
358	AXA S.A.	8,078
173	BNP Paribas S.A.	10,025
310	Cie Generale des Etablissements Michelin	33,610
252	CNP Assurances	4,372
480	Credit Agricole S.A.	5,179
191	Edenred	4,421
330	Electricite de France S.A.	3,703
370	Engie S.A.	5,336
42	Fonciere Des Regions	3,652
31	Gecina S.A.	4,571
50	ICADE	3,624
190	Klepierre	7,754

SHARES	SECURITY DESCRIPTION	VALUE

	France — continued
131	Lagardere S.C.A.	3,346
530	Natixis S.A.	2,682
431	Orange S.A.	6,779
59	Renault S.A.	5,098
178	Societe Generale S.A.	6,934
55	Technip S.A.	3,655
300	TOTAL S.A.	14,362
227	Unibail-Rodamco SE	53,936

		191,117

	Germany — 1.1%
166	Allianz SE	25,919
671	alstria office REIT-AG (a)	8,660
123	BASF SE	10,825
66	Bayerische Motoren Werke AG	5,781
147	Daimler AG	10,501
522	Deutsche Telekom AG	8,523
152	Deutsche Wohnen AG	4,980
109	Evonik Industries AG	3,412
42	Hannover Rueck SE	4,729
31	Muenchener Rueckversicherungs-Gesellschaft AG	5,989
357	Siemens AG	40,554

		129,873

	Hong Kong — 0.6%
1,234	China Mobile Ltd.	14,131
6,278	China Resources Power Holdings Co., Ltd.	10,637
514	Hang Seng Bank Ltd.	9,275
5,460	HKT Trust & HKT Ltd.	7,505
1,136	Hongkong Land Holdings Ltd.	7,604
976	Link REIT	6,943
2,852	New World Development Co., Ltd.	3,546
2,527	Sands China Ltd.	10,966
293	VTech Holdings Ltd.	3,592

		74,199

	Hungary — 0.1%
277	OTP Bank plc	7,756

	India — 0.1%
1,319	Coal India Ltd.	6,435
2,541	ITC Ltd.	9,199

		15,634

	Indonesia — 0.0% (g)
17,899	Telekomunikasi Indonesia Persero Tbk PT	5,779

	Ireland — 0.4%
333	Accenture plc, Class A	38,687

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Ireland — continued
36	Paddy Power Betfair plc	3,735

		42,422

	Italy — 0.4%
420	Assicurazioni Generali S.p.A.	5,429
589	Atlantia S.p.A.	14,420
1,381	Enel S.p.A.	5,938
444	Eni S.p.A.	6,438
451	Mediobanca S.p.A.	3,301
599	Poste Italiane S.p.A. (e)	3,985
1,005	Snam S.p.A.	5,296
805	Terna Rete Elettrica Nazionale S.p.A.	3,941

		48,748

	Japan — 0.9%
538	Daiwa House Industry Co., Ltd.	14,752
6	Japan Hotel REIT Investment Corp.	4,352
1	Japan Real Estate Investment Corp.	6,393
2	Japan Retail Fund Investment Corp.	3,758
425	Japan Tobacco, Inc.	16,166
2,592	Mitsubishi UFJ Financial Group, Inc.	13,374
6	Nippon Prologis REIT, Inc.	13,726
612	Nippon Telegraph & Telephone Corp.	27,139
4	Orix JREIT, Inc.	6,234

		105,894

	Luxembourg — 0.0% (g)
42	RTL Group S.A.	3,283

	Mexico — 0.2%
2,006	Bolsa Mexicana de Valores S.A.B. de C.V.	3,214
2,015	Fibra Uno Administracion S.A. de C.V.	3,846
5,472	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	11,801

		18,861

	Netherlands — 1.0%
179	ABN AMRO Group N.V., CVA (e)	4,124
61	Eurocommercial Properties N.V., CVA	2,594
672	ING Groep N.V.	8,824
306	Koninklijke Ahold Delhaize N.V.	6,984
1,591	Koninklijke KPN N.V.	5,189
669	NN Group N.V.	20,156
1,801	Royal Dutch Shell plc, Class A	44,876
851	Royal Dutch Shell plc, Class B	21,949
164	Vastned Retail N.V.	6,308

		121,004

	Norway — 0.2%
230	Gjensidige Forsikring ASA	4,113

SHARES	SECURITY DESCRIPTION	VALUE

	Norway — continued
261	Marine Harvest ASA (a)	4,727
383	Orkla ASA	3,616
327	Statoil ASA	5,333
246	Telenor ASA	3,912
101	Yara International ASA	3,555

		25,256

	Portugal — 0.1%
1,454	EDP — Energias de Portugal S.A.	4,807
256	Galp Energia SGPS S.A.	3,470

		8,277

	Russia — 0.3%
205	Lukoil PJSC, ADR	9,962
269	MegaFon PJSC, GDR	2,560
309	MMC Norilsk Nickel PJSC, ADR	4,657
455	Mobile TeleSystems PJSC, ADR	3,505
5,376	Moscow Exchange MICEX-RTS PJSC	9,902
215	PhosAgro PJSC, GDR	2,662
261	Severstal PJSC, GDR	3,686

		36,934

	Singapore — 0.0% (g)
992	Ascendas Real Estate Investment Trust	1,691
1,584	CapitaLand Commercial Trust	1,793

		3,484

	South Africa — 0.6%
1,220	AVI Ltd.	8,575
929	Barclays Africa Group Ltd.	10,780
394	Bid Corp. Ltd.	6,911
467	Bidvest Group Ltd. (The)	5,805
3,170	FirstRand Ltd.	11,368
677	Investec plc	4,199
3,088	Life Healthcare Group Holdings Ltd.	8,249
3,240	MMI Holdings Ltd.	5,428
604	Vodacom Group Ltd.	6,516
999	Woolworths Holdings Ltd.	5,786

		73,617

	South Korea — 0.2%
100	Kangwon Land, Inc.	3,331
106	KT&G Corp.	10,407
6	Samsung Electronics Co., Ltd.	8,696
340	SK Telecom Co., Ltd., ADR	7,423

		29,857

	Spain — 0.6%
334	Abertis Infraestructuras S.A.	4,943

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	55

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Spain — continued
118	ACS Actividades de Construccion y Servicios S.A.	3,598
34	Aena S.A. (e)	4,948
1,065	Banco Bilbao Vizcaya Argentaria S.A.	7,668
2,209	Banco Santander S.A.	10,822
461	Distribuidora Internacional de Alimentacion S.A.	2,462
166	Enagas S.A.	4,760
225	Endesa S.A.	4,767
220	Gas Natural SDG S.A.	4,330
1,125	Iberdrola S.A.	7,659
1,501	Mapfre S.A.	4,451
234	Red Electrica Corp. S.A.	4,873
314	Repsol S.A.	4,382
726	Telefonica S.A.	7,379

		77,042

	Sweden — 0.2%
138	ICA Gruppen AB	4,291
592	Nordea Bank AB	6,221
128	Skanska AB, Class B	2,771
363	Svenska Handelsbanken AB, Class A	4,944
244	Swedbank AB, Class A	5,708

		23,935

	Switzerland — 0.5%
323	ABB Ltd. (a)	6,671
2	Banque Cantonale Vaudoise	1,340
18	Cembra Money Bank AG (a)	1,393
77	Chubb Ltd.	9,763
451	STMicroelectronics N.V.	4,280
228	Swiss Re AG	21,178
252	Wolseley plc	13,089
28	Zurich Insurance Group AG (a)	7,434

		65,148

	Taiwan — 0.9%
489	Asustek Computer, Inc.	4,281
3,544	Cheng Shin Rubber Industry Co., Ltd.	7,211
1,059	Chicony Electronics Co., Ltd.	2,705
2,269	Delta Electronics, Inc.	11,947
2,134	Far EasTone Telecommunications Co., Ltd.	5,043
753	MediaTek, Inc.	5,708
1,750	Novatek Microelectronics Corp.	6,552
1,238	President Chain Store Corp.	9,250
4,506	Quanta Computer, Inc.	9,116
795	Siliconware Precision Industries Co., Ltd.	1,202

SHARES	SECURITY DESCRIPTION	VALUE

	Taiwan — continued
3,066	Taiwan Mobile Co., Ltd.	10,728
719	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	22,340
6,288	Vanguard International Semiconductor Corp.	12,802

		108,885

	Thailand — 0.1%
384	Siam Cement PCL (The)	5,528
119	Siam Cement PCL (The), NVDR	1,696
284	Thai Oil PCL	567
1,026	Thai Oil PCL, NVDR	2,049

		9,840

	Turkey — 0.1%
317	Eregli Demir ve Celik Fabrikalari TAS	431
1,138	Tofas Turk Otomobil Fabrikasi A.S.	8,577
185	Tupras Turkiye Petrol Rafinerileri A.S.	3,771

		12,779

	United Arab Emirates — 0.1%
2,149	First Gulf Bank PJSC	6,720

	United Kingdom — 3.6%
979	Aberdeen Asset Management plc	3,830
169	Admiral Group plc	3,962
482	Amec Foster Wheeler plc	2,630
160	AstraZeneca plc	8,946
4,145	BAE Systems plc	27,461
683	Barratt Developments plc	3,789
2,461	BP plc	14,547
247	British American Tobacco plc	14,133
1,545	British Land Co. plc (The)	11,062
1,276	BT Group plc	5,857
1,808	Centrica plc	4,735
6,327	Direct Line Insurance Group plc	26,769
1,346	G4S plc	3,614
3,489	GlaxoSmithKline plc	68,924
4,186	HSBC Holdings plc	31,511
417	ICAP plc	2,475
295	IMI plc	3,586
148	Imperial Brands plc	7,156
322	Inmarsat plc	2,765
118	InterContinental Hotels Group plc	4,570
1,514	J Sainsbury plc	4,642
947	Kingfisher plc	4,183
10,270	Lloyds Banking Group plc	7,171
682	Meggitt plc	3,626

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United Kingdom — continued
664	National Grid plc	8,637
2,048	Old Mutual plc	5,037
1,133	Persimmon plc	23,462
239	Rio Tinto plc	8,296
741	Royal Mail plc	4,447
1,856	Safestore Holdings plc	8,145
1,538	Segro plc	8,238
137	Severn Trent plc	3,903
308	SSE plc	5,980
334	St. James’s Place plc	3,863
720	Standard Life plc	2,971
470	Tate & Lyle plc	4,483
1,560	Taylor Wimpey plc	2,702
2,251	Tritax Big Box REIT plc	3,741
393	United Utilities Group plc	4,514
12,915	Vodafone Group plc	35,470
700	William Hill plc	2,532
1,591	WPP plc	34,545

		442,910

	United States — 15.2%
67	3M Co.	10,994
38	AbbVie, Inc.	2,124
628	Altria Group, Inc.	41,510
86	Analog Devices, Inc.	5,522
139	Apartment Investment & Management Co., Class A	6,112
121	Apple, Inc.	13,696
46	Arthur J. Gallagher & Co.	2,236
769	AT&T, Inc.	28,279
86	Automatic Data Processing, Inc.	7,520
372	AvalonBay Communities, Inc.	63,656
784	Bank of America Corp.	12,928
253	BB&T Corp.	9,928
32	Boston Properties, Inc.	3,889
636	Brandywine Realty Trust	9,859
128	Bristol-Myers Squibb Co.	6,541
655	Brixmor Property Group, Inc.	16,643
102	Camden Property Trust	8,345
98	Chevron Corp.	10,297
109	Cincinnati Financial Corp.	7,683
78	Cinemark Holdings, Inc.	3,121
617	CME Group, Inc.	61,806
193	CMS Energy Corp.	8,140
196	Coca-Cola Co. (The)	8,314
1,029	Comcast Corp., Class A	63,604

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
247	ConocoPhillips	10,727
1	Constar International, Inc., Class A (a)	—
23	Cullen/Frost Bankers, Inc.	1,763
371	DDR Corp.	5,671
163	Digital Realty Trust, Inc.	15,230
99	Douglas Emmett, Inc.	3,631
74	Dr. Pepper Snapple Group, Inc.	6,455
22	DTE Energy Co.	2,091
188	Duke Realty Corp.	4,903
3	Dynegy, Inc. (a)	27
344	E.I. du Pont de Nemours & Co.	23,648
80	Edison International	5,864
160	Eli Lilly & Co.	11,802
161	Equity One, Inc.	4,596
88	Extra Space Storage, Inc.	6,449
217	Exxon Mobil Corp.	18,093
127	Fidelity National Information Services, Inc.	9,367
1,106	General Motors Co.	34,940
38	Gilead Sciences, Inc.	2,827
279	Halcon Resources Corp. (a)	2,498
910	HCP, Inc.	31,171
219	Highwoods Properties, Inc.	10,845
467	Home Depot, Inc. (The)	56,990
143	Honeywell International, Inc.	15,710
263	Hospitality Properties Trust	7,186
137	Illinois Tool Works, Inc.	15,569
95	International Business Machines Corp.	14,526
611	Johnson & Johnson	70,898
67	Kimberly-Clark Corp.	7,693
1,141	Kimco Realty Corp.	30,370
468	KLA-Tencor Corp.	35,168
152	L Brands, Inc.	10,972
808	LaSalle Hotel Properties	19,201
490	Liberty Property Trust	19,794
39	M&T Bank Corp.	4,792
222	Macerich Co. (The)	15,704
351	Merck & Co., Inc.	20,607
863	MetLife, Inc.	40,536
1,241	Microsoft Corp.	74,336
122	Mid-America Apartment Communities, Inc.	11,304
274	Mondelez International, Inc., Class A	12,308
707	Morgan Stanley	23,743
177	National Health Investors, Inc.	13,430
288	National Retail Properties, Inc.	13,130
3	Nebraska Book Holdings, Inc. (a)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	57

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — continued
		United States — continued
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B (a) (e)	73
274		NextEra Energy, Inc.	35,025
178		NII Holdings, Inc. (a)	435
253		NiSource, Inc.	5,890
135		Northern Trust Corp.	9,810
1,035		Occidental Petroleum Corp.	75,458
495		Omega Healthcare Investors, Inc.	15,752
22		Penn Virginia Corp. (a)	890
75		PepsiCo, Inc.	8,072
1,872		Pfizer, Inc.	59,366
187		Philip Morris International, Inc.	18,042
146		PNC Financial Services Group, Inc. (The)	13,954
79		PPG Industries, Inc.	7,359
112		Procter & Gamble Co. (The)	9,715
663		Prologis, Inc.	34,605
59		Public Storage	12,571
92		Regency Centers Corp.	6,607
60		Republic Services, Inc.	3,179
148		Senior Housing Properties Trust	3,158
234		Simon Property Group, Inc.	43,434
168		SL Green Realty Corp.	16,535
23		Snap-on, Inc.	3,538
2,118		Spirit Realty Capital, Inc.	25,231
747		STORE Capital Corp.	20,397
133		T. Rowe Price Group, Inc.	8,523
483		TCEH Corp. (a)	7,340
493		Texas Instruments, Inc.	34,916
103		Time Warner, Inc.	9,131
175		Travelers Cos., Inc. (The)	18,886
383		U.S. Bancorp	17,135
235		UnitedHealth Group, Inc.	33,167
97		Ventas, Inc.	6,551
325		Verizon Communications, Inc.	15,633
139		VF Corp.	7,535
82		Vornado Realty Trust	7,605
1,474		Wells Fargo & Co.	67,797
217		Welltower, Inc.	14,887
172		Xcel Energy, Inc.	7,166

			1,844,680

		Total Common Stocks (Cost $3,559,049)	3,892,111

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE
Convertible Bonds — 0.7%
	Austria — 0.0% (g)
	Steinhoff Finance Holding GmbH,
EUR 400	Reg. S, 1.250%, 08/11/22	441
EUR 1,800	Reg. S, 1.250%, 10/21/23	1,966

		2,407

	Bermuda — 0.0% (g)
800	Jazz Investments I Ltd., 1.875%, 08/15/21	793
	Weatherford International Ltd.,
1,340	5.875%, 07/01/21	1,421

		2,214

	Cayman Islands — 0.1%
HKD 2,000	ASM Pacific Technology Ltd., Reg. S, 2.000%, 03/28/19	275
2,000	China Overseas Finance Investment Cayman V Ltd., Reg. S, Zero Coupon, 01/05/23	2,058
	Ctrip.com International Ltd.,
1,296	1.250%, 09/15/22 (e)	1,273
345	1.990%, 07/01/25	378
HKD 6,000	Kingsoft Corp., Ltd., Reg. S, 1.250%, 04/11/19	766
500	TPK Holding Co., Ltd., Reg. S, Zero Coupon, 04/08/20	464
667	YY, Inc., 2.250%, 04/01/19	649
1,300	Zhen Ding Technology Holding Ltd., Reg. S, Zero Coupon, 06/26/19	1,313

		7,176

	France — 0.0% (g)
EUR 867 Units	Air France-KLM, Reg. S, 2.030%, 02/15/23	949
EUR 576 Units	Rallye S.A., Reg. S, 1.000%, 10/02/20	606
800	TOTAL S.A., Reg. S, 0.500%, 12/02/22	829

		2,384

	Germany — 0.0% (g)
EUR 800	Rocket Internet SE, Reg. S, 3.000%, 07/22/22	777

	Hong Kong — 0.0% (g)
600	Baosteel Hong Kong Investment Co. Ltd., Reg. S, Zero Coupon, 12/01/18	601

	Japan — 0.0% (g)
300	Mebuki Financial Group, Inc., Reg. S, Zero Coupon, 04/24/19	296
500	Yamaguchi Financial Group, Inc., Reg. S, VAR, 0.357%, 03/26/20	524

		820

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	Luxembourg — 0.0% (g)
EUR 400	OHL Investments S.A., Reg. S, 4.000%, 04/25/18	408
2,200	Subsea 7 S.A., Reg. S, 1.000%, 10/05/17	2,162

		2,570

	Netherlands — 0.1%
EUR 1,700	America Movil B.V., Reg. S, 5.500%, 09/17/18	1,688
EUR 900	Amorim Energia B.V., Reg. S, 3.375%, 06/03/18	1,020
500	Brenntag Finance B.V., Reg. S, 1.875%, 12/02/22	532
27 Units	Fiat Chrysler Automobiles N.V., 7.875%, 12/15/16	1,764
EUR 600	OCI N.V., Reg. S, 3.875%, 09/25/18	600
600	STMicroelectronics N.V., Reg. S, 1.000%, 07/03/21	647
1,368	Yandex N.V., 1.125%, 12/15/18	1,310

		7,561

	Singapore — 0.0% (g)
	CapitaLand Ltd.,
SGD 4,250	Reg. S, 1.850%, 06/19/20	2,968
SGD 750	Reg. S, 1.950%, 10/17/23	542

		3,510

	Spain — 0.1%
	International Consolidated Airlines Group S.A.,
EUR 800	Reg. S, 0.250%, 11/17/20	812
EUR 1,000	Reg. S, 0.625%, 11/17/22	984
EUR 1,700	Telefonica Participaciones SAU, Reg. S, 4.900%, 09/25/17	1,633
EUR 3,500	Telefonica S.A., Reg. S, 6.000%, 07/24/17	3,509

		6,938

	United Arab Emirates — 0.0% (g)
	Aabar Investments PJSC,
EUR 2,000	Reg. S, 0.500%, 03/27/20	1,762
EUR 1,500	Reg. S, 1.000%, 03/27/22	1,202
1,400	DP World Ltd., Reg. S, 1.750%, 06/19/24	1,388
400	National Bank of Abu Dhabi PJSC, Reg. S, 1.000%, 03/12/18	397

		4,749

	United Kingdom — 0.1%
GBP 400	Balfour Beatty Finance No.2 Ltd., Reg. S, 1.875%, 12/03/18	486
400	Brait SE, Reg. S, 2.750%, 09/18/20	467

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
GBP 1,300	British Land White 2015 Ltd., Reg. S, Zero Coupon, 06/09/20	1,473
GBP 400	Remgro Jersey GBP Ltd., Reg. S, 2.625%, 03/22/21	515
HKD 8,000	Shine Power International Ltd., Reg. S, Zero Coupon, 07/28/19	1,025
GBP 2,800	Vodafone Group plc, Reg. S, 2.000%, 02/25/19	3,749

		7,715

	United States — 0.3%
894	Advanced Micro Devices, Inc., 2.125%, 09/01/26	1,008
398	Akamai Technologies, Inc., Zero Coupon, 02/15/19	418
917	Ares Capital Corp., 4.750%, 01/15/18	944
625	Blackhawk Network Holdings, Inc., 1.500%, 01/15/22 (e)	629
910	Brocade Communications Systems, Inc., 1.375%, 01/01/20	902
807	Cheniere Energy, Inc., 4.250%, 03/15/45	495
1,555	Cobalt International Energy, Inc., 3.125%, 05/15/24	509
826	Colony Capital, Inc., 3.875%, 01/15/21	807
2,385	DISH Network Corp., 3.375%, 08/15/26 (e)	2,732
956	Extra Space Storage LP, 3.125%, 10/01/35 (e)	1,018
1,870	FireEye, Inc., Series B, 1.625%, 06/01/35	1,680
509	IAS Operating Partnership LP, 5.000%, 03/15/18 (e)	508
533	Impax Laboratories, Inc., 2.000%, 06/15/22	462
1,486	Intel Corp., 2.950%, 12/15/35	1,933
551	Intercept Pharmaceuticals, Inc., 3.250%, 07/01/23	540
456	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/21	373
	Liberty Interactive LLC,
861	1.750%, 09/30/46 (e)	865
1,384	4.000%, 11/15/29	857
	Liberty Media Corp.,
1,054	1.375%, 10/15/23	1,078
625	2.250%, 09/30/46 (e)	643
382	Medicines Co. (The), 2.750%, 07/15/23 (e)	362
1,290	Micron Technology, Inc., Series G, 3.000%, 11/15/43	1,138
67	Nebraska Book Holdings, Inc., 2.000% (PIK), 04/01/26 (e) (v)	10

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	59

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	United States — continued
1,000	NRG Yield, Inc., 3.250%, 06/01/20 (e)	961
	Nuance Communications, Inc.,
561	1.000%, 12/15/35 (e)	487
488	2.750%, 11/01/31	489
790	ON Semiconductor Corp., 1.000%, 12/01/20	789
473	Priceline Group, Inc. (The), 0.900%, 09/15/21	506
505	Redwood Trust, Inc., 4.625%, 04/15/18	506
546	Solarcity Corp., 1.625%, 11/01/19	427
983	Starwood Property Trust, Inc., 3.750%, 10/15/17	1,008
826	SunPower Corp., 0.875%, 06/01/21	615
2,526	Tesla Motors, Inc., 1.250%, 03/01/21	2,207
432	Trinity Industries, Inc., 3.875%, 06/01/36	481
	Twitter, Inc.,
1,382	0.250%, 09/15/19	1,292
1,410	1.000%, 09/15/21	1,298
	VEREIT, Inc.,
379	3.000%, 08/01/18	379
2,098	3.750%, 12/15/20	2,135
262	Verint Systems, Inc., 1.500%, 06/01/21	247
777	Viavi Solutions, Inc., 0.625%, 08/15/33	772
646	Whiting Petroleum Corp., 1.250%, 04/01/20	542
716	Wright Medical Group, Inc., 2.000%, 02/15/20	733
	Yahoo!, Inc.,
1,246	Zero Coupon, 12/01/18	1,261

		37,046

	Total Convertible Bonds (Cost $91,381)	86,468

Corporate Bonds — 42.2%
	Argentina — 0.0% (g)
1,290	Petrobras Argentina S.A., 7.375%, 07/21/23 (e)	1,327
	YPF S.A.,
890	8.500%, 07/28/25 (e)	970
950	Reg. S, 8.750%, 04/04/24	1,041

		3,338

	Australia — 0.1%
	BHP Billiton Finance USA Ltd.,
8,830	5.000%, 09/30/43	10,060
1,720	VAR, 6.750%, 10/19/75 (e)	1,948
1,560	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	1,591

		13,599

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Bahamas — 0.0% (g)
5,100	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21 (d)	969

	Bermuda — 0.2%
	Aircastle Ltd.,
1,062	5.000%, 04/01/23	1,099
1,935	5.500%, 02/15/22	2,075
3,400	6.750%, 04/15/17	3,468
7,097	7.625%, 04/15/20	8,073
2,230	Digicel Group Ltd., Reg. S, 7.125%, 04/01/22	1,761
425	Fly Leasing Ltd., 6.750%, 12/15/20	443
1,805	IHS Markit Ltd., 5.000%, 11/01/22 (e)	1,909
	Weatherford International Ltd.,
380	5.950%, 04/15/42	287
1,986	6.500%, 08/01/36	1,569
421	6.750%, 09/15/40	334
2,649	7.000%, 03/15/38	2,185
559	7.750%, 06/15/21	565
549	8.250%, 06/15/23	568

		24,336

	Brazil — 0.1%
2,703	Banco Daycoval S.A., Reg. S, 5.750%, 03/19/19	2,757
3,920	Votorantim Cimentos S.A., Reg. S, 7.250%, 04/05/41	3,798

		6,555

	Canada — 1.7%
	1011778 B.C. ULC/New Red Finance, Inc.,
1,280	4.625%, 01/15/22 (e)	1,321
9,970	6.000%, 04/01/22 (e)	10,429
2,332	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	2,414
	Baytex Energy Corp.,
339	5.125%, 06/01/21 (e)	286
364	5.625%, 06/01/24 (e)	293
	Bombardier, Inc.,
965	4.750%, 04/15/19 (e)	960
543	5.500%, 09/15/18 (e)	560
648	6.125%, 01/15/23 (e)	562
1,580	7.500%, 03/15/25 (e)	1,414
188	7.750%, 03/15/20 (e)	191
	Cascades, Inc.,
1,420	5.500%, 07/15/22 (e)	1,449
1,450	5.750%, 07/15/23 (e)	1,465

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
	Cenovus Energy, Inc.,
396	4.450%, 09/15/42	347
1,195	6.750%, 11/15/39	1,335
	Concordia International Corp.,
7,727	7.000%, 04/15/23 (e)	4,443
874	9.000%, 04/01/22 (e)	846
7,890	Emera, Inc., Series 16-A, VAR, 6.750%, 06/15/76	8,718
	Encana Corp.,
178	3.900%, 11/15/21	180
770	6.625%, 08/15/37	837
4,424	Garda World Security Corp., 7.250%, 11/15/21 (e)	4,225
1,302	HudBay Minerals, Inc., 9.500%, 10/01/20	1,335
	Lundin Mining Corp.,
1,800	7.500%, 11/01/20 (e)	1,912
1,795	7.875%, 11/01/22 (e)	1,939
2,002	Masonite International Corp., 5.625%, 03/15/23 (e)	2,072
2,118	Mattamy Group Corp., 6.500%, 11/15/20 (e)	2,113
	MEG Energy Corp.,
10,720	6.375%, 01/30/23 (e)	8,844
2,576	6.500%, 03/15/21 (e)	2,222
3,959	7.000%, 03/31/24 (e)	3,226
	New Gold, Inc.,
2,043	6.250%, 11/15/22 (e)	2,063
1,054	7.000%, 04/15/20 (e)	1,086
	NOVA Chemicals Corp.,
685	5.000%, 05/01/25 (e)	687
2,395	5.250%, 08/01/23 (e)	2,440
	Open Text Corp.,
1,957	5.625%, 01/15/23 (e)	2,027
1,290	5.875%, 06/01/26 (e)	1,374
	Pacific Exploration & Production Corp.,
1,350	5.125%, 03/28/23 (d)	268
2,230	5.375%, 01/26/19 (d)	443
1,709	5.625%, 01/19/25 (d)	340
	Precision Drilling Corp.,
1,347	5.250%, 11/15/24	1,187
235	6.500%, 12/15/21	227
10,145	Quebecor Media, Inc., 5.750%, 01/15/23	10,602
50	Quebecor World Capital Corp., 6.125%, 01/15/16 (d)	—
50	Quebecor, Inc., 9.750%, 01/15/16 (d)	—

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
	Teck Resources Ltd.,
1,335	3.000%, 03/01/19	1,328
1,635	4.750%, 01/15/22	1,626
1,455	5.400%, 02/01/43	1,313
2,670	6.000%, 08/15/40	2,576
1,370	6.125%, 10/01/35	1,356
355	8.000%, 06/01/21 (e)	388
1,383	8.500%, 06/01/24 (e)	1,601
	Transcanada Trust,
9,359	Series 16-A, VAR, 5.875%, 08/15/76	10,014
9,855	VAR, 5.625%, 05/20/75	9,966
1,651	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	1,616
	Valeant Pharmaceuticals International, Inc.,
4,875	5.375%, 03/15/20 (e)	4,144
706	5.500%, 03/01/23 (e)	549
1,555	5.625%, 12/01/21 (e)	1,259
28,914	5.875%, 05/15/23 (e)	22,264
8,568	6.125%, 04/15/25 (e)	6,597
2,675	6.375%, 10/15/20 (e)	2,327
7,840	6.750%, 08/15/21 (e)	6,664
8,320	7.000%, 10/01/20 (e)	7,322
7,262	7.250%, 07/15/22 (e)	6,173
21,192	7.500%, 07/15/21 (e)	18,649
	Videotron Ltd.,
1,966	5.000%, 07/15/22	2,052
7,328	5.375%, 06/15/24 (e)	7,667

		206,133

	Cayman Islands — 0.2%
1,470	Comcel Trust via Comunicaciones Celulares S.A., Reg. S, 6.875%, 02/06/24	1,497
2,079	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	1,689
	Transocean, Inc.,
958	5.550%, 10/15/22	819
1,530	6.800%, 03/15/38	1,006
8,307	9.000%, 07/15/23 (e)	8,115
7,407	UPCB Finance IV Ltd., 5.375%, 01/15/25 (e)	7,518
1,700	UPCB Finance VI Ltd., 6.875%, 01/15/22 (e)	1,768
1,056	Vale Overseas Ltd., 5.875%, 06/10/21	1,125

		23,537

	Chile — 0.1%
4,040	Cencosud S.A., Reg. S, 5.500%, 01/20/21	4,394
1,350	Empresa Electrica Angamos S.A., Reg. S, 4.875%, 05/25/29	1,323

		5,717

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	61

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Colombia — 0.1%
7,282	Ecopetrol S.A., 7.375%, 09/18/43	7,419

	Croatia — 0.0% (g)
2,540	Hrvatska Elektroprivreda, 5.875%, 10/23/22 (e)	2,759

	Finland — 0.0% (g)
	Nokia OYJ,
904	5.375%, 05/15/19	967
1,452	6.625%, 05/15/39	1,568

		2,535

	France — 0.2%
	SFR Group S.A.,
18,441	6.000%, 05/15/22 (e)	18,856
3,730	6.250%, 05/15/24 (e)	3,728
6,061	7.375%, 05/01/26 (e)	6,121

		28,705

	Georgia — 0.1%
	Georgian Railway JSC,
4,580	7.750%, 07/11/22 (e)	5,118
988	Reg. S, 7.750%, 07/11/22	1,104

		6,222

	Germany — 0.1%
	IHO Verwaltungs GmbH,
1,085	4.125% (cash), 09/15/21 (e) (v)	1,111
2,715	4.500% (cash), 09/15/23 (e) (v)	2,749
1,085	4.750% (cash), 09/15/26 (e) (v)	1,082
2,014	Unitymedia GmbH, 6.125%, 01/15/25 (e)	2,100
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
800	5.000%, 01/15/25 (e)	811
EUR524	5.125%, 01/21/23 (e)	605
2,888	5.500%, 01/15/23 (e)	2,993

		11,451

	Hungary — 0.0% (g)
3,820	MFB Magyar Fejlesztesi Bank Zrt,
	6.250%, 10/21/20 (e)	4,302

	Indonesia — 0.1%
	Pertamina Persero PT,
1,200	Reg. S, 4.875%, 05/03/22	1,279
5,340	Reg. S, 5.250%, 05/23/21	5,763
2,910	Reg. S, 6.000%, 05/03/42	3,063
7,010	Reg. S, 6.450%, 05/30/44	7,723

		17,828

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ireland — 0.4%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
500	3.750%, 05/15/19	513
900	4.625%, 10/30/20	947
	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
900	6.250%, 01/31/19 (e)	917
1,000	6.750%, 01/31/21 (e)	1,030
88	7.000%, 11/15/20 (e)	91
5,475	7.250%, 05/15/24 (e)	5,776
3,205	VAR, 3.850%, 12/15/19 (e)	3,257
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
10,650	6.000%, 07/15/23 (e)	9,213
1,770	6.500%, 02/01/25 (e)	1,491
3,365	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	3,516
3,830	James Hardie International Finance Ltd., 5.875%, 02/15/23 (e)	4,041
13,280	Perrigo Finance Unlimited Co., 4.900%, 12/15/44	13,032
3,100	Russian Railways Via RZD Capital plc, Reg. S, 5.700%, 04/05/22	3,309
2,150	Vnesheconombank Via VEB Finance plc, Reg. S, 5.942%, 11/21/23	2,217

		49,350

	Israel — 0.1%
5,600	Israel Electric Corp., Ltd., Reg. S, Series 6, 5.000%, 11/12/24 (e)	6,062

	Italy — 0.1%
8,600	Enel S.p.A., VAR, 8.750%, 09/24/73 (e)	10,036
2,000	Telecom Italia S.p.A., 5.303%, 05/30/24 (e)	2,033

		12,069

	Japan — 0.0% (g)
4,299	SoftBank Group Corp., 4.500%, 04/15/20 (e)	4,417

	Kazakhstan — 0.1%
	KazMunayGas National Co. JSC,
10,596	Reg. S, 6.375%, 04/09/21	11,656
2,500	Reg. S, 9.125%, 07/02/18	2,737

		14,393

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
1,315	5.250%, 11/15/22	1,439
110	7.500%, 10/15/27	134

		1,573

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Luxembourg — 1.7%
	Actavis Funding SCS,
6,730	4.750%, 03/15/45	7,066
9,725	4.850%, 06/15/44	10,299
5,150	Albea Beauty Holdings S.A., 8.375%, 11/01/19 (e)	5,356
	Altice Financing S.A.,
724	6.500%, 01/15/22 (e)	759
8,062	6.625%, 02/15/23 (e)	8,309
7,885	7.500%, 05/15/26 (e)	8,141
	Altice Finco S.A.,
200	7.625%, 02/15/25 (e)	198
200	9.875%, 12/15/20 (e)	211
	Altice Luxembourg S.A.,
415	7.625%, 02/15/25 (e)	432
13,563	7.750%, 05/15/22 (e)	14,292
	ArcelorMittal,
4,303	6.125%, 06/01/25	4,712
17,202	7.250%, 02/25/22	19,524
500	7.750%, 03/01/41	525
2,000	8.000%, 10/15/39	2,150
4,220	Camelot Finance S.A., 7.875%, 10/15/24 (e)	4,315
788	Capsugel S.A., 7.000% (cash), 05/15/19 (e) (v)	788
5,534	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	5,596
1,300	Dana Financing Luxembourg Sarl, 6.500%, 06/01/26 (e)	1,383
564	FAGE International S.A./FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26 (e)	582
1,800	Gazprom OAO Via Gaz Capital S.A., Reg. S, 9.250%, 04/23/19	2,054
	INEOS Group Holdings S.A.,
6,920	5.625%, 08/01/24 (e)	6,860
13,925	5.875%, 02/15/19 (e)	14,186
	Intelsat Jackson Holdings S.A.,
9,965	5.500%, 08/01/23	6,602
1,772	7.250%, 04/01/19	1,413
28,072	7.250%, 10/15/20	21,054
6,565	7.500%, 04/01/21	4,825
3,180	8.000%, 02/15/24 (e)	3,222
2,223	Intelsat Luxembourg S.A., 7.750%, 06/01/21	722
	Mallinckrodt International Finance S.A.,
160	3.500%, 04/15/18	158
539	4.750%, 04/15/23	470

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
1,675	4.875%, 04/15/20 (e)	1,685
6,105	5.500%, 04/15/25 (e)	5,639
8,538	5.625%, 10/15/23 (e)	8,026
2,189	5.750%, 08/01/22 (e)	2,058
2,550	Millicom International Cellular S.A., Reg. S, 6.625%, 10/15/21	2,659
2,750	MOL Group Finance S.A., Reg. S, 6.250%, 09/26/19	3,015
5,240	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	5,463
2,250	Russian Agricultural Bank OJSC Via RSHB Capital S.A., Reg. S, 7.750%, 05/29/18	2,393
3,650	Sberbank of Russia Via SB Capital SA, Reg. S, 4.950%, 02/07/17	3,673
2,200	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.750%, 05/01/22 (e)	2,321
2,081	VTB Bank OJSC Via VTB Capital S.A., Reg. S, 6.950%, 10/17/22	2,172
	Wind Acquisition Finance S.A.,
6,237	4.750%, 07/15/20 (e)	6,268
795	7.375%, 04/23/21 (e)	815

		202,391

	Malaysia — 0.0% (g)
1,200	Petronas Capital Ltd., Reg. S, 4.500%, 03/18/45	1,304

	Mexico — 0.4%
	Alfa S.A.B. de C.V.,
3,412	6.875%, 03/25/44 (e)	3,639
4,500	Reg. S, 5.250%, 03/25/24	4,871
600	Banco Nacional de Comercio Exterior SNC, VAR, 3.800%, 08/11/26 (e)	592
2,600	BBVA Bancomer S.A., Reg. S, 6.750%, 09/30/22	2,924
	Cemex S.A.B. de C.V.,
890	5.700%, 01/11/25 (e)	905
6,390	6.125%, 05/05/25 (e)	6,582
5,190	7.250%, 01/15/21 (e)	5,552
450	7.750%, 04/16/26 (e)	502
510	Comision Federal de Electricidad, 4.750%, 02/23/27 (e)	519
2,150	Grupo KUO S.A.B. de C.V., Reg. S, 6.250%, 12/04/22	2,180
2,154	Mexichem S.A.B. de C.V., Reg. S, 6.750%, 09/19/42	2,283

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Mexico — continued
	Mexico City Airport Trust,
470	4.250%, 10/31/26 (e)	477
870	5.500%, 10/31/46 (e)	849
3,229	Nemak S.A.B de C.V., Reg. S, 5.500%, 02/28/23	3,336
	Petroleos Mexicanos,
3,649	5.625%, 01/23/46	3,142
3,170	6.500%, 06/02/41	3,081
7,320	6.625%, 06/15/35	7,331
2,750	6.875%, 08/04/26 (e)	3,065
1,250	Reg. S, 6.375%, 02/04/21	1,364

		53,194

	Morocco — 0.1%
	OCP S.A.,
4,670	Reg. S, 5.625%, 04/25/24	5,027
6,671	Reg. S, 6.875%, 04/25/44	7,305

		12,332

	Netherlands — 1.1%
	Alcoa Nederland Holding B.V.,
2,996	6.750%, 09/30/24 (e)	3,101
900	7.000%, 09/30/26 (e)	925
2,680	Bharti Airtel International Netherlands B.V., Reg. S, 5.125%, 03/11/23	2,879
4,600	Bluewater Holding B.V.,
	10.000%, 12/10/19 (e)	2,346
	Fiat Chrysler Automobiles N.V.,
2,584	4.500%, 04/15/20	2,648
8,442	5.250%, 04/15/23	8,611
746	InterGen N.V., 7.000%, 06/30/23 (e)	632
2,825	Kazakhstan Temir Zholy Finance B.V., Reg. S, 6.950%, 07/10/42	2,917
4,372	LYB International Finance B.V., 4.875%, 03/15/44	4,645
3,350	Majapahit Holding B.V., Reg. S, 7.750%, 01/20/20	3,835
10,319	Mylan N.V., 5.250%, 06/15/46 (e)	10,536
	NXP B.V./NXP Funding LLC,
2,281	4.125%, 06/15/20 (e)	2,406
2,905	4.125%, 06/01/21 (e)	3,101
2,665	4.625%, 06/15/22 (e)	2,905
5,525	4.625%, 06/01/23 (e)	6,050
5,902	5.750%, 02/15/21 (e)	6,138
6,874	5.750%, 03/15/23 (e)	7,347
	Petrobras Global Finance B.V.,
3,480	5.375%, 01/27/21	3,413

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Netherlands — continued
2,070	6.750%, 01/27/41	1,821
3,900	8.375%, 05/23/21	4,315
4,100	8.750%, 05/23/26	4,599
	Schaeffler Finance B.V.,
1,750	4.250%, 05/15/21 (e)	1,796
2,755	4.750%, 05/15/23 (e)	2,841
	Sensata Technologies B.V.,
4,678	4.875%, 10/15/23 (e)	4,847
1,395	5.000%, 10/01/25 (e)	1,430
2,034	5.625%, 11/01/24 (e)	2,156
	Shell International Finance B.V.,
6,731	3.750%, 09/12/46	6,445
10,905	4.000%, 05/10/46	10,806
1,620	4.375%, 05/11/45	1,705
14,230	Teva Pharmaceutical Finance Netherlands III B.V., 4.100%, 10/01/46	13,200
1,425	Ziggo Bond Finance B.V., 5.875%, 01/15/25 (e)	1,414
3,875	Ziggo Secured Finance B.V., 5.500%, 01/15/27 (e)	3,806

		135,616

	Peru — 0.1%
2,950	Banco de Credito del Peru, Reg. S, 4.250%, 04/01/23	3,155
2,800	BBVA Banco Continental S.A., Reg. S, 5.000%, 08/26/22	3,069
1,924	Consorcio Transmantaro S.A., Reg. S, 4.375%, 05/07/23	1,984

		8,208

	Singapore — 0.0% (g)
480	Flex Ltd., 5.000%, 02/15/23	521

	Turkey — 0.0% (g)
1,550	Akbank TAS, Reg. S, 5.125%, 03/31/25	1,504
1,500	Turkiye Garanti Bankasi AS, Reg. S, 5.250%, 09/13/22	1,509

		3,013

	United Arab Emirates — 0.0% (g)
3,100	DP World Ltd., Reg. S, 6.850%, 07/02/37	3,530

	United Kingdom — 0.7%
3,720	Adient Global Holdings Ltd., 4.875%, 08/15/26 (e)	3,659
3,075	Afren plc, Reg. S, 6.625%, 12/09/20 (d)	15
	Anglo American Capital plc,
2,170	3.625%, 05/14/20 (e)	2,181

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United Kingdom — continued
3,197	4.125%, 09/27/22 (e)	3,165
739	4.450%, 09/27/20 (e)	753
3,646	4.875%, 05/14/25 (e)	3,710
	Ensco plc,
429	4.500%, 10/01/24	343
864	4.700%, 03/15/21	798
1,906	Inmarsat Finance plc, 6.500%, 10/01/24 (e)	1,930
	International Game Technology plc,
9,425	6.250%, 02/15/22 (e)	10,000
5,555	6.500%, 02/15/25 (e)	6,027
	Jaguar Land Rover Automotive plc,
3,528	4.125%, 12/15/18 (e)	3,590
1,814	4.250%, 11/15/19 (e)	1,878
300	5.625%, 02/01/23 (e)	310
	Royal Bank of Scotland Group plc,
1,610	5.125%, 05/28/24	1,595
14,647	6.125%, 12/15/22	15,467
	Sea Trucks Group Ltd.,
2,631	Reg. S, 9.000%, 03/26/18 (e)	829
8,856	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	9,520
1,470	Star Energy Geothermal Wayang Windu Ltd., Reg. S, 6.125%, 03/27/20	1,529
	Virgin Media Finance plc,
889	5.750%, 01/15/25 (e)	880
1,400	6.000%, 10/15/24 (e)	1,421
2,548	6.375%, 04/15/23 (e)	2,599
	Virgin Media Secured Finance plc,
975	5.250%, 01/15/26 (e)	970
7,764	5.375%, 04/15/21 (e)	8,017
1,300	5.500%, 01/15/25 (e)	1,333
1,100	5.500%, 08/15/26 (e)	1,112

		83,631

	United States — 34.3%
	21st Century Fox America, Inc.,
6,795	4.750%, 09/15/44	7,225
4,795	4.950%, 10/15/45	5,269
	AbbVie, Inc.,
5,040	4.450%, 05/14/46	5,013
14,294	4.700%, 05/14/45	14,762
	Acadia Healthcare Co., Inc.,
520	5.125%, 07/01/22	510
700	5.625%, 02/15/23	701
528	6.125%, 03/15/21	545
3,004	6.500%, 03/01/24	3,083

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,280	ACCO Brands Corp., 6.750%, 04/30/20	5,557
3,366	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	1,902
2,375	ACI Worldwide, Inc., 6.375%, 08/15/20 (e)	2,446
	ADT Corp. (The),
6,730	3.500%, 07/15/22	6,374
8,100	4.125%, 06/15/23	7,920
2,239	Advanced Micro Devices, Inc., 7.000%, 07/01/24	2,218
	AECOM,
2,780	5.750%, 10/15/22	2,918
9,398	5.875%, 10/15/24	9,926
	AES Corp.,
1,900	4.875%, 05/15/23	1,885
1,500	5.500%, 03/15/24	1,522
6,285	5.500%, 04/15/25	6,348
2,903	6.000%, 05/15/26	2,990
6,704	7.375%, 07/01/21	7,559
8,189	Aetna, Inc., 4.375%, 06/15/46	8,299
3,136	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	2,054
5,465	Air Medical Group Holdings, Inc., 6.375%, 05/15/23 (e)	5,274
3,020	AK Steel Corp., 7.500%, 07/15/23	3,254
	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
2,365	5.750%, 03/15/25 (e)	2,335
8,103	6.625%, 06/15/24 (e)	8,407
2,953	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	3,256
	Alere, Inc.,
497	6.375%, 07/01/23 (e)	518
3,955	6.500%, 06/15/20	4,006
	Aleris International, Inc.,
240	7.875%, 11/01/20	240
1,975	9.500%, 04/01/21 (e)	2,123
	Alliance Data Systems Corp.,
1,939	5.375%, 08/01/22 (e)	1,866
970	5.875%, 11/01/21 (e)	980
2,395	Allison Transmission, Inc., 5.000%, 10/01/24 (e)	2,443
19,105	Allstate Corp. (The), VAR, 5.750%, 08/15/53	20,494
	Ally Financial, Inc.,
2,460	3.500%, 01/27/19	2,460
5,200	4.125%, 03/30/20	5,285
3,039	4.125%, 02/13/22	3,040
9,865	4.250%, 04/15/21	9,951
17,232	4.625%, 05/19/22	17,620

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
11,685	4.625%, 03/30/25	11,889
1,600	4.750%, 09/10/18	1,644
3,835	5.125%, 09/30/24	4,017
2,855	5.750%, 11/20/25	2,923
3,435	8.000%, 11/01/31	4,105
	Altice U.S. Finance I Corp.,
4,520	5.375%, 07/15/23 (e)	4,644
3,703	5.500%, 05/15/26 (e)	3,777
7,825	Altria Group, Inc., 3.875%, 09/16/46	7,712
3,120	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26 (e)	3,143
	AMC Entertainment, Inc.,
5,480	5.750%, 06/15/25	5,487
1,400	5.875%, 02/15/22	1,451
	AMC Networks, Inc.,
2,100	4.750%, 12/15/22	2,142
9,150	5.000%, 04/01/24	9,264
1,620	American Airlines Group, Inc., 5.500%, 10/01/19 (e)	1,673
	American Axle & Manufacturing, Inc.,
1,600	6.250%, 03/15/21	1,664
3,925	6.625%, 10/15/22	4,131
3,450	7.750%, 11/15/19	3,899
	American International Group, Inc.,
4,240	4.500%, 07/16/44	4,317
10,770	4.800%, 07/10/45	11,474
1,950	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	2,052
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,039	5.625%, 05/20/24	1,088
1,039	5.875%, 08/20/26	1,084
13,750	Amgen, Inc., 4.400%, 05/01/45	13,995
	Amkor Technology, Inc.,
9,149	6.375%, 10/01/22	9,435
4,556	6.625%, 06/01/21	4,647
1,312	AMN Healthcare, Inc., 5.125%, 10/01/24 (e)	1,332
	Amsurg Corp.,
1,000	5.625%, 11/30/20	1,025
1,075	5.625%, 07/15/22	1,097
6,805	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	7,806
	Anixter, Inc.,
6,606	5.500%, 03/01/23	6,953
2,060	5.625%, 05/01/19	2,183

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,255	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375%, 09/15/24 (e)	2,271
	Antero Resources Corp.,
7,948	5.125%, 12/01/22	8,008
3,548	5.375%, 11/01/21	3,583
3,955	5.625%, 06/01/23	4,034
1,565	6.000%, 12/01/20	1,610
	Anthem, Inc.,
3,295	4.650%, 08/15/44	3,505
3,640	5.100%, 01/15/44	4,126
	Apple, Inc.,
7,235	3.850%, 08/04/46	7,059
11,605	4.650%, 02/23/46	12,841
1,120	Aramark Services, Inc., 5.125%, 01/15/24	1,173
930	Archrock Partners LP/Archrock Partners Finance Corp., 6.000%, 10/01/22	872
	Arconic, Inc.,
9,295	5.125%, 10/01/24	9,690
2,063	5.400%, 04/15/21	2,197
3,092	5.870%, 02/23/22	3,306
789	6.150%, 08/15/20	862
1,469	6.750%, 01/15/28	1,605
12,442	Ashland LLC, 4.750%, 08/15/22	12,854
	Ashtead Capital, Inc.,
3,100	5.625%, 10/01/24 (e)	3,263
8,485	6.500%, 07/15/22 (e)	8,898
	AT&T, Inc.,
1,765	4.300%, 12/15/42	1,626
4,700	4.350%, 06/15/45	4,316
8,215	4.750%, 05/15/46	8,047
3,850	5.150%, 03/15/42	3,977
6,960	5.650%, 02/15/47	7,761
275	AutoNation, Inc., 5.500%, 02/01/20	300
	Avaya, Inc.,
4,920	7.000%, 04/01/19 (e)	3,998
3,340	9.000%, 04/01/19 (e)	2,772
2,160	10.500%, 03/01/21	713
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5,265	5.500%, 04/01/23	5,212
5,730	6.375%, 04/01/24 (e)	5,759
3,175	Axalta Coating Systems LLC, 4.875%, 08/15/24 (e)	3,223
4,450	B&G Foods, Inc., 4.625%, 06/01/21	4,572

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Ball Corp.,
495	4.000%, 11/15/23	501
1,850	4.375%, 12/15/20	1,970
905	5.000%, 03/15/22	973
1,962	5.250%, 07/01/25	2,089
5,095	Baxalta, Inc., 5.250%, 06/23/45	5,726
1,807	Becton, Dickinson and Co., 4.685%, 12/15/44	1,974
	Belden, Inc.,
445	5.250%, 07/15/24 (e)	448
5,499	5.500%, 09/01/22 (e)	5,623
	Berry Plastics Corp.,
1,875	5.125%, 07/15/23	1,908
500	6.000%, 10/15/22	530
7,755	Biogen, Inc., 5.200%, 09/15/45	8,754
	Blue Cube Spinco, Inc.,
5,012	9.750%, 10/15/23	5,889
6,107	10.000%, 10/15/25	7,329
4,817	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	4,709
3,080	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	2,687
	Boardwalk Pipelines LP,
132	4.950%, 12/15/24	137
5,777	5.950%, 06/01/26	6,409
920	Boise Cascade Co., 5.625%, 09/01/24 (e)	930
	Boyd Gaming Corp.,
970	6.375%, 04/01/26 (e)	1,038
7,395	6.875%, 05/15/23	7,913
1,500	Briggs & Stratton Corp., 6.875%, 12/15/20	1,661
7,840	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	7,830
	Cablevision Systems Corp.,
5,671	8.000%, 04/15/20	6,011
629	8.625%, 09/15/17	658
	Caesars Entertainment Operating Co., Inc.,
5,850	8.500%, 02/15/20 (d)	6,011
10,800	9.000%, 02/15/20 (d)	11,124
6,390	11.250%, 06/01/17 (d)	6,454
	CalAtlantic Group, Inc.,
1,240	5.375%, 10/01/22	1,303
1,538	5.875%, 11/15/24	1,642
1,275	8.375%, 01/15/21	1,514
2,759	Caleres, Inc., 6.250%, 08/15/23	2,904

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	California Resources Corp.,
55	5.500%, 09/15/21	33
19	6.000%, 11/15/24	10
3,303	8.000%, 12/15/22 (e)	2,238
1,151	Callon Petroleum Co., 6.125%, 10/01/24 (e)	1,186
	Calpine Corp.,
3,015	5.250%, 06/01/26 (e)	3,060
1,139	5.375%, 01/15/23	1,128
1,500	5.500%, 02/01/24	1,451
1,140	5.750%, 01/15/25	1,109
4,467	5.875%, 01/15/24 (e)	4,701
4,101	6.000%, 01/15/22 (e)	4,287
4,610	Casella Waste Systems, Inc., 7.750%, 02/15/19	4,709
3,650	CBS Corp., 4.600%, 01/15/45	3,707
1,090	CBS Radio, Inc., 7.250%, 11/01/24 (e)	1,132
658	CCM Merger, Inc., 9.125%, 05/01/19 (e)	688
	CCO Holdings LLC/CCO Holdings Capital Corp.,
3,280	5.125%, 05/01/23 (e)	3,395
3,700	5.375%, 05/01/25 (e)	3,802
9,840	5.500%, 05/01/26 (e)	10,110
266	5.750%, 09/01/23	281
10,221	5.750%, 02/15/26 (e)	10,649
35,767	5.875%, 04/01/24 (e)	37,734
	CDW LLC/CDW Finance Corp.,
2,242	5.000%, 09/01/23	2,302
875	5.500%, 12/01/24	921
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
1,095	5.250%, 03/15/21	1,135
575	5.375%, 06/01/24	607
8,615	Celgene Corp., 5.000%, 08/15/45	9,252
	Cemex Finance LLC,
640	6.000%, 04/01/24 (e)	661
6,690	9.375%, 10/12/22 (e)	7,342
	Centene Corp.,
100	4.750%, 05/15/22	101
2,850	4.750%, 01/15/25	2,843
2,570	5.625%, 02/15/21	2,705
1,745	6.125%, 02/15/24	1,854
2,600	Central Garden & Pet Co., 6.125%, 11/15/23	2,789
	CenturyLink, Inc.,
13,146	Series T, 5.800%, 03/15/22	13,343
8,375	Series W, 6.750%, 12/01/23	8,606

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,275	Cenveo Corp., 8.500%, 09/15/22 (e)	893
	CF Industries, Inc.,
5,290	4.950%, 06/01/43	4,430
2,630	5.150%, 03/15/34	2,368
8,530	5.375%, 03/15/44	7,302
	Change Healthcare Holdings, Inc.,
4,180	6.000%, 02/15/21 (e)	4,389
4,435	11.000%, 12/31/19	4,657
22,245	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484%, 10/23/45 (e)	26,146
	Chemours Co. (The),
4,745	6.625%, 05/15/23	4,602
1,500	7.000%, 05/15/25	1,459
2,120	Cheniere Corpus Christi Holdings LLC, 7.000%, 06/30/24 (e)	2,247
	Chesapeake Energy Corp.,
3,110	4.875%, 04/15/22	2,643
918	5.750%, 03/15/23	794
1,771	6.125%, 02/15/21	1,616
9,807	8.000%, 12/15/22 (e)	9,979
	CHS/Community Health Systems, Inc.,
151	5.125%, 08/15/18	149
3,274	5.125%, 08/01/21	3,028
4,257	6.875%, 02/01/22	3,172
2,575	7.125%, 07/15/20	2,086
2,889	8.000%, 11/15/19	2,513
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (d) (e)	73
1,934	Cincinnati Bell, Inc., 7.000%, 07/15/24 (e)	2,026
	Cinemark USA, Inc.,
3,600	4.875%, 06/01/23	3,605
2,412	5.125%, 12/15/22	2,478
	CIT Group, Inc.,
7,263	5.000%, 08/15/22	7,774
9,242	5.375%, 05/15/20	9,877
17,825	5.500%, 02/15/19 (e)	18,783
2,077	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	2,125
1,908	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	1,951
	Claire’s Stores, Inc.,
1,150	6.125%, 03/15/20 (e)	564
11,608	9.000%, 03/15/19 (e)	5,804
	Clean Harbors, Inc.,
1,490	5.125%, 06/01/21	1,525
6,200	5.250%, 08/01/20	6,324

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Clear Channel Worldwide Holdings, Inc.,
1,675	Series A, 6.500%, 11/15/22	1,675
34,845	Series B, 6.500%, 11/15/22	35,507
115	Series A, 7.625%, 03/15/20	108
21,593	Series B, 7.625%, 03/15/20	20,891
	Clearwater Paper Corp.,
3,025	4.500%, 02/01/23	3,010
900	5.375%, 02/01/25 (e)	909
387	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.000%, 11/01/21	392
4,235	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	2,774
	CNH Industrial Capital LLC,
3,475	4.375%, 11/06/20	3,553
5,420	4.875%, 04/01/21	5,623
	CNO Financial Group, Inc.,
600	4.500%, 05/30/20	616
5,015	5.250%, 05/30/25	5,103
2,977	Coeur Mining, Inc., 7.875%, 02/01/21	3,051
2,669	Cogent Communications Finance, Inc., 5.625%, 04/15/21 (e)	2,682
3,900	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	4,007
3,290	Columbia Pipeline Group, Inc., 5.800%, 06/01/45	3,902
3,320	Comcast Corp., 3.400%, 07/15/46	3,067
3,227	Commercial Metals Co., 4.875%, 05/15/23	3,195
9,502	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	9,977
	CommScope, Inc.,
358	4.375%, 06/15/20 (e)	369
2,355	5.000%, 06/15/21 (e)	2,420
5,188	5.500%, 06/15/24 (e)	5,434
	Communications Sales & Leasing, Inc./CSL Capital LLC,
4,115	6.000%, 04/15/23 (e)	4,269
7,160	8.250%, 10/15/23	7,554
	Concho Resources, Inc.,
657	5.500%, 04/01/23	672
1,834	6.500%, 01/15/22	1,898
1,855	CONSOL Energy, Inc., 5.875%, 04/15/22	1,707
2,232	Consolidated Communications, Inc., 6.500%, 10/01/22	2,199
1,270	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/54	1,423
30	Constar International, Inc., 11.000%, 12/31/17 (d)	3

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Constellation Brands, Inc.,
299	3.750%, 05/01/21	316
995	4.750%, 11/15/24	1,089
1,865	4.750%, 12/01/25	2,049
510	6.000%, 05/01/22	592
793	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	828
43	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	47
899	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	991
722	Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	758
	Continental Resources, Inc.,
310	3.800%, 06/01/24	285
6,476	4.500%, 04/15/23	6,168
8,434	5.000%, 09/15/22	8,308
468	7.125%, 04/01/21	485
3,273	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (d) (e)	3,285
	Corrections Corp. of America,
8,720	4.125%, 04/01/20	8,153
2,400	4.625%, 05/01/23	2,106
4,070	Cortes NP Acquisition Corp., 9.250%, 10/15/24 (e)	4,263
	Cott Beverages, Inc.,
3,076	5.375%, 07/01/22	3,122
5,762	6.750%, 01/01/20	5,985
	Covanta Holding Corp.,
240	5.875%, 03/01/24	234
577	6.375%, 10/01/22	587
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
854	6.000%, 12/15/20	869
3,830	6.125%, 03/01/22	3,916
1,409	6.250%, 04/01/23	1,427
1,765	Crown Americas LLC/Crown Americas Capital Corp. V, 4.250%, 09/30/26 (e)	1,730
1,770	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	1,814
1,863	Crown Castle International Corp., 4.875%, 04/15/22	2,055
	CSC Holdings LLC,
4,250	5.500%, 04/15/27 (e)	4,311
1,400	6.625%, 10/15/25 (e)	1,517
1,995	6.750%, 11/15/21	2,100

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,781	8.625%, 02/15/19	1,987
7,700	10.125%, 01/15/23 (e)	8,682
900	10.875%, 10/15/25 (e)	1,035
1,600	CSI Compressco LP/CSI Compressco Finance, Inc., 7.250%, 08/15/22	1,480
4,820	CSX Corp., 4.250%, 11/01/66	4,682
7,380	CVR Partners LP/CVR Nitrogen Finance Corp., 9.250%, 06/15/23 (e)	7,237
	Dana, Inc.,
6,250	5.500%, 12/15/24	6,469
6,125	6.000%, 09/15/23	6,393
4,795	Darling Ingredients, Inc., 5.375%, 01/15/22	4,999
	DaVita, Inc.,
7,480	5.000%, 05/01/25	7,218
3,569	5.125%, 07/15/24	3,480
1,275	5.750%, 08/15/22	1,308
	DCP Midstream Operating LP,
1,595	3.875%, 03/15/23	1,551
702	4.950%, 04/01/22	720
6,738	Dean Foods Co., 6.500%, 03/15/23 (e)	7,176
37	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	37
351	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	378
447	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	483
	Denbury Resources, Inc.,
4,635	4.625%, 07/15/23	3,372
3,290	5.500%, 05/01/22	2,599
6,625	Devon Energy Corp., 5.000%, 06/15/45	6,418
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
25	3.480%, 06/01/19 (e)	26
1,310	4.420%, 06/15/21 (e)	1,370
7,581	5.450%, 06/15/23 (e)	8,121
2,895	5.875%, 06/15/21 (e)	3,036
9,141	6.020%, 06/15/26 (e)	9,960
1,465	7.125%, 06/15/24 (e)	1,605
529	8.100%, 07/15/36 (e)	629
8,987	8.350%, 07/15/46 (e)	10,898
4,015	Diebold, Inc., 8.500%, 04/15/24 (e)	4,255
	DISH DBS Corp.,
7,460	5.000%, 03/15/23	7,348
21,445	5.875%, 07/15/22	22,249
12,880	5.875%, 11/15/24	12,969
24,609	6.750%, 06/01/21	26,439

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
3,982	7.750%, 07/01/26	4,373
530	7.875%, 09/01/19	590
6,950	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	6,377
5,148	Dollar Tree, Inc., 5.750%, 03/01/23	5,463
2,229	Dominion Gas Holdings LLC, 4.600%, 12/15/44	2,343
	Dominion Resources, Inc.,
4,755	4.700%, 12/01/44	5,209
17,485	VAR, 5.750%, 10/01/54	18,184
1,984	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	2,004
3,419	DS Services of America, Inc., 10.000%, 09/01/21 (e)	3,795
5,625	Duke Energy Corp., 3.750%, 09/01/46	5,367
1,693	DuPont Fabros Technology LP, 5.875%, 09/15/21	1,773
	Dynegy, Inc.,
5,138	5.875%, 06/01/23	4,601
6,280	7.375%, 11/01/22	6,076
8,155	7.625%, 11/01/24	7,798
3,400	8.000%, 01/15/25 (e)	3,281
720	E*TRADE Financial Corp., 5.375%, 11/15/22	770
560	Eldorado Resorts, Inc., 7.000%, 08/01/23	595
26,596	Embarq Corp., 7.995%, 06/01/36	26,995
1,129	EMC Corp., 2.650%, 06/01/20	1,098
1,825	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24 (e)	1,971
3,026	Endo Finance LLC, 5.750%, 01/15/22 (e)	2,723
1,846	Endo Finance LLC/Endo Finco, Inc., 7.250%, 01/15/22 (e)	1,749
8,500	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	8,606
6,302	Energy Transfer Equity LP, 5.875%, 01/15/24	6,381
	Energy Transfer Partners LP,
3,020	5.150%, 02/01/43	2,801
1,155	6.125%, 12/15/45	1,203
2,091	EnerSys, 5.000%, 04/30/23 (e)	2,143
	EnLink Midstream Partners LP,
890	4.150%, 06/01/25	868
756	4.850%, 07/15/26	770
455	EnLink Midstream Partners LP/EnLink Midstream Finance Corp., 7.125%, 06/01/22	481
5,373	Entegris, Inc., 6.000%, 04/01/22 (e)	5,561

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Enterprise Products Operating LLC,
2,890	4.850%, 03/15/44	2,926
12,190	4.900%, 05/15/46	12,632
1,754	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	1,744
	EP Energy LLC/Everest Acquisition Finance, Inc.,
993	6.375%, 06/15/23	675
4,036	7.750%, 09/01/22	2,745
14,675	9.375%, 05/01/20	11,483
	Equinix, Inc.,
1,320	4.875%, 04/01/20	1,366
3,098	5.375%, 01/01/22	3,284
950	5.375%, 04/01/23	992
948	5.750%, 01/01/25	1,002
3,555	5.875%, 01/15/26	3,776
8,015	ERAC USA Finance LLC, 4.200%, 11/01/46 (e)	7,777
5,852	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	5,793
	Exelon Corp.,
6,060	4.450%, 04/15/46	6,311
3,750	5.100%, 06/15/45	4,245
	Express Scripts Holding Co.,
7,130	4.800%, 07/15/46	7,150
1,556	6.125%, 11/15/41	1,853
	FedEx Corp.,
6,025	4.550%, 04/01/46	6,437
2,215	4.750%, 11/15/45	2,411
1,170	Ferrellgas LP/Ferrellgas Finance Corp., 6.750%, 06/15/23	1,091
1,605	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	1,601
	First Data Corp.,
5,757	5.000%, 01/15/24 (e)	5,829
14,508	5.375%, 08/15/23 (e)	14,979
29,972	5.750%, 01/15/24 (e)	30,497
5,563	6.750%, 11/01/20 (e)	5,758
11,323	7.000%, 12/01/23 (e)	11,903
22,380	Ford Motor Co., 4.750%, 01/15/43	22,405
2,500	Ford Motor Credit Co. LLC, 5.000%, 05/15/18	2,617
	Freeport-McMoRan, Inc.,
2,395	3.100%, 03/15/20	2,305
985	3.550%, 03/01/22	901
7,550	3.875%, 03/15/23	6,871
3,074	4.000%, 11/14/21	2,905

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,145	4.550%, 11/14/24	1,047
375	5.400%, 11/14/34	323
5,805	5.450%, 03/15/43	4,818
	Fresenius Medical Care U.S. Finance II, Inc.,
860	4.125%, 10/15/20 (e)	894
2,965	4.750%, 10/15/24 (e)	3,091
978	5.625%, 07/31/19 (e)	1,059
3,357	5.875%, 01/31/22 (e)	3,803
400	6.500%, 09/15/18 (e)	431
1,850	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	2,067
	Frontier Communications Corp.,
1,085	6.250%, 09/15/21	1,031
865	7.125%, 03/15/19	925
365	8.125%, 10/01/18	397
6,723	8.500%, 04/15/20	7,177
715	8.875%, 09/15/20	760
4,695	9.250%, 07/01/21	4,953
10,798	10.500%, 09/15/22	11,230
22,317	11.000%, 09/15/25	22,784
900	FTI Consulting, Inc., 6.000%, 11/15/22	945
4,460	GCI, Inc., 6.750%, 06/01/21	4,605
3,552	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	4,023
5,100	General Cable Corp., 5.750%, 10/01/22	4,820
	General Motors Co.,
12,250	4.875%, 10/02/23	13,194
9,020	6.250%, 10/02/43	10,337
9,930	6.750%, 04/01/46	12,198
	General Motors Financial Co., Inc.,
1,621	3.250%, 05/15/18	1,650
700	3.450%, 04/10/22	708
205	4.250%, 05/15/23	213
1,050	4.750%, 08/15/17	1,076
	Genesis Energy LP/Genesis Energy Finance Corp.,
2,418	5.625%, 06/15/24	2,394
1,054	6.000%, 05/15/23	1,057
780	6.750%, 08/01/22	801
	GenOn Energy, Inc.,
1,000	9.500%, 10/15/18	803
4,859	9.875%, 10/15/20	3,632
	GEO Group, Inc. (The),
8,165	5.875%, 01/15/22	7,696
2,215	6.000%, 04/15/26	1,910

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Gilead Sciences, Inc.,
7,890	4.150%, 03/01/47	7,825
15,575	4.750%, 03/01/46	16,836
	Global Partners LP/GLP Finance Corp.,
1,085	6.250%, 07/15/22	1,036
1,250	7.000%, 06/15/23	1,194
	GLP Capital LP/GLP Financing II, Inc.,
160	4.375%, 04/15/21	169
4,035	5.375%, 11/01/23	4,322
1,555	5.375%, 04/15/26	1,648
1,890	Golden Nugget, Inc., 8.500%, 12/01/21 (e)	1,985
2,585	Goodman Networks, Inc., 12.125%, 07/01/18	1,105
	Goodyear Tire & Rubber Co. (The),
4,150	5.000%, 05/31/26	4,171
1,685	5.125%, 11/15/23	1,740
5,787	7.000%, 05/15/22	6,083
3,179	8.750%, 08/15/20	3,807
	Graphic Packaging International, Inc.,
1,187	4.750%, 04/15/21	1,261
570	4.875%, 11/15/22	597
	Gray Television, Inc.,
2,285	5.125%, 10/15/24 (e)	2,216
1,445	5.875%, 07/15/26 (e)	1,438
3,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	3,361
2,460	Group 1 Automotive, Inc., 5.250%, 12/15/23 (e)	2,448
983	Guitar Center, Inc., 6.500%, 04/15/19 (e)	882
1,045	Gulfport Energy Corp., 6.000%, 10/15/24 (e)	1,063
7,564	H&E Equipment Services, Inc., 7.000%, 09/01/22	7,957
315	Halcon Resources Corp., 8.625%, 02/01/20 (e)	321
15,855	Halliburton Co., 5.000%, 11/15/45	17,418
2,870	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	2,081
	Harland Clarke Holdings Corp.,
2,075	6.875%, 03/01/20 (e)	1,987
395	9.750%, 08/01/18 (e)	404
4,520	Harris Corp., 5.054%, 04/27/45	4,977
650	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	710
3,847	HCA Holdings, Inc., 6.250%, 02/15/21	4,150
	HCA, Inc.,
2,318	3.750%, 03/15/19	2,370

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,410	4.250%, 10/15/19	1,463
2,330	4.500%, 02/15/27	2,301
1,976	5.000%, 03/15/24	2,065
2,275	5.250%, 04/15/25	2,383
2,985	5.250%, 06/15/26	3,121
34,466	5.375%, 02/01/25	35,233
9,245	5.875%, 03/15/22	10,169
6,435	5.875%, 02/15/26	6,757
8,811	6.500%, 02/15/20	9,753
30,533	7.500%, 02/15/22	34,731
1,400	8.000%, 10/01/18	1,552
2,040	Series 1, 5.875%, 05/01/23	2,162
	HD Supply, Inc.,
10,595	5.250%, 12/15/21 (e)	11,257
2,010	5.750%, 04/15/24 (e)	2,111
	HealthSouth Corp.,
3,470	5.750%, 11/01/24	3,578
3,650	5.750%, 09/15/25	3,778
3,151	Hecla Mining Co., 6.875%, 05/01/21	3,214
	Herc Rentals, Inc.,
3,190	7.500%, 06/01/22 (e)	3,190
4,775	7.750%, 06/01/24 (e)	4,799
	Hertz Corp. (The),
4,215	5.500%, 10/15/24 (e)	4,092
1,741	5.875%, 10/15/20	1,789
3,150	6.250%, 10/15/22	3,213
9,315	7.375%, 01/15/21	9,595
5,595	Hess Corp., 5.800%, 04/01/47	5,731
	Hexion, Inc.,
20,394	6.625%, 04/15/20	17,845
1,600	8.875%, 02/01/18	1,521
	Hilcorp Energy I LP/Hilcorp Finance Co.,
1,234	5.000%, 12/01/24 (e)	1,203
4,222	5.750%, 10/01/25 (e)	4,233
1,656	7.625%, 04/15/21 (e)	1,697
600	Hillman Group, Inc. (The), 6.375%, 07/15/22 (e)	557
6,428	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	6,749
3,590	Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24 (e)	3,599
2,800	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	2,884

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Holly Energy Partners LP/Holly Energy Finance Corp.,
2,710	6.000%, 08/01/24 (e)	2,818
500	6.500%, 03/01/20	514
4,617	Hologic, Inc., 5.250%, 07/15/22 (e)	4,883
1,000	HRG Group, Inc., 7.875%, 07/15/19	1,048
	Hughes Satellite Systems Corp.,
7,450	5.250%, 08/01/26 (e)	7,338
1,570	6.500%, 06/15/19	1,713
2,335	6.625%, 08/01/26 (e)	2,312
	Huntsman International LLC,
560	4.875%, 11/15/20	581
11,665	5.125%, 11/15/22	12,073
7,805	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	7,434
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
2,470	4.875%, 03/15/19	2,459
919	5.875%, 02/01/22	874
	iHeartCommunications, Inc.,
2,813	9.000%, 12/15/19	2,134
2,067	9.000%, 03/01/21	1,478
8,163	ILFC E-Capital Trust I, VAR, 4.000%, 12/21/65 (e)	6,510
4,720	ILFC E-Capital Trust II, VAR, 4.250%, 12/21/65 (e)	3,847
3,317	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	3,321
1,209	Indiana Michigan Power Co., Series K, 4.550%, 03/15/46	1,315
8,192	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (cash), 05/01/21 (e) (v)	8,312
	Infor U.S., Inc.,
1,248	5.750%, 08/15/20 (e)	1,306
15,605	6.500%, 05/15/22	16,151
5,663	Informatica LLC, 7.125%, 07/15/23 (e)	5,267
2,065	Ingles Markets, Inc., 5.750%, 06/15/23	2,137
10,440	Intel Corp., 4.100%, 05/19/46	10,752
	International Lease Finance Corp.,
1,500	4.625%, 04/15/21	1,567
825	5.875%, 04/01/19	887
5,250	6.250%, 05/15/19	5,683
4,020	Interval Acquisition Corp., 5.625%, 04/15/23	4,151
4,480	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	4,542

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Iron Mountain, Inc.,
1,530	5.750%, 08/15/24	1,568
4,028	6.000%, 10/01/20 (e)	4,265
1,250	6.000%, 08/15/23	1,328
4,093	Isle of Capri Casinos, Inc., 5.875%, 03/15/21	4,257
1,915	ITC Holdings Corp., 5.300%, 07/01/43	2,164
	J.C. Penney Corp., Inc.,
400	5.875%, 07/01/23 (e)	411
449	8.125%, 10/01/19	489
500	Jack Cooper Holdings Corp., 9.250%, 06/01/20	335
2,310	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 08/01/23 (e)	2,323
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,058
	JBS USA LUX S.A./JBS USA Finance, Inc.,
4,689	5.750%, 06/15/25 (e)	4,584
4,448	5.875%, 07/15/24 (e)	4,445
9,834	7.250%, 06/01/21 (e)	10,104
2,701	8.250%, 02/01/20 (e)	2,775
773	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	771
993	Kaiser Aluminum Corp., 5.875%, 05/15/24	1,049
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
2,070	5.000%, 06/01/24 (e)	2,127
2,070	5.250%, 06/01/26 (e)	2,158
2,000	Kinder Morgan Energy Partners LP, 5.625%, 09/01/41	1,992
7,460	Kindred Healthcare, Inc., 8.750%, 01/15/23	7,236
	Kinetic Concepts, Inc./KCI USA, Inc.,
2,560	7.875%, 02/15/21 (e)	2,781
10,065	9.625%, 10/01/21 (e)	9,700
6,400	KLX, Inc., 5.875%, 12/01/22 (e)	6,513
2,065	Kohl’s Corp., 5.550%, 07/17/45	2,005
	Kraft Heinz Foods Co.,
7,495	4.375%, 06/01/46	7,551
11,712	5.200%, 07/15/45	13,255
3,574	Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	3,252
3,680	Kroger Co. (The), 3.875%, 10/15/46	3,521
	L Brands, Inc.,
1,335	5.625%, 02/15/22	1,462
4,100	5.625%, 10/15/23	4,510
4,245	6.625%, 04/01/21	4,882
6,385	6.750%, 07/01/36	6,778
1,606	6.875%, 11/01/35	1,702

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Lamar Media Corp.,
1,000	5.000%, 05/01/23	1,047
258	5.375%, 01/15/24	272
3,757	5.750%, 02/01/26	4,022
1,340	Landry’s, Inc., 6.750%, 10/15/24 (e)	1,367
2,900	Laredo Petroleum, Inc., 7.375%, 05/01/22	2,987
	Lear Corp.,
3,400	5.250%, 01/15/25	3,655
2,000	5.375%, 03/15/24	2,138
	Lennar Corp.,
950	4.500%, 06/15/19	992
690	4.500%, 11/15/19	725
625	4.750%, 05/30/25	634
994	4.875%, 12/15/23	1,021
175	6.950%, 06/01/18	186
555	Series B, 12.250%, 06/01/17	586
1,000	Level 3 Communications, Inc., 5.750%, 12/01/22	1,030
	Level 3 Financing, Inc.,
6,451	5.125%, 05/01/23	6,515
3,753	5.250%, 03/15/26 (e)	3,800
325	5.375%, 08/15/22	335
4,220	5.375%, 01/15/24	4,294
9,989	5.375%, 05/01/25	10,139
401	5.625%, 02/01/23	412
75	Levi Strauss & Co., 5.000%, 05/01/25	78
870	Liberty Interactive LLC, 8.250%, 02/01/30	931
2,538	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	2,982
	LifePoint Health, Inc.,
609	5.375%, 05/01/24 (e)	605
1,335	5.500%, 12/01/21	1,382
1,887	LIN Television Corp., 5.875%, 11/15/22	1,974
	Live Nation Entertainment, Inc.,
2,805	4.875%, 11/01/24 (e)	2,798
1,365	5.375%, 06/15/22 (e)	1,413
1,018	7.000%, 09/01/20 (e)	1,057
3,265	LSB Industries, Inc., SUB, 8.500%, 08/01/19	3,036
5,837	LTF Merger Sub, Inc., 8.500%, 06/15/23 (e)	5,954
2,495	M/I Homes, Inc., 6.750%, 01/15/21	2,626
1,320	Magellan Midstream Partners LP, 4.250%, 09/15/46	1,283
3,805	Magnachip Semiconductor Corp., 6.625%, 07/15/21	3,310
4,280	Markel Corp., 5.000%, 04/05/46	4,537

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,117	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	1,070
6,815	Massachusetts Electric Co., 4.004%, 08/15/46 (e)	6,924
4,837	MasTec, Inc., 4.875%, 03/15/23	4,710
890	Match Group, Inc., 6.375%, 06/01/24	961
7,280	McDonald’s Corp., 4.875%, 12/09/45	8,158
2,500	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23	2,600
	Meritage Homes Corp.,
1,270	7.000%, 04/01/22	1,418
420	7.150%, 04/15/20	466
12,815	MetLife, Inc., 6.400%, 12/15/36	14,353
	MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.,
1,985	4.500%, 09/01/26 (e)	1,942
2,465	5.625%, 05/01/24 (e)	2,624
	MGM Resorts International,
2,430	4.625%, 09/01/26	2,339
1,495	5.250%, 03/31/20	1,580
22,455	6.000%, 03/15/23	24,307
3,070	6.625%, 12/15/21	3,429
350	6.750%, 10/01/20	390
20,834	7.750%, 03/15/22	24,109
2,165	Michaels Stores, Inc., 5.875%, 12/15/20 (e)	2,233
	Micron Technology, Inc.,
2,921	5.250%, 08/01/23 (e)	2,863
10,302	5.250%, 01/15/24 (e)	10,044
265	5.500%, 02/01/25	259
847	5.625%, 01/15/26 (e)	822
1,087	5.875%, 02/15/22	1,123
6,314	7.500%, 09/15/23 (e)	6,969
5,025	Microsemi Corp., 9.125%, 04/15/23 (e)	5,791
	Microsoft Corp.,
11,045	3.950%, 08/08/56	10,783
13,370	4.750%, 11/03/55	14,988
3,870	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	3,957
4,645	Molson Coors Brewing Co., 4.200%, 07/15/46	4,672
	Momentive Performance Materials, Inc.,
1,350	3.880%, 10/24/21	1,202
1,350	8.875%, 10/15/20 (d)	—	(h)
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d)	—

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
11	7.750%, 03/15/36 (d)	—
115	8.375%, 07/15/33 (d)	—
6,054	MPG Holdco I, Inc., 7.375%, 10/15/22	6,168
5,316	MPH Acquisition Holdings LLC, 7.125%, 06/01/24 (e)	5,688
	MPLX LP,
5,720	4.875%, 12/01/24	5,984
7,685	4.875%, 06/01/25	8,020
5,035	5.500%, 02/15/23	5,246
2,185	MSCI, Inc., 5.250%, 11/15/24 (e)	2,294
7,005	National Rural Utilities Cooperative Finance Corp., VAR, 5.250%, 04/20/46	7,487
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
1,372	6.500%, 07/01/21	1,362
1,028	6.500%, 06/01/22	1,000
3,280	7.875%, 10/01/20	3,345
421	9.625%, 05/01/19	441
342	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	258
2,007	NBTY, Inc., 7.625%, 05/15/21 (e)	1,967
1,965	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	2,149
	NCR Corp.,
686	5.000%, 07/15/22	697
903	6.375%, 12/15/23	955
	Neiman Marcus Group Ltd. LLC,
4,962	8.000%, 10/15/21 (e)	4,093
4,925	8.750% (cash), 10/15/21 (e)	3,888
	Netflix, Inc.,
1,164	5.375%, 02/01/21	1,248
700	5.500%, 02/15/22	758
1,645	5.750%, 03/01/24	1,789
700	5.875%, 02/15/25	775
747	Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.875%, 03/15/22 (e)	778
	New Albertson’s, Inc.,
675	6.625%, 06/01/28	607
1,129	7.450%, 08/01/29	1,087
645	7.750%, 06/15/26	640
960	8.000%, 05/01/31	934
2,042	8.700%, 05/01/30	2,073
	Newfield Exploration Co.,
1,000	5.375%, 01/01/26	1,028

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
3,882	5.625%, 07/01/24	4,037
5,347	5.750%, 01/30/22	5,574
	Nexstar Broadcasting, Inc.,
4,580	6.125%, 02/15/22 (e)	4,694
6,533	6.875%, 11/15/20	6,770
2,020	Nexstar Escrow Corp., 5.625%, 08/01/24 (e)	2,005
1,985	NFP Corp., 9.000%, 07/15/21 (e)	2,025
	NGL Energy Partners LP/NGL Energy Finance Corp.,
445	5.125%, 07/15/19	440
750	6.875%, 10/15/21	739
	NGPL PipeCo LLC,
3,400	7.119%, 12/15/17 (e)	3,543
1,100	9.625%, 06/01/19 (e)	1,155
12,144	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	12,368
	Noble Energy, Inc.,
2,060	5.050%, 11/15/44	2,069
3,150	5.250%, 11/15/43	3,322
2,725	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	3,066
	Novelis Corp.,
5,165	5.875%, 09/30/26 (e)	5,230
5,000	6.250%, 08/15/24 (e)	5,200
	NRG Energy, Inc.,
2,500	6.250%, 05/01/24	2,425
3,766	6.625%, 03/15/23	3,757
10,058	6.625%, 01/15/27 (e)	9,420
	NRG Yield Operating LLC,
2,465	5.000%, 09/15/26 (e)	2,391
1,000	5.375%, 08/15/24	1,020
2,867	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	2,946
	Nucor Corp.,
1,657	5.200%, 08/01/43	1,874
3,360	6.400%, 12/01/37	4,117
	NuStar Logistics LP,
1,189	4.800%, 09/01/20	1,204
430	6.750%, 02/01/21	467
1,010	NWH Escrow Corp., 7.500%, 08/01/21 (e)	732
	Oasis Petroleum, Inc.,
6,919	6.500%, 11/01/21	6,875
5,814	6.875%, 03/15/22	5,756
360	6.875%, 01/15/23	353
1,320	Oglethorpe Power Corp., 4.250%, 04/01/46	1,355

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,600	ONEOK Partners LP, 6.200%, 09/15/43	4,068
	ONEOK, Inc.,
150	4.250%, 02/01/22	148
383	7.500%, 09/01/23	440
	Oracle Corp.,
13,145	4.000%, 07/15/46	12,995
10,650	4.375%, 05/15/55	11,002
	Orbital ATK, Inc.,
672	5.250%, 10/01/21	696
870	5.500%, 10/01/23	907
	Oshkosh Corp.,
2,475	5.375%, 03/01/22	2,596
4,609	5.375%, 03/01/25	4,816
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
748	5.250%, 02/15/22	774
1,650	5.625%, 02/15/24	1,716
750	5.875%, 03/15/25	784
	Owens-Brockway Glass Container, Inc.,
810	5.000%, 01/15/22 (e)	848
545	5.375%, 01/15/25 (e)	561
584	5.875%, 08/15/23 (e)	622
1,084	6.375%, 08/15/25 (e)	1,190
	Parker Drilling Co.,
755	6.750%, 07/15/22	596
660	7.500%, 08/01/20	543
705	Parsley Energy LLC/Parsley Finance Corp., 6.250%, 06/01/24 (e)	740
2,540	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	2,696
1,588	PBF Holding Co. LLC/PBF Finance Corp., 7.000%, 11/15/23 (e)	1,469
1,089	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 05/15/23	1,056
	Penn Virginia Corp.,
500	7.250%, 04/15/19 (d)	10
1,100	8.500%, 05/01/20 (d)	21
2,399	Penske Automotive Group, Inc., 5.500%, 05/15/26	2,381
660	Performance Food Group, Inc., 5.500%, 06/01/24 (e)	680
17,800	PetSmart, Inc., 7.125%, 03/15/23 (e)	18,623
14,121	Phillips 66, 4.875%, 11/15/44	15,132
3,815	Phillips 66 Partners LP, 4.900%, 10/01/46	3,791
2,096	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	2,143

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
760	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 01/15/24	815
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	456
231	7.500%, 01/15/20	267
	Plains All American Pipeline LP/PAA Finance Corp.,
1,560	4.700%, 06/15/44	1,439
1,490	4.900%, 02/15/45	1,417
4,466	Plantronics, Inc., 5.500%, 05/31/23 (e)	4,544
3,924	PolyOne Corp., 5.250%, 03/15/23	4,016
	Post Holdings, Inc.,
1,997	5.000%, 08/15/26 (e)	1,937
2,200	6.000%, 12/15/22 (e)	2,321
5,411	6.750%, 12/01/21 (e)	5,783
7,604	7.750%, 03/15/24 (e)	8,357
350	8.000%, 07/15/25 (e)	399
9,206	PPL Capital Funding, Inc., Series A, VAR, 6.700%, 03/30/67	8,216
	Prestige Brands, Inc.,
1,725	5.375%, 12/15/21 (e)	1,790
805	6.375%, 03/01/24 (e)	855
9,773	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.250%, 05/15/23 (e)	10,363
	Prudential Financial, Inc.,
7,920	VAR, 5.200%, 03/15/44	8,098
5,006	VAR, 5.375%, 05/15/45	5,204
23,245	VAR, 5.625%, 06/15/43	24,988
20,685	VAR, 5.875%, 09/15/42	22,650
	PulteGroup, Inc.,
1,376	5.000%, 01/15/27	1,366
1,576	5.500%, 03/01/26	1,639
	QEP Resources, Inc.,
2,072	5.250%, 05/01/23	2,036
4,333	5.375%, 10/01/22	4,290
812	6.875%, 03/01/21	854
2,241	Qorvo, Inc., 6.750%, 12/01/23	2,454
1,000	Quad/Graphics, Inc., 7.000%, 05/01/22	960
12,606	QUALCOMM, Inc., 4.800%, 05/20/45	13,884
6,099	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	6,023
	Quintiles IMS, Inc.,
1,255	4.875%, 05/15/23 (e)	1,291
6,380	5.000%, 10/15/26 (e)	6,587
7,311	6.000%, 11/01/20 (e)	7,421

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Qwest Capital Funding, Inc.,
239	6.875%, 07/15/28	226
2,995	7.750%, 02/15/31	2,860
375	Qwest Corp., 7.250%, 09/15/25	409
	R.R. Donnelley & Sons Co.,
58	7.000%, 02/15/22	58
265	7.875%, 03/15/21	285
1,123	Radian Group, Inc., 7.000%, 03/15/21	1,259
3,655	Radio Systems Corp., 8.375%, 11/01/19 (e)	3,815
	Range Resources Corp.,
6,244	4.875%, 05/15/25	5,966
2,947	5.000%, 03/15/23 (e)	2,851
1,500	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.250%, 12/01/21 (e)	1,577
	Regal Entertainment Group,
8,779	5.750%, 03/15/22	9,086
1,200	5.750%, 06/15/23	1,233
315	5.750%, 02/01/25	317
3,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 04/15/23	3,090
2,030	Reliance Holding USA, Inc., Reg. S, 5.400%, 02/14/22	2,267
	Revlon Consumer Products Corp.,
600	5.750%, 02/15/21	606
1,271	6.250%, 08/01/24 (e)	1,309
6,790	Reynolds American, Inc., 5.850%, 08/15/45	8,495
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
1,700	5.125%, 07/15/23 (e)	1,742
8,885	5.750%, 10/15/20	9,119
4,750	6.875%, 02/15/21	4,916
1,745	7.000%, 07/15/24 (e)	1,865
1,950	8.250%, 02/15/21	2,037
1,732	9.875%, 08/15/19	1,775
	RHP Hotel Properties LP/RHP Finance Corp.,
2,950	5.000%, 04/15/21	3,038
3,828	5.000%, 04/15/23	3,905
1,145	Rice Energy, Inc., 7.250%, 05/01/23	1,214
	Rite Aid Corp.,
11,397	6.125%, 04/01/23 (e)	12,045
910	6.750%, 06/15/21	958
1,600	9.250%, 03/15/20	1,682
6,840	Riverbed Technology, Inc., 8.875%, 03/01/23 (e)	7,285

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
885	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125%, 08/15/21 (e)	914
	Rose Rock Midstream LP/Rose Rock Finance Corp.,
1,146	5.625%, 07/15/22	1,095
1,070	5.625%, 11/15/23	1,027
7,778	RSI Home Products, Inc., 6.500%, 03/15/23 (e)	8,245
3,043	RSP Permian, Inc., 6.625%, 10/01/22	3,207
	Sabine Pass Liquefaction LLC,
2,420	5.000%, 03/15/27 (e)	2,462
3,337	5.625%, 02/01/21	3,521
16,197	5.625%, 04/15/23	17,209
2,853	5.625%, 03/01/25	3,017
975	5.750%, 05/15/24	1,031
4,785	5.875%, 06/30/26 (e)	5,157
5,295	6.250%, 03/15/22	5,798
	Sabre GLBL, Inc.,
2,542	5.250%, 11/15/23 (e)	2,609
8,087	5.375%, 04/15/23 (e)	8,299
	Sally Holdings LLC/Sally Capital, Inc.,
575	5.500%, 11/01/23	605
500	5.625%, 12/01/25	534
6,400	5.750%, 06/01/22	6,656
2,170	Sanchez Energy Corp., 6.125%, 01/15/23	1,855
	SBA Communications Corp.,
2,791	4.875%, 07/15/22	2,833
3,930	4.875%, 09/01/24 (e)	3,935
	Scientific Games International, Inc.,
3,170	7.000%, 01/01/22 (e)	3,368
3,000	10.000%, 12/01/22	2,760
7,683	Scotts Miracle-Gro Co. (The), 6.000%, 10/15/23 (e)	8,144
	Sealed Air Corp.,
1,400	4.875%, 12/01/22 (e)	1,484
1,750	5.125%, 12/01/24 (e)	1,855
1,233	5.250%, 04/01/23 (e)	1,298
600	6.500%, 12/01/20 (e)	683
3,905	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	3,871
15,842	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	16,457
	Service Corp. International,
2,865	5.375%, 01/15/22	2,973

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
7,080	5.375%, 05/15/24	7,434
2,735	7.500%, 04/01/27	3,200
450	7.625%, 10/01/18	496
1,240	8.000%, 11/15/21	1,469
850	SESI LLC, 7.125%, 12/15/21	829
408	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/19 (e)	426
2,664	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	2,904
910	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	919
	Sinclair Television Group, Inc.,
2,835	5.125%, 02/15/27 (e)	2,715
7,354	5.375%, 04/01/21	7,602
3,388	5.625%, 08/01/24 (e)	3,447
4,230	6.125%, 10/01/22	4,468
	Sirius XM Radio, Inc.,
1,505	4.625%, 05/15/23 (e)	1,515
11,480	5.375%, 04/15/25 (e)	11,738
6,182	5.375%, 07/15/26 (e)	6,281
3,275	5.750%, 08/01/21 (e)	3,414
9,590	6.000%, 07/15/24 (e)	10,177
	Six Flags Entertainment Corp.,
2,565	4.875%, 07/31/24 (e)	2,571
2,230	5.250%, 01/15/21 (e)	2,286
	SM Energy Co.,
1,760	5.000%, 01/15/24	1,637
1,354	5.625%, 06/01/25	1,290
1,957	6.500%, 11/15/21	1,986
3,016	6.500%, 01/01/23	3,001
945	6.750%, 09/15/26	968
	Smithfield Foods, Inc.,
1,175	5.250%, 08/01/18 (e)	1,184
5,530	5.875%, 08/01/21 (e)	5,765
4,075	6.625%, 08/15/22	4,297
2,030	Solera LLC/Solera Finance, Inc., 10.500%, 03/01/24 (e)	2,269
7,620	Southern Co. (The), 4.400%, 07/01/46	8,056
2,345	Southern Co. Gas Capital Corp., 3.950%, 10/01/46	2,327
3,800	Southern Copper Corp., 5.875%, 04/23/45	3,773
	Southern Power Co.,
1,380	5.150%, 09/15/41	1,474
1,534	5.250%, 07/15/43	1,642

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Southwestern Energy Co.,
565	4.100%, 03/15/22	506
2,920	6.700%, 01/23/25	2,781
1,605	Spectra Energy Partners LP, 4.500%, 03/15/45	1,587
	Spectrum Brands, Inc.,
5,594	5.750%, 07/15/25	6,055
2,159	6.125%, 12/15/24	2,364
4,204	6.625%, 11/15/22	4,501
1,075	Speedway Motorsports, Inc., 5.125%, 02/01/23	1,083
2,325	Speedy Cash Intermediate Holdings Corp., 10.750%, 05/15/18 (e)	1,843
	Springleaf Finance Corp.,
349	7.750%, 10/01/21	362
1,688	8.250%, 12/15/20	1,828
	Sprint Capital Corp.,
2,998	6.875%, 11/15/28	2,748
1,336	6.900%, 05/01/19	1,406
16,490	8.750%, 03/15/32	16,897
	Sprint Communications, Inc.,
1,828	6.000%, 12/01/16	1,830
2,727	6.000%, 11/15/22	2,536
8,626	7.000%, 03/01/20 (e)	9,381
5,925	7.000%, 08/15/20	6,147
478	8.375%, 08/15/17	498
14,460	9.000%, 11/15/18 (e)	15,906
305	11.500%, 11/15/21	357
	Sprint Corp.,
3,076	7.125%, 06/15/24	2,930
17,348	7.250%, 09/15/21	17,760
17,433	7.625%, 02/15/25	16,774
33,106	7.875%, 09/15/23	32,692
2,756	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.360%, 09/20/21 (e)	2,763
	SPX FLOW, Inc.,
1,370	5.625%, 08/15/24 (e)	1,389
2,175	5.875%, 08/15/26 (e)	2,207
1,560	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23	1,634
	Standard Industries, Inc.,
826	5.125%, 02/15/21 (e)	867
1,606	5.375%, 11/15/24 (e)	1,658
1,664	5.500%, 02/15/23 (e)	1,731
4,066	6.000%, 10/15/25 (e)	4,340

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Steel Dynamics, Inc.,
1,125	5.125%, 10/01/21	1,173
625	5.250%, 04/15/23	647
2,600	5.500%, 10/01/24	2,743
1,935	6.375%, 08/15/22	2,017
1,945	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	1,999
1,315	Stone Energy Corp., 7.500%, 11/15/22	799
2,545	Stryker Corp., 4.625%, 03/15/46	2,724
194	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 06/01/24	198
6,330	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23	6,488
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
1,419	5.500%, 08/15/22	1,376
793	7.500%, 07/01/21	825
	Sunoco Logistics Partners Operations LP,
5,150	5.300%, 04/01/44	5,169
7,420	5.350%, 05/15/45	7,494
	Sunoco LP/Sunoco Finance Corp.,
1,288	5.500%, 08/01/20	1,315
3,029	6.250%, 04/15/21	3,105
1,055	6.375%, 04/01/23	1,079
	SUPERVALU, Inc.,
1,201	6.750%, 06/01/21	1,207
8,925	7.750%, 11/15/22	9,059
4,815	Sysco Corp., 4.500%, 04/01/46	5,069
	Talen Energy Supply LLC,
878	4.625%, 07/15/19 (e)	834
2,351	6.500%, 06/01/25	1,963
2,150	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 09/15/24 (e)	2,139
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
1,882	4.250%, 11/15/23	1,769
3,930	5.125%, 02/01/25 (e)	3,930
850	5.250%, 05/01/23	844
1,500	6.375%, 08/01/22	1,545
2,750	6.750%, 03/15/24	2,915
	Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
185	5.625%, 03/01/24 (e)	192
1,795	5.875%, 04/15/23 (e)	1,894
1,665	Team Health, Inc., 7.250%, 12/15/23 (e)	1,881

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	TEGNA, Inc.,
1,415	4.875%, 09/15/21 (e)	1,475
384	5.125%, 07/15/20	399
2,210	5.500%, 09/15/24 (e)	2,265
5,470	6.375%, 10/15/23	5,785
	Teleflex, Inc.,
368	4.875%, 06/01/26	379
875	5.250%, 06/15/24	906
	Tempur Sealy International, Inc.,
5,300	5.500%, 06/15/26	5,459
3,155	5.625%, 10/15/23	3,265
	Tenet Healthcare Corp.,
3,935	4.375%, 10/01/21	3,915
5,756	4.500%, 04/01/21	5,756
8,190	4.750%, 06/01/20	8,374
2,995	5.500%, 03/01/19	2,928
4,629	6.000%, 10/01/20	4,907
510	6.250%, 11/01/18	539
6,790	6.750%, 02/01/20	6,654
9,795	6.750%, 06/15/23	8,987
10,318	8.000%, 08/01/20	10,238
13,423	8.125%, 04/01/22	13,121
	Tenneco, Inc.,
2,225	5.000%, 07/15/26	2,236
1,097	5.375%, 12/15/24	1,145
	Terex Corp.,
10,370	6.000%, 05/15/21	10,552
4,100	6.500%, 04/01/20	4,200
1,402	Terraform Global Operating LLC, 13.750%, 08/15/22 (e)	1,458
	TerraForm Power Operating LLC,
3,741	SUB, 9.375%, 02/01/23 (e)	3,740
4,273	SUB, 9.625%, 06/15/25 (e)	4,412
480	Tesoro Corp., 5.125%, 04/01/24	494
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
893	5.500%, 10/15/19	949
5,369	5.875%, 10/01/20	5,503
4,815	6.125%, 10/15/21	5,038
5,267	6.250%, 10/15/22	5,583
1,540	6.375%, 05/01/24	1,659
29,250	Texas Competitive Electric Holdings Co. LLC, 8.500%, 05/01/20 (d)	1,082
276	Texas Gas Transmission LLC, 4.500%, 02/01/21 (e)	288

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,545	TI Group Automotive Systems LLC, 8.750%, 07/15/23 (e)	5,850
	Time Warner, Inc.,
1,890	4.650%, 06/01/44	1,958
10,590	4.850%, 07/15/45	11,258
5,500	Time, Inc., 5.750%, 04/15/22 (e)	5,294
	T-Mobile USA, Inc.,
595	5.250%, 09/01/18	604
2,880	6.000%, 03/01/23	3,031
944	6.000%, 04/15/24	1,004
1,715	6.125%, 01/15/22	1,814
1,296	6.250%, 04/01/21	1,350
2,355	6.375%, 03/01/25	2,524
1,360	6.500%, 01/15/24	1,459
9,845	6.500%, 01/15/26	10,854
1,571	6.625%, 11/15/20	1,618
4,187	6.625%, 04/01/23	4,449
14,994	6.633%, 04/28/21	15,659
14,410	6.731%, 04/28/22	15,095
4,532	6.836%, 04/28/23	4,840
	Toll Brothers Finance Corp.,
2,070	4.875%, 11/15/25	2,111
935	5.625%, 01/15/24	989
1,215	Tops Holding LLC/Tops Markets II Corp., 8.000%, 06/15/22 (e)	1,069
	TransDigm, Inc.,
1,000	5.500%, 10/15/20	1,031
3,320	6.000%, 07/15/22	3,465
1,584	6.375%, 06/15/26 (e)	1,623
4,272	6.500%, 07/15/24	4,496
3,915	6.500%, 05/15/25	4,091
1,380	TreeHouse Foods, Inc., 6.000%, 02/15/24 (e)	1,482
2,165	Tri-State Generation & Transmission Association, Inc., 4.250%, 06/01/46	2,226
	Triumph Group, Inc.,
4,545	4.875%, 04/01/21	4,204
1,686	5.250%, 06/01/22	1,549
3,170	Tutor Perini Corp., 7.625%, 11/01/18	3,168
3,065	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	3,164
2,086	U.S. Concrete, Inc., 6.375%, 06/01/24	2,169
1,560	U.S. Foods, Inc., 5.875%, 06/15/24 (e)	1,634
538	UAL 2007-1 Pass-Through Trust, 6.636%, 07/02/22	574
2,950	UCI International LLC, 8.625%, 02/15/19 (d)	620

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,523	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	2,428
3,616	Unit Corp., 6.625%, 05/15/21	3,327
	United Rentals North America, Inc.,
1,053	4.625%, 07/15/23	1,087
3,281	5.500%, 07/15/25	3,322
4,440	5.500%, 05/15/27	4,440
4,880	5.750%, 11/15/24	5,063
1,015	5.875%, 09/15/26	1,034
6,478	6.125%, 06/15/23	6,786
8,872	7.625%, 04/15/22	9,438
988	United States Steel Corp., 8.375%, 07/01/21 (e)	1,050
2,125	Univar USA, Inc., 6.750%, 07/15/23 (e)	2,199
	Universal Health Services, Inc.,
288	3.750%, 08/01/19 (e)	299
420	4.750%, 08/01/22 (e)	431
	Univision Communications, Inc.,
4,600	5.125%, 05/15/23 (e)	4,669
5,030	5.125%, 02/15/25 (e)	5,042
4,528	6.750%, 09/15/22 (e)	4,772
368	8.500%, 05/15/21 (e)	379
950	Valvoline, Inc., 5.500%, 07/15/24 (e)	1,002
418	VeriSign, Inc., 5.250%, 04/01/25	441
3,475	Veritas U.S., Inc./Veritas Bermuda Ltd., 7.500%, 02/01/23 (e)	3,371
	Verizon Communications, Inc.,
2,970	4.125%, 08/15/46	2,839
11,025	4.522%, 09/15/48	11,061
17,780	4.862%, 08/21/46	18,755
4,125	Versum Materials, Inc., 5.500%, 09/30/24 (e)	4,218
2,585	Viacom, Inc., 4.375%, 03/15/43	2,380
3,750	Vista Outdoor, Inc., 5.875%, 10/01/23	3,938
	Voya Financial, Inc.,
4,645	4.800%, 06/15/46	4,571
13,110	VAR, 5.650%, 05/15/53	13,044
1,567	W&T Offshore, Inc., 8.500%, 06/15/19	642
	Walgreens Boots Alliance, Inc.,
1,800	4.650%, 06/01/46	1,897
9,770	4.800%, 11/18/44	10,476
268	Weatherford International LLC., 6.800%, 06/15/37	214
433	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	447

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,235	WESCO Distribution, Inc., 5.375%, 06/15/24 (e)	2,261
	West Corp.,
1,377	4.750%, 07/15/21 (e)	1,418
3,189	5.375%, 07/15/22 (e)	3,070
	Western Digital Corp.,
8,185	7.375%, 04/01/23 (e)	8,963
14,250	10.500%, 04/01/24 (e)	16,476
	Western Gas Partners LP,
1,820	4.650%, 07/01/26	1,908
1,225	5.375%, 06/01/21	1,336
770	5.450%, 04/01/44	791
1,071	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23	1,119
353	Western Refining, Inc., 6.250%, 04/01/21	356
	Whiting Petroleum Corp.,
5,243	5.000%, 03/15/19	4,981
6,464	5.750%, 03/15/21	5,996
4,680	6.250%, 04/01/23	4,317
	Williams Cos., Inc. (The),
2,210	3.700%, 01/15/23	2,138
1,144	7.750%, 06/15/31	1,316
162	Series A, 7.500%, 01/15/31	186
	Williams Partners LP/ACMP Finance Corp.,
2,300	4.875%, 05/15/23	2,331
1,495	6.125%, 07/15/22	1,538
	Windstream Services LLC,
1,400	6.375%, 08/01/23	1,232
12,509	7.500%, 06/01/22	11,821
3,689	7.500%, 04/01/23	3,459
11,550	7.750%, 10/01/21	11,420
1,155	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	1,153
	WMG Acquisition Corp.,
1,785	4.875%, 11/01/24 (e)	1,781
420	5.000%, 08/01/23 (e)	425
4,250	5.625%, 04/15/22 (e)	4,420
3,408	6.750%, 04/15/22 (e)	3,595
	WPX Energy, Inc.,
4,896	6.000%, 01/15/22	4,884
800	8.250%, 08/01/23	864
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
1,835	5.375%, 03/15/22	1,885
12,320	5.500%, 03/01/25 (e)	12,351

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	XPO Logistics, Inc.,
2,365	6.125%, 09/01/23 (e)	2,433
8,690	6.500%, 06/15/22 (e)	9,038
540	Xylem, Inc., 4.375%, 11/01/46	540
	Zayo Group LLC/Zayo Capital, Inc.,
12,445	6.000%, 04/01/23	13,083
750	6.375%, 05/15/25	788
11,510	Zebra Technologies Corp., 7.250%, 10/15/22	12,402
	ZF North America Capital, Inc.,
2,586	4.000%, 04/29/20 (e)	2,722
10,105	4.500%, 04/29/22 (e)	10,686
7,838	4.750%, 04/29/25 (e)	8,269

		4,166,262

	Venezuela — 0.1%
	Petroleos de Venezuela S.A.,
8,039	6.000%, 11/15/26	2,958
3,900	Reg. S, 5.375%, 04/12/27	1,418
4,650	Reg. S, 9.000%, 11/17/21	2,302
2,500	Reg. S, 12.750%, 02/17/22	1,469

		8,147

	Total Corporate Bonds (Cost $5,052,442)	5,131,418

Foreign Government Securities — 3.3%
	Angola — 0.0% (g)
1,640	Republic of Angola, 9.500%, 11/12/25 (e)	1,605

	Argentina — 0.3%
1,420	City of Buenos Aires Argentina, 7.500%, 06/01/27 (e)	1,520
	Provincia de Buenos Aires,
1,312	Reg. S, 9.625%, 04/18/28	1,508
2,300	Reg. S, 9.950%, 06/09/21	2,617
4,499	Reg. S, 10.875%, 01/26/21	5,168
	Republic of Argentina,
3,060	6.250%, 04/22/19 (e)	3,245
8,860	6.875%, 04/22/21 (e)	9,569
12,370	7.125%, 07/06/36 (e)	12,729
1,490	7.500%, 04/22/26 (e)	1,628
1,830	7.625%, 04/22/46 (e)	1,994
1,400	7.000%, 04/17/17 (d)	1,427

		41,405

	Aruba — 0.0% (g)
2,220	Government of Aruba, 4.625%, 09/14/23 (e)	2,349

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Azerbaijan — 0.0% (g)
2,800	State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/30	3,024

	Belarus — 0.0% (g)
4,800	Republic of Belarus, 8.950%, 01/26/18	5,040

	Brazil — 0.3%
	Federative Republic of Brazil,
1,450	2.625%, 01/05/23	1,340
5,740	4.250%, 01/07/25	5,674
4,750	4.875%, 01/22/21	5,025
3,940	7.125%, 01/20/37	4,501
11,100	8.250%, 01/20/34	13,931

		30,471

	Cameroon — 0.0% (g)
600	Republic of Cameroon, Reg. S, 9.500%, 11/19/25	667

	Costa Rica — 0.1%
1,370	Instituto Costarricense de Electricidad, Reg. S, 6.950%, 11/10/21	1,449
	Republic of Costa Rica,
3,370	7.158%, 03/12/45 (e)	3,539
5,290	Reg. S, 9.995%, 08/01/20	6,374

		11,362

	Croatia — 0.1%
	Republic of Croatia,
5,990	Reg. S, 6.000%, 01/26/24	6,745
3,790	Reg. S, 6.750%, 11/05/19	4,159

		10,904

	Dominican Republic — 0.1%
	Government of Dominican Republic,
1,290	6.875%, 01/29/26 (e)	1,422
2,105	7.450%, 04/30/44 (e)	2,347
4,437	9.040%, 01/23/18 (e)	4,614
5,340	Reg. S, 7.500%, 05/06/21	5,901

		14,284

	Ecuador — 0.1%
	Republic of Ecuador,
6,000	10.500%, 03/24/20 (e)	6,330
5,790	10.750%, 03/28/22 (e)	6,123

		12,453

	El Salvador — 0.1%
5,990	Republic of El Salvador, Reg. S, 7.750%, 01/24/23	6,544

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Ethiopia — 0.0% (g)
2,200	Federal Democratic Republic of Ethiopia, 6.625%, 12/11/24 (e)	2,079

	Gabon — 0.0% (g)
1,800	Republic of Gabonese, Reg. S, 6.375%, 12/12/24	1,642

	Ghana — 0.0% (g)
4,550	Republic of Ghana, 10.750%, 10/14/30 (e)	5,358

	Honduras — 0.0% (g)
4,180	Republic of Honduras, Reg. S, 8.750%, 12/16/20	4,739

	Hungary — 0.1%
	Republic of Hungary,
2,830	5.375%, 03/25/24	3,255
5,540	5.750%, 11/22/23	6,454
2,152	7.625%, 03/29/41	3,271

		12,980

	Indonesia — 0.2%
	Republic of Indonesia,
4,550	5.875%, 01/15/24 (e)	5,278
6,680	6.750%, 01/15/44 (e)	8,809
2,440	Reg. S, 5.375%, 10/17/23	2,756
5,992	Reg. S, 11.625%, 03/04/19	7,279

		24,122

	Iraq — 0.1%
11,385	Republic of Iraq, Reg. S, 5.800%, 01/15/28	9,165

	Ivory Coast — 0.0% (g)
3,220	Republic of Ivory Coast, 6.375%, 03/03/28 (e)	3,360

	Jamaica — 0.1%
	Government of Jamaica,
1,250	7.875%, 07/28/45	1,441
5,050	8.000%, 03/15/39	5,889

		7,330

	Jordan — 0.0% (g)
2,200	Kingdom of Jordan, 5.750%, 01/31/27 (e)	2,189

	Kazakhstan — 0.0% (g)
1,150	Republic of Kazakhstan, Reg. S, 5.125%, 07/21/25	1,275

	Kenya — 0.0% (g)
750	Citigroup, Inc., CLN, 0.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/01/32; credit rating B)	558

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Kenya — continued
2,420	Republic of Kenya, Reg. S, 6.875%, 06/24/24	2,411

		2,969

	Lebanon — 0.1%
	Republic of Lebanon,
842	5.450%, 11/28/19	827
4,500	6.600%, 11/27/26	4,371
5,050	Reg. S, 8.250%, 04/12/21	5,403

		10,601

	Mexico — 0.1%
6,550	United Mexican States, 4.600%, 01/23/46	6,403

	Morocco — 0.0% (g)
2,250	Kingdom of Morocco, Reg. S, 5.500%, 12/11/42	2,531

	Netherlands — 0.0% (g)
2,363	Republic of Angola Via Northern Lights III BV, Reg. S, 7.000%, 08/16/19	2,352

	Oman — 0.0% (g)
1,490	Republic of Oman, 4.750%, 06/15/26 (e)	1,499

	Pakistan — 0.1%
	Republic of Pakistan,
3,465	8.250%, 04/15/24 (e)	3,897
4,150	Reg. S, 6.750%, 12/03/19	4,394

		8,291

	Panama — 0.1%
	Republic of Panama,
3,300	3.750%, 03/16/25	3,490
1,540	3.875%, 03/17/28	1,632
2,450	4.300%, 04/29/53	2,487
2,400	6.700%, 01/26/36	3,177

		10,786

	Paraguay — 0.0% (g)
670	Republic of Paraguay, 5.000%, 04/15/26 (e)	720

	Peru — 0.0% (g)
	Republic of Peru,
1,900	5.625%, 11/18/50	2,403
1,500	6.550%, 03/14/37	2,059

		4,462

	Philippines — 0.1%
7,080	Republic of the Philippines, 10.625%, 03/16/25	11,288

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Romania — 0.1%
	Republic of Romania,
2,580	6.750%, 02/07/22 (e)	3,064
4,680	Reg. S, 6.125%, 01/22/44	6,078

		9,142

	Russia — 0.2%
	Russian Federation,
4,400	Reg. S, 4.875%, 09/16/23	4,724
8,200	Reg. S, 5.875%, 09/16/43	9,348
6,390	Reg. S, 12.750%, 06/24/28	11,159

		25,231

	Serbia — 0.1%
5,330	Republic of Serbia, Reg. S, 7.250%, 09/28/21	6,116

	Slovenia — 0.1%
	Republic of Slovenia,
1,720	Reg. S, 5.250%, 02/18/24	2,000
4,020	Reg. S, 5.850%, 05/10/23	4,748

		6,748

	South Africa — 0.1%
	Republic of South Africa,
1,210	4.875%, 04/14/26	1,254
4,000	5.875%, 05/30/22	4,510
5,334	5.875%, 09/16/25	5,974

		11,738

	Sri Lanka — 0.1%
	Republic of Sri Lanka,
3,350	Reg. S, 5.875%, 07/25/22	3,423
2,590	Reg. S, 6.250%, 10/04/20	2,703

		6,126

	Turkey — 0.2%
	Republic of Turkey,
7,450	6.000%, 01/14/41	7,674
6,810	6.250%, 09/26/22	7,414
12,540	7.375%, 02/05/25	14,672

		29,760

	Ukraine — 0.1%
	Republic of Ukraine,
169	7.750%, 09/01/19 (e)	169
4,277	7.750%, 09/01/20 (e)	4,233
3,078	7.750%, 09/01/22 (e)	3,013
3,078	7.750%, 09/01/23 (e)	2,980
978	7.750%, 09/01/24 (e)	941

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ukraine — continued
978	7.750%, 09/01/25 (e)	936

		12,272

	Uruguay — 0.1%
	Republic of Uruguay,
3,060	5.100%, 06/18/50	3,045
1,280	7.625%, 03/21/36	1,758
1,230	8.000%, 11/18/22	1,578

		6,381

	Venezuela — 0.1%
	Republic of Venezuela,
3,370	9.250%, 09/15/27	1,676
3,650	Reg. S, 7.750%, 10/13/19	1,871
6,760	Reg. S, 9.000%, 05/07/23	3,067
2,490	Reg. S, 11.750%, 10/21/26	1,385
3,560	Reg. S, 11.950%, 08/05/31	1,985

		9,984

	Zambia — 0.0% (g)
	Republic of Zambia,
2,090	8.500%, 04/14/24 (e)	2,032
3,910	8.970%, 07/30/27 (e)	3,827

		5,859

	Total Foreign Government Securities (Cost $387,275)	405,606

Loan Assignments — 1.1%
	Australia — 0.0% (g)
1,283	FMG Resources Pty, Ltd., Term Loan B, VAR, 3.750%, 06/30/19	1,281

	Bermuda — 0.0% (g)
829	Floatel Delaware LLC/Floatel International Ltd., Initial Term Loan, VAR, 6.000%, 06/27/20	650

	Canada — 0.0% (g)
2,357	Concordia Healthcare Corp., Initial Dollar Term Loan, VAR, 5.250%, 10/21/21	2,109
301	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	283

		2,392

	Cayman Islands — 0.0% (g)
660	Shelf Drilling Midco Ltd., Term Loan, VAR, 10.000%, 10/08/18 (d)	452

	Luxembourg — 0.1%
1,700	Delta 2 Lux Sarl, 2nd Lien Facility, VAR, 7.750%, 07/29/22	1,711

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	Luxembourg — continued
990	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, VAR, 4.000%, 03/11/22	991

		2,702

	Singapore — 0.0% (g)
2,652	Avago Technologies, Term A-2 Loan, VAR, 3.535%, 02/01/23	2,678

	United Kingdom — 0.0% (g)
2,135	Virgin Media Investment Holdings Ltd., F Facility, VAR, 3.500%, 06/30/23	2,143

	United States — 1.0%
6,416	Albertson’s LLC, Term Loan B-5, VAR, 4.750%, 12/21/22	6,479
182	Alon USA Partners LP, MLP Term Loan, VAR, 9.250%, 11/26/18	181
397	Atkore International, Inc., 1st Lien Initial Term Loan, VAR, 4.500%, 04/09/21	398
735	Avaya, Inc., Term Loan B-3, VAR, 5.390%, 10/26/17	637
1,565	Avaya, Inc., Term Loan B-6, VAR, 6.500%, 03/31/18 ^	1,330
1,264	Avaya, Inc., Term Loan B-7, VAR, 6.250%, 05/29/20	1,035
640	Berry Plastics Corp., Term Loan G, VAR, 3.500%, 01/06/21	640
1,457	Berry Plastics Corp., Term Loan H, VAR, 3.750%, 10/01/22	1,462
3,186	California Resources Corp., 1st Lien Second Out Term Loan, VAR, 11.375%, 12/31/21	3,421
4,410	Chesapeake Energy Corp., 1st Lien Last Out, VAR, 8.500%, 08/15/21 ^	4,711
845	Chrysler Group LLC, Term Loan B, VAR, 3.500%, 05/24/17	846
1,856	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	1,857
1,212	Cincinnati Bell, Inc., Term Loan B, VAR, 4.000%, 09/10/20	1,214
3,494	Citgo Holding, Inc., Term Loan, VAR, 9.500%, 05/12/18	3,532
5,407	Clear Channel Communications, Inc., Term Loan D, VAR, 7.284%, 01/30/19	4,085
1,873	Clear Channel Communications, Inc., Tranche E Term Loan, VAR, 8.034%, 07/30/19	1,411
1,931	Cortes NP Acquisition Corp., 1st Lien Term Loan B, VAR, 5.000%, 09/26/23 ^	1,919
1,305	Dell Software Group, Term Loan, VAR, 7%, 10/9/22 ^	1,304
1,375	Delta 2 Sarl, USD Facility B-3, VAR, 4.750%, 07/30/21	1,377

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,604	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.562%, 11/01/18	1,609
801	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	568
4,290	Dynegy, Inc., Term Loan B, VAR, 5.000%, 06/27/23	4,301
640	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.250%, 06/30/17	643
164	Entercom Radio LLC, Term B-2 Loan, VAR, 4.020%, 11/23/18	164
5,059	EP Energy LLC/Everest Acquisition LLC, 1st Lien Term Loan, VAR, 9.750%, 06/30/21 ^	5,173
802	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	748
1,510	Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20 (d)	887
2,261	First Data Corp., 2021C New Dollar Term Loan, VAR, 3.524%, 03/24/21	2,270
108	Fram Group Holdings Ltd., Term Loan, VAR, 7.000%, 07/29/17	105
848	Go Daddy Group, Inc. (The), Initial Term Loan, VAR, 4.250%, 05/13/21	853
1,724	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.750%, 09/01/22	1,731
640	Gray Television, Inc., Initial Term Loan, VAR, 3.938%, 06/13/21	644
10,655	Gulf Finance LLC, Term Loan B, VAR, 6.250%, 07/27/23	10,402
499	Infor U.S., Inc., Tranche B-5 Term Loan, VAR, 3.750%, 06/03/20	497
1,082	Intrawest Operations Group LLC, Term Loan, VAR, 4.500%, 12/09/20	1,090
867	inVentiv Health, Inc., Term Loan B4, VAR, 8.750%, 05/15/18	867
2,083	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21	1,585
1,246	Landry’s, Inc., 1st Lien Term Loan, VAR, 4.000%, 09/22/23	1,252
601	Media General, Inc., Term B Loan, VAR, 4.000%, 07/31/20	601
1,287	Microsemi Corp., Closing Date Term Loan B, VAR, 3.750%, 01/15/23	1,298
614	MTL Publishing LLC, Term B-3 Loan, VAR, 4.000%, 08/19/22	614
2,848	MultiPlan, Inc., 1st Lien Term Loan B, VAR, 5.000%, 06/07/23	2,877
455	NVLX Acquisition LLC, 1st Lien Term Loan, VAR, 6.000%, 12/05/21	458

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
465	NXP B.V./NXP Funding LLC, Tranche F Loan, VAR, 3.405%, 12/07/20	467
1,247	On Semiconductor Corp., Term Loan B, VAR, 3.777%, 03/31/23	1,254
1,266	Petsmart, Inc., Term Loan B, VAR, 4.000%, 03/11/22	1,269
5,084	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.387%, 04/29/20	5,111
1,265	Pinnacle Foods Finance LLC, Fourth Amendment Tranche I Term Loan, VAR, 3.284%, 01/13/23	1,275
1,602	Revlon Consumer Products Corp., Term Loan B, VAR, 4.250%, 09/07/23	1,605
395	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	396
2,125	Rite Aid Corp.,Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	2,131
2,688	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19	2,683
788	Sabine Oil & Gas LLC, Term Loan, VAR, 12.000%, 12/31/18 (d) ^	23
709	Scientific Games Corp., Initial Term Loan, VAR, 6.000%, 10/18/20	712
1,581	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	1,546
1,001	Serta Simmons Holdings, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	998
844	Signode Industrial Group U.S., Inc. Initial Term B Loan, VAR, 3.750%, 05/01/21	842
394	Solar Winds Holdings, Inc., Initial US Term Loan, VAR, 5.500%, 02/05/23	396
1,921	SUPERVALU, Inc., Term Loan B, VAR, 5.500%, 03/21/19	1,926
1,036	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	953
306	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	281
1,183	Texas Competitive Electric Holdings Co. LLC, 1st Lien Term Loan C, VAR, 5.000%, 08/04/23	1,194
5,189	Texas Competitive Electric Holdings Co. LLC, Term Loan B, VAR, 5.000%, 08/04/23	5,234
762	Tribune Media Co., Term Loan B, VAR, 3.750%, 12/27/20	765
434	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	434

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,177	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20 ^	1,179
3,840	UPC Financing Partnership, Senior Secured Term Loan AN, VAR, 4.080%, 08/30/24	3,857
754	Vertis, Inc., 1st Lien Term Loan, VAR, 12.000%, 12/21/15 (d)	—	(h)
2,141	Viskase Cos., Inc., 5 Year Term Loan, VAR, 4.376%, 01/30/21	2,013
2,494	Western Refining, Inc., 1st Lien Term Loan B, VAR, 5.500%, 06/23/23	2,489
2,061	XPO Logistics, Inc., Term Loan B, VAR, 4.250%, 10/31/21	2,070

		122,179

	Total Loan Assignments (Cost $137,922)	134,477

Preferred Securities — 6.6% (x)
	Australia — 0.0% (g)
1,725	Australia & New Zealand Banking Group Ltd., VAR, 6.750%, 06/15/26 (e)	1,894

	Belgium — 0.1%
EUR 10,775	KBC Group N.V., Reg. S, VAR, 5.625%, 03/19/19	11,829

	Cayman Islands — 0.0% (g)
3,924	XLIT Ltd., Series E, VAR, 6.500%, 04/15/17	3,009

	France — 0.3%
4,410	BNP Paribas S.A., VAR, 7.375%, 08/19/25 (e)	4,526
	Credit Agricole S.A.,
12,935	VAR, 6.625%, 09/23/19 (e)	12,579
4,435	VAR, 8.125%, 12/23/25 (e)	4,763
GBP 2,000	Orange S.A., Reg. S, VAR, 5.875%, 02/07/22	2,635
12,990	Societe Generale S.A., VAR, 7.375%, 09/13/21 (e)	12,879

		37,382

	Netherlands — 0.1%
EUR 2,500	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Reg. S, VAR, 5.500%, 06/29/20	2,761
GBP 4,400	Telefonica Europe B.V., Reg. S, VAR, 6.750%, 11/26/20	5,731

		8,492

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
	Spain — 0.1%
	Banco Bilbao Vizcaya Argentaria S.A.,
EUR 1,000	Reg. S, VAR, 6.750%, 02/18/20	1,058
EUR 1,800	Reg. S, VAR, 7.000%, 02/19/19	1,909
2,000	Reg. S, VAR, 9.000%, 05/09/18	2,078

		5,045

	Sweden — 0.1%
5,000	Skandinaviska Enskilda Banken AB, Reg. S, VAR, 5.750%, 05/13/20	5,012
5,000	Svenska Handelsbanken AB, Reg. S, VAR, 5.250%, 03/01/21	5,000
5,000	Swedbank AB, Reg. S, VAR, 5.500%, 03/17/20	5,063

		15,075

	Switzerland — 0.2%
	Credit Suisse Group AG,
6,385	VAR, 6.250%, 12/18/24 (e)	6,161
2,646	VAR, 7.500%, 12/11/23 (e)	2,739
	UBS Group AG,
5,000	Reg. S, VAR, 6.875%, 08/07/25	4,948
5,000	Reg. S, VAR, 7.000%, 02/19/25	5,337
2,000	Reg. S, VAR, 7.125%, 02/19/20	2,048

		21,233

	United Kingdom — 0.3%
	HSBC Holdings plc,
4,840	VAR, 6.375%, 09/17/24	4,823
6,000	VAR, 6.375%, 03/30/25	6,022
6,852	VAR, 6.875%, 06/01/21	7,212
	Lloyds Banking Group plc,
12,498	VAR, 7.500%, 06/27/24	12,873
GBP 3,809	Nationwide Building Society, Reg. S, VAR, 6.875%, 06/20/19	4,583

		35,513

	United States — 5.4%
	American Express Co.,
18,070	Series C, VAR, 4.900%, 03/15/20	17,736
5,575	VAR, 5.200%, 11/15/19	5,589
	Bank of America Corp.,
15,338	Series AA, VAR, 6.100%, 03/17/25	16,024
3,595	Series DD, VAR, 6.300%, 03/10/26	3,923
19,619	Series K, VAR, 8.000%, 01/30/18	19,987
14,315	Series M, VAR, 8.125%, 05/15/18	14,727
7,015	Series U, VAR, 5.200%, 06/01/23	6,848
23,045	Series V, VAR, 5.125%, 06/17/19	22,718

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
11,220	Series X, VAR, 6.250%, 09/05/24	11,753
13,130	Series Z, VAR, 6.500%, 10/23/24	14,246
	Bank of New York Mellon Corp. (The),
9,636	Series D, VAR, 4.500%, 06/20/23	9,383
20,375	Series E, VAR, 4.950%, 06/20/20	20,859
15,551	Series F, VAR, 4.625%, 09/20/26	15,182
21,570	Capital One Financial Corp., Series E, VAR, 5.550%, 06/01/20	21,810
	Citigroup, Inc.,
14,725	Series D, VAR, 5.350%, 05/15/23	14,523
10,670	Series M, VAR, 6.300%, 05/15/24	10,923
21,330	Series N, VAR, 5.800%, 11/15/19	21,623
10,010	Series O, VAR, 5.875%, 03/27/20	10,165
20,570	Series P, VAR, 5.950%, 05/15/25	21,033
7,020	Series R, VAR, 6.125%, 11/15/20	7,339
5,475	Series T, VAR, 6.250%, 08/15/26	5,895
18,431	VAR, 5.950%, 01/30/23	19,168
	Fifth Third Bancorp,
5,385	Series J, VAR, 4.900%, 09/30/19	5,213
17,625	VAR, 5.100%, 06/30/23	17,011
48,057	General Electric Co., Series D, VAR, 5.000%, 01/21/21	50,912
	Goldman Sachs Group, Inc. (The),
25,078	Series L, VAR, 5.700%, 05/10/19	25,391
21,703	Series M, VAR, 5.375%, 05/10/20	21,812
16,295	Series O, VAR, 5.300%, 11/10/26	16,601
17,944	MetLife, Inc., Series C, VAR, 5.250%, 06/15/20	18,280
	Morgan Stanley,
29,170	Series H, VAR, 5.450%, 07/15/19	29,246
13,055	Series J, VAR, 5.550%, 07/15/20	13,365
12,360	Northern Trust Corp., Series D, VAR, 4.600%, 10/01/26	12,746
	PNC Financial Services Group, Inc. (The),
12,415	Series R, VAR, 4.850%, 06/01/23	12,260
10,675	Series S, VAR, 5.000%, 11/01/26	10,621
9,588	VAR, 6.750%, 08/01/21	10,643
11,905	State Street Corp., Series F, VAR, 5.250%, 09/15/20	12,506
12,540	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19	12,916
9,885	U.S. Bancorp, Series I, VAR, 5.125%, 01/15/21	10,429
	Wachovia Capital Trust III,
11,565	VAR, 5.570%, 12/02/16	11,579

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
		United States — continued
		Wells Fargo & Co.,
12,480		Series K, VAR, 7.980%, 03/15/18	13,011
25,305		Series S, VAR, 5.900%, 06/15/24	26,475
15,275		Series U, VAR, 5.875%, 06/15/25	16,387

			658,858

		Total Preferred Securities (Cost $784,541)	798,330

SHARES
Preferred Stocks — 1.2%
		Bermuda — 0.0% (g)
9		Bunge Ltd., 4.875% ($100 par value)	913

		Brazil — 0.1%
639		Banco Bradesco S.A. (Preference Shares)	6,696

		Cayman Islands — 0.0% (g)
3		XLIT Ltd., Series D, VAR, 4.000%, 11/28/16 ($1,000 par value) @	2,655

		Ireland — 0.0% (g)
5		Allergan plc, Series A, 5.500%, 03/01/18 ($1,000 par value)	3,566

		Israel — 0.0% (g)
3		Teva Pharmaceutical Industries Ltd., 7.000%, 12/15/18 ($1,000 par value)	2,457

		United States — 1.1%
16		American Tower Corp., 5.500%, 02/15/18 ($100 par value)	1,771
7		American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value)	760
28		Anthem, Inc., 5.250%, 05/01/18 ($50 par value)	1,164
28		Arconic, Inc., Series 1, 5.375%, 10/01/17 ($50 par value)	864
3		Bank of America Corp., Series L, 7.250% ($1,000 par value)	3,848
508		BB&T Corp., Series F, 5.200%, 11/01/17 ($25 par value) @	12,894
52		BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @	1,345
178		Capital One Financial Corp., Series D, 6.700%, 12/01/19 ($25 par value) @	4,986
—	(h)	Constar International, Inc., Class A	—
71		Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) @	1,851
51		Dominion Resources, Inc., 6.375%, 07/01/17 ($50 par value)	2,563

SHARES	SECURITY DESCRIPTION	VALUE
Preferred Stocks — continued
	United States — continued
213	Dominion Resources, Inc., Series A, 5.250%, 07/30/76 ($25 par value)	5,310
17	DTE Energy Co., 6.500%, 10/01/19 ($50 par value)	927
23	Exelon Corp., 6.500%, 06/01/17 ($50 par value)	1,121
20	Frontier Communications Corp., Series A, 11.125%, 06/29/18 ($100 par value)	1,648
12	GMAC Capital Trust I, Series 2, VAR, 6.602%, 02/15/40 ($25 par value)	306
575	Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 ($25 par value) @	14,977
65	Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	2,040
12	Hess Corp., 8.000%, 02/01/19 ($50 par value)	709
35	Kinder Morgan, Inc., Series A, 9.750%, 10/26/18 ($49 par value)	1,611
35	Mandatory Exchangeable Trust, 5.750%, 06/01/19 ($100 par value) (e)	4,413
500	Morgan Stanley, Series I, VAR, 6.375%, 10/15/24 ($25 par value) @	13,800
51	NextEra Energy, Inc., 6.123%, 09/01/19 ($25 par value)	2,568
1	Pitney Bowes International Holdings, Inc., Series F, 6.125%, 11/01/16 ($1,000 par value) (e) @	1,003
239	SCE Trust II, 5.100%, 03/15/18 ($25 par value) @	6,133
281	Southern Co. (The), 5.250%, 10/01/76 ($25 par value)	6,991
35	Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value)	868
301	State Street Corp., Series D, VAR, 5.900%, 03/15/24 ($25 par value) @	8,449
315	State Street Corp., Series E, 6.000%, 12/15/19 ($25 par value) @	8,379
128	State Street Corp., Series G, VAR, 5.350%, 03/15/26 ($25 par value) @	3,427
5	Stericycle, Inc., 5.250%, 09/15/18 ($100 par value)	305
21	T-Mobile U.S., Inc., 5.500%, 12/15/17 ($50 par value)	1,734
6	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	488
42	Vornado Realty Trust, Series G, 6.625%, 11/30/16 ($25 par value) @	1,084
3	Wells Fargo & Co., Series L, 7.500% ($1,000 par value)	4,304

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE
Preferred Stocks — continued
		United States — continued
15		Welltower, Inc., Series I, 6.500% ($50 par value)	898

			125,539

		Total Preferred Stocks (Cost $135,887)	141,826

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Spain — 0.0% (g)
2,209		Banco Santander S.A., expiring 12/02/16 (a) (Cost $114)	124

NUMBER OF WARRANTS
Warrants — 0.0% (g)
		United States — 0.0% (g)
1		Nebraska Book Co., Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—
—	(h)	Nebraska Book Holdings, Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—

		Total Warrants (Cost $ — (h))	—

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.6%
66,135		U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $66,111)	66,169

SHARES
Short-Term Investments — 2.3%
		Investment Company — 2.2%
267,810		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l)	267,810

		Time Deposit — 0.1%
7,100		Credit Agricole Corporate & Investment Bank, 0.360%, 11/01/16 (n)	7,100

		Total Short-Term Investments (Cost $274,910)	274,910

		Total Investments — 99.1% (Cost $11,590,439)	12,043,930
		Other Assets in Excess of Liabilities — 0.9%	114,664

		NET ASSETS — 100.0%	$12,158,594

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.1%
Equity Real Estate Investment Trusts (REITs)	7.1
Oil, Gas & Consumable Fuels	6.8
Diversified Telecommunication Services	5.1
Media	4.9
Asset-Backed Securities	4.6
Pharmaceuticals	3.5
Insurance	3.5
Foreign Government Securities	3.4
Non-Agency CMO	3.3
Capital Markets	3.3
Health Care Providers & Services	2.9
Wireless Telecommunication Services	2.4
Semiconductors & Semiconductor Equipment	2.2
Hotels, Restaurants & Leisure	2.0
Chemicals	1.7
Electric Utilities	1.7
Software	1.5
Metals & Mining	1.4
Auto Components	1.4
Specialty Retail	1.4
Commercial Mortgage-Backed Securities	1.3
IT Services	1.2
Automobiles	1.2
Food Products	1.2
Industrial Conglomerates	1.1
Tobacco	1.1
Consumer Finance	1.1
Technology Hardware, Storage & Peripherals	1.1
Independent Power & Renewable Electricity Producers	1.0
Food & Staples Retailing	1.0
Others (each less than 1.0%)	14.2
Short-Term Investments	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
74	Euro STOXX 50 Index	12/16/16	EUR	2,481	(14)
29	FTSE 100 Index	12/16/16	GBP	2,455	(1)
	Short Futures Outstanding
(3,336)	GBP FX	12/19/16	USD	(255,496)	22,949
(2,657)	Euro FX	12/19/16	USD	(364,906)	9,927
(9,416)	5 Year U.S. Treasury Note	12/30/16	USD	(1,137,423)	6,454

					39,315

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	89

J.P. Morgan Multi-Asset Solutions Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CAD	— Canadian Dollar
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2016. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CSMC	— Credit Suisse Mortgage Trust
CVA	— Dutch Certification
ETF	— Exchange Traded Fund
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2016. The rate may be subject to a cap and floor.

JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NVDR	— Non Voting Depositary Receipt
PIK	— Payment-in-Kind
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2016.
TOPIX	— Tokyo Price Index
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2016.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of October 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of October 31, 2016.

^	— All or a portion of the security is unsettled as of October 31, 2016. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of October 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	OCTOBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2016	J.P. MORGAN FUNDS	91

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

(Amounts in thousands)

	Global Allocation Fund	Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$1,279,560	$11,776,120
Investments in affiliates, at value	143,931	267,810

Total investment securities, at value	1,423,491	12,043,930
Cash	140	79,288
Foreign currency, at value	628	3,079
Deposits at broker for futures contracts	580	369
Receivables:
Investment securities sold	3,990	44,107
Fund shares sold	4,271	29,468
Interest and dividends from non-affiliates	7,867	107,115
Dividends from affiliates	15	74
Tax reclaims	201	3,806
Variation margin on futures contracts	728	—
Unrealized appreciation on forward foreign currency exchange contracts	5,611	—

Total Assets	1,447,522	12,311,236

LIABILITIES:
Payables:
Due to broker	2	—
Investment securities purchased	6,181	116,589
Fund shares redeemed	8,595	24,003
Variation margin on futures contracts	—	1,211
Unrealized depreciation on forward foreign currency exchange contracts	625	—
Accrued liabilities:
Investment advisory fees	442	3,015
Distribution fees	291	4,047
Shareholder servicing fees	260	1,678
Custodian and accounting fees	44	171
Trustees’ and Chief Compliance Officer’s fees	—	34
Deferred India capital gains tax	—	124
Other	300	1,770

Total Liabilities	16,740	152,642

Net Assets	$1,430,782	$12,158,594

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	OCTOBER 31, 2016

	Global Allocation Fund	Income Builder Fund
NET ASSETS:
Paid-in-Capital	$1,421,625	$12,189,139
Accumulated undistributed (distributions in excess of) net investment income	5,383	(8,740)
Accumulated net realized gains (losses)	(29,604)	(514,055)
Net unrealized appreciation (depreciation)	33,378	492,250

Total Net Assets	$1,430,782	$12,158,594

Net Assets:
Class A	$289,961	$3,991,877
Class C	357,682	4,968,359
Class R2	758	—
Select Class	782,381	3,198,358

Total	$1,430,782	$12,158,594

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17,701	401,241
Class C	22,079	500,689
Class R2	46	—
Select Class	47,569	321,061

Net Asset Value (a):
Class A — Redemption price per share	$16.38	$9.95
Class C — Offering price per share (b)	16.20	9.92
Class R2 — Offering and redemption price per share	16.36	—
Select Class — Offering and redemption price per share	16.45	9.96
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.15	$10.42

Cost of investments in non-affiliates	$1,246,539	$11,322,629
Cost of investments in affiliates	144,345	267,810
Cost of foreign currency	626	3,051

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	93

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

	Global Allocation Fund	Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$25,112	$432,522
Interest income from affiliates	10	3
Dividend income from non-affiliates	14,444	176,349
Dividend income from affiliates	739	735
Foreign taxes withheld	(771)	(9,390)

Total investment income	39,534	600,219

EXPENSES:
Investment advisory fees	7,537	54,047
Administration fees	1,030	9,849
Distribution fees:
Class A	691	10,068
Class C	2,330	37,447
Class R2	3	—
Shareholder servicing fees:
Class A	691	10,068
Class C	777	12,482
Class R2	1	—
Select Class	1,671	7,476
Custodian and accounting fees	382	1,041
Interest expense to affiliates	2	8
Professional fees	94	254
Interest expense to non-affiliates	10	56
Trustees’ and Chief Compliance Officer’s fees	19	110
Printing and mailing costs	101	1,051
Registration and filing fees	181	379
Transfer agency fees (See Note 2.H.)	73	399
Sub-transfer agency fees (See Note 2.H.)	641	5,899
Other	14	107

Total expenses	16,248	150,741

Less fees waived	(3,609)	(40,639)
Less earnings credits	—	—	(a)
Less expense reimbursements	— (a)	—

Net expenses	12,639	110,102

Net investment income (loss)	26,895	490,117

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(11,630)	(276,984	)(b)
Futures	(11,516)	(7,110)
Foreign currency transactions	3,344	(3,459)

Net realized gain (loss)	(19,802)	(287,553)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	30,841	210,199	(c)
Investments in affiliates	(414)	—
Futures	(5,275)	45,992
Foreign currency translations	3,739	(123)

Change in net unrealized appreciation/depreciation	28,891	256,068

Net realized/unrealized gains (losses)	9,089	(31,485)

Change in net assets resulting from operations	$35,984	$458,632

(a)	Amount rounds to less than 500.
(b)	Net of India capital gains tax of $(61) for Income Builder Fund.
(c)	Net of change in India capital gains tax of approximately $(124,000) for Income Builder Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	OCTOBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,895	$3,853	$490,117	$469,773
Net realized gain (loss)	(19,802)	(6,855)	(287,553)	(223,856)
Change in net unrealized appreciation/depreciation	28,891	3,133	256,068	(294,145)

Change in net assets resulting from operations	35,984	131	458,632	(48,228)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,458)	(853)	(170,221)	(172,786)
From net realized gains	(294)	(1,130)	—	(7,433)
Return of capital	—	—	—	(6,423)
Class C
From net investment income	(4,931)	(395)	(186,131)	(178,523)
From net realized gains	(305)	(557)	—	(8,655)
Return of capital	—	—	—	(7,578)
Class R2
From net investment income	(9)	(1)	—	—
From net realized gains	— (a)	(2)	—	—
Select Class
From net investment income	(14,844)	(1,166)	(130,456)	(130,741)
From net realized gains	(602)	(1,443)	—	(5,361)
Return of capital	—	—	—	(4,687)

Total distributions to shareholders	(26,443)	(5,547)	(486,808)	(522,187)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	646,824	692,385	(334,580)	1,538,383

NET ASSETS:
Change in net assets	656,365	686,969	(362,756)	967,968
Beginning of period	774,417	87,448	12,521,350	11,553,382

End of period	$1,430,782	$774,417	$12,158,594	$12,521,350

Accumulated undistributed (distributions in excess of) net investment income	$5,383	$1,013	$(8,740)	$(10,720)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$181,480	$204,328	$915,563	$1,287,287
Distributions reinvested	5,561	1,966	163,299	177,297
Cost of shares redeemed	(108,810)	(20,198)	(1,338,823)	(1,032,043)

Change in net assets resulting from Class A capital transactions	$78,231	$186,096	$(259,961)	$432,541

Class C
Proceeds from shares issued	$224,926	$195,816	$779,657	$1,305,512
Distributions reinvested	4,306	942	159,414	165,251
Cost of shares redeemed	(72,706)	(10,240)	(1,085,374)	(796,456)

Change in net assets resulting from Class C capital transactions	$156,526	$186,518	$(146,303)	$674,307

Class R2
Proceeds from shares issued	$613	$184	$—	$—
Distributions reinvested	9	3	—	—
Cost of shares redeemed	(84)	(43)	—	—

Change in net assets resulting from Class R2 capital transactions	$538	$144	$—	$—

Select Class
Proceeds from shares issued	$649,914	$380,000	$1,099,505	$1,328,026
Distributions reinvested	11,914	2,440	101,768	106,503
Cost of shares redeemed	(250,299)	(62,813)	(1,129,589)	(1,002,994)

Change in net assets resulting from Select Class capital transactions	$411,529	$319,627	$71,684	$431,535

Total change in net assets resulting from capital transactions	$646,824	$692,385	$(334,580)	$1,538,383

SHARE TRANSACTIONS:
Class A
Issued	11,294	12,280	93,520	125,545
Reinvested	344	120	16,679	17,371
Redeemed	(6,755)	(1,221)	(137,075)	(101,371)

Change in Class A Shares	4,883	11,179	(26,876)	41,545

Class C
Issued	14,164	11,928	79,830	127,706
Reinvested	269	58	16,325	16,237
Redeemed	(4,554)	(626)	(111,214)	(78,507)

Change in Class C Shares	9,879	11,360	(15,059)	65,436

Class R2
Issued	38	11	—	—
Reinvested	1	— (a)	—	—
Redeemed	(5)	(3)	—	—

Change in Class R2 Shares	34	8	—	—

Select Class
Issued	40,365	23,045	111,834	129,365
Reinvested	734	149	10,378	10,424
Redeemed	(15,562)	(3,778)	(116,050)	(98,588)

Change in Select Class Shares	25,537	19,416	6,162	41,201

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	OCTOBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2016	J.P. MORGAN FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class A
Year Ended October 31, 2016	$16.47	$0.34	(f)	$(0.10	)(g)	$0.24	$(0.31)	$(0.02)	$(0.33)
Year Ended October 31, 2015	17.15	0.23	(f)	(0.01)		0.22	(0.34)	(0.56)	(0.90)
Year Ended October 31, 2014	16.45	0.26	(f)	0.97		1.23	(0.16)	(0.37)	(0.53)
Year Ended October 31, 2013	14.52	0.19	(f)	2.15		2.34	(0.41)	—	(0.41)
Year Ended October 31, 2012	13.53	0.38		0.98		1.36	(0.37)	—	(0.37)

Class C
Year Ended October 31, 2016	16.30	0.26	(f)	(0.10	)(g)	0.16	(0.24)	(0.02)	(0.26)
Year Ended October 31, 2015	17.04	0.15	(f)	(0.02)		0.13	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	(f)	0.98		1.14	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.49	0.16	(f)	2.09		2.25	(0.35)	—	(0.35)
Year Ended October 31, 2012	13.52	0.31		0.99		1.30	(0.33)	—	(0.33)

Class R2
Year Ended October 31, 2016	16.44	0.31	(f)	(0.10	)(g)	0.21	(0.27)	(0.02)	(0.29)
Year Ended October 31, 2015	17.13	0.19	(f)	(0.01)		0.18	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.44	0.22	(f)	0.96		1.18	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.51	0.25	(f)	2.04		2.29	(0.36)	—	(0.36)
Year Ended October 31, 2012	13.53	0.34		0.99		1.33	(0.35)	—	(0.35)

Select Class
Year Ended October 31, 2016	16.53	0.39	(f)	(0.10	)(g)	0.29	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2015	17.19	0.27	(f)	(0.01)		0.26	(0.36)	(0.56)	(0.92)
Year Ended October 31, 2014	16.47	0.30	(f)	0.97		1.27	(0.18)	(0.37)	(0.55)
Year Ended October 31, 2013	14.53	0.33	(f)	2.04		2.37	(0.43)	—	(0.43)
Year Ended October 31, 2012	13.53	0.41		1.00		1.41	(0.41)	—	(0.41)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$16.38	1.50%	$289,961	1.02%	2.12%	1.32%	64%
16.47	1.38	211,120	1.02	1.40	1.43	44
17.15	7.58	28,114	1.03	1.56	1.74	87
16.45	16.36	2,253	1.05	1.18	3.30	120
14.52	10.26	50	1.05	2.70	2.54	67

16.20	1.03	357,682	1.52	1.63	1.82	64
16.30	0.84	198,888	1.51	0.90	1.92	44
17.04	7.07	14,308	1.53	0.97	2.22	87
16.39	15.74	380	1.55	1.00	3.41	120
14.49	9.75	49	1.55	2.19	3.04	67

16.36	1.30	758	1.27	1.93	1.75	64
16.44	1.14	203	1.27	1.17	1.77	44
17.13	7.29	62	1.28	1.31	2.07	87
16.44	16.06	58	1.30	1.61	2.79	120
14.51	9.99	50	1.30	2.44	2.79	67

16.45	1.79	782,381	0.77	2.39	1.04	64
16.53	1.62	364,206	0.77	1.61	1.19	44
17.19	7.88	44,964	0.78	1.79	1.55	87
16.47	16.61	27,636	0.80	2.10	2.31	120
14.53	10.58	19,856	0.80	2.95	2.29	67

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions
Income Builder Fund
Class A
Year Ended October 31, 2016	$9.96	$0.42	(d)	$(0.01)	$0.41		$(0.42)	$—	$—	$(0.42)
Year Ended October 31, 2015	10.41	0.41	(d)	(0.41)	—	(e)	(0.41)	(0.02)	(0.02)	(0.45)
Year Ended October 31, 2014	10.32	0.47		0.09	0.56		(0.47)	—	—	(0.47)
Year Ended October 31, 2013	9.70	0.45		0.64	1.09		(0.47)	—	—	(0.47)
Year Ended October 31, 2012	9.01	0.50		0.67	1.17		(0.48)	—	—	(0.48)

Class C
Year Ended October 31, 2016	9.93	0.37	(d)	(0.01)	0.36		(0.37)	—	—	(0.37)
Year Ended October 31, 2015	10.38	0.35	(d)	(0.40)	(0.05)		(0.36)	(0.02)	(0.02)	(0.40)
Year Ended October 31, 2014	10.29	0.42		0.10	0.52		(0.43)	—	—	(0.43)
Year Ended October 31, 2013	9.68	0.40		0.63	1.03		(0.42)	—	—	(0.42)
Year Ended October 31, 2012	9.00	0.45		0.67	1.12		(0.44)	—	—	(0.44)

Select Class
Year Ended October 31, 2016	9.97	0.43	(d)	(0.01)	0.42		(0.43)	—	—	(0.43)
Year Ended October 31, 2015	10.42	0.42	(d)	(0.40)	0.02		(0.43)	(0.02)	(0.02)	(0.47)
Year Ended October 31, 2014	10.33	0.49		0.09	0.58		(0.49)	—	—	(0.49)
Year Ended October 31, 2013	9.71	0.46		0.64	1.10		(0.48)	—	—	(0.48)
Year Ended October 31, 2012	9.02	0.51		0.67	1.18		(0.49)	—	—	(0.49)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than 0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.95	4.23%	$3,991,877	0.75%	4.25%	1.10%	52%
9.96	(0.03)	4,262,148	0.75	3.97	1.11	48
10.41	5.54	4,024,646	0.74	4.60	1.12	41
10.32	11.45	3,223,725	0.75	4.55	1.13	41
9.70	13.36	1,502,366	0.74	5.48	1.15	40

9.92	3.70	4,968,359	1.25	3.76	1.61	52
9.93	(0.53)	5,120,797	1.25	3.47	1.63	48
10.38	5.06	4,676,332	1.24	4.08	1.62	41
10.29	10.84	3,476,814	1.25	4.05	1.63	41
9.68	12.72	1,665,862	1.24	4.98	1.65	40

9.96	4.36	3,198,358	0.60	4.39	0.86	52
9.97	0.12	3,138,405	0.60	4.12	0.87	48
10.42	5.70	2,852,404	0.59	4.68	0.87	41
10.33	11.58	1,585,506	0.60	4.70	0.88	41
9.71	13.51	817,404	0.59	5.63	0.90	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of Global Allocation Fund is to seek to maximize long-term total return.

The investment objective of Income Builder Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

102	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at October 31, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$18,131	$—	$18,131
Belgium	3,008	—	—	3,008
Bermuda	894	—	—	894
Brazil	4,684	—	—	4,684
Canada	4,133	—	—	4,133
Chile	555	—	—	555
China	2,396	4,607	—	7,003
Denmark	—	2,519	—	2,519
Finland	—	5,950	—	5,950
France	—	30,381	—	30,381
Germany	—	25,661	—	25,661
Hong Kong	1,206	11,049	—	12,255
India	6,966	1,081	—	8,047
Indonesia	—	2,326	—	2,326
Ireland	1,134	—	—	1,134
Israel	2,820	—	—	2,820
Italy	—	6,807	—	6,807
Japan	203	66,366	—	66,569
Luxembourg	—	1,491	—	1,491
Malaysia	388	—	—	388
Mexico	1,064	—	—	1,064
Netherlands	1,650	17,351	—	19,001
New Zealand	—	1,006	—	1,006
Peru	617	—	—	617
Portugal	—	908	—	908
Russia	132	2,920	—	3,052
Singapore	2,284	2,207	—	4,491

OCTOBER 31, 2016	J.P. MORGAN FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

JPMorgan Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Africa	$—	$6,502	$—	$6,502
South Korea	—	3,014	—	3,014
Spain	—	6,286	—	6,286
Sweden	—	3,275	—	3,275
Switzerland	2,842	26,768	—	29,610
Taiwan	3,179	1,596	—	4,775
Thailand	720	673	—	1,393
Turkey	—	591	—	591
United Kingdom	—	43,475	—	43,475
United States	312,233	2,454	42	314,729

Total Common Stocks	353,108	295,395	42	648,545

Preferred Stocks
Brazil	1,256	—	—	1,256
Cayman Islands	—	—	67	67
Germany	—	2,688	—	2,688
United States	16	—	—	16

Total Preferred Stocks	1,272	2,688	67	4,027

Investment Company
United States	85,580	—	—	85,580
Debt Securities
Asset-Backed Securities
United States	—	34,376	30,046	64,422
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	38,108	—	38,108
Commercial Mortgage-Backed Securities
United States	—	8,900	—	8,900
Convertible Bonds
United States	—	156	—	156
Corporate Bonds
Australia	—	219	—	219
Bahamas	—	—	50	50
Bermuda	—	2,196	—	2,196
Canada	—	11,179	—	11,179
Cayman Islands	—	1,868	—	1,868
Finland	—	541	—	541
France	—	19,239	—	19,239
Germany	—	14,981	—	14,981
Ireland	—	6,369	—	6,369
Italy	—	9,552	—	9,552
Japan	—	2,341	—	2,341
Liberia	—	18	—	18
Luxembourg	—	35,993	—	35,993
Mexico	—	2,010	—	2,010
Netherlands	—	17,916	—	17,916
Norway	—	685	—	685
Portugal	—	806	—	806
Singapore	—	227	—	227
Spain	—	1,307	—	1,307
Sweden	—	4,228	—	4,228
United Kingdom	—	28,642	—	28,642
United States	—	232,145	278	232,423

Total Corporate Bonds	—	392,462	328	392,790

104	J.P. MORGAN FUNDS	OCTOBER 31, 2016

JPMorgan Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Securities
Cayman Islands	$—	$598	$—	$598
France	—	1,844	—	1,844
Luxembourg	—	1,015	—	1,015
Netherlands	—	4,847	—	4,847
United Kingdom	—	788	—	788
United States	—	1,812	—	1,812

Total Preferred Securities	—	10,904	—	10,904

Loan Assignments
Australia	—	184	—	184
Canada	—	213	—	213
Singapore	—	368	—	368
United Kingdom	—	261	—	261
United States	—	13,615	—	13,615

Total Loan Assignments	—	14,641	—	14,641

Foreign Government Securities	—	55,391	—	55,391
U.S. Treasury Obligations	—	32,416	—	32,416
Options Purchased
Call Options Purchased	3,516	821	—	4,337
Rights
Spain	17	—	—	17
Short-Term Investments
Foreign Government Treasury Bill	—	4,906	—	4,906
Investment Company	58,351	—	—	58,351

Total Short-Term Investments	58,351	4,906	—	63,257

Total Investments in Securities	$501,844	$891,164	$30,483	$1,423,491

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5,611	$—	$5,611
Futures Contracts	204	140	—	344

Total Appreciation in Other Financial Instruments	$204	$5,751	$—	$5,955

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(625)	$—	$(625)
Futures Contracts	(538)	(3,969)	—	(4,507)

Total Depreciation in Other Financial Instruments	$(538)	$(4,594)	$—	$(5,132)

JPMorgan Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$61,690	$—	$61,690
Belgium	31,556	7,314	—	38,870
Bermuda	1,648	—	—	1,648
Brazil	40,058	—	—	40,058
Canada	34,459	—	—	34,459
Chile	14,247	—	—	14,247
China	—	10,881	—	10,881
Czech Republic	—	38,851	—	38,851
Denmark	—	43,059	—	43,059
Finland	—	74,414	—	74,414

OCTOBER 31, 2016	J.P. MORGAN FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

JPMorgan Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
France	$—	$191,117	$—		$191,117
Germany	—	129,873	—		129,873
Hong Kong	7,505	66,694	—		74,199
Hungary	—	7,756	—		7,756
India	—	15,634	—		15,634
Indonesia	—	5,779	—		5,779
Ireland	38,687	3,735	—		42,422
Italy	—	48,748	—		48,748
Japan	—	105,894	—		105,894
Luxembourg	—	3,283	—		3,283
Mexico	18,861	—	—		18,861
Netherlands	6,308	114,696	—		121,004
Norway	—	25,256	—		25,256
Portugal	—	8,277	—		8,277
Russia	18,629	18,305	—		36,934
Singapore	—	3,484	—		3,484
South Africa	8,575	65,042	—		73,617
South Korea	7,423	22,434	—		29,857
Spain	—	77,042	—		77,042
Sweden	—	23,935	—		23,935
Switzerland	9,763	55,385	—		65,148
Taiwan	22,340	86,545	—		108,885
Thailand	567	9,273	—		9,840
Turkey	—	12,779	—		12,779
United Arab Emirates	—	6,720	—		6,720
United Kingdom	3,741	439,169	—		442,910
United States	1,843,717	—	963		1,844,680

Total Common Stocks	2,108,084	1,783,064	963		3,892,111

Preferred Stocks
Bermuda	913	—	—		913
Brazil	6,696	—	—		6,696
Cayman Islands	—	—	2,655		2,655
Ireland	3,566	—	—		3,566
Israel	2,457	—	—		2,457
United States	120,123	5,416	—	(a)	125,539

Total Preferred Stocks	133,755	5,416	2,655		141,826

Debt Securities
Asset-Backed Securities
United States	—	165,914	382,859		548,773
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	398,114	3,134		401,248
Commercial Mortgage-Backed Securities
United States	—	102,909	59,561		162,470
Convertible Bonds
Austria	—	2,407	—		2,407
Bermuda	—	2,214	—		2,214
Cayman Islands	—	7,176	—		7,176
France	—	2,384	—		2,384
Germany	—	777	—		777
Hong Kong	—	601	—		601
Japan	—	820	—		820
Luxembourg	—	2,570	—		2,570
Netherlands	1,764	5,797	—		7,561

106	J.P. MORGAN FUNDS	OCTOBER 31, 2016

JPMorgan Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Singapore	$—	$3,510	$—	$3,510
Spain	—	6,938	—	6,938
United Arab Emirates	—	4,749	—	4,749
United Kingdom	—	7,715	—	7,715
United States	—	37,036	10	37,046

Total Convertible Bonds	1,764	84,694	10	86,468

Corporate Bonds
Argentina	—	3,338	—	3,338
Australia	—	13,599	—	13,599
Bahamas	—	—	969	969
Bermuda	—	24,336	—	24,336
Brazil	—	6,555	—	6,555
Canada	—	206,133	—	206,133
Cayman Islands	—	23,537	—	23,537
Chile	—	5,717	—	5,717
Colombia	—	7,419	—	7,419
Croatia	—	2,759	—	2,759
Finland	—	2,535	—	2,535
France	—	28,705	—	28,705
Georgia	—	6,222	—	6,222
Germany	—	11,451	—	11,451
Hungary	—	4,302	—	4,302
Indonesia	—	17,828	—	17,828
Ireland	—	49,350	—	49,350
Israel	—	6,062	—	6,062
Italy	—	12,069	—	12,069
Japan	—	4,417	—	4,417
Kazakhstan	—	14,393	—	14,393
Liberia	—	1,573	—	1,573
Luxembourg	—	202,391	—	202,391
Malaysia	—	1,304	—	1,304
Mexico	—	53,194	—	53,194
Morocco	—	12,332	—	12,332
Netherlands	—	135,616	—	135,616
Peru	—	8,208	—	8,208
Singapore	—	521	—	521
Turkey	—	3,013	—	3,013
United Arab Emirates	—	3,530	—	3,530
United Kingdom	—	83,631	—	83,631
United States	—	4,136,008	30,254	4,166,262
Venezuela	—	8,147	—	8,147

Total Corporate Bonds	—	5,100,195	31,223	5,131,418

Preferred Securities
Australia	—	1,894	—	1,894
Belgium	—	11,829	—	11,829
Cayman Islands	—	3,009	—	3,009
France	—	37,382	—	37,382
Netherlands	—	8,492	—	8,492
Spain	—	5,045	—	5,045
Sweden	—	15,075	—	15,075
Switzerland	—	21,233	—	21,233
United Kingdom	—	35,513	—	35,513
United States	—	658,858	—	658,858

Total Preferred Securities	—	798,330	—	798,330

OCTOBER 31, 2016	J.P. MORGAN FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

JPMorgan Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Loan Assignments
Australia	$—	$1,281	$—		$1,281
Bermuda	—	650	—		650
Canada	—	2,392	—		2,392
Cayman Islands	—	452	—		452
Luxembourg	—	2,702	—		2,702
Singapore	—	2,678	—		2,678
United Kingdom	—	2,143	—		2,143
United States	—	122,179	—	(a)	122,179

Total Loan Assignments	—	134,477	—		134,477

Foreign Government Securities	—	405,048	558		405,606
U.S. Treasury Obligations	—	66,169	—		66,169
Rights
Spain	124	—	—		124
Warrants
United States	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Company	267,810	—	—		267,810
Time Deposit	—	7,100	—		7,100

Total Short-Term Investments	267,810	7,100	—		274,910

Total Investments in Securities	$2,511,537	$9,051,430	$480,963		$12,043,930

Appreciation in Other Financial Instruments
Futures Contracts	$39,330	$—	$—		$39,330

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(15)	$—		$(15)

(a)	Value is zero.

Transfers between fair value levels are valued utilizing values as of beginning of the year.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price for the year ended October 31, 2016.

There were no significant transfers among any other levels during the year ended October 31, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Global Allocation Fund	Balance as of October 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2016
Asset-Backed Securities — United States	$31,322	$32	$285	$104	$15,608	$(8,837)	$—	$(8,468)	$30,046
Collateralized Mortgage Obligation — Non-Agency CMO — United States	423	—	—	—	—	—	—	(423)	—
Common Stocks — United States	—	—	23	—	19	—	—	—	42
Corporate Bonds — Bahamas	166	—	(117)	1	—	—	—	—	50
Corporate Bonds — United States	—	(110)	47	2	38	(135)	436	—	278
Preferred Stock — Cayman Islands	—	—	(3)	—	—	—	70	—	67

Total	$31,911	$(78)	$235	$107	$15,665	$(8,972)	$506	$(8,891)	$30,483

108	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Income Builder Fund	Balance as of October 31, 2015		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2016
Asset-Backed Securities — United States	$471,259		$1,955	$(2,158)	$1,673	$97,925	$(93,030)	$8,532	$(103,297)	$382,859
Collateralized Mortgage Obligations — Non-Agency CMO — United States	3,628		—	(85)	21	—	(430)	—	—	3,134
Commercial Mortgage-Backed Securities — United States	62,029		—	(1,756)	(2)	7,045	(5,635)	3,565	(5,685)	59,561
Common Stocks — United States	180		19	430	—	613	(279)	—	—	963
Convertible Bonds — United States	277		56	(76)	—	25	(272)	—	—	10
Corporate Bonds — Bahamas	3,239		—	(2,277)	7	—	—	—	—	969
Corporate Bonds — Canada	—	(b)	—	—	—	—	—	—	—	—	(a)
Corporate Bonds — United States	105		(821)	5,713	31	731	(804)	25,299	—	30,254
Foreign Government Securities	5,053		(6,119)	6,250	60	—	(4,686)	—	—	558
Loan Assignments — United States	1,556		—	9	(1)	—	(1,564)	—	—	—	(b)
Preferred Stocks — Cayman Islands	—		—	(109)	—	—	—	2,764	—	2,655
Preferred Stocks — United States	—	(a)	—	—	—	—	—	—	—	—	(a)
Warrants — United States	—	(b)	— (b)	— (b)	—	—	— (b)	—	—	—	(a)

Total	$547,326		$(4,910)	$5,941	$1,789	$106,339	$(106,700)	$40,160	$(108,982)	$480,963

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than 500.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price for the year ended October 31, 2016.

There were no significant transfers among other levels during the year ended October 31, 2016.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2016, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$240
Income Builder Fund	1,582

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

JPM Global Allocation

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$30,046	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 11.00% (4.37%)
			Constant Default Rate	2.72% - 20.00% (5.57%)
			Yield (Discount Rate of Cash Flows)	1.93% - 10.09% (4.25%)

Asset-Backed Securities	30,046

OCTOBER 31, 2016	J.P. MORGAN FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

	Fair Value at October 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$240	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.88% - 8.80% (8.34%)

Corporate Bonds	240

	67	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.73% (4.73%)

Preferred Stock	67

Total	$30,353

#	The table above does not include level 3 investments that are valued by brokers and pricing services. At October 31, 2016, the value of these investments was approximately $130,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 30, 2016		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Pending Sale Amount (b)	Discount for lack of marketability (c)	100.00% (100.00%)

Common Stock	—	(a)

	2,655		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.73% (4.73%)
	—	(a)	Pending Sale Amount (b)	Discount for lack of marketability (c)	100.00% (100.00%)

Preferred Stock	2,655

	10		Market Comparable Companies	EBITDA Multiple (d)	1.0x (1.0x)

Convertible Bond	10

	29,136		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	0.00% - 23.34% (1.60%)
	3		Pending Sale Amount	Discount for lack of marketability (c)	15.00% - 50.00% (25.86%)
	—	(a)	Pending Distribution	Discount for potential outcome (c)	100% (100%)

Corporate Bond	29,139

	382,858		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 18.00% (4.63%)
				Constant Default Rate	0.00% - 30.00% (6.37%)
				Yield (Discount Rate of Cash Flows)	1.26% - 11.19% (3.80%)

Asset-Backed Securities	382,858

	3,135		Discounted Cash Flow	Constant Prepayment Rate	4.00% - 21.26% (11.71%)
				Constant Default Rate	0.00% - 7.82% (2.61%)
				Yield (Discount Rate of Cash Flows)	3.66% - 10.41% (5.96%)

Collateralized Mortgage Obligations	3,135

	53,670		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.96% - 199.00% (62.06%)

Commercial Mortgage-Backed Securities	53,670

	—	(a)	Pending Distribution	Projected Losses	100% (100%)

Loan Assignments	—	(a)

Warrants	—	(a)	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$471,467

#	The table above does not include level 3 investments that are valued by brokers and pricing services. At October 31, 2016, the value of these investments was approximately $9,496,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Value is zero
(b)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.

110	J.P. MORGAN FUNDS	OCTOBER 31, 2016

(c)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of October 31, 2016, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by JPMIM or their affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds (amounts in thousands):

Affiliate	Value at October 31, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at October 31, 2016	Value at October 31, 2016
Global Allocation Fund
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$—	$85,994	$—	$—	$448	10,311	$85,580
JPMorgan Prime Money Market Fund, Institutional Class Shares	88,032	894,252	982,284	—	266	—	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	151,697	93,346	—	25	58,351	58,351

	$88,032			$—	$739		$143,931

Income Builder Fund
JPMorgan Prime Money Market Fund, Institutional Class Shares	$302,495	$2,516,999	$2,819,494	$—	$636	—	$—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	484,257	216,447	—	99	267,810	267,810

	$302,495			$—	$735		$267,810

D. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, the fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts and options in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes D(1) — D(3) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

112	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of their portfolio investments and use forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of October 31, 2016, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contract	Statements of Assets and Liabilities
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$4,337	$198	$—	$4,535
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation		146	—	146
Foreign exchange contracts	Receivables	—	—	5,611	5,611

Total		$4,337	$344	$5,611	$10,292

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(4,167)	$—	$(4,167)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(340)	—	(340)
Foreign exchange contracts	Payables	—	—	(625)	(625)

Total		$—	$(4,507)	$(625)	$(5,132)

(a)	The market value of options purchased is reported as an investment in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Income Builder Fund

Derivative Contract	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$32,876
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	6,454

		$39,330

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(15)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2016, by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,853	$(21,613)	$—	$(19,760)
Foreign exchange contracts	—	4,818	4,937	9,755
Interest rate contracts	—	5,279	—	5,279

Total	$1,853	$(11,516)	$4,937	$(4,726)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(8,172)	$(4,446)	$—	$(12,618)
Foreign exchange contracts	—	—	3,758	3,758
Interest rate contracts	—	(829)	—	(829)

Total	$(8,172)	$(5,275)	$3,758	$(9,689)

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(28,992)	$—	$(28,992)
Foreign exchange contracts	54,862	338	55,200
Interest rate contracts	(32,980)	—	(32,980)

Total	$(7,110)	$338	$(6,772)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$12,219
Foreign exchange contracts	30,731
Interest rate contracts	3,042

Total	$45,992

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and options activity during the year ended October 31, 2016. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Global Allocation Fund		Income Builder Fund
Futures Contracts:
Equity
Average Notional Balance Long	$67,365		$16,779
Average Notional Balance Short	112,090		46,344
Ending Notional Balance Long	85,178		4,936
Ending Notional Balance Short	109,682		—
Foreign Exchange
Average Notional Balance Short	117,608	(a)	863,993
Ending Notional Balance Short	—		620,402

114	J.P. MORGAN FUNDS	OCTOBER 31, 2016

	Global Allocation Fund	Income Builder Fund
Interest Rate
Average Notional Balance Long	$98,674	$138,917	(b)
Average Notional Balance Short	26,901	1,426,166
Ending Notional Balance Long	45,873	—
Ending Notional Balance Short	9,554	1,137,423

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	27,708	—
Average Settlement Value Sold	216,508	—
Ending Settlement Value Purchased	40,402	—
Ending Settlement Value Sold	236,824	—

Exchange-Traded Options:
Average Number of Contracts Purchased	13,608	—
Ending Number of Contracts Purchased	25,116	—

(a)	For the period June 1, 2016 through June 30, 2016.
(b)	For the period November 1, 2015 through November 30, 2015.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Select Class	Total
Global Allocation Fund
Transfer agency fees	$20	$24	$1		$28	$73
Sub-transfer agency fees	180	205	—	(a)	256	641
Income Builder Fund
Transfer agency fees	$146	$190	n/a		$63	$399
Sub-transfer agency fees	1,696	2,659	n/a		1,544	5,899

(a)	Amount rounds to less than 500.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

OCTOBER 31, 2016	J.P. MORGAN FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. Income Builder Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax on the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Global Allocation Fund	$—	$2,719	$(2,719)
Income Builder Fund	(478)	(1,332)	1,810

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.60%
Income Builder Fund	0.45

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective annual rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

116	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Allocation Fund	0.25%	0.75%	0.50%
Income Builder Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$246	$5
Income Builder Fund	1,452	23

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Select Class
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%
Income Builder Fund	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Select Class
Global Allocation Fund	1.03%	1.53%	1.28%	0.78%
Income Builder Fund	0.75	1.25	n/a	0.60

The expense limitation agreements were in effect for the year ended October 31, 2016 and are in place until at least February 28, 2017.

For the year ended October 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Global Allocation Fund	$2,165	$1,030	$227	$3,422	$—	(a)
Income Builder Fund	21,469	9,849	8,851	40,169	—

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2016 was as follows (amounts in thousands):

Global Allocation Fund	$187
Income Builder Fund	470

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2016, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Global Allocation Fund	$1
Income Builder Fund	87

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Allocation Fund	$1,332,892	$670,632	$65,453	$48,309
Income Builder Fund	6,018,875	6,269,040	38,510	28,790

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund	$1,400,966	$82,553	$(60,027)	$22,526
Income Builder Fund	11,630,353	715,899	302,322	413,577

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of option contracts and mark to market of PFICs.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$25,242	$1,201	$26,443
Income Builder Fund	486,808	—	486,808

*	Short-term gains are treated as ordinary income for income tax purposes.

118	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Global Allocation Fund	$4,169	$1,378	$—	$5,547
Income Builder Fund	483,632	19,867	18,688	522,187

*	Short-term gains are treated as ordinary income for income tax purposes.

As of October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Allocation Fund	$11,244	$(19,938)	$17,856
Income Builder Fund	4,392	(447,894)	413,047

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options, straddle loss deferral and mark to market of PFICs.

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Allocation Fund	$7,562	$12,376
Income Builder Fund	328,141	119,753

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other affiliated trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The Funds did not utilize the Credit Facility during the year ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2016, the Funds had omnibus accounts which collectively represented the following percentage of each Fund’s net assets as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	2	12.9%	4	26.7%
Income Builder Fund	2	15.3%	7	36.9%

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

120	J.P. MORGAN FUNDS	OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Income Builder Fund and JPMorgan Global Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund and JPMorgan Global Allocation Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

OCTOBER 31, 2016	J.P. MORGAN FUNDS	121

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

122	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	123

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

124	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$1,027.80	$5.20	1.02%
Hypothetical	1,000.00	1,020.01	5.18	1.02
Class C
Actual	1,000.00	1,025.10	7.74	1.52
Hypothetical	1,000.00	1,017.50	7.71	1.52
Class R2
Actual	1,000.00	1,026.70	6.47	1.27
Hypothetical	1,000.00	1,018.75	6.44	1.27
Select Class
Actual	1,000.00	1,029.00	3.93	0.77
Hypothetical	1,000.00	1,021.27	3.91	0.77

Income Builder Fund
Class A
Actual	1,000.00	1,035.40	3.84	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	1,032.70	6.39	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Select Class
Actual	1,000.00	1,036.10	3.07	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2016	J.P. MORGAN FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for both of the Funds whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds in which the JPMorgan Global Allocation Fund invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense analyses compiled by Broadridge, using data from Lipper Inc. independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to each Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to each Fund and Underlying

126	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to each Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the JPMorgan Global Allocation Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser and JPMIM, earn fees from each Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for each Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing

OCTOBER 31, 2016	J.P. MORGAN FUNDS	127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for each Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five- year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the JPMorgan Global Allocation Fund’s performance for both Class A and Select Class shares was in the second and first quintiles based upon the Peer Group, and the first and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the JPMorgan Income Builder Fund’s performance for Class A shares was in the first, fourth and third quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, and three-year periods ended December 31, 2015, respectively. The Trustees noted that performance for the Select Class shares was in the first and second quintiles, based upon the Peer Group, and in the first, third and second quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively, as applicable. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the JPMorgan Global Allocation Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile based upon the Peer Group and Universe. The Trustees noted that the actual total expenses for Class A shares were in the first quintile based upon the Peer Group, and in the second quintile, based upon the Universe, and Select Class Shares were in the second quintile based upon the Peer Group, and first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

The Trustees noted that the JPMorgan Income Builder Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund may invest.

128	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2016:

Dividend Received Deduction
Global Allocation Fund	13.40%
Income Builder Fund	15.21

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Long Term Capital Gain
Global Allocation Fund	$1,201

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Qualified Dividend Income
Global Allocation Fund	$14,895
Income Builder Fund	182,934

OCTOBER 31, 2016	J.P. MORGAN FUNDS	129

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-IB-GAL-1016

Annual Report

J.P. Morgan Funds

October 31, 2016

JPMorgan Emerging Markets Strategic Debt Fund

(formerly known as JPMorgan Emerging Markets Local Currency Debt Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund1

(formerly known as JPMorgan Emerging Markets Local Currency Debt Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.41%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified[2]	11.70%
J.P. Morgan GBI — EM Global Diversified	11.04%
Emerging Markets Strategic Debt Composite Benchmark	10.74%

Net Assets as of 10/31/2016 (In Thousands)	$81,126
Duration as of 10/31/2016	6.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified (the “Benchmark”), the J.P. Morgan GBI — EM Global Diversified and the Emerging Markets Strategic Debt Composite Benchmark for the twelve months ended October 31, 2016.

Relative to the Benchmark, the Fund’s underweight position in Russia in the first half of 2016 detracted from performance as the value of Russian bonds increased. The Fund’s short position in Brazil’s currency, which was accomplished through currency derivatives and was a hedge against the Fund’s positions in Brazilian bonds of longer maturity, also detracted from relative performance.

The Fund’s short position in the Turkish lira, accomplished through currency derivatives, also detracted from relative performance as the currency’s value strengthened in the first quarter of 2016 and the cost of holding the short position was high.

Relative to the Benchmark, the Fund’s longer duration in Brazilian bonds helped performance amid expectations for low interest rates due to lower inflation data, an improved political backdrop and overall weakness in Brazil’s economy.

Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s longer duration in Indonesian bonds helped relative performance as inflationary pressure remained low and the government enacted reforms to extend economic growth, while keeping the country’s current-account balance stable. The Fund’s longer duration in Mexican government bonds also helped relative performance amid general market conditions that supported fixed income securities.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return, using these investments to establish overweight and underweight currency positions versus the Benchmark. The Fund also used currency derivatives to establish overweight and underweight currency positions versus the Benchmark and held U.S. cash and/or cash equivalents as support for these positions. At the end of the reporting period, the Fund’s foreign exchange positions were overweight in the currencies of Russia, Peru and India and underweight in the currencies of the U.S., Canada and China. In terms of sovereign and corporate debt, the Fund was overweight at the end of the reporting period in Brazil, the United Arab Emirates and Argentina and was underweight in Russia, the Philippines and Uruguay.

[1]	Effective September 30, 2016, some of the Fund’s investment strategies changed. Under the revised investment strategy, the Fund may invest in a broader array of emerging market debt investments.
[2]

Effective September 30, 2016, the Fund’s broad-based securities market index changed from the J.P. Morgan GBI-EM Global Diversified to the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified to reflect the change in the Fund’s investment strategies.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	68.6%
Corporate Bonds	27.0
Others (each less than 1.0%)	0.6
Short-Term Investments	3.8

PORTFOLIO COMPOSITION BY COUNTRY***
Argentina	7.1%
Mexico	5.1
Turkey	3.9
Netherlands	3.9
Peru	3.9
Indonesia	3.8
Brazil	3.5
Ukraine	3.4
Ecuador	3.0
Russia	3.0
Lebanon	2.9
Hungary	2.6
Colombia	2.4
Sri Lanka	2.2
Chile	2.2
Panama	2.1
South Africa	2.1
Kazakhstan	1.9
United Kingdom	1.9
Croatia	1.7
Dominican Republic	1.7
Cayman Islands	1.7
Philippines	1.6
Ghana	1.5
Uruguay	1.3
Morocco	1.3
Bermuda	1.2
Venezuela	1.2
Oman	1.1
Poland	1.1
Angola	1.0
Costa Rica	1.0
Others (each less than 1.0%)	17.9
Short-Term Investments	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge*		4.20%	(6.68)%	(4.92)%
Without Sales Charge		8.20	(5.48)	(4.08)
CLASS C SHARES	June 29, 2012
With CDSC**		6.76	(5.93)	(4.54)
Without CDSC		7.76	(5.93)	(4.54)
CLASS R2 SHARES	June 29, 2012	7.98	(5.69)	(4.31)
CLASS R5 SHARES	June 29, 2012	8.77	(5.02)	(3.63)
CLASS R6 SHARES	June 29, 2012	8.76	(5.02)	(3.59)
SELECT CLASS SHARES	June 29, 2012	8.41	(5.23)	(3.84)

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan GBI-EM Global Diversified and the Emerging Markets Strategic Debt Composite Benchmark from June 29, 2012 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the J.P. Morgan GBI-EM Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Emerging Markets Strategic Debt Composite Benchmark does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The J.P. Morgan GBI-EM Global Diversified consists of regularly traded, fixed rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan EMBI Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. Investors cannot invest directly in an index.

Effective September 30, 2016, the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

On September 30, 2016, the Fund’s broad based securities market index changed from the J.P. Morgan GBI-EM Global Diversified to the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified to reflect the change in the Fund’s investment strategies.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2016

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 26.7%
	Argentina — 1.4%
100	Petrobras Argentina S.A., Reg. S, 7.375%, 07/21/23	103
	YPF S.A.,
100	Reg. S, 8.500%, 03/23/21	110
450	Reg. S, 8.750%, 04/04/24	493
370	Reg. S, 8.875%, 12/19/18	401

		1,107

	Austria — 0.2%
200	Suzano Austria GmbH, Reg. S, 5.750%, 07/14/26	197

	Bermuda — 1.2%
200	Digicel Group Ltd., Reg. S, 8.250%, 09/30/20	177
400	Ooredoo International Finance Ltd., Reg. S, 3.250%, 02/21/23	406
410	Tengizchevroil Finance Co. International Ltd., Reg. S, 4.000%, 08/15/26	397

		980

	Brazil — 1.1%
450	Caixa Economica Federal, Reg. S, 4.500%, 10/03/18	457
200	Itau Unibanco Holding S.A., Reg. S, 5.500%, 08/06/22	202
200	Votorantim Cimentos S.A., Reg. S, 7.250%, 04/05/41	194

		853

	Cayman Islands — 1.7%
200	ABQ Finance Ltd., Reg. S, 3.625%, 04/13/21	206
580	Kuwait Projects Co., Reg. S, 5.000%, 03/15/23	613
300	Three Gorges Finance I Cayman Islands Ltd., Reg. S, 3.700%, 06/10/25	316
200	Vale Overseas Ltd., 6.250%, 08/10/26	214

		1,349

	Chile — 2.2%
600	Corp. Nacional del Cobre de Chile, Reg. S, 4.500%, 09/16/25	624
490	Empresa Electrica Angamos S.A., Reg. S, 4.875%, 05/25/29	480
400	Empresa Nacional del Petroleo, Reg. S, 3.750%, 08/05/26	399
245	Enersis Americas S.A., 4.000%, 10/25/26	244

		1,747

	China — 0.2%
200	Tianjin Infrastructure Construction & Investment Group Co., Ltd., Reg. S, 2.750%, 06/15/19	201

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Colombia — 1.1%
200	Banco de Bogota S.A., Reg. S, 6.250%, 05/12/26	206
	Ecopetrol S.A.,
540	5.375%, 06/26/26	542
200	5.875%, 05/28/45	176

		924

	Hungary — 0.7%
500	MFB Magyar Fejlesztesi Bank Zrt, Reg. S, 6.250%, 10/21/20	563

	India — 0.2%
200	Axis Bank Ltd., Reg. S, 2.875%, 06/01/21	201

	Indonesia — 1.3%
	Pertamina Persero PT,
300	Reg. S, 4.300%, 05/20/23	311
400	Reg. S, 5.625%, 05/20/43	401
300	Reg. S, 6.450%, 05/30/44	330

		1,042

	Israel — 0.3%
200	Israel Electric Corp., Ltd., Reg. S, Series 6, 5.000%, 11/12/24 (e)	216

	Kazakhstan — 1.0%
750	KazMunayGas National Co. JSC, Reg. S, 6.375%, 04/09/21	825

	Luxembourg — 0.7%
180	Gazprom OAO Via Gaz Capital S.A., Reg. S, 7.288%, 08/16/37	205
200	Klabin Finance S.A., Reg. S, 5.250%, 07/16/24	195
200	Millicom International Cellular S.A., Reg. S, 4.750%, 05/22/20	200

		600

	Malaysia — 0.7%
180	Petroliam Nasional Bhd, Reg. S, 7.625%, 10/15/26	253
300	Petronas Capital Ltd., Reg. S, 3.500%, 03/18/25	317

		570

	Mauritius — 0.5%
200	MTN Mauritius Investment Ltd., 5.373%, 02/13/22 (e)	202
200	UPL Corp. Ltd., 3.250%, 10/13/21 (e)	200

		402

	Mexico — 2.7%
200	Banco Mercantil del Norte S.A., 5.750%, 10/04/31 (e)	193

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Mexico — continued
200	Cemex S.A.B. de C.V., Reg. S, 6.125%, 05/05/25	206
200	Comision Federal de Electricidad, 4.750%, 02/23/27 (e)	203
300	Mexico City Airport Trust, 5.500%, 10/31/46 (e)	293
	Petroleos Mexicanos,
30	5.500%, 06/27/44	26
410	6.500%, 06/02/41	398
250	6.625%, 06/15/35	250
31	6.750%, 09/21/47 (e)	31
EUR 190	Reg. S, 1.875%, 04/21/22	201
180	Reg. S, 6.875%, 08/04/26	201
200	Trust F/1401, Reg. S, 5.250%, 01/30/26	207

		2,209

	Morocco — 1.0%
	OCP S.A.,
600	Reg. S, 4.500%, 10/22/25	603
200	Reg. S, 6.875%, 04/25/44	219

		822

	Netherlands — 3.3%
200	Listrindo Capital B.V., 4.950%, 09/14/26 (e)	201
	Petrobras Global Finance B.V.,
1,050	5.375%, 01/27/21	1,029
190	8.375%, 05/23/21	210
900	8.750%, 05/23/26	1,010
200	VimpelCom Holdings B.V., Reg. S, 5.950%, 02/13/23	206

		2,656

	Panama — 0.2%
200	Global Bank Corp., 4.500%, 10/20/21 (e)	199

	Peru — 0.5%
200	Banco de Credito del Peru, Reg. S, VAR, 6.125%, 04/24/27	222
150	Union Andina de Cementos SAA, Reg. S, 5.875%, 10/30/21	155

		377

	Philippines — 0.3%
150	Power Sector Assets & Liabilities Management Corp., Reg. S, 7.390%, 12/02/24	201

	South Africa — 0.4%
300	Eskom Holdings SOC Ltd., Reg. S, 6.750%, 08/06/23	310

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Trinidad and Tobago — 0.2%
150	Petroleum Co. of Trinidad & Tobago Ltd., Reg. S, 9.750%, 08/14/19	166

	Turkey — 0.4%
360	Turkiye Is Bankasi, 5.500%, 04/21/22 (e)	360

	United Arab Emirates — 0.9%
630	DP World Ltd., Reg. S, 6.850%, 07/02/37	717

	United Kingdom — 1.6%
200	Bluestar Finance Holdings Ltd., Reg. S, 4.375%, 06/11/20	210
200	HKT Capital No. 4 Ltd., Reg. S, 3.000%, 07/14/26	195
200	Huarong Finance II Co., Ltd., Reg. S, 2.750%, 06/03/19	201
150	Sinochem Overseas Capital Co., Ltd., Reg. S, 4.500%, 11/12/20	161
300	Sinopec Group Overseas Development 2012 Ltd., Reg. S, 4.875%, 05/17/42	335
200	Vedanta Resources plc, Reg. S, 6.000%, 01/31/19	198

		1,300

	United States — 0.2%
160	Southern Copper Corp., 5.875%, 04/23/45	159

	Venezuela — 0.5%
	Petroleos de Venezuela S.A.,
250	Reg. S, 5.375%, 04/12/27	91
520	Reg. S, 6.000%, 11/15/26	191
180	Reg. S, 9.000%, 11/17/21	89
100	Reg. S, 12.750%, 02/17/22	59

		430

	Total Corporate Bonds (Cost $22,003)	21,683

Foreign Government Securities — 67.8%
	Angola — 1.0%
810	Republic of Angola, Reg. S, 9.500%, 11/12/25	793

	Argentina — 5.6%
450	Provincia de Buenos Aires, Reg. S, 9.950%, 06/09/21	512
	Republic of Argentina,
ARS 4,500	VAR, 25.416%, 03/01/18	300
450	Reg. S, 6.250%, 04/22/19	477
1,570	Reg. S, 6.875%, 04/22/21	1,696
300	Reg. S, 7.125%, 07/06/36	309
660	Reg. S, 7.500%, 04/22/26	721
294	Series NY, 8.280%, 12/31/33	321

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Argentina — continued
300	Series NY, SUB, 2.500%, 12/31/38	204

		4,540

	Azerbaijan — 0.6%
300	Republic of Azerbaijan, Reg. S, 4.750%, 03/18/24	310
200	State Oil Co. of the Azerbaijan Republic, Reg. S, 6.950%, 03/18/30	216

		526

	Belarus — 0.1%
100	Republic of Belarus, Reg. S, 8.950%, 01/26/18	105

	Brazil — 2.4%
	Brazil Notas do Tesouro Nacional,
BRL 1,470	Series F, 10.000%, 01/01/21	442
BRL 859	Series F, 10.000%, 01/01/25	251
	Federative Republic of Brazil,
450	6.000%, 04/07/26	496
600	8.250%, 01/20/34	753

		1,942

	Cameroon — 0.4%
300	Republic of Cameroon, Reg. S, 9.500%, 11/19/25	333

	Colombia — 1.3%
	Republic of Colombia,
600	4.500%, 01/28/26	641
300	7.375%, 09/18/37	384

		1,025

	Costa Rica — 1.0%
300	Instituto Costarricense de Electricidad, Reg. S, 6.375%, 05/15/43	259
500	Republic of Costa Rica, Reg. S, 7.000%, 04/04/44	522

		781

	Croatia — 1.7%
	Republic of Croatia,
EUR 340	Reg. S, 3.875%, 05/30/22	402
900	Reg. S, 6.625%, 07/14/20	997

		1,399

	Dominican Republic — 1.7%
	Government of Dominican Republic,
780	Reg. S, 6.875%, 01/29/26	860
450	Reg. S, 7.450%, 04/30/44	502

		1,362

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ecuador — 3.0%
	Republic of Ecuador,
600	Reg. S, 7.950%, 06/20/24	564
300	Reg. S, 10.500%, 03/24/20	317
1,430	Reg. S, 10.750%, 03/28/22	1,512

		2,393

	Egypt — 0.3%
300	Egypt Government Bond, Reg. S, 5.875%, 06/11/25	276

	El Salvador — 0.7%
	Republic of El Salvador,
150	Reg. S, 6.375%, 01/18/27	150
150	Reg. S, 7.750%, 01/24/23	164
225	Reg. S, 8.250%, 04/10/32	245

		559

	Gabon — 0.5%
400	Republic of Gabonese, Reg. S, 6.375%, 12/12/24	365

	Ghana — 1.5%
	Republic of Ghana,
800	9.250%, 09/15/22 (e)	828
340	Reg. S, 10.750%, 10/14/30	400

		1,228

	Hungary — 1.8%
	Republic of Hungary,
580	5.375%, 03/25/24	667
HUF 77,480	5.500%, 06/24/25	332
424	5.750%, 11/22/23	494

		1,493

	India — 0.6%
500	Export-Import Bank of India, Reg. S, 3.375%, 08/05/26	495

	Indonesia — 2.5%
	Republic of Indonesia,
300	Reg. S, 5.875%, 01/15/24	348
300	Reg. S, 5.950%, 01/08/46	363
300	Reg. S, 6.625%, 02/17/37	377
IDR 5,230,000	Series FR70, 8.375%, 03/15/24	426
IDR 5,916,000	Series FR71, 9.000%, 03/15/29	502

		2,016

	Iraq — 0.2%
250	Republic of Iraq, Reg. S, 5.800%, 01/15/28	201

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Ivory Coast — 0.7%
600	Republic of Ivory Coast, Reg. S, 5.375%, 07/23/24	605

	Jamaica — 0.7%
	Government of Jamaica,
300	6.750%, 04/28/28	338
200	8.000%, 03/15/39	234

		572

	Jordan — 0.4%
300	Kingdom of Jordan, 5.750%, 01/31/27 (e)	299

	Kazakhstan — 0.9%
	Republic of Kazakhstan,
300	Reg. S, 5.125%, 07/21/25	333
300	Reg. S, 6.500%, 07/21/45	358

		691

	Kenya — 0.9%
600	Citigroup, Inc., CLN, 12.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/15/32; credit rating B)	446
300	Republic of Kenya, Reg. S, 6.875%, 06/24/24	299

		745

	Lebanon — 2.8%
	Republic of Lebanon,
1,000	6.375%, 03/09/20	1,005
275	6.600%, 11/27/26	267
190	9.000%, 03/20/17	191
362	Reg. S, 5.450%, 11/28/19	356
490	Reg. S, 6.650%, 02/26/30	473

		2,292

	Lithuania — 0.9%
	Republic of Lithuania,
280	Reg. S, 6.125%, 03/09/21	326
300	Reg. S, 6.625%, 02/01/22	365

		691

	Mexico — 2.3%
569	Petroleos Mexicanos, 6.750%, 09/21/47 (e)	564
	United Mexican States,
300	3.600%, 01/30/25	305
450	5.550%, 01/21/45	504
100	5.750%, 10/12/10	102
MXN 6,160	Series M, 6.500%, 06/10/21	333
MXN 800	Series M, 7.750%, 05/29/31	47

		1,855

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mongolia — 0.3%
300	Mongolia Government Bond, Reg. S, 5.125%, 12/05/22	264

	Morocco — 0.3%
200	Kingdom of Morocco, Reg. S, 5.500%, 12/11/42	225

	Namibia — 0.5%
380	Republic of Namibia, Reg. S, 5.250%, 10/29/25	395

	Netherlands — 0.6%
495	Republic of Angola Via Northern Lights III B.V., Reg. S, 7.000%, 08/16/19	493

	Oman — 1.1%
910	Oman Government Bond, Reg. S, 4.750%, 06/15/26	916

	Pakistan — 0.8%
	Republic of Pakistan,
320	Reg. S, 6.875%, 06/01/17	327
300	Reg. S, 8.250%, 04/15/24	337

		664

	Panama — 1.9%
	Republic of Panama,
400	3.875%, 03/17/28	424
300	4.000%, 09/22/24	322
250	6.700%, 01/26/36	331
300	8.875%, 09/30/27	441

		1,518

	Paraguay — 0.8%
	Republic of Paraguay,
300	Reg. S, 5.000%, 04/15/26	323
300	Reg. S, 6.100%, 08/11/44	330

		653

	Peru — 3.4%
300	Fondo MIVIVIENDA S.A., Reg. S, 3.500%, 01/31/23	309
	Republic of Peru,
300	4.125%, 08/25/27	333
600	5.625%, 11/18/50	759
300	8.750%, 11/21/33	472
PEN 1,291	Reg. S, 6.900%, 08/12/37	413
PEN 1,481	Reg. S, 6.950%, 08/12/31	479

		2,765

	Philippines — 1.3%
	Republic of Philippines,
300	3.950%, 01/20/40	322

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Philippines — continued
150	7.750%, 01/14/31	226
340	10.625%, 03/16/25	542

		1,090

	Poland — 1.1%
	Republic of Poland,
540	3.250%, 04/06/26	560
PLN 1,300	Series 0721, 1.750%, 07/25/21	320

		880

	Romania — 0.6%
450	Republic of Romania, Reg. S, 4.875%, 01/22/24	503

	Russia — 2.9%
	Russian Federation,
RUB 30,000	7.000%, 01/25/23	438
800	Reg. S, 4.875%, 09/16/23	859
600	Reg. S, 5.000%, 04/29/20	640
400	Reg. S, 5.625%, 04/04/42	441

		2,378

	Serbia — 0.8%
600	Republic of Serbia, Reg. S, 7.250%, 09/28/21	689

	Slovenia — 0.5%
320	Republic of Slovenia, Reg. S, 5.500%, 10/26/22	369

	South Africa — 1.7%
	Republic of South Africa,
200	5.500%, 03/09/20	217
300	5.875%, 09/16/25	336
200	6.250%, 03/08/41	233
ZAR 8,409	Series 2035, 8.875%, 02/28/35	600

		1,386

	Sri Lanka — 2.2%
	Republic of Sri Lanka,
900	Reg. S, 6.250%, 07/27/21	939
800	Reg. S, 6.825%, 07/18/26	844

		1,783

	Thailand — 0.5%
THB 16,354	Thailand Government Bond, Reg. S, 1.250%, 03/12/28	436

	Trinidad and Tobago — 0.4%
300	Republic of Trinidad & Tobago, Reg. S, 4.500%, 08/04/26	305

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Turkey — 3.5%
	Republic of Turkey,
300	5.625%, 03/30/21	317
900	6.625%, 02/17/45	1,008
600	7.375%, 02/05/25	702
TRY 2,340	10.700%, 02/17/21	783

		2,810

	Ukraine — 3.4%
	Republic of Ukraine,
1,030	Reg. S, 7.750%, 09/01/21	1,016
220	Reg. S, 7.750%, 09/01/23	214
930	Reg. S, 7.750%, 09/01/24	895
650	Reg. S, 7.750%, 09/01/27	618

		2,743

	Uruguay — 1.3%
	Republic of Uruguay,
300	4.375%, 10/27/27	318
350	5.100%, 06/18/50	348
300	7.875%, 01/15/33	416

		1,082

	Venezuela — 0.7%
	Republic of Venezuela,
140	9.250%, 09/15/27	70
140	9.375%, 01/13/34	65
150	Reg. S, 7.650%, 04/21/25	64
160	Reg. S, 7.750%, 10/13/19	82
140	Reg. S, 9.000%, 05/07/23	63
170	Reg. S, 11.750%, 10/21/26	95
180	Reg. S, 11.950%, 08/05/31	100

		539

	Zambia — 0.7%
600	Republic of Zambia, Reg. S, 8.970%, 07/30/27	587

	Total Foreign Government Securities (Cost $56,133)	55,055

Preferred Securities — 0.5% (x)
	South Korea — 0.2%
200	Woori Bank, 4.500%, 09/27/21 (e)	200

	United Kingdom — 0.3%
200	CCCI Treasure Ltd., Reg. S, VAR, 3.500%, 04/21/20	204

	Total Preferred Securities (Cost $405)	404

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures and Options contracts)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.1%
	Foreign Exchange Currency Options — 0.1%
2,487,358	CAD Put/USD Call, Expiring 11/15/16 @ 1.32 CAD to 1 USD, Vanilla, European Style	47
510,686	MXN Put/USD Call, Expiring 12/19/16 @ 20.14 MXN to 1 USD, Vanilla, European Style	6

	Total Options Purchased (Cost $26)	53

PRINCIPAL AMOUNT
Short-Term Investments— 3.8%
	Foreign Government Security — 0.3%
	Argentina — 0.3%
ARS 4,000	Letras Del Banco Central De La Republica Argentina, 23.861%, 12/21/16 (n)	255

SHARES	SECURITY DESCRIPTION	VALUE

	Investment Company — 3.5%
2,803	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.660% (b) (l)	2,803

	Total Short-Term Investments (Cost $3,060)	3,058

	Total Investments — 98.9% (Cost $81,627)	80,253
	Other Assets in Excess of Liabilities — 1.1%	873

	NET ASSETS — 100.0%	$81,126

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(3)	Euro Bund	12/08/16	EUR	(534)	9
(35)	10 Year U.S. Treasury Note	12/20/16	USD	(4,537)	4
(33)	90-Day EuroDollar	12/18/17	USD	(8,156)	(2)

					11

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
269	AUD	Standard Chartered Bank	12/20/16	202	205	3
140	AUD	Westpac Banking Corp.	12/20/16	107	106	(1)
509	BRL	Citibank, N.A.†	12/20/16	155	157	2
1,383	BRL	Credit Suisse International†	12/20/16	425	427	2
591	BRL	HSBC Bank, N.A.†	12/20/16	180	182	2
678	BRL	TD Bank Financial Group†	12/20/16	207	209	2
630	BRL	Goldman Sachs International†	01/20/17	194	193	(1)
670	BRL	HSBC Bank, N.A.†	01/20/17	203	205	2
538	CAD	Royal Bank of Canada	12/20/16	409	401	(8)
141,085	CLP	Goldman Sachs International†	01/20/17	214	215	1
2,739	CNH	Goldman Sachs International	12/20/16	406	403	(3)
10,635	CNY	HSBC Bank, N.A.†	12/20/16	1,585	1,563	(22)
622,352	COP	Credit Suisse International†	12/20/16	211	206	(5)
2,672,246	COP	Goldman Sachs International†	12/20/16	907	882	(25)
597,265	COP	HSBC Bank, N.A.†	12/20/16	199	197	(2)
597,050	COP	Credit Suisse International†	01/20/17	201	196	(5)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2016

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
362	EUR	HSBC Bank, N.A.	12/20/16	408	398	(10)
564	EUR	Societe Generale	12/20/16	631	621	(10)
187	EUR	Goldman Sachs International	01/20/17	206	206	— (h)
144,647	HUF	Credit Suisse International	12/20/16	524	515	(9)
849,252	HUF	State Street Corp.	12/20/16	3,094	3,021	(73)
5,608,561	IDR	HSBC Bank, N.A.†	12/20/16	425	427	2
22,746,750	IDR	HSBC Bank, N.A.†	05/15/17	1,703	1,696	(7)
13,882	INR	Goldman Sachs International†	12/20/16	205	206	1
27,323	INR	HSBC Bank, N.A.†	12/20/16	406	407	1
13,748	INR	Standard Chartered Bank†	01/20/17	204	204	— (h)
20,984	JPY	Goldman Sachs International	12/20/16	210	201	(9)
52,356	JPY	HSBC Bank, N.A.	12/20/16	515	500	(15)
229,964	KRW	HSBC Bank, N.A.†	01/20/17	202	201	(1)
50,884	MXN	Citibank, N.A.	12/20/16	2,614	2,678	64
10,549	MXN	Societe Generale	12/20/16	553	555	2
2,268	MYR	Merrill Lynch International†	12/20/16	539	539	— (h)
283	NZD	Westpac Banking Corp.	12/20/16	205	202	(3)
13,486	PHP	Citibank, N.A.†	12/20/16	279	278	(1)
4,408	PLN	Societe Generale	12/20/16	1,145	1,122	(23)
21,757	PLN	State Street Corp.	12/20/16	5,662	5,541	(121)
786	PLN	HSBC Bank, N.A.	01/20/17	204	200	(4)
13,340	RUB	Credit Suisse International†	12/20/16	201	208	7
13,522	RUB	Goldman Sachs International†	12/20/16	205	210	5
54,441	RUB	HSBC Bank, N.A.†	12/20/16	850	847	(3)
13,070	RUB	Credit Suisse International†	01/20/17	205	202	(3)
12,872	RUB	Standard Chartered Bank†	01/20/17	200	199	(1)
280	SGD	HSBC Bank, N.A.	12/20/16	205	201	(4)
542	SGD	Royal Bank of Canada	12/20/16	400	390	(10)
2,448	TRY	Barclays Bank plc	12/20/16	783	783	— (h)
21,225	TRY	Citibank, N.A.	12/20/16	6,915	6,788	(127)
611	TRY	HSBC Bank, N.A.	12/20/16	200	195	(5)
59,639	ZAR	BNP Paribas	12/20/16	4,309	4,379	70
17,122	ZAR	Goldman Sachs International	12/20/16	1,232	1,257	25
9,379	ZAR	State Street Corp.	12/20/16	648	689	41
				42,092	41,813	(279)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
269	AUD	Westpac Banking Corp.	12/20/16	206	205	1
2,855	BRL	HSBC Bank, N.A.†	12/20/16	881	881	—	(h)
678	BRL	TD Bank Financial Group†	12/20/16	205	209	(4)
665	BRL	Credit Suisse International†	01/20/17	205	204	1
538	CAD	Goldman Sachs International	12/20/16	409	401	8
540	CAD	Royal Bank of Canada	12/20/16	411	403	8
269	CAD	State Street Corp.	12/20/16	205	201	4
269	CAD	TD Bank Financial Group	12/20/16	209	200	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
138,107	CLP	Credit Suisse International†	01/20/17	205	210	(5)
136,981	CLP	Goldman Sachs International†	01/20/17	202	208	(6)
2,739	CNH	HSBC Bank, N.A.	12/20/16	408	403	5
10,635	CNY	HSBC Bank, N.A.†	12/20/16	1,584	1,562	22
5,251	CNY	Standard Chartered Bank†	01/20/17	774	770	4
597,265	COP	Goldman Sachs International†	12/20/16	204	197	7
1,509,100	COP	HSBC Bank, N.A.†	12/20/16	516	498	18
622,352	COP	TD Bank Financial Group†	12/20/16	209	206	3
186	EUR	Credit Suisse International	12/20/16	211	205	6
738	EUR	Royal Bank of Canada	12/20/16	830	812	18
559	EUR	Royal Bank of Canada	01/20/17	617	616	1
1,074,446	HUF	Barclays Bank plc	12/20/16	3,909	3,822	87
22,090,579	IDR	HSBC Bank, N.A.†	12/20/16	1,688	1,683	5
22,746,750	IDR	Deutsche Bank AG†	05/15/17	1,612	1,696	(84)
41,732	JPY	HSBC Bank, N.A.	12/20/16	412	399	13
21,139	JPY	Goldman Sachs International	01/20/17	205	202	3
229,964	KRW	HSBC Bank, N.A.†	01/20/17	205	201	4
60,044	MXN	Barclays Bank plc	12/20/16	3,077	3,159	(82)
543	MYR	HSBC Bank, N.A.†	12/20/16	131	129	2
283	NZD	Goldman Sachs International	12/20/16	206	203	3
282	NZD	Westpac Banking Corp.	12/20/16	204	201	3
13,533	PHP	HSBC Bank, N.A.†	12/20/16	279	278	1
27,550	PLN	Barclays Bank plc	12/20/16	7,170	7,016	154
789	PLN	Royal Bank of Canada	12/20/16	203	200	3
13,396	RUB	Citibank, N.A.†	12/20/16	211	208	3
13,467	RUB	Goldman Sachs International†	12/20/16	209	209	— (h)
36,638	RUB	HSBC Bank, N.A.†	12/20/16	582	571	11
542	SGD	HSBC Bank, N.A.	12/20/16	397	390	7
15,584	THB	Societe Generale	12/20/16	442	445	(3)
25,412	TRY	HSBC Bank, N.A.	12/20/16	8,275	8,127	148
637	TRY	Goldman Sachs International	01/20/17	205	203	2
90,179	ZAR	HSBC Bank, N.A.	12/20/16	6,515	6,622	(107)
				44,628	44,355	273

Credit Default Swap — Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF OCTOBER 31, 2016 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
Citibank, N.A.:
Russian Federation, 2.250%, 03/31/30	1.000% quarterly	12/20/21	2.207%	3,000	169	(169)

[1]

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2016

[2]

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]

Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ARS	— Argentina Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2016. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
CNH	— China Renminbi
CNY	— China Yuan
COP	— Colombian Peso
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RUB	— Russian Ruble
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2016.
THB	— Thai Baht
TRY	— Turkish Lira
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2016.
ZAR	— South African Rand
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of October 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(r)	— Rates shown are per annum and payments are as described.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rates in effect as of October 31, 2016.

†	— Non-deliverable forward. See Note 2.C. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

(Amounts in thousands, except per share amounts)

	Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$77,450
Investments in affiliates, at value	2,803

Total investment securities, at value	80,253
Cash	390
Foreign currency, at value	95
Deposits at broker for futures contracts	113
Receivables:
Due from custodian	1,324
Investment securities sold	335
Fund shares sold	3
Interest and dividends from non-affiliates	1,170
Dividends from affiliates	3
Tax reclaims	16
Unrealized appreciation on forward foreign currency exchange contracts	796
Outstanding swap contracts, at value	169
Due from Broker	65

Total Assets	84,732

LIABILITIES:
Payables:
Investment securities purchased	2,548
Fund shares redeemed	1
Variation margin on futures contracts	4
Unrealized depreciation on forward foreign currency exchange contracts	802
Accrued liabilities:
Investment advisory fees	25
Distribution fees	—	(a)
Shareholder servicing fees	1
Custodian and accounting fees	30
Collateral management fees	8
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	187

Total Liabilities	3,606

Net Assets	$81,126

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$97,749
Accumulated undistributed (distributions in excess of) net investment income	(409)
Accumulated net realized gains (losses)	(14,843)
Net unrealized appreciation (depreciation)	(1,371)

Total Net Assets	$81,126

Net Assets:
Class A	$1,036
Class C	52
Class R2	20
Class R5	20
Class R6	76,275
Select Class	3,723

Total	$81,126

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	127
Class C	7
Class R2	2
Class R5	2
Class R6	9,169
Select Class	451

Net Asset Value (a):
Class A — Redemption price per share	$8.18
Class C — Offering price per share (b)	8.05
Class R2 — Offering and redemption price per share	8.12
Class R5 — Offering and redemption price per share	8.31
Class R6 — Offering and redemption price per share	8.32
Select Class — Offering and redemption price per share	8.25
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.50

Cost of investments in non-affiliates	$78,824
Cost of investments in affiliates	2,803
Cost of foreign currency	95
Premiums paid on swaps	169

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	15

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,474
Interest income from affiliates	1
Dividend income from affiliates	79
Foreign taxes withheld	(112)

Total investment income	4,442

EXPENSES:
Investment advisory fees	654
Administration fees	77
Distribution fees:
Class A	14
Class C	— (a)
Class R2	— (a)
Shareholder servicing fees:
Class A	14
Class C	— (a)
Class R2	— (a)
Class R5	— (a)
Select Class	10
Custodian and accounting fees	155
Interest expense to affiliates	— (a)
Professional fees	114
Collateral management fees	25
Trustees’ and Chief Compliance Officer’s fees	15
Printing and mailing costs	47
Registration and filing fees	57
Transfer agency fees (See Note 2.F.)	7
Sub-transfer agency fees (See Note 2.F.)	42
Other	8

Total expenses	1,239

Less fees waived	(581)
Less expense reimbursements	(32)

Net expenses	626

Net investment income (loss)	3,816

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(27,923)
Futures	(83)
Foreign currency transactions	(2,263)
Options written	66
Swaps	71

Net realized gain (loss)	(30,132)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	26,866
Investments in affiliates	— (a)
Futures	(7)
Foreign currency translations	1,551
Swaps	403

Change in net unrealized appreciation/depreciation	28,813

Net realized/unrealized gains (losses)	(1,319)

Change in net assets resulting from operations	$2,497

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,816	$11,647
Net realized gain (loss)	(30,132)	(51,896)
Change in net unrealized appreciation/depreciation	28,813	(19,971)

Change in net assets resulting from operations	2,497	(60,220)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
Return of capital	—	(12)
Class R5
From net investment income	—	— (a)
Return of capital	—	— (a)
Class R6
From net investment income	—	(62)
Return of capital	—	(104)
Select Class
From net investment income	—	(1)
Return of capital	—	(86)

Total distributions to shareholders	—	(265)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(113,392)	(61,596)

NET ASSETS:
Change in net assets	(110,895)	(122,081)
Beginning of period	192,021	314,102

End of period	$81,126	$192,021

Accumulated undistributed (distributions in excess of) net investment income	$(409)	$986

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,105	$18,885
Distributions reinvested	—	5
Cost of shares redeemed	(29,577)	(11,352)

Change in net assets resulting from Class A capital transactions	$(25,472)	$7,538

Class C
Proceeds from shares issued	$31	$— (a)
Cost of shares redeemed	—	(27)

Change in net assets resulting from Class C capital transactions	$31	$(27)

Class R2
Proceeds from shares issued	$— (a)	$— (a)
Cost of shares redeemed	— (a)	(21)

Change in net assets resulting from Class R2 capital transactions	$— (a)	$(21)

Class R5
Proceeds from shares issued	$— (a)	$— (a)
Distributions reinvested	—	— (a)
Cost of shares redeemed	— (a)	(22)

Change in net assets resulting from Class R5 capital transactions	$— (a)	$(22)

Class R6
Proceeds from shares issued	$21,768	$15,613
Distributions reinvested	—	160
Cost of shares redeemed	(83,800)	(4,667)

Change in net assets resulting from Class R6 capital transactions	$(62,032)	$11,106

Select Class
Proceeds from shares issued	$4,088	$1,904
Distributions reinvested	—	87
Cost of shares redeemed	(30,007)	(82,161)

Change in net assets resulting from Select Class capital transactions	$(25,919)	$(80,170)

Total change in net assets resulting from capital transactions	$(113,392)	$(61,596)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2016

	Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	544	2,288
Reinvested	—	1
Redeemed	(4,056)	(1,374)

Change in Class A Shares	(3,512)	915

Class C
Issued	4	—
Redeemed	—	(3)

Change in Class C Shares	4	(3)

Class R2
Redeemed	—	(3)

Change in Class R2 Shares	—	(3)

Class R5
Reinvested	—	— (a)
Redeemed	—	(3)

Change in Class R5 Shares	—	(3)

Class R6
Issued	2,815	1,836
Reinvested	—	18
Redeemed	(11,296)	(556)

Change in Class R6 Shares	(8,481)	1,298

Select Class
Issued	518	233
Reinvested	—	10
Redeemed	(3,933)	(10,889)

Change in Select Class Shares	(3,415)	(10,646)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Emerging Markets Strategic Debt Fund
Class A
Year Ended October 31, 2016	$7.56	$0.28	(f)	$0.34 (g)	$0.62	$—	$—	$—	$—
Year Ended October 31, 2015	9.30	0.31	(f)(h)	(2.05)	(1.74)	—	—	— (i)	— (i)
Year Ended October 31, 2014	9.69	0.39	(f)	(0.78)	(0.39)	—	—	—	—
Year Ended October 31, 2013	10.27	0.33	(f)	(0.76)	(0.43)	(0.03)	(0.01)	(0.11)	(0.15)
June 29, 2012 (k) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	—	(0.05)

Class C
Year Ended October 31, 2016	7.47	0.24	(f)	0.34 (g)	0.58	—	—	—	—
Year Ended October 31, 2015	9.23	0.28	(f)(h)	(2.04)	(1.76)	—	—	—	—
Year Ended October 31, 2014	9.67	0.33	(f)	(0.77)	(0.44)	—	—	—	—
Year Ended October 31, 2013	10.27	0.27	(f)	(0.75)	(0.48)	(0.03)	(0.01)	(0.08)	(0.12)
June 29, 2012 (k) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	—	(0.04)

Class R2
Year Ended October 31, 2016	7.52	0.26	(f)	0.34 (g)	0.60	—	—	—	—
Year Ended October 31, 2015	9.27	0.30	(f)(h)	(2.05)	(1.75)	—	—	—	—
Year Ended October 31, 2014	9.68	0.35	(f)	(0.76)	(0.41)	—	—	—	—
Year Ended October 31, 2013	10.27	0.30	(f)	(0.75)	(0.45)	(0.04)	(0.01)	(0.09)	(0.14)
June 29, 2012 (k) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	—	(0.04)

Class R5
Year Ended October 31, 2016	7.64	0.32	(f)	0.35 (g)	0.67	—	—	—	—
Year Ended October 31, 2015	9.36	0.37	(f)(h)	(2.08)	(1.71)	— (i)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.71	0.42	(f)	(0.77)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.37	(f)	(0.75)	(0.38)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012 (k) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	—	(0.07)

Class R6
Year Ended October 31, 2016	7.65	0.32	(f)	0.35 (g)	0.67	—	—	—	—
Year Ended October 31, 2015	9.37	0.36	(f)(h)	(2.07)	(1.71)	— (i)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.72	0.43	(f)	(0.78)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.38	(f)	(0.75)	(0.37)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012 (k) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	—	(0.07)

Select Class
Year Ended October 31, 2016	7.61	0.31	(f)	0.33 (g)	0.64	—	—	—	—
Year Ended October 31, 2015	9.33	0.34	(f)(h)	(2.05)	(1.71)	— (i)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.70	0.40	(f)	(0.77)	(0.37)	—	—	—	—
Year Ended October 31, 2013	10.27	0.36	(f)	(0.76)	(0.40)	(0.04)	(0.01)	(0.12)	(0.17)
June 29, 2012 (k) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	—	(0.06)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the year ended October 31, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$8.18	8.20%	$1,036	1.13%		3.70%		2.43%		189%
7.56	(18.67)	27,511	1.16		3.75	(h)	1.91		134
9.30	(4.02)	25,334	1.21		4.06		1.41		145
9.69	(4.26)	170	1.21	(j)	3.33	(i)	1.59	(j)	221
10.27	3.22	52	1.25	(j)	3.23	(i)	5.26	(j)	65

8.05	7.76	52	1.63		3.14		3.65		189
7.47	(19.07)	18	1.67		3.37	(h)	2.24		134
9.23	(4.55)	54	1.71		3.48		2.04		145
9.67	(4.75)	49	1.72	(j)	2.72	(i)	2.31	(j)	221
10.27	3.06	51	1.75	(j)	2.73	(i)	5.75	(j)	65

8.12	7.98	20	1.38		3.37		4.61		189
7.52	(18.88)	18	1.41		3.61	(h)	2.00		134
9.27	(4.24)	47	1.46		3.71		1.80		145
9.68	(4.53)	49	1.47	(j)	2.97	(i)	2.06	(j)	221
10.27	3.14	51	1.50	(j)	2.98	(i)	5.50	(j)	65

8.31	8.77	20	0.68		4.07		3.86		189
7.64	(18.29)	19	0.71		4.31	(h)	1.29		134
9.36	(3.60)	48	0.76		4.41		1.10		145
9.71	(3.82)	50	0.77	(j)	3.67	(i)	1.36	(j)	221
10.27	3.36	52	0.80	(j)	3.68	(i)	4.80	(j)	65

8.32	8.76	76,275	0.63		4.12		1.25		189
7.65	(18.26)	135,050	0.66		4.29	(h)	0.97		134
9.37	(3.60)	153,222	0.71		4.51		0.93		145
9.72	(3.70)	9,086	0.71	(j)	3.75	(i)	1.11	(j)	221
10.27	3.38	52	0.75	(j)	3.73	(i)	4.75	(j)	65

8.25	8.41	3,723	0.89		3.99		1.51		189
7.61	(18.38)	29,405	0.92		4.04	(h)	1.21		134
9.33	(3.81)	135,397	0.96		4.21		1.30		145
9.70	(4.03)	141,078	0.97	(j)	3.63	(i)	1.46	(j)	221
10.27	3.29	10,069	1.00	(j)	3.48	(i)	5.00	(j)	65

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Strategic Debt Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

Effective September 30, 2016, Emerging Markets Local Currency Debt Fund changed its name to Emerging Markets Strategic Debt Fund.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Argentina	$—	$1,107	$—	$1,107
Austria	—	197	—	197
Bermuda	—	980	—	980
Brazil	—	853	—	853
Cayman Islands	—	1,349	—	1,349
Chile	—	1,747	—	1,747
China	—	201	—	201
Colombia	—	924	—	924
Hungary	—	563	—	563
India	—	201	—	201
Indonesia	—	1,042	—	1,042
Israel	—	216	—	216
Kazakhstan	—	825	—	825
Luxembourg	—	600	—	600
Malaysia	—	570	—	570
Mauritius	—	402	—	402
Mexico	—	2,209	—	2,209
Morocco	—	822	—	822
Netherlands	—	2,656	—	2,656
Panama	—	199	—	199
Peru	—	377	—	377
Philippines	—	201	—	201
South Africa	—	310	—	310
Trinidad and Tobago	—	166	—	166
Turkey	—	360	—	360
United Arab Emirates	—	717	—	717
United Kingdom	—	1,300	—	1,300
United States	—	159	—	159
Venezuela	—	430	—	430

Total Corporate Bonds	—	21,683	—	21,683

OCTOBER 31, 2016	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Preferred Securities
South Korea	$—	$200	$—		$200
United Kingdom	—	204	—		204

Total Preferred Securities	—	404	—		404

Foreign Government Securities	—	54,609	446		55,055
Options Purchased
Call Options Purchased	—	53	—		53
Short-Term Investment
Foreign Government Security	—	255	—		255
Investment Company	2,803	—	—		2,803

Total Investments in Securities	$2,803	$77,004	$446	*	$80,253

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$796	$—		$796
Futures Contracts	13	—	—		13
Swap	—	— (a)	—		— (a)

Total Appreciation in Other Financial Instruments	$13	$796	$—		$809

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(802)	$—		$(802)
Futures Contracts	(2)	—	—		(2)

Total Depreciation in Other Financial Instruments	$(2)	$(802)	$—		$(804)

(a)	Amount rounds to less than 500.
*	Level 3 investment that is valued by brokers and pricing services. At October 31, 2016, the value of this investment was approximately $446,000. The inputs for this investment are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

There were no transfers among any levels during the year ended October 31, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of October 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2016
Debt Securities — Foreign Government Securities	$439	$—	$7	$—	$—	$—	$—	$—	$446

Total	$439	$—	$7	$—	$—	$—	$—	$—	$446

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2016, which were valued using significant unobservable inputs (level 3), amounted to approximately $7,000. These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge

24	J.P. MORGAN FUNDS	OCTOBER 31, 2016

portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended October 31, 2016 were as follows (amounts in thousands):

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Options outstanding at October 31, 2015	$—	$—
Options written	8,238	66
Options expired	(4,753)	(49)
Options closed	(3,485)	(17)

Options outstanding at October 31, 2016	$—	$—

OCTOBER 31, 2016	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The Fund’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of October 31, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default and interest rate swaps to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money

26	J.P. MORGAN FUNDS	OCTOBER 31, 2016

market fund, otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

As of October 31, 2016, the Fund did not post or receive collateral for outstanding swap contracts.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$13	$—	$—	$13
Foreign exchange contracts	Receivables	53	—	796	—	849
Credit contracts	Receivables	—	—	—	169	169

Total		$53	$13	$796	$169	$1,031

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(2)	$—	$—	$(2)
Foreign exchange contracts	Payables	—	—	(802)	—	(802)
Credit contracts	Payables	—	—	—	—	—

Total		$—	$(2)	$(802)	$—	$(804)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2016 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$241	$(82)	$—	$159
BNP Paribas	70	—	—	70
Citibank, N.A.	238	(128)	—	110
Credit Suisse International	16	(16)	—	—
Goldman Sachs International	55	(44)	—	11
HSBC Bank, N.A.	243	(180)	—	63
Royal Bank of Canada	30	(18)	—	12
Societe Generale	2	(2)	—	—
Standard Chartered Bank	7	(1)	—	6
State Street Corp.	45	(45)	—	—
TD Bank Financial Group	14	(4)	—	10
Westpac Banking Corp.	4	(4)	—	—

	$965	$(524)	$—	$441

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$82	$(82)	$—	$—
Citibank, N.A.	128	(128)	—	—
Credit Suisse International	27	(16)	—	11
Deutsche Bank AG	84	—	—	84
Goldman Sachs International	44	(44)	—	—
HSBC Bank, N.A.	180	(180)	—	—
Royal Bank of Canada	18	(18)	—	—
Societe Generale	36	(2)	—	34
Standard Chartered Bank	1	(1)	—	—
State Street Corp.	194	(45)	—	149
TD Bank Financial Group	4	(4)	—	—
Westpac Banking Corp.	4	(4)	—	—

	$802	$(524)	$—	$278

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2016, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps		Total
Interest rate contracts	$—	$(83)	$—	$72		$(11)
Foreign exchange contracts	3	—	(1,997)	—		(1,994)
Credit contracts	—	—	—	(1)		(1)

Total	$3	$(83)	$(1,997)	$71		$(2,006)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps		Total
Interest rate contracts	$—	$(7)	$—	$403		$396
Foreign exchange contracts	27	—	1,524	—		1,551
Credit contracts	—	—	—	—	(a)	—

Total	$27	$(7)	$1,524	$403		$1,947

(a)	Amount rounds to less than 500.

The Fund’s derivatives contracts held at October 31, 2016 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Fund’s forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2016 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$11,662
Average Notional Balance Short	23,588
Ending Notional Balance Long	—
Ending Notional Balance Short	13,227

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$95,068
Average Settlement Value Sold	68,087
Ending Settlement Value Purchased	42,092
Ending Settlement Value Sold	44,628

OTC Options:
Average Notional Balance Purchased	$1,571
Average Notional Balance Written	747
Ending Notional Balance Purchased	2,998
Ending Notional Balance Written	—

Credit Default Swaps
Average Notional Balance — Buy Protection	$3,000
Average Notional Balance — Sell Protection	—
Ending Notional Balance — Buy Protection	3,000
Ending Notional Balance — Sell Protection	—

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed Rate	$11,637
Average Notional Balance — Receives Fixed Rate	29,788
Ending Notional Balance — Pays Fixed Rate	—
Ending Notional Balance — Receives Fixed Rate	—

OCTOBER 31, 2016	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended October 31, 2016 are as follows (amounts in thousands):

	Class A	Class C		R2	R5		R6	Select Class	Total
Transfer agency fees	$2	$1		$1	$—	(a)	$2	$1	$7
Sub-transfer agency fees	41	—	(a)	—	—		—	1	42

(a)	Amount rounds to less than 500.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly for the Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(23,745)	$(5,211)	$28,956

30	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The reclassifications for the Fund relate primarily to foreign currency gains or losses, investments in swap contracts and net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.70% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$—(a)	$—

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees —The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

OCTOBER 31, 2016	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.20%	1.70%	1.45%	0.75%	0.70%	0.95%

The expense limitation agreements were in effect for the year ended October 31, 2016 and are in place until at least September 29, 2017.

For the year ended October 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
$424	$77	$15	$516	$32

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2016 was approximately $65.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended October 31, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$123,764	$165,495	$—	$1,827

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2016 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$81,740	$429	$1,916	$(1,487)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2016

As of October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$(14,735)	$(1,884)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, straddle loss deferrals and wash sale loss deferrals.

At October 31, 2016, the Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$5,710	$9,024

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Fund did not utilize the Credit Facility during the year ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2016 the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds
86.2%

OCTOBER 31, 2016	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2016, a significant portion of the Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

8. Subsequent Event

During the period October 31, 2016 through December 13, 2016, the Fund had net redemptions of approximately $24,728,000. This amount represented 30% of the Fund’s net assets as of October 31, 2016.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Emerging Markets Strategic Debt Fund (formerly JPMorgan Emerging Markets Local Currency Debt Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Strategic Debt Fund (formerly JPMorgan Emerging Markets Local Currency Debt Fund) (a separate fund of JPMorgan Trust I) (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

OCTOBER 31, 2016	J.P. MORGAN FUNDS	35

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

36	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	37

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$1,002.50	$5.74	1.14%
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,001.20	8.25	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class R2
Actual	1,000.00	1,002.50	7.00	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R5
Actual	1,000.00	1,006.10	3.48	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R6
Actual	1,000.00	1,006.00	3.23	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Select Class
Actual	1,000.00	1,004.90	4.49	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2016	J.P. MORGAN FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses, compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. At the June meeting, the Board also approved changing the name and strategies of the Fund. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory

Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund including the portfolio management team responsible for implementing the Fund’s new strategy and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and

40	J.P. MORGAN FUNDS	OCTOBER 31, 2016

implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted

OCTOBER 31, 2016	J.P. MORGAN FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth quintile based upon the Universe, and in the third quintile based upon the Universe for the Select Class shares, for the one- and three-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. The Trustees also noted the changes that would be made to the Fund’s investment strategies effective September 30, 2016. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, based upon both the Peer Group and Universe, and that the actual total expenses for Class A and Select Class shares were in the first quintile, based upon the Peer Group and in the first and second quintile, based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-CUR-1016

Annual Report

J.P. Morgan Funds

October 31, 2016

JPMorgan Commodities Strategy Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.31)%
Bloomberg Commodity Index Total Return	(2.62)%

Net Assets as of 10/31/2016	$84,469,027

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

Overall, commodities prices ended the twelve month reporting period lower. Prices for natural gas ended lower but had strengthened from April through October 2016 amid a warmer than expected summer in the U.S. and forecasts for a colder than normal 2016-17 winter in the U.S.

While petroleum products also ended the period lower, prices for crude oil rebounded from March 2016 lows as global gasoline demand increased (particularly in the U.S.) and the Organization of Petroleum Exporting Countries signaled that a production cut may be necessary. Geopolitical events reduced crude output in Nigeria and Libya, which also helped to support prices.

Prices for precious metals, including gold, were higher during the reporting period as negative or accommodative interest rate policy in developed market nations helped support prices. Base metal prices were also higher during the reporting period amid improved emerging market growth and economic stability in China.

Agricultural commodity prices were mixed with grains ending the reporting period lower on positive crop production in the Northern Hemisphere. Soft commodity prices were positive on adverse weather in South America and Southeast Asia. Livestock prices were lower on increased production of both cattle and hogs.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Bloomberg Commodity Index Total Return Index (the “Benchmark”) for the twelve months ended October 31, 2016. During the twelve month period, the Fund used swaps contracts to obtain exposure to different parts of the futures curve, which measures the price of contracts of different maturities for a specific commodity.

Relative to the Benchmark, the Fund’s holdings in deferred oil futures and time spread short positions contributed to performance as both U.S. and global oil inventories remained elevated. The Fund’s overweight position in lean hog futures late in the second quarter of 2016 also contributed to relative performance as China was increasing its imports of U.S. pork. The Fund’s short positions in natural gas time spreads contributed to relative performance as the 2015-16 winter proved to be warmer than forecast, leaving inventories elevated.

The Fund’s underweight position in copper detracted from relative performance as the Chinese economy improved, increasing demand for copper. The Fund’s short positions in corn time spreads also detracted from relative performance as market forecasts of inventory in the second quarter of 2016 were tighter than those of the Fund’s managers.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund invested in a wholly owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality, fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers had the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark, based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2016

CASH INVESTMENTS***
U.S. Treasury Obligations	63.1%
U.S. Government Agency Securities	15.8
Investment Company	21.0

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100%

COMMODITY MATURITY***
0 - 3 Months	67.9%
3 - 6 Months	19.2
> 6 Months	12.9

COMMODITY-LINKED INVESTMENTS****
Energy	35.3%
Brent Crude	8.5
Unleaded Gas	3.8
Heating Oil	4.3
Natural Gas	9.7
WTI Crude Oil	9.0
Agricultural	29.2
Coffee	2.8
Corn	6.0
Cotton	1.5
Kansas Wheat	1.0
Soybean Meal	2.5
Soybean Oil	2.9
Soybeans	5.5
Sugar	4.6
Wheat	2.4
Industrial Metals	16.8
Aluminum	4.5
Copper	6.5
Nickel	2.4
Zinc	3.4
Precious Metals	15.7
Gold	11.3
Silver	4.4
Livestock	3.6
Lean Hogs	1.3
Live Cattle	2.3

FIXED INCOME MATURITY***
< One Month	88.3%
1 - 3 Months	11.7

COMMODITY ALLOCATION	Index	Fund****
Energy	35.0%	35.3%
Agricultural	29.1	29.2
Industrial Metals	16.9	16.8
Precious Metals	15.4	15.7
Livestock	3.6	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value, adjusted for net unrealized appreciation/depreciation, of the Fund’s derivative positions as a percentage of net assets.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 17, 2012
With Sales Charge*		(7.68)%	(14.22)%	(14.12)%
Without Sales Charge		(2.55)	(12.66)	(12.92)
CLASS C SHARES	December 17, 2012
With CDSC**		(3.93)	(13.07)	(13.33)
Without CDSC		(2.93)	(13.07)	(13.33)
CLASS R6 SHARES	December 17, 2012	(2.19)	(12.29)	(12.56)
SELECT CLASS SHARES	December 17, 2012	(2.31)	(12.43)	(12.69)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Commodities Strategy Fund, the Bloomberg Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to October 31, 2016. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2016

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — 16.0%
1,900,000	Federal Home Loan Bank, DN, 0.290%, 11/18/16 (n)	1,899,822
1,580,000	Federal Home Loan Mortgage Corp., DN, 0.200%, 11/01/16 (n)	1,580,000
10,000,000	Federal National Mortgage Association, DN, 0.315%, 12/01/16 (n)	9,998,250

	Total U.S. Government Agency Securities (Cost $13,477,115)	13,478,072

U.S. Treasury Obligations — 63.7%
	U.S. Treasury Bills,
43,108,000	0.070%, 11/03/16 (n)	43,107,784
10,700,000	0.265%, 11/17/16 (n)	10,699,155

	Total U.S. Treasury Obligations (Cost $53,806,572)	53,806,939

NUMBER OF CONTRACTS
Options Purchased — 0.1%
	Call Options Purchased — 0.1%
71	Crude Oil Futures, expiring 11/15/17 at $70.00, American Style	75,970
14	Gold Futures, expiring 11/22/16 at $1,350.00, American Style	3,640

	Total Call Options Purchased (Cost $120,462)	79,610

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 21.2%
	Investment Company — 21.2%
17,916,618	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.660% (b) (l) ^ † (Cost $17,916,618)	17,918,766

	Total Investments — 101.0% (Cost $85,320,767)	85,283,387
	Liabilities in Excess of Other Assets — (1.0)%	(814,360)

	NET ASSETS — 100.0%	$84,469,027

Percentages indicated are based on net assets.

Futures Contracts ^
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
147	Brent Crude Oil Futures	11/30/16	USD	$7,145,670	$158,510
56	Lean Hogs Futures	12/14/16	USD	1,074,080	115,805
159	WTI Crude Oil Futures	12/19/16	USD	7,546,140	(374,065)
102	Natural Gas Futures	12/28/16	USD	3,258,900	(127,189)
10	Natural Gas Futures	12/28/16	USD	319,500	(12,226)
1	Silver Futures	12/28/16	USD	88,980	(5,747)
274	Natural Gas Futures	05/26/17	USD	8,480,300	77,516
	Short Futures Outstanding
(7)	Corn Futures	12/14/16	USD	(124,162)	11,454
(4)	Soybean Meal Futures	12/14/16	USD	(126,440)	(4,042)
(4)	Wheat Futures	12/14/16	USD	(83,250)	413
(1)	Gold 100 OZ Futures	12/28/16	USD	(127,310)	(1,363)
(6)	Gasoline RBOB Futures	12/30/16	USD	(357,134)	12,055
(1)	Live Cattle Futures	02/28/17	USD	(41,650)	(1,303)
(5)	Sugar No. 11 Futures	02/28/17	USD	(120,792)	6,605
(3)	Copper Futures	03/29/17	USD	(166,163)	(6,295)
(274)	Natural Gas Futures	04/26/17	USD	(8,389,880)	(64,904)

					$(214,776)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

Return Swaps on Commodities ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	CBOT Corn December 2016 Futures	11/28/16	$6,602,138	$(1,386,863)
	CBOT Soybean Meal December 2016 Futures	11/28/16	2,385,360	(109,405)
	CBOT Wheat December 2016 Futures	11/28/16	2,618,213	(495,177)
	CBOT Wheat December 2016 Futures	11/28/16	981,094	(172,275)
	COMEX Gold December 2016 Futures	11/28/16	9,889,500	(213,871)
	COMEX Silver December 2016 Futures	11/28/16	3,575,610	72,546
	CME Live Cattle February 2017 Futures	02/02/17	2,044,320	(45,061)
	CBOT Soybean March 2017 Futures	02/24/17	4,745,475	(60,274)
	CBOT Soybean Oil July 2017 Futures	06/28/17	2,423,511	7,767
	CBOT Soybean November 2017 Futures	10/27/17	2,026,375	111,104

	Short Positions
	CBOT Soybean July 2017 Futures	06/28/17	2,107,538	(103,338)

				$(2,394,847)

Return Swaps on Commodities Indices ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	BBG Heat Oil Index	12/02/16	$3,815,000	$(158,634)
	BBG Unleaded Gasoline Index	12/02/16	3,550,000	(12,999)
	BBG Natural Gas Index	12/08/16	4,565,000	(1,170)
	BBG Industrial Metals Index	12/22/16	13,530,000	796,634
	BBG Softs Index	12/22/16	7,680,000	(96,000)

				$527,831

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
RBOB	— Reformulated gasoline blendstock for oxygen blending
USD	— United States Dollar
WTI	— West Texas Intermediate

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of October 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
^	— All or a portion of the position is held by the Subsidiary.
†	— The value of investments restricted as collateral for swaps to the broker is $7,175,573.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2016	J.P. MORGAN FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$67,364,621
Investments in affiliates, at value	10,743,193
Investments in affiliates — restricted, at value	7,175,573

Total investment securities, at value	85,283,387
Deposits at broker for futures contracts	1,770,000
Receivables:
Fund shares sold	1,900
Dividends from affiliates	6,477
Outstanding swap contracts, at value	988,051

Total Assets	88,049,815

LIABILITIES:
Payables:
Variation margin on futures contracts	389,011
Outstanding swap contracts, at value	2,855,067
Accrued liabilities:
Investment advisory fees	56,720
Administration fees	1,605
Distribution fees	437
Shareholder servicing fees	307
Custodian and accounting fees	49,806
Collateral management fees	3,985
Trustees’ and Chief Compliance Officer’s fees	12,654
Other	211,196

Total Liabilities	3,580,788

Net Assets	$84,469,027

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$86,550,973
Accumulated undistributed (distributions in excess of) net investment income	39,386
Accumulated net realized gains (losses)	(2,160)
Net unrealized appreciation (depreciation)	(2,119,172)

Total Net Assets	$84,469,027

Net Assets:
Class A	$1,170,180
Class C	301,866
Class R6	82,060,358
Select Class	936,623

Total	$84,469,027

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	133,240
Class C	35,028
Class R6	9,200,658
Select Class	105,571

Net Asset Value (a):
Class A — Redemption price per share	$8.78
Class C — Offering price per share (b)	8.62
Class R6 — Offering and redemption price per share	8.92
Select Class — Offering and redemption price per share	8.87
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.27

Cost of investments in non-affiliates	$67,404,149
Cost of investments in affiliates	10,741,618
Cost of investments in affiliates — restricted	7,175,000

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$109,081
Dividend income from affiliates	24,347

Total investment income	133,428

EXPENSES:
Investment advisory fees	643,055
Administration fees	64,463
Distribution fees:
Class A	2,579
Class C	1,241
Shareholder servicing fees:
Class A	2,579
Class C	414
Select Class	5,462
Custodian and accounting fees	161,070
Collateral management fees	12,061
Professional fees	151,136
Trustees’ and Chief Compliance Officer’s fees	44,143
Printing and mailing costs	24,418
Registration and filing fees	37,540
Transfer agency fees (See Note 2.D)	4,741
Sub-transfer agency fees (See Note 2.D)	5
Other	8,506

Total expenses	1,163,413

Less fees waived	(545,977)
Less expense reimbursements	(95,875)

Net expenses	521,561

Net investment income (loss)	(388,133)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(38,550)
Futures	(1,326,076)
Options written	33,247
Swaps	(412,828)

Net realized gain (loss)	(1,744,207)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(40,944)
Investments in affiliates	2,148
Futures	(299,875)
Swaps	(374,580)

Change in net unrealized appreciation/depreciation	(713,251)

Net realized/unrealized gains (losses)	(2,457,458)

Change in net assets resulting from operations	$(2,845,591)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2016

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Commodities Strategy Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(388,133)	$(745,996)
Net realized gain (loss)	(1,744,207)	(29,420,693)
Change in net unrealized appreciation/depreciation	(713,251)	1,581,377

Change in net assets resulting from operations	(2,845,591)	(28,585,312)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	36,984,504	(44,324,046)

NET ASSETS:
Change in net assets	34,138,913	(72,909,358)
Beginning of period	50,330,114	123,239,472

End of period	$84,469,027	$50,330,114

Accumulated undistributed (distributions in excess of) net investment income	$39,386	$(407,352)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Commodities Strategy Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$757,403	$1,028,164
Cost of shares redeemed	(393,348)	(234,223)

Change in net assets resulting from Class A capital transactions	$364,055	$793,941

Class C
Proceeds from shares issued	$346,153	$61,515
Cost of shares redeemed	(104,040)	(43,377)

Change in net assets resulting from Class C capital transactions	$242,113	$18,138

Class R6
Proceeds from shares issued	$75,257,628	$1,716,562
Cost of shares redeemed	(7,790,152)	(24,505,761)

Change in net assets resulting from Class R6 capital transactions	$67,467,476	$(22,789,199)

Select Class
Proceeds from shares issued	$357,196	$2,781,036
Cost of shares redeemed	(31,446,336)	(25,127,962)

Change in net assets resulting from Select Class capital transactions	$(31,089,140)	$(22,346,926)

Total change in net assets resulting from capital transactions	$36,984,504	$(44,324,046)

SHARE TRANSACTIONS:
Class A
Issued	87,935	100,553
Redeemed	(46,134)	(22,149)

Change in Class A Shares	41,801	78,404

Class C
Issued	39,759	5,926
Redeemed	(12,329)	(4,456)

Change in Class C Shares	27,430	1,470

Class R6
Issued	8,184,048	160,113
Redeemed	(869,295)	(2,154,434)

Change in Class R6 Shares	7,314,753	(1,994,321)

Select Class
Issued	43,536	259,188
Redeemed	(3,490,837)	(2,763,591)

Change in Select Class Shares	(3,447,301)	(2,504,403)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2016	J.P. MORGAN FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net asset value, end of period
Commodities Strategy Fund
Class A
Year Ended October 31, 2016	$9.01	$(0.08)	$(0.15)	$(0.23)	$—		$8.78
Year Ended October 31, 2015	12.30	(0.11)	(3.18)	(3.29)	—		9.01
Year Ended October 31, 2014	13.18	(0.16)	(0.72)	(0.88)	—		12.30
December 17, 2012(g) through October 31, 2013	15.00	(0.14)	(1.68)	(1.82)	—		13.18

Class C
Year Ended October 31, 2016	8.88	(0.13)	(0.13)	(0.26)	—		8.62
Year Ended October 31, 2015	12.19	(0.17)	(3.14)	(3.31)	—		8.88
Year Ended October 31, 2014	13.12	(0.22)	(0.71)	(0.93)	—		12.19
December 17, 2012(g) through October 31, 2013	15.00	(0.20)	(1.68)	(1.88)	—		13.12

Class R6
Year Ended October 31, 2016	9.12	(0.05)	(0.15)	(0.20)	—		8.92
Year Ended October 31, 2015	12.40	(0.08)	(3.20)	(3.28)	—		9.12
Year Ended October 31, 2014	13.22	(0.10)	(0.72)	(0.82)	—	(i)	12.40
December 17, 2012(g) through October 31, 2013	15.00	(0.09)	(1.69)	(1.78)	—		13.22

Select Class
Year Ended October 31, 2016	9.08	(0.06)	(0.15)	(0.21)	—		8.87
Year Ended October 31, 2015	12.36	(0.10)	(3.18)	(3.28)	—		9.08
Year Ended October 31, 2014	13.21	(0.13)	(0.72)	(0.85)	—		12.36
December 17, 2012(g) through October 31, 2013	15.00	(0.11)	(1.68)	(1.79)	—		13.21

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2016

		Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)		Net investment income (loss) (e)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)(f)

(2.55)%	$1,170,180	1.21%		(0.99)%		2.53%		0%
(26.75)	823,931	1.21		(1.14)		2.30		0
(6.68)	160,388	1.20		(1.16)		2.03		0
(12.13)	43,924	1.22	(h)	(1.16	)(h)	2.74	(h)	0

(2.93)	301,866	1.73		(1.51)		3.25		0
(27.15)	67,492	1.73		(1.68)		2.84		0
(7.09)	74,710	1.71		(1.67)		2.53		0
(12.53)	43,733	1.72	(h)	(1.66	)(h)	3.24	(h)	0

(2.19)	82,060,358	0.83		(0.61)		1.85		0
(26.45)	17,191,700	0.82		(0.77)		1.64		0
(6.19)	48,113,945	0.82		(0.78)		1.53		0
(11.87)	38,913,194	0.82	(h)	(0.76	)(h)	1.86	(h)	0

(2.31)	936,623	0.92		(0.72)		2.14		0
(26.54)	32,246,991	0.98		(0.92)		1.90		0
(6.43)	74,890,429	0.97		(0.93)		1.79		0
(11.93)	92,256,260	0.97	(h)	(0.91	)(h)	2.10	(h)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class R6 and Select Class	Non-diversified

The investment objective of the Fund is to seek total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s administrator under the Administration Agreement.

Basis for Consolidation for the Fund

Commodities Strategy Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of October 31, 2016, net assets of the Fund were $84,469,027 of which $17,392,698, or approximately 20.6%, represented the Subsidiary’s net assets. Net realized losses in the Subsidiary amounted to $(1,744,273). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,998,376	$67,285,011	$—	$85,283,387

Appreciation in Other Financial Instruments
Futures Contracts	$382,358	$—	$—	$382,358
Return Swaps	—	988,051	—	988,051

Total Appreciation in Other Financial Instruments	$382,358	$988,051	$—	$1,370,409

Depreciation in Other Financial Instruments
Futures Contracts	$(597,134)	$—	$—	$(597,134)
Return Swaps	—	(2,855,067)	—	(2,855,067)

Total Depreciation in Other Financial Instruments	$(597,134)	$(2,855,067)	$—	$(3,452,201)

(a)	Portfolio holdings designated as level 1 and level 2 are disclosed individually on the CSOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash and options purchased. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2016.

B. Derivatives — The Fund used instruments including futures, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest for hedging and risk management purposes and to seek to enhance portfolio performance. Derivatives may also be used for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets; to protect against currency fluctuations; to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; and/or to gain exposure to certain markets in the most economical way possible.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and

OCTOBER 31, 2016	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes B(1) — B(3) below describe the various derivatives used by the Fund. These derivatives expose the Fund to commodity risk.

(1). Futures Contracts — The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the derivatives value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the CSAL as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the CSOP. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Transactions in options written during the year ended October 31, 2016 were as follows:

	Options
	Number of Contracts	Premiums Received
Options outstanding at October 31, 2015	—	$—
Options written	58	45,379
Options expired	(23)	(13,740)
Options closed	(35)	(31,639)

Options outstanding at October 31, 2016	—	$—

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Return Swaps on Commodities and Commodity Indices — The Fund used return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/ depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.).

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2016 is as follows:

Counterparty		Value of swap contracts	Collateral amount
Macquarie Bank Ltd.	Collateral Posted	$(1,867,016)	$7,175,573

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s activities in return swaps are concentrated with one counterparty. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s swap contracts are subject to master netting arrangements.

(4). Summary of Derivatives Information — The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Macquarie Bank Ltd.	$988,051	$(988,051)	$—	$—

OCTOBER 31, 2016	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
Macquarie Bank Ltd.	$2,855,067	$(988,051)	$(1,867,016	)(b)	$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B.(3) for actual swap collateral received or posted.

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, options and swap activity during the year ended October 31, 2016.

Futures Contracts:
Average Notional Balance Long	$24,770,122
Average Notional Balance Short	10,669,181
Ending Notional Balance Long	27,913,570
Ending Notional Balance Short	9,536,781
Exchange-Traded Options:
Average Number of Contracts Purchased	20
Average Number of Contracts Written	3
Ending Number of Contracts Purchased	85
Return Swaps on Commodities:
Average Notional Balance Long	$31,150,581
Average Notional Balance Short	2,034,310
Ending Notional Balance Long	37,291,596
Ending Notional Balance Short	2,107,538
Return Swaps on Commodity Indices:
Average Notional Balance Long	18,519,320
Ending Notional Balance Long	33,140,000

The Fund’s derivatives contracts held at October 31, 2016 are not accounted for as hedging instruments under GAAP.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended October 31, 2016 are as follows:

	Class A	Class C	Class R6	Select Class	Total
Transfer agent fees	$1,812	$667	$868	$1,394	$4,741
Sub-transfer agent fees	—	—	—	5	5

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2016

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(2,579,143)	$834,871	$1,744,272

The reclassifications for the Fund relate primarily to investments in the Subsidiary and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$820	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The Distributor waived shareholder servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. For performing these services, the Fund and Subsidiary pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

G. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.85%	1.00%

The expense limitation agreement was in effect for the year ended October 31, 2016 and is in place until at least February 28, 2017.

For the year ended October 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$473,472	$50,811	$5,952	$530,235	$95,875

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016 the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

Waivers resulting from investments in these money market funds for the year ended October 31, 2016 were $15,742.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended October 31, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2016, purchases of long-term investments were $98,165. Additionally, during the year ended October 31, 2016, there were no purchases or sales of long-term U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$132,592,408	$—	$47,908,226	$(47,908,226)

22	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in the Subsidiary.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in the Subsidiary of approximately $47.9 million, which, if realized, is not deductible for income tax purposes.

During the years ended October 31, 2016 and October 31, 2015, the Fund did not make any distributions.

As of October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(2,161)	$(1,974,648)

The cumulative timing differences primarily consist of investments in the Subsidiary.

During the year ended October 31, 2016 the Subsidiary had approximately $2.0 million of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

As of October 31, 2016, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$2,161	$—

During the year ended October 31, 2016, the Fund utilized capital loss carryforwards in the amount of $65.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2016, the Fund deferred to November 1, 2016 late year ordinary losses of $100,567.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2016.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2016, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
32.9%	62.7%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Commodities Strategy Fund (a separate fund of JPMorgan Trust I) and its subsidiary (the “Fund”) as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

OCTOBER 31, 2016	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

26	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	27

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$995.50	$5.97	1.19%
Hypothetical	1,000.00	1,019.15	6.04	1.19

Class C
Actual	1,000.00	993.10	8.67	1.73
Hypothetical	1,000.00	1,016.44	8.77	1.73

Class R6
Actual	1,000.00	997.80	4.17	0.83
Hypothetical	1,000.00	1,020.96	4.22	0.83

Select Class
Actual	1,000.00	996.60	3.51	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2016	J.P. MORGAN FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded

OCTOBER 31, 2016	J.P. MORGAN FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2015, and in the fourth quintile based upon the Universe, for both the one- and three-year periods ended December 31, 2015. The Trustees noted that the Fund’s performance for Select Class shares was in the fourth and third quintiles based upon the Universe for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the

Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative share classes are summarized below:

The Trustees noted that, the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A and Select Class shares were in the first quintile based upon the Peer Groups and in the second and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-CSTRAT-1016

Annual Report

J.P. Morgan Funds

October 31, 2016

JPMorgan Systematic Alpha Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN FUNDS	1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.46)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index . . . . . . . . . . . . . . . . . . . . . . . .	0.31%

Net Assets as of 10/31/2016 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$335,862,483

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Global financial markets generally weathered two distinct sell-offs and rebounded to provide positive returns over the twelve month reporting period amid continued economic stimulus from leading central banks. Markets appeared to absorb the Federal Reserve’s December 2015 interest rate increase – the first in a decade – with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets and led to the worst start of any year on record for U.S. equity prices.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows and emerging market equities in particular experienced a brief but significant rise in prices. However, British voters confounded the expectations of some at the end of June 2016 and voted to exit the European Union. The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided and the Standard & Poor’s 500 Index reached three new closing highs in August 2016. Notably, crude oil prices reached 15-month highs in October 2016 amid expectations that the Organization of Petroleum Exporting Countries would agree to production caps that would reduce global inventories.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2016. References to the Benchmark and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Benchmark does not imply the Fund is being managed like the Benchmark and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

The Fund’s event-driven strategy generated a slightly negative overall return. The merger arbitrage sub-strategy was flat, despite a high proportion of “friendly” mergers that were considered more likely to be completed. The performance of the sub-strategies that were added during the previous reporting period was mixed, with the share repurchase and equity index arbitrage sub-strategies contributing to performance, while shareholder activism, parents and spinoffs, and post-reorganization equity detracted from performance.

During the reporting period, the Fund’s alternative investment strategies experienced strong performance with gains from global macro, equity market neutral, and convertible bond arbitrage strategies outpacing minor losses from event driven strategies.

The equity market neutral strategy partially rebounded from the first half of the reporting period, despite an increase in factor volatility. From a return perspective, quality and momentum factors led the way, offsetting underperformance from value and size factors. The value factor suffered a large drawdown in June, but largely recovered by the end of the period.

The Fund’s macro investment strategies generated positive returns, with gains across fixed income and foreign exchange-based return factors offsetting losses from commodity-based return factors. Momentum factors generally outperformed carry (or yield) factors over the period, led by multi-asset time series, fixed income real yield, and foreign exchange momentum factors.

The convertible bond arbitrage strategy contributed to Fund performance, driven primarily by a tightening of U.S. convertible bond valuations over the period.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund’s risk was diversified across its investment strategies. The Fund’s event-driven strategy entered the period below the long-term targeted risk level, but rose to target as sub-strategies were added and merger activity picked up towards period-end (albeit from muted levels). Macro risk similarly increased as underlying factors offset less risk.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2016

RISK ALLOCATION AS OF OCTOBER 31, 2016
Asset Class / Strategy	% of Risk Allocation***
Convertible Arbitrage (1)	6.3%
Equity Market Neutral (2)	44.7
Event Driven (3)	20.7
Macro Based (4)	28.3

TOP TEN HOLDINGS OF THE PORTFOLIO (a)
1.	KLA-Tencor Corp.	1.2%
2.	Rackspace Hosting, Inc.	1.1
3.	Linear Technology Corp.	1.1
4.	Syngenta AG (Switzerland)	1.1
5.	Cepheid	1.1
6.	Joy Global, Inc.	1.1
7.	Time Warner, Inc.	1.1
8.	B/E Aerospace, Inc.	1.1
9.	NXP Semiconductors N.V.	1.1
10.	Westar Energy, Inc.	1.1

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)
1.	New York Community Bancorp, Inc.	1.0%
2.	Deutsche Boerse AG (Germany)	0.9
3.	Lam Research Corp.	0.8
4.	AT&T, Inc.	0.7
5.	Marriott International, Inc., Class A	0.6
6.	Tabcorp Holdings Ltd. (Australia)	0.5
7.	Canadian Imperial Bank of Commerce (Canada)	0.4
8.	Abbott Laboratories	0.4
9.	British American Tobacco plc (United Kingdom)	0.3
10.	Analog Devices, Inc.	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of October 31, 2016 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option).
(2)	Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(3)	Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.
(4)	Macro Based Strategies aim to exploit macro economic imbalances across the globe through a broad range of asset classes including, but not limited to fixed income, currency and commodities.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 12, 2013
With Sales Charge*		(5.14)%	0.27%	1.37%
Without Sales Charge		(0.67)	1.83	2.64
CLASS C SHARES	February 12, 2013
With CDSC**		(2.23)	1.29	2.11
Without CDSC		(1.23)	1.29	2.11
CLASS R6 SHARES	February 12, 2013	(0.25)	2.29	3.09
SELECT CLASS SHARES	February 12, 2013	(0.46)	2.06	2.88

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Systematic Alpha Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from February 12, 2013 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2016

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 55.5%
	Consumer Discretionary — 8.0%
	Auto Components — 0.5%
56,000	Calsonic Kansei Corp., (Japan)	701,826
18,426	Goodyear Tire & Rubber Co. (The)	534,907
3,708	Linamar Corp., (Canada)	150,802
4,700	Visteon Corp.	331,867

		1,719,402

	Automobiles — 0.2%
14,300	Fuji Heavy Industries Ltd., (Japan)	558,794

	Diversified Consumer Services — 0.1%
8,200	Sotheby’s	294,216

	Hotels, Restaurants & Leisure — 1.8%
17,200	Bloomin’ Brands, Inc.	297,560
30,300	Hilton Worldwide Holdings, Inc.	684,780
5,300	Hyatt Hotels Corp., Class A (a)	269,187
13,333	ILG, Inc.	218,395
2,900	Jack in the Box, Inc.	271,817
30,300	La Quinta Holdings, Inc. (a)	303,303
24,752	Marriott International, Inc., Class A	1,700,462
4,100	Marriott Vacations Worldwide Corp.	260,678
7,539	McDonald’s Corp.	848,665
12,000	SeaWorld Entertainment, Inc.	168,120
1,972	Wyndham Worldwide Corp.	129,837
8,700	Yum! Brands, Inc.	750,636

		5,903,440

	Household Durables — 0.7%
17,146	D.R. Horton, Inc.	494,319
46,500	Haseko Corp., (Japan)	452,529
26,800	Iida Group Holdings Co., Ltd., (Japan)	518,031
8,500	iRobot Corp. (a)	430,950
39,300	Sumitomo Forestry Co., Ltd., (Japan)	547,459

		2,443,288

	Leisure Products — 0.2%
25,300	Heiwa Corp., (Japan)	594,330
9,733	Smith & Wesson Holding Corp. (a)	257,243

		851,573

	Media — 1.2%
12,291	Carmike Cinemas, Inc. (a)	401,301
13,500	Discovery Communications, Inc., Class C (a)	338,985
29,255	Gannett Co., Inc.	227,311
22,316	Interpublic Group of Cos., Inc. (The)	499,655
9,766	Meredith Corp.	442,888

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
6,247	Omnicom Group, Inc.	498,636
7,976	Scripps Networks Interactive, Inc., Class A	513,336
17,130	Sinclair Broadcast Group, Inc., Class A	429,963
6,800	Starz, Class A (a)	213,928
31,100	TEGNA, Inc.	610,182

		4,176,185

	Multiline Retail — 0.1%
6,800	Big Lots, Inc.	295,120

	Specialty Retail — 2.7%
29,044	Abercrombie & Fitch Co., Class A	424,333
17,900	Adastria Co., Ltd., (Japan)	468,588
15,800	American Eagle Outfitters, Inc.	269,232
6,100	Asbury Automotive Group, Inc. (a)	310,795
19,600	Ascena Retail Group, Inc. (a)	95,844
50,067	Cabela’s, Inc. (a)	3,084,628
3,400	Children’s Place, Inc. (The)	258,230
34,105	CST Brands, Inc.	1,637,722
11,800	DSW, Inc., Class A	245,086
8,824	Express, Inc. (a)	106,064
6,900	Genesco, Inc. (a)	371,220
16,300	GNC Holdings, Inc., Class A	218,909
5,600	Group 1 Automotive, Inc.	337,512
28,563	JB Hi-Fi Ltd., (Australia)	615,731
4,600	Murphy USA, Inc. (a)	316,388
12,200	Vitamin Shoppe, Inc. (a)	305,610

		9,065,892

	Textiles, Apparel & Luxury Goods — 0.5%
10,225	Michael Kors Holdings Ltd., (United Kingdom) (a)	519,225
4,992	PVH Corp.	534,044
22,877	Wolverine World Wide, Inc.	488,424

		1,541,693

	Total Consumer Discretionary	26,849,603

	Consumer Staples — 5.1%
	Beverages — 0.5%
21,100	Coca-Cola West Co., Ltd., (Japan)	623,605
4,844	PepsiCo, Inc.	519,277
21,600	Sapporo Holdings Ltd., (Japan)	610,215

		1,753,097

	Food & Staples Retailing — 1.6%
7,733	Andersons, Inc. (The)	294,241
10,600	Matsumotokiyoshi Holdings Co., Ltd., (Japan)	546,094

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Food & Staples Retailing — continued
335,246	Metcash Ltd., (Australia) (a)	505,942
409,463	Rite Aid Corp. (a)	2,747,497
123,300	SUPERVALU, Inc. (a)	528,957
8,266	Wal-Mart Stores, Inc.	578,785

		5,201,516

	Food Products — 2.2%
9,692	Campbell Soup Co.	526,663
15,000	ConAgra Foods, Inc.	722,700
34,806	Darling Ingredients, Inc. (a)	473,362
7,482	General Mills, Inc.	463,734
3,520	JM Smucker Co. (The)	462,211
23,600	Nichirei Corp., (Japan)	516,053
6,560	Sanderson Farms, Inc.	590,269
7,776	Tyson Foods, Inc., Class A	550,930
56,768	WhiteWave Foods Co. (The) (a)	3,093,288

		7,399,210

	Household Products — 0.5%
11,473	Energizer Holdings, Inc.	533,609
6,342	Procter & Gamble Co. (The)	550,486
21,708	Svenska Cellulosa AB S.C.A., (Sweden), Class B	614,832

		1,698,927

	Tobacco — 0.3%
8,078	Altria Group, Inc.	534,117
5,389	Philip Morris International, Inc.	519,715

		1,053,832

	Total Consumer Staples	17,106,582

	Energy — 2.3%
	Energy Equipment & Services — 1.3%
41,925	Archrock, Inc.	486,330
10,242	Forum Energy Technologies, Inc. (a)	184,356
8,304	Helmerich & Payne, Inc.	524,066
84,728	Noble Corp. plc, (United Kingdom)	418,556
22,489	Patterson-UTI Energy, Inc.	505,553
34,068	RPC, Inc. (a)	588,354
6,617	Schlumberger Ltd.	517,648
30,733	Superior Energy Services, Inc.	435,179
95,697	WorleyParsons Ltd., (Australia) (a)	611,597

		4,271,639

	Oil, Gas & Consumable Fuels — 1.0%
29,867	ARC Resources Ltd., (Canada)	507,024
13,547	CVR Energy, Inc.	179,633

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
174,866	Denbury Resources, Inc. (a)	417,930
6,751	Exxon Mobil Corp.	562,494
11,596	Halcon Resources Corp. (a)	103,784
40,111	Husky Energy, Inc., (Canada)	431,523
23,100	Idemitsu Kosan Co., Ltd., (Japan)	530,836
602	PrairieSky Royalty Ltd., (Canada)	13,092
3,800	SandRidge Energy, Inc. (a)	87,514
61,100	Showa Shell Sekiyu KK, (Japan)	569,287
916	Southwestern Energy Co. (a)	9,515

		3,412,632

	Total Energy	7,684,271

	Financials — 5.9%
	Banks — 1.5%
50,510	Banc of California, Inc.	671,783
7,880	Bank of Montreal, (Canada)	501,481
10,240	Bank of Nova Scotia (The), (Canada)	550,286
4,600	Canadian Western Bank, (Canada)	87,281
18,700	CIT Group, Inc.	679,371
27,800	Investors Bancorp, Inc.	340,828
16,538	Popular, Inc., (Puerto Rico)	600,329
8,460	Royal Bank of Canada, (Canada)	528,553
13,350	Toronto-Dominion Bank (The), (Canada)	605,742
21,129	Trustmark Corp.	584,851

		5,150,505

	Capital Markets — 0.4%
58,481	BGC Partners, Inc., Class A	502,352
26,470	KCG Holdings, Inc., Class A (a)	337,757
46,400	SBI Holdings, Inc., (Japan)	551,198

		1,391,307

	Consumer Finance — 0.2%
56,847	Navient Corp.	726,505

	Insurance — 3.2%
8,637	Aflac, Inc.	594,830
5,700	American International Group, Inc.	351,690
4,517	American National Insurance Co.	529,212
3,800	Assurant, Inc.	305,976
17,489	Assured Guaranty Ltd., (Bermuda)	522,746
8,637	Axis Capital Holdings Ltd., (Bermuda)	492,050
269,207	Delta Lloyd N.V., (Netherlands)	1,626,370
25,802	Endurance Specialty Holdings Ltd., (Bermuda)	2,372,494
2,947	Everest Re Group Ltd., (Bermuda)	599,773

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
6,309	First American Financial Corp.	246,430
14,397	Industrial Alliance Insurance & Financial Services, Inc., (Canada)	557,504
14,400	MetLife, Inc.	676,224
28,077	Old Republic International Corp.	473,378
16,435	Unum Group	581,799
400	White Mountains Insurance Group Ltd.	331,888
9,800	XL Group Ltd., (Bermuda)	340,060

		10,602,424

	Thrifts & Mortgage Finance — 0.6%
33,499	EverBank Financial Corp.	646,866
22,629	Home Capital Group, Inc., (Canada)	447,923
19,100	Nationstar Mortgage Holdings, Inc. (a)	288,601
35,580	Northwest Bancshares, Inc.	560,029

		1,943,419

	Total Financials	19,814,160

	Health Care — 4.4%
	Biotechnology — 1.0%
61,102	Cepheid (a)	3,232,296

	Health Care Equipment & Supplies — 1.4%
45,803	Alere, Inc. (a)	2,046,478
31,092	Ansell Ltd., (Australia)	512,242
6,092	Medtronic plc, (Ireland)	499,666
9,165	ResMed, Inc.	547,792
3,480	Teleflex, Inc.	498,092
8,100	Varian Medical Systems, Inc. (a)	734,913

		4,839,183

	Health Care Providers & Services — 0.8%
24,800	Alfresa Holdings Corp., (Japan)	524,123
4,700	Express Scripts Holding Co. (a)	316,780
13,041	HealthSouth Corp.	523,596
3,865	Laboratory Corp. of America Holdings (a)	484,439
10,400	Team Health Holdings, Inc. (a)	445,640
4,796	WellCare Health Plans, Inc. (a)	544,394

		2,838,972

	Life Sciences Tools & Services — 0.6%
11,282	Agilent Technologies, Inc.	491,557
6,344	Charles River Laboratories International, Inc. (a)	481,383
9,915	PerkinElmer, Inc.	504,574
3,759	Thermo Fisher Scientific, Inc.	552,686

		2,030,200

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.6%
9,000	Hisamitsu Pharmaceutical Co., Inc., (Japan)	480,079
8,431	Merck & Co., Inc.	495,068
24,500	Mitsubishi Tanabe Pharma Corp., (Japan)	476,880
14,853	Pfizer, Inc.	470,988

		1,923,015

	Total Health Care	14,863,666

	Industrials — 7.7%
	Aerospace & Defense — 0.3%
2,600	Boeing Co. (The)	370,318
39,463	CAE, Inc., (Canada)	554,300

		924,618

	Airlines — 1.4%
14,332	Delta Air Lines, Inc.	598,648
10,984	Hawaiian Holdings, Inc. (a)	494,554
5,500	United Continental Holdings, Inc. (a)	309,265
58,357	Virgin America, Inc. (a)	3,171,703

		4,574,170

	Building Products — 0.2%
6,003	Universal Forest Products, Inc.	516,198

	Commercial Services & Supplies — 1.1%
48,306	ACCO Brands Corp. (a)	536,196
16,146	Brady Corp., Class A	534,433
142,496	Downer EDI Ltd., (Australia)	629,817
6,614	G&K Services, Inc., Class A	626,346
8,452	Gategroup Holding AG, (Switzerland) (a)	444,572
16,780	Herman Miller, Inc.	466,484
2,693	Quad/Graphics, Inc.	63,986
24,932	West Corp.	491,659

		3,793,493

	Construction & Engineering — 0.8%
30,600	COMSYS Holdings Corp., (Japan)	538,698
10,170	EMCOR Group, Inc.	614,878
92,700	Penta-Ocean Construction Co., Ltd., (Japan)	552,412
10,400	Quanta Services, Inc. (a)	299,000
54,300	Tokyu Construction Co., Ltd., (Japan)	548,691

		2,553,679

	Electrical Equipment — 0.8%
8,378	Eaton Corp. plc	534,265
8,838	EnerSys	575,619
114,000	Fuji Electric Co., Ltd., (Japan)	569,269
21,600	Furukawa Electric Co., Ltd., (Japan)	635,482

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — continued
34,000	Nissin Electric Co., Ltd., (Japan)	453,387

		2,768,022

	Machinery — 2.2%
46,800	Amada Holdings Co., Ltd., (Japan)	533,103
27,312	Briggs & Stratton Corp.	508,549
27,900	Energy Recovery, Inc. (a)	340,659
115,931	Joy Global, Inc.	3,226,360
6,468	KUKA AG, (Germany) (a)	733,994
74,000	OKUMA Corp., (Japan)	619,266
4,412	Parker-Hannifin Corp.	541,573
9,991	SPX FLOW, Inc. (a)	250,674
6,900	Terex Corp.	164,772
14,573	Timken Co. (The)	481,638
7,200	Trinity Industries, Inc.	153,720

		7,554,308

	Professional Services — 0.2%
7,244	ManpowerGroup, Inc.	556,339
56,702	SAI Global Ltd., (Australia)	201,628

		757,967

	Trading Companies & Distributors — 0.7%
11,522	Applied Industrial Technologies, Inc.	585,318
40,100	ITOCHU Corp., (Japan)	506,411
24,000	MRC Global, Inc. (a)	353,760
4,100	United Rentals, Inc. (a)	310,206
9,980	WESCO International, Inc. (a)	540,916

		2,296,611

	Total Industrials	25,739,066

	Information Technology — 13.4%
	Communications Equipment — 0.7%
4,292	Cisco Systems, Inc.	131,679
4,005	F5 Networks, Inc. (a)	553,531
7,140	Motorola Solutions, Inc.	518,221
7,696	NETGEAR, Inc. (a)	388,648
11,300	NetScout Systems, Inc. (a)	310,185
10,392	Plantronics, Inc.	537,370

		2,439,634

	Electronic Equipment, Instruments & Components — 2.1%
4,968	Coherent, Inc. (a)	517,268
17,796	Corning, Inc.	404,147
8,606	Dolby Laboratories, Inc., Class A	409,560
3,700	ePlus, Inc. (a)	338,735
88,873	Ingram Micro, Inc., Class A	3,306,076

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
18,288	Orbotech Ltd., (Israel) (a)	501,091
7,377	Rofin-Sinar Technologies, Inc. (a)	240,121
16,609	Sanmina Corp. (a)	459,239
3,994	SYNNEX Corp.	409,545
31,974	Vishay Intertechnology, Inc.	450,833

		7,036,615

	Internet Software & Services — 2.5%
566	Alphabet, Inc., Class A (a)	458,403
12,351	Cvent, Inc. (a)	385,598
6,800	GrubHub, Inc. (a)	259,148
33,102	inContact, Inc. (a)	460,449
16,223	LinkedIn Corp., Class A (a)	3,075,881
15,500	Mixi, Inc., (Japan)	569,442
101,875	Rackspace Hosting, Inc. (a)	3,253,887

		8,462,808

	IT Services — 1.0%
800	Alliance Data Systems Corp. (a)	163,576
4,800	Blackhawk Network Holdings, Inc. (a)	165,360
3,071	CSG Systems International, Inc.	116,790
3,421	International Business Machines Corp.	525,773
17,100	NeuStar, Inc., Class A (a)	383,895
2,227	Science Applications International Corp.	153,463
18,206	Sykes Enterprises, Inc. (a)	486,828
22,100	TIS, Inc., (Japan)	500,089
3,004	Total System Services, Inc.	149,840
6,130	Western Union Co. (The)	123,029
65,600	Xerox Corp.	640,912

		3,409,555

	Semiconductors & Semiconductor Equipment — 2.9%
53,129	AIXTRON SE, (Germany) (a)	252,711
9,868	Cabot Microelectronics Corp.	545,306
14,900	Cypress Semiconductor Corp.	148,553
3,606	Intel Corp.	125,741
38,294	Kulicke & Soffa Industries, Inc., (Singapore) (a)	507,012
43,260	Marvell Technology Group Ltd., (Bermuda)	563,678
10,039	MaxLinear, Inc., Class A (a)	187,830
12,038	Mellanox Technologies Ltd., (Israel) (a)	522,449
8,535	Microchip Technology, Inc.	516,794
31,725	NXP Semiconductors N.V., (Netherlands) (a)	3,172,500
3,828	Power Integrations, Inc.	246,715
15,093	Qorvo, Inc. (a)	839,925

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
18,416	Semtech Corp. (a)	445,667
5,800	Synaptics, Inc. (a)	302,296
6,430	Teradyne, Inc.	149,755
7,601	Texas Instruments, Inc.	538,531
20,200	Ulvac, Inc., (Japan)	637,795

		9,703,258

	Software — 3.3%
15,502	CA, Inc.	476,531
4,973	Citrix Systems, Inc. (a)	421,710
35,000	COLOPL, Inc., (Japan)	503,285
3,100	Ebix, Inc.	173,600
35,715	Fleetmatics Group plc, (Ireland) (a)	2,139,329
24,003	Infoblox, Inc. (a)	636,080
9,645	Interactive Intelligence Group, Inc. (a)	583,040
14,900	Konami Holdings Corp., (Japan)	588,437
18,000	Mentor Graphics Corp.	520,200
29,788	NetSuite, Inc. (a)	2,773,859
17,400	Nexon Co., Ltd., (Japan)	296,200
28,679	Nuance Communications, Inc. (a)	402,080
7,463	Open Text Corp., (Canada)	463,370
3,228	Oracle Corp.	124,020
14,400	Symantec Corp.	360,432
6,349	VMware, Inc., Class A (a)	499,031

		10,961,204

	Technology Hardware, Storage & Peripherals — 0.9%
41,500	Hewlett Packard Enterprise Co.	932,505
45,774	Lexmark International, Inc., Class A	1,816,770
8,100	NCR Corp. (a)	283,905

		3,033,180

	Total Information Technology	45,046,254

	Materials — 6.7%
	Chemicals — 4.3%
11,791	Cabot Corp.	614,783
31,681	Chemtura Corp. (a)	1,039,137
58,000	Huntsman Corp.	983,100
12,588	Innophos Holdings, Inc.	577,034
39,200	Kuraray Co., Ltd., (Japan)	594,292
40,500	Mitsubishi Gas Chemical Co., Inc., (Japan)	623,325
14,715	Monsanto Co.	1,482,830
8,972	Stepan Co.	637,281
8,133	Syngenta AG, (Switzerland) (a)	3,237,414
27,800	Teijin Ltd., (Japan)	537,135
91,000	Tosoh Corp., (Japan)	594,276

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
240,000	Ube Industries Ltd., (Japan)	495,261
30,548	Valspar Corp. (The)	3,042,581

		14,458,449

	Construction Materials — 0.3%
191,441	CSR Ltd., (Australia)	531,576
131,000	Sumitomo Osaka Cement Co., Ltd., (Japan)	542,565

		1,074,141

	Containers & Packaging — 0.5%
6,673	Avery Dennison Corp.	465,709
7,803	Packaging Corp. of America	643,748
86,000	Rengo Co., Ltd., (Japan)	539,332

		1,648,789

	Metals & Mining — 1.6%
86,765	BlueScope Steel Ltd., (Australia)	514,745
34,203	Commercial Metals Co.	537,329
138,569	Fortescue Metals Group Ltd., (Australia)	581,523
39,100	Nisshin Steel Co., Ltd., (Japan)	520,114
166,572	Northern Star Resources Ltd., (Australia)	538,767
10,293	Nucor Corp.	502,813
171,161	Regis Resources Ltd., (Australia)	431,659
22,646	Steel Dynamics, Inc.	621,859
12,258	Worthington Industries, Inc.	576,126
17,400	Yamato Kogyo Co., Ltd., (Japan)	489,892

		5,314,827

	Total Materials	22,496,206

	Real Estate — 0.1%
	Real Estate Management & Development — 0.1%
79,300	Leopalace21 Corp., (Japan)	515,592

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
17,000	KDDI Corp., (Japan)	516,684
19,700	NTT DOCOMO, Inc., (Japan)	494,746

	Total Telecommunication Services	1,011,430

	Utilities — 1.6%
	Electric Utilities — 0.7%
3,093	ALLETE, Inc.	189,570
8,050	American Electric Power Co., Inc.	521,962
24,190	Empire District Electric Co. (The)	828,024
14,422	Exelon Corp.	491,358
15,862	OGE Energy Corp.	492,356

		2,523,270

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Gas Utilities — 0.2%
114,405	Snam S.p.A., (Italy)	602,779

	Independent Power & Renewable Electricity Producers — 0.5%
113,731	Talen Energy Corp. (a)	1,584,273

	Multi-Utilities — 0.2%
38,641	AGL Energy Ltd., (Australia)	562,904

	Total Utilities	5,273,226

	Total Common Stocks (Cost $183,431,641)	186,400,056

Preferred Stocks — 2.0%
	Consumer Staples — 0.1%
	Food Products — 0.1%
6,279	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	483,923

	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
7,617	Hess Corp., 8.000%, 02/01/19 ($50 par value)	450,546
10,323	Kinder Morgan, Inc., Series A, 9.750%, 10/26/18 ($49 par value)	475,374
15,459	Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value)	387,557

	Total Energy	1,313,477

	Financials — 0.3%
	Banks — 0.3%
359	Bank of America Corp., Series L, 7.250% ($1,000 par value)	441,929
360	Wells Fargo & Co., Series L, 7.500% ($1,000 par value)	469,800

	Total Financials	911,729

	Health Care — 0.3%
	Health Care Providers & Services — 0.1%
8,965	Anthem, Inc., 5.250%, 05/01/18 ($50 par value)	378,771

	Pharmaceuticals — 0.2%
875	Allergan plc, (Ireland), Series A, 5.500%, 03/01/18 ($1,000 par value)	672,875

	Total Health Care	1,051,646

	Materials — 0.1%
	Metals & Mining — 0.1%
6,716	Arconic, Inc., Series 1, 5.375%, 10/01/17 ($50 par value)	207,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
4,750	Welltower, Inc., Series I, 6.500% ($50 par value)	293,503

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
6,800	Frontier Communications Corp., Series A, 11.125%, 06/29/18 ($100 par value)	567,868

	Wireless Telecommunication Services — 0.2%
8,800	T-Mobile U.S., Inc., 5.500%, 12/15/17 ($50 par value)	727,320

	Total Telecommunication Services	1,295,188

	Utilities — 0.3%
	Electric Utilities — 0.3%
10,125	Exelon Corp., 6.500%, 06/01/17 ($50 par value)	482,963
6,900	NextEra Energy, Inc., 6.371%, 09/01/18 ($50 par value)	421,107

		904,070

	Multi-Utilities — 0.0% (g)
3,750	Dominion Resources, Inc., 6.375%, 07/01/17 ($50 par value)	188,362

	Total Utilities	1,092,432

	Total Preferred Stocks (Cost $6,732,314)	6,649,422

PRINCIPAL AMOUNT($)/ UNITS
Convertible Bonds — 7.6%
	Consumer Discretionary — 0.9%
	Automobiles — 0.1%
650,000 Units	Fiat Chrysler Automobiles N.V., (Netherlands), 7.875%, 12/15/16	426,257

	Internet & Direct Marketing Retail — 0.5%
	Priceline Group, Inc. (The),
148,000	0.350%, 06/15/20	189,625
150,000	1.000%, 03/15/18	237,750
639,000	Shutterfly, Inc., 0.250%, 05/15/18	639,399
538,000	Vipshop Holdings Ltd., (Cayman Islands), 1.500%, 03/15/19	571,625

		1,638,399

	Media — 0.2%
678,000	Liberty Media Corp., 1.375%, 10/15/23	693,679

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT($)/ UNITS	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — continued
	Textiles, Apparel & Luxury Goods — 0.1%
194,000	Iconix Brand Group, Inc., 1.500%, 03/15/18	165,385

	Total Consumer Discretionary	2,923,720

	Energy — 0.1%
	Energy Equipment & Services — 0.1%
816,000	Hornbeck Offshore Services, Inc., 1.500%, 09/01/19	508,470

	Financials — 0.6%
	Capital Markets — 0.4%
478,000	Jefferies Group LLC, 3.875%, 11/01/29	484,572
706,000	Prospect Capital Corp., 4.750%, 04/15/20	693,204

		1,177,776

	Mortgage Real Estate Investment Trusts (REITs) — 0.2%
	Starwood Property Trust, Inc.,
387,000	4.000%, 01/15/19	432,715
266,000	4.550%, 03/01/18	290,106

		722,821

	Total Financials	1,900,597

	Health Care — 1.9%
	Biotechnology — 0.6%
779,000	Acorda Therapeutics, Inc., 1.750%, 06/15/21	603,238
	BioMarin Pharmaceutical, Inc.,
412,000	0.750%, 10/15/18	460,925
373,000	1.500%, 10/15/20	434,545
661,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/21	541,194

		2,039,902

	Health Care Equipment & Supplies — 0.1%
	Hologic, Inc.,
168,000	SUB, 0.000%, 12/15/43	202,755
174,000	Series 2012, SUB, 2.000%, 03/01/42	222,067

		424,822

	Health Care Providers & Services — 0.6%
133,000	Anthem, Inc., 2.750%, 10/15/42	228,344
652,000	Brookdale Senior Living, Inc., 2.750%, 06/15/18	634,478
408,000	HealthSouth Corp., 2.000%, 12/01/43	474,300
	Molina Healthcare, Inc.,
274,000	1.125%, 01/15/20	393,533
369,000	1.625%, 08/15/44	427,117

		2,157,772

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.2%
593,000	Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20	585,958

	Life Sciences Tools & Services — 0.1%
187,000	Illumina, Inc., 0.500%, 06/15/21	186,883

	Pharmaceuticals — 0.3%
142,000	Impax Laboratories, Inc., 2.000%, 06/15/22	123,185
800,000	Jazz Investments I Ltd., (Bermuda), 1.875%, 08/15/21	793,000

		916,185

	Total Health Care	6,311,522

	Industrials — 0.1%
	Machinery — 0.1%
465,000	Trinity Industries, Inc., 3.875%, 06/01/36	517,603

	Information Technology — 3.3%
	Communications Equipment — 0.2%
520,000	Brocade Communications Systems, Inc., 1.375%, 01/01/20	515,450
201,000	Ciena Corp., 3.750%, 10/15/18 (e)	238,687

		754,137

	Internet Software & Services — 0.7%
643,000	Akamai Technologies, Inc., Zero Coupon, 02/15/19	675,954
573,000	j2 Global, Inc., 3.250%, 06/15/29	693,330
597,000	SINA Corp., (Cayman Islands), 1.000%, 12/01/18	592,523
535,000	Yandex N.V., (Netherlands), 1.125%, 12/15/18	512,262

		2,474,069

	IT Services — 0.2%
414,000	Euronet Worldwide, Inc., 1.500%, 10/01/44	511,549

	Semiconductors & Semiconductor Equipment — 1.4%
	Intel Corp.,
221,000	2.950%, 12/15/35	287,438
210,000	3.250%, 08/01/39	360,019
273,000	Lam Research Corp., 1.250%, 05/15/18	442,772
429,000	Microchip Technology, Inc., 1.625%, 02/15/25	532,496
932,000	Micron Technology, Inc., Series G, 3.000%, 11/15/43	821,908
101,000	Novellus Systems, Inc., 2.625%, 05/15/41	287,534
183,000	NVIDIA Corp., 1.000%, 12/01/18	644,274

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — continued
	Semiconductors & Semiconductor Equipment — continued
600,000	NXP Semiconductors N.V., (Netherlands), 1.000%, 12/01/19	688,500
221,000	ON Semiconductor Corp., Series B, 2.625%, 12/15/26	253,736
286,000	Xilinx, Inc., 2.625%, 06/15/17	503,360

		4,822,037

	Software — 0.8%
440,000	Citrix Systems, Inc., 0.500%, 04/15/19	493,625
236,000	Nuance Communications, Inc., 2.750%, 11/01/31	236,590
478,000	Red Hat, Inc., 0.250%, 10/01/19	591,824
780,000	Rovi Corp., 0.500%, 03/01/20	783,412
541,000	Verint Systems, Inc., 1.500%, 06/01/21	509,893

		2,615,344

	Total Information Technology	11,177,136

	Materials — 0.3%
	Metals & Mining — 0.3%
435,000	Newmont Mining Corp., Series B, 1.625%, 07/15/17	466,266
438,000	Royal Gold, Inc., 2.875%, 06/15/19	469,207

	Total Materials	935,473

	Real Estate — 0.2%
	Equity Real Estate Investment Trusts (REITs) — 0.2%
	Spirit Realty Capital, Inc.,
276,000	2.875%, 05/15/19	291,180
305,000	3.750%, 05/15/21	331,878

	Total Real Estate	623,058

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.2%
	Independent Power & Renewable Electricity Producers — 0.2%
758,000	NRG Yield, Inc., 3.500%, 02/01/19 (e)	750,420

	Total Convertible Bonds (Cost $25,721,968)	25,647,999

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Health Care — 0.0%
	Biotechnology — 0.0%
2,982	Chelsea Therapeutics International Ltd. (a)	—

	Telecommunication Services — 0.0% (g)
	Wireless Telecommunication Services — 0.0% (g)
3,314	Leap Wireless International, Inc. (a)	8,351

	Total Rights (Cost $—)	8,351

SHARES
Short-Term Investment — 31.5%
	Investment Company — 31.5%
105,894,211	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) ^^ (Cost $105,894,211)	105,894,211

	Total Investments — 96.6% (Cost 321,780,134)	324,600,039
	Other Assets in Excess of Liabilities — 3.4%	11,262,444

	NET ASSETS — 100.0%	$335,862,483

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
21	LME Zinc Futures^	11/14/16	USD	$1,287,825	$61,599
9	CAC 40 Index	11/18/16	EUR	445,169	(6,316)
1	WTI Crude Oil Futures^	11/21/16	USD	46,860	(3,502)
6	Cotton No.2 Futures^	12/07/16	USD	206,580	18,143
59	Euro Bobl	12/08/16	EUR	8,491,634	(29,558)
14	Euro Bund	12/08/16	EUR	2,492,310	(31,712)
292	Euro Schatz	12/08/16	EUR	35,894,405	(18,516)
3	Euro-Buxl 30-Year Bond	12/08/16	EUR	592,390	(27,997)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
298	10 Year Australian Government Bond	12/15/16	AUD	$30,063,987	$(629,061)
5	SPI 200 Index	12/15/16	AUD	501,827	6,887
2	DAX Index	12/16/16	EUR	586,744	17,366
5	E-mini S&P 500	12/16/16	USD	530,025	(11,120)
10	Euro STOXX 50 Index	12/16/16	EUR	335,284	6,197
9	FTSE 100 Index	12/16/16	GBP	761,770	33,793
12	10 Year Canadian Government Bond	12/19/16	CAD	1,293,849	(18,451)
8	Coffee ‘C’ Futures^	12/19/16	USD	492,450	72,558
6	LME Nickel Futures^	12/19/16	USD	376,398	14,256
70	LME Primary Aluminum Futures^	12/19/16	USD	3,033,625	43,303
34	LME Zinc Futures^	12/19/16	USD	2,089,300	49,622
285	10 Year U.S. Treasury Note	12/20/16	USD	36,943,125	(456,721)
3	U.S. Treasury Long Bond	12/20/16	USD	488,156	(21,757)
3	Gold 100 OZ Futures^	12/28/16	USD	381,930	(11,438)
13	Long Gilt	12/28/16	GBP	1,994,410	(74,396)
6	Natural Gas Futures^	12/28/16	USD	191,700	(17,426)
2	Silver Futures^	12/28/16	USD	177,960	(8,245)
15	5 Year U.S. Treasury Note	12/30/16	USD	1,811,953	(7,891)
32	Soybean Futures^	01/13/17	USD	1,618,800	(8,657)
33	LME Primary Aluminum Futures^	01/16/17	USD	1,431,581	(2,575)
4	Feeder Cattle Futures^	01/26/17	USD	232,000	188
16	Sugar No. 11 (World Markets) Futures^	02/28/17	USD	386,534	28,625
70	Cocoa Futures^	03/16/17	USD	1,850,100	(139,184)
20	Coffee ‘C’ Futures^	03/21/17	USD	1,256,625	(7,577)
20	Feeder Cattle Futures^	03/30/17	USD	1,122,750	(14,196)
55	Sugar No. 11 (World Markets) Futures^	04/28/17	USD	1,300,376	10,592
49	Cocoa Futures^	05/15/17	USD	1,285,760	(51,553)
43	Sugar No. 11 (World Markets) Futures^	06/30/17	USD	990,170	(22,984)
	Short Futures Outstanding
(21)	LME Zinc Futures^	11/14/16	USD	(1,287,825)	7,812
(157)	Euro Bund	12/08/16	EUR	(27,949,472)	424,631
(4)	10 Year Japanese Government Bond	12/13/16	JPY	(5,786,593)	1,988
(22)	CBOT Wheat Futures^	12/14/16	USD	(457,875)	84,635
(18)	Corn Futures^	12/14/16	USD	(319,275)	6,347
(29)	Lean Hogs Futures^	12/14/16	USD	(556,220)	69,534
(2)	3 Year Australian Government Bond	12/15/16	AUD	(171,243)	45
(475)	E-mini S&P 500	12/16/16	USD	(50,352,375)	1,256,190
(3)	FTSE/MIB Index	12/16/16	EUR	(281,743)	(8,466)
(234)	10 Year Canadian Government Bond	12/19/16	CAD	(25,230,060)	362,847
(2)	LME Nickel Futures^	12/19/16	USD	(125,466)	264
(13)	LME Primary Aluminum Futures^	12/19/16	USD	(563,388)	(32,839)
(3)	LME Zinc Futures^	12/19/16	USD	(184,350)	(12,065)
(32)	WTI Crude Oil Futures^	12/20/16	USD	(1,518,720)	42,746
(4)	Copper Futures^	12/28/16	USD	(220,500)	(7,135)
(47)	Natural Gas Futures^	12/28/16	USD	(1,501,650)	32,437

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
(1)	2 Year U.S. Treasury Note	12/30/16	USD	$(218,141)	$(158)
(51)	Live Cattle Futures^	12/30/16	USD	(2,107,830)	21,280
(2)	Soybean Futures^	01/13/17	USD	(101,175)	(2,706)
(21)	WTI Crude Oil Futures^	01/20/17	USD	(1,009,050)	11,705
(11)	Feeder Cattle Futures^	01/26/17	USD	(638,000)	11,693
(15)	Natural Gas Futures^	01/27/17	USD	(483,450)	7,951
(130)	Lean Hogs Futures^	02/14/17	USD	(2,840,500)	168,477
(167)	CBOT Wheat Futures^	03/14/17	USD	(3,621,813)	(31,930)
(20)	Cocoa Futures^	03/16/17	USD	(528,600)	(4,128)
(46)	Lean Hogs Futures^	04/17/17	USD	(1,141,720)	(3,276)
(65)	CBOT Wheat Futures^	05/12/17	USD	(1,456,812)	(64,954)
(38)	Corn Futures^	05/12/17	USD	(702,050)	363

					$1,085,584

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
13,419,592	AUD	State Street Corp.	11/22/16	$10,111,482	$10,202,894	$91,412
8,007,698	BRL	Merrill Lynch International†	11/22/16	2,471,054	2,493,020	21,966
84,731	CAD	Royal Bank of Canada	11/22/16	63,964	63,179	(785)
7,343,032,900	COP	Merrill Lynch International†	11/22/16	2,492,543	2,434,046	(58,497)
2,955,485	EUR	Citibank, N.A.	11/22/16	3,261,921	3,246,960	(14,961)
103,111,360	JPY	Royal Bank of Scotland	11/22/16	983,022	983,871	849
51,334,289	NOK	Citibank, N.A.	11/22/16	6,245,801	6,213,194	(32,607)
29,064,934	NZD	Standard Chartered Bank	11/22/16	20,507,950	20,767,222	259,272
161,900,546	RUB	Merrill Lynch International†	11/22/16	2,536,116	2,540,734	4,618
7,334,815	TRY	Standard Chartered Bank	11/22/16	2,348,041	2,360,455	12,414
33,432,079	ZAR	Goldman Sachs International	11/22/16	2,314,549	2,469,643	155,094
				$53,336,443	$53,775,218	$438,775

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,993,608	AUD	State Street Corp.	11/22/16	$6,023,077	$6,077,528	$(54,451)
7,382,137	CAD	Standard Chartered Bank	11/22/16	5,572,433	5,504,426	68,007
27,064,931	CHF	Citibank, N.A.	11/22/16	27,438,339	27,378,121	60,218
59,586,601	CZK	Standard Chartered Bank	11/22/16	2,433,633	2,422,053	11,580
2,731,029	EUR	Citibank, N.A.	11/22/16	3,014,192	3,000,367	13,825
5,313,602	GBP	Citibank, N.A.	11/22/16	6,479,725	6,506,335	(26,610)
688,319,946	HUF	Standard Chartered Bank	11/22/16	2,474,403	2,447,379	27,024
9,394,746	ILS	Citibank, N.A.	11/22/16	2,478,862	2,449,996	28,866

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2016

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
638,863,107	JPY	Citibank, N.A.	11/22/16	$6,164,095	$6,095,923	$68,172
2,547,535,397	JPY	HSBC Bank, N.A.	11/22/16	24,573,122	24,308,151	264,971
9,886,349	RON	Goldman Sachs International	11/22/16	2,419,706	2,409,244	10,462
83,240,860	SEK	Citibank, N.A.	11/22/16	9,438,593	9,224,264	214,329
78,595,161	TWD	Standard Chartered Bank†	11/22/16	2,471,857	2,491,251	(19,394)
				$100,982,037	$100,315,038	$666,999

Total Return Basket Swaps* Outstanding at October 31, 2016
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE**
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	08/29/17	$18,615
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	10/02/17	1,681
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in HKD which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	02/05/18	(9,541)
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in ZAR which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	02/05/18	37,516

			$48,271

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.
**	This represents the value of the swap subsequent to reset.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

AUD	— Australian Dollar
BRL	— Brazilian Real
CAC	— Continuous Assisted Quotation
CAD	— Canadian Dollar
CBOT	— Chicago Board of Trade
CHF	— Swiss Franc
COP	— Colombian Peso
CZK	— Czech Republic Koruna
DAX	— German Stock Index
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
ILS	— Israeli Shekel
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MIB	— Milan, Italian Stock Exchange
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RON	— Romanian Leu
RUB	— Russian Ruble
SEK	— Swedish Krona

SPI	— Australian Securities Exchange
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2016.
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
WTI	— West Texas Intermediate
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of October 31, 2016.
†	— Non-deliverable forward. See Note 2.C.(2) in the notes to consolidated financial statements.
^	— Represents positions held in the Subsidiary.
^^	— A portion of the position is held by the Subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2016

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 0.9%
Automobiles — 0.1%
Peugeot S.A. (France) (a)	12,121	181,558	181,512	(46)
Renault S.A. (France)	1,680	145,896	146,096	200

	13,801	327,454	327,608	154

Distributors — 0.0% (g)
Inchcape plc (United Kingdom)	14,625	116,446	116,279	(167)

Hotels, Restaurants & Leisure — 0.1%
William Hill plc (United Kingdom)	40,526	146,728	146,601	(127)

Household Durables — 0.2%
Barratt Developments plc (United Kingdom)	98,276	545,755	544,983	(772)
Bovis Homes Group plc (United Kingdom)	17,604	163,221	162,991	(230)

	115,880	708,976	707,974	(1,002)

Media — 0.3%
Mediaset Espana Comunicacion S.A. (Spain)	46,403	518,303	517,821	(482)
Pearson plc (United Kingdom)	58,053	538,256	537,069	(1,187)

	104,456	1,056,559	1,054,890	(1,669)

Specialty Retail — 0.2%
Kingfisher plc (United Kingdom)	108,884	481,519	480,987	(532)

Total Consumer Discretionary	398,172	2,837,682	2,834,339	(3,343)

Consumer Staples — 0.1%
Personal Products — 0.1%
Unilever plc (United Kingdom)	11,463	479,570	478,571	(999)

Financials — 0.8%
Capital Markets — 0.1%
Investec plc (South Africa)	87,347	543,117	542,092	(1,025)

Insurance — 0.5%
NN Group N.V. (Netherlands)	20,313	612,096	611,881	(215)
Phoenix Group Holdings (United Kingdom)	50,975	455,784	455,377	(407)
Poste Italiane S.p.A (Italy)	78,253	520,997	520,908	(89)

	149,541	1,588,877	1,588,166	(711)

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	16,604	599,032	600,569	1,537

Total Financials	253,492	2,731,026	2,730,827	(199)

Health Care — 0.2%
Pharmaceuticals — 0.2%
Recordati S.p.A. (Italy)	17,366	491,457	491,091	(366)

Industrials — 0.8%
Commercial Services & Supplies — 0.2%
Babcock International Group plc (United Kingdom)	43,082	521,523	520,768	(755)

Electrical Equipment — 0.2%
Schneider Electric SE (France)	8,773	588,812	589,985	1,173

Professional Services — 0.1%
RELX plc (United Kingdom)	28,462	508,976	508,051	(925)

Trading Companies & Distributors — 0.3%
Kloeckner & Co. SE (Germany) (a)	37,905	473,108	473,353	245

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Trading Companies & Distributors — continued
Rexel S.A. (France)	41,171	571,045	571,010	(35)

	79,076	1,044,153	1,044,363	210

Total Industrials	159,393	2,663,464	2,663,167	(297)

Information Technology — 0.3%
Electronic Equipment, Instruments & Components — 0.1%
Spectris plc (United Kingdom)	20,834	522,512	521,653	(859)

Software — 0.2%
Playtech plc (United Kingdom)	47,218	536,336	535,599	(737)

Total Information Technology	68,052	1,058,848	1,057,252	(1,596)

Materials — 0.3%
Chemicals — 0.1%
Covestro AG (Germany)	9,136	539,964	541,010	1,046

Metals & Mining — 0.2%
Glencore plc (Switzerland) (a)	187,769	574,573	574,781	208

Total Materials	196,905	1,114,537	1,115,791	1,254

Real Estate — 0.2%
Real Estate Management & Development — 0.2%
Swiss Prime Site AG (Switzerland) (a)	5,989	496,587	496,723	136

Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Sunrise Communications Group AG (Switzerland) (a)	6,914	472,322	472,401	79

Utilities — 0.4%
Electric Utilities — 0.3%
Enel S.p.A. (Italy)	117,863	507,186	506,733	(453)
SSE plc (United Kingdom)	25,277	492,240	491,462	(778)

	143,140	999,426	998,195	(1,231)

Multi-Utilities — 0.1%
Centrica plc (United Kingdom)	173,041	453,680	453,238	(442)

Total Utilities	316,181	1,453,106	1,451,433	(1,673)

Right
Financials — 0.0% (g)
Insurance — 0.0% (g)
Phoenix Group Holdings (United Kingdom) (a)	29,735	80,798	80,798	—

Total Long Positions of Total Return Basket Swap	1,463,662	13,879,397	13,872,393	(7,004)

Short Positions

Common Stocks
Consumer Discretionary — 2.7%
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc. (a)	6,461	432,306	432,306	—

Hotels, Restaurants & Leisure — 0.6%
Chipotle Mexican Grill, Inc. (a)	276	99,570	99,570	—
ClubCorp Holdings, Inc.	9,617	111,076	111,076	—
Norwegian Cruise Line Holdings Ltd. (a)	11,995	466,246	466,246	—
Red Robin Gourmet Burgers, Inc. (a)	8,879	408,434	408,434	—
Resorttrust, Inc. (Japan)	5,200	104,178	103,939	239
Starbucks Corp.	8,319	441,489	441,489	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Whitbread plc (United Kingdom)	3,392	149,535	149,843	(308)

	47,678	1,780,528	1,780,597	(69)

Internet & Direct Marketing Retail — 0.0% (g)
HSN, Inc.	2,760	104,052	104,052	—

Leisure Products — 0.3%
Polaris Industries, Inc.	5,986	458,587	458,587	—
Shimano, Inc. (Japan)	2,900	496,653	495,841	812

	8,886	955,240	954,428	812

Media — 0.3%
Dentsu, Inc. (Japan)	9,100	454,696	453,628	1,068
IMAX Corp. (Canada) (a)	15,275	462,069	462,069	—
REA Group Ltd. (Australia)	4,739	184,358	183,790	568

	29,114	1,101,123	1,099,487	1,636

Multiline Retail — 0.2%
B&M European Value Retail S.A. (Luxembourg)	40,082	115,210	115,074	136
Hudson’s Bay Co. (Canada)	33,483	411,392	411,392	—
Next plc (United Kingdom)	2,036	119,625	119,786	(161)

	75,601	646,227	646,252	(25)

Specialty Retail — 0.7%
Advance Auto Parts, Inc.	2,926	409,874	409,874	—
CarMax, Inc. (a)	8,785	438,723	438,723	—
L Brands, Inc.	6,336	457,396	457,396	—
Lithia Motors, Inc., Class A	5,976	512,621	512,621	—
Tractor Supply Co.	6,532	409,099	409,099	—

	30,555	2,227,713	2,227,713	—

Textiles, Apparel & Luxury Goods — 0.5%
Crocs, Inc. (a)	12,870	98,970	98,970	—
G-III Apparel Group Ltd. (a)	5,887	153,768	153,768	—
Hanesbrands, Inc.	17,549	451,009	451,009	—
Kate Spade & Co. (a)	6,334	106,095	106,095	—
Kering (France)	2,054	455,578	455,719	(141)
NIKE, Inc., Class B	7,533	378,006	378,006	—
Under Armour, Inc., Class A (a)	4,125	128,288	128,288	—

	56,352	1,771,714	1,771,855	(141)

Total Consumer Discretionary	257,407	9,018,903	9,016,690	2,213

Consumer Staples — 0.9%
Food & Staples Retailing — 0.4%
Aeon Co., Ltd. (Japan)	27,300	378,248	377,277	971
Casey’s General Stores, Inc.	3,866	436,819	436,819	—
Distribuidora Internacional de Alimentacion S.A. (Spain)	84,593	452,888	451,819	1,069

	115,759	1,267,955	1,265,915	2,040

Food Products — 0.3%
Associated British Foods plc (United Kingdom)	11,776	354,869	354,211	658
Calavo Growers, Inc.	7,420	438,893	438,893	—
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	6	372,290	372,290	—

	19,202	1,166,052	1,165,394	658

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Personal Products — 0.2%
Avon Products, Inc. (a)	79,624	521,537	521,537	—

Total Consumer Staples	214,585	2,955,544	2,952,846	2,698

Energy — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp. (a)	74,752	411,883	411,883	—
Cobalt International Energy, Inc. (a)	87,858	82,947	82,947	—
Enbridge, Inc. (Canada)	11,260	486,229	486,229	—
Golar LNG Ltd. (Bermuda)	20,265	443,601	443,601	—
Keyera Corp. (Canada)	10,000	300,157	300,157	—
Marathon Oil Corp.	30,962	408,079	408,079	—
MEG Energy Corp. (Canada) (a)	18,346	74,817	74,817	—
Oasis Petroleum, Inc. (a)	44,604	467,896	467,896	—

Total Energy	298,047	2,675,609	2,675,609	—

Financials — 1.2%
Banks — 0.1%
Banco Popular Espanol S.A. (Spain)	344,421	377,710	376,842	868
Royal Bank of Scotland Group plc (United Kingdom) (a)	57,533	133,165	132,954	211

	401,954	510,875	509,796	1,079

Capital Markets — 0.8%
Azimut Holding S.p.A. (Italy)	24,604	394,872	394,932	(60)
Banca Generali S.p.A. (Italy)	23,280	516,990	517,668	(678)
Deutsche Bank AG (Germany) (a)	30,977	447,336	447,978	(642)
Hargreaves Lansdown plc (United Kingdom)	25,822	366,631	366,070	561
ICAP plc (United Kingdom)	71,414	423,505	423,446	59
Interactive Brokers Group, Inc., Class A	12,548	416,468	416,468	—

	188,645	2,565,802	2,566,562	(760)

Consumer Finance — 0.2%
LendingClub Corp. (a)	23,715	116,915	116,915	—
Provident Financial plc (United Kingdom)	14,048	507,245	506,435	810

	37,763	624,160	623,350	810

Insurance — 0.1%
Sony Financial Holdings, Inc. (Japan)	32,600	458,831	457,849	982

Total Financials	660,962	4,159,668	4,157,557	2,111

Health Care — 0.6%
Health Care Equipment & Supplies — 0.0% (g)
Endologix, Inc. (a)	9,337	97,665	97,665	—

Health Care Providers & Services — 0.2%
Acadia Healthcare Co., Inc. (a)	12,297	442,200	442,200	—
Diplomat Pharmacy, Inc. (a)	3,861	89,459	89,459	—

	16,158	531,659	531,659	—

Health Care Technology — 0.1%
athenahealth, Inc. (a)	4,468	461,634	461,634	—

Life Sciences Tools & Services — 0.2%
Eurofins Scientific SE (Luxembourg)	1,140	517,970	518,069	(99)

Pharmaceuticals — 0.1%
Dermira, Inc. (a)	1,500	47,025	47,025	—
Nektar Therapeutics (a)	11,687	144,919	144,919	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Pharmaceuticals — continued
TherapeuticsMD, Inc. (a)	15,875	91,122	91,122	—

	29,062	283,066	283,066	—

Total Health Care	60,165	1,891,994	1,892,093	(99)

Industrials — 3.3%
Aerospace & Defense — 0.2%
Cobham plc (United Kingdom)	257,682	450,711	449,590	1,121

Air Freight & Logistics — 0.1%
Bollore S.A. (France)	124,926	411,412	411,287	125
Bollore S.A. (France) (a)	841	3,047	3,047	—

	125,767	414,459	414,334	125

Airlines — 0.1%
American Airlines Group, Inc.	12,067	489,920	489,920	—

Building Products — 0.0% (g)
Advanced Drainage Systems, Inc.	5,100	97,410	97,410	—

Commercial Services & Supplies — 0.6%
Rollins, Inc.	15,340	472,779	472,779	—
Societe BIC S.A. (France)	3,015	418,018	417,917	101
Sohgo Security Services Co., Ltd. (Japan)	8,600	392,810	391,673	1,137
Stericycle, Inc. (a)	1,482	118,693	118,693	—
Team, Inc. (a)	14,091	433,298	433,298	—

	42,528	1,835,598	1,834,360	1,238

Construction & Engineering — 0.1%
Ferrovial S.A. (Spain)	20,629	401,391	400,777	614

Electrical Equipment — 0.3%
AMETEK, Inc.	8,985	396,239	396,239	—
Melrose Industries plc (United Kingdom)	223,401	461,434	461,031	403

	232,386	857,673	857,270	403

Industrial Conglomerates — 0.1%
Roper Technologies, Inc.	2,456	425,649	425,649	—

Machinery — 0.4%
FANUC Corp. (Japan)	2,700	506,685	494,336	12,349
Middleby Corp. (The) (a)	3,603	403,932	403,932	—
Proto Labs, Inc. (a)	1,849	82,650	82,650	—
Wartsila OYJ Abp (Finland)	9,903	428,318	427,952	366

	18,055	1,421,585	1,408,870	12,715

Professional Services — 0.3%
Advisory Board Co. (The) (a)	10,344	411,691	411,691	—
Capita plc (United Kingdom)	32,567	233,592	233,112	480
Verisk Analytics, Inc. (a)	5,159	420,716	420,716	—

	48,070	1,065,999	1,065,519	480

Road & Rail — 0.7%
AMERCO	1,373	442,641	442,641	—
Aurizon Holdings Ltd. (Australia)	134,204	498,195	497,216	979
Avis Budget Group, Inc. (a)	13,683	442,782	442,782	—
Canadian Pacific Railway Ltd. (Canada)	2,967	424,135	424,135	—
Hertz Global Holdings, Inc. (a)	3,286	108,931	108,931	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Road & Rail — continued
Kintetsu Group Holdings Co., Ltd. (Japan)	105,000	424,526	423,835	691

	260,513	2,341,210	2,339,540	1,670

Trading Companies & Distributors — 0.2%
Herc Holdings, Inc. (a)	10,213	307,309	307,309	—
Univar, Inc. (a)	22,563	502,027	502,027	—

	32,776	809,336	809,336	—

Transportation Infrastructure — 0.2%
Aeroports de Paris (France)	4,544	458,962	458,976	(14)

Total Industrials	1,062,573	11,069,903	11,051,551	18,352

Information Technology — 2.7%
Communications Equipment — 0.2%
EchoStar Corp., Class A (a)	11,438	534,612	534,612	—
Nokia OYJ (Finland)	21,436	95,725	95,702	23
ViaSat, Inc. (a)	1,772	125,210	125,210	—

	34,646	755,547	755,524	23

Electronic Equipment, Instruments & Components — 0.1%
OSI Systems, Inc. (a)	6,509	456,476	456,476	—

Internet Software & Services — 0.5%
Benefitfocus, Inc. (a)	4,143	134,648	134,648	—
comScore, Inc. (a)	14,500	417,455	417,455	—
Cornerstone OnDemand, Inc. (a)	10,126	418,204	418,204	—
CoStar Group, Inc. (a)	791	148,012	148,012	—
Envestnet, Inc. (a)	3,089	109,196	109,196	—
Pandora Media, Inc. (a)	13,434	152,207	152,207	—
Yelp, Inc. (a)	4,243	138,576	138,576	—

	50,326	1,518,298	1,518,298	—

IT Services — 0.3%
CSRA, Inc.	16,333	409,795	409,795	—
EPAM Systems, Inc. (a)	2,394	154,102	154,102	—
InterXion Holding N.V. (Netherlands) (a)	3,524	131,199	131,199	—
Wirecard AG (Germany)	9,014	427,617	427,884	(267)
Worldpay Group plc (United Kingdom)	41,614	142,440	144,626	(2,186)

	72,879	1,265,153	1,267,606	(2,453)

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc. (a)	17,366	125,556	125,556	—
ams AG (Austria)	13,795	386,855	386,275	580
Cree, Inc. (a)	20,048	447,070	447,070	—

	51,209	959,481	958,901	580

Software — 1.1%
Barracuda Networks, Inc. (a)	5,219	121,707	121,707	—
FireEye, Inc. (a)	11,848	137,674	137,674	—
Fortinet, Inc. (a)	12,331	395,332	395,332	—
Globant S.A. (Luxembourg) (a)	3,356	145,986	145,986	—
Guidewire Software, Inc. (a)	7,143	410,365	410,365	—
HubSpot, Inc. (a)	2,262	118,642	118,642	—
Imperva, Inc. (a)	3,275	120,848	120,848	—
Mobileye N.V. (Israel) (a)	3,091	114,923	114,923	—
Nintendo Co., Ltd. (Japan)	700	169,810	168,742	1,068

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Software — continued
Pegasystems, Inc.	15,429	476,756	476,756	—
RingCentral, Inc., Class A (a)	5,937	122,896	122,896	—
salesforce.com, Inc. (a)	5,578	419,242	419,242	—
Splunk, Inc. (a)	1,983	119,357	119,357	—
Tableau Software, Inc., Class A (a)	2,285	109,794	109,794	—
Tyler Technologies, Inc. (a)	2,642	423,777	423,777	—
Workday, Inc., Class A (a)	1,569	136,001	136,001	—
Zendesk, Inc. (a)	3,235	85,048	85,048	—

	87,883	3,628,158	3,627,090	1,068

Technology Hardware, Storage & Peripherals — 0.2%
Nimble Storage, Inc. (a)	16,835	128,451	128,451	—
Ricoh Co., Ltd. (Japan)	47,600	388,535	387,951	584
Stratasys Ltd. (a)	5,226	99,921	99,921	—

	69,661	616,907	616,323	584

Total Information Technology	373,113	9,200,020	9,200,218	(198)

Materials — 1.2%
Chemicals — 0.8%
Air Liquide S.A. (France)	4,071	414,181	413,665	516
Air Water, Inc. (Japan)	26,000	487,671	486,460	1,211
CF Industries Holdings, Inc.	16,843	404,400	404,400	—
Essentra plc (United Kingdom)	62,043	387,297	386,700	597
Ferro Corp. (a)	31,951	414,085	414,085	—
Sensient Technologies Corp.	6,056	451,233	451,233	—

	146,964	2,558,867	2,556,543	2,324

Metals & Mining — 0.4%
Alumina Ltd. (Australia)	387,526	465,770	465,759	11
Anglo American plc (United Kingdom) (a)	41,591	575,763	577,250	(1,487)
Compass Minerals International, Inc.	6,278	451,074	451,074	—

	435,395	1,492,607	1,494,083	(1,476)

Total Materials	582,359	4,051,474	4,050,626	848

Real Estate — 0.0% (g)
Real Estate Management & Development — 0.0% (g)
Capital & Counties Properties plc (United Kingdom)	26,205	92,472	92,407	65
Realogy Holdings Corp.	5,203	119,097	119,097	—

Total Real Estate	31,408	211,569	211,504	65

Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Inmarsat plc (United Kingdom)	16,867	144,826	144,686	140
SFR Group S.A. (France)	4,249	114,463	114,517	(54)
Vivendi S.A. (France)	22,856	462,161	462,618	(457)

Total Telecommunication Services	43,972	721,450	721,821	(371)

Utilities — 0.3%
Independent Power & Renewable Electricity Producers — 0.3%
Calpine Corp. (a)	9,032	107,481	107,481	—
Dynegy, Inc. (a)	34,806	370,684	370,684	—
TransAlta Corp. (Canada)	99,397	437,960	437,960	—

Total Utilities	143,235	916,125	916,125	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Right
Industrials — 0.0% (g)
Construction & Engineering — 0.0% (g)
Ferrovial S.A. (Spain) (a)	20,629	8,832	8,832	—

Total Short Positions of Total Return Basket Swap	3,748,455	46,881,091	46,855,472	25,619

Total of Long and Short Positions of Total Return Basket Swap	2,284,793	(33,001,694)	(32,983,079)	18,615

Outstanding swap contract, at value				$18,615

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 1.0%
Media — 1.0%
Time Warner, Inc.	36,254	3,226,243	3,226,243	—

Consumer Staples — 0.5%
Tobacco — 0.5%
Reynolds American, Inc.	28,969	1,595,613	1,595,613	—

Financials — 0.7%
Banks — 0.7%
PrivateBancorp, Inc.	45,748	2,069,640	2,069,640	—
Yadkin Financial Corp.	16,003	443,923	443,923	—

	61,751	2,513,563	2,513,563	—

Capital Markets — 0.0% (g)
SVG Capital plc (United Kingdom) (a)	15,500	133,278	133,207	(71)

Total Financials	77,251	2,646,841	2,646,770	(71)

Industrials — 1.0%
Aerospace & Defense — 1.0%
B/E Aerospace, Inc.	54,050	3,217,056	3,217,056	—

Information Technology — 1.0%
Semiconductors & Semiconductor Equipment — 1.0%
Linear Technology Corp.	54,012	3,243,961	3,243,961	—

Total Long Positions of Total Return Basket Swap	250,536	13,929,714	13,929,643	(71)

Short Positions

Common Stocks
Consumer Staples — 0.3%
Tobacco — 0.3%
British American Tobacco plc (United Kingdom)	15,779	906,094	904,342	1,752

Financials — 0.5%
Banks — 0.5%
Canadian Imperial Bank of Commerce (Canada)	16,563	1,241,021	1,241,021	—
FNB Corp.	34,220	447,255	447,255	—

Total Financials	50,783	1,688,276	1,688,276	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Information Technology — 0.2%
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc.	12,411	795,545	795,545	—

Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	51,575	1,897,444	1,897,444	—

Total Short Positions of Total Return Basket Swap	130,548	5,287,359	5,285,607	1,752

Total of Long and Short Positions of Total Return Basket Swap	119,988	8,642,355	8,644,036	1,681

Outstanding swap contract, at value				$1,681

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 1.0%
Hotels, Restaurants & Leisure — 0.4%
Tatts Group Ltd. (Australia)	502,505	1,551,957	1,549,000	(2,957)

Media — 0.6%
Media General, Inc. (a)	48,548	818,034	818,034	—
Starz, Class A (a)	35,880	1,128,785	1,128,785	—

	84,428	1,946,819	1,946,819	—

Total Consumer Discretionary	586,933	3,498,776	3,495,819	(2,957)

Consumer Staples — 0.2%
Food & Staples Retailing — 0.2%
METRO AG (Germany)	21,833	654,064	653,990	(74)

Financials — 1.7%
Capital Markets — 0.8%
London Stock Exchange Group plc (United Kingdom)	77,396	2,661,989	2,658,436	(3,553)

Insurance — 0.0% (g)
esure Group plc (United Kingdom)	25,587	85,155	85,155	—

Thrifts & Mortgage Finance — 0.9%
Astoria Financial Corp.	197,781	2,893,536	2,893,536	—

Total Financials	300,764	5,640,680	5,637,127	(3,553)

Health Care — 0.9%
Health Care Equipment & Supplies — 0.7%
St. Jude Medical, Inc.	29,948	2,331,152	2,331,152	—

Health Care Providers & Services — 0.2%
Cigna Corp.	4,842	575,375	575,375	—

Total Health Care	34,790	2,906,527	2,906,527	—

Information Technology — 1.0%
Semiconductors & Semiconductor Equipment — 1.0%
KLA-Tencor Corp.	45,503	3,417,730	3,417,730	—

Materials — 0.1%
Metals & Mining — 0.1%
Newmarket Gold, Inc. (Canada) (a)	66,276	195,671	195,671	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Manitoba Telecom Services, Inc. (Canada)	21,539	602,026	602,026	—

Utilities — 0.9%
Electric Utilities — 0.9%
Fortis, Inc. (Canada)	607	19,980	19,980	—
Westar Energy, Inc.	54,894	3,146,524	3,146,524	—

Total Utilities	55,501	3,166,504	3,166,504	—

Total Long Positions of Total Return Basket Swap	1,133,139	20,081,978	20,075,394	(6,584)

Short Positions

Common Stocks
Consumer Discretionary — 1.1%
Hotels, Restaurants & Leisure — 1.0%
Marriott International, Inc., Class A	24,504	1,683,425	1,683,425	—
Tabcorp Holdings Ltd. (Australia)	397,984	1,465,292	1,462,188	3,104

	422,488	3,148,717	3,145,613	3,104

Media — 0.1%
Lions Gate Entertainment Corp.	8,518	173,426	173,426	—
Nexstar Broadcasting Group, Inc., Class A	6,002	292,898	292,898	—

	14,520	466,324	466,324	—

Total Consumer Discretionary	437,008	3,615,041	3,611,937	3,104

Energy — 0.0% (g)
Oil, Gas & Consumable Fuels — 0.0% (g)
Royal Dutch Shell plc (Netherlands), Class A	32	798	797	1

Financials — 1.6%
Capital Markets — 0.8%
Deutsche Boerse AG (Germany) (a)	18,983	1,477,039	1,482,353	(5,314)
Deutsche Boerse AG (Germany)	14,891	1,112,713	1,113,461	(748)

	33,874	2,589,752	2,595,814	(6,062)

Thrifts & Mortgage Finance — 0.8%
New York Community Bancorp, Inc.	195,803	2,811,731	2,811,731	—

Total Financials	229,677	5,401,483	5,407,545	(6,062)

Health Care — 0.3%
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	25,817	1,013,059	1,013,059	—

Information Technology — 0.6%
Semiconductors & Semiconductor Equipment — 0.6%
Lam Research Corp.	22,523	2,181,578	2,181,578	—

Materials — 0.1%
Metals & Mining — 0.1%
Kirkland Lake Gold, Inc. (Canada) (a)	31,166	216,092	216,092	—

Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
BCE, Inc. (Canada)	7,923	359,970	359,970	—

Total Short Positions of Total Return Basket Swap	754,146	12,788,021	12,790,978	(2,957)

Total of Long and Short Positions of Total Return Basket Swap	378,993	7,293,957	7,284,416	(9,541)

Outstanding swap contract, at value				$(9,541)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 3.9%
Auto Components — 1.2%
Cie Generale des Etablissements Michelin (France)	4,831	523,058	523,237	179
Cooper Tire & Rubber Co.	9,000	330,750	330,750	—
Cooper-Standard Holding, Inc. (a)	5,373	490,394	490,394	—
GKN plc (United Kingdom)	126,986	496,135	495,223	(912)
Lear Corp.	4,108	504,380	504,380	—
Linamar Corp. (Canada)	10,802	439,312	439,312	—
Magna International, Inc. (Canada)	12,090	496,381	496,381	—
Valeo S.A. (France)	10,158	585,425	586,166	741

	183,348	3,865,835	3,865,843	8

Automobiles — 0.4%
Peugeot S.A. (France) (a)	22,253	333,323	333,239	(84)
Renault S.A. (France)	5,134	445,852	446,462	610
Thor Industries, Inc.	6,512	516,467	516,467	—

	33,899	1,295,642	1,296,168	526

Distributors — 0.1%
Inchcape plc (United Kingdom)	46,863	373,129	372,594	(535)

Hotels, Restaurants & Leisure — 0.5%
Carnival plc	9,120	439,371	439,884	513
Ladbrokes Coral Group plc (United Kingdom)	255,321	417,517	416,851	(666)
William Hill plc (United Kingdom)	110,440	399,858	399,512	(346)
Wyndham Worldwide Corp.	6,202	408,340	408,340	—

	381,083	1,665,086	1,664,587	(499)

Household Durables — 0.3%
Bovis Homes Group plc (United Kingdom)	36,089	334,610	334,139	(471)
KB Home	36,297	527,758	527,758	—

	72,386	862,368	861,897	(471)

Media — 0.4%
Informa plc (United Kingdom)	52,567	432,700	432,474	(226)
UBM plc (United Kingdom)	54,005	474,943	474,158	(785)
WPP plc (United Kingdom)	21,962	477,953	476,862	(1,091)

	128,534	1,385,596	1,383,494	(2,102)

Multiline Retail — 0.4%
Big Lots, Inc.	10,626	461,168	461,168	—
Dillard’s, Inc., Class A	8,672	531,594	531,594	—
Target Corp.	7,067	485,715	485,715	—

	26,365	1,478,477	1,478,477	—

Specialty Retail — 0.6%
American Eagle Outfitters, Inc.	28,514	485,879	485,879	—
Best Buy Co., Inc.	14,742	573,611	573,611	—
Children’s Place, Inc. (The)	6,210	471,649	471,649	—
GameStop Corp., Class A	19,659	472,799	472,799	—

	69,125	2,003,938	2,003,938	—

Total Consumer Discretionary	941,603	12,930,071	12,926,998	(3,073)

Consumer Staples — 1.7%
Beverages — 0.2%
Dr. Pepper Snapple Group, Inc.	6,433	564,753	564,753	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Food & Staples Retailing — 0.4%
Metro, Inc. (Canada)	17,481	540,343	540,343	—
SpartanNash Co.	17,101	478,828	478,828	—
Wm Morrison Supermarkets plc (United Kingdom)	216,111	599,138	598,252	(886)

	250,693	1,618,309	1,617,423	(886)

Food Products — 0.8%
Dean Foods Co.	29,926	546,449	546,449	—
Ebro Foods S.A. (Spain)	21,996	474,713	474,308	(405)
Fresh Del Monte Produce, Inc.	8,788	530,356	530,356	—
Ingredion, Inc.	3,897	511,169	511,169	—
Pinnacle Foods, Inc.	11,039	567,625	567,625	—

	75,646	2,630,312	2,629,907	(405)

Tobacco — 0.3%
Imperial Brands plc (United Kingdom)	9,976	482,991	482,558	(433)
Universal Corp.	9,262	502,000	502,000	—

	19,238	984,991	984,558	(433)

Total Consumer Staples	352,010	5,798,365	5,796,641	(1,724)

Energy — 2.6%
Energy Equipment & Services — 0.3%
John Wood Group plc (United Kingdom)	56,791	534,549	533,788	(761)
Petrofac Ltd. (United Kingdom)	43,489	429,304	428,303	(1,001)

	100,280	963,853	962,091	(1,762)

Oil, Gas & Consumable Fuels — 2.3%
BP plc (United Kingdom)	105,472	624,446	623,519	(927)
Chevron Corp.	5,650	591,838	591,838	—
CVR Energy, Inc.	20,566	272,705	272,705	—
Enbridge Income Fund Holdings, Inc. (Canada)	22,781	578,145	578,145	—
Galp Energia SGPS S.A. (Portugal)	40,307	546,451	546,494	43
Koninklijke Vopak N.V. (Netherlands)	10,506	530,574	530,264	(310)
Neste OYJ (Finland)	14,454	624,044	623,576	(468)
OMV AG (Austria)	16,769	524,173	523,354	(819)
Repsol S.A. (Spain)	38,510	539,632	537,696	(1,936)
Royal Dutch Shell plc (Netherlands), Class B	21,561	558,162	556,112	(2,050)
TOTAL S.A. (France)	11,339	544,200	543,194	(1,006)
Valero Energy Corp.	8,006	474,275	474,275	—
Veresen, Inc. (Canada)	53,107	481,063	481,063	—
Western Refining, Inc.	20,277	584,991	584,991	—
World Fuel Services Corp.	11,588	466,417	466,417	—

	400,893	7,941,116	7,933,643	(7,473)

Total Energy	501,173	8,904,969	8,895,734	(9,235)

Financials — 2.0%
Banks — 0.5%
BNP Paribas S.A (France)	10,220	592,812	592,589	(223)
National Bank of Canada (Canada)	17,644	629,833	629,833	—
Societe Generale S.A. (France)	15,066	588,116	587,687	(429)

	42,930	1,810,761	1,810,109	(652)

Capital Markets — 0.3%
3i Group plc (United Kingdom)	74,223	609,595	608,420	(1,175)
Bats Global Markets, Inc.	13,094	385,095	385,095	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Capital Markets — continued
Donnelley Financial Solutions, Inc. (a)	3,950	84,728	84,728	—

	91,267	1,079,418	1,078,243	(1,175)

Insurance — 1.2%
ASR Nederland N.V. (Netherlands) (a)	24,315	538,907	538,704	(203)
CNP Assurances (France)	31,160	539,940	539,636	(304)
Hanover Insurance Group, Inc. (The)	4,120	313,903	313,903	—
Mapfre S.A. (Spain)	200,159	594,795	593,757	(1,038)
Power Corp. of Canada (Canada)	12,222	262,154	262,154	—
Reinsurance Group of America, Inc.	5,400	582,444	582,444	—
Swiss Life Holding AG (Switzerland) (a)	2,024	535,888	535,617	(271)
Validus Holdings Ltd. (Bermuda)	12,394	633,333	633,333	—

	291,794	4,001,364	3,999,548	(1,816)

Total Financials	425,991	6,891,543	6,887,900	(3,643)

Health Care — 2.1%
Health Care Equipment & Supplies — 0.2%
CR Bard, Inc.	2,557	554,051	554,051	—

Health Care Providers & Services — 1.1%
Aetna, Inc.	4,594	493,166	493,166	—
Chemed Corp.	3,857	545,457	545,457	—
Express Scripts Holding Co. (a)	5,765	388,561	388,561	—
Magellan Health, Inc. (a)	7,630	392,563	392,563	—
Owens & Minor, Inc.	12,823	416,106	416,106	—
Quest Diagnostics, Inc.	6,281	511,525	511,525	—
UnitedHealth Group, Inc.	3,787	535,217	535,217	—
Universal Health Services, Inc., Class B	4,511	544,523	544,523	—

	49,248	3,827,118	3,827,118	—

Life Sciences Tools & Services — 0.2%
Lonza Group AG (Switzerland) (a)	3,254	614,266	614,035	(231)

Pharmaceuticals — 0.6%
Johnson & Johnson	4,790	555,592	555,592	—
Merck KGaA (Germany)	5,085	522,816	523,399	583
Roche Holding AG (Switzerland)	1,878	436,691	436,476	(215)
STADA Arzneimittel AG (Germany)	10,892	545,285	546,218	933

	22,645	2,060,384	2,061,685	1,301

Total Health Care	77,704	7,055,819	7,056,889	1,070

Industrials — 3.5%
Aerospace & Defense — 0.3%
Huntington Ingalls Industries, Inc.	3,848	620,913	620,913	—
Meggitt plc (United Kingdom)	85,625	456,217	455,522	(695)

	89,473	1,077,130	1,076,435	(695)

Air Freight & Logistics — 0.1%
Royal Mail plc (United Kingdom)	81,752	491,316	490,471	(845)

Airlines — 0.2%
Alaska Air Group, Inc.	7,477	539,989	539,989	—

Building Products — 0.2%
Owens Corning	10,963	534,775	534,775	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	16,042	626,921	626,921	—
Deluxe Corp.	7,781	476,197	476,197	—
LSC Communications, Inc. (a)	3,950	95,748	95,748	—
RR Donnelley & Sons Co.	10,535	186,996	186,996	—
Tetra Tech, Inc.	16,330	627,889	627,889	—

	54,638	2,013,751	2,013,751	—

Construction & Engineering — 0.8%
ACS Actividades de Construccion y Servicios S.A. (Spain)	17,618	540,171	538,911	(1,260)
Comfort Systems USA, Inc.	16,315	470,688	470,688	—
Eiffage S.A. (France)	6,940	513,784	513,800	16
MasTec, Inc. (a)	17,467	498,683	498,683	—
Vinci S.A. (France)	7,118	515,553	515,482	(71)

	65,458	2,538,879	2,537,564	(1,315)

Electrical Equipment — 0.5%
Nexans S.A. (France) (a)	10,810	614,457	614,466	9
OSRAM Licht AG (Germany)	9,235	523,613	524,518	905
Prysmian S.p.A. (Italy)	21,564	536,641	536,245	(396)

	41,609	1,674,711	1,675,229	518

Machinery — 0.4%
Barnes Group, Inc.	13,111	522,342	522,342	—
Georg Fischer AG (Switzerland)	621	550,682	550,576	(106)
Wabash National Corp. (a)	36,559	411,289	411,289	—

	50,291	1,484,313	1,484,207	(106)

Professional Services — 0.1%
ManpowerGroup, Inc.	5,596	429,773	429,773	—

Transportation Infrastructure — 0.3%
Aena S.A. (Spain)	3,583	526,071	525,037	(1,034)
Flughafen Zuerich AG (Switzerland)	2,843	522,890	522,612	(278)

	6,426	1,048,961	1,047,649	(1,312)

Total Industrials	413,683	11,833,598	11,829,843	(3,755)

Information Technology — 3.2%
Communications Equipment — 0.1%
Cisco Systems, Inc.	12,504	383,623	383,623	—

Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	17,475	396,857	396,857	—
Methode Electronics, Inc.	13,416	418,579	418,579	—

	30,891	815,436	815,436	—

IT Services — 1.1%
Amdocs Ltd.	7,071	413,300	413,300	—
Atos SE (France)	4,464	463,671	463,244	(427)
CGI Group, Inc. (Canada), Class A (a)	8,940	424,638	424,638	—
Convergys Corp.	15,234	444,833	444,833	—
CSG Systems International, Inc.	9,064	344,704	344,704	—
NeuStar, Inc., Class A (a)	17,379	390,159	390,159	—
Science Applications International Corp.	6,083	419,180	419,180	—
Total System Services, Inc.	7,847	391,408	391,408	—
Western Union Co. (The)	20,236	406,137	406,137	—

	96,318	3,698,030	3,697,603	(427)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Semiconductors & Semiconductor Equipment — 1.1%
Advanced Energy Industries, Inc. (a)	9,224	439,985	439,985	—
ASM International N.V. (Netherlands)	13,750	586,555	586,513	(42)
BE Semiconductor Industries N.V. (Netherlands)	13,995	455,744	455,913	169
Intel Corp.	11,466	399,819	399,819	—
MaxLinear, Inc., Class A (a)	17,589	329,090	329,090	—
MKS Instruments, Inc.	8,646	436,191	436,191	—
Teradyne, Inc.	18,310	426,440	426,440	—
Tessera Technologies, Inc.	12,944	480,222	480,222	—

	105,924	3,554,046	3,554,173	127

Software — 0.6%
Mentor Graphics Corp.	20,054	579,561	579,561	—
Nexon Co., Ltd. (Japan)	21,800	372,099	371,102	(997)
Oracle Corp.	10,113	388,541	388,541	—
Software AG (Germany)	14,611	530,898	531,025	127

	66,578	1,871,099	1,870,229	(870)

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.	4,214	478,458	478,458	—

Total Information Technology	316,429	10,800,692	10,799,522	(1,170)

Materials — 1.8%
Chemicals — 0.5%
Dow Chemical Co. (The)	9,979	536,970	536,970	—
LyondellBasell Industries N.V., Class A	5,521	439,195	439,195	—
Trinseo S.A.	10,788	565,831	565,831	—

	26,288	1,541,996	1,541,996	—

Metals & Mining — 1.0%
APERAM S.A. (Luxembourg)	13,212	600,372	600,866	494
Aurubis AG (Germany)	9,199	478,554	479,603	1,049
Centamin plc (United Kingdom)	296,424	572,535	574,141	1,606
Kaiser Aluminum Corp.	6,558	475,389	475,389	—
OZ Minerals Ltd. (Australia)	133,450	680,153	681,843	1,690
Reliance Steel & Aluminum Co.	7,491	515,231	515,231	—

	466,334	3,322,234	3,327,073	4,839

Paper & Forest Products — 0.3%
Schweitzer-Mauduit International, Inc.	12,251	452,184	452,184	—
UPM-Kymmene OYJ (Finland)	27,153	631,913	631,621	(292)

	39,404	1,084,097	1,083,805	(292)

Total Materials	532,026	5,948,327	5,952,874	4,547

Real Estate — 0.4%
Real Estate Management & Development — 0.4%
BUWOG AG (Austria) (a)	19,447	469,975	470,030	55
Deutsche EuroShop AG (Germany)	11,283	487,386	487,654	268
Nexity S.A. (France)	9,812	492,725	492,646	(79)

Total Real Estate	40,542	1,450,086	1,450,330	244

Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.3%
Telefonica S.A. (Spain)	52,897	537,707	537,466	(241)
Verizon Communications, Inc.	9,584	460,990	460,990	—

	62,481	998,697	998,456	(241)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Wireless Telecommunication Services — 0.2%
Freenet AG (Germany)	18,323	525,078	525,304	226

Total Telecommunication Services	80,804	1,523,775	1,523,760	(15)

Utilities — 1.4%
Electric Utilities — 0.6%
EDP — Energias de Portugal S.A. (Portugal)	159,960	528,720	528,710	(10)
Endesa S.A. (Spain)	24,051	511,274	510,498	(776)
Entergy Corp.	6,538	481,720	481,720	—
Iberdrola S.A. (Spain)	76,798	523,450	522,645	(805)

	267,347	2,045,164	2,043,573	(1,591)

Gas Utilities — 0.2%
ONE Gas, Inc.	8,483	519,838	519,838	—

Multi-Utilities — 0.6%
A2A S.p.A. (Italy)	359,557	489,827	489,672	(155)
CenterPoint Energy, Inc.	24,777	564,916	564,916	—
E.ON SE (Germany)	72,311	529,619	529,957	338
National Grid plc (United Kingdom)	36,232	472,306	471,298	(1,008)

	492,877	2,056,668	2,055,843	(825)

Total Utilities	768,707	4,621,670	4,619,254	(2,416)

Right
Consumer Discretionary — 0.0% (g)
Media — 0.0% (g)
Informa plc (United Kingdom) (a)	13,142	36,515	37,182	667

Total Long Positions of Total Return Basket Swap	4,463,814	77,795,430	77,776,927	(18,503)

Short Positions

Common Stocks
Consumer Discretionary — 5.2%
Auto Components — 0.1%
NGK Spark Plug Co., Ltd. (Japan)	21,300	421,654	422,706	(1,052)

Hotels, Restaurants & Leisure — 1.7%
Accor S.A. (France)	10,446	396,590	396,388	202
Belmond Ltd. (United Kingdom), Class A (a)	37,119	480,691	480,691	—
Buffalo Wild Wings, Inc. (a)	3,257	474,382	474,382	—
Chipotle Mexican Grill, Inc. (a)	769	277,424	277,424	—
ClubCorp Holdings, Inc.	28,672	331,162	331,162	—
Domino’s Pizza Enterprises Ltd. (Australia)	9,130	446,229	444,777	1,452
Fiesta Restaurant Group, Inc. (a)	17,915	472,956	472,956	—
Merlin Entertainments plc (United Kingdom)	66,575	375,496	375,204	292
NH Hotel Group S.A. (Spain) (a)	95,810	423,331	422,746	585
Penn National Gaming, Inc. (a)	28,816	372,591	372,591	—
Resorttrust, Inc. (Japan)	17,000	340,584	339,801	783
Scientific Games Corp., Class A (a)	41,886	519,386	519,386	—
Whitbread plc (United Kingdom)	7,190	318,140	317,620	520
Wynn Resorts Ltd.	4,719	446,181	446,181	—

	369,304	5,675,143	5,671,309	3,834

Internet & Direct Marketing Retail — 0.6%
HSN, Inc.	8,682	327,311	327,311	—
Rakuten, Inc. (Japan)	38,000	439,354	438,089	1,265
TripAdvisor, Inc. (a)	6,157	397,003	397,003	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Internet & Direct Marketing Retail — continued
Yoox Net-A-Porter Group S.p.A. (Italy) (a)	15,510	446,084	446,160	(76)
Zalando SE (Germany) (a)	11,509	505,234	506,105	(871)

	79,858	2,114,986	2,114,668	318

Media — 0.8%
Altice N.V. (Netherlands), Class A (a)	24,977	460,631	460,677	(46)
Atresmedia Corp. de Medios de Comunicacion S.A. (Spain)	40,503	417,055	416,151	904
EW Scripps Co. (The), Class A (a)	28,282	375,019	375,019	—
Lions Gate Entertainment Corp.	20,146	410,173	410,173	—
Live Nation Entertainment, Inc. (a)	16,330	451,851	451,851	—
Telenet Group Holding N.V. (Belgium) (a)	9,217	493,402	493,492	(90)

	139,455	2,608,131	2,607,363	768

Multiline Retail — 0.6%
B&M European Value Retail S.A. (Luxembourg)	115,471	331,575	331,515	60
Isetan Mitsukoshi Holdings Ltd. (Japan)	47,800	484,062	483,090	972
Izumi Co., Ltd. (Japan)	11,400	528,311	526,863	1,448
Next plc (United Kingdom)	5,738	338,243	337,588	655
Ollie’s Bargain Outlet Holdings, Inc. (a)	16,839	460,547	460,547	—

	197,248	2,142,738	2,139,603	3,135

Specialty Retail — 0.4%
Dufry AG (Switzerland) (a)	3,912	475,979	475,924	55
Fast Retailing Co., Ltd. (Japan)	1,500	507,199	505,345	1,854
Restoration Hardware Holdings, Inc. (a)	13,468	390,168	390,168	—

	18,880	1,373,346	1,371,437	1,909

Textiles, Apparel & Luxury Goods — 1.0%
Asics Corp. (Japan)	19,700	421,163	420,384	779
Cie Financiere Richemont S.A. (Switzerland)	6,420	412,948	412,741	207
Crocs, Inc. (a)	36,638	281,746	281,746	—
G-III Apparel Group Ltd. (a)	9,777	255,375	255,375	—
Gildan Activewear, Inc. (Canada)	14,500	372,419	372,419	—
HUGO BOSS AG (Germany)	6,781	425,862	426,392	(530)
Kate Spade & Co. (a)	17,277	289,390	289,390	—
Luxottica Group S.p.A. (Italy)	8,019	399,210	399,286	(76)
Under Armour, Inc., Class A (a)	10,349	321,854	321,854	—

	129,461	3,179,967	3,179,587	380

Total Consumer Discretionary	955,506	17,515,965	17,506,673	9,292

Consumer Staples — 2.1%
Beverages — 0.2%
Anheuser-Busch InBev S.A./N.V. (Belgium)	3,243	372,198	372,198	—
Brown-Forman Corp., Class B	8,956	413,499	413,499	—

	12,199	785,697	785,697	—

Food & Staples Retailing — 0.5%
Cosmos Pharmaceutical Corp. (Japan)	2,100	457,967	456,986	981
Costco Wholesale Corp.	2,534	374,703	374,703	—
PriceSmart, Inc.	5,136	467,119	467,119	—
Tesco plc (United Kingdom) (a)	161,924	417,696	417,065	631

	171,694	1,717,485	1,715,873	1,612

Food Products — 0.6%
Barry Callebaut AG (Switzerland) (a)	331	412,098	412,202	(104)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Food Products — continued
Calbee, Inc. (Japan)	12,200	443,235	442,636	599
Kerry Group plc (Ireland), Class A	4,777	346,835	346,835	—
Kewpie Corp. (Japan)	13,300	378,569	377,730	839
Yakult Honsha Co., Ltd. (Japan)	10,200	476,590	475,558	1,032

	40,808	2,057,327	2,054,961	2,366

Household Products — 0.3%
Pigeon Corp. (Japan)	17,300	488,300	486,711	1,589
Unicharm Corp. (Japan)	19,000	452,670	451,805	865

	36,300	940,970	938,516	2,454

Personal Products — 0.4%
Beiersdorf AG (Germany)	4,469	393,449	393,986	(537)
Edgewell Personal Care Co. (a)	5,096	384,238	384,238	—
Kose Corp. (Japan)	5,100	466,377	465,279	1,098

	14,665	1,244,064	1,243,503	561

Tobacco — 0.1%
Vector Group Ltd.	22,216	465,203	465,203	—

Total Consumer Staples	297,882	7,210,746	7,203,753	6,993

Energy — 2.8%
Energy Equipment & Services — 0.2%
Saipem S.p.A. (Italy) (a)	885,879	364,677	364,285	392
Weatherford International plc (Switzerland) (a)	81,679	393,693	393,693	—

	967,558	758,370	757,978	392

Oil, Gas & Consumable Fuels — 2.6%
Anadarko Petroleum Corp.	7,330	435,695	435,695	—
Cheniere Energy, Inc. (a)	11,621	438,112	438,112	—
Cobalt International Energy, Inc. (a)	178,947	168,944	168,944	—
Concho Resources, Inc. (a)	3,919	497,478	497,478	—
Continental Resources, Inc. (a)	10,751	525,831	525,831	—
EQT Corp.	6,555	432,630	432,630	—
Gulfport Energy Corp. (a)	15,702	378,575	378,575	—
Kosmos Energy Ltd. (a)	81,313	423,641	423,641	—
Matador Resources Co. (a)	18,419	401,718	401,718	—
MEG Energy Corp. (Canada) (a)	87,661	357,493	357,493	—
Noble Energy, Inc.	12,559	432,909	432,909	—
PDC Energy, Inc. (a)	7,594	465,740	465,740	—
PrairieSky Royalty Ltd. (Canada)	22,640	492,365	492,365	—
Rice Energy, Inc. (a)	16,610	366,915	366,915	—
RSP Permian, Inc. (a)	13,704	494,714	494,714	—
Seven Generations Energy Ltd. (Canada), Class A (a)	22,400	477,626	477,626	—
SM Energy Co.	11,566	388,965	388,965	—
Synergy Resources Corp. (a)	65,935	450,995	450,995	—
Tourmaline Oil Corp. (Canada) (a)	5,320	139,415	139,415	—
Tullow Oil plc (United Kingdom) (a)	136,574	442,491	440,961	1,530
WPX Energy, Inc. (a)	43,793	475,592	475,592	—

	780,913	8,687,844	8,686,314	1,530

Total Energy	1,748,471	9,446,214	9,444,292	1,922

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Financials — 2.8%
Banks — 0.6%
Banco Espirito Santo S.A. (Portugal) (a)	35,937	(19)	—	(19)
Bank of Ireland (Ireland) (a)	2,054,485	439,786	439,770	16
Bank of Kyoto Ltd. (The) (Japan)	65,000	477,877	476,665	1,212
Royal Bank of Scotland Group plc (United Kingdom) (a)	137,970	319,343	318,836	507
Seven Bank Ltd. (Japan)	136,400	420,113	419,319	794
Standard Chartered plc (United Kingdom) (a)	51,531	449,023	448,109	914

	2,481,323	2,106,123	2,102,699	3,424

Capital Markets — 1.0%
CBOE Holdings, Inc.	4,149	262,258	262,258	—
Charles Schwab Corp. (The)	14,132	447,984	447,984	—
Financial Engines, Inc.	14,028	387,874	387,874	—
Julius Baer Group Ltd. (Switzerland) (a)	10,842	439,466	438,902	564
Moody’s Corp.	4,908	493,352	493,352	—
Schroders plc (United Kingdom)	12,436	429,099	428,045	1,054
Stifel Financial Corp. (a)	11,216	438,994	438,994	—
TD Ameritrade Holding Corp.	13,984	478,393	478,393	—

	85,695	3,377,420	3,375,802	1,618

Consumer Finance — 0.2%
Aiful Corp. (Japan) (a)	135,200	412,549	411,211	1,338
LendingClub Corp. (a)	71,968	354,802	354,802	—

	207,168	767,351	766,013	1,338

Diversified Financial Services — 0.6%
Ackermans & van Haaren N.V. (Belgium)	3,472	482,331	481,914	417
ECN Capital Corp. (Canada) (a)	40,395	88,241	88,241	—
Element Fleet Management Corp. (Canada)	40,395	393,620	393,620	—
Onex Corp. (Canada)	6,942	449,033	449,033	—
Wendel S.A. (France)	3,938	453,044	453,050	(6)

	95,142	1,866,269	1,865,858	411

Insurance — 0.3%
Japan Post Holdings Co., Ltd. (Japan)	38,600	492,484	491,347	1,137
St. James’s Place plc (United Kingdom)	40,765	471,521	470,787	734

	79,365	964,005	962,134	1,871

Thrifts & Mortgage Finance — 0.1%
PHH Corp. (a)	31,891	463,057	463,057	—

Total Financials	2,980,584	9,544,225	9,535,563	8,662

Health Care — 2.1%
Health Care Equipment & Supplies — 1.1%
Asahi Intecc Co., Ltd. (Japan)	9,400	407,839	407,100	739
DexCom, Inc. (a)	4,808	376,178	376,178	—
Endologix, Inc. (a)	30,116	315,013	315,013	—
Insulet Corp. (a)	10,249	380,443	380,443	—
Neogen Corp. (a)	8,534	449,656	449,656	—
NxStage Medical, Inc. (a)	19,775	449,684	449,684	—
Olympus Corp. (Japan)	12,400	443,406	442,005	1,401
Wright Medical Group N.V. (Netherlands) (a)	21,517	471,437	471,437	—
Zeltiq Aesthetics, Inc. (a)	12,737	421,595	421,595	—

	129,536	3,715,251	3,713,111	2,140

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	35

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Health Care Providers & Services — 0.2%
Diplomat Pharmacy, Inc. (a)	12,075	279,778	279,778	—
Healthscope Ltd. (Australia)	221,778	372,842	372,029	813

	233,853	652,620	651,807	813

Health Care Technology — 0.1%
Medidata Solutions, Inc. (a)	4,153	199,302	199,302	—

Life Sciences Tools & Services — 0.1%
MorphoSys AG (Germany) (a)	8,841	391,411	392,601	(1,190)

Pharmaceuticals — 0.6%
Cempra, Inc. (a)	17,127	310,427	310,427	—
Medicines Co. (The) (a)	11,096	365,613	365,613	—
Nektar Therapeutics (a)	25,415	315,146	315,146	—
Pacira Pharmaceuticals, Inc. (a)	11,255	357,909	357,909	—
Takeda Pharmaceutical Co., Ltd. (Japan)	10,600	475,064	474,084	980
TherapeuticsMD, Inc. (a)	50,459	289,635	289,635	—

	125,952	2,113,794	2,112,814	980

Total Health Care	502,335	7,072,378	7,069,635	2,743

Industrials — 5.5%
Aerospace & Defense — 0.9%
Airbus Group SE (France)	6,848	407,067	406,634	433
Bombardier, Inc. (Canada), Class B (a)	360,944	478,998	478,998	—
Hexcel Corp.	10,087	458,858	458,858	—
Leonardo-Finmeccanica S.p.A. (Italy) (a)	38,524	469,416	469,085	331
Rolls-Royce Holdings plc (United Kingdom) (a)	2,108,778	2,581	2,581	—
Rolls-Royce Holdings plc (United Kingdom), Class C (a)	136,814	167	167	—
Rolls-Royce Holdings plc (United Kingdom) (a)	45,843	407,653	406,931	722
TASER International, Inc. (a)	13,003	291,007	291,007	—
Zodiac Aerospace (France)	22,790	554,643	553,847	796

	2,743,631	3,070,390	3,068,108	2,282

Air Freight & Logistics — 0.1%
Yamato Holdings Co., Ltd. (Japan)	18,500	422,499	421,487	1,012

Airlines — 0.1%
Spirit Airlines, Inc. (a)	9,599	460,080	460,080	—

Building Products — 0.4%
Advanced Drainage Systems, Inc.	16,006	305,715	305,715	—
Armstrong World Industries, Inc. (a)	9,971	373,913	373,913	—
Nippon Sheet Glass Co., Ltd. (Japan) (a)	56,900	463,902	462,159	1,743

	82,877	1,143,530	1,141,787	1,743

Commercial Services & Supplies — 0.6%
Bilfinger SE (Germany) (a)	14,428	508,331	508,067	264
Brambles Ltd. (Australia)	52,653	461,813	460,993	820
Covanta Holding Corp.	28,580	428,700	428,700	—
G4S plc (United Kingdom)	153,347	412,933	411,909	1,024
Stericycle, Inc. (a)	3,755	300,738	300,738	—

	252,763	2,112,515	2,110,407	2,108

Construction & Engineering — 0.1%
Balfour Beatty plc (United Kingdom)	31,422	104,228	104,180	48
OCI N.V. (Netherlands) (a)	24,209	336,179	336,032	147

	55,631	440,407	440,212	195

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Electrical Equipment — 0.4%
Mabuchi Motor Co., Ltd. (Japan)	9,600	559,321	558,054	1,267
Nidec Corp. (Japan)	4,900	475,188	474,124	1,064
Sensata Technologies Holding N.V. (a)	11,098	396,532	396,532	—

	25,598	1,431,041	1,428,710	2,331

Machinery — 0.8%
Alstom S.A. (France) (a)	17,378	466,807	466,976	(169)
Deere & Co.	5,507	486,268	486,268	—
Flowserve Corp.	9,928	420,451	420,451	—
Konecranes OYJ (Finland)	12,826	437,176	436,884	292
OC Oerlikon Corp. AG (Switzerland) (a)	43,048	405,009	404,693	316
Proto Labs, Inc. (a)	5,719	255,639	255,639	—

	94,406	2,471,350	2,470,911	439

Road & Rail — 1.0%
Genesee & Wyoming, Inc., Class A (a)	7,032	477,754	477,754	—
Heartland Express, Inc.	26,450	486,680	486,680	—
Hertz Global Holdings, Inc. (a)	10,213	338,541	338,541	—
Kansas City Southern	4,725	414,666	414,666	—
Keio Corp. (Japan)	45,000	373,320	372,452	868
Knight Transportation, Inc.	14,653	428,600	428,600	—
Odakyu Electric Railway Co., Ltd. (Japan)	18,000	368,170	367,268	902
Old Dominion Freight Line, Inc. (a)	5,928	442,703	442,703	—

	132,001	3,330,434	3,328,664	1,770

Trading Companies & Distributors — 0.4%
Ashtead Group plc (United Kingdom)	26,823	419,584	417,943	1,641
Brenntag AG (Germany)	8,564	457,788	457,833	(45)
Herc Holdings, Inc. (a)	3,404	102,431	102,431	—
MISUMI Group, Inc. (Japan)	23,600	431,403	430,415	988

	62,391	1,411,206	1,408,622	2,584

Transportation Infrastructure — 0.7%
Abertis Infraestructuras S.A. (Spain)	34,127	506,686	505,851	835
Groupe Eurotunnel SE (France)	37,649	352,579	352,370	209
Macquarie Infrastructure Corp.	6,352	519,657	519,657	—
Mitsubishi Logistics Corp. (Japan)	29,000	393,783	392,557	1,226
Qube Holdings Ltd. (Australia)	238,453	404,503	403,676	827

	345,581	2,177,208	2,174,111	3,097

Total Industrials	3,822,978	18,470,660	18,453,099	17,561

Information Technology — 3.8%
Communications Equipment — 0.3%
Nokia OYJ (Finland)	56,159	250,786	250,725	61
Palo Alto Networks, Inc. (a)	2,396	368,577	368,577	—
ViaSat, Inc. (a)	4,652	328,710	328,710	—

	63,207	948,073	948,012	61

Electronic Equipment, Instruments & Components — 0.5%
Hamamatsu Photonics KK (Japan)	12,700	385,105	384,283	822
Japan Display, Inc. (Japan)	233,300	460,504	459,304	1,200
Topcon Corp. (Japan)	32,400	485,367	488,854	(3,487)
Zebra Technologies Corp., Class A (a)	5,565	366,400	366,400	—

	283,965	1,697,376	1,698,841	(1,465)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	37

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Internet Software & Services — 0.7%
2U, Inc. (a)	10,054	350,482	350,482	—
Benefitfocus, Inc. (a)	6,816	221,520	221,520	—
CoStar Group, Inc. (a)	1,376	257,477	257,477	—
Envestnet, Inc. (a)	8,993	317,903	317,903	—
GMO internet, Inc. (Japan)	31,400	420,682	419,169	1,513
New Relic, Inc. (a)	10,155	370,150	370,150	—
Pandora Media, Inc. (a)	26,645	301,888	301,888	—
Yelp, Inc. (a)	9,639	314,810	314,810	—

	105,078	2,554,912	2,553,399	1,513

IT Services — 0.3%
EPAM Systems, Inc. (a)	4,243	273,122	273,122	—
InterXion Holding N.V. (Netherlands) (a)	8,440	314,221	314,221	—
Worldpay Group plc (United Kingdom)	91,306	318,289	317,328	961

	103,989	905,632	904,671	961

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc. (a)	42,342	306,133	306,133	—
Veeco Instruments, Inc. (a)	17,853	387,410	387,410	—

	60,195	693,543	693,543	—

Software — 1.5%
Autodesk, Inc. (a)	5,863	423,778	423,778	—
Barracuda Networks, Inc. (a)	13,734	320,277	320,277	—
FireEye, Inc. (a)	19,000	220,780	220,780	—
Globant S.A. (Luxembourg) (a)	8,103	352,481	352,481	—
HubSpot, Inc. (a)	5,593	293,353	293,353	—
Imperva, Inc. (a)	6,397	236,049	236,049	—
Mobileye N.V. (Israel) (a)	6,225	231,446	231,446	—
Nintendo Co., Ltd. (Japan)	1,000	242,586	241,060	1,526
Proofpoint, Inc. (a)	4,782	374,813	374,813	—
PTC, Inc. (a)	8,892	421,836	421,836	—
RingCentral, Inc., Class A (a)	16,072	332,690	332,690	—
ServiceNow, Inc. (a)	5,065	445,264	445,264	—
Splunk, Inc. (a)	5,520	332,249	332,249	—
Tableau Software, Inc., Class A (a)	5,265	252,983	252,983	—
Workday, Inc., Class A (a)	3,690	319,849	319,849	—
Zendesk, Inc. (a)	11,256	295,920	295,920	—

	126,457	5,096,354	5,094,828	1,526

Technology Hardware, Storage & Peripherals — 0.3%
Nimble Storage, Inc. (a)	34,829	265,745	265,745	—
Pure Storage, Inc., Class A (a)	37,729	465,576	465,576	—
Stratasys Ltd. (a)	14,131	270,185	270,185	—

	86,689	1,001,506	1,001,506	—

Total Information Technology	829,580	12,897,396	12,894,800	2,596

Materials — 3.0%
Chemicals — 1.2%
Axalta Coating Systems Ltd. (Bermuda) (a)	15,100	379,312	379,312	—
FMC Corp.	8,702	408,037	408,037	—
K+S AG (Germany)	19,824	401,070	401,431	(361)
Methanex Corp. (Canada)	13,756	499,966	499,966	—
Nippon Kayaku Co., Ltd. (Japan)	43,000	496,548	495,489	1,059

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Chemicals — continued
Potash Corp of Saskatchewan, Inc. (Canada)	25,969	422,265	422,265	—
Tokyo Ohka Kogyo Co., Ltd. (Japan)	14,300	508,620	506,765	1,855
Victrex plc (United Kingdom)	23,414	501,815	501,388	427
WR Grace & Co.	5,376	359,977	359,977	—

	169,441	3,977,610	3,974,630	2,980

Construction Materials — 0.1%
Summit Materials, Inc., Class A (a)	21,900	410,406	410,406	—

Containers & Packaging — 0.2%
Amcor Ltd. (Australia)	37,919	424,021	423,239	782

Metals & Mining — 1.4%
Acerinox S.A. (Spain)	38,305	471,793	471,374	419
Antofagasta plc (Chile)	57,832	384,370	384,644	(274)
First Quantum Minerals Ltd. (Canada)	55,823	530,221	530,221	—
Franco-Nevada Corp. (Canada)	5,646	369,539	369,539	—
Fresnillo plc (Mexico)	19,643	394,306	395,201	(895)
Hecla Mining Co.	85,160	510,108	510,108	—
Independence Group NL (Australia)	58,330	188,579	188,579	—
Kobe Steel Ltd. (Japan) (a)	50,300	416,329	415,092	1,237
Outokumpu OYJ (Finland) (a)	76,636	534,207	534,273	(66)
Stillwater Mining Co. (a)	31,595	420,845	420,845	—
thyssenkrupp AG (Germany)	20,024	463,587	464,619	(1,032)

	499,294	4,683,884	4,684,495	(611)

Paper & Forest Products — 0.1%
West Fraser Timber Co., Ltd. (Canada)	13,224	452,730	452,730	—

Total Materials	741,778	9,948,651	9,945,500	3,151

Real Estate — 0.3%
Real Estate Management & Development — 0.3%
Capital & Counties Properties plc (United Kingdom)	91,190	321,790	321,566	224
Mitsui Fudosan Co., Ltd. (Japan)	18,000	410,308	409,930	378
Realogy Holdings Corp.	12,210	279,487	279,487	—

Total Real Estate	121,400	1,011,585	1,010,983	602

Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.7%
Euskaltel S.A. (Spain) (a)	46,853	472,154	471,459	695
Iliad S.A. (France)	1,728	362,500	362,249	251
Inmarsat plc (United Kingdom)	32,895	282,448	282,175	273
SFR Group S.A. (France)	14,157	381,372	381,551	(179)
Telecom Italia S.p.A (Italy) (a)	458,657	398,010	398,708	(698)
Zayo Group Holdings, Inc. (a)	14,493	466,385	466,385	—

	568,783	2,362,869	2,362,527	342

Wireless Telecommunication Services — 0.3%
SoftBank Group Corp. (Japan)	6,900	434,383	434,569	(186)
Sprint Corp. (a)	67,942	418,523	418,523	—

	74,842	852,906	853,092	(186)

Total Telecommunication Services	643,625	3,215,775	3,215,619	156

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	39

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Utilities — 1.4%
Electric Utilities — 0.4%
Chugoku Electric Power Co., Inc. (The) (Japan)	37,500	439,115	438,803	312
Hokkaido Electric Power Co., Inc. (Japan)	52,400	399,233	398,508	725
Hokuriku Electric Power Co. (Japan)	34,700	394,747	394,140	607

	124,600	1,233,095	1,231,451	1,644

Independent Power & Renewable Electricity Producers — 0.2%
Calpine Corp. (a)	29,065	345,874	345,874	—
Pattern Energy Group, Inc.	17,255	385,649	385,649	—

	46,320	731,523	731,523	—

Multi-Utilities — 0.4%
Canadian Utilities Ltd. (Canada), Class A	15,796	451,398	451,398	—
Dominion Resources, Inc.	5,869	441,349	441,349	—
Sempra Energy	4,216	451,534	451,534	—

	25,881	1,344,281	1,344,281	—

Water Utilities — 0.4%
American States Water Co.	11,202	447,856	447,856	—
Pennon Group plc (United Kingdom)	38,695	395,241	394,911	330
United Utilities Group plc (United Kingdom)	34,137	392,767	392,400	367

	84,034	1,235,864	1,235,167	697

Total Utilities	280,835	4,544,763	4,542,422	2,341

Total Short Positions of Total Return Basket Swap	12,924,974	100,878,358	100,822,339	56,019

Total of Long and Short Positions of Total Return Basket Swap	8,461,160	(23,082,928)	(23,045,412)	37,516

Outstanding swap contract, at value				$37,516

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS:

(1)	Notional value represents the market value (including any fees or commissions) of the long and short positions as of the reset date.
(2)	Current value represents market value as of October 31, 2016 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(3)	Value represents the unrealized gain(loss) of the positions subsequent to the swap reset.
(a)	Non-income producing security.
(g)	Amount rounds to less than 0.05%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2016

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$218,705,828
Investments in affiliates, at value	105,894,211

Total investment securities, at value	324,600,039
Restricted cash	900,000
Cash	5,561,954
Foreign currency, at value	1,150,854
Deposits at broker for futures contracts	6,975,000
Receivables:
Investment securities sold	2,312,797
Fund shares sold	621,231
Interest and dividends from non-affiliates	400,112
Dividends from affiliates	26,317
Tax reclaims	39,855
Unrealized appreciation on forward foreign currency exchange contracts	1,313,079
Outstanding swap contracts, at value	57,812
Due from counterparty for swap contracts	1,959,049

Total Assets	345,918,099

LIABILITIES:
Payables:
Investment securities purchased	8,181,075
Due to broker	900,000
Fund shares redeemed	220,832
Variation margin on futures contracts	96,766
Unrealized depreciation on forward foreign currency exchange contracts	207,305
Outstanding swap contracts, at value	9,541
Accrued liabilities:
Investment advisory fees	140,945
Administration fees	3,454
Distribution fees	9,511
Shareholder servicing fees	11,496
Custodian and accounting fees	29,884
Trustees’ and Chief Compliance Officer’s fees	11,543
Other	233,264

Total Liabilities	10,055,616

Net Assets	$335,862,483

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	41

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016 (continued)

Systematic Alpha Fund
NET ASSETS:
Paid-in-Capital	$337,733,242
Accumulated undistributed (distributions in excess of) net investment income	(6,080,342)
Accumulated net realized gains (losses)	(842,989)
Net unrealized appreciation (depreciation)	5,052,572

Total Net Assets	$335,862,483

Net Assets:
Class A	$43,075,837
Class C	764,511
Class R6	259,015,933
Select Class	33,006,202

Total	$335,862,483

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,900,143
Class C	52,260
Class R6	17,122,693
Select Class	2,162,970

Net Asset Value (a):
Class A — Redemption price per share	$14.85
Class C — Offering price per share (b)	14.63
Class R6 — Offering and redemption price per share	15.13
Select Class — Offering and redemption price per share	15.26
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.55

Cost of investments in non-affiliates	$215,885,923
Cost of investments in affiliates	105,894,211
Cost of foreign currency	1,140,214

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2016

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,624,133
Dividend income from affiliates	293,583
Interest income from non-affiliates	716,857
Interest income from affiliates	2,730
Foreign taxes withheld	(88,397)

Total investment income	4,548,906

EXPENSES:
Investment advisory fees	2,782,053
Administration fees	311,717
Distribution fees:
Class A	110,689
Class C	5,374
Shareholder servicing fees:
Class A	110,689
Class C	1,792
Select Class	81,574
Custodian and accounting fees	222,081
Interest expense to affiliates	2,470
Professional fees	189,526
Trustees’ and Chief Compliance Officer’s fees	37,015
Printing and mailing costs	36,494
Registration and filing fees	73,535
Transfer agency fees (See Note 2.F.)	6,471
Sub-transfer agency fees (See Note 2.F.)	26,222
Other	17,219

Total expenses	4,014,921

Less fees waived	(1,448,028)
Less earnings credits	(271)
Less expense reimbursements	(357)

Net expenses	2,566,265

Net investment income (loss)	1,982,641

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,863,221
Futures	(5,237,392)
Foreign currency transactions	796,660
Swaps	(7,346,593)

Net realized gain (loss)	(7,924,104)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,316,067
Futures	2,247,096
Foreign currency translations	345,078
Swaps	48,271

Change in net unrealized appreciation/depreciation	4,956,512

Net realized/unrealized gains (losses)	(2,967,592)

Change in net assets resulting from operations	$(984,951)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	43

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Systematic Alpha Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,982,641	$581,513
Net realized gain (loss)	(7,924,104)	7,058,593
Change in net unrealized appreciation/depreciation	4,956,512	(802,491)

Change in net assets resulting from operations	(984,951)	6,837,615

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(988,643)	(602,143)
From net realized gains	—	(84,343)
Class C
From net investment income	(13,623)	(501)
From net realized gains	—	(75)
Class R6
From net investment income	(6,365,412)	—
From net realized gains	—	(75)
Select Class
From net investment income	—	(2,421,131)
From net realized gains	—	(275,840)

Total distributions to shareholders	(7,367,678)	(3,384,108)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	23,949,299	123,857,479

NET ASSETS:
Change in net assets	15,596,670	127,310,986
Beginning of period	320,265,813	192,954,827

End of period	$335,862,483	$320,265,813

Accumulated undistributed (distributed in excess of) net investment income	$(6,080,342)	$5,189,660

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2016

	Systematic Alpha Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$34,490,135	$19,065,321
Distributions reinvested	988,643	301,494
Cost of shares redeemed	(39,177,739)	(33,011,158)

Change in net assets resulting from Class A capital transactions	$(3,698,961)	$(13,644,343)

Class C
Proceeds from shares issued	$587,296	$427,538
Distributions reinvested	13,623	576
Cost of shares redeemed	(269,858)	(33,402)

Change in net assets resulting from Class C capital transactions	$331,061	$394,712

Class R6
Proceeds from shares issued	$271,927,080	$13,391,975
Distributions reinvested	6,365,412	75
Cost of shares redeemed	(22,368,464)	(3,998,172)

Change in net assets resulting from Class R6 capital transactions	$255,924,028	$9,393,878

Select Class
Proceeds from shares issued	$39,913,331	$141,739,914
Distributions reinvested	—	2,658,018
Cost of shares redeemed	(268,520,160)	(16,684,700)

Change in net assets resulting from Select Class capital transactions	$(228,606,829)	$127,713,232

Total change in net assets resulting from capital transactions	$23,949,299	$123,857,479

SHARE TRANSACTIONS:
Class A
Issued	2,319,369	1,268,908
Reinvested	66,219	20,021
Redeemed	(2,633,244)	(2,202,664)

Change in Class A Shares	(247,656)	(913,735)

Class C
Issued	39,656	28,857
Reinvested	922	38
Redeemed	(18,540)	(2,248)

Change in Class C Shares	22,038	26,647

Class R6
Issued	17,544,824	886,788
Reinvested	420,437	5
Redeemed	(1,470,170)	(262,792)

Change in Class R6 Shares	16,495,091	624,001

Select Class
Issued	2,616,027	9,381,975
Reinvested	—	176,444
Redeemed	(17,537,819)	(1,114,350)

Change in Select Class Shares	(14,921,792)	8,444,069

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	45

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Systematic Alpha Fund
Class A
Year Ended October 31, 2016	$15.27	$0.03	(f)	$(0.14)	$(0.11)	$(0.31	)(g)	$—	$(0.31)
Year Ended October 31, 2015	15.16	(0.01	)(f)	0.29	0.28	(0.15)		(0.02)	(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(f)(h)	0.79	0.68	(1.12)		—	(1.12)
February 12, 2013 (j) through October 31, 2013	15.00	0.03		0.57	0.60	—		—	—

Class C
Year Ended October 31, 2016	15.14	(0.04	)(f)	(0.14)	(0.18)	(0.33	)(g)	—	(0.33)
Year Ended October 31, 2015	15.10	(0.07	)(f)	0.27	0.20	(0.14)		(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(f)(h)	0.72	0.60	(1.05)		—	(1.05)
February 12, 2013 (j) through October 31, 2013	15.00	(0.02)		0.57	0.55	—		—	—

Class R6
Year Ended October 31, 2016	15.56	0.11	(f)	(0.15)	(0.04)	(0.39	)(g)	—	(0.39)
Year Ended October 31, 2015	15.21	0.09	(f)	0.28	0.37	—		(0.02)	(0.02)
Year Ended October 31, 2014	15.64	0.01	(f)(h)	0.73	0.74	(1.17)		—	(1.17)
February 12, 2013 (j) through October 31, 2013	15.00	0.07		0.57	0.64	—		—	—

Select Class
Year Ended October 31, 2016	15.33	0.06	(f)	(0.13)	(0.07)	—	(g)	—	—
Year Ended October 31, 2015	15.19	0.04	(f)	0.28	0.32	(0.16)		(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(f)(h)	0.76	0.71	(1.15)		—	(1.15)
February 12, 2013 (j) through October 31, 2013	15.00	0.06		0.57	0.63	—		—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Distributions of Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(j)	Commencement of operations.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$14.85	(0.74)%	$43,075,837	1.18%		0.18%		1.66%		151%
15.27	1.87	48,072,671	1.16		(0.05)		1.69		164
15.16	4.68	61,579,047	1.24		(0.71	)(h)	1.66	(i)	113
15.60	4.00	52,013	1.30	(k)	0.28	(k)	6.93	(k)	112

14.63	(1.23)	764,511	1.69		(0.29)		2.26		151
15.14	1.34	457,517	1.62		(0.50)		2.26		164
15.10	4.16	53,974	1.77		(0.80	)(h)	5.85	(i)	113
15.55	3.67	51,827	1.80	(k)	(0.22	)(k)	7.43	(k)	112

15.13	(0.25)	259,015,933	0.69		0.70		1.12		151
15.56	2.44	9,762,583	0.64		0.59		1.10		164
15.21	5.08	54,788	0.88		0.09	(h)	4.84	(i)	113
15.64	4.27	52,144	0.95	(k)	0.63	(k)	6.44	(k)	112

15.26	(0.46)	33,006,202	0.94		0.42		1.40		151
15.33	2.11	261,973,042	0.90		0.24		1.35		164
15.19	4.91	131,267,018	1.00		(0.31	)(h)	2.97	(i)	113
15.63	4.20	10,264,916	1.05	(k)	0.54	(k)	6.68	(k)	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Systematic Alpha Fund	Class A, Class C, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s administrator under the Administration Agreement.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of October 31, 2016, net assets of the Fund were $335,862,483 of which $40,749,649, or approximately 12.1% represented the Subsidiary’s net assets. The net realized loss in the Subsidiary amounted to $(376,829). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$22,392,315	$4,457,288	$—	$26,849,603
Consumer Staples	13,689,841	3,416,741	—	17,106,582
Energy	5,972,551	1,711,720	—	7,684,271
Financials	17,636,592	2,177,568	—	19,814,160
Health Care	12,870,342	1,993,324	—	14,863,666
Industrials	19,216,908	6,522,158	—	25,739,066
Information Technology	41,951,006	3,095,248	—	45,046,254
Materials	11,724,330	10,771,876	—	22,496,206
Real Estate	—	515,592	—	515,592
Telecommunication Services	—	1,011,430	—	1,011,430
Utilities	4,107,543	1,165,683	—	5,273,226

Total Common Stocks	149,561,428	36,838,628	—	186,400,056

Preferred Stocks
Consumer Staples	483,923	—	—	483,923
Energy	1,313,477	—	—	1,313,477
Financials	911,729	—	—	911,729
Health Care	1,051,646	—	—	1,051,646
Materials	207,524	—	—	207,524
Real Estate	293,503	—	—	293,503
Telecommunication Services	1,295,188	—	—	1,295,188
Utilities	1,092,432	—	—	1,092,432

Total Preferred Stocks	6,649,422	—	—	6,649,422

OCTOBER 31, 2016	J.P. MORGAN FUNDS	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Convertible Bonds
Consumer Discretionary	$426,257	$2,497,463	$—	$2,923,720
Energy	—	508,470	—	508,470
Financials	—	1,900,597	—	1,900,597
Health Care	—	6,311,522	—	6,311,522
Industrials	—	517,603	—	517,603
Information Technology	—	11,177,136	—	11,177,136
Materials	—	935,473	—	935,473
Real Estate	—	623,058	—	623,058
Utilities	—	750,420	—	750,420

Total Convertible Bonds	426,257	25,221,742	—	25,647,999

Rights
Health Care	—	—	—	—
Telecommunication Services	—	—	8,351	8,351

Total Rights	$—	$—	$8,351	$8,351

Short-Term Investment
Investment Company	105,894,211	—	—	105,894,211

Total Investments in Securities	$262,531,318	$62,060,370	$8,351	$324,600,039

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,313,079	$—	$1,313,079
Futures Contracts	2,809,831	64,243	—	2,874,074
Swaps	—	57,812	—	57,812

Total Appreciation in Other Financial Instruments	$2,809,831	$1,435,134	$—	$4,244,965

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(207,305)	$—	$(207,305)
Futures Contracts	(1,773,708)	(14,782)	—	(1,788,490)
Swaps	—	(9,541)	—	(9,541)

Total Depreciation in Other Financial Instruments	$(1,773,708)	$(231,628)	$—	$(2,005,336)

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no significant transfers among any levels during the year ended October 31, 2016.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

50	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury and commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of October 31, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Total Return Basket Swaps — The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and

OCTOBER 31, 2016	J.P. MORGAN FUNDS	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the monthly reset. During a reset, any unrealized gains (losses) on positions, accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty for swap contract on the CSAL and as net realized gain (loss) on transactions from swaps on the CSOP.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted or received by the Fund is reported on the CSAL as Restricted cash.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

The total return basket swaps contracts are subject to master netting arrangements.

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$789,511	$—	$—	$789,511
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,320,433	—	57,812	1,378,245
Foreign exchange contracts	Receivables		1,313,079	—	1,313,079
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	764,130	—	—	764,130

Total		$2,874,074	$1,313,079	$57,812	$4,244,965

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,316,218)	$—	$—	$(1,316,218)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(25,902)	—	(9,541)	(35,443)
Foreign exchange contracts	Payables		(207,305)	—	(207,305)
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	(446,370)	—	—	(446,370)

Total		$(1,788,490)	$(207,305)	$(9,541)	$(2,005,336)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2016:

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America N.A.	$20,296	$—	$—	$20,296
Citibank, N.A.	385,410	(74,178)	—	311,232
Goldman Sachs International	165,556	—	—	165,556
HSBC Bank, N.A.	264,971	—	—	264,971
Merrill Lynch International	26,584	(26,584)	—	—
Royal Bank of Scotland	849	—	—	849
Standard Chartered Bank	378,297	(19,394)	—	358,903
State Street Corp.	91,412	(54,451)	—	36,961
Union Bank of Switzerland AG	37,516	(9,541)	—	27,975

	$1,370,891	$(184,148)	$—	$1,186,743

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Citibank, N.A.	$74,178	$(74,178)	$—	$—
Merrill Lynch International	58,497	(26,584)	—	31,913
Royal Bank of Canada	785	—	—	785
Standard Chartered Bank	19,394	(19,394)	—	—
State Street Corp.	54,451	(54,451)	—	—
Union Bank of Switzerland AG	9,541	(9,541)	—	—

	$216,846	$(184,148)	$—	$32,698

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.

The following tables present the effect of derivatives on the CSOP for the year ended October 31, 2016, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$2,363,439	$—	$—	$2,363,439
Equity contracts	(7,156,049)	—	(7,346,593)	(14,502,642)
Foreign exchange contracts	—	530,856	—	530,856
Commodity contracts	(444,782)	—	—	(444,782)

Total	$(5,237,392)	$530,856	$(7,346,593)	$(12,053,129)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(243,821)	$—	$—	$(243,821)
Equity contracts	2,888,666	—	48,271	2,936,937
Foreign exchange contracts	—	358,363	—	358,363
Commodity contracts	(397,749)	—	—	(397,749)

Total	$2,247,096	$358,363	$48,271	$2,653,730

OCTOBER 31, 2016	J.P. MORGAN FUNDS	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The Fund’s derivatives contracts held at October 31, 2016 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2016. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$16,875,329
Average Notional Balance Short	19,229,034
Ending Notional Balance Long	19,759,324
Ending Notional Balance Short	21,366,269

Equity
Average Notional Balance Long	$971,910
Average Notional Balance Short	49,263,486
Ending Notional Balance Long	3,160,819
Ending Notional Balance Short	50,634,118

Interest
Average Notional Balance Long	$124,610,896
Average Notional Balance Short	59,328,608
Ending Notional Balance Long	120,066,219
Ending Notional Balance Short	59,355,509

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$41,193,740
Average Settlement Value Sold	82,948,569
Ending Settlement Value Purchased	53,336,443
Ending Settlement Value Sold	100,982,037

Total Return Basket Swaps:
Average Notional Balance Long	$159,183,716
Average Notional Balance Short	177,094,544
Ending Notional Balance Long	125,686,519
Ending Notional Balance Short	165,834,829

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended October 31, 2016 are as follows:

	Class A	Class C	Class R6	Select Class	Total
Transfer agency fees	$2,343	$503	$1,552	$2,073	$6,471
Sub-transfer agency fees	15,647	506	—	10,069	26,222

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions and has determined that as of October 31, 2016, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(1,409,966)	$(5,884,965)	$7,294,931

The reclassifications for the Fund relate primarily to foreign currency gains or losses, investments in contingent payment debt instruments, investments in swap contracts and investment in the Subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following:

Front-End Sales Charge	CDSC
$117	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.75%	1.00%

The expense limitation agreement was in effect for the year ended October 31, 2016, and is in place until at least February 28, 2017.

For the year ended October 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$938,491	$269,928	$30,723	$1,239,142	$357

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016 the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2016 was $208,886.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended October 31, 2016, the Fund incurred $465 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$361,827,269	$319,057,539

During the year ended October 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$327,306,941	$13,635,787	$11,365,780	$2,270,007

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in contingent payment debt instruments and investment in the Subsidiary.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its Subsidiary of $(2,135,638), which, if realized, is not deductible for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$7,367,678	$—	$7,367,678

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,087,930	$296,178	$3,384,108

*	Short-term gains are treated as ordinary income for income tax purposes.

As of October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,192,922	$88,367	$2,092,966

The cumulative timing differences primarily consist of late year ordinary loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts and investments in convertible securities.

During the year ended October 31, 2016 the Subsidiary had $1,409,967 of net losses for tax purposes. The Subsidiary’s net losses for the current year is not available to offset its future losses.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

During the year ended October 31, 2016 the Fund utilized capital loss carryforwards of $1,807,945.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2016, the Fund deferred to November 1, 2016 late year ordinary losses of $5,240,144.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Fund did not utilize the Credit Facility during the year ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2016, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, 72.0% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

Derivatives, including swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2016

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Systematic Alpha Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Systematic Alpha Fund (a separate fund of JPMorgan Trust I) and its subsidiary (the “Fund”) as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

60	J.P. MORGAN FUNDS	OCTOBER 31, 2016

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2016	J.P. MORGAN FUNDS	61

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016 and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Systematic Alpha Fund
Class A
Actual	$1,000.00	$1,010.90	$6.07	1.20%
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class C
Actual	1,000.00	1,009.00	8.58	1.70
Hypothetical	1,000.00	1,016.59	8.62	1.70
Class R6
Actual	1,000.00	1,014.10	3.54	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Select Class
Actual	1,000.00	1,012.60	4.81	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

64	J.P. MORGAN FUNDS	OCTOBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the first quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the first quintile based upon the Universe for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe, and in the first quintile based upon the Universe for Select Class shares. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2016	J.P. MORGAN FUNDS	67

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 14.91% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2016.

Qualified Dividend Income (QDI)

The Fund had $2,761,386, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-SA-1016

Annual Report

J.P. Morgan International Equity Funds

October 31, 2016

JPMorgan International Discovery Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

JPMorgan International Discovery Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 21, 2015 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.47%
MSCI Europe, Australasia and Far East Small and Mid Cap Index (“MSCI EAFE SMID Cap Index”)	3.08%

Net Assets as of 10/31/2016	$5,894,412

INVESTMENT OBJECTIVE**

The JPMorgan International Discovery Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Global financial markets weathered two distinct sell-offs during the period and rebounded to provide positive returns over the reporting period amid continued economic stimulus from leading central banks. Markets appeared to absorb the Federal Reserve’s December interest rate increase — the first in a decade — with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows and emerging market equities in particular generally experienced a brief but significant rise in prices. However, British voters confounded the expectations of some at the end of June 2016 and voted to exit the European Union (EU). The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided. Notably, crude oil prices reached 15-month highs in October 2016 amid expectations that the Organization of Petroleum Exporting Countries would agree to production caps that would reduce global inventories.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI EAFE SMID Cap Index (the “Benchmark”) for the period from Fund inception to October 31, 2016.

Relative to the Benchmark, the Fund’s security selection in the software & services sector and its security selection and underweight position in the automobiles & components sector were leading detractors from performance. The Fund’s security selection and underweight position in the banks sector and its security selection in the energy sector were leading contributors to relative performance. By Region, the Fund’s security selection in the U.K. was a leading detractor from relative performance, while its overweight position in Australia was a leading contributor to relative performance.

The Fund’s overweight positions in Provident Financial PLC, ITV PLC and Flow Traders NV were leading detractors from relative performance. Shares of Provident Financial, a U.K. lending company, fell amid investor expectations that the U.K.’s exit from the EU would lead to an increase in impaired loans. Shares of ITV, a U.K. broadcasting company, fell due to reduced prospects for the U.K. economy and advertising spending in the wake of the Brexit vote. Shares of Flow Traders, a Dutch high-speed exchange-traded securities trading company, fell amid declines in its market share.

The Fund’s overweight positions in Whitehaven Coal Ltd., Aristocrat Leisure Ltd. and South32 Ltd. were leading individual contributors to relative performance. Shares of Whitehaven Coal and South32, both Australian coal and metals mining companies, benefitted from a rebound in global coal prices. Shares of Aristocrat Leisure, an Australian maker of gambling machines, rose after the company reported profit growth and raised its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s assets were primarily invested in equity and equity-like securities of foreign companies, including foreign subsidiaries of U.S. companies. At October 31, 2016, the Fund’s largest sector holdings were in the industrials, consumer discretionary and materials sectors, while the Fund’s smallest sector holdings were in utilities, telecommunications services and energy sectors. By region, the Fund’s largest positions were in Europe and Japan.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ashtead Group plc (United Kingdom)	1.6%
2.	Micro Focus International plc (United Kingdom)	1.5
3.	Aristocrat Leisure Ltd. (Australia)	1.4
4.	JD Sports Fashion plc (United Kingdom)	1.4
5.	NSK Ltd. (Japan)	1.3
6.	Plus500 Ltd. (Israel)	1.3
7.	Nitori Holdings Co., Ltd. (Japan)	1.3
8.	Fortescue Metals Group Ltd. (Australia)	1.2
9.	Treasury Wine Estates Ltd. (Australia)	1.2
10.	Challenger Ltd. (Australia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	30.4%
United Kingdom	14.8
Australia	11.1
France	9.4
Sweden	4.6
Switzerland	4.0
Italy	3.4
Denmark	3.2
Finland	2.9
Germany	2.8
Spain	2.5
Hong Kong	2.4
Ireland	1.8
China	1.4
Israel	1.3
Belgium	1.2
Others (each less than 1.0%)	2.8

***	Percentages indicated are based upon total investments as of October 31, 2016. The Fund’s composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan International Discovery Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 21, 2015 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2016 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	December 21, 2015
With Sales Charge**		(5.95)%
Without Sales Charge		(0.75)
CLASS C SHARES	December 21, 2015
With CDSC***		(2.16)
Without CDSC		(1.16)
CLASS R5 SHARES	December 21, 2015	(0.33)
CLASS R6 SHARES	December 21, 2015	(0.26)
SELECT CLASS SHARES	December 21, 2015	(0.47)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (12/21/15 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 21, 2015.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Discovery Fund and the MSCI EAFE SMID Cap Index (net of foreign withholding taxes) from December 21, 2015 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE SMID Cap Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE SMID Cap Index captures mid and small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 2,749 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
	Australia — 10.8%
10,507	ALS Ltd.	49,646
7,054	Aristocrat Leisure Ltd.	82,129
7,180	BlueScope Steel Ltd.	42,596
8,189	Challenger Ltd.	66,851
1,334	Domino’s Pizza Enterprises Ltd.	64,987
28,767	Evolution Mining Ltd.	50,730
16,538	Fortescue Metals Group Ltd.	69,404
490	Ramsay Health Care Ltd.	27,286
5,181	Regis Resources Ltd.	13,066
22,999	South32 Ltd.	44,883
2,422	TPG Telecom Ltd.	13,888
8,497	Treasury Wine Estates Ltd.	69,271
17,680	Whitehaven Coal Ltd. (a)	40,659

		635,396

	Belgium — 1.1%
438	D’ieteren S.A.	19,309
796	Umicore S.A.	48,383

		67,692

	China — 1.4%
4,000	AAC Technologies Holdings, Inc.	38,112
270,000	Lonking Holdings Ltd.	44,137

		82,249

	Denmark — 3.1%
818	Bakkafrost P/F	34,296
692	Royal Unibrew A/S	32,373
598	SimCorp A/S	33,023
5,881	TDC A/S (a)	32,425
605	Vestas Wind Systems A/S	48,470

		180,587

	Finland — 2.8%
1,269	Cramo OYJ	33,259
805	Huhtamaki OYJ	32,488
6,945	Sponda OYJ	32,881
1,414	UPM-Kymmene OYJ	32,892
3,864	YIT OYJ	32,225

		163,745

	France — 9.1%
721	Ipsen S.A.	49,843
1,521	IPSOS	49,677
1,464	Korian S.A.	44,841
604	Remy Cointreau S.A.	48,974
331	SEB S.A.	48,715
436	Sopra Steria Group	44,356

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
1,423	Tarkett S.A.	50,676
764	Technip S.A.	50,707
560	Thales S.A.	52,688
732	Trigano S.A.	51,777
1,278	Ubisoft Entertainment S.A. (a)	43,485

		535,739

	Germany — 1.7%
299	Bechtle AG	31,446
576	Covestro AG (e)	34,109
311	MTU Aero Engines AG	32,476

		98,031

	Hong Kong — 2.3%
24,000	Lee & Man Paper Manufacturing Ltd.	18,033
4,000	Link REIT	28,456
33,000	New World Development Co., Ltd.	41,027
13,500	Techtronic Industries Co., Ltd.	50,722

		138,238

	Ireland — 1.7%
640	DCC plc	52,070
1,143	James Hardie Industries plc, CDI	17,012
335	Paddy Power Betfair plc	34,703

		103,785

	Israel — 1.3%
10,000	Plus500 Ltd.	75,704

	Italy — 3.3%
4,751	Amplifon S.p.A.	50,200
788	Industria Macchine Automatiche S.p.A.	48,736
1,652	Recordati S.p.A.	46,717
1,996	Salvatore Ferragamo S.p.A	48,791

		194,444

	Japan — 29.5%
1,800	Alps Electric Co., Ltd.	43,178
3,000	Aozora Bank Ltd.	9,912
1,700	Cawachi Ltd.	43,751
800	Don Quijote Holdings Co., Ltd.	30,408
1,800	Ebara Corp.	53,436
4,700	EDION Corp.	41,639
2,000	Electric Power Development Co., Ltd.	46,574
2,000	Fujitsu General Ltd.	45,893
15,000	Fukuoka Financial Group, Inc.	64,912
1,900	Goldcrest Co., Ltd.	34,521
2,500	Iida Group Holdings Co., Ltd.	48,324
1,400	Japan Exchange Group, Inc.	20,787

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan International Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
700	Kansai Paint Co., Ltd.	15,043
3,100	Kyowa Exeo Corp.	46,548
2,600	LIXIL Group Corp.	59,718
2,000	M3, Inc.	60,862
2,500	Minebea Co., Ltd.	25,511
7,400	Mitsubishi Chemical Holdings Corp.	48,588
6,100	Next Co., Ltd.	51,198
1,400	Nihon M&A Center, Inc.	45,435
18,500	Nippon Light Metal Holdings Co., Ltd.	42,125
600	Nitori Holdings Co., Ltd.	71,671
6,900	NSK Ltd.	76,704
13,000	NTN Corp.	49,208
5,200	Obayashi Corp.	50,093
1,500	Open House Co., Ltd.	31,685
1,600	Park24 Co., Ltd.	49,438
2,700	Raito Kogyo Co. Ltd.	32,504
6,400	Rengo Co., Ltd.	40,136
7,000	Ryobi Ltd.	28,218
500	SCREEN Holdings Co., Ltd.	34,205
31,000	Shinsei Bank Ltd.	50,120
200	Sosei Group Corp. (a)	29,986
1,400	Sumitomo Seika Chemicals Co. Ltd.	52,344
1,800	Suruga Bank Ltd.	43,943
8,000	Taisei Corp.	59,960
5,600	Takara Leben Co., Ltd.	37,987
2,100	Toridoll Holdings Corp.	48,654
300	Trend Micro, Inc.	10,564
19,000	UACJ Corp.	61,749

		1,737,532

	Luxembourg — 0.5%
599	Stabilus S.A. (a)	31,245

	Netherlands — 0.8%
2,219	Intertrust N.V. (a) (e)	46,778

	Norway — 0.6%
4,554	Skandiabanken ASA (a) (e)	33,871

	South Africa — 0.4%
1,310	Mondi plc	25,565

	Spain — 2.4%
234	Aena S.A. (e)	34,289
1,774	CIE Automotive S.A.	36,521
1,498	Gamesa Corp., Tecnologica S.A.	34,587
11,529	Mapfre S.A.	34,200

		139,597

SHARES	SECURITY DESCRIPTION	VALUE($)

	Sweden — 4.5%
9,115	Cloetta AB, Class B	32,293
3,320	Granges AB	32,262
293	Indutrade AB	5,450
2,157	Inwido AB	23,572
6,441	KappAhl AB	33,586
1,262	NCC AB, Class B (a)	32,070
5,063	Nobina AB (e)	33,913
981	Nordax Group AB (e)	6,164
2,907	Sandvik AB	33,028
2,036	Thule Group AB (e)	31,429

		263,767

	Switzerland — 3.8%
67	dorma+kaba Holding AG, Class B (a)	46,557
4,965	OC Oerlikon Corp. AG (a)	46,676
916	Oriflame Holding AG (a)	33,653
11	Sika AG	52,871
467	Sulzer AG	45,991

		225,748

	United Kingdom — 14.3%
3,600	3i Group plc	29,510
6,800	888 Holdings plc	18,103
1,280	Admiral Group plc	29,989
1,900	Anglo American plc (a)	26,370
6,000	Ashtead Group plc	93,489
2,500	Beazley plc	11,131
1,410	BGEO Group plc	51,016
4,400	Electrocomponents plc	20,067
2,887	Informa plc	23,752
1,442	Intermediate Capital Group plc	10,681
8,200	ITV plc	17,095
4,200	JD Sports Fashion plc	78,088
670	Johnson Matthey plc	27,928
4,200	Just Eat plc (a)	28,851
13,800	Melrose Industries plc	28,479
3,260	Micro Focus International plc	85,365
2,850	Old Mutual plc	7,011
3,000	Paysafe Group plc (a)	15,857
850	Provident Financial plc	30,643
260	Randgold Resources Ltd.	23,090
1,660	RPC Group plc	19,250
5,650	Sage Group plc (The)	49,850
2,160	Smiths Group plc	37,429
2,982	Subsea 7 S.A. (a)	33,381
2,620	Tate & Lyle plc	24,987

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
1,030	Weir Group plc (The)	21,396

		842,808

	United States — 0.4%
470	Carnival plc	22,669

	Total Common Stocks (Cost $5,224,795)	5,645,190

Preferred Stocks — 1.1%
	Germany — 1.1%
1,035	Jungheinrich AG	32,677
396	Sartorius AG	31,172

	Total Preferred Stocks (Cost $55,015)	63,849

	Total Investments — 96.9% (Cost $5,279,810)	5,709,039
	Other Assets in Excess of Liabilities — 3.1%	185,373

	NET ASSETS — 100.0%	$5,894,412

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Machinery	9.4%
Metals & Mining	7.1
Chemicals	4.9
Hotels, Restaurants & Leisure	4.8
Banks	4.6
Construction & Engineering	4.4
Specialty Retail	3.9
Software	3.9
Household Durables	3.4
Real Estate Management & Development	3.1
Capital Markets	2.7
Beverages	2.6
Diversified Financial Services	2.5
Media	2.5
Building Products	2.3
Trading Companies & Distributors	2.3
Pharmaceuticals	2.2
Health Care Providers & Services	2.1
Electrical Equipment	2.0
Electronic Equipment, Instruments & Components	1.8
Commercial Services & Supplies	1.7
Containers & Packaging	1.6
IT Services	1.6
Food Products	1.6
Industrial Conglomerates	1.6
Aerospace & Defense	1.5
Energy Equipment & Services	1.5
Leisure Products	1.5
Insurance	1.4
Paper & Forest Products	1.3
Health Care Technology	1.1
Others (each less than 1.0%)	11.1

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENT:

CDI	— CHESS Depository Interest
REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

International Discovery Fund
ASSETS:
Investments in non-affiliates, at value	$5,709,039
Cash	254,908
Foreign currency, at value	2,794
Receivables:
Investment securities sold	30,940
Interest from non-affiliates	15,010
Tax reclaims	1,637
Due from Adviser	10,649
Deferred offering cost	3,196

Total Assets	6,028,173

LIABILITIES:
Payables:
Investment securities purchased	40,063
Accrued liabilities:
Administration fees	3,080
Distribution fees	17
Shareholder servicing fees	1,005
Custodian and accounting fees	16,000
Trustees’ and Chief Compliance Officer’s fees	1
Audit fees	69,500
Other	4,095

Total Liabilities	133,761

Net Assets	$5,894,412

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

International Discovery Fund
NET ASSETS:
Paid-in-Capital	$5,835,748
Accumulated undistributed (distributions in excess of) net investment income	55,678
Accumulated net realized gains (losses)	(425,808)
Net unrealized appreciation (depreciation)	428,794

Total Net Assets	$5,894,412

Net Assets:
Class A	$19,853
Class C	19,769
Class R5	19,930
Class R6	19,939
Select Class	5,814,921

Total	$5,894,412

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,334
Class C	1,334
Class R5	1,334
Class R6	1,334
Select Class	389,745

Net Asset Value (a):
Class A — Redemption price per share	$14.88
Class C — Offering price per share (b)	14.82
Class R5 — Offering and redemption price per share	14.94
Class R6 — Offering and redemption price per share	14.94
Select Class — Offering and redemption price per share	14.92
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.70

Cost of investments in non-affiliates	$5,279,810
Cost of foreign currency	2,792

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2016

International Discovery Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$112,969
Interest income from non-affiliates	61
Foreign taxes withheld	(10,333)

Total investment income	102,697

EXPENSES:
Investment advisory fees	31,417
Administration fees	3,680
Distribution fees:
Class A	42
Class C	125
Shareholder servicing fees:
Class A	42
Class C	42
Class R5	9
Select Class	11,053
Custodian and accounting fees	93,425
Interest expense to affiliates	13
Professional fees	71,568
Trustees’ and Chief Compliance Officer’s fees	14,596
Printing and mailing costs	1,934
Registration and filing fees	250
Transfer agency fees (See Note 2.F.)	2,981
Offering costs	19,547
Other	2,766

Total expenses	253,490

Less fees waived	(34,921)
Less expense reimbursements	(175,794)

Net expenses	42,775

Net investment income (loss)	59,922

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(431,892)
Payment by affiliate (See Note 3.G.)	10,214
Foreign currency transactions	(5,194)

Net realized gain (loss)	(426,872)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	429,229
Foreign currency translations	(435)

Change in net unrealized appreciation/depreciation	428,794

Net realized/unrealized gains (losses)	1,922

Change in net assets resulting from operations	$61,844

(a)	Commencement of operations was December 21, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

International Discovery Fund
Period Ended October 31, 2016 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$59,922
Net realized gain (loss)	(426,872)
Change in net unrealized appreciation/depreciation	428,794

Change in net assets resulting from operations	61,844

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11)
Class C
From net investment income	(9)
Class R5
From net investment income	(14)
Class R6
From net investment income	(14)
Select Class
From net investment income	(3,155)

Total distributions to shareholders	(3,203)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,835,771

NET ASSETS:
Change in net assets	5,894,412
Beginning of period	—

End of period	$5,894,412

Accumulated undistributed (distributions in excess of) net investment income	$55,678

(a)	Commencement of operations was December 21, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

International Discovery Fund
Period Ended October 31, 2016 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,000
Distributions reinvested	11

Change in net assets resulting from Class A capital transactions	$20,011

Class C
Proceeds from shares issued	$20,000
Distributions reinvested	9

Change in net assets resulting from Class C capital transactions	$20,009

Class R5
Proceeds from shares issued	$20,000
Distributions reinvested	14

Change in net assets resulting from Class R5 capital transactions	$20,014

Class R6
Proceeds from shares issued	$20,000
Distributions reinvested	14

Change in net assets resulting from Class R6 capital transactions	$20,014

Select Class
Proceeds from shares issued	$5,752,568
Distributions reinvested	3,155

Change in net assets resulting from Select Class capital transactions	$5,755,723

Total change in net assets resulting from capital transactions	$5,835,771

SHARE TRANSACTIONS:
Class A
Issued	1,333
Reinvested	1

Change in Class A Shares	1,334

Class C
Issued	1,333
Reinvested	1

Change in Class C Shares	1,334

Class R5
Issued	1,333
Reinvested	1

Change in Class R5 Shares	1,334

Class R6
Issued	1,333
Reinvested	1

Change in Class R6 Shares	1,334

Select Class
Issued	389,536
Reinvested	209

Change in Select Class Shares	389,745

(a)	Commencement of operations was December 21, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
International Discovery Fund
Class A
December 21, 2015 (h) through October 31, 2016	$15.00	$0.13	$(0.24	)(i)(j)	$(0.11)	$(0.01)

Class C
December 21, 2015 (h) through October 31, 2016	15.00	0.07	(0.24	)(i)(j)	(0.17)	(0.01)

Class R5
December 21, 2015 (h) through October 31, 2016	15.00	0.19	(0.24	)(i)(j)	(0.05)	(0.01)

Class R6
December 21, 2015 (h) through October 31, 2016	15.00	0.20	(0.25	)(i)(j)	(0.05)	(0.01)

Select Class
December 21, 2015 (h) through October 31, 2016	15.00	0.17	(0.24	)(i)(j)	(0.07)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2016.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without the reimbursement, the net realized and unrealized gains (losses) on investments per share would have been $(0.26), $(0.27), $(0.27), $(0.28) and $(0.27), and the total return would have been (0.88)%, (1.36)%, (0.53)%, (0.53)% and (0.67)% for Class A, Class C, Class R5, Class R6 and Select Class, respectively (See Note 3.G.).
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)(f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)(g)

$14.88	(0.75	)%(i)	$19,853	1.25%	1.07%	9.33%	200%

14.82	(1.16	)(i)	19,769	1.75	0.57	9.78	200

14.94	(0.33	)(i)	19,930	0.80	1.52	8.83	200

14.94	(0.33	)(i)	19,939	0.75	1.57	8.77	200

14.92	(0.47	)(i)	5,814,921	0.95	1.34	5.54	200

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Discovery Fund	Class A, Class C, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on December 21, 2015. Prior to November 14, 2016 the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$635,396	$—	$635,396
Belgium	—	67,692	—	67,692
China	—	82,249	—	82,249
Denmark	—	180,587	—	180,587
Finland	—	163,745	—	163,745
France	—	535,739	—	535,739
Germany	—	98,031	—	98,031
Hong Kong	—	138,238	—	138,238
Ireland	—	103,785	—	103,785
Israel	75,704	—	—	75,704
Italy	—	194,444	—	194,444
Japan	—	1,737,532	—	1,737,532
Luxembourg	—	31,245	—	31,245
Netherlands	—	46,778	—	46,778
Norway	—	33,871	—	33,871
South Africa	—	25,565	—	25,565
Spain	—	139,597	—	139,597
Sweden	72,370	191,397	—	263,767
Switzerland	—	225,748	—	225,748
United Kingdom	89,186	753,622	—	842,808
United States	—	22,669	—	22,669

Total Common Stocks	237,260	5,407,930	—	5,645,190

Preferred Stocks
Germany	—	63,849	—	63,849

Total Investments in Securities	$237,260	$5,471,779	$—	$5,709,039

There were no transfers among any levels for the period ended October 31, 2016.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

D. Offering and Organizational Costs — Total offering costs of approximately $22,743 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statement of Operations. For the period ended October 31, 2016, total offering costs amortized were $19,547.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amounts of the transfer agency fees charged to each class of the Fund for the period ended October 31, 2016 are as follows:

	Class A	Class C	Class R5	Class R6	Select Class	Total
Transfer agency fees	$586	$586	$586	$586	$637	$2,981

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(23)	$(1,041)	$1,064

The reclassifications for the Fund relate primarily to foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets.

The Adviser, on behalf of the Fund, has entered into investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets managed by JFIMI.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2016, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2016, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
1.25%	1.75%	0.80%	0.75%	0.95%

The expense limitation agreement was in effect for the period ended October 31, 2016 and is in place until at least February 28, 2017.

For the period ended October 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
$31,417	$600	$2,904	$34,921	$175,794

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers/reimbursements resulting from investments in these money market funds for the period ended October 31, 2016.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the period ended October 31, 2016, the Fund incurred $149 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

An affiliate of JPMCB made a payment to the Fund in the amount of $10,214 relating to an operational error.

4. Investment Transactions

During the period ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$15,994,351	$10,282,586

During the period ended October 31, 2016, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,313,691	$556,178	$160,830	$395,348

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended October 31, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,203	$—	$3,203

*	Short-term gains are treated as ordinary income for income tax purposes.

As of October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$59,609	$(391,979)	$394,914

For the Fund the cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

As of October 31, 2016, the Fund had post-enactment net capital loss carryforwards as follows:

Post-enactment net capital loss
Short-Term	Long-Term
$391,979	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the period ended October 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Fund did not utilize the Credit Facility during the period ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2016, all of the Fund’s shares were held by the Adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2016, the Fund had the following non-U.S. country allocations representing greater than 10% of the Fund’s total investments:

Australia	Japan	United Kingdom
11.1%	30.4%	14.8%

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Discovery Fund (a separate fund of JPMorgan Trust I) (the “Fund”) as of October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period December 21, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
International Discovery Fund
Class A
Actual	$1,000.00	$1,033.30	$6.39	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	1,031.30	8.94	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R5
Actual	1,000.00	1,036.10	4.09	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	1,036.80	3.84	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	1,035.40	4.86	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund had $13,280, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2016, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are $112,342 and $10,077, respectively.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾Social Security number and account balances

◾transaction history and account transactions

◾checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾open an account or provide contact information

◾give us your account information or pay us by check

◾make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾affiliates from using your information to market to you

◾sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-ID-1016

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective January 1, 2016, James Schonbachler replaced Mitchell Merin as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2016 – $1,524,080

2015 – $1,570,410

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2016 – $298,597

2015 – $318,007

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2016 – $329,655

2015 – $339,550

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2016 and 2015, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2016 – Not applicable

2015 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2016 – 0.0%

2015 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2015 - $29.8 million

2014 - $31.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 30, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
December 30, 2016